UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111

(Address of principal executive offices) (Zip code)

Eric Wietsma

1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate.”

December 31, 2012

Retirement investors face ongoing market volatility

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended December 31, 2012. Navigating an environment that included both continued global economic malaise and positive signs for the future, investors drove most major equity markets worldwide to strong advances for the period, despite the volatility and weak stock performance that characterized both the second and fourth quarters of 2012.

The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors for much of the year. Other reasons for optimism that emerged over the course of 2012 included signs of a strengthening U.S. housing market, positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics and gross domestic product (GDP) figures.

As 2012 wound down, investors watched and reacted to news surrounding the November U.S. elections and the countdown to the so-called fiscal cliff, a combination of tax hikes and spending cuts set to take effect early in 2013 unless Congress could agree on an alternate plan. Market volatility increased as the year-end fiscal cliff deadline approached, but news about a possible agreement on the last day of the year helped stocks finish 2012 with a rally, and a signed bill addressing many tax issues was in place by the end of the first trading day of 2013.

Investing guidelines for retirement investors

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.*

Who Matters Most to You Says the Most About You.SM

At MassMutual, our customers matter most to us, which is why one of our primary goals is to give retirement investors tools they can use to help them achieve their long-term financial goals. If you work with a financial professional, you may want to take this opportunity to make an appointment with him or her to evaluate your current retirement-planning strategy and determine whether or not you need to fine-tune the plan – based on your long-term investment objectives, time frame, and risk tolerance. We know how important your financial future is to you, so we thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Overview (Unaudited)

December 31, 2012

Stock markets climb despite ongoing uncertainty

In 2012, optimistic investors overcame concerns about the sovereign debt crisis in Europe, slow growth in China, and an improving, but still unsteady, economy here at home to drive stock markets across the globe to solid advances. Investors also contended with game-changing questions in 2012, including who would win the U.S. Presidential and key congressional races and whether or not the uncertainty over the impending “fiscal cliff” would be resolved. (“Fiscal cliff” is the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The U.S. Federal Reserve (the “Fed”) and other central banks from around the world helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates continued to remain near historical lows. Additionally, U.S. manufacturing, employment, gross domestic product (“GDP”), and housing statistics told a story of an economy unsure of its strength at times, but still indicated continued improvement overall for the year.

The price of oil gyrated up and down throughout much of 2012, going from around $103 per barrel in early January, to a low of nearly $78 in late June, before closing the year at $92. Gasoline prices mainly moved in a similar fashion, with consumers getting some relief at the pumps during the early summer of 2012 in between bouts with much higher prices overall – and prices that once again began to escalate as 2013 approached. Gold started the period at around $1,616 per ounce and fluctuated over the 12 months, peaking at $1,781 on October 5. The price of the precious metal ended the year at $1,675.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April 2012 that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist (the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms) through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

Equities rewarded investors for the year ended December 31, 2012, with foreign stocks outpacing most U.S. counterparts. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advanced 18.22%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, gained 17.32% for the year. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) was the leader among domestic broad-market indexes and rose an impressive 17.45%. The small-cap Russell 2000® Index and large-cap S&P 500® Index (the “S&P 500”) picked up 16.35% and 16.00%, respectively. The blue-chip Dow Jones Industrial AverageSM (the “Dow”) lagged other U.S. stock indexes, but still posted a double-digit advance, rising 10.24%.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.81%, as investors sought higher returns relative to other bonds.

Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 4.21%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.51%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.07%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

First quarter: Stocks outperform bonds to start the year

U.S. and foreign stocks rose solidly in the first quarter of 2012, with share prices grounding out steady gains punctuated by brief and shallow corrections. Bonds underperformed stocks across the board. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported in the first quarter that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011. The economy typically expands by more than 3% annually during an economic recovery, which is the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs: In January 2012, the Commerce Department reported that sales of new homes had unexpectedly dropped in the previous month. In February 2012, however, reports indicated that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Greece’s fiscal situation brightened in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter in 2012, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first quarter, worsened once again. Consequently, foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from their early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

Prices on Spanish and Italian debt fell during the second quarter, after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concern began building around the prospect of Greece leaving the euro zone. Later in the quarter, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Third quarter: Stocks on top; central banks come to the rescue

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bonds trailed equities in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Conversely, corporate bonds, including high-yield debt, did well, but lost some momentum late in the quarter. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

Fourth quarter: Stocks mixed; U.S. re-elects President Obama

U.S. stocks turned in a mixed performance for the fourth quarter of 2012, with the most widely followed indexes (the S&P 500, the NASDAQ, and the Dow) declining while small- and mid-cap stock benchmarks advanced. Foreign stocks from developed and emerging markets rose solidly. Bonds were mainly flat, with the exception of high-yield issues, which outperformed most U.S. stock indexes. There was considerable volatility during the period. Stocks declined immediately after the November elections – which included the re-election of President Obama along with Republicans and Democrats maintaining their majorities in the House and Senate, respectively – but negative sentiment persisted for only a brief time, as the market recovered much of its loss by the end of the month. In December, share prices advanced irregularly for much of the month before falling back later on investor concerns that time was running out for lawmakers to reach an agreement to avoid the approaching fiscal cliff. The final day of the year saw all of the major stock indexes turn in healthy advances amid rumors of an impending agreement. In a last-ditch effort, legislators finally struck a deal on New Year’s Day that addresses many tax issues but leaves other questions unresolved.

The November jobs report, released in the first week of December, was surprisingly positive – at least at the headline level. The unemployment rate declined to 7.7% from 7.9% due to lower job market participation, and many more jobs were created than had been forecasted. Third-quarter U.S. GDP, a measure of all final goods and services produced in the nation, underwent an upward revision in December – from 2.7% to 3.1% – and both figures were considerable improvements over the 1.3% rate of expansion posted in the second quarter of 2012. The fourth quarter brought signs of stabilization in the economies of key emerging markets such as China, which had been experiencing slowing economic growth for most of the year. In contrast, much of Europe remained in a recession along with Japan as the year drew to a close.

As 2013 got underway, investors had plenty to occupy their attention, including ongoing economic concerns in Europe and the Far East as well as the still-unresolved aspects of the fiscal cliff here at home. The U.S. will hog the spotlight in the near future as key battles remain in Washington, such as those that focus on the debt ceiling, upcoming spending cuts, and tax and entitlement reform, which many see as key to long-term federal deficit reduction and economic strength. We expect investors will pay attention to these developments and numerous others, as they search for indications about what may lie ahead for the world’s financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 9.62%, significantly outperforming the 4.21% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed its benchmark for 2012, benefiting from tactical positioning in intermediate-term U.S. Treasury securities, particularly those with 5- to 10-year maturities, whose prices increased when interest rates fell. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. With respect to non-U.S. bonds, the Fund’s focus on short-term Spanish and Italian sovereign debt was also positive for returns, as yields fell across the globe due to easing monetary policies from central banks worldwide. An overweight position in agency mortgage-backed securities (“MBS”), relative to the benchmark, was also positive for performance during the year, as MBS outperformed like-duration Treasuries thanks to the Federal Reserve’s announcement and implementation of another mortgage-bond purchase program. Within investment-grade corporate securities, a tactical focus on bonds of financial institutions proved positive for the Fund, as financials outperformed the broader credit market for the year; however, overall underweight positioning in investment-grade corporate bonds hindered the Fund somewhat in the fourth quarter of 2012.

Beyond core sectors, holdings in high-yield corporate bonds also helped drive the Fund’s full-year performance, as investors pursued higher yields. An overweight position in emerging-market securities, exposure to Treasury Inflation-Protected Securities (TIPS), and a modest position in Build America bonds all helped boost overall results for the Fund.

With respect to the Fund’s use of derivatives, pay fixed interest rate swaps contributed to performance. (Pay fixed interest rate swaps are derivatives that allow counterparties to exchange streams of fixed interest rate payments for streams of floating interest rate payments.) The Fund’s exposure to sovereign credit default swaps also helped to fuel performance. (Sovereign credit default swaps are derivatives that compel the seller of the swap to compensate the buyer of the swap if a loan default or other credit event occurs with the sovereign debt of the country named in the agreement.) Finally, exposure to a variety of foreign currencies, including exposure via the use of currency forwards, contributed to performance. (Currency forwards are derivatives that lock in the price at which an investor can buy or sell a currency on a future date.)

Subadviser outlook

We expect the global economy to grow at a real rate of 1.5% to 2.0% in 2013, representing a slowdown from the 2.2% pace of growth seen over the past 12 months. Real growth will be moderated by fiscal belt-tightening, which will create additional slowdowns in corporate profits, capital expenditures, and global trade. Simultaneously, we believe inflation will decrease in the near term. Households will continue to pay down their debt, while the corporate sector remains reluctant to spend. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine the market and economic environment in 2013.

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select PIMCO Total Return Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

U.S. Government Agency Obligations and Instrumentalities	42.1%
Corporate Debt	36.5%
U.S. Treasury Obligations	24.2%
Sovereign Debt Obligations	10.1%
Non-U.S. Government Agency Obligations	8.4%
Municipal Obligations	3.9%
Preferred Stock	1.1%

Total Long-Term Investments	126.3%
Short-Term Investments and Other Assets and Liabilities	(26.3)%

Net Assets	100.0%

MassMutual Select PIMCO Total Return Fund Country Weightings (% of Net Assets) on 12/31/12

United States	97.5%
United Kingdom	5.0%
Spain	4.9%
Canada	3.2%
France	2.9%
Italy	2.4%
Mexico	1.8%
Ireland	1.3%
Netherlands	1.3%
Cayman Islands	1.3%
Australia	1.2%
Luxembourg	1.1%
Russia	0.8%
United Arab Emirates	0.3%
Brazil	0.3%
India	0.3%
Switzerland	0.2%
Bermuda	0.1%
Germany	0.1%
Japan	0.1%
Qatar	0.1%
Republic of Korea	0.1%
Chile	0.0%
Sweden	0.0%

Total Long-Term Investments	126.3%
Short-Term Investments and Other Assets and Liabilities	(26.3)%

Net Assets	100.0%

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select PIMCO Total Return Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), Class Z, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 7/6/10 - 12/31/12
Class S	9.62%	5.94%
Class A	9.25%	5.66%
Class A (sales load deducted)*	4.06%	3.62%
Class Y	9.43%	5.84%
Class L	9.35%	5.71%
Class N	9.02%	5.39%
Class N (CDSC fees deducted)*	8.02%	5.39%
Class Z	9.74%	6.11%
Barclays U.S. Aggregate Bond Index	4.21%	5.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 7.86%, outperforming the 4.21% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Despite the backdrop of U.S. sluggish recovery and global uncertainties, investment-grade corporate bonds and other non-Treasury bonds ended 2012 meaningfully higher, which drove the Fund’s strong performance. The Fund’s non-agency mortgage-backed security (MBS) allocation was also a major contributor to performance, as the sector benefited from positive returns, advantageous market conditions, and continued coupon and principal payments. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Home default rates fell and nationwide home prices improved, as measured by the Case-Shiller Home Price Index. We continue to believe that potential returns for non-agency mortgages remain more heavily skewed to the upside, especially as delinquency rates have improved.

Exposure to high-yield bonds was also a contributor to performance, as default rates remained low and prices rose for these securities. The Federal Reserve’s (the “Fed”) QE3 announcement provided an opportunity for us to increase the Fund’s allocation to high yield during the fourth quarter. (QE3 involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.) The Fund’s greater positioning in these bonds proved to be very beneficial to performance, as the Fed’s announcement increased demand for higher-yielding investments.

Investment-grade bond prices also rose, and the Fund’s allocation to financials and industrials aided performance for the year. The Fund continued to favor financials, which remain discounted by the market. The Fund’s agency mortgage allocation was a contributor to performance, as our focus on selecting certain mortgage pools that avoided exaggerated risk of government-sponsored mortgage refinancing (thus decreasing prepayment risk) paid off. The Fund’s overall tactical positioning with regard to interest-movement had a relatively small positive impact on performance, as interest rates across most maturities ended the year slightly lower overall. (Bond prices move in the opposite direction to interest rates [or yields]; when yields fall, the prices of existing bonds rise – and vice versa.) The Fund’s bias towards longer-dated bonds slightly detracted, as longer-term interest rates increased somewhat (and prices declined).

The Fund used derivative instruments in 2012 mainly for hedging purposes or to gain or adjust exposure to certain bond sectors. Additionally, the Fund used currency forwards to adjust exposure to various foreign currencies. Currency forwards are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. Overall, the Fund’s use of derivatives had a mildly negative impact on performance during the year.

Subadviser outlook

Our optimistic outlook for a continued economic recovery, albeit at a subdued pace, is supported by ongoing modest gross domestic product (GDP) growth. We believe a continuation of mildly positive domestic economic growth is likely and that

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

investment-grade corporate bonds and other non-Treasury bonds will likely perform modestly well into 2013. However, we believe that caution is the watchword in the near term. We remain cognizant of potential negative spillover effects from eco-political activity overseas and of the impact of domestically driven events, such as the impending debt ceiling debates. Still, the Fed remains highly accommodative and continues to implement non-traditional monetary policy programs intended to stimulate the economy. Corporate balance sheets remain strong. Overseas, the European sovereign debt crisis has moderated and the Chinese economy appears to be picking up. Valuations still tend to be attractive on a relative basis, although not to the degree they were earlier in 2012, as prices for non-Treasuries have increased substantially.

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

Corporate Debt	35.3%
U.S. Government Agency Obligations and Instrumentalities	25.2%
U.S. Treasury Obligations	18.7%
Non-U.S. Government Agency Obligations	16.3%
Sovereign Debt Obligations	2.9%
Municipal Obligations	0.2%
Preferred Stock	0.1%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/31/04 - 12/31/12
Class S	7.86%	6.77%	5.50%
Class A	7.27%	6.29%	5.08%
Class A (sales load deducted)*	2.17%	5.26%	4.44%
Class Y	7.79%	6.70%	5.45%
Class L	7.57%	6.55%	5.34%
Class N	7.00%	5.95%	4.74%
Class N (CDSC fees deducted)*	6.00%	5.95%	4.74%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 47% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 53% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 17.79%, narrowly outpacing the 17.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Loomis Sayles component, performance was very broad based, as all 10 industrial sectors represented in the benchmark contributed positively to returns. Among the strongest absolute performers were Fund component holdings in the consumer discretionary, consumer staples, and energy sectors. On a relative basis, outperformance came from stock selection rather than sector allocation, especially in the information technology and health care sectors. On a stock-specific basis, standout performers included Fund component holdings such as communications provider Comcast, global financial services company JPMorgan, and credit card issuer and electronic payment services company Discover Financial Services. On the downside, independent energy company SM Energy, utility services company Exelon Corp, and rail transportation services company Norfolk Southern were all Fund component holdings that detracted from performance.

During 2012, the Brandywine Global component of the Fund was biased more towards companies with lower price-to-earnings ratios and larger market capitalizations, which hindered performance somewhat. Looking at the sector exposures and changes throughout the year, utilities and real estate investment trusts (REITs) were some of the Fund component’s worst-performing holdings for the year. Despite strong returns within the Fund component’s financial holdings, underweight positioning in some diversified financial companies resulted in underperformance relative to the benchmark’s financial services sector. On a relative basis, this sector was the Fund component’s second-largest detractor behind technology. The Fund component’s large overweight stake in higher-quality, large-capitalization technology companies was another large detractor from performance for the year, as these companies underperformed despite low valuations and strong balance sheets. Health care lagged the broader market, but Fund component investments in the sector became a source of outperformance due to better-than-benchmark returns in pharmaceutical and biotechnology holdings. During 2012, the stabilization and improvement in most real estate markets throughout the country translated into strong returns in the home improvement and household durable companies within the consumer discretionary sector – which was the best-performing sector for year. Consequently, the Fund component’s underweight position in consumer discretionary detracted from performance in 2012.

Subadviser outlook

Although 2012 ended strongly, Loomis Sayles believes the outlook for 2013 remains challenging. We believe Capitol Hill has merely “kicked the can down the road” on the fiscal cliff issue, and the markets’ focus, in our opinion, is likely to quickly shift to the debt ceiling, which could be reached as early as mid-February. Stocks declined substantially amid the debt ceiling debate in 2011 and another contentious debate is likely, with the added possibility of another U.S. debt downgrade from Standard & Poor’s. Corporations remain very cautious and focused on costs. Valuations of equities are, on balance, attractive in our view, but remain under pressure as investors continue to question the sustainability of results.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

With respect to the Brandywine Global component of the Fund, positioning of the portfolio is consistent with the slow but improving trends that we perceive in the economy. Several positioning elements tilt the portfolio to take advantage of improvements in the economy. As 2012 came to a close, the Fund component’s overweight positions in industrials and technology, along with its underweight stakes in consumer staples and utilities, demonstrated this pro-economic growth posture. Conversely, the Fund component’s overweight allocation to health care and underweight position in materials is designed to provide some downside protection in a slowing economic environment. Market and economic challenges always exist, both known and unknown, but we believe that the underlying fundamentals of the Fund component’s holdings and the U.S. economy seem to be gaining strength. Additionally, we are optimistic that after another year of strong equity returns and due to the extremely low interest rate environment, the asset class will gain broader investor attention.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 12/31/12

Exxon Mobil Corp.	4.2%
JP Morgan Chase & Co.	3.0%
Chevron Corp.	3.0%
General Electric Co.	3.0%
Pfizer, Inc.	2.4%
Wells Fargo & Co.	2.3%
Microsoft Corp.	2.0%
Merck & Co., Inc.	2.0%
AT&T, Inc.	1.9%
Oracle Corp.	1.8%

25.6%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	21.8%
Consumer, Non-cyclical	18.0%
Energy	13.0%
Communications	12.4%
Industrial	12.3%
Technology	7.2%
Consumer, Cyclical	6.8%
Utilities	4.1%
Basic Materials	3.2%
Mutual Funds	0.9%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 10/15/04 - 12/31/12
Class S	17.79%	-0.88%	3.60%
Class A	17.23%	-1.38%	3.08%
Class A (sales load deducted)*	10.49%	-2.54%	2.34%
Class Y	17.74%	-0.97%	3.50%
Class L	17.53%	-1.08%	3.39%
Class N	16.88%	-1.70%	2.76%
Class N (CDSC fees deducted)*	15.88%	-1.70%	2.76%
Russell 1000 Value Index	17.51%	0.59%	4.99%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 16.49%, trailing the 17.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed its benchmark during 2012 primarily due to weak stock selection in the financials and consumer discretionary sectors – although this was partially offset by positive stock selection in the industrials and health care sectors. Sector positioning, a result of our bottom-up, company-by-company stock selection process, also detracted due to an overweight allocation, relative to the benchmark, to the underperforming information technology sector and an underweight position in the strong-performing financials sector.

Top detractors from benchmark-relative performance included Fund holdings Intel (information technology), Occidental Petroleum (energy), and Kohl’s (consumer discretionary). Shares of Intel, a leading manufacturer of semiconductor chips, declined after the company lowered its revenue outlook, citing sluggish demand for its product. Shares of Occidental Petroleum – an exploration and production company with attractive acreage positions in California, West Texas, and the Middle East – declined amid lingering concerns over the cost of production in California. U.S.-based department store retailer Kohl’s declined, as the company struggled due to weak unit inventory levels, which hurt same-store sales figures. The Fund continued to own all three of these stocks. Other notable detractors included Bank of America in the financials sector. This was a stock the Fund held briefly, but the Fund’s underweight position in this issue strongly detracted on a relative basis, as the stock rose sharply.

Among the top contributors to benchmark-relative returns were Fund holdings Comcast (consumer discretionary), Ingersoll-Rand (industrials), and Home Depot (consumer discretionary). Shares of Comcast, the largest U.S. cable communications company and new owner of NBC Universal, moved higher after the company posted strong earnings and announced a 44% increase in its dividend in tandem with a significant share buyback. Ingersoll-Rand provides industrial machinery, climate control systems, and security products. Shares of this company outperformed during the period after residential markets strengthened and the firm beat consensus earnings estimates. Shares of Home Depot, a leading home improvement retailer, outperformed after the company posted solid earnings and management raised earnings-per-share guidance. Other notable contributors to benchmark-relative performance included Procter & Gamble (consumer staples), a weak-performing stock included in the benchmark that the Fund did not hold.

Subadviser outlook

As 2013 began, the Fund’s largest overweight positions were in the consumer discretionary and information technology sectors, with its largest underweight stakes being in the utilities and energy sectors. We believe slow but steady growth in the U.S., as measured by GDP (gross domestic product), is likely to be somewhere around 2.5% this year. A last-minute deal averted a full dive off the fiscal cliff on New Year’s Day 2013; however, the temporary payroll tax cut of the past two years was allowed to expire, which essentially raised payroll taxes by 2% for most Americans on January 1, 2013. In our view, housing and employment are likely to continue to improve, and corporate earnings have the potential to see moderate growth in 2013. Households have enjoyed a nice boost to their net worth in recent years, which may help cushion the negative impact of higher

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

taxation. Household formation is still going strong in the U.S., and housing starts have just started to improve. It appears that interest rates are slowly creeping higher, which, in our view, is a sign that the economy is improving. We remain cautiously optimistic and believe that the U.S. will be able to avoid a recession in 2013.

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/12

JP Morgan Chase & Co.	3.8%
Wells Fargo & Co.	3.5%
Chevron Corp.	3.4%
Cisco Systems, Inc.	2.6%
Exxon Mobil Corp.	2.3%
AT&T, Inc.	2.3%
ACE Ltd.	2.2%
Merck & Co., Inc.	2.2%
Comcast Corp. Class A	2.1%
PNC Financial Services Group, Inc.	2.1%

26.5%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	25.6%
Consumer, Non-cyclical	17.6%
Energy	13.0%
Industrial	10.8%
Consumer, Cyclical	9.8%
Communications	8.7%
Technology	6.2%
Basic Materials	5.4%
Utilities	3.1%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund Country Weightings (% of Net Assets) on 12/31/12

United States	86.5%
Switzerland	6.1%
Ireland	3.7%
Belgium	1.1%
Canada	1.0%
United Kingdom	0.9%
Israel	0.9%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	16.49%	1.23%	7.92%
Class A	15.85%	0.78%	7.44%
Class A (sales load deducted)*	9.18%	-0.41%	6.81%
Class Y	16.35%	1.19%	7.87%
Class L	16.16%	1.04%	7.70%
Class N	15.55%	0.47%	7.12%
Class N (CDSC fees deducted)*	14.55%	0.47%	7.12%
Russell 1000 Value Index	17.51%	0.59%	7.38%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class Z and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 11/15/10 - 12/31/12
Class Z	16.75%	9.81%
Russell 1000 Value Index	17.51%	10.95%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in the stocks of large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index. Effective September 11, 2012, Columbia Management Investment Advisers, LLC (Columbia) and Huber Capital Management, LLC (Huber) replaced Davis Selected Advisers, L.P. (Davis) as co-subadvisers of the Fund. Columbia managed approximately 55% of the Fund’s portfolio, and Huber was responsible for approximately 45% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 11.22%, underperforming the 17.51% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also trailed the 16.00% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund’s benchmark changed from the S&P 500 Index to the Russell 1000 Value Index effective September 11, 2012.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period from January 1, 2012 through September 10, 2012, while Davis was subadviser of the Fund, energy companies were the greatest detractors from the Fund’s absolute and relative performance. Information technology companies contributed to the Fund’s absolute performance, but detracted from results relative to the benchmark. Conversely, financial companies were the most important contributor to the Fund’s absolute performance, although they, too, detracted from relative performance. Fund holdings Wells Fargo and Bank of New York Mellon (both banks), and financial services giant American Express were among the most important contributors to Fund returns. Conversely, Julius Baer Group, a Swiss private banking group that is the parent company of Swiss bank Julius Baer, and Fairfax Financial Holdings, a Canadian financial holding company that focuses on insurance and investments, were among the Fund holdings that lost the most ground within the financials sector.

For the period from September 11, 2012 through December 31, 2012, while Columbia and Huber served as co-subadvisers of the Fund, the Fund’s Columbia component’s less-than-favorable sector positioning offset the positive impact of solid stock selection. By sector, The Fund component’s top two contributors to relative performance were energy and utilities, where stock selection was a performance driver. Conversely, the two sectors that contributed the least to the Columbia component’s relative performance were financials, due to an underweight position in the strong-performing sector, and industrials, due to stock selection. Finally, in the energy sector, the Fund component experienced positive results, relative to the benchmark, from both an underweight position in this weak-performing sector and from favorable stock selection.

The Huber component of the Fund underperformed the benchmark. Sectors in the Fund component that lagged in relative performance were technology and utilities, while energy and producer durables holdings contributed most positively to performance relative to the benchmark. Energy was the Fund component’s best-performing sector. Holding Ensco, a contract offshore driller, dramatically outperformed in the period on the strength of the Gulf of Mexico shallow water jack-up market and continued positive pricing trends for deep-water drilling assets. Conversely, the Fund component was negatively impacted by technology holdings enterprise-class IT management software vendor CA Inc., enterprise and consumer IT hardware manufacturer Hewlett-Packard, and software giant Microsoft. The Fund component’s relative performance in utilities suffered due to an underweight exposure to regulated electric providers, which generally outperformed the competitive power providers that we tend to favor for this Fund component, like Exelon.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Columbia is wary of volatility around the spending negotiations in the first half of 2013. In addition, we think there are structural macro-economic concerns in Europe that have not yet been permanently addressed, which could become front-page news at any time. Elsewhere, although China is showing signs of bottoming, it is our view that we still are not seeing accelerating economic activity in developing countries. In spite of these concerns, we think there are a number of positives in place, not the least of which are the relatively positive corporate fundamentals we are seeing from U.S. corporates in particular.

Huber believes the debate surrounding the fiscal cliff is becoming less of a factor and markets seem to have focused on drivers of economic growth again, but nevertheless remain skittish. Recent positive economic data points in the U.S. include an improving housing market and modest improvements in the stubbornly high unemployment rate, while negative factors include mixed company earnings reports, a generally stagnant demand environment, and sluggish international economies, with particular pressure in Europe and a slowdown in China. We are cognizant of the complex macro-economic factors affecting global economies and will attempt to take advantage of any market dislocations by discovering new positions and adding to existing investments in companies whose stock prices trade at considerable discounts to our assessment of intrinsic value.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/12

Pfizer, Inc.	3.6%
Merck & Co., Inc.	2.8%
JP Morgan Chase & Co.	2.7%
Microsoft Corp.	2.6%
CNO Financial Group, Inc.	2.4%
Philip Morris International, Inc.	2.4%
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	2.3%
Eli Lilly & Co.	2.3%
Ensco PLC Class A	2.1%
CA, Inc.	2.1%

25.3%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	25.8%
Financial	16.8%
Energy	12.0%
Industrial	9.5%
Technology	8.8%
Communications	7.9%
Consumer, Cyclical	7.8%
Utilities	7.5%
Basic Materials	4.4%
Mutual Funds	2.2%

Total Long-Term Investments	102.7%
Short-Term Investments and Other Assets and Liabilities	(2.7)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Large Cap Value Fund Country Weightings (% of Net Assets) on 12/31/12

United States	83.5%
United Kingdom	8.4%
Canada	3.5%
Ireland	2.6%
Germany	1.0%
Switzerland	1.0%
Bermuda	1.0%
Australia	0.4%
France	0.3%
Panama	0.3%
Netherlands	0.3%
Taiwan	0.2%
Spain	0.1%
Cayman Islands	0.1%

Total Long-Term Investments	102.7%
Short-Term Investments and Other Assets and Liabilities	(2.7)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	11.22%	-0.91%	6.26%
Class A	10.77%	-1.38%	5.74%
Class A (sales load deducted)*	4.40%	-2.55%	5.11%
Class Y	11.22%	-0.98%	6.16%
Class L	10.93%	-1.15%	5.99%
Class N	10.32%	-1.69%	5.42%
Class N (CDSC fees deducted)*	9.55%	-1.69%	5.42%
Russell 1000 Value Index#	17.51%	0.59%	7.38%
S&P 500 Index	16.00%	1.66%	7.10%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, formerly known as MassMutual Select Indexed Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500 Index* (the “Index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI). Effective August 24, 2012, the name of this Fund changed from MassMutual Select Indexed Equity Fund to MM S&P 500 Index Fund. The Fund’s investment approach remains the same.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 15.51%, trailing the 16.00% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

During 2012, large-cap U.S. equities slightly underperformed developed equities outside of the United States. Financials and consumer discretionary were the two strongest-performing sectors within the Index for the year – each of which had a double-digit return. On the other hand, utilities and energy finished in positive territory, but were the two weakest sectors for the year.

2012 got off to a strong start for U.S. equities, as positive economic data reports and healthy developments in Europe’s sovereign debt crisis increased investors’ appetite for risk. The Federal Reserve’s decision to keep interest rates low helped drive a strong surge in U.S. equity indexes.

Fear over Spain’s debt crisis weighed on the market mid-year, but central bank intervention worldwide helped restart the upward trend in U.S. equities. Nevertheless, domestic stocks fell behind international developed equities during the fourth quarter of 2012, narrowing the disparity in their returns for the year, as “fiscal cliff” fears and uncertainty over the upcoming U.S. Presidential election led to a sharp October selloff in stock markets in the U.S. Economists nationwide cut U.S. growth expectations for 2013 during this time, and fear mounted that the U.S. economy might contract into another recession if congressional representatives on both sides of the aisle were unable to reach a bargain in enough time to avert going over the fiscal cliff. However, U.S. equities improved overall in November and December, as the domestic economic picture brightened. Indeed, housing sales, prices, and new construction activity showed tangible improvement in a sector of the economy that had long been dormant. Additionally, the Institute for Supply Management’s (ISM) expectations for capital expenditures by purchasing executives increased from 3.5% in 2012 to 7% to 8% in 2013.

Subadviser outlook

While a congressional bargain that extends the Bush era tax cuts for 98% of Americans did come to pass on January 1, 2013, the lack of a more comprehensive bargain to deal with spending cuts means that the federal budget will continue to be a major issue in 2013. Market volatility will likely continue to follow budget negotiation news out of Capitol Hill, but our view is that improvements in housing and strong corporate balance sheets are likely to lead to growth in U.S. equities, provided congressional leaders can come to an agreement.

*“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500,” and “S&P 500®” are trademarks of Standard & Poor’s Financial Services, LLC (“S&P” or “Standard & Poor’s”) and have been licensed for use by MassMutual. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	3.9%
Exxon Mobil Corp.	3.1%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.6%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%
Google, Inc. Class A	1.5%
The Procter & Gamble Co.	1.4%

19.4%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	21.7%
Financial	15.1%
Technology	12.8%
Communications	12.0%
Energy	10.7%
Industrial	10.1%
Consumer, Cyclical	9.0%
Basic Materials	3.6%
Utilities	3.5%
Diversified	0.0%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P 500 Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class N, Class N (CDSC fees deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	15.51%	1.25%	6.65%
Class A	15.28%	1.02%	6.35%
Class A (sales load deducted)*	8.66%	-0.17%	5.73%
Class Y	15.56%	1.22%	6.62%
Class L	15.57%	1.26%	6.63%
Class I	15.77%	1.46%	6.89%
Class N	14.91%	0.71%	6.05%
Class N (CDSC fees deducted)*	13.91%	0.71%	6.05%
S&P 500 Index	16.00%	1.66%	7.10%

Hypothetical Investments in MM S&P 500 Index Fund Class Z and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 12/7/11 - 12/31/12
Class Z	15.96%	14.86%
S&P 500 Index	16.00%	14.95%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 21.17%, significantly outperforming the 16.42% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection and sector weightings both added overall relative value to the Fund’s performance for 2012. Consumer discretionary, financials, and industrials sector holdings and a lack of exposure to consumer staples stocks contributed the most to the Fund’s performance, relative to the benchmark, for the year. Fund holdings in the energy and technology sectors were the main detractors from relative performance. The best-performing individual securities were Cabela’s (a retailer of hunting, fishing, camping, and other outdoor recreation merchandise in the consumer discretionary sector); payment technology company Visa (in the financials sector); and Fortune Brands Home & Security, a manufacturer of home fixtures and hardware in the industrials sector. Conversely, energy holding Ultra Petroleum, technology company Intel, and jeweler Tiffany & Co. were all Fund holdings that detracted from 2012 full-year results.

From a Fund positioning standpoint, we purchased Delphi Automotive, Fifth & Pacific (formerly Liz Claiborne Inc.), and Tiffany & Co. in the consumer discretionary sector – and sold Cabela’s. In the financials sector, we added insurance and financial services giants American International Group and JPMorgan Chase and sold credit card company Discover Financial. We also eliminated the Fund’s position in Ultra Petroleum – as well as the Fund’s only utility company, Calpine. Finally, we sold the Fund’s holdings in machinery and engine manufacturer Caterpillar, Fortune Brands Home & Security, and human resource consulting firm Robert Half International. During the year, in addition to consumer staples, the Fund did not have any exposure to the health care, materials, or telecommunications sectors.

Subadviser outlook

Our own analysis of the year’s political battles was too hopeful. In hindsight, we mistakenly applied too much “rationality” in assessing the likelihood of real political compromise on the important fiscal challenges. Even though a last-minute agreement was reached, we believe there may be more late-night brinksmanship in the coming months. Our New Year’s resolution is to think even less about near-term politics, and focus more on the elements that we know drive investment returns: finding strong businesses with robust and growing intrinsic values, shareholder-oriented management teams, and attractive price discounts.

Our fundamental view has not changed, so we believe a continuation of solid corporate performance is likely. Balance sheets, cost control, and prodigious free cash flow imply rising returns for shareholders. Additional positives, in our view, include a more certain recovery in housing markets and the benefits of new, low-cost, domestic energy resources. Stock prices already reflect some of this good news, but the cautious positioning of most investors has kept valuations very reasonable and helped reduce the market risk from negative surprises or disappointments. We continue to believe the short-term risks are overblown, and that the scarcity of true, long-term capital in the equity market creates a favorable environment for investors.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 12/31/12

Delphi Automotive PLC	6.4%
Wells Fargo & Co.	6.2%
CarMax, Inc.	5.9%
Penn National Gaming, Inc.	5.8%
Intel Corp.	5.7%
Applied Materials, Inc.	5.3%
Visa, Inc. Class A	5.2%
Franklin Resources, Inc.	5.2%
Starwood Hotels & Resorts Worldwide, Inc.	5.1%
Tiffany & Co.	5.0%

55.8%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Cyclical	37.2%
Financial	20.9%
Technology	14.4%
Energy	10.7%
Industrial	8.7%
Consumer, Non-cyclical	5.2%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MassMutual Select Focused Value Fund Country Weightings (% of Net Assets) on 12/31/12

United States	85.9%
United Kingdom	6.4%
Panama	4.8%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	21.17%	6.57%	11.04%
Class A	20.55%	6.03%	10.48%
Class A (sales load deducted)*	13.62%	4.78%	9.83%
Class Y	21.03%	6.47%	10.93%
Class L	20.82%	6.29%	10.76%
Class N	20.13%	5.71%	10.15%
Class N (CDSC fees deducted)*	19.13%	5.71%	10.15%
Russell 1000 Index	16.42%	1.92%	7.52%

Hypothetical Investments in MassMutual Select Focused Value Fund Class Z and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 11/15/10 - 12/31/12
Class Z	21.28%	11.59%
Russell 1000 Index	16.42%	10.87%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, formerly known as MassMutual Select NASDAQ-100® Fund, and who is the Fund’s subadviser?

Prior to February 22, 2012, the Fund sought to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. Under normal circumstances, the Fund invested at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the NASDAQ-100 Index. The Fund’s subadviser was Northern Trust Investments, Inc. (NTI).

Effective February 22, 2012, the Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

On February 22, 2012, pursuant to the approval of the Board of Trustees of the Fund (the “Board”), the Fund’s name, investment objective, and investment strategy changed to permit the Fund to be “actively” managed. In conjunction with these changes, the Board approved a new subadviser for the Fund, Wellington Management, to replace NTI and to begin actively selecting investments in an attempt not only to match, but potentially to outperform, the Fund’s new benchmark index, the Russell 1000® Growth Index. (It is, of course, also possible that an actively managed fund will underperform its benchmark index.) Prior to this date, the Fund had been named MassMutual Select NASDAQ-100 Fund and was “passively” managed – meaning that the Fund’s investment manager attempted to provide an investment return comparable to that of the Fund’s benchmark index, the NASDAQ-100 Index.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 13.26%, underperforming the 15.26% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also trailed the 16.82% return of the NASDAQ-100 Index, a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

While NTI served as subadviser for the Fund (January 1 – February 21, 2012), from a sector perspective, information technology and materials had the highest returns for the period. The telecommunication services and health care sectors had the lowest returns during the time frame. The NASDAQ-100 Index posted an excellent start to 2012, as positive U.S. economic data and favorable developments surrounding the European sovereign debt crisis were enough to offset investor concerns about France’s and Austria’s credit downgrades. The Federal Reserve signaled a continuation of accommodative money policies through at least 2014, which also helped boost returns along with European leaders’ announcement of another bailout for Greece.

With respect to the time that Wellington Management was subadviser for the Fund (February 22 – December 31, 2012), the primary factor that hampered the Fund’s performance was weak stock selection in the information technology, industrials, and materials sectors – although this was partially offset by stronger stock selection in the financials and energy sectors. Sector allocation, a result of our bottom-up, company-by-company stock selection process, contributed to the Fund’s relative results due to an overweight allocation, relative to the benchmark, to the strong-performing information technology sector and an underweight allocation to the underperforming consumer staples sector.

Top detractors from benchmark-relative returns included Fund holdings QLogic (information technology), Apollo Group (consumer discretionary), and Altera (information technology). Conversely, top contributors to benchmark-relative returns included Fund holdings Bank of America (financials), eBay (information technology), and Gilead (health care). Other notable Fund holdings that contributed to the Fund’s benchmark-relative returns included Intel (information technology), a stock included in the benchmark that the Fund did not hold, which declined in 2012.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

U.S. home prices are now rising year-over-year for the first time in several years and Wellington Management’s view is that the large mortgage divisions of the Fund’s bank holdings are likely to prosper in such an environment. Valuations appear attractive for several stocks in the industrials sector, but we believe that overall quality is deteriorating for many of these firms, end-user demand is slowing in some key markets (such as China, India, and Europe), and the returns on capital appear to be poised for contraction.

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/12
Apple, Inc.	5.5%
Cisco Systems, Inc.	5.0%
Microsoft Corp.	2.8%
Verizon Communications, Inc.	2.7%
International Business Machines Corp.	2.5%
Philip Morris International, Inc.	2.5%
Google, Inc. Class A	2.4%
Wal-Mart Stores, Inc.	2.4%
The Coca-Cola Co.	2.4%
Oracle Corp.	2.2%

30.4%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/12
Consumer, Non-cyclical	24.4%
Communications	20.6%
Technology	19.6%
Consumer, Cyclical	13.9%
Industrial	7.1%
Energy	4.4%
Financial	4.1%
Basic Materials	3.8%
Mutual Funds	2.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), Russell 1000 Growth Index, and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	13.26%	4.54%	10.12%
Class A	12.79%	4.05%	9.55%
Class A (sales load deducted)*	6.31%	2.83%	8.91%
Class Y	13.09%	4.44%	10.00%
Class L	12.97%	4.31%	9.85%
Class N	12.27%	3.68%	9.20%
Class N (CDSC fees deducted)*	11.27%	3.68%	9.20%
Russell 1000 Growth Index#	15.26%	3.12%	7.52%
NASDAQ-100 Index	16.82%	5.00%	10.46%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the NASDAQ-100 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 18.43%, outperforming the 15.26% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also outpaced the 16.00% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2012, sector weighting and stock selection were the two factors that contributed the most to the Fund’s performance. With respect to sectors, information technology, consumer staples, energy, and financials were the standouts. Conversely, health care and industrials and business services were the greatest detractors.

Information technology was by far the leading outperformer, powered by stock selection within the sector. The Fund’s shares of information technology giant Apple were up sharply on continued strength in demand for its products. The company experienced strong sales of its iPad Mini following the new tablet’s release in October 2012 and recently began selling the iPhone in China. Shares of online vendor eBay, another Fund holding, rose substantially, led by growth in popularity of its PayPal electronic payment service as well as increased popularity among smartphone users. An increase in consumer spending benefited global payment networks Visa and MasterCard, as both of these Fund holdings continued to benefit from consumers outside of the U.S., who increasingly favor credit cards over cash. Similarly, the Fund’s investment in Tencent Holdings paid off. Tencent Holdings is China’s largest Internet company by revenue. The company’s shares appreciated on continuing increases in mobile data traffic, particularly in gaming and advertising. Consumer staples outperformed due to the Fund’s significantly underweight position, relative to the benchmark, as investors favored cyclical stocks over defensive sectors. Energy outperformed, as a beneficial overweight position in the sector offset negative stock selection. Finally, financials was a standout due to the Fund’s overweight position and favorable stock selection in that sector.

Hampering the Fund’s performance for the year was the health care sector, which detracted due to less-than-favorable stock selection and the Fund’s underweight allocation to this strong-performing sector. Fund holding Cardinal Health, maker of generic pharmaceuticals and medical instruments for hospitals, faced significant commodity price challenges from its medical/surgical distribution segment. Investors sold off shares of another Fund holding, biotechnology firm Celgene, in June after the company pulled its European Union application for approval of expanded use of its cancer drug, REVLIMID.®

The industrials and business services sectors detracted due to stock selection and unfavorable overweight positioning. Demand for consulting services of IHS, a Fund holding that serves corporations looking for insight into factors that affect business decisions – such as commodities, industry forecasting, pricing, and cost – declined as many clients cut their spending amid economic uncertainty. IHS did, however, show some growth in its subscription revenues.

Subadviser outlook

Now that the first phase of a plan to deal with the U.S. fiscal problems is behind us, we are reasonably optimistic that the policymakers in Washington will come up with some sort of a compromise on the spending side of the equation. We believe the U.S. economy is likely to grow between 2% and 3% in 2013 and are encouraged by positive trends in the housing industry and

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

the declining unemployment rate. In our view, the main impediments to global growth remain – an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. The Fund remains focused on stocks that we believe can do reasonably well under any conditions.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	8.6%
Google, Inc. Class A	4.9%
Amazon.com, Inc.	4.3%
Danaher Corp.	3.1%
MasterCard, Inc. Class A	3.0%
Priceline.com, Inc.	2.7%
American Tower Corp.	2.4%
QUALCOMM, Inc.	2.2%
Union Pacific Corp.	1.9%
eBay, Inc.	1.9%

35.0%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/12

Communications	22.0%
Consumer, Non-cyclical	16.8%
Consumer, Cyclical	15.6%
Technology	15.2%
Industrial	12.1%
Financial	8.7%
Basic Materials	4.7%
Energy	4.7%
Mutual Funds	0.0%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	18.43%	2.91%	6.82%
Class A	17.84%	2.46%	6.33%
Class A (sales load deducted)*	11.07%	1.25%	5.70%
Class Y	18.23%	2.84%	6.71%
Class L	18.07%	2.69%	6.56%
Class N	17.58%	2.14%	6.00%
Class N (CDSC fees deducted)*	16.58%	2.14%	6.00%
Russell 1000 Growth Index#	15.26%	3.12%	7.52%
S&P 500 Index	16.00%	1.66%	7.10%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 52% of the Fund’s portfolio; and Delaware Management Company (DMC), which was responsible for approximately 48% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 19.86%, outperforming the 15.26% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s Sands Capital component outperformed the benchmark primarily due to security selection, although sector allocation also made a contribution for the year. The largest individual contributors to the Fund component’s return for 2012, relative to the benchmark, were enterprise software developer salesforce.com, global payments technology company Visa, biopharmaceutical firm Regeneron Pharmaceuticals, Internet-based retailer Amazon.com, and genomic technology developer Illumina. Conversely, the largest detractors from the Fund component’s relative return for the year were social networking platform Facebook, subsea equipment maker FMC Technologies, on-demand entertainment Internet streamer Netflix, premium handbag and accessory designer Coach, and logistics provider C.H. Robinson Worldwide. Sands Capital eliminated Illumina, because of an unfavorable competitive outlook for the gene-sequencing market, and C.H. Robinson Worldwide, because of the company’s weakening growth prospects, from the Fund component.

Sector allocation had a materially positive impact on the Fund’s DMC component’s performance during the year, although stock selection had a slightly negative overall effect. Specifically, the Fund component benefited from overweight positions, relative to the benchmark, in both the financials and energy sectors, along with stock selection in the technology sector. Conversely, the Fund component was hurt by stock selection in the consumer discretionary sector – most notably, from a position in Apollo Group, a for-profit educational institution that owns the University of Phoenix, which faced increasing market challenges. Some of the Apollo Group’s specific business model transitions are playing out well, but inconsistent and disappointing overall enrollment levels suggest the industry shakeup caused by increased government regulatory scrutiny of this educational segment is more permanent than we originally anticipated. Consequently, we sold Apollo Group from the Fund component toward the end of the year.

Subadviser outlook

Sands Capital reports that, while the U.S. and the world overall seem to be facing a period of slower overall growth, this does not necessarily mean that growth investors will share that same experience. At its core, growth investing is all about finding businesses that are either driving or benefiting from “change.” This never-ending cycle of change governs both economic and non-economic drivers of the global business landscape. Consequently, we believe there will always be opportunities for diligent and selective growth investors to identify quality businesses, regardless of whether a region is experiencing accelerating or decelerating growth.

DMC believes that equity market volatility in recent years demonstrates that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing complicated factors that threaten economic fundamentals, such as the European sovereign debt crisis. While some fundamentals may be trending in a positive direction (from a very low base during the global financial crisis of 2008-2009), we do not believe that we are entering into a typical post-recessionary boom cycle. Rather, we believe the lingering effects of the credit crisis could lead to moderate growth, at best, with the prospect of a slowing global economic environment. In such a tenuous environment, we believe that the quality of a company’s business model, competitive position, and management may be of utmost importance.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/12

Apple, Inc.	7.3%
Visa, Inc. Class A	6.7%
Google, Inc. Class A	5.5%
Allergan, Inc.	4.3%
QUALCOMM, Inc.	4.3%
Amazon.com, Inc.	4.0%
Salesforce.com, Inc.	3.7%
Priceline.com, Inc.	3.3%
EOG Resources, Inc.	2.7%
Nike, Inc. Class B	2.6%

44.4%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 12/31/12

Communications	26.0%
Technology	22.1%
Consumer, Non-cyclical	21.9%
Consumer, Cyclical	11.1%
Energy	7.6%
Financial	4.9%
Basic Materials	3.0%
Mutual Funds	2.3%
Utilities	2.3%
Industrial	0.7%

Total Long-Term Investments	101.9%
Short-Term Investments and Other Assets and Liabilities	(1.9)%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	19.86%	4.87%	9.35%
Class A	19.37%	4.39%	8.79%
Class A (sales load deducted)*	12.51%	3.16%	8.15%
Class Y	19.84%	4.79%	9.25%
Class L	19.61%	4.65%	9.08%
Class N	18.87%	4.02%	8.47%
Class N (CDSC fees deducted)*	17.87%	4.02%	8.47%
Russell 1000 Growth Index	15.26%	3.12%	7.52%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class Z and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 12/7/11 - 12/31/12
Class Z	20.14%	17.99%
Russell 1000 Growth Index	15.26%	13.12%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s subadvisers are NFJ Investment Group LLC (NFJ), which managed approximately 30% of the Fund’s portfolio; and Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 70% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 16.35%, trailing the 18.51% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Systematic component of the Fund, both sector allocation and stock selection detracted from performance relative to the benchmark for the year. Sector allocation detracted primarily due to an overweight position, relative to the benchmark, in the energy sector. Conversely, the Fund component’s overweight stake in utilities helped offset some of those losses. In terms of stock selection, underperformance came mainly from Fund component holdings within the health care, consumer staples, and industrials sectors. Favorable stock selection within Fund component holdings in the financials and materials sectors was beneficial. A top-performing Fund component holding for the period was credit card provider Discover Financial Services, a consumer finance stock. The company has been seeing delinquency trends move lower, suggesting that charge-offs and loan-loss expense will also continue to decline. Conversely, detracting from results for the period was WellCare Health Plans, Inc., a health care provider that reported earnings below expectations and experienced cost trends that were much higher than its peer group.

Sector bias, stock selection, and a small cash position all contributed to relative underperformance for the component of the Fund managed by NFJ. Fund component stock selection in the materials and energy sectors was robust, but failed to completely offset less-favorable stock choices in the financials and information technology sectors. The Fund component holdings that contributed the most to performance were Canada-based global energy company Nexen Inc. and apparel retailer Gap Inc., which both advanced sharply. Conversely, hampering returns the most were the component’s investments in natural gas producer Chesapeake Energy Co. and office supply firm Staples Inc., which declined substantially for the year. The Fund component’s overweight position in energy and underweight stake in financials muted relative returns. Conversely, an underweight allocation to utilities and overweight position in consumer discretionary benefited the Fund component’s relative performance during 2012.

Subadviser outlook

Systematic sees the political gamesmanship in Washington D.C. has caused a lack of clarity for both the investment community and the business environment in general. Now that the politicians have struck a deal to avoid the fiscal cliff at the last possible moment, at least some uncertainty has been removed, if only temporarily. Unfortunately, in usual Capitol Hill style, they essentially kicked the can down the road a couple of months by pushing out the drastic spending cuts until around March, while failing to address the issues surrounding the debt ceiling. Should an accord of any magnitude be struck in the weeks ahead, we believe it could be extremely well received by investors.

NFJ believes that heavy doses of quantitative easing have resulted in a world awash with liquidity and record low interest rates. Investors are taking on more risk to generate a positive real return in the face of persistent uncertainty. We think the corporate health of many companies appears strong, current payout ratios leave room for growth, and many stocks trade at attractive valuations. In our view, dividends and share repurchases could be the primary drivers of equity returns in 2013.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/12

Lincoln National Corp.	2.0%
Validus Holdings Ltd.	2.0%
Energen Corp.	1.9%
Foot Locker, Inc.	1.7%
Fifth Third Bancorp	1.7%
CBL & Associates Properties, Inc.	1.6%
Regions Financial Corp.	1.6%
Discover Financial Services	1.6%
Cadence Design Systems, Inc.	1.6%
United Rentals, Inc.	1.5%

17.2%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	27.4%
Consumer, Non-cyclical	14.2%
Consumer, Cyclical	11.7%
Industrial	11.4%
Utilities	10.1%
Technology	8.3%
Basic Materials	7.3%
Energy	6.9%
Communications	2.3%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 8/29/06 - 12/31/12
Class S	16.35%	4.10%	3.97%
Class A	15.84%	3.58%	3.45%
Class A (sales load deducted)*	9.18%	2.36%	2.49%
Class Y	16.21%	4.00%	3.86%
Class L	16.12%	3.79%	3.69%
Class N	15.46%	3.26%	3.17%
Class N (CDSC fees deducted)*	14.46%	3.26%	3.17%
Russell Midcap Value Index	18.51%	3.79%	4.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class Z and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 12/7/11 - 12/31/12
Class Z	16.54%	14.50%
Russell Midcap Value Index	18.51%	17.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 57% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 43% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 19.40%, outpacing the 18.05% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Wellington component of the Fund underperformed the benchmark for the year, primarily as a result of security selection. Favorable stock selection in the Fund component’s holdings in information technology and health care partially offset weaker stock selection among the financials, industrials, and materials sectors. Sector allocation contributed modestly, as the Fund component’s underweight allocation, relative to the benchmark, to the underperforming utilities sector aided relative returns – but was partially offset by an underweight stake in the outperforming financials sector. Among the top relative detractors for the period were three Fund component holdings from the industrials sector: U.S.-based leading branded office products supplier ACCO Brands, North American office product wholesaler United Stationers, and Kirby, the largest U.S. tank barge operator and diesel-engine service company. Conversely, top-performing Fund component holdings on a relative basis during the period included Maximus, an outsourcing provider for government health and human services agencies whose shares climbed after the Supreme Court decision upheld the individual mandate of the Affordable Care Act, clearing the way for full implementation of the health care law in 2014; Carlisle, a diversified industrial manufacturer with significant operations in commercial roofing and specialty tires and wheels, which rose on strong demand for roofing products; and Charles River Labs, in the health care sector, a contract research organization and provider of animal research models.

Barrow Hanley notes that consumer discretionary, materials, and industrials were three of the four top-performing sectors in the benchmark for the year. The Barrow Hanley Fund component had an overweight allocation to all of these sectors. This favorable allocation, in tandem with favorable stock selection, contributed to the Barrow Hanley-managed component’s performance in 2012, with about half of the advance in the fourth quarter of the year. The Fund component’s underweight stake in the strong-performing financials sector hampered performance somewhat, although stock selection within the sector nearly made up for the allocation misstep. Health care was a modest contributor to the Fund component’s performance. Conversely, the worst-performing sector was information technology, where a greater-than-benchmark allocation and stock selection detracted.

Subadviser outlook

Based on Wellington’s two- to three-year time horizon, we continue to find attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies. At the end of 2012, the Wellington component of the Fund had its largest overweight positions in the industrials and consumer discretionary sectors. During the year, we added companies like Atlas Air Worldwide (industrials) and Advance Auto Parts (consumer discretionary) to the Fund component, while maintaining significantly underweight allocations to financials and utilities.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Barrow Hanley notes that 2012 was the fourth consecutive variation of a basic trend the market has undertaken since the beginning of the bull market almost four years ago, which has included high benchmark returns with significant dispersion and remarkable volatility. The end of the first quarter of 2013 will mark both the thirteenth anniversary of the beginning of the new small-cap renaissance, and the fourth anniversary of the beginning of the bull market. We think small-cap value returns, already clearly superior over most longer time frames (20 years and more), are poised for a period of improvement over the near and intermediate terms. In our view, long-term powerful advantages could continue to benefit small-cap stocks.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/12

Carlisle Cos., Inc.	2.0%
Terex Corp.	2.0%
PolyOne Corp.	1.7%
Oshkosh Corp.	1.7%
Belden, Inc.	1.7%
Mobile Mini, Inc.	1.6%
Mentor Graphics Corp.	1.5%
Vishay Intertechnology, Inc.	1.5%
Whirlpool Corp.	1.5%
HealthSouth Corp.	1.4%

16.6%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 12/31/12

Industrial	32.6%
Consumer, Cyclical	18.2%
Financial	16.9%
Consumer, Non-cyclical	14.0%
Technology	5.2%
Basic Materials	3.4%
Utilities	2.9%
Energy	2.8%
Communications	1.8%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 2000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 3/31/06 - 12/31/12
Class S	19.40%	3.76%	2.24%
Class A	18.75%	3.24%	1.74%
Class A (sales load deducted)*	11.92%	2.02%	0.85%
Class Y	19.15%	3.65%	2.13%
Class L	19.03%	3.45%	1.96%
Class N	17.74%	2.81%	1.35%
Class N (CDSC fees deducted)*	16.74%	2.81%	1.35%
Russell 2000 Value Index	18.05%	3.55%	2.38%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 39% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 54% of the Fund’s portfolio; and EARNEST Partners, LLC (Earnest Partners), which oversaw approximately 7% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 14.77%, lagging the 18.05% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also underperformed the 16.35% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection, particularly in the energy, financials, and materials sectors, drove the T. Rowe Price Fund component’s underperformance relative to the benchmark. Overall, sector allocation contributed to performance, most notably thanks to overweight positions, relative to the benchmark, in the industrials and business services and materials sectors – although the Fund component’s allocation to the financials sector hindered relative performance somewhat. On the positive side, Fund component holdings within the information technology sector outperformed those of the benchmark. Stock selection and an overweight position in the industrials and business services sector also contributed. Finally, the Fund component’s consumer discretionary sector also outperformed, receiving a lift from a position in recreational vehicle manufacturer Winnebago, which reported sharply higher revenue due to increased deliveries of motor homes and travel trailers.

For the Federated Clover component of the Fund, relative portfolio performance came from strong stock selection in the energy, industrials, and financials sectors. Solid performance in Fund component holdings in the equipment and services along with the fuels industries drove outperformance in the energy sector, relative to the benchmark. Strength in the Fund component’s industrials sector originated from the distributors, professional services, and airlines industries. Stock selection in the insurance, thrift, and diversified financial services industries drove positive performance for Fund holdings in financials. These strengths were offset, however, by weakness in the Fund component’s investments in the consumer discretionary, materials, and consumer staples sectors. Merger and acquisition activity contributed to performance during the year, and nine companies held in the Fund component either entertained bids or underwent acquisition. Although the Fund component’s allocation to cash in was in line with historical norms, it nevertheless had a negative impact on results in 2012’s strong market environment.

For the Earnest Partners component of the Fund, gains were spread across sectors, with individual stock selection being the primary driver of performance. Three particular holdings contributed to full-year results. Financial holding Eaton Vance, which manages and distributes mutual funds and provides financial services to high-net-worth individual and institutional clients, rose sharply during the year. Health care holding Covance, a global contract research organization (CRO) providing outsourced clinical trial management and laboratory services for pharmaceutical and biotech companies, also had a substantial advance. Finally, industrial holding Harsco – a leading provider of industrial services to companies in 54 countries – also benefited performance.

Subadviser outlook

T. Rowe Price believes that U.S. equities will rise in 2013, maybe not at the pace of 2012, but probably at a higher rate than that of fixed-income investments. With small-company value stocks valued at close to their 30-year average compared to large companies and growth companies, our view is that these stocks have the potential to enjoy returns in line with, or better than, the average small-cap stock.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Federated Clover notes that the equity markets during 2012 were characterized by good returns in the face of multiple uncertainties. Looking forward, we see potential for a continuation of these conditions. Their perspective is constructive as we enter 2013 with valuations at or below historic levels and earnings forecast to continue to grow.

As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of Earnest Partners’ investment process. As 2012 came to a close, we did, however, report finding the most opportunities in the energy, industrials, materials, information technology, and health care sectors, where the Fund component held overweight positions. Conversely, we were finding fewer opportunities in areas like consumer staples, consumer discretionary, and financials as 2013 got underway.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/12

ProAssurance Corp.	1.3%
Aaron’s, Inc.	1.3%
Landstar System, Inc.	1.2%
Genesee & Wyoming, Inc. Class A	1.2%
Beacon Roofing Supply, Inc.	1.0%
Cleco Corp.	1.0%
Alterra Capital Holdings Ltd.	0.9%
Kirby Corp.	0.9%
Wintrust Financial Corp.	0.8%
Potlatch Corp.	0.8%

10.4%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 12/31/12

Financial	24.9%
Industrial	22.5%
Consumer, Cyclical	11.9%
Consumer, Non-cyclical	11.3%
Basic Materials	8.2%
Energy	5.9%
Technology	5.2%
Utilities	4.5%
Mutual Funds	4.8%
Communications	4.1%

Total Long-Term Investments	103.3%
Short-Term Investments and Other Assets and Liabilities	(3.3)%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	14.77%	4.92%	9.96%
Class A	14.28%	4.46%	9.47%
Class A (sales load deducted)*	7.71%	3.23%	8.82%
Class Y	14.76%	4.88%	9.90%
Class L	14.57%	4.73%	9.74%
Class N	13.90%	4.13%	9.13%
Class N (CDSC fees deducted)*	12.90%	4.13%	9.13%
Russell 2000 Value Index#	18.05%	3.55%	9.50%
Russell 2000 Index	16.35%	3.56%	9.72%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class Z, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 11/15/10 - 12/31/12
Class Z	15.04%	9.80%
Russell 2000 Value Index #	18.05%	9.31%
Russell 2000 Index	16.35%	9.66%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Standard & Poor’s MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in S&P MidCap 400 Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform since its inception on July 26, 2012?

The Fund’s Class S shares returned 12.01%, underperforming the 12.22% return of the Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

From July 26, 2012 through December 31, 2012, consumer staples and industrials were the Fund’s and Index’s best-performing sectors, and telecommunication services and utilities were their worst-performing sectors.

The third quarter of 2012 saw generally positive market conditions, as European leaders’ support of the euro eased concerns regarding the debt crisis in Europe – although investors were disappointed when interest rates remained unchanged after further central bank deliberations. Confidence further eroded after U.S. corporate earnings began to disappoint and macro-economic data out of China clouded that country’s outlook.

Amid concern over the impending January 1, 2013, spending cuts and tax increases known as the “fiscal cliff,” in tandem with uncertainty regarding the upcoming presidential election, U.S. equities sold off in October, which hit large-cap U.S. equities harder than their mid-cap counterparts. Fear mounted as disappointing earnings numbers continued to pour in, and uncertainty rose regarding the total impact of Superstorm Sandy.

Economists nationwide cut U.S. growth expectations for 2013, and investors worried that the United States might contract into another recession if a deal could not be made to avert the fiscal cliff. However, U.S. equities improved in November and December of 2012, as the domestic economic picture improved from a macro-economic perspective. The Index rallied in the second half of November after European leaders agreed to release bailout funds to Greece.

Subadviser outlook

The last few weeks of the year were characterized by incessant speculation over the likelihood of an eleventh-hour fiscal-cliff aversion deal. While a congressional bargain that extends the Bush-era tax cuts for 98% of Americans did come to pass on January 1, 2013, the lack of a “grand bargain” to deal with spending cuts means that the federal budget will continue to be a major issue into 2013. Our view is that market volatility will likely continue to follow budget negotiation news out of Capitol Hill, but improvements in housing and strong corporate balance sheets could lead to overall growth in U.S. equities in 2013, provided congressional leaders can come to an agreement with President Obama.

*“Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400® Index” are trademarks of Standard & Poor’s Financial Services LLC (“S&P” or “Standard & Poor’s”) and have been licensed for use by MassMutual. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/12

Regeneron Pharmaceuticals, Inc.	1.0%
Equinix, Inc.	0.8%
HollyFrontier Corp.	0.8%
Kansas City Southern	0.7%
AMETEK, Inc.	0.7%
Vertex Pharmaceuticals, Inc.	0.7%
Rackspace Hosting, Inc.	0.7%
The Macerich Co.	0.6%
PVH Corp.	0.6%
Trimble Navigation Ltd.	0.6%

7.2%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 12/31/12

Financial	19.9%
Industrial	19.1%
Consumer, Non-cyclical	16.8%
Consumer, Cyclical	12.3%
Technology	7.9%
Energy	5.4%
Basic Materials	5.1%
Utilities	4.7%
Communications	4.7%
Mutual Funds	3.2%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P Mid Cap Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class Z and the S&P MidCap 400 Index.

TOTAL RETURN	Since Inception 7/26/12 - 12/31/12
Class S	12.01%
Class A	11.76%
Class A (sales load deducted)*	5.33%
Class Y	11.92%
Class L	11.89%
Class I	12.02%
Class Z	12.06%
S&P MidCap 400 Index	12.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000 Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Russell 2000 Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform since its inception on July 26, 2012?

The Fund’s Class S shares returned 11.03%, underperforming the 11.22% return of the Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

From July 26, 2012 through December 31, 2012, materials and industrials were the Fund’s and Index’s best-performing sectors, and health care and utilities were their worst-performing sectors.

The third quarter of 2012 saw generally positive market conditions, as European leaders’ support of the euro eased concerns regarding the debt crisis in Europe – although investors were disappointed when interest rates remained unchanged after further central bank deliberations. Confidence further eroded after U.S. corporate earnings began to disappoint and macro-economic data out of China clouded that country’s outlook.

U.S. small-cap equities began the fourth quarter moving in sync with their large-cap counterparts. Stocks got off to a strong start, as Federal Reserve (the “Fed”) Chairman Bernanke announced that the Fed will maintain accommodative monetary policy. However, those gains were quickly erased as uncertainty surrounding the U.S. Presidential election and the possibility of January 1, 2013, spending cuts and tax hikes known as the “fiscal cliff” took hold of equity markets. The subsequent disappointing earnings season, paired with Superstorm Sandy, worsened U.S. equity index returns.

Small-cap stocks improved in November and December of 2012 as the domestic economic picture lightened. Macro-economic data out of the housing sector showed improvement in a segment of the economy that has long been dormant, and the Institute for Supply Management’s expectations for capital expenditure by purchasing executives increased from 3.5% in 2012 to 7% to 8% in 2013. These positives boosted the broad market and helped offset October’s decline.

Subadviser outlook

While a congressional bargain that extends the Bush-era tax cuts for 98% of Americans did come to pass on January 1, 2013, the lack of a “grand bargain” to deal with spending cuts means that the federal budget will continue to be a major issue into 2013. Our view is that market volatility will likely continue to follow budget negotiation news out of Capitol Hill, but improvements in housing and strong corporate balance sheets could lead to overall growth in U.S. equities in 2013, provided congressional leaders can come to an agreement with President Obama.

*The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/12

Ocwen Financial Corp.	0.3%
Genesee & Wyoming, Inc. Class A	0.3%
Two Harbors Investment Corp.	0.3%
Pharmacyclics, Inc.	0.3%
CommVault Systems, Inc.	0.3%
Starwood Property Trust, Inc.	0.2%
Alaska Air Group, Inc.	0.2%
The Warnaco Group, Inc.	0.2%
WEX, Inc.	0.2%
Dril-Quip, Inc.	0.2%

2.5%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 12/31/12

Financial	21.5%
Consumer, Non-cyclical	19.1%
Industrial	14.1%
Consumer, Cyclical	13.9%
Mutual Funds	10.3%
Technology	8.7%
Communications	6.2%
Energy	5.7%
Basic Materials	3.9%
Utilities	3.3%
Diversified	0.1%

Total Long-Term Investments	106.8%
Short-Term Investments and Other Assets and Liabilities	(6.8)%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class Z and the Russell 2000 Index.

TOTAL RETURN	Since Inception 7/26/12 - 12/31/12
Class S	11.03%
Class A	10.83%
Class A (sales load deducted)*	4.45%
Class Y	10.99%
Class L	10.96%
Class I	11.19%
Class Z	11.24%
Russell 2000 Index	11.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 79% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 21% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 14.51%, trailing the 15.81% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Broadly speaking, stock selection accounted for the T. Rowe Price component’s underperformance of the benchmark, while sector allocation was a boost to overall results. On the sector level, the Fund component’s allocations to consumer discretionary, financials, and materials detracted, whereas allocations to health care and consumer staples helped drive performance for the year. Consumer discretionary was a notable detractor, due to stock choices and an unfavorable underweight position, relative to the benchmark. Fund component holdings in department store Kohl’s and online consumer discount provider Groupon both hampered performance, and we eliminated the Fund component’s position in Groupon. Stock selection in financials also detracted, particularly positions in Willis Group Holdings, an insurance broker that reported disappointing earnings – and MSCI, a major provider of investment analytic tools that fell when Vanguard announced a plan to transition all of the firm’s MSCI-branded, exchange-traded funds to generic, lower-cost indexes. In materials, an underweight position proved detrimental. Conversely, health care was an area of relative strength, owing to stock selection and a beneficial overweight. The Fund component’s biotechnology holdings were notable contributors, particularly Regeneron Pharmaceuticals and Amylin Pharmaceuticals. Limiting exposure to the underperforming consumer staples sector also helped.

For the Frontier component of the Fund, strong stock selection in the financial services, health care, technology, and energy sectors aided relative performance. The Fund component benefited from focus on owning recurring revenue stream companies, such as Alliance Data (financial services), a provider of marketing solutions derived from the analysis of transaction-related data. Fund component holdings of health care companies that help reduce costs – including pharmacy benefit manager Catalyst Health (now Catamaran Corp. following a 2012 merger with SXC Health Solutions) and generic drug manufacturer Watson Pharmaceuticals – benefited performance. The Fund component’s technology holdings performed well, spurred by a number of wireless investments, such as Crown Castle International. Energy holdings benefited from a number of exploration and production companies that have attractive domestic shale reserves. Conversely, stock selection was a negative in consumer staples holdings, but the Fund component’s significantly underweight position in the sector benefited relative performance.

Subadviser outlook

Now that the first phase of a plan to deal with the U.S. fiscal problems is behind us, T. Rowe Price is reasonably optimistic that policymakers in Washington will come up with some sort of a compromise on the spending side of the equation. We believe the U.S. economy is likely to grow between 2% and 3% in 2013, and are encouraged by positive trends in the housing industry and the declining unemployment rate. In our view, the main impediments to global growth remain, including an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. We remain focused on stocks we believe can do reasonably well under any conditions.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

Looking forward, Frontier believes that short-term market performance is apt to take its direction from events in Washington. Regardless of the specifics to a deal to mend the fiscal cliff, we believe that there may be a drag on the economy in the region of 1% of gross domestic product (GDP), which is likely to keep economic growth subdued. In such an environment, we believe companies with above-average earnings growth could be rewarded.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 12/31/12

AMETEK, Inc.	1.8%
Quanta Services, Inc.	1.6%
IHS, Inc. Class A	1.5%
Gartner, Inc.	1.5%
DENTSPLY International, Inc.	1.4%
Catamaran Corp.	1.3%
Pall Corp.	1.3%
CarMax, Inc.	1.3%
Roper Industries, Inc.	1.2%
Fiserv, Inc.	1.2%

14.1%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	26.9%
Industrial	16.5%
Consumer, Cyclical	15.3%
Technology	12.9%
Communications	8.8%
Financial	6.6%
Energy	5.8%
Basic Materials	4.0%
Mutual Funds	3.8%
Utilities	1.1%

Total Long-Term Investments	101.7%
Short-Term Investments and Other Assets and Liabilities	(1.7)%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	14.51%	4.24%	11.02%
Class A	14.05%	3.75%	10.47%
Class A (sales load deducted)*	7.49%	2.53%	9.82%
Class Y	14.47%	4.16%	10.92%
Class L	14.33%	4.00%	10.75%
Class N	13.75%	3.44%	10.15%
Class N (CDSC fees deducted)*	12.75%	3.44%	10.15%
Russell Midcap Growth Index	15.81%	3.23%	10.32%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class Z and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 11/15/10 - 12/31/12
Class Z	14.71%	9.41%
Russell Midcap Growth Index	15.81%	9.99%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 54% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 34% of the Fund’s portfolio, as of December 31, 2012. Effective September 12, 2012, Timberline Asset Management LLC (Timberline) was added as a co-subadviser to the Fund. Timberline oversaw approximately 12% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 13.41%, underperforming the 14.59% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also trailed the 16.35% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Wellington Management component, stock selection was strongest within the consumer discretionary, industrials, materials, and health care sectors, while negative results came from stock selection within the information technology, financials, telecommunication services, and energy sectors. Sector positioning detracted from the Fund component’s relative performance for the year, as overweight allocations to the energy and information technology sectors, relative to the benchmark, and an underweight position in the outperforming health care and industrials sectors hindered the Fund component. Conversely, an overweight allocation to the top-performing consumer discretionary sector and an underweight position in the lagging energy sector contributed to returns for the year.

The Waddell & Reed component lost traction for the year due to less-than-favorable stock selection within the consumer discretionary sector. On a stock-specific basis, Fund component holding Tempur-Pedic International (a retailer of mattresses and pillows), Zumiez (a specialty retailer of action sports apparel), and BJ’s Restaurants (restaurants and breweries) all detracted from the Fund component’s full-year performance. Conversely, there was only one clear winner in the consumer discretionary sector: Under Amour – which markets and distributes branded performance products for men, women, and children. The company’s stock rose 35% in 2012. We sold the Fund component’s Tempur-Pedic position in the second quarter of 2012.

A combination of disappointing stock selection and underexposure to stronger parts of the market challenged the Timberline component of the Fund during the period (September 12 – December 31, 2012). Consumer discretionary was the Fund component’s worst sector, and overweight positioning in the energy sector early in the period compounded the impact of the weak performance in the entire sector. In the industrials sector, the Fund component held more conservative growth stocks that did not participate in the recovery associated with Superstorm Sandy. Conversely, the Fund component did well in the financials and information technology sectors.

Subadviser outlook

Wellington Management believes the economic environment remains uncertain, with unresolved macro-economic issues in the U.S. and internationally. We also believe that performance in U.S. equity markets during 2012 presents an added challenge in identifying favorable risk/reward opportunities. We are cautiously optimistic that businesses and individuals will continue to make previously delayed decisions and expect incremental improvement in business sentiment as additional clarity emerges on U.S. budget and spending matters.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Looking toward 2013, Waddell & Reed believes that, despite slowing corporate profit growth and further political clashes around the federal debt ceiling, there are many encouraging signs that could propel the market to new highs. Among these are the continuing massive global easing cycle, housing improvement within the U.S., record levels of investor liquidity, and the potential for a reversal in capital flows from bonds back toward equities.

Timberline expects 2013 to show ongoing global economic improvement over last year’s modest recovery. We believe that a positive resolution of the U.S. debt ceiling would add meaningfully to growth expectations for 2013, although the outcome is difficult to predict. With respect to China, recent data points indicate that the Chinese economy is stable and reaccelerating. In our view, risks to the global growth outlook remain, including a European recession, but we think the improving economic environment should be a positive for U.S. stock markets in 2013.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/12

Dril-Quip, Inc.	1.6%
Portfolio Recovery Associates, Inc.	1.6%
Dexcom, Inc.	1.4%
Under Armour, Inc. Class A	1.2%
Cyberonics, Inc.	1.2%
Financial Engines, Inc.	1.2%
Hittite Microwave Corp.	1.1%
Greenhill & Co., Inc.	1.0%
Waste Connections, Inc.	1.0%
Wabtec Corp.	1.0%

12.3%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	20.8%
Consumer, Cyclical	16.4%
Industrial	15.2%
Financial	12.7%
Technology	12.5%
Mutual Funds	11.2%
Communications	9.4%
Energy	7.5%
Basic Materials	3.0%
Utilities	0.3%

Total Long-Term Investments	109.0%
Short-Term Investments and Other Assets and Liabilities	(9.0)%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	13.41%	2.09%	9.32%
Class A	12.80%	1.53%	8.74%
Class A (sales load deducted)*	6.31%	0.34%	8.10%
Class Y	13.31%	1.95%	9.18%
Class L	13.08%	1.79%	9.01%
Class N	12.49%	1.23%	8.41%
Class N (CDSC fees deducted)*	11.49%	1.23%	8.41%
Russell 2000 Growth Index#	14.59%	3.49%	9.80%
Russell 2000 Index	16.35%	3.56%	9.72%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class Z, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 11/15/10 - 12/31/12
Class Z	13.53%	7.39%
Russell 2000 Growth Index#	14.59%	9.91%
Russell 2000 Index	16.35%	9.66%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are The Boston Company Asset Management, LLC (The Boston Company), which managed approximately 33% of the Fund’s portfolio; and Eagle Asset Management, Inc. (Eagle), which was responsible for approximately 67% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 12.93%, trailing the 14.59% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Eagle component of the Fund, the energy and materials sectors outperformed, largely due to solid stock selection. For example, Fund component holding Geospace Technologies (formerly named OYO Geospace), which makes seismic instruments used in monitoring oil and natural-gas reserves, continued to see demand strength and order growth for its geospace seismic recorders (GSRs) – as well as increasing order traction for the firm’s seabed reservoir-monitoring systems. These shares rose sharply toward the end of the period, when Geospace announced its plan to convert to a real estate investment trust (REIT) and pay a large special dividend. Conversely, Fund component sectors that underperformed in 2012 were information technology, consumer discretionary, and financials. The worst-performing holdings were Monster Worldwide, Quality Systems, and Allscripts Healthcare Solutions. Monster Worldwide is a provider of online employment solutions (i.e., job postings for prospective employees and resume database access for recruiters) whose shares waned as an anticipated sale of the company took longer than expected. Quality Systems, which sells electronic health records and revenue-cycle management applications to medical practices and hospitals, suffered because the industry dynamic for electronic health records has incurred a noticeable shift away from relatively smaller physician groups toward larger hospitals. Finally, Allscripts Healthcare Solutions, which provides clinical software and service solutions to physicians and other health care providers, missed earnings estimates earlier in 2012, as integration of its legacy Eclipsys platform proved more complex than anticipated.

For The Boston Company component of the Fund, difficult stock selection and an underweight position in the information technology sector, relative to the benchmark, hampered performance. Although information technology is traditionally a volatile sector, we had positioned the Fund component to benefit from several key secular trends, including cloud computing, data management, software-as-a-service, and mobile/smartphones. However, over the course of the year, performance was pressured by disappointing results from the semiconductor, Internet software and services, and electronic-equipment segments of the market. One Fund component holding in the Internet software segment, Responsys, was the largest individual detractor from performance. The Fund component financials sector holdings also underperformed those of the benchmark, hindered in part by underweight positioning in select REITs and financial services firms that posted significant gains over the course of the year. Conversely, the energy sector provided a sizable boost to the Fund component’s relative performance, helped by a slightly overweight position and effective stock selection. We believe the U.S. is in the midst of an energy renaissance, with meaningful improvement in the ability to produce hydrocarbons because of advances in drilling and completion technologies. Within the sector, Fund component holdings such as Geospace Technologies and Gulfport Energy, an exploration and production company, contributed to the Fund component’s performance. However, the top individual contributor to relative performance was a holding in the consumer discretionary sector: Lions Gate Entertainment Inc., whose shares nearly doubled in price over the course of 2012.

Subadviser outlook

Eagle believes that the strong equity performance of recent years will continue into 2013. The focus on the fiscal cliff has now shifted to concerns over the national debt ceiling and resultant reductions in federal spending. In our view, Congress likely will

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

lift the ceiling and nominally cut federal spending, leaving both Republicans and Democrats unhappy. We think current consensus forecasts of 2% to 3% gross domestic product (GDP) growth in the U.S. in 2013 could ultimately prove conservative. Given our expectations of a reasonably strong economy, we believe interest rates will start creeping up, but be offset somewhat by Federal Reserve actions to keep rates in check.

As we enter 2013, The Boston Company notes that the fiscal cliff deal reached just after year-end 2012 merely delayed the decision on the debt ceiling – and that the ultimate decision on the fate of spending austerity in 2013 is now tied closely to the debt ceiling deadline. Spending concerns could persist in the first half of the year as the risk of above-expected austerity in 2013 increases. However, when the fiscal situation is addressed, we think it is likely that pent-up demand will be released, potentially driving up capital investment and job creation.

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 12/31/12

Geospace Technologies Corp.	2.3%
Genesco, Inc.	2.1%
Lufkin Industries, Inc.	1.5%
Hexcel Corp.	1.5%
Vitamin Shoppe, Inc.	1.4%
Oasis Petroleum, Inc.	1.4%
SHFL Entertainment, Inc.	1.3%
The Geo Group, Inc.	1.3%
Triumph Group, Inc.	1.3%
Centene Corp.	1.2%

15.3%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 12/31/12

Consumer, Non-cyclical	27.6%
Consumer, Cyclical	19.1%
Industrial	16.4%
Technology	12.1%
Mutual Funds	9.2%
Energy	8.7%
Financial	5.7%
Communications	5.5%
Basic Materials	4.1%

Total Long-Term Investments	108.4%
Short-Term Investments and Other Assets and Liabilities	(8.4)%

Net Assets	100.0%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	12.93%	2.07%	8.12%
Class A	12.38%	1.63%	7.64%
Class A (sales load deducted)*	5.92%	0.43%	7.00%
Class Y	12.78%	2.02%	8.07%
Class L	12.56%	1.85%	7.91%
Class N	11.98%	1.30%	7.32%
Class N (CDSC fees deducted)*	10.98%	1.30%	7.32%
Russell 2000 Growth Index	14.59%	3.49%	9.80%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 17.29%, underperforming the 17.69% return of the MSCI EAFE Value Index (the “benchmark”) a subset of the MSCI EAFE Index and constituents of the Index include securities from Europe, Australasia, and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields, and lower forecasted earnings growth rates than securities representing the growth style. Conversely, the Fund’s 17.29% return outperformed the 16.83% return of the MSCI All Country World Index (ACWI®) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed the benchmark for the year. From a sector perspective, stock selection in banks and an underweight allocation to banks and finance, relative to the benchmark, hurt the Fund’s full-year return. Fund holdings in the Pacific region, including Japan, also worked against the Fund’s relative performance.

On a stock-specific basis, Canon, the Japanese imaging company, was a poor-performing Fund holding. Although the company’s second-quarter operating profits rose 18% year over year, that figure was at the low end of analysts’ expectations. Moreover, the strength of the yen and a slump in demand for laser printers prompted the company to lower its full-year forecasts. Another Fund holding, GlaxoSmithKline, the U.K. drug company, detracted for the year, as the company reported third-quarter sales and profits that fell short of Wall Street estimates. Sales to Europe fell 9%; additionally, revenues from Japan declined 25% when a program came to an end that had introduced a cervical cancer vaccine.

Conversely, several factors helped Fund performance in 2012. From a sector standpoint, stock selection in telecommunication services and health care helped drive returns. Geographically, stock selection in Europe, including the U.K., contributed. With respect to Fund holdings, shares of Samsung Electronics, the Korean manufacturer of semiconductors, mobile devices and electronics, rose 55%. Samsung is the only cell phone maker that has been able to keep pace with Apple in the high-end smartphone segment – and its products span a broader range of price points than Apple. Shares of Bayer, the German drug and chemical company, rose 51%, as the company’s LifeSciences unit (which includes pharmaceuticals, agricultural chemicals, and consumer products) continued to benefit from innovation and acquisitions. The pharmaceutical unit gained momentum thanks to drugs like Xarelto (anticoagulant) and Glucobay (diabetes), while sales of agricultural chemicals remained strong, driven by high prices for agricultural products.

Subadviser outlook

Markets entered 2013 with a good head of steam thanks to a last-minute deal in the U.S. Congress to avoid the so-called fiscal cliff. Evidence that the Chinese economy is recovering and the pro-growth stance adopted by many of the world’s major central banks has also contributed to investor optimism. In Japan, confidence appears to have improved, owing to the newly elected government’s commitment to reflate the economy and to alter the course of the strong yen – which has been a major burden for the country’s export-driven corporate sector. Europe remains weak and subject to periodic hiccups, but in our view, the European Central Bank’s commitment to provide unlimited support to countries that meet specific restructuring requirements has alleviated much of the systemic risk. We believe all of these factors will have an impact on the overall investing environment in 2013 and will continue to position the Fund to capitalize on compelling market opportunities. We will also focus on our strength, which is stock selection, by utilizing our proprietary in-house research capabilities to identify what we believe to be the most attractive value stocks within each sector.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 12/31/12

HSBC Holdings PLC	3.9%
Royal Dutch Shell PLC Class A	3.4%
Sanofi	3.4%
ENI SpA	2.9%
Vodafone Group PLC	2.8%
Sumitomo Mitsui Financial Group, Inc.	2.7%
Allianz SE	2.4%
Honda Motor Co. Ltd.	2.2%
BNP Paribas	2.0%
Barclays PLC	2.0%

27.7%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 12/31/12

Financial	32.6%
Consumer, Cyclical	13.1%
Consumer, Non-cyclical	11.9%
Energy	9.3%
Industrial	7.5%
Communications	7.2%
Basic Materials	7.1%
Mutual Funds	5.7%
Technology	4.1%
Utilities	2.9%
Diversified	1.7%

Total Long-Term Investments	103.1%
Short-Term Investments and Other Assets and Liabilities	(3.1)%

Net Assets	100.0%

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 12/31/12

United Kingdom	22.2%
Japan	20.3%
France	13.5%
Germany	7.9%
United States	5.6%
Switzerland	4.6%
Hong Kong	4.4%
Italy	3.9%
Netherlands	3.7%
Sweden	2.5%
Australia	2.2%
China	2.2%
Spain	1.7%
Belgium	1.6%
Republic of Korea	1.3%
Norway	1.2%
Finland	0.9%
Luxembourg	0.7%
Russia	0.7%
Canada	0.7%
Denmark	0.5%
South Africa	0.4%
Israel	0.4%

Total Long-Term Investments	103.1%
Short-Term Investments and Other Assets and Liabilities	(3.1)%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the MSCI EAFE Value Index, and the MSCI ACWI ex-U.S.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/14/06 - 12/31/12
Class S	17.29%	-7.26%	-4.60%
Class A	16.80%	-7.71%	-5.06%
Class A (sales load deducted)*	10.09%	-8.80%	-5.98%
Class Y	17.12%	-7.42%	-4.75%
Class L	16.61%	-7.53%	-4.86%
MSCI EAFE Value Index#	17.69%	-4.34%	-2.45%
MSCI ACWI ex-U.S.	16.83%	-3.43%	0.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Value Index and MSCI ACWI ex-U.S. are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE) Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform since its inception on July 25, 2012?

The Fund’s Class S shares returned 19.42%, outpacing the 18.88% return of the Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The third quarter of 2012 saw generally positive market conditions, as European leaders’ support of the euro eased concerns regarding the debt crisis in Europe – although investors were disappointed when interest rates remained unchanged after further central bank deliberations. The strong support of the euro triggered investor confidence and lifted markets worldwide, despite worrisome macro-economic data out of China. The Index’s upward trajectory characterized the rest of the year. At the same time, U.S. markets slowed amid uncertainty around the U.S. fiscal cliff negotiations and the outcome of the Presidential election – allowing foreign developed indexes to catch up to their U.S. counterparts, which had outperformed thus far.

During the fourth quarter of 2012, the European Central Bank’s (“ECB”) ongoing bond buying program and vote to release bailout funds to Greece reduced investor concerns somewhat about the debt crisis in Europe. Monetary authorities around the world continued with accommodative policies, and the U.S. Federal Reserve (the “Fed”) announced that it would go forward with its “QE3” program. (QE3 involves the Fed’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.) Positive macro-economic data and news that U.S. congressional leaders were closing in on a deal to avert the looming “fiscal cliff” ultimately helped boost equity markets.

From a geographical perspective, the best-performing countries represented in the Index and the Fund during the period were Spain, Greece, and Portugal – reflecting the power of the ECB’s support on the euro. Conversely, the countries that detracted the most from returns of the Index and the Fund were Israel, Singapore, and Japan.

From a sector standpoint, the greatest contributions to returns for the Index and the Fund came from the financials and materials sectors; the telecommunication services and energy sectors detracted the most from performance.

Subadviser outlook

In the near term, our view is that global market volatility will likely continue to follow budget negotiation news in the United States. In addition, there is still uncertainty related to the European sovereign debt crisis, which could have a meaningful impact on international equity returns in 2013. Europe remains weak and subject to the impact of bad news, but we believe the European Central Bank’s commitment to provide unlimited support to countries that meet specific restructuring requirements has alleviated much of the systemic risk, which may help European stocks. In Japan, the newly elected government’s commitment to stimulate economic growth seems to have helped improve investor confidence in the country’s prospects, at least in the near term.

*The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MassMutual. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 12/31/12

Nestle SA	1.9%
HSBC Holdings PLC	1.7%
Novartis AG	1.3%
Roche Holding AG	1.3%
BP PLC	1.2%
Royal Dutch Shell PLC Class A	1.2%
Toyota Motor Corp.	1.1%
BHP Billiton Ltd.	1.1%
Vodafone Group PLC	1.1%
Sanofi	1.0%

12.9%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 12/31/12

Financial	23.7%
Consumer, Non-cyclical	21.6%
Industrial	11.2%
Consumer, Cyclical	11.0%
Basic Materials	8.8%
Energy	7.3%
Communications	6.5%
Mutual Funds	4.9%
Utilities	3.7%
Technology	2.3%
Diversified	1.1%

Total Long-Term Investments	102.1%
Short-Term Investments and Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

MM MSCI EAFE International Index Fund Country Weightings (% of Net Assets) on 12/31/12

United Kingdom	21.6%
Japan	19.5%
France	9.0%
Australia	8.6%
Germany	8.5%
Switzerland	8.4%
United States	5.1%
Sweden	3.0%
Spain	2.9%
Netherlands	2.8%
Hong Kong	2.6%
Italy	2.1%
Singapore	1.7%
Denmark	1.1%
Belgium	1.1%
Finland	0.8%
Norway	0.7%
Israel	0.5%
Luxembourg	0.4%
Bermuda	0.4%
Austria	0.3%
Ireland	0.2%
Channel Islands	0.2%
Portugal	0.2%
Cayman Islands	0.2%
New Zealand	0.1%
Greece	0.1%
Mauritius	0.0%

Total Long-Term Investments	102.1%
Short-Term Investments and Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM MSCI EAFE International Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class Z and the MSCI EAFE Index.

TOTAL RETURN	Since Inception 7/25/12 - 12/31/12
Class S	19.42%
Class A	19.20%
Class A (sales load deducted)*	12.35%
Class Y	19.35%
Class L	19.26%
Class I	19.48%
Class Z	19.53%
MSCI EAFE Index	18.88%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest in equity securities of issuers in emerging markets. The Fund’s subadvisers are J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 24% of the Fund’s portfolio; Massachusetts Financial Services Company (MFS), which was responsible for approximately 51% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 25% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 22.70%, outpacing the 17.32% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the J.P. Morgan component of the Fund, from a sector perspective, stock selection in banks (capital markets) and an underweight allocation, relative to the benchmark, to banks and finance hurt full-year returns. Fund component holdings in the Pacific region, including Japan, also worked against relative performance. Conversely, several factors helped performance in 2012. From a sector standpoint, stock selection in telecommunication services and health care helped drive returns. Geographically, stock selection in Europe, including the U.K., contributed. With respect to Fund component holdings, shares of Samsung Electronics, the Korean manufacturer of semiconductors, mobile devices and electronics, rose 55%. Shares of Bayer, the German drug and chemical company, rose 51%, as the company’s LifeSciences unit (which includes pharmaceuticals, agricultural chemicals, and consumer products) continued to benefit from innovation and acquisitions. The pharmaceutical unit gained momentum thanks to drugs like Xarelto (anticoagulant) and Glucobay (diabetes), while sales of agricultural chemicals remained strong, driven by high prices for agricultural products.

For the MFS component of the Fund, stock selection in the consumer staples sector was a primary driver of performance relative to the benchmark. In consumer staples, Fund component holdings Dutch brewer Heineken International N.V. (Netherlands) and German skin and beauty care products maker Beiersdorf both outperformed the benchmark during the year. Stock selection in health care was another positive factor for relative performance – as was stock selection in the basic materials sector. The portfolio’s currency exposure also contributed to relative results for the year. Conversely, stock selection in the financial services sector detracted from relative performance. Also holding back relative performance were certain Fund component holdings, such as Swiss wealth management firm Julius Baer Holding and Australian insurance Company QBE Insurance Group, which were among the top relative detractors. In addition, weak-performing Japanese oil and gas exploration company INPEX, Japanese printer and computer peripheral maker Canon, and Japanese health care and medical products manufacturer HOYA Corporation were all Fund component holdings that detracted from 2012 results. Finally, the Fund component did not own strong-performing Japanese automaker Toyota, which hampered relative returns.

For the Fund’s Harris component, stock selection produced the vast majority of the outperformance, and country weightings provided additional relative value. Fund component holdings in the U.K., Japan, France, and Germany generated the best relative results for the year. Conversely, Australia detracted most from performance, relative to the benchmark. With respect to derivatives usage, the Fund component held currency hedges on the Australian dollar, Japanese yen, Swedish krona, and Swiss franc, which benefited performance when these currencies appreciated during 2012.

Subadviser outlook

J.P. Morgan notes that markets entered 2013 with a good head of steam, thanks to a last-minute deal in the U.S. Congress to avoid the so-called fiscal cliff. Evidence that the Chinese economy is recovering and the pro-growth stance adopted by many of the

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

world’s major central banks has also contributed to investor optimism. In Japan, confidence appears to have improved, owing to the newly elected government’s commitment to reflate the economy and to alter the course of the strong yen – which has been a major burden for the country’s export-driven corporate sector. Europe remains weak and subject to periodic hiccups, but in our view, the European Central Bank’s commitment to provide unlimited support to countries that meet specific restructuring requirements has alleviated much of the systemic risk. We believe all of these factors will have an impact on the overall investing environment in 2013 and will continue to position the Fund to capitalize on compelling market opportunities. We will also focus on our strength, which is stock selection, by utilizing our proprietary in-house research capabilities to identify what we believe to be the most attractive value stocks within each sector.

As 2012 came to a close, MFS maintained overweight positions in a number of consumer staples companies, which we believe have strong brands and diverse geographical footprints that are likely to enable them to grow at above-average rates. The Fund component also held an overweight position in the technology sector, which we believe is likely to benefit from an increased penetration of smartphones, and the adoption of tablets, on a global basis. Conversely, we continued to position the Fund component with an underweight stake in companies that are sensitive to energy and commodity prices – as well as electric power and telecommunication companies because of our belief that they have limited opportunities to provide above-market levels of growth, particularly in developed markets. Finally, the Fund component’s continued underweight allocation to the financials sector is driven, in part, by our view that most developed market commercial banks and insurance companies cannot grow faster than global gross domestic product (GDP) through a full economic cycle.

Harris believes the lesson to be learned from the past year’s events is that periods of volatility tend to provide opportunity for long-term investors. Despite the distressing headlines, the global economy is still growing and equity market valuations remain extremely low. We believe these circumstances can create compelling investment opportunities for truly active, fundamental-oriented investment managers.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 12/31/12

HSBC Holdings PLC	2.9%
Honda Motor Co. Ltd.	2.4%
Bayer AG	2.2%
Canon, Inc.	2.0%
Nestle SA	1.9%
Royal Dutch Shell PLC Class A	1.7%
Rio Tinto PLC	1.4%
Schneider Electric SA	1.4%
Allianz SE	1.4%
Linde AG	1.4%

18.7%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 12/31/12

Financial	26.5%
Consumer, Non-cyclical	19.3%
Consumer, Cyclical	14.0%
Industrial	11.3%
Basic Materials	8.5%
Technology	7.1%
Mutual Funds	5.5%
Communications	5.0%
Energy	4.4%
Diversified	1.5%
Utilities	0.9%
Corporate Debt	0.3%

Total Long-Term Investments	104.3%
Short-Term Investments and Other Assets and Liabilities	(4.3)%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 12/31/12

United Kingdom	19.7%
Japan	17.9%
France	11.4%
Switzerland	10.3%
Germany	9.8%
Netherlands	6.5%
United States	5.5%
Spain	2.5%
Australia	2.4%
Italy	2.4%
Hong Kong	2.2%
Canada	2.1%
Sweden	1.4%
Taiwan	1.2%
Bermuda	1.1%
Ireland	1.0%
Singapore	0.9%
India	0.8%
Brazil	0.8%
Republic of Korea	0.8%
Israel	0.8%
China	0.5%
Belgium	0.4%
Czech Republic	0.4%
Norway	0.3%
Mexico	0.3%
Finland	0.2%
South Africa	0.2%
Luxembourg	0.2%
Russia	0.2%
Denmark	0.1%

Total Long-Term Investments	104.3%
Short-Term Investments and Other Assets and Liabilities	(4.3)%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Class S	22.70%	0.43%	8.91%
Class A	22.47%	0.11%	8.50%
Class A (sales load deducted)*	15.43%	-1.07%	7.86%
Class Y	22.64%	0.38%	8.85%
Class L	22.67%	0.35%	8.77%
Class N	21.96%	-0.21%	8.17%
Class N (CDSC fees deducted)*	20.96%	-0.21%	8.17%
MSCI EAFE Index	17.32%	-3.69%	8.21%

Hypothetical Investments in MassMutual Select Overseas Fund Class Z and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 11/15/10 - 12/31/12
Class Z	23.14%	4.72%
MSCI EAFE Index	17.32%	2.29%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 1.1%

PREFERRED STOCK — 1.1%
Utilities — 1.1%
Electric — 1.1%
PPL Corp. 9.500%	400,000	$20,924,000

TOTAL PREFERRED STOCK (Cost $21,450,000)		20,924,000

TOTAL EQUITIES (Cost $21,450,000)		20,924,000

	Principal Amount
BONDS & NOTES — 125.2%

CORPORATE DEBT — 36.5%
Aerospace & Defense — 0.9%
United Technologies Corp. FRN 0.581% 12/02/13	$18,200,000	18,249,868

Agriculture — 0.6%
Reynolds American, Inc. 7.625% 6/01/16	10,000,000	11,964,130

Banks — 10.3%
Abbey National Treasury Services PLC FRN 1.893% 4/25/14	2,100,000	2,095,195
American Express Bank FSB 5.500% 4/16/13	10,800,000	10,956,222
Australia & New Zealand Banking Group Ltd. FRN 1.162% 5/08/13	2,100,000	2,100,376
Australia & New Zealand Banking Group Ltd. (a) 2.125% 1/10/14	2,400,000	2,433,819
Australia & New Zealand Banking Group Ltd. (a) 2.400% 11/23/16	1,500,000	1,577,700
Banco Santander Brasil SA (a) 4.250% 1/14/16	1,400,000	1,452,500
Banco Santander Brazil SA FRN (a) 2.408% 3/18/14	1,200,000	1,195,718
Banco Santander Chile FRN (a) 1.921% 1/19/16	1,000,000	967,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (a) 4.125% 11/09/22	7,800,000	7,936,500
Bank of India (b) 6.250% 2/16/21	3,700,000	4,025,774
Bank of Montreal (a) 1.950% 1/30/18	300,000	312,480

	Principal Amount	Value
Bank of Nova Scotia (a) 1.650% 10/29/15	$900,000	$926,190
Bank of Nova Scotia (a) 1.950% 1/30/17	1,000,000	1,041,600
Barclays Bank PLC (Acquired 7/13/10, Cost $14,858,626) (a) (c) 10.179% 6/12/21	11,700,000	15,928,614
BBVA Bancomer SA (a) 4.500% 3/10/16	500,000	531,250
BBVA Bancomer SA (a) 6.500% 3/10/21	4,900,000	5,439,000
BBVA US Senior SA FRN 2.435% 5/16/14	6,000,000	5,948,844
BNP Paribas SA FRN 1.250% 1/10/14	3,700,000	3,711,244
Credit Suisse New York 2.200% 1/14/14	800,000	812,208
Dexia Credit Local SA (a) 2.750% 4/29/14	47,645,000	48,317,128
First Horizon National Corp. 4.500% 5/15/13	1,100,000	1,113,190
GMAC, Inc. 7.500% 12/31/13	5,000,000	5,281,250
Groupe BPCE (Acquired 10/28/10, Cost $402,816) (a) (c) 2.375% 10/04/13	400,000	403,674
HSBC Bank PLC (Acquired 1/19/11, Cost $799,280) (a) (c) 2.000% 1/19/14	800,000	808,282
ICICI Bank Ltd. (a) 4.750% 11/25/16	6,400,000	6,708,653
ICICI Bank Ltd. (b) 5.500% 3/25/15	2,200,000	2,325,805
ING Bank NV (Acquired 6/13/11, Cost $7,024,710) FRN (a) (c) 1.358% 3/15/13	7,000,000	7,010,493
ING Bank NV (Acquired 11/24/10, Cost $496,779) (a) (c) 2.500% 1/14/16	500,000	520,400
Intesa Sanpaolo SpA (Acquired 2/24/11, Cost $1,800,000) FRN (a) (c) 2.712% 2/24/14	1,800,000	1,797,988
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	13,850,928
Korea Development Bank 3.500% 8/22/17	900,000	962,939

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Korea Development Bank 8.000% 1/23/14	$1,000,000	$1,071,642
LBG Capital No.2 PLC GBP (d) 9.125% 7/15/20	3,000,000	5,214,484
National Australia Bank Ltd. FRN (a) 1.067% 4/11/14	7,800,000	7,848,391
Nordea Bank AB (a) 2.125% 1/14/14	400,000	403,827
Resona Bank Ltd. (Acquired 7/13/10, Cost $1,140,000) VRN (a) (c) 5.850% 12/31/49	1,200,000	1,291,808
The Royal Bank of Scotland PLC EUR (d) 3.625% 5/17/13	800,000	1,067,042
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	10,000,000	10,545,600
Sberbank of Russia Via SB Capital SA (a) 4.950% 2/07/17	3,300,000	3,559,875
Sumitomo Mitsui Banking Corp. (Acquired 1/14/11, Cost $998,810) (a) (c) 1.950% 1/14/14	1,000,000	1,010,044
UBS AG FRN 1.313% 1/28/14	2,700,000	2,716,548
Wachovia Corp. 5.625% 10/15/16	10,700,000	12,267,860

		205,490,585

Building Materials — 0.1%
Corporacion GEO SAB de CV (a) 9.250% 6/30/20	3,000,000	3,225,000

Chemicals — 0.4%
Braskem Finance Ltd. (a) 5.750% 4/15/21	2,000,000	2,105,000
Braskem Finance Ltd. (a) 7.000% 5/07/20	5,100,000	5,750,250

		7,855,250

Computers — 0.3%
Hewlett-Packard Co. FRN 0.592% 5/24/13	6,000,000	5,982,630

Diversified Financial — 13.1%
Ally Financial, Inc. FRN 3.709% 6/20/14	21,600,000	22,096,152
Ally Financial, Inc. 4.500% 2/11/14	5,700,000	5,863,875
BM&F Bovespa SA (a) 5.500% 7/16/20	3,300,000	3,729,000
Citigroup, Inc. FRN 1.160% 2/15/13	1,300,000	1,300,130
Citigroup, Inc. FRN 1.790% 1/13/14	2,200,000	2,220,233
Citigroup, Inc. 5.000% 9/15/14	11,700,000	12,309,430

	Principal Amount	Value
Credit Agricole Home Loan (Acquired 4/21/11, Cost $5,400,000) FRN (a) (c) 1.069% 7/21/14	$5,400,000	$5,409,040
FCE Bank PLC EUR (d) 7.125% 1/15/13	5,000,000	6,607,357
Federal Home Loan Mortgage Corp. 1.000% 3/08/17	800,000	810,627
Federal Home Loan Mortgage Corp. 1.000% 6/29/17	17,100,000	17,286,746
Federal Home Loan Mortgage Corp. 1.000% 7/28/17	15,600,000	15,763,017
Federal Home Loan Mortgage Corp. 1.000% 9/29/17	8,800,000	8,878,558
Federal Home Loan Mortgage Corp. 1.250% 8/01/19	14,900,000	14,908,384
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	17,900,000	17,858,236
Federal Home Loan Mortgage Corp. 1.750% 5/30/19	1,000,000	1,034,599
Federal Home Loan Mortgage Corp. 2.375% 1/13/22	500,000	522,252
Federal Home Loan Mortgage Corp. 3.750% 3/27/19	4,800,000	5,556,792
Federal Home Loan Mortgage Corp. 5.000% 2/16/17	1,800,000	2,115,629
Federal Home Loan Mortgage Corp. 5.500% 8/23/17	3,500,000	4,254,243
Federal National Mortgage Association 0.875% 8/28/17	10,000,000	10,042,355
Federal National Mortgage Association 1.125% 4/27/17	1,300,000	1,322,523
Federal National Mortgage Association (e) 1.250% 1/30/17	28,300,000	28,972,767
Federal National Mortgage Association 5.000% 2/13/17	4,700,000	5,524,596
Federal National Mortgage Association 5.000% 5/11/17	3,600,000	4,258,906
Federal National Mortgage Association 5.375% 6/12/17	8,100,000	9,740,062
Ford Motor Credit Co. LLC 8.700% 10/01/14	300,000	335,995
HSBC Holdings PLC 5.100% 4/05/21	10,000,000	11,808,810
International Lease Finance Corp. (a) 6.750% 9/01/16	700,000	785,750

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Macquarie Bank Ltd. (Acquired 4/07/11, Cost $2,395,320) (a) (c) 6.625% 4/07/21	$2,400,000	$2,652,816
Merrill Lynch & Co., Inc. 5.450% 2/05/13	900,000	903,907
Morgan Stanley FRN 2.810% 5/14/13	1,300,000	1,308,914
SLM Corp. 6.250% 1/25/16	100,000	108,750
SLM Corp. 8.000% 3/25/20	7,100,000	8,111,750
SLM Corp. 8.450% 6/15/18	10,000,000	11,700,000
Sydney Airport Finance (a) 5.125% 2/22/21	300,000	333,660
TNK-BP Finance SA (b) 7.250% 2/02/20	4,500,000	5,456,250
TNK-BP Finance SA (a) 7.250% 2/02/20	5,000,000	6,062,500
TNK-BP Finance SA (b) 7.500% 3/13/13	5,000,000	5,055,000

		263,009,611

Electric — 0.7%
Comision Federal de Electricidad (a) 4.875% 5/26/21	6,800,000	7,701,000
Majapahit Holding BV (a) 7.750% 1/20/20	5,300,000	6,664,750

		14,365,750

Holding Company – Diversified — 0.1%
Noble Group Ltd. (a) 4.875% 8/05/15	1,000,000	1,031,250
Noble Group Ltd. (b) 6.625% 8/05/20	1,400,000	1,445,500

		2,476,750

Insurance — 2.7%
American International Group, Inc. 5.050% 10/01/15	12,500,000	13,792,125
American International Group, Inc. 6.820% 11/15/37	5,000,000	6,748,960
Cincinnati Financial Corp. 6.920% 5/15/28	26,742,000	32,806,524

		53,347,609

Iron & Steel — 0.8%
CSN Islands XI Corp. (a) 6.875% 9/21/19	2,000,000	2,240,000
Gerdau Holdings, Inc. (b) 7.000% 1/20/20	10,000,000	11,625,000
GTL Trade Finance, Inc. (a) 7.250% 10/20/17	1,600,000	1,840,000

		15,705,000

	Principal Amount	Value
Oil & Gas — 1.2%
Gazprom OAO Via Gaz Capital SA (a) 5.092% 11/29/15	$200,000	$214,276
Gazprom OAO Via Morgan Stanley Bank AG (b) 9.625% 3/01/13	2,500,000	2,532,950
Novatek Finance Ltd. (a) 5.326% 2/03/16	400,000	428,500
Petrobras International Finance Co. 7.875% 3/15/19	2,300,000	2,872,875
Petroleos Mexicanos 5.500% 1/21/21	2,100,000	2,453,850
Petroleos Mexicanos 6.500% 6/02/41	5,000,000	6,275,000
Ras Laffan LNG 3 (b) 5.500% 9/30/14	1,800,000	1,937,700
Reliance Holdings USA, Inc. (a) 4.500% 10/19/20	6,600,000	6,910,636

		23,625,787

Retail — 0.0%
CVS Pass-Through Trust 6.943% 1/10/30	88,718	111,674

Savings & Loans — 3.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. (b) 7.700% 8/07/13	14,200,000	14,805,630
AK Transneft OJSC Via TransCapitalInvest Ltd. (b) 8.700% 8/07/18	800,000	1,036,200
LBG Capital No.1 PLC GBP (d) 7.588% 5/12/20	5,415,000	9,192,234
LBG Capital No.1 PLC GBP (d) 7.867% 12/17/19	7,567,000	12,906,823
LBG Capital No.1 PLC GBP (d) 7.869% 8/25/20	2,906,000	5,003,891
Odebrecht Drilling Norbe VIII/IX Ltd. (a) 6.350% 6/30/21	380,000	426,550
RZD Capital Ltd. 5.739% 4/03/17	3,100,000	3,472,000
SSIF Nevada LP (Acquired 4/14/11, Cost $12,500,000) FRN (a) (c) 1.040% 4/14/14	12,500,000	12,569,987
Vnesheconombank Via Finance Ltd. (a) 5.450% 11/22/17	400,000	445,000
Vnesheconombank Via Finance Ltd. (a) 6.902% 7/09/20	9,500,000	11,578,600
Vnesheconombank Via Finance PLC (a) 5.375% 2/13/17	1,800,000	1,971,000

		73,407,915

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 0.7%
Deutsche Telekom International Finance BV GBP (d) 6.500% 4/08/22	$3,300,000	$6,712,982
Indosat Palapa Co. BV (a) 7.375% 7/29/20	5,000,000	5,650,000
Qtel International Finance Ltd. (a) 4.750% 2/16/21	200,000	226,000
Qwest Corp. FRN 3.558% 6/15/13	1,300,000	1,310,003

		13,898,985

Transportation — 0.9%
Asciano Finance (a) 5.000% 4/07/18	9,000,000	9,725,733
DP World Sukuk Ltd. (a) 6.250% 7/02/17	7,000,000	7,866,250

		17,591,983

TOTAL CORPORATE DEBT (Cost $686,323,860)		730,308,527

MUNICIPAL OBLIGATIONS — 3.9%
Bay Area Toll Authority BAB 6.918% 4/01/40	6,300,000	8,687,385
Bay Area Toll Authority BAB 7.043% 4/01/50	10,500,000	15,306,270
Denver Public Schools BAB 6.220% 12/15/26	4,300,000	5,040,503
Irvine Ranch Water District BAB 6.622% 5/01/40	6,700,000	8,884,736
Los Angeles Community College District BAB 6.750% 8/01/49	3,000,000	4,233,120
Metropolitan Government of Nashville & Davidson County Convention Center Authority 6.731% 7/01/43	100,000	120,813
New York City Municipal Water Finance Authority 5.000% 6/15/44	1,000,000	1,131,590
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	11,704,100
New York Liberty Development Corp. 5.000% 12/15/41	200,000	227,314
New York State Dormitory Authority 5.051% 9/15/27	600,000	705,582
New York State Thruway Authority 5.000% 3/15/30	10,100,000	12,010,213
San Diego County Regional Airport Authority BAB 6.628% 7/01/40	5,000,000	5,639,900

	Principal Amount	Value
State of California BAB 5.700% 11/01/21	$3,500,000	$4,170,390

		77,861,916

TOTAL MUNICIPAL OBLIGATIONS (Cost $64,122,361)		77,861,916

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.4%
Commercial MBS — 4.4%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.689% 2/24/51	6,500,000	7,562,360
BCRR Trust, Series 2009-1, Class 2A2 VRN (a) 5.858% 7/17/40	31,036,000	36,268,483
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3 VRN 6.052% 2/15/41	2,800,000	3,229,898
European Loan Conduit, Series 25A, Class A FRN EUR (a) (d) 0.342% 5/15/19	2,950,062	3,702,256
European Loan Conduit, Series 25X, Class A FRN EUR (b) (d) 0.342% 5/15/19	69,413	87,112
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,500,000	2,924,046
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.789% 8/15/45	25,000,000	29,168,250
Titan Europe PLC, Series 2007-3X, Class A1 FRN GBP (b) (d) 0.809% 10/23/16	3,143,388	4,952,389

		87,894,794

Home Equity ABS — 0.5%
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1 FRN 0.780% 8/25/34	2,800,000	2,332,184
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3 FRN 0.560% 4/25/36	1,000,000	898,957
First Frankin Mortgage Loan Trust 2005-FF9, Series 2005-FF9, Class A4 FRN 0.570% 10/25/35	2,700,000	2,150,758

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
IXIS Real Estate Capital Trust, Series 2005-HE2, Class M4 FRN 1.140% 9/25/35	$2,700,000	$2,219,842
Lehman XS Trust, Series 2005-4, Class 1A3 FRN 0.610% 10/25/35	2,015,985	1,687,604

		9,289,345

Other ABS — 0.2%
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.562% 5/21/21	3,800,000	3,665,473
Penta CLO SA, Series 2007-1X, Class A1 FRN EUR (b) (d) 1.166% 6/04/24	968,307	1,163,087

		4,828,560

Student Loans ABS — 0.8%
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.309% 8/15/23	15,712,046	15,817,028

WL Collateral CMO — 2.5%
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A1B FRN EUR (a) (d) 1.391% 5/16/47	39,792	52,590
Arran Residential Mortgages Funding PLC, Series 2011-1A, Class A1B FRN EUR (a) (d) 1.539% 11/19/47	3,821,822	5,060,996
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B FRN EUR (a) (d) 1.591% 5/16/47	1,900,000	2,553,533
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.770% 9/25/36	318,933	309,988
Granite Master Issuer PLC, Series 2006-4, Class A7 FRN EUR (b) (d) 0.328% 12/20/54	2,147,808	2,794,239
Granite Master Issuer PLC, Series 2006-3, Class A5 FRN EUR (d) 0.328% 12/20/54	4,206,399	5,472,410
Granite Master Issuer PLC, Series 2005-2, Class A6 FRN 0.471% 12/20/54	1,767,910	1,740,667
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.654% 9/25/35	4,960,268	5,038,280

	Principal Amount	Value
Holmes Master Issuer PLC, Series 2011-1A, Class A3 EUR (a) (d) 1.560% 10/15/54	$1,000,000	$1,334,155
Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A3 VRN 5.102% 7/25/36	10,661,236	9,332,105
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.470% 1/25/36	4,146,921	3,424,416
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2 FRN 3.041% 8/25/35	4,073,128	3,995,828
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.490% 12/25/35	3,329,456	2,629,689
TBW Mortgage-Backed Trust Series 2006-4, Series 2006-4, Class A3 FRN 0.410% 9/25/36	180,546	164,201
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1 VRN 2.996% 2/25/34	2,210,499	2,243,046
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	4,731,325	4,896,479

		51,042,622

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $151,860,351)		168,872,349

SOVEREIGN DEBT OBLIGATIONS — 10.1%
ENN Energy Holdings Ltd. (a) 6.000% 5/13/21	300,000	345,814
Italy Buoni Poliennali Del Tesoro EUR (d) 2.500% 3/01/15	2,300,000	3,055,198
Italy Buoni Poliennali Del Tesoro EUR (d) 3.500% 6/01/14	700,000	944,570
Italy Buoni Poliennali Del Tesoro EUR (d) 3.750% 8/01/15	500,000	681,886
Italy Buoni Poliennali Del Tesoro EUR (d) 4.500% 7/15/15	800,000	1,109,367
Italy Buoni Poliennali Del Tesoro EUR (d) 4.750% 5/01/17	19,900,000	27,990,137

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Italy Buoni Poliennali Del Tesoro EUR (d) 4.750% 6/01/17	$8,900,000	$12,503,471
Italy Buoni Poliennali Del Tesoro EUR (d) 6.000% 11/15/14	300,000	424,932
Korea Housing Finance Corp. (a) 4.125% 12/15/15	400,000	431,378
Mexican Bonos MXN (d) 7.750% 12/14/17	16,100,000	1,386,394
Mexican Bonos MXN (d) 6.000% 6/18/15	9,900,000	786,732
Province of Ontario Canada 1.600% 9/21/16	2,100,000	2,166,816
Province of Ontario Canada 1.650% 9/27/19	2,200,000	2,198,680
Province of Ontario Canada CAD (d) 2.850% 6/02/23	300,000	301,119
Province of Ontario Canada 3.000% 7/16/18	400,000	436,040
Province of Ontario Canada CAD (d) 3.150% 6/02/22	3,700,000	3,848,305
Province of Ontario Canada CAD (d) 4.000% 6/02/21	14,900,000	16,577,092
Province of Ontario Canada CAD (d) 4.200% 3/08/18	100,000	111,471
Province of Ontario Canada CAD (d) 4.200% 6/02/20	4,100,000	4,621,331
Province of Ontario Canada CAD (d) 4.300% 3/08/17	600,000	663,866
Province of Ontario Canada CAD (d) 4.400% 6/02/19	1,300,000	1,474,579
Province of Ontario Canada 4.400% 4/14/20	1,000,000	1,177,649
Province of Ontario Canada CAD (d) 4.600% 6/02/39	700,000	844,440
Province of Ontario Canada CAD (d) 5.500% 6/02/18	300,000	353,989
Province of Quebec Canada 2.750% 8/25/21	1,600,000	1,671,386
Province of Quebec Canada CAD (d) 3.000% 9/01/23	200,000	201,285
Province of Quebec Canada 3.500% 7/29/20	1,400,000	1,554,980
Province of Quebec Canada CAD (d) 3.500% 12/01/22	10,100,000	10,687,804
Province of Quebec Canada CAD (d) 4.250% 12/01/21	9,800,000	11,015,961
Province of Quebec Canada CAD (d) 4.500% 12/01/16	100,000	110,883
Province of Quebec Canada CAD (d) 4.500% 12/01/18	400,000	453,829

	Principal Amount	Value
Province of Quebec Canada CAD (d) 4.500% 12/01/20	$400,000	$457,284
Spain Government Bond EUR (d) 3.000% 4/30/15	500,000	658,127
Spain Government Bond EUR (d) 3.150% 1/31/16	28,900,000	37,783,422
Spain Government Bond EUR (d) 3.300% 10/31/14	2,700,000	3,586,391
Spain Government Bond EUR (d) 3.750% 10/31/15	27,300,000	36,260,954
Spain Government Bond EUR (d) 4.250% 10/31/16	3,700,000	4,954,145
Spain Government Bond EUR (d) 4.400% 1/31/15	1,100,000	1,494,488
Spain Letras del Tesoro EUR (d) 4/16/14	5,900,000	7,544,048
United Mexican States MXN (d) 10.000% 12/05/24	1,400,000	151,553

		203,021,796

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $197,330,035)		203,021,796

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 42.1%
Pass-Through Securities — 42.1%
Federal Home Loan Mortgage Corp. Pool #C03701 4.500% 9/01/41	1,221,528	1,312,761
Federal Home Loan Mortgage Corp. TBA(f) Pool #6222 4.500% 5/01/39	1,000,000	1,072,500
Federal National Mortgage Association 0.875% 12/20/17	1,400,000	1,401,863
Pool #AM0359 2.310% 8/01/22	2,200,000	2,247,443
Pool #470529 2.475% 4/01/19	2,800,000	2,945,190
Pool #AO4073 2.500% 5/01/27	12,667,435	13,253,799
Pool #AB5711 2.500% 7/01/27	7,846,803	8,210,025
Pool #AB5714 2.500% 7/01/27	3,618,694	3,786,200
Pool #MA1144 2.500% 8/01/27	1,917,179	2,005,924
Pool #AP8844 2.500% 10/01/27	3,980,791	4,165,059
Pool #AQ5743 2.500% 11/01/27	5,973,283	6,249,781

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AQ4768 2.500% 11/01/27	$22,894,960	$23,954,747
Pool #AQ4212 2.500% 11/01/27	588,248	615,478
Pool #AQ4489 2.500% 11/01/27	1,033,526	1,081,366
Pool #AP6927 2.500% 11/01/27	1,364,581	1,427,747
Pool #AP3069 2.500% 11/01/27	995,157	1,041,222
Pool #AM0414 2.870% 9/01/27	1,500,000	1,478,184
Pool #AB1826 3.000% 11/01/20	2,425,901	2,560,747
Pool #MA0605 3.000% 12/01/20	2,959,137	3,123,624
Pool #MA0658 3.000% 2/01/21	158,604	167,420
Pool #AL0579 3.000% 8/01/21	616,466	650,733
Pool #MA0865 3.000% 10/01/21	94,061	99,290
Pool #MA0921 3.000% 12/01/21	1,096,735	1,157,698
Pool #AK0282 3.000% 12/01/21	650,229	686,373
Pool #MA1014 3.000% 3/01/22	705,159	744,356
Pool #AB4551 3.000% 3/01/22	1,058,182	1,117,002
Pool #MA1030 3.000% 4/01/22	661,547	698,319
Pool #AB5079 3.000% 5/01/22	2,456,408	2,592,950
Pool #AB1768 3.000% 11/01/25	23,172	24,779
Pool #AH0483 3.000% 12/01/25	95,926	101,259
Pool #AB3902 3.000% 11/01/26	1,855,640	1,958,788
Pool #AJ5336 3.000% 11/01/26	940,342	992,612
Pool #MA0934 3.000% 12/01/26	472,611	498,881
Pool #AK3264 3.000% 2/01/27	954,676	1,007,743
Pool #AK3569 3.000% 2/01/27	1,968,730	2,078,163
Pool #AK6784 3.000% 3/01/27	787,989	831,790
Pool #AL1858 3.000% 7/01/27	1,308,101	1,380,813

	Principal Amount	Value
Pool #AP8551 3.000% 10/01/27	$2,026,085	$2,138,706
Pool #MA0504 3.500% 8/01/20	710,332	753,340
Pool #AE4014 3.500% 11/01/25	364,391	386,454
Pool #AD5102 3.500% 12/01/25	176,036	186,694
Pool #AE2913 3.500% 12/01/25	151,510	160,684
Pool #AE9381 3.500% 12/01/25	693,925	735,940
Pool #AH1884 3.500% 1/01/26	266,028	282,135
Pool #MA0617 3.500% 1/01/26	211,905	224,735
Pool #AH1892 3.500% 2/01/26	117,470	124,583
Pool #AH9914 3.500% 4/01/26	349,595	370,762
Pool #AB2826 3.500% 4/01/26	326,260	346,014
Pool #AB3006 3.500% 5/01/26	1,846,277	1,958,063
Pool #AI3430 3.500% 5/01/26	546,970	580,087
Pool #AB3008 3.500% 5/01/26	218,664	231,904
Pool #310096 3.500% 8/01/26	147,746	156,691
Pool #890396 3.500% 10/01/26	48,565	51,505
Pool #AL1693 3.500% 4/01/27	913,672	968,993
Pool #993382 4.000% 6/01/24	2,302,118	2,462,547
Pool #AD3975 4.000% 6/01/25	131,428	142,230
Pool #AD9130 4.000% 8/01/25	129,157	138,157
Pool #AI2022 4.000% 4/01/26	463,876	496,203
Pool #AE4338 4.000% 9/01/30	155,795	166,816
Pool #AB1502 4.000% 9/01/40	4,369,835	4,678,967
Pool #AE6120 4.000% 10/01/40	499,701	535,050
Pool #AH0248 4.000% 11/01/40	865,989	927,251
Pool #AB2335 4.000% 2/01/41	872,623	934,354

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AJ1407 4.000% 9/01/41	$123,124	$131,834
Pool #AB3576 4.000% 9/01/41	1,479,955	1,584,650
Pool #AJ0029 4.000% 10/01/41	5,923,588	6,351,891
Pool #AJ3496 4.000% 11/01/41	215,480	231,060
Pool #AJ3797 4.000% 11/01/41	14,617,335	15,674,238
Pool #AJ5380 4.000% 11/01/41	796,347	853,927
Pool #AJ4679 4.000% 11/01/41	727,277	779,863
Pool #AB3940 4.000% 11/01/41	718,393	770,336
Pool #AJ4460 4.000% 12/01/41	1,200,713	1,287,530
Pool #889907 4.500% 10/01/20	228,690	246,164
Pool #AA6704 4.500% 3/01/23	144,592	155,459
Pool #995282 4.500% 4/01/23	104,345	112,383
Pool #983629 4.500% 5/01/23	13,003	14,005
Pool #257277 4.500% 7/01/23	22,225	23,923
Pool #255217 4.500% 4/01/24	342,580	370,294
Pool #931412 4.500% 6/01/24	385,020	413,956
Pool #932561 4.500% 2/01/25	241,992	260,179
Pool #AD3832 4.500% 4/01/25	1,660,027	1,784,789
Pool #AD7877 4.500% 6/01/25	602,872	648,182
Pool #AE0791 4.500% 12/01/25	290,339	312,160
Pool #257179 4.500% 4/01/28	136,764	147,935
Pool #930997 4.500% 4/01/29	9,238,566	9,994,612
Pool #MA0096 4.500% 6/01/29	271,375	293,583
Pool #AB1129 4.500% 6/01/30	179,431	194,199
Pool #AD6404 4.500% 6/01/30	59,697	64,610
Pool #AE5670 4.500% 8/01/33	367,564	396,552

	Principal Amount	Value
Pool #812104 4.500% 2/01/35	$85,755	$92,531
Pool #815715 4.500% 4/01/35	75,799	81,789
Pool #829583 4.500% 7/01/35	4,980	5,374
Pool #832199 4.500% 7/01/35	179,386	193,562
Pool #745044 4.500% 8/01/35	78,589	84,800
Pool #835760 4.500% 9/01/35	2,310,093	2,492,645
Pool #AA1258 4.500% 10/01/35	1,549,060	1,671,472
Pool #889954 4.500% 10/01/38	171,203	184,706
Pool #995244 4.500% 11/01/38	2,820,204	3,042,625
Pool #AO9200 4.500% 12/01/38	28,497	30,744
Pool #934259 4.500% 1/01/39	451,056	486,630
Pool #AA2138 4.500% 1/01/39	131,893	142,295
Pool #AA3296 4.500% 2/01/39	470,186	507,268
Pool #994697 4.500% 2/01/39	292,319	315,374
Pool #AA0318 4.500% 2/01/39	397,781	429,153
Pool #AA0461 4.500% 2/01/39	239,518	258,408
Pool #AA0579 4.500% 2/01/39	223,269	240,877
Pool #AA0740 4.500% 3/01/39	465,746	502,478
Pool #AA4398 4.500% 3/01/39	54,061	58,325
Pool #AA5254 4.500% 3/01/39	211,953	228,669
Pool #AA3320 4.500% 3/01/39	564,795	609,339
Pool #AA4986 4.500% 3/01/39	511,639	564,142
Pool #AA5780 4.500% 4/01/39	46,283	49,933
Pool #930982 4.500% 4/01/39	656,425	708,196
Pool #AA4231 4.500% 4/01/39	216,166	233,215
Pool #AA4303 4.500% 4/01/39	440,777	475,540

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AA4369 4.500% 5/01/39	$108,242	$116,779
Pool #AA5829 4.500% 5/01/39	59,710	64,420
Pool #AA7407 4.500% 6/01/39	540,424	583,046
Pool #190396 4.500% 6/01/39	766,028	826,442
Pool #AA7681 4.500% 6/01/39	10,786,218	11,636,896
Pool #931636 4.500% 7/01/39	385,683	416,100
Pool #931639 4.500% 7/01/39	2,131,102	2,299,176
Pool #AC0380 4.500% 7/01/39	480,150	518,018
Pool #AC0391 4.500% 7/01/39	467,852	504,751
Pool #931778 4.500% 8/01/39	33,003	35,915
Pool #AA9845 4.500% 8/01/39	19,468	21,004
Pool #AC2749 4.500% 8/01/39	29,101	31,669
Pool #932389 4.500% 1/01/40	3,262,662	3,519,979
Pool #AC3913 4.500% 1/01/40	263,857	284,667
Pool #932391 4.500% 1/01/40	9,206,371	9,932,451
Pool #932473 4.500% 2/01/40	134,528	145,137
Pool #AD1654 4.500% 3/01/40	1,068,984	1,183,691
Pool #AD1079 4.500% 3/01/40	536,156	578,441
Pool #AD3057 4.500% 3/01/40	1,107,888	1,195,264
Pool #AD1656 4.500% 3/01/40	4,165,620	4,494,151
Pool #AD1540 4.500% 3/01/40	273,434	294,999
Pool #AD3126 4.500% 4/01/40	21,331	23,014
Pool #AO4523 4.500% 6/01/40	83,866	91,266
Pool #AD7328 4.500% 6/01/40	473,526	510,871
Pool #AD6862 4.500% 7/01/40	560,079	604,251
Pool #AB1226 4.500% 7/01/40	83,795	90,404

	Principal Amount	Value
Pool #AB1388 4.500% 8/01/40	$12,452	$13,435
Pool #AE2100 4.500% 8/01/40	510,973	551,271
Pool #AB1389 4.500% 8/01/40	62,839	67,795
Pool #AB1475 4.500% 9/01/40	632,169	682,026
Pool #AE3151 4.500% 9/01/40	207,347	223,700
Pool #AE0395 4.500% 10/01/40	3,346,621	3,610,560
Pool #AE5471 4.500% 10/01/40	2,041,216	2,202,201
Pool #AE1611 4.500% 10/01/40	3,473,982	3,747,966
Pool #AE3204 4.500% 10/01/40	391,004	421,841
Pool #AE6437 4.500% 10/01/40	660,162	712,227
Pool #AE8864 4.500% 11/01/40	653,731	705,289
Pool #AE3695 4.500% 11/01/40	102,028	110,139
Pool #AE6311 4.500% 11/01/40	268,286	289,445
Pool #AE7731 4.500% 11/01/40	849,997	917,034
Pool #AH2396 4.500% 1/01/41	90,145	97,311
Pool #AA4781 4.500% 1/01/41	303,327	327,439
Pool #AH7828 4.500% 4/01/41	775,847	839,218
Pool #AH9873 4.500% 4/01/41	1,227,412	1,324,982
Pool #AI1116 4.500% 4/01/41	661,828	714,438
Pool #AH4709 4.500% 4/01/41	156,255	169,018
Pool #AH9142 4.500% 4/01/41	126,751	137,104
Pool #AH8423 4.500% 4/01/41	135,163	145,907
Pool #AL0160 4.500% 5/01/41	2,693,909	2,906,370
Pool #AI0290 4.500% 5/01/41	267,901	289,783
Pool #AI2598 4.500% 5/01/41	562,221	608,143
Pool #AI1888 4.500% 5/01/41	22,862	24,730

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AB3194 4.500% 6/01/41	$455,973	$493,216
Pool #MA0755 4.500% 6/01/41	167,825	181,532
Pool #AH5453 4.500% 6/01/41	298,665	323,060
Pool #AI1586 4.500% 6/01/41	533,673	577,264
Pool #AI4445 4.500% 6/01/41	78,393	84,796
Pool #AE4559 4.500% 6/01/41	60,913	65,889
Pool #AE5634 4.500% 6/01/41	61,822	66,871
Pool #AH3853 4.500% 7/01/41	530,811	574,168
Pool #AI0041 4.500% 7/01/41	409,534	442,984
Pool #AI5064 4.500% 7/01/41	336,436	363,916
Pool #AI6553 4.500% 7/01/41	196,611	212,670
Pool #AB3948 4.500% 7/01/41	798,962	864,221
Pool #AI0814 4.500% 8/01/41	746,637	807,623
Pool #MA0843 4.500% 9/01/41	2,554,956	2,763,644
Pool #AJ1677 4.500% 9/01/41	26,198	28,338
Pool #AJ2989 4.500% 10/01/41	20,966	22,698
Pool #MA1111 4.500% 7/01/42	32,296	35,106
Pool #MA1159 4.500% 8/01/42	700,335	762,572
Pool #256713 5.000% 5/01/27	532,799	578,503
Pool #730728 5.000% 8/01/33	815,542	884,608
Pool #725205 5.000% 3/01/34	543,547	589,494
Pool #773682 5.000% 4/01/34	316,578	343,141
Pool #735288 5.000% 3/01/35	2,362,709	2,559,478
Pool #AD7136 5.000% 7/01/40	292,997	317,948
Pool #AD7595 5.000% 7/01/40	183,949	199,613
Pool #AB2350 5.000% 2/01/41	267,465	290,742

	Principal Amount	Value
Pool #AH8146 5.000% 4/01/41	$233,566	$257,908
Pool #AH8434 5.000% 4/01/41	534,381	580,889
Pool #AL0933 5.000% 10/01/41	377,963	417,117
Pool #AJ6307 5.000% 12/01/41	177,489	193,601
Pool #256714 5.500% 5/01/27	157,196	170,533
Pool #257325 5.500% 8/01/28	403,542	438,284
Pool #AD0836 5.500% 11/01/28	491,848	534,193
Pool #257537 5.500% 1/01/29	126,703	137,612
Pool #730155 5.500% 8/01/33	255,782	280,201
Pool #735358 5.500% 2/01/35	172,818	188,885
Pool #850314 5.500% 1/01/36	37,032	40,174
Pool #745418 5.500% 4/01/36	89,321	96,899
Pool #745574 5.500% 6/01/36	16,120	17,488
Pool #831922 5.500% 11/01/36	19,772	21,450
Pool #AD2612 5.500% 11/01/36	84,344	91,974
Pool #889584 5.500% 1/01/37	83,040	90,552
Pool #906094 5.500% 1/01/37	173,163	187,854
Pool #256597 5.500% 2/01/37	41,780	45,324
Pool #888129 5.500% 2/01/37	248,890	270,007
Pool #912872 5.500% 2/01/37	16,668	18,083
Pool #905142 5.500% 2/01/37	275,583	298,965
Pool #888286 5.500% 4/01/37	274,530	297,822
Pool #918069 5.500% 5/01/37	51,910	56,314
Pool #190379 5.500% 5/01/37	474,900	515,192
Pool #937466 5.500% 6/01/37	86,753	94,113
Pool #AE0188 5.500% 8/01/37	327,988	358,071

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #929628 5.500% 6/01/38	$2,328,208	$2,525,742
Pool #984277 5.500% 6/01/38	518,631	562,633
Pool #984046 5.500% 6/01/38	179,966	195,235
Pool #889996 5.500% 6/01/38	17,951,079	19,474,116
Pool #995018 5.500% 6/01/38	1,437,510	1,559,474
Pool #995397 5.500% 12/01/38	5,209,518	5,651,514
Pool #995502 5.500% 2/01/39	6,015	6,525
Pool #AA3642 5.500% 4/01/39	39,475	43,503
Pool #AD4567 5.500% 4/01/40	35,951	39,002
Pool #AE0549 5.500% 5/01/40	583,780	633,311
Pool #890365 5.500% 7/01/41	7,531,661	8,170,676
Pool #AL0675 5.500% 9/01/41	4,733,965	5,135,612
Federal National Mortgage Association TBA Pool #1312 3.000% 11/01/26 (f)	136,000,000	143,565,000
Pool #4241 3.000% 8/01/42 (f)	23,000,000	24,052,968
Pool #1438 3.500% 12/01/25 (f)	96,000,000	101,872,502
Pool #1963 3.500% 12/01/41 (f)	47,000,000	50,106,409
Pool #7737 4.000% 4/01/24 (f)	12,000,000	12,849,374
Pool #9174 4.000% 8/01/40 (f)	56,000,000	60,020,626
Pool #11782 4.500% 3/01/21 (f)	500,000	537,773
Pool #18718 4.500% 6/01/39 (f)	83,000,000	89,665,937
Pool #26607 5.000% 12/01/36 (f)	27,000,000	29,246,484
Pool #45608 5.500% 2/01/35 (f)	20,000,000	21,735,156
Pool #45659 5.500% 2/01/35 (f)	6,500,000	7,062,149

		842,337,393

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $835,062,736)		842,337,393

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 24.2%
U.S. Treasury Bonds & Notes — 24.2%
U.S. Treasury Inflation Index 0.125% 4/15/17	$2,444,256	$2,617,454
U.S. Treasury Inflation Index 0.125% 1/15/22	4,496,932	4,883,389
U.S. Treasury Inflation Index 0.125% 7/15/22	2,112,390	2,293,099
U.S. Treasury Inflation Index 0.750% 2/15/42	7,677,900	8,409,097
U.S. Treasury Inflation Index 1.125% 1/15/21	317,235	372,602
U.S. Treasury Inflation Index 1.250% 7/15/20	1,166,759	1,384,068
U.S. Treasury Inflation Index (g) 1.750% 1/15/28	10,489,615	13,578,314
U.S. Treasury Inflation Index 2.000% 1/15/26	7,342,461	9,628,947
U.S. Treasury Inflation Index 2.375% 1/15/25	2,945,232	3,973,071
U.S. Treasury Inflation Index (e) (g) 2.375% 1/15/27	63,431,865	87,456,684
U.S. Treasury Inflation Index 2.500% 1/15/29	754,187	1,075,659
U.S. Treasury Note 0.375% 11/15/15	99,600,000	99,691,044
U.S. Treasury Note (e) (g) 0.750% 10/31/17	29,700,000	29,797,452
U.S. Treasury Note 0.750% 12/31/17	54,200,000	54,293,159
U.S. Treasury Note (e) (g) 0.875% 7/31/19	116,800,000	115,348,211
U.S. Treasury Note 1.250% 10/31/19	9,100,000	9,174,364
U.S. Treasury Note 1.625% 8/15/22	15,100,000	15,000,671
U.S. Treasury Note 1.625% 11/15/22	24,700,000	24,429,073
U.S. Treasury Note 1.750% 5/15/22	300,000	302,597

		483,708,955

TOTAL U.S. TREASURY OBLIGATIONS (Cost $477,757,288)		483,708,955

TOTAL BONDS & NOTES (Cost $2,412,456,631)		2,506,110,936

TOTAL LONG-TERM INVESTMENTS (Cost $2,433,906,631)		2,527,034,936

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreements — 1.0%
Morgan Stanley & Co. Repurchase Agreement, dated 12/31/12, 0.260%, due 1/02/13 (h)	$18,600,000	$18,600,000
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (i)	1,818,302	1,818,302

		20,418,302

Sovereign Debt Obligations — 1.1%
Japan Treasury Discount Bill JPY (d) 0.010% 2/12/13	810,000,000	9,348,499
Japan Treasury Discount Bill JPY (d) 0.010% 2/25/13	800,000,000	9,232,760
Spain Letras del Tesoro EUR (d) 0.010% 9/20/13	2,900,000	3,749,814

		22,331,073

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	541,641	541,641

TOTAL SHORT-TERM INVESTMENTS (Cost $44,620,923)		43,291,016

TOTAL INVESTMENTS — 128.4% (Cost $2,478,527,554) (j)		2,570,325,952

Other Assets/(Liabilities) — (28.4)%		(568,418,620)

NET ASSETS — 100.0%		$2,001,907,332

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
JPY	Japanese Yen
MBS	Mortgage-Backed Security
MXN	Mexican Peso
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $343,473,898 or 17.16% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $59,242,636 or 2.96% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $49,403,146 or 2.47% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	All or a portion of this security is held as collateral for open swap agreements and written options outstanding. (Note 2).
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	Maturity value of $18,600,269. Collateralized by U.S. Government Agency obligations with a rate of 2.650%, maturity date of 11/16/14, and an aggregate market value, including accrued interest, of $18,981,626.
(i)	Maturity value of $1,818,303. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $1,856,450.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 0.1%

PREFERRED STOCK — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
Citigroup Capital XIII 7.875%	6,050	$168,795

TOTAL PREFERRED STOCK (Cost $162,660)		168,795

TOTAL EQUITIES (Cost $162,660)		168,795

	Principal Amount
BONDS & NOTES — 98.6%

CORPORATE DEBT — 35.3%
Aerospace & Defense — 0.3%
The Boeing Co. 4.875% 2/15/20	$100,000	120,481
The Boeing Co. 6.000% 3/15/19	130,000	161,926
Raytheon Co. 3.125% 10/15/20	120,000	127,668
United Technologies Corp. 3.100% 6/01/22	40,000	42,360
United Technologies Corp. 4.500% 6/01/42	120,000	133,339

		585,774

Agriculture — 1.0%
Altria Group, Inc. 2.850% 8/09/22	210,000	207,801
Altria Group, Inc. 4.750% 5/05/21	390,000	441,977
Altria Group, Inc. 9.250% 8/06/19	180,000	250,406
Philip Morris International, Inc. 2.500% 8/22/22	110,000	110,505
Philip Morris International, Inc. 2.900% 11/15/21	280,000	291,208
Philip Morris International, Inc. 4.500% 3/20/42	120,000	130,408
Reynolds American, Inc. 3.250% 11/01/22	90,000	90,404
Reynolds American, Inc. 6.750% 6/15/17	175,000	211,333

		1,734,042

Airlines — 0.3%
Continental Airlines, Inc. (a) 6.750% 9/15/15	20,000	21,000

	Principal Amount	Value
Delta Air Lines, Inc. Series 2007-1 Class A 6.821% 2/10/24	$248,393	$277,256
United Air Lines, Inc. 9.750% 7/15/18	167,440	193,812

		492,068

Auto Manufacturers — 0.1%
Daimler Finance NA LLC (a) 2.625% 9/15/16	260,000	270,143

Banks — 4.7%
Bank of America Corp. 3.875% 3/22/17	70,000	75,916
Bank of America Corp. 4.500% 4/01/15	20,000	21,319
Bank of America Corp. 5.000% 5/13/21	220,000	251,163
Bank of America Corp. 5.625% 7/01/20	190,000	225,269
Bank of America Corp. 5.750% 12/01/17	30,000	34,968
Bank of America Corp. 7.625% 6/01/19	170,000	217,527
Bank of Tokyo-Mitsubishi UFJ Ltd. (a) 3.850% 1/22/15	110,000	116,236
Barclays Bank PLC (a) 6.050% 12/04/17	130,000	143,830
BBVA US Senior SAU 3.250% 5/16/14	400,000	400,357
BBVA US Senior SAU 4.664% 10/09/15	260,000	266,582
BNP Paribas SA 2.375% 9/14/17	180,000	182,582
Commonwealth Bank of Australia (a) 3.750% 10/15/14	200,000	210,260
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	81,347
Commonwealth Bank of Australia/New York 1.250% 9/18/15	300,000	303,278
Credit Agricole SA VRN (a) 8.375% 12/31/49	620,000	657,200
Intesa Sanpaolo SPA (a) 3.625% 8/12/15	140,000	140,083
M&T Bank Corp. (a) 6.875% 12/31/49	260,000	270,754
Nordea Bank AB (a) 3.700% 11/13/14	140,000	146,965
Nordea Bank AB (a) 4.875% 5/13/21	390,000	418,380
Rabobank Nederland VRN (a) 11.000% 12/29/49	210,000	284,025
Royal Bank of Scotland Group PLC 2.550% 9/18/15	50,000	51,171

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Royal Bank of Scotland Group PLC 5.000% 10/01/14	$120,000	$123,301
Royal Bank of Scotland Group PLC VRN 7.640% 12/31/49	200,000	180,000
Royal Bank of Scotland Group PLC VRN 7.648% 12/31/49	30,000	30,300
Santander US Debt SA Unipersonal (a) 3.724% 1/20/15	100,000	100,454
State Street Corp. 4.956% 3/15/18	310,000	351,134
Sumitomo Mitsui Banking Corp. (a) 3.100% 1/14/16	200,000	213,242
Sumitomo Mitsui Banking Corp. (a) 3.150% 7/22/15	260,000	273,845
UBS AG 3.875% 1/15/15	310,000	327,565
Wachovia Capital Trust III VRN 5.570% 12/31/49	310,000	308,450
Wachovia Corp. 5.250% 8/01/14	790,000	842,409
Wachovia Corp. 5.625% 10/15/16	330,000	378,355
Wells Fargo & Co. 1.500% 1/16/18	110,000	110,180
Wells Fargo & Co. 2.100% 5/08/17	80,000	82,710
Wells Fargo & Co. 3.676% 6/15/16	170,000	183,788
Wells Fargo & Co. 4.600% 4/01/21	40,000	46,010
Wells Fargo Capital 5.950% 12/15/36	310,000	316,200

		8,367,155

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	241,502
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	119,667
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	316,429
Diageo Capital PLC 4.828% 7/15/20	300,000	353,179
Diageo Investment Corp. 2.875% 5/11/22	150,000	154,841
Heineken NV (a) 1.400% 10/01/17	80,000	79,759
Molson Coors Brewing Co. 3.500% 5/01/22	30,000	31,672
PepsiCo, Inc. 0.700% 8/13/15	280,000	280,357
Pernod-Ricard SA (a) 2.950% 1/15/17	180,000	189,311

	Principal Amount	Value
Pernod-Ricard SA (a) 4.450% 1/15/22	$250,000	$276,494

		2,043,211

Chemicals — 0.1%
Ecolab, Inc. 4.350% 12/08/21	70,000	78,133
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	57,476

		135,609

Coal — 0.3%
Arch Coal, Inc. 7.000% 6/15/19	250,000	232,500
CONSOL Energy, Inc. 6.375% 3/01/21	160,000	164,000
Peabody Energy Corp. 6.500% 9/15/20	170,000	182,325

		578,825

Commercial Services — 0.1%
Service Corp. International 7.500% 4/01/27	135,000	145,125
Service Corp. International 7.625% 10/01/18	10,000	11,900

		157,025

Diversified Financial — 8.3%
American Express Co. VRN 6.800% 9/01/66	180,000	193,275
American Honda Finance Corp. (a) 1.000% 8/11/15	260,000	261,466
Boeing Capital Corp. 4.700% 10/27/19	150,000	176,983
Citigroup, Inc. 3.953% 6/15/16	240,000	258,327
Citigroup, Inc. 5.375% 8/09/20	150,000	176,767
Citigroup, Inc. 5.500% 10/15/14	80,000	85,827
Citigroup, Inc. VRN 5.900% 12/31/49	80,000	80,782
Citigroup, Inc. VRN 5.950% 12/31/49	110,000	111,375
Citigroup, Inc. 6.000% 8/15/17	30,000	35,344
Citigroup, Inc. 6.010% 1/15/15	290,000	316,887
Citigroup, Inc. 6.375% 8/12/14	20,000	21,613
Citigroup, Inc. 6.875% 3/05/38	660,000	868,862
Countrywide Financial Corp. 6.250% 5/15/16	360,000	395,175

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.875% 10/28/13	$330,000	$331,771
Federal National Mortgage Association 0.010% 10/09/19	2,500,000	2,190,143
Federal National Mortgage Association 4.625% 5/01/13	950,000	963,744
Financing Corp. Fico Strip 0.010% 6/06/13	240,000	239,510
Ford Motor Credit Co. LLC 4.250% 9/20/22	260,000	274,920
Ford Motor Credit Co. LLC 8.125% 1/15/20	300,000	384,413
General Electric Capital Corp. 1.625% 7/02/15	100,000	101,659
General Electric Capital Corp. 5.875% 1/14/38	400,000	482,501
General Electric Capital Corp. VRN 6.375% 11/15/67	990,000	1,044,450
General Electric Capital Corp. 6.875% 1/10/39	300,000	407,790
The Goldman Sachs Group, Inc. 4.750% 7/15/13	10,000	10,210
The Goldman Sachs Group, Inc. 5.250% 10/15/13	80,000	82,801
The Goldman Sachs Group, Inc. 5.250% 7/27/21	70,000	79,798
The Goldman Sachs Group, Inc. 5.375% 3/15/20	90,000	103,143
The Goldman Sachs Group, Inc. 6.000% 5/01/14	50,000	53,212
The Goldman Sachs Group, Inc. 6.000% 6/15/20	240,000	285,171
The Goldman Sachs Group, Inc. 6.250% 2/01/41	470,000	576,653
HSBC Finance Corp. 6.676% 1/15/21	360,000	427,094
Hyundai Capital America (a) 2.125% 10/02/17	70,000	70,501
International Lease Finance Corp. (a) 6.750% 9/01/16	680,000	763,300
John Deere Capital Corp. 2.250% 4/17/19	140,000	144,091
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	44,729
JP Morgan Chase & Co. 5.150% 10/01/15	600,000	659,488
JP Morgan Chase & Co. 1.100% 10/15/15	430,000	429,987
JP Morgan Chase & Co. 5.125% 9/15/14	820,000	872,106
Lehman Brothers Holdings Capital Trust VII VRN (b) 5.857% 11/29/49	310,000	31

	Principal Amount	Value
Lehman Brothers Holdings, Inc. (b) 6.500% 7/19/17	$440,000	$44
Lehman Brothers Holdings, Inc. Series I (b) 6.750% 12/28/17	1,320,000	132
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	132,600
Morgan Stanley 4.750% 3/22/17	40,000	43,638
Morgan Stanley Series F 5.550% 4/27/17	200,000	221,727
SLM Corp. 3.875% 9/10/15	130,000	133,635
SLM Corp. 5.000% 4/15/15	20,000	21,082
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	292,063

		14,850,820

Electric — 1.2%
Calpine Corp. (a) 7.500% 2/15/21	207,000	228,735
The Cleveland Electric Illuminating Co. 5.650% 12/15/13	190,000	198,484
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000% 12/01/20	495,000	558,112
Exelon Corp. 5.625% 6/15/35	290,000	323,761
FirstEnergy Corp. Series C 7.375% 11/15/31	320,000	413,307
Midamerican Energy Holdings Co, Series A 6.500% 9/15/37	40,000	53,129
Pacific Gas & Electric Co. 5.800% 3/01/37	130,000	160,828
Pacific Gas & Electric Co. 6.050% 3/01/34	50,000	64,420
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	68,077

		2,068,853

Electronics — 0.1%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	95,718

Environmental Controls — 0.0%
Waste Management, Inc. 7.375% 5/15/29	50,000	66,009

Foods — 0.6%
Kraft Foods Group, Inc. (a) 3.500% 6/06/22	210,000	224,147
Kraft Foods Group, Inc. (a) 5.375% 2/10/20	256,000	307,381

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kraft Foods, Inc. 5.375% 2/10/20	$234,000	$282,499
The Kroger Co. 6.400% 8/15/17	30,000	36,211
Safeway, Inc. 3.950% 8/15/20	30,000	30,007
Safeway, Inc. 4.750% 12/01/21	140,000	144,241

		1,024,486

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	130,000	136,358

Health Care – Products — 0.1%
Medtronic, Inc. 3.125% 3/15/22	180,000	191,110

Health Care – Services — 1.0%
Humana, Inc. 3.150% 12/01/22	70,000	69,610
Roche Holdings, Inc. (a) 6.000% 3/01/19	180,000	224,063
Tenet Healthcare Corp. 8.875% 7/01/19	240,000	268,800
Tenet Healthcare Corp. 10.000% 5/01/18	300,000	341,250
UnitedHealth Group, Inc. 5.700% 10/15/40	120,000	145,436
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	84,453
UnitedHealth Group, Inc. 6.000% 2/15/18	110,000	133,890
WellPoint, Inc. 1.250% 9/10/15	60,000	60,474
WellPoint, Inc. 3.125% 5/15/22	50,000	50,522
WellPoint, Inc. 3.700% 8/15/21	170,000	178,799
WellPoint, Inc. 5.875% 6/15/17	20,000	23,738
WellPoint, Inc. 7.000% 2/15/19	150,000	186,654

		1,767,689

Home Builders — 0.1%
NVR, Inc. 3.950% 9/15/22	100,000	103,625

Household Products — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LLC 6.875% 2/15/21	150,000	161,625

	Principal Amount	Value
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LLC 7.125% 4/15/19	$200,000	$215,000

		376,625

Insurance — 0.8%
American International Group, Inc. (a) 3.750% 11/30/13	100,000	102,582
American International Group, Inc. 6.250% 3/15/37	420,000	448,350
MetLife Capital Trust IV (a) 7.875% 12/15/37	200,000	245,000
MetLife, Inc. 6.400% 12/15/36	200,000	213,845
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	260,000	352,632

		1,362,409

Investment Companies — 0.2%
Temasek Financial I Ltd. (a) 2.375% 1/23/23	250,000	246,226
Xstrata Finance Canada Ltd. (a) 1.800% 10/23/15	200,000	201,086

		447,312

Iron & Steel — 0.3%
ArcelorMittal 5.000% 2/25/17	70,000	70,658
Cliffs Natural Resources, Inc. 3.950% 1/15/18	180,000	181,167
Cliffs Natural Resources, Inc. 4.800% 10/01/20	70,000	69,566
Cliffs Natural Resources, Inc. 4.875% 4/01/21	30,000	29,795
Steel Dynamics, Inc. 6.750% 4/01/15	140,000	141,750
Steel Dynamics, Inc. 7.625% 3/15/20	40,000	44,200

		537,136

Lodging — 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625% 1/15/16	70,000	74,900

Manufacturing — 0.4%
Eaton Corp. (a) 1.500% 11/02/17	110,000	110,225
Eaton Corp. (a) 2.750% 11/02/22	330,000	328,982
Eaton Corp. (a) 4.150% 11/02/42	110,000	111,243

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Co. 0.850% 10/09/15	$120,000	$120,423

		670,873

Media — 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500% 4/30/21	270,000	291,263
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 1/15/19	220,000	237,325
Comcast Corp. 6.500% 1/15/15	735,000	818,994
DISH DBS Corp. 6.750% 6/01/21	110,000	125,400
DISH DBS Corp. 7.875% 9/01/19	170,000	201,450
News America, Inc. 4.500% 2/15/21	10,000	11,425
News America, Inc. 6.200% 12/15/34	20,000	24,223
News America, Inc. 6.650% 11/15/37	30,000	38,766
Time Warner Cable, Inc. 4.000% 9/01/21	50,000	54,883
Time Warner Cable, Inc. 5.500% 9/01/41	20,000	22,253
Time Warner Cable, Inc. 5.875% 11/15/40	150,000	174,780
Time Warner Cable, Inc. 6.200% 7/01/13	250,000	256,862
Time Warner Cable, Inc. 6.750% 6/15/39	180,000	228,307
Time Warner Cable, Inc. 8.250% 4/01/19	240,000	319,377
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	29,189
Time Warner, Inc. 4.750% 3/29/21	200,000	229,842
Time Warner, Inc. 6.250% 3/29/41	20,000	24,694
United Business Media Ltd. (a) 5.750% 11/03/20	130,000	137,142
Univision Communications, Inc. (a) 6.750% 9/15/22	200,000	206,500

		3,432,675

Mining — 2.2%
Barrick Gold Corp. 3.850% 4/01/22	50,000	52,926
Barrick Gold Corp. 6.950% 4/01/19	140,000	174,192
Barrick NA Finance LLC 4.400% 5/30/21	210,000	230,294

	Principal Amount	Value
BHP Billiton Finance USA Ltd. 3.250% 11/21/21	$40,000	$43,050
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	410,000	522,873
FMG Resources August 2006 Pty Ltd. (a) 6.375% 2/01/16	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc. 3.550% 3/01/22	320,000	317,368
Novelis, Inc./GA 8.750% 12/15/20	10,000	11,150
Rio Tinto Finance USA Ltd. 1.875% 11/02/15	20,000	20,526
Rio Tinto Finance USA Ltd. 2.500% 5/20/16	100,000	104,393
Rio Tinto Finance USA Ltd. 3.500% 11/02/20	260,000	275,605
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	80,000	85,544
Rio Tinto Finance USA Ltd. 4.125% 5/20/21	60,000	66,297
Rio Tinto Finance USA Ltd. 6.500% 7/15/18	130,000	162,256
Southern Copper Corp. 5.250% 11/08/42	400,000	400,331
Vale Overseas Ltd. 4.375% 1/11/22	502,000	535,889
Vale Overseas Ltd. 6.875% 11/21/36	361,000	447,488
Vedanta Resources PLC (a) 8.750% 1/15/14	190,000	199,500
Xstrata Finance Canada Ltd. (a) 2.450% 10/25/17	180,000	181,745

		3,862,477

Oil & Gas — 3.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	30,000	35,835
Apache Corp. 4.750% 4/15/43	40,000	43,544
Apache Corp. 5.100% 9/01/40	330,000	375,125
BP Capital Markets PLC 3.125% 10/01/15	480,000	509,543
BP Capital Markets PLC 3.245% 5/06/22	80,000	84,281
BP Capital Markets PLC 3.561% 11/01/21	30,000	32,418
Chesapeake Energy Corp. 6.875% 11/15/20	210,000	227,588
Concho Resources, Inc. 5.500% 10/01/22	40,000	42,200
Concho Resources, Inc. 6.500% 1/15/22	98,000	107,800

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Conoco, Inc. 6.950% 4/15/29	$155,000	$216,097
ConocoPhillips 6.500% 2/01/39	20,000	28,363
Devon Energy Corp. 5.600% 7/15/41	360,000	427,625
Hess Corp. 7.300% 8/15/31	115,000	154,874
Hess Corp. 7.875% 10/01/29	90,000	125,135
Hess Corp. 8.125% 2/15/19	180,000	236,899
Kerr-McGee Corp. 6.950% 7/01/24	300,000	380,084
Kerr-McGee Corp. 7.875% 9/15/31	360,000	478,196
Noble Energy, Inc. 8.250% 3/01/19	300,000	393,188
Occidental Petroleum Corp. 2.700% 2/15/23	130,000	132,648
Occidental Petroleum Corp. 3.125% 2/15/22	200,000	212,737
Pemex Project Funding Master Trust 6.625% 6/15/35	623,000	791,210
Petrobras International Finance Co. 3.875% 1/27/16	150,000	158,250
Petrobras International Finance Co. 5.375% 1/27/21	540,000	607,943
Petrobras International Finance Co. 5.750% 1/20/20	142,000	161,647
Petrobras International Finance Co. 6.125% 10/06/16	166,000	187,603
QEP Resources, Inc. 6.875% 3/01/21	190,000	218,975
Shell International Finance BV 4.375% 3/25/20	330,000	382,783
Sinopec Group Overseas Development 2012 Ltd. (a) 2.750% 5/17/17	200,000	207,388
WPX Energy, Inc. 6.000% 1/15/22	70,000	75,425

		7,035,404

Oil & Gas Services — 0.4%
Baker Hughes, Inc. 3.200% 8/15/21	190,000	202,560
Cie Generale de Geophysique - Veritas 6.500% 6/01/21	230,000	246,100
Key Energy Services, Inc. 6.750% 3/01/21	140,000	140,000
Schlumberger Norge AS (a) 4.200% 1/15/21	50,000	56,555

	Principal Amount	Value
SESI LLC 7.125% 12/15/21	$50,000	$55,625

		700,840

Packaging & Containers — 0.1%
Rock-Tenn Co. (a) 3.500% 3/01/20	80,000	82,111
Rock-Tenn Co. (a) 4.000% 3/01/23	50,000	50,795

		132,906

Pharmaceuticals — 1.3%
AbbVie, Inc. (a) 1.750% 11/06/17	310,000	313,372
AbbVie, Inc. (a) 2.900% 11/06/22	190,000	193,492
Aristotle Holding, Inc. (a) 3.500% 11/15/16	620,000	662,882
GlaxoSmithKline Capital PLC 2.850% 5/08/22	210,000	218,117
Pfizer, Inc. 6.200% 3/15/19	310,000	391,833
Teva Pharmaceutical Finance Co. BV 3.650% 11/10/21	50,000	53,512
Teva Pharmaceutical Finance IV BV 3.650% 11/10/21	290,000	310,367
Watson Pharmaceuticals, Inc. 1.875% 10/01/17	80,000	81,052
Wyeth 5.950% 4/01/37	20,000	26,679

		2,251,306

Pipelines — 1.1%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	140,000	142,100
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	410,597
Enterprise Products Operating LLC 5.700% 2/15/42	330,000	386,483
Enterprise Products Operating LLC 6.125% 10/15/39	20,000	24,162
Enterprise Products Operating LP 5.950% 2/01/41	40,000	48,291
Kinder Morgan Energy Partners LP 5.000% 12/15/13	100,000	103,781
Kinder Morgan Energy Partners LP 6.000% 2/01/17	200,000	233,601
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.500% 2/15/23	80,000	86,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.250% 6/15/22	50,000	54,500

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	$128,000	$140,160
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	7,130
Williams Cos., Inc. 7.750% 6/15/31	78,000	99,519
Williams Cos., Inc. Series A 7.500% 1/15/31	240,000	300,055

		2,037,179

Retail — 0.3%
CVS Caremark Corp. 2.750% 12/01/22	120,000	120,447
CVS Pass-Through Trust (a) 5.298% 1/11/27	12,438	13,672
CVS Pass-Through Trust 5.880% 1/10/28	129,729	149,379
CVS Pass-Through Trust 6.036% 12/10/28	109,361	127,872
CVS Pass-Through Trust 6.943% 1/10/30	88,718	111,674
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	67,942

		590,986

Savings & Loans — 0.2%
ASIF Global Financing XIX (a) 4.900% 1/17/13	20,000	20,028
The Goldman Sachs Capital II FRN 4.000% 6/01/43	390,000	304,621
ILFC E-Capital Trust II VRN (a) 6.250% 12/21/65	10,000	8,550
Vesey Street Investment Trust I STEP 4.404% 9/01/16	90,000	97,117

		430,316

Semiconductors — 0.0%
National Semiconductor Corp. 6.600% 6/15/17	30,000	37,049

Software — 0.2%
Oracle Corp. 1.200% 10/15/17	280,000	280,831

Telecommunications — 2.2%
America Movil SAB de CV 5.000% 3/30/20	100,000	116,347
America Movil SAB de CV 5.625% 11/15/17	160,000	191,559
AT&T, Inc. 2.625% 12/01/22	140,000	140,230
AT&T, Inc. 5.500% 2/01/18	670,000	798,165
AT&T, Inc. 5.600% 5/15/18	20,000	24,126
AT&T, Inc. 6.550% 2/15/39	90,000	118,270

	Principal Amount	Value
Cellco Partnership/Verizon Wireless Capital LLC 8.500% 11/15/18	$50,000	$68,785
Deutsche Telekom International Finance BV 5.750% 3/23/16	315,000	358,916
Intelsat Jackson Holdings SA 7.250% 10/15/20	180,000	195,750
Intelsat Jackson Holdings SA 7.500% 4/01/21	65,000	71,662
Qwest Corp. 6.875% 9/15/33	100,000	100,500
Qwest Corp. 7.500% 10/01/14	55,000	60,197
Rogers Communications, Inc. 6.800% 8/15/18	120,000	151,796
SBC Communications, Inc. 5.100% 9/15/14	180,000	193,356
Sprint Capital Corp. 8.750% 3/15/32	240,000	293,400
Telefonica Emisiones SAU 5.462% 2/16/21	10,000	10,663
Telefonica Emisiones SAU 5.877% 7/15/19	100,000	109,250
Telefonica Emisiones SAU 6.221% 7/03/17	60,000	66,750
Verizon Communications, Inc. 2.450% 11/01/22	400,000	400,134
Verizon Communications, Inc. 6.000% 4/01/41	80,000	104,414
Verizon Communications, Inc. 6.100% 4/15/18	300,000	368,876
Verizon Communications, Inc. 8.750% 11/01/18	45,000	62,481

		4,005,627

Transportation — 0.1%
Kansas City Southern de Mexico SA de CV 12.500% 4/01/16	98,000	106,820

TOTAL CORPORATE DEBT (Cost $59,200,466)		63,042,191

MUNICIPAL OBLIGATIONS — 0.2%
Student Loan Funding Corp. 0.228% 9/01/47	50,000	49,590
Tennessee Valley Authority 5.250% 9/15/39	210,000	276,620

		326,210

TOTAL MUNICIPAL OBLIGATIONS (Cost $253,902)		326,210

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.3%
Agency Collateral CMO — 6.4%
Federal Home Loan Mortgage Corp., Series 4092, Class AI 3.000% 9/15/31	$1,940,992	$249,843
Federal Home Loan Mortgage Corp., Series 4063, Class S FRN 5.741% 6/15/42	96,198	23,085
Federal Home Loan Mortgage Corp., Series 4057, Class SA FRN 5.841% 4/15/39	684,251	162,343
Federal Home Loan Mortgage Corp., Series 4120, Class SV FRN 5.941% 10/15/42	199,156	56,455
Federal Home Loan Mortgage Corp., Series R007, Class ZA 6.000% 5/15/36	593,170	692,621
Federal Home Loan Mortgage Corp., Series 3621, Class SB FRN 6.021% 1/15/40	229,083	34,014
Federal Home Loan Mortgage Corp., Series 3349, Class AS FRN 6.291% 7/15/37	2,115,039	361,807
Federal Home Loan Mortgage Corp., Series 4102, Class MS FRN 6.391% 9/15/42	690,190	209,869
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K006, Class AX1 VRN 1.051% 1/25/20	621,824	37,028
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K007, Class X1 VRN 1.229% 4/25/20	1,349,894	90,804
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K009, Class X1 VRN 1.506% 8/25/20	771,401	63,910
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K702, Class X1 VRN 1.557% 2/25/18	3,227,633	219,897
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K008, Class X1 VRN 1.675% 6/25/20	1,651,131	155,776

	Principal Amount	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K015, Class X1 VRN 1.675% 7/25/21	$883,145	$99,725
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K703, Class X1 VRN 2.090% 5/25/18	1,459,737	140,675
Federal National Mortgage Association, Series 409, Class C2 3.000% 4/25/27	534,219	55,140
Federal National Mortgage Association, Series 409, Class C13 3.500% 11/25/41	331,353	35,991
Federal National Mortgage Association, Series 409, Class C18 4.000% 4/25/42	594,249	69,374
Federal National Mortgage Association, Series 409, Class C22 4.500% 11/25/39	557,029	58,715
Federal National Mortgage Association, Series 2012-35, Class MB 5.500% 4/25/42	2,600,000	2,897,360
Federal National Mortgage Association, Series 2011-87, Class SJ FRN 5.740% 9/25/41	630,780	123,373
Federal National Mortgage Association, Series 2012-84, Class KS FRN 5.790% 8/25/42	3,049,573	460,046
Federal National Mortgage Association, Series 2012-111, Class JS FRN 5.890% 7/25/40	396,894	100,646
Federal National Mortgage Association, Series 2012-93, Class SG FRN 5.890% 9/25/42	197,411	53,676
Federal National Mortgage Association, Series 2012-124, Class SE FRN 5.940% 11/25/42	793,367	210,841
Federal National Mortgage Association, Series 2012-46, Class BA 6.000% 5/25/42	900,000	1,008,326
Federal National Mortgage Association, Series 2010-142, Class SM FRN 6.320% 12/25/40	491,616	54,416
Federal National Mortgage Association, Series 2010-150, Class SN FRN 6.320% 1/25/41	378,028	66,144
Federal National Mortgage Association, Series 2012-63, Class DS FRN 6.340% 3/25/39	292,474	76,705

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association, Series 2011-96, Class SA FRN 6.340% 10/25/41	$1,153,642	$212,114
Federal National Mortgage Association, Series 2012-74, Class SA FRN 6.440% 3/25/42	300,000	62,453
Federal National Mortgage Association, Series 2012-75, Class AS FRN 6.440% 3/25/42	100,000	19,255
Federal National Mortgage Association, Series 2012-28, Class B 6.500% 6/25/39	300,000	336,109
Federal National Mortgage Association, Series 2012-25, Class B 6.500% 3/25/42	500,000	583,850
Federal National Mortgage Association, Series 2012-76, Class AC 6.500% 7/25/42	690,000	781,354
Federal National Mortgage Association, Series 2012-51, Class B 7.000% 5/25/42	792,357	913,771
Government National Mortgage Association, Series 2012-66, Class CI 3.500% 2/20/38	290,176	52,886
Government National Mortgage Association, Series 2010-35, Class AS FRN 5.539% 3/20/40	739,245	121,440
Government National Mortgage Association, Series 2010-113, Class BS FRN 5.789% 9/20/40	253,592	38,056
Government National Mortgage Association, Series 2010-121, Class SE FRN 5.789% 9/20/40	190,319	32,804
Government National Mortgage Association, Series 2011-11, Class SA FRN 5.789% 1/20/41	132,976	19,980
Government National Mortgage Association, Series 2011-32, Class SD FRN 5.789% 3/20/41	68,191	10,417
Government National Mortgage Association, Series 2011-141, Class HS FRN 5.889% 10/20/41	787,749	186,758
Government National Mortgage Association, Series 2012-77, Class KS FRN 6.489% 9/20/32	930,674	213,828

		11,453,680

	Principal Amount	Value
Agency Collateral PAC CMO — 0.1%
Government National Mortgage Association, Series 2011-146 FRN 6.491% 4/16/40	$707,558	$155,338

Automobile ABS — 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	100,000	102,010
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A (a) 2.802% 5/20/18	125,000	132,020
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A (a) 3.150% 3/20/17	60,000	63,573
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (a) 5.290% 3/25/16	300,000	326,536

		624,139

Commercial MBS — 1.6%
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4 VRN 5.727% 5/10/45	190,000	217,959
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM VRN 5.421% 9/10/45	66,000	72,057
CD 2006-CD2 Mortgage Trust, Series 2006-CD2, Class AM VRN 5.351% 1/15/46	60,000	64,814
DBUBS Mortgage Trust, Series 2011-LC3A, Class XA VRN (a) 1.461% 8/10/44	773,937	36,368
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.867% 7/10/38	140,000	160,869
GS Mortgage Securities Corp II, Series 2011-GC5, Class XA VRN (a) 1.756% 8/10/44	827,093	71,235
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A (a) 3.551% 4/10/34	74,000	80,291
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AM 5.440% 5/15/45	90,000	100,026
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM 5.593% 5/12/45	130,000	144,724
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4 VRN 5.794% 2/12/51	80,000	95,300

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4 5.424% 2/15/40	$17,000	$19,750
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM VRN 5.204% 12/12/49	40,000	43,078
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 VRN 5.949% 8/12/49	10,000	11,439
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA VRN (a) 1.937% 8/15/45	547,313	61,967
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	650,000	743,441
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4 5.308% 11/15/48	64,000	73,577
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3 5.678% 5/15/46	650,000	764,442
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class XA VRN (a) 1.152% 2/15/44	956,442	45,732

		2,807,069

Home Equity ABS — 1.3%
ACE Securities Corp., Series 2006-SD2, Class A FRN 0.510% 12/25/45	293,664	289,697
Bear Stearns Asset Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.610% 12/25/42	99,746	96,695
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 0.439% 12/15/35	114,323	64,007
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F VRN 6.340% 12/15/28	157	159
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 0.650% 7/25/30	179,144	174,730
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.450% 12/25/36	1,254,647	630,302
HSI Asset Securitization Corp. Series 2005-II, Class 2A4 VRN 0.600% 11/25/35	2,400,000	997,002

	Principal Amount	Value
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 2/25/32	$91,719	$88,279

		2,340,871

Manufactured Housing ABS — 0.7%
Greenpoint Manufactured Housing, Series 1999-2, Class A2 FRN 2.977% 3/18/29	200,000	169,044
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2 FRN 3.604% 6/19/29	75,000	64,663
Greenpoint Manufactured Housing, Series 1999-4, Class A2 FRN 3.708% 2/20/30	75,000	64,216
Greenpoint Manufactured Housing, Series 2001-2, Class IA2 FRN 3.709% 2/20/32	150,000	140,973
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2 FRN 3.709% 3/13/32	200,000	170,541
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	627,224	646,864

		1,256,301

Other ABS — 0.1%
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 FRN 0.710% 10/25/34	258,934	231,955

Student Loans ABS — 1.5%
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	400,000	337,426
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.575% 10/25/32	161,481	151,905
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class A3 FRN 1.709% 7/25/42	500,000	475,628
SLM Student Loan Trust, Series 2004-3, Class A5 FRN 0.485% 7/25/23	500,000	493,486
SLM Student Loan Trust, Series 2003-11, Class A6 FRN (a) 0.598% 12/15/25	300,000	293,052
SLM Student Loan Trust, Series 2001-4, Class B FRN 0.815% 1/25/21	600,000	572,455
SunTrust Student Loan Trust, Series 2006-1A, Class A3 FRN (a) 0.433% 1/30/23	300,000	297,197

		2,621,149

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral CMO — 4.3%
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 0.540% 10/25/35	$192,353	$126,853
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (a) 0.610% 9/25/35	289,038	245,443
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (a) 0.560% 9/25/35	298,605	251,037
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 FRN 2.982% 10/25/35	337,014	289,455
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A FRN 3.001% 2/25/36	170,660	110,173
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.990% 12/25/34	32,040	23,885
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 FRN 2.406% 9/25/33	963,005	980,084
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 FRN 2.992% 1/25/36	286,670	261,713
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 FRN 2.837% 3/25/36	240,928	162,899
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	320,717	321,888
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	127,540	129,435
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	1,325,912	1,311,529
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1 FRN 2.310% 3/25/46	999,829	714,984
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.470% 11/25/45	257,887	234,525
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.500% 10/25/45	198,615	184,985
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A FRN 1.046% 10/25/46	1,313,131	950,394

	Principal Amount	Value
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 FRN 4.860% 11/25/36	$1,609,760	$1,329,364

		7,628,646

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $29,677,016)		29,119,148

SOVEREIGN DEBT OBLIGATIONS — 2.9%
Malaysia Government Bond MYR (c) 3.835% 8/12/15	1,060,000	353,498
Malaysia Government Bond MYR (c) 4.262% 9/15/16	395,000	134,248
Mexican Bonos MXN (c) 6.500% 6/09/22	10,740,000	898,949
Mexican Bonos MXN (c) 8.000% 6/11/20	19,618,000	1,781,005
Mexico Government International Bond 4.750% 3/08/44	194,000	219,220
Province of Ontario Canada 2.700% 6/16/15	660,000	694,843
Residual Funding Corp. Principal Strip 0.010% 10/15/19	1,280,000	1,172,352

		5,254,115

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,993,433)		5,254,115

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.2%
Collateralized Mortgage Obligations — 1.0%
Federal National Mortgage Association Series 2011-59, Class NZ 5.500% 7/25/41	542,897	645,857
Series 2011-63, Class SW 6.470% 7/25/41	431,258	58,975
Government National Mortgage Association Series 2010-H28, Class FE 0.610% 12/20/60	344,651	345,038
Series 2011-H08, Class FG 0.690% 3/20/61	281,731	283,579
Series 2011-H09, Class AF 0.710% 3/20/61	189,058	190,489
Series 2011-32, Class S 5.791% 3/16/41	54,038	5,827
Series 2011-40, Class SA 5.921% 2/16/36	721,166	75,747

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2010-31, Class GS 6.289% 3/20/39	$141,376	$17,291
Series 2010-3, Class MS 6.339% 11/20/38	494,873	64,408
Series 2010-85, Class HS 6.439% 1/20/40	329,253	53,641
Series 2011-70, Class BS 6.491% 12/16/36	204,991	23,472

		1,764,324

Pass-Through Securities — 24.2%
Federal Home Loan Mortgage Corp. Pool #1N1640 2.207% 1/01/37	201,989	213,088
Pool #1N1637 2.502% 1/01/37	520,605	558,143
Pool #1J1368 3.148% 10/01/36	128,005	137,180
Pool #G14492 4.000% 10/01/25	1,898,269	2,010,014
Pool #U90316 4.000% 10/01/42	99,686	110,554
Pool #G06875 5.500% 12/01/38	65,177	70,742
Pool #G06669 6.500% 9/01/39	125,765	139,560
Federal National Mortgage Association Pool #950385 1.699% 8/01/37	34,179	34,976
Pool #AP9633 2.500% 10/01/42	198,978	202,911
Pool #MA1213 3.500% 10/01/42	994,953	1,074,977
Pool #AB3745 4.000% 10/01/41	665,000	713,082
Pool #AJ5304 4.000% 11/01/41	786,359	843,216
Pool #AJ7689 4.000% 12/01/41	1,053,534	1,129,709
Pool #AK8441 4.000% 4/01/42	96,858	104,285
Pool #AO0895 4.000% 4/01/42	289,622	319,840
Pool #AO2711 4.000% 5/01/42	98,848	106,428
Pool #AO4143 4.000% 6/01/42	97,487	105,922
Pool #AO6086 4.000% 6/01/42	99,039	106,633
Pool #AP0692 4.000% 7/01/42	99,292	107,154
Pool #AP5333 4.000% 7/01/42	397,802	429,300

	Principal Amount	Value
Pool #AP2530 4.000% 8/01/42	$99,363	$107,231
Pool #AP2958 4.000% 8/01/42	99,246	107,104
Pool #AP4903 4.000% 9/01/42	99,567	107,730
Pool #AP7399 4.000% 9/01/42	199,188	215,520
Pool #AP9229 4.000% 10/01/42	99,598	107,764
Pool #AQ3599 4.000% 11/01/42	99,860	108,048
Pool #AQ7003 4.000% 12/01/42	199,680	214,991
Pool #AQ7082 4.000% 1/01/43	200,000	216,398
Pool #MA0706 4.500% 4/01/31	148,570	160,937
Pool #MA0734 4.500% 5/01/31	442,919	479,789
Pool #MA0776 4.500% 6/01/31	146,752	158,968
Pool #MA0913 4.500% 11/01/31	90,426	98,066
Pool #MA0939 4.500% 12/01/31	92,291	100,089
Pool #993117 4.500% 1/01/39	39,890	43,036
Pool #AA0856 4.500% 1/01/39	85,781	92,547
Pool #AA2450 4.500% 2/01/39	34,386	37,098
Pool #AA3495 4.500% 2/01/39	129,268	139,463
Pool #935520 4.500% 8/01/39	207,535	223,902
Pool #AD5481 4.500% 5/01/40	2,992,246	3,228,236
Pool #AD6914 4.500% 6/01/40	312,469	337,113
Pool #AD8685 4.500% 8/01/40	541,169	583,849
Pool #974965 5.000% 4/01/38	1,773,049	1,918,495
Pool #AE2266 5.000% 3/01/40	354,108	383,156
Pool #937948 5.500% 6/01/37	41,764	45,307
Pool #995072 5.500% 8/01/38	195,615	212,518
Pool #481473 6.000% 2/01/29	260	287
Pool #867557 6.000% 2/01/36	5,323	5,864

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AE0469 6.000% 12/01/39	$1,478,503	$1,616,477
Pool #AL2688 6.000% 10/01/40	2,284,533	2,501,296
Pool #AE0758 7.000% 2/01/39	518,033	593,296
Federal National Mortgage Association TBA Pool #3348 2.500% 7/01/27 (d)	1,400,000	1,463,984
Pool #4241 3.000% 8/01/42 (d)	8,500,000	8,908,399
Pool #1963 3.500% 12/01/41 (d)	800,000	852,875
Government National Mortgage Association Pool #G24746 4.500% 7/20/40	913,333	1,004,416
Pool #4747 5.000% 7/20/40	704,587	779,284
Pool #487588 6.000% 4/15/29	6,666	7,462
Pool #595077 6.000% 10/15/32	1,196	1,343
Pool #596620 6.000% 10/15/32	1,601	1,798
Pool #598000 6.000% 12/15/32	79	88
Pool #604706 6.000% 10/15/33	187,413	210,660
Pool #636251 6.000% 3/15/35	23,180	26,066
Pool #782034 6.000% 1/15/36	213,882	240,509
Pool #658029 6.000% 7/15/36	140,626	157,870
Government National Mortgage Association TBA Pool #1610 3.000% 7/01/42 (d)	600,000	637,734
Pool #188 3.000% 8/01/42 (d)	1,200,000	1,275,656
Pool #207 3.500% 3/01/42 (d)	2,700,000	2,933,297
Pool #5245 4.000% 8/01/40 (d)	600,000	657,938
Pool #872 4.500% 4/01/40 (d)	1,200,000	1,314,375

		43,136,043

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $44,502,477)		44,900,367

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 18.7%
U.S. Treasury Bonds & Notes — 18.7%
U.S. Treasury Note 0.125% 8/31/13	$50,000	$49,988
U.S. Treasury Note 1.375% 2/15/13	70,000	70,107
U.S. Treasury Bond 2.750% 8/15/42	4,281,000	4,131,701
U.S. Treasury Bond 2.750% 11/15/42	1,410,000	1,358,116
U.S. Treasury Bond 3.125% 2/15/42	570,000	595,841
U.S. Treasury Inflation Index 0.750% 2/15/42	102,372	112,121
U.S. Treasury Inflation Index 2.125% 2/15/40	363,878	533,935
U.S. Treasury Note 0.250% 9/15/15	30,000	29,935
U.S. Treasury Note 0.250% 10/15/15	90,000	89,791
U.S. Treasury Note 0.500% 5/31/13	20,000	20,032
U.S. Treasury Note 1.000% 9/30/16	310,000	315,902
U.S. Treasury Note 1.125% 12/31/19	4,940,000	4,926,685
U.S. Treasury Note 1.250% 10/31/19	15,980,000	16,110,587
U.S. Treasury Note 1.625% 8/15/22	880,000	874,211
U.S. Treasury Note 1.625% 11/15/22	4,070,000	4,025,358

		33,244,310

TOTAL U.S. TREASURY OBLIGATIONS (Cost $33,107,545)		33,244,310

TOTAL BONDS & NOTES (Cost $171,734,839)		175,886,341

	Units
PURCHASED OPTIONS — 0.0%
Options on Futures — 0.0%
Eurodollar 2 Year Midcurve Put, Expires 03/15/13, Strike 99.00	42,500	744
U.S. Treasury Note 10 Year Put, Expires 01/25/13, Strike 133.50	32,000	9,500
U.S. Treasury Note 10 Year Put, Expires 02/22/13, Strike 133.00	21,000	4,266
U.S. Treasury Note 10 Year Put, Expires 02/22/13, Strike 135.00	21,000	2,625

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Units	Value
U.S. Treasury Note 30 Year Call, Expires 01/25/13, Strike 152.00	13,000	$2,234

		19,369

TOTAL PURCHASED OPTIONS (Cost $39,772)		19,369

	Number of Shares
WARRANTS — 0.0%
Energy — 0.0%
Pipelines — 0.0%
SemGroup Corp., Expires 11/30/14, Strike 25.00 (e)	258	3,813

TOTAL WARRANTS (Cost $0)		3,813

TOTAL LONG-TERM INVESTMENTS (Cost $171,937,271)		176,078,318

	Principal Amount
SHORT-TERM INVESTMENTS — 11.7%
Discount Notes — 8.4%
Federal Home Loan Bank 0.010% 8/30/13	$15,000,000	14,980,921

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (f)	33,710	33,710

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	37,611	37,611

U.S. Treasury Bills — 3.3%
U.S. Treasury Bill 0.000% 1/10/13	4,700,000	4,699,851
U.S. Treasury Bill 0.000% 5/16/13	1,130,000	1,129,438

		5,829,289

TOTAL SHORT-TERM INVESTMENTS (Cost $20,881,531)		20,881,531

Value
TOTAL INVESTMENTS — 110.4% (Cost $192,818,802) (g)	$196,959,849

Other Assets/(Liabilities) — (10.4)%	(18,483,437)

NET ASSETS — 100.0%	$178,476,412

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MXN	Mexican Peso
MYR	Malaysian Ringgit
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $13,804,992 or 7.73% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2012, these securities amounted to a value of $207 or 0.00% of net assets.
(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Non-income producing security.
(f)	Maturity value of $33,710. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 10/20/27, and an aggregate market value, including accrued interest, of $36,517.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Basic Materials — 3.2%
Chemicals — 1.4%
Air Products & Chemicals, Inc.	4,100	$344,482
Albemarle Corp.	1,700	105,604
Ashland, Inc.	1,600	128,656
CF Industries Holdings, Inc.	1,300	264,108
E.I. du Pont de Nemours & Co.	64,135	2,884,151
Huntsman Corp.	3,500	55,650
The Mosaic Co.	5,900	334,117
NewMarket Corp.	300	78,660

		4,195,428

Forest Products & Paper — 0.1%
International Paper Co.	8,700	346,608

Iron & Steel — 0.1%
Nucor Corp.	3,100	133,858
Reliance Steel & Aluminum Co.	1,800	111,780

		245,638

Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	18,500	632,700
Vulcan Materials Co.	32,034	1,667,370

		2,300,070

Real Estate Investment Trusts (REITS) — 0.8%
Weyerhaeuser Co.	82,092	2,283,799

		9,371,543

Communications — 12.4%
Advertising — 0.8%
The Interpublic Group of Companies, Inc.	8,500	93,670
Omnicom Group, Inc.	44,771	2,236,759

		2,330,429

Internet — 2.3%
AOL, Inc. (a)	36,830	1,090,536
eBay, Inc. (a)	32,568	1,661,619
Google, Inc. Class A (a)	1,812	1,285,379
Liberty Interactive Corp. Class A (a)	109,436	2,153,701
Symantec Corp. (a)	13,700	257,697
Yahoo!, Inc. (a)	23,400	465,660

		6,914,592

Media — 3.9%
CBS Corp. Class B	50,787	1,932,445
Comcast Corp. Class A	79,695	2,978,999
DIRECTV (a)	34,349	1,722,946
Gannett Co., Inc.	4,600	82,846
Time Warner, Inc.	36,500	1,745,795
Viacom, Inc. Class B	60,321	3,181,330

		11,644,361

	Number of Shares	Value
Telecommunications — 5.4%
AT&T, Inc.	165,310	$5,572,600
CenturyLink, Inc.	42,376	1,657,749
Cisco Systems, Inc.	190,095	3,735,367
Harris Corp.	2,300	112,608
Juniper Networks, Inc. (a)	8,900	175,063
MetroPCS Communications, Inc. (a)	6,900	68,586
Motorola Solutions, Inc.	45,081	2,510,110
Vodafone Group PLC Sponsored ADR (United Kingdom)	81,221	2,045,957

		15,878,040

		36,767,422

Consumer, Cyclical — 6.8%
Airlines — 0.1%
Alaska Air Group, Inc. (a)	1,200	51,708
Delta Air Lines, Inc. (a)	14,800	175,676
Southwest Airlines Co.	14,600	149,504

		376,888

Auto Manufacturers — 1.3%
Ford Motor Co.	64,800	839,160
General Motors Co. (a)	93,305	2,689,983
Paccar, Inc.	6,900	311,949

		3,841,092

Automotive & Parts — 0.5%
The Goodyear Tire & Rubber Co. (a)	80,686	1,114,274
Lear Corp.	2,000	93,680
TRW Automotive Holdings Corp. (a)	2,500	134,025
WABCO Holdings, Inc. (a)	1,400	91,266

		1,433,245

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,600	124,712

Leisure Time — 0.2%
Carnival Corp.	11,700	430,209
Royal Caribbean Cruises Ltd.	4,300	146,200

		576,409

Lodging — 0.1%
Hyatt Hotels Corp. Class A (a)	3,500	134,995

Retail — 4.5%
AutoZone, Inc. (a)	600	212,658
CVS Caremark Corp.	42,568	2,058,163
Darden Restaurants, Inc.	3,500	157,745
Dillard’s, Inc. Class A	700	58,639
Foot Locker, Inc.	2,700	86,724
GameStop Corp. Class A	2,100	52,689
Kohl’s Corp.	6,000	257,880
Lowe’s Cos., Inc.	66,860	2,374,867
Macy’s, Inc.	20,100	784,302
Signet Jewelers Ltd.	1,800	96,120

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Target Corp.	45,326	$2,681,939
Wal-Mart Stores, Inc.	63,700	4,346,251

		13,167,977

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,600	93,340
Mattel, Inc.	7,300	267,326

		360,666

		20,015,984

Consumer, Non-cyclical — 18.0%
Agriculture — 0.5%
Altria Group, Inc.	35,100	1,102,842
Bunge Ltd.	2,900	210,801
Lorillard, Inc.	2,600	303,342

		1,616,985

Beverages — 1.7%
Coca-Cola Enterprises, Inc.	67,771	2,150,374
Constellation Brands, Inc. Class A (a)	5,300	187,567
Dr. Pepper Snapple Group, Inc.	4,400	194,392
Molson Coors Brewing Co. Class B	3,200	136,928
PepsiCo, Inc.	36,367	2,488,594

		5,157,855

Biotechnology — 0.6%
Amgen, Inc.	18,900	1,631,448

Commercial Services — 0.4%
H&R Block, Inc.	6,000	111,420
Manpower, Inc.	1,400	59,416
McKesson Corp.	10,600	1,027,776

		1,198,612

Cosmetics & Personal Care — 0.7%
The Procter & Gamble Co.	32,477	2,204,863

Foods — 1.5%
Campbell Soup Co.	6,100	212,829
ConAgra Foods, Inc.	8,100	238,950
General Mills, Inc.	11,200	452,592
Ingredion, Inc.	2,300	148,189
The J.M. Smucker Co.	3,000	258,720
The Kroger Co.	12,600	327,852
Smithfield Foods, Inc. (a)	2,600	56,082
Sysco Corp.	11,600	367,256
Tyson Foods, Inc. Class A	5,000	97,000
Unilever NV NY Shares	55,640	2,131,012

		4,290,482

Health Care – Products — 2.7%
Baxter International, Inc.	35,321	2,354,498
Becton, Dickinson & Co.	4,800	375,312
Boston Scientific Corp. (a)	30,800	176,484
C.R. Bard, Inc.	1,500	146,610
CareFusion Corp. (a)	4,300	122,894
Covidien PLC	46,500	2,684,910

	Number of Shares	Value
Medtronic, Inc.	20,100	$824,502
St. Jude Medical, Inc.	6,500	234,910
Stryker Corp.	7,500	411,150
Zimmer Holdings, Inc.	8,200	546,612

		7,877,882

Health Care – Services — 2.5%
Aetna, Inc.	10,700	495,410
HCA Holdings, Inc.	56,157	1,694,257
Laboratory Corporation of America Holdings (a)	3,100	268,522
Quest Diagnostics, Inc.	3,400	198,118
UnitedHealth Group, Inc.	79,650	4,320,216
Universal Health Services, Inc. Class B	1,800	87,030
WellPoint, Inc.	6,400	389,888

		7,453,441

Household Products — 0.0%
Jarden Corp.	1,200	62,040
Tupperware Brands Corp.	1,100	70,510

		132,550

Pharmaceuticals — 7.4%
AmerisourceBergen Corp.	5,000	215,900
Bristol-Myers Squibb Co.	60,018	1,955,987
Cardinal Health, Inc.	6,700	275,906
Eli Lilly & Co.	22,900	1,129,428
Forest Laboratories, Inc. (a)	62,615	2,211,562
Merck & Co., Inc.	142,239	5,823,265
Mylan, Inc. (a)	8,000	219,840
Omnicare, Inc.	2,200	79,420
Pfizer, Inc.	282,529	7,085,827
Sanofi ADR (France)	57,651	2,731,504
United Therapeutics Corp. (a)	1,100	58,762
Warner Chilcott PLC Class A	5,000	60,200

		21,847,601

		53,411,719

Energy — 13.0%
Coal — 0.3%
CONSOL Energy, Inc.	27,180	872,478

Oil & Gas — 11.3%
Chevron Corp.	82,675	8,940,474
ConocoPhillips	39,100	2,267,409
EOG Resources, Inc.	15,478	1,869,587
Exxon Mobil Corp.	142,874	12,365,745
Helmerich & Payne, Inc.	1,800	100,818
Hess Corp.	50,414	2,669,925
Marathon Oil Corp.	14,100	432,306
Murphy Oil Corp.	3,800	226,290
Noble Energy, Inc.	27,209	2,768,244
Rowan Cos. PLC Class A (a)	2,400	75,048
SM Energy Co.	23,222	1,212,421

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tesoro Corp.	2,600	$114,530
Valero Energy Corp.	11,200	382,144

		33,424,941

Oil & Gas Services — 1.4%
National Oilwell Varco, Inc.	3,900	266,565
RPC, Inc.	3,300	40,392
Schlumberger Ltd.	31,020	2,149,376
Transocean Ltd.	38,715	1,728,625

		4,184,958

		38,482,377

Financial — 21.8%
Banks — 7.7%
Bank of America Corp.	168,080	1,949,728
Bank of New York Mellon Corp.	23,100	593,670
BB&T Corp.	14,800	430,828
BOK Financial Corp.	1,400	76,244
Comerica, Inc.	3,700	112,258
Commerce Bancshares, Inc.	2,100	73,626
Cullen/Frost Bankers, Inc.	1,300	70,551
East West Bancorp, Inc.	2,900	62,321
Fifth Third Bancorp	170,823	2,594,801
Huntington Bancshares, Inc.	16,900	107,991
KeyCorp	18,400	154,928
Northern Trust Corp.	4,700	235,752
PNC Financial Services Group, Inc.	52,169	3,041,975
State Street Corp.	66,434	3,123,062
SunTrust Banks, Inc.	10,300	292,005
U.S. Bancorp	92,446	2,952,725
Wells Fargo & Co.	203,109	6,942,266
Zions Bancorp	3,600	77,040

		22,891,771

Diversified Financial — 8.8%
American Express Co.	25,600	1,471,488
Ameriprise Financial, Inc.	45,331	2,839,081
BlackRock, Inc.	3,500	723,485
CIT Group, Inc. (a)	4,300	166,152
Citigroup, Inc.	133,354	5,275,484
Discover Financial Services	72,917	2,810,950
Franklin Resources, Inc.	4,400	553,080
The Goldman Sachs Group, Inc.	9,500	1,211,820
Invesco Ltd.	8,800	229,592
JP Morgan Chase & Co.	203,478	8,946,928
Legg Mason, Inc.	54,649	1,405,572
The NASDAQ OMX Group, Inc.	3,900	97,539
SLM Corp.	9,300	159,309
TD Ameritrade Holding Corp.	10,600	178,186

		26,068,666

Insurance — 5.2%
ACE Ltd.	7,100	566,580
Aflac, Inc.	9,300	494,016
The Allstate Corp.	9,500	381,615

	Number of Shares	Value
American Financial Group, Inc.	5,400	$213,408
American International Group, Inc. (a)	32,100	1,133,130
Axis Capital Holdings Ltd.	2,600	90,064
The Chubb Corp.	16,100	1,212,652
Cincinnati Financial Corp.	3,300	129,228
Everest Re Group Ltd.	1,300	142,935
The Hartford Financial Services Group, Inc.	8,600	192,984
HCC Insurance Holdings, Inc.	3,500	130,235
Lincoln National Corp.	5,400	139,860
Loews Corp.	23,200	945,400
Markel Corp. (a)	500	216,710
MetLife, Inc.	72,114	2,375,435
PartnerRe Ltd.	1,300	104,637
Principal Financial Group, Inc.	6,800	193,936
Prudential Financial, Inc.	9,200	490,636
Reinsurance Group of America, Inc. Class A	2,100	112,392
RenaissanceRe Holdings Ltd.	3,100	251,906
Torchmark Corp.	6,100	315,187
The Travelers Cos., Inc.	47,474	3,409,583
Unum Group	97,959	2,039,506
W.R. Berkley Corp.	4,500	169,830
XL Group PLC	5,200	130,312

		15,582,177

Savings & Loans — 0.1%
New York Community Bancorp, Inc.	8,700	113,970
People’s United Financial, Inc.	6,900	83,421

		197,391

		64,740,005

Industrial — 12.3%
Aerospace & Defense — 2.4%
General Dynamics Corp.	9,800	678,846
L-3 Communications Holdings, Inc.	2,100	160,902
Lockheed Martin Corp.	6,900	636,801
Northrop Grumman Corp.	42,798	2,892,289
Raytheon Co.	7,100	408,676
Rockwell Collins, Inc.	2,900	168,693
United Technologies Corp.	24,900	2,042,049

		6,988,256

Building Materials — 0.0%
Owens Corning, Inc. (a)	2,600	96,174

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	14,500	767,920
Energizer Holdings, Inc.	1,400	111,972
Molex, Inc.	3,400	92,922

		972,814

Electronics — 0.2%
Agilent Technologies, Inc.	6,800	278,392
Arrow Electronics, Inc. (a)	1,900	72,352

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Avnet, Inc. (a)	5,300	$162,233
Garmin Ltd.	3,800	155,116

		668,093

Engineering & Construction — 0.0%
URS Corp.	1,600	62,816

Environmental Controls — 0.1%
Republic Services, Inc.	7,200	211,176

Forest Products & Paper — 0.0%
Rock-Tenn Co. Class A	1,500	104,865

Hand & Machine Tools — 0.7%
Lincoln Electric Holdings, Inc.	1,700	82,756
Snap-on, Inc.	1,200	94,788
Stanley Black & Decker, Inc.	26,706	1,975,443

		2,152,987

Health Care – Services — 0.2%
Thermo Fisher Scientific, Inc.	7,200	459,216

Machinery – Construction & Mining — 0.1%
Ingersoll-Rand PLC	5,400	258,984

Machinery – Diversified — 0.5%
AGCO Corp. (a)	1,700	83,504
Cummins, Inc.	3,800	411,730
Deere & Co.	8,100	700,002
Rockwell Automation, Inc.	2,700	226,773

		1,422,009

Manufacturing — 6.4%
3M Co.	14,200	1,318,470
Dover Corp.	36,080	2,370,817
Eaton Corp. PLC	38,788	2,102,309
General Electric Co.	420,191	8,819,809
Honeywell International, Inc.	49,440	3,137,957
Illinois Tool Works, Inc.	9,200	559,452
Parker Hannifin Corp.	3,400	289,204
Tyco International Ltd.	9,300	272,025

		18,870,043

Packaging & Containers — 0.2%
Ball Corp.	7,300	326,675
Bemis Co., Inc.	1,900	63,574
Crown Holdings, Inc. (a)	3,600	132,516
Sonoco Products Co.	2,400	71,352

		594,117

Transportation — 1.2%
CSX Corp.	20,200	398,546
FedEx Corp.	6,100	559,492
Norfolk Southern Corp.	39,345	2,433,095
United Continental Holdings, Inc. (a)	6,400	149,632

		3,540,765

		36,402,315

	Number of Shares	Value
Technology — 7.2%
Computers — 2.0%
Apple, Inc.	2,238	$1,192,921
International Business Machines Corp.	24,100	4,616,355

		5,809,276

Semiconductors — 1.3%
Applied Materials, Inc.	127,544	1,459,103
Cree, Inc. (a)	2,300	78,154
KLA-Tencor Corp.	3,500	167,160
Texas Instruments, Inc.	66,022	2,042,721

		3,747,138

Software — 3.9%
The Dun & Bradstreet Corp.	1,100	86,515
Fidelity National Information Services, Inc.	5,900	205,379
Microsoft Corp.	222,354	5,943,522
Oracle Corp.	162,642	5,419,232

		11,654,648

		21,211,062

Utilities — 4.1%
Electric — 3.9%
Alliant Energy Corp.	2,600	114,166
Ameren Corp.	4,800	147,456
American Electric Power Co., Inc.	9,600	409,728
Calpine Corp. (a)	93,022	1,686,489
Consolidated Edison, Inc.	5,700	316,578
Edison International	64,035	2,893,742
Entergy Corp.	3,300	210,375
FirstEnergy Corp.	56,398	2,355,180
Integrys Energy Group, Inc.	1,700	88,774
MDU Resources Group, Inc.	3,700	78,588
NextEra Energy, Inc.	7,300	505,087
NRG Energy, Inc.	58,980	1,355,950
NV Energy, Inc.	8,500	154,190
OGE Energy Corp.	1,100	61,941
Pepco Holdings, Inc.	4,300	84,323
Pinnacle West Capital Corp.	2,100	107,058
PPL Corp.	10,200	292,026
Public Service Enterprise Group, Inc.	10,000	306,000
TECO Energy, Inc.	5,200	87,152
Wisconsin Energy Corp.	4,000	147,400
Xcel Energy, Inc.	8,500	227,035

		11,629,238

Gas — 0.2%
Atmos Energy Corp.	2,500	87,800
Energen Corp.	2,000	90,180
Sempra Energy	4,500	319,230

		497,210

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.0%
American Water Works Co., Inc.	3,500	$129,955

		12,256,403

TOTAL COMMON STOCK (Cost $246,068,859)		292,658,830

TOTAL EQUITIES (Cost $246,068,859)		292,658,830

MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
iShares Russell 1000 Value Index Fund	36,382	2,649,337

TOTAL MUTUAL FUNDS (Cost $2,610,401)		2,649,337

TOTAL LONG-TERM INVESTMENTS (Cost $248,679,260)		295,308,167

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$2,467,822	2,467,822

TOTAL SHORT-TERM INVESTMENTS (Cost $2,467,822)		2,467,822

TOTAL INVESTMENTS — 100.5% (Cost $251,147,082) (c)		297,775,989

Other Assets/(Liabilities) — (0.5)%		(1,578,326)

NET ASSETS — 100.0%		$296,197,663

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,467,823. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $2,520,808.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 100.2%

COMMON STOCK — 100.2%
Basic Materials — 5.4%
Chemicals — 3.1%
The Dow Chemical Co.	404,900	$13,086,369
E.I. du Pont de Nemours & Co.	231,100	10,392,567
The Mosaic Co.	290,700	16,462,341

		39,941,277

Forest Products & Paper — 1.0%
International Paper Co.	321,100	12,792,624

Iron & Steel — 1.3%
Nucor Corp.	187,000	8,074,660
Steel Dynamics, Inc.	676,600	9,289,718

		17,364,378

		70,098,279

Communications — 8.7%
Media — 3.7%
CBS Corp. Class B	221,400	8,424,270
Comcast Corp. Class A	737,350	27,562,143
Thomson Reuters Corp.	427,900	12,434,774

		48,421,187

Telecommunications — 5.0%
AT&T, Inc.	889,256	29,976,819
Cisco Systems, Inc.	1,745,200	34,293,180

		64,269,999

		112,691,186

Consumer, Cyclical — 9.8%
Auto Manufacturers — 1.1%
General Motors Co. (a)	187,800	5,414,274
Paccar, Inc.	203,600	9,204,756

		14,619,030

Automotive & Parts — 0.6%
The Goodyear Tire & Rubber Co. (a)	513,600	7,092,816

Housewares — 0.9%
Newell Rubbermaid, Inc.	529,900	11,800,873

Retail — 6.6%
AutoZone, Inc. (a)	36,800	13,043,024
CVS Caremark Corp.	379,600	18,353,660
The Home Depot, Inc.	226,900	14,033,765
Kohl’s Corp.	291,400	12,524,372
Lowe’s Cos., Inc.	461,600	16,396,032
Nordstrom, Inc.	217,200	11,620,200

		85,971,053

Toys, Games & Hobbies — 0.6%
Mattel, Inc.	203,200	7,441,184

		126,924,956

	Number of Shares	Value
Consumer, Non-cyclical — 17.6%
Agriculture — 1.4%
Philip Morris International, Inc.	224,400	$18,768,816

Beverages — 2.1%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	157,930	13,804,662
PepsiCo, Inc.	195,500	13,378,065

		27,182,727

Biotechnology — 1.1%
Amgen, Inc.	168,500	14,544,920

Foods — 1.2%
General Mills, Inc.	247,800	10,013,598
Kraft Foods Group, Inc.	120,266	5,468,495

		15,482,093

Health Care – Products — 3.6%
Baxter International, Inc.	243,000	16,198,380
Covidien PLC	290,700	16,785,018
Johnson & Johnson	189,000	13,248,900

		46,232,298

Health Care – Services — 1.8%
HCA Holdings, Inc.	173,860	5,245,356
UnitedHealth Group, Inc.	332,500	18,034,800

		23,280,156

Pharmaceuticals — 6.4%
Merck & Co., Inc.	694,500	28,432,830
Pfizer, Inc.	1,008,000	25,280,640
Roche Holding AG	86,220	17,565,161
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	298,500	11,145,990

		82,424,621

		227,915,631

Energy — 13.0%
Oil & Gas — 11.7%
Anadarko Petroleum Corp.	173,600	12,900,216
Chevron Corp.	411,900	44,542,866
EOG Resources, Inc.	55,200	6,667,608
Exxon Mobil Corp.	351,100	30,387,705
Marathon Oil Corp.	315,900	9,685,494
Noble Corp.	197,500	6,876,950
Occidental Petroleum Corp.	262,000	20,071,820
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	163,500	11,590,515
Southwestern Energy Co. (a)	294,000	9,822,540

		152,545,714

Oil & Gas Services — 1.3%
Halliburton Co.	482,000	16,720,580

		169,266,294

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 25.6%
Banks — 6.8%
BB&T Corp.	534,700	$15,565,117
PNC Financial Services Group, Inc.	463,000	26,997,530
Wells Fargo & Co.	1,338,900	45,763,602

		88,326,249

Diversified Financial — 10.3%
Ameriprise Financial, Inc.	180,800	11,323,504
BlackRock, Inc.	92,700	19,162,017
Citigroup, Inc.	567,600	22,454,256
Credit Suisse Group Sponsored ADR (Switzerland)	272,100	6,682,776
The Goldman Sachs Group, Inc.	141,100	17,998,716
IntercontinentalExchange, Inc. (a)	52,100	6,450,501
JP Morgan Chase & Co.	1,121,036	49,291,953

		133,363,723

Insurance — 8.5%
ACE Ltd.	360,000	28,728,000
American International Group, Inc. (a)	426,100	15,041,330
The Chubb Corp.	168,300	12,676,356
Marsh & McLennan Cos., Inc.	624,200	21,516,174
Principal Financial Group, Inc.	353,048	10,068,929
Swiss Re AG (a)	163,818	11,956,135
Unum Group	540,300	11,249,046

		111,235,970

		332,925,942

Industrial — 10.8%
Aerospace & Defense — 2.4%
The Boeing Co.	190,900	14,386,224
Spirit AeroSystems Holdings, Inc. Class A (a)	203,800	3,458,486
United Technologies Corp.	166,200	13,630,062

		31,474,772

Hand & Machine Tools — 1.2%
Stanley Black & Decker, Inc.	216,700	16,029,299

Machinery – Construction & Mining — 1.0%
Ingersoll-Rand PLC	265,500	12,733,380

Manufacturing — 6.2%
3M Co.	144,100	13,379,685
Eaton Corp. PLC	332,900	18,043,180
General Electric Co.	1,232,000	25,859,680
Illinois Tool Works, Inc.	239,000	14,533,590
Tyco International Ltd.	271,800	7,950,150

		79,766,285

		140,003,736

	Number of Shares	Value
Technology — 6.2%
Computers — 0.7%
Hewlett-Packard Co.	283,700	$4,042,725
NetApp, Inc. (a)	143,000	4,797,650

		8,840,375

Semiconductors — 4.3%
Analog Devices, Inc.	336,800	14,165,808
Intel Corp.	820,700	16,931,041
Maxim Integrated Products, Inc.	348,900	10,257,660
Xilinx, Inc.	407,400	14,625,660

		55,980,169

Software — 1.2%
Microsoft Corp.	606,700	16,217,091

		81,037,635

Utilities — 3.1%
Electric — 3.1%
Edison International	255,200	11,532,488
Entergy Corp.	155,200	9,894,000
NextEra Energy, Inc.	100,000	6,919,000
Northeast Utilities	308,800	12,067,904

		40,413,392

TOTAL COMMON STOCK (Cost $1,075,441,456)		1,301,277,051

TOTAL EQUITIES (Cost $1,075,441,456)		1,301,277,051

TOTAL LONG-TERM INVESTMENTS (Cost $1,075,441,456)		1,301,277,051

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$9,373,987	9,373,987

TOTAL SHORT-TERM INVESTMENTS (Cost $9,373,987)		9,373,987

TOTAL INVESTMENTS — 100.9% (Cost $1,084,815,443) (c)		1,310,651,038

Other Assets/(Liabilities) — (0.9)%		(11,963,851)

NET ASSETS — 100.0%		$1,298,687,187

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $9,373,992. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $9,562,525.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 100.2%

COMMON STOCK — 100.1%
Basic Materials — 4.4%
Chemicals — 1.9%
BASF SE Sponsored ADR (Germany)	28,300	$2,688,500
The Dow Chemical Co.	30,748	993,775
Eastman Chemical Co.	19,515	1,327,996
The Mosaic Co.	38,165	2,161,284
Olin Corp.	82,910	1,790,027

		8,961,582

Forest Products & Paper — 1.0%
Sino-Forest Corp. (a) (b)	422,320	-
Sino-Forest Corp. (Acquired 12/17/09, Cost $203,165) (a) (b) (c) (d)	12,800	-
MeadWestvaco Corp.	45,041	1,435,456
International Paper Co.	82,201	3,274,888

		4,710,344

Iron & Steel — 0.8%
Carpenter Technology Corp.	68,400	3,531,492

Mining — 0.7%
Alcoa, Inc.	219,300	1,903,524
Southern Copper Corp.	41,343	1,565,246

		3,468,770

		20,672,188

Communications — 7.9%
Advertising — 0.9%
Aimia, Inc.	266,500	3,997,500

Internet — 0.2%
AOL, Inc. (a)	36,032	1,066,908

Media — 1.2%
Gannett Co., Inc.	93,024	1,675,362
Time Warner, Inc.	50,182	2,400,205
Vivendi SA	63,458	1,429,053

		5,504,620

Telecommunications — 5.6%
AT&T, Inc.	126,258	4,256,157
BCE, Inc.	49,185	2,112,004
BT Group PLC	201,960	761,287
CenturyLink, Inc.	110,646	4,328,472
Cisco Systems, Inc.	151,480	2,976,582
Telefonica SA Sponsored ADR (Spain) (e)	44,676	602,679
Telstra Corp. Ltd.	282,974	1,289,090
Verizon Communications, Inc.	110,264	4,771,123
Vodafone Group PLC Sponsored ADR (United Kingdom)	220,954	5,565,831

		26,663,225

		37,232,253

	Number of Shares	Value
Consumer, Cyclical — 7.7%
Auto Manufacturers — 0.5%
Ford Motor Co.	165,357	$2,141,373

Distribution & Wholesale — 0.3%
Genuine Parts Co.	24,684	1,569,409

Entertainment — 1.0%
Cinemark Holdings, Inc.	56,164	1,459,141
National CineMedia, Inc.	112,358	1,587,618
Regal Entertainment Group Class A (e)	134,709	1,879,191

		4,925,950

Home Builders — 0.4%
Lennar Corp.	65,420	1,997,927

Home Furnishing — 0.4%
Whirlpool Corp.	18,462	1,878,509

Leisure Time — 0.3%
Carnival Corp.	34,794	1,279,375

Lodging — 0.2%
Las Vegas Sands Corp.	20,089	927,308

Retail — 4.6%
The Buckle, Inc. (e)	10,300	459,792
Cash America International, Inc.	155,700	6,176,619
Costco Wholesale Corp.	10,600	1,046,962
GameStop Corp. Class A (e)	48,000	1,204,320
The Home Depot, Inc.	35,400	2,189,490
Limited Brands, Inc.	50,104	2,357,894
McDonald’s Corp.	39,842	3,514,463
Wal-Mart Stores, Inc.	71,600	4,885,268

		21,834,808

		36,554,659

Consumer, Non-cyclical — 25.8%
Agriculture — 3.8%
Altria Group, Inc.	75,103	2,359,736
Lorillard, Inc.	37,655	4,393,209
Philip Morris International, Inc.	134,080	11,214,451

		17,967,396

Beverages — 1.3%
The Coca-Cola Co.	101,475	3,678,469
Diageo PLC Sponsored ADR (United Kingdom)	4,407	513,768
PepsiCo, Inc.	28,489	1,949,502

		6,141,739

Biotechnology — 0.2%
Amgen, Inc.	11,940	1,030,661

Commercial Services — 3.0%
Deluxe Corp.	52,425	1,690,182
Donnelley (R.R.) & Sons Co. (e)	78,158	703,422
MasterCard, Inc. Class A	13,000	6,386,640

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Paychex, Inc.	20,146	$627,347
Western Union Co.	339,900	4,626,039

		14,033,630

Cosmetics & Personal Care — 0.7%
Avon Products, Inc.	47,037	675,452
The Procter & Gamble Co.	36,180	2,456,260

		3,131,712

Foods — 2.6%
B&G Foods, Inc.	90,398	2,559,167
ConAgra Foods, Inc.	99,808	2,944,336
The Hershey Co.	11,429	825,402
Kraft Foods Group, Inc.	17,309	787,040
Mondelez International, Inc. Class A	34,125	869,164
Sysco Corp.	25,107	794,888
Tyson Foods, Inc. Class A	112,100	2,174,740
Unilever NV NY Shares	31,006	1,187,530

		12,142,267

Health Care – Products — 1.0%
Johnson & Johnson	71,592	5,018,599

Household Products — 1.9%
Kimberly-Clark Corp.	23,945	2,021,676
Reckitt Benckiser Group PLC	17,645	1,105,349
Tupperware Brands Corp.	93,600	5,999,760

		9,126,785

Pharmaceuticals — 11.3%
Abbott Laboratories	30,485	1,996,767
AstraZeneca PLC Sponsored ADR (United Kingdom)	28,214	1,333,676
Bristol-Myers Squibb Co.	67,298	2,193,242
Eli Lilly & Co.	220,356	10,867,958
GlaxoSmithKline PLC ADR (United Kingdom)	24,234	1,053,452
Herbalife Ltd.	14,800	487,512
Merck & Co., Inc.	325,888	13,341,855
Novartis AG ADR (Switzerland)	18,972	1,200,928
Pfizer, Inc.	683,478	17,141,628
Roche Holding AG Sponsored ADR (Switzerland)	29,589	1,494,244
Warner Chilcott PLC Class A	59,256	713,442
Watson Pharmaceuticals, Inc. (a)	23,200	1,995,200

		53,819,904

		122,412,693

Energy — 12.0%
Oil & Gas — 9.9%
BP PLC Sponsored ADR (United Kingdom)	181,145	7,542,878
Chesapeake Energy Corp. (e)	98,100	1,630,422
Chevron Corp.	41,153	4,450,285
ConocoPhillips	37,200	2,157,228
Ensco PLC Class A	171,300	10,154,664

	Number of Shares	Value
Exxon Mobil Corp.	50,300	$4,353,465
Occidental Petroleum Corp.	39,661	3,038,429
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	158,967	10,960,775
Seadrill Ltd.	69,469	2,556,459

		46,844,605

Pipelines — 2.1%
Enbridge, Inc.	127,055	5,504,023
Spectra Energy Corp.	58,436	1,599,978
TransCanada Corp. (e)	28,502	1,348,715
The Williams Cos., Inc.	54,483	1,783,773

		10,236,489

		57,081,094

Financial — 16.5%
Banks — 4.6%
Bank of America Corp.	453,600	5,261,760
Bank of Montreal	37,247	2,283,241
M&T Bank Corp.	30,007	2,954,789
National Australia Bank Ltd.	24,679	645,425
The Toronto-Dominion Bank (e)	14,180	1,195,799
U.S. Bancorp	122,554	3,914,375
Wells Fargo & Co.	163,273	5,580,671

		21,836,060

Diversified Financial — 4.7%
BlackRock, Inc.	11,719	2,422,434
Citigroup, Inc.	153,279	6,063,717
JP Morgan Chase & Co.	290,514	12,773,901
NYSE Euronext	33,893	1,068,985

		22,329,037

Insurance — 6.8%
Aflac, Inc.	29,651	1,575,061
The Allstate Corp.	62,255	2,500,783
American International Group, Inc. (a)	168,100	5,933,930
CNO Financial Group, Inc.	1,207,200	11,263,176
Kemper Corp.	24,050	709,475
Marsh & McLennan Cos., Inc.	26,330	907,595
MetLife, Inc.	15,769	519,431
MetLife, Inc.	12,393	551,117
PartnerRe Ltd.	8,650	696,238
XL Group PLC	304,993	7,643,125

		32,299,931

Investment Companies — 0.3%
New Mountain Finance Corp.	79,984	1,191,762

Real Estate Investment Trusts (REITS) — 0.1%
OMEGA Healthcare Investors, Inc.	28,900	689,265

		78,346,055

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 9.5%
Aerospace & Defense — 1.4%
Lockheed Martin Corp.	28,090	$2,592,426
Northrop Grumman Corp.	59,200	4,000,736

		6,593,162

Electrical Components & Equipment — 0.2%
Hubbell, Inc. Class B	11,603	981,962

Electronics — 0.4%
TE Connectivity Ltd.	55,200	2,049,024

Engineering & Construction — 0.9%
Fluor Corp.	36,500	2,144,010
KBR, Inc.	68,100	2,037,552

		4,181,562

Environmental Controls — 0.4%
Waste Management, Inc.	51,977	1,753,704

Machinery – Diversified — 0.5%
Flowserve Corp.	15,200	2,231,360

Manufacturing — 4.1%
Eaton Corp. PLC	70,174	3,803,431
General Electric Co.	365,190	7,665,338
Harsco Corp.	50,315	1,182,402
Honeywell International, Inc.	36,180	2,296,345
Illinois Tool Works, Inc.	25,001	1,520,311
Leggett & Platt, Inc.	88,561	2,410,630
Siemens AG Sponsored ADR (Germany)	7,645	836,898

		19,715,355

Packaging & Containers — 0.8%
Packaging Corporation of America	96,622	3,717,048

Transportation — 0.7%
FedEx Corp.	28,900	2,650,708
Ship Finance International Ltd. (e)	36,553	607,877

		3,258,585

Trucking & Leasing — 0.1%
Fly Leasing Ltd. ADR (Bermuda)	59,703	735,541

		45,217,303

Technology — 8.8%
Computers — 1.4%
Dell, Inc.	87,000	881,310
Hewlett-Packard Co.	393,500	5,607,375

		6,488,685

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. (e)	86,147	916,604

Semiconductors — 2.2%
Analog Devices, Inc.	41,243	1,734,681
Intel Corp.	112,773	2,326,507
Maxim Integrated Products, Inc.	84,280	2,477,832
Microchip Technology, Inc.	92,245	3,006,264

	Number of Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	54,143	$929,094

		10,474,378

Software — 5.0%
CA, Inc.	444,200	9,763,516
Microsoft Corp.	454,560	12,150,389
Oracle Corp.	61,200	2,039,184

		23,953,089

		41,832,756

Utilities — 7.5%
Electric — 6.6%
Ameren Corp.	40,760	1,252,147
American Electric Power Co., Inc.	76,591	3,268,904
Consolidated Edison, Inc.	20,675	1,148,289
Dominion Resources, Inc.	30,325	1,570,835
Duke Energy Corp.	28,826	1,839,099
Entergy Corp.	63,500	4,048,125
Exelon Corp.	228,100	6,783,694
National Grid PLC	80,818	925,724
NextEra Energy, Inc.	46,300	3,203,497
Pepco Holdings, Inc.	58,965	1,156,304
PG&E Corp.	38,711	1,555,408
PPL Corp.	50,105	1,434,506
Public Service Enterprise Group, Inc.	28,691	877,945
SCANA Corp.	14,240	649,914
TECO Energy, Inc.	66,952	1,122,115
UIL Holdings Corp.	9,490	339,837

		31,176,343

Gas — 0.3%
Sempra Energy	21,623	1,533,935

Pipelines — 0.6%
Kinder Morgan, Inc.	73,690	2,603,468

		35,313,746

TOTAL COMMON STOCK (Cost $476,670,570)		474,662,747

PREFERRED STOCK — 0.1%
Consumer, Cyclical — 0.1%
Auto Manufacturers — 0.1%
General Motors Co. 4.750% (e)	8,123	358,468

TOTAL PREFERRED STOCK (Cost $312,004)		358,468

TOTAL EQUITIES (Cost $476,982,574)		475,021,215

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
STRUCTURED NOTES — 0.3%
Financial — 0.3%
Banks — 0.3%
Deutsche Bank AG/Equity Linked Note (a) (c)	35,200	$1,358,579

TOTAL STRUCTURED NOTES (Cost $1,282,688)		1,358,579

MUTUAL FUNDS — 2.2%
Diversified Financial — 2.2%
State Street Navigator Securities Lending Prime Portfolio (f)	10,432,633	10,432,633

TOTAL MUTUAL FUNDS (Cost $10,432,633)		10,432,633

TOTAL LONG-TERM INVESTMENTS (Cost $488,697,895)		486,812,427

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (g)	$4,226,118	4,226,118

TOTAL SHORT-TERM INVESTMENTS (Cost $4,226,118)		4,226,118

TOTAL INVESTMENTS — 103.6% (Cost $492,924,013) (h)		491,038,545

Other Assets/(Liabilities) — (3.6)%		(16,908,179)

NET ASSETS — 100.0%		$474,130,366

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $1,358,579 or 0.29% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $0 or 0.00% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $10,171,127. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(f)	Represents investment of security lending collateral. (Note 2).
(g)	Maturity value of $4,226,121. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $4,313,708.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 3.6%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	39,234	$3,296,441
Airgas, Inc.	12,947	1,181,931
CF Industries Holdings, Inc.	11,674	2,371,690
The Dow Chemical Co.	220,683	7,132,474
E.I. du Pont de Nemours & Co.	173,155	7,786,780
Eastman Chemical Co.	28,453	1,936,227
Ecolab, Inc.	49,028	3,525,113
FMC Corp.	25,519	1,493,372
International Flavors & Fragrances, Inc.	15,118	1,005,952
LyondellBasell Industries NV Class A	70,636	4,032,609
Monsanto Co.	98,801	9,351,515
The Mosaic Co.	51,511	2,917,068
PPG Industries, Inc.	28,302	3,830,676
Praxair, Inc.	54,690	5,985,820
The Sherwin-Williams Co.	15,878	2,442,354
Sigma-Aldrich Corp.	21,703	1,596,907

		59,886,929

Forest Products & Paper — 0.2%
International Paper Co.	81,561	3,249,390
MeadWestvaco Corp.	32,425	1,033,385

		4,282,775

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	20,712	628,816
Cliffs Natural Resources, Inc.	27,014	1,041,660
Nucor Corp.	58,977	2,546,627
United States Steel Corp.	27,723	661,748

		4,878,851

Mining — 0.5%
Alcoa, Inc.	200,917	1,743,960
Freeport-McMoRan Copper & Gold, Inc.	176,290	6,029,118
Newmont Mining Corp.	92,246	4,283,904
Titanium Metals Corp.	13,316	219,847
Vulcan Materials Co.	23,670	1,232,023

		13,508,852

Real Estate Investment Trusts (REITS) — 0.2%
Plum Creek Timber Co., Inc.	29,833	1,323,690
Weyerhaeuser Co.	100,331	2,791,209

		4,114,899

		86,672,306

	Number of Shares	Value
Communications — 12.0%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	76,486	$842,876
Omnicom Group, Inc.	49,346	2,465,326

		3,308,202

Internet — 3.4%
Akamai Technologies, Inc. (a)	33,010	1,350,439
Amazon.com, Inc. (a)	67,027	16,833,161
eBay, Inc. (a)	215,415	10,990,473
Expedia, Inc.	17,447	1,072,118
F5 Networks, Inc. (a)	14,581	1,416,544
Google, Inc. Class A (a)	49,237	34,927,251
Netflix, Inc. (a)	9,916	920,006
Priceline.com, Inc. (a)	9,276	5,762,251
Symantec Corp. (a)	127,802	2,403,956
TripAdvisor, Inc. (a)	20,431	857,285
VeriSign, Inc. (a)	29,311	1,137,853
Yahoo!, Inc. (a)	194,140	3,863,386

		81,534,723

Media — 3.4%
Cablevision Systems Corp. Class A	40,906	611,136
CBS Corp. Class B	108,764	4,138,470
Comcast Corp. Class A	492,120	18,395,446
DIRECTV (a)	111,558	5,595,749
Discovery Communications, Inc. Series A (a)	44,120	2,800,738
Gannett Co., Inc.	43,135	776,861
The McGraw-Hill Cos., Inc.	51,812	2,832,562
News Corp. Class A	371,949	9,499,578
Scripps Networks Interactive Class A	16,101	932,570
Time Warner Cable, Inc.	55,515	5,395,503
Time Warner, Inc.	175,087	8,374,411
Viacom, Inc. Class B	84,791	4,471,877
The Walt Disney Co.	328,091	16,335,651
The Washington Post Co. Class B	783	285,959

		80,446,511

Telecommunications — 5.1%
AT&T, Inc.	1,050,727	35,420,007
CenturyLink, Inc.	115,960	4,536,355
Cisco Systems, Inc.	982,176	19,299,758
Corning, Inc.	272,815	3,442,925
Crown Castle International Corp. (a)	54,355	3,922,257
Frontier Communications Corp.	182,200	779,816
Harris Corp.	20,720	1,014,451
JDS Uniphase Corp. (a)	43,172	584,549
Juniper Networks, Inc. (a)	94,841	1,865,523
MetroPCS Communications, Inc. (a)	58,826	584,731
Motorola Solutions, Inc.	51,809	2,884,725
QUALCOMM, Inc.	315,267	19,552,859

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sprint Nextel Corp. (a)	561,441	$3,183,371
Verizon Communications, Inc.	527,819	22,838,728
Windstream Corp.	109,421	906,006

		120,816,061

		286,105,497

Consumer, Cyclical — 9.0%
Airlines — 0.1%
Southwest Airlines Co.	137,420	1,407,181

Apparel — 0.5%
Nike, Inc. Class B	134,962	6,964,039
Ralph Lauren Corp.	11,217	1,681,653
VF Corp.	16,382	2,473,190

		11,118,882

Auto Manufacturers — 0.5%
Ford Motor Co.	704,970	9,129,361
Paccar, Inc.	64,690	2,924,635

		12,053,996

Automotive & Parts — 0.4%
BorgWarner, Inc. (a)	21,322	1,527,082
Delphi Automotive PLC (a)	53,912	2,062,134
The Goodyear Tire & Rubber Co. (a)	45,639	630,274
Johnson Controls, Inc.	127,338	3,909,277

		8,128,767

Distribution & Wholesale — 0.3%
Fastenal Co.	50,178	2,342,811
Fossil, Inc. (a)	10,192	948,875
Genuine Parts Co.	29,204	1,856,790
W.W. Grainger, Inc.	11,156	2,257,640

		7,406,116

Entertainment — 0.0%
International Game Technology	49,718	704,504

Home Builders — 0.1%
D.R. Horton, Inc.	52,270	1,033,901
Lennar Corp. Class A	29,882	1,155,537
PulteGroup, Inc. (a)	61,456	1,116,041

		3,305,479

Home Furnishing — 0.1%
Harman International Industries, Inc.	12,215	545,278
Whirlpool Corp.	14,526	1,478,020

		2,023,298

Housewares — 0.1%
Newell Rubbermaid, Inc.	52,440	1,167,839

Leisure Time — 0.2%
Carnival Corp.	81,094	2,981,826
Harley-Davidson, Inc.	42,008	2,051,671

		5,033,497

	Number of Shares	Value
Lodging — 0.3%
Marriott International, Inc. Class A	44,730	$1,667,087
Starwood Hotels & Resorts Worldwide, Inc.	36,527	2,095,189
Wyndham Worldwide Corp.	26,566	1,413,577
Wynn Resorts Ltd.	14,981	1,685,212

		6,861,065

Retail — 6.3%
Abercrombie & Fitch Co. Class A	14,650	702,761
AutoNation, Inc. (a)	7,110	282,267
AutoZone, Inc. (a)	6,761	2,396,301
Bed Bath & Beyond, Inc. (a)	42,097	2,353,643
Best Buy Co., Inc.	48,002	568,824
Big Lots, Inc. (a)	9,971	283,775
CarMax, Inc. (a)	43,092	1,617,674
Chipotle Mexican Grill, Inc. (a)	5,899	1,754,717
Coach, Inc.	53,097	2,947,414
Costco Wholesale Corp.	79,644	7,866,438
CVS Caremark Corp.	230,641	11,151,492
Darden Restaurants, Inc.	24,265	1,093,624
Dollar General Corp. (a)	47,757	2,105,606
Dollar Tree, Inc. (a)	41,399	1,679,143
Family Dollar Stores, Inc.	18,043	1,144,107
GameStop Corp. Class A	23,754	595,988
The Gap, Inc.	55,563	1,724,676
The Home Depot, Inc.	276,813	17,120,884
J.C. Penney Co., Inc.	26,121	514,845
Kohl’s Corp.	38,385	1,649,787
Limited Brands, Inc.	44,640	2,100,758
Lowe’s Cos., Inc.	207,366	7,365,640
Macy’s, Inc.	72,737	2,838,198
McDonald’s Corp.	185,679	16,378,745
Nordstrom, Inc.	28,697	1,535,289
O’Reilly Automotive, Inc. (a)	21,038	1,881,218
PetSmart, Inc.	20,145	1,376,709
Ross Stores, Inc.	41,336	2,238,344
Staples, Inc.	121,821	1,388,759
Starbucks Corp.	137,353	7,364,868
Target Corp.	120,630	7,137,677
Tiffany & Co.	22,144	1,269,737
The TJX Cos., Inc.	135,042	5,732,533
Urban Outfitters, Inc. (a)	19,967	785,901
Wal-Mart Stores, Inc.	309,538	21,119,778
Walgreen Co.	157,964	5,846,248
Yum! Brands, Inc.	83,285	5,530,124

		151,444,492

Textiles — 0.0%
Cintas Corp.	19,914	814,483

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	22,162	795,616

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mattel, Inc.	63,641	$2,330,533

		3,126,149

		214,595,748

Consumer, Non-cyclical — 21.7%
Agriculture — 1.9%
Altria Group, Inc.	374,927	11,780,206
Archer-Daniels-Midland Co.	122,944	3,367,436
Lorillard, Inc.	23,687	2,763,562
Philip Morris International, Inc.	309,160	25,858,143
Reynolds American, Inc.	61,028	2,528,390

		46,297,737

Beverages — 2.3%
Brown-Forman Corp. Class B	28,045	1,773,846
The Coca-Cola Co.	714,079	25,885,364
Coca-Cola Enterprises, Inc.	48,836	1,549,566
Constellation Brands, Inc. Class A (a)	27,408	969,969
Dr. Pepper Snapple Group, Inc.	38,015	1,679,503
Molson Coors Brewing Co. Class B	28,844	1,234,235
Monster Beverage Corp. (a)	27,193	1,437,966
PepsiCo, Inc.	285,938	19,566,737

		54,097,186

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc. (a)	35,906	3,368,342
Amgen, Inc.	142,128	12,268,489
Biogen Idec, Inc. (a)	43,553	6,387,918
Celgene Corp. (a)	78,237	6,158,817
Life Technologies Corp. (a)	31,300	1,536,204

		29,719,770

Commercial Services — 2.0%
The ADT Corp.	42,813	1,990,376
Apollo Group, Inc. Class A (a)	18,388	384,677
Automatic Data Processing, Inc.	90,249	5,145,096
Equifax, Inc.	22,442	1,214,561
H&R Block, Inc.	50,005	928,593
Iron Mountain, Inc.	30,586	949,695
MasterCard, Inc. Class A	19,758	9,706,710
McKesson Corp.	43,938	4,260,229
Moody’s Corp.	36,143	1,818,716
Paychex, Inc.	60,078	1,870,829
Quanta Services, Inc. (a)	39,411	1,075,526
Robert Half International, Inc.	25,374	807,401
Total System Services, Inc.	31,044	664,962
Visa, Inc. Class A	96,430	14,616,859
Western Union Co.	111,829	1,521,993

		46,956,223

Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	80,422	1,154,860
Colgate-Palmolive Co.	82,171	8,590,156
The Estee Lauder Cos., Inc. Class A	44,678	2,674,425

	Number of Shares	Value
The Procter & Gamble Co.	505,904	$34,345,823

		46,765,264

Foods — 1.9%
Campbell Soup Co.	33,433	1,166,477
ConAgra Foods, Inc.	74,193	2,188,693
Dean Foods Co. (a)	32,838	542,155
General Mills, Inc.	118,820	4,801,516
H.J. Heinz Co.	59,807	3,449,668
The Hershey Co.	27,171	1,962,290
Hormel Foods Corp.	24,032	750,039
The J.M. Smucker Co.	20,383	1,757,830
Kellogg Co.	45,633	2,548,603
Kraft Foods Group, Inc.	110,136	5,007,884
The Kroger Co.	95,647	2,488,735
McCormick & Co., Inc.	24,521	1,557,819
Mondelez International, Inc. Class A	330,408	8,415,492
Safeway, Inc.	42,922	776,459
Sysco Corp.	109,128	3,454,992
Tyson Foods, Inc. Class A	53,279	1,033,613
Whole Foods Market, Inc.	31,960	2,918,907

		44,821,172

Health Care – Products — 3.2%
Baxter International, Inc.	101,046	6,735,726
Becton, Dickinson & Co.	36,129	2,824,927
Boston Scientific Corp. (a)	258,161	1,479,263
C.R. Bard, Inc.	14,439	1,411,268
CareFusion Corp. (a)	41,899	1,197,473
Covidien PLC	87,550	5,055,137
Edwards Lifesciences Corp. (a)	20,928	1,887,078
Intuitive Surgical, Inc. (a)	7,274	3,566,951
Johnson & Johnson	512,991	35,960,669
Medtronic, Inc.	186,981	7,669,961
St. Jude Medical, Inc.	56,728	2,050,150
Stryker Corp.	53,623	2,939,613
Varian Medical Systems, Inc. (a)	19,684	1,382,604
Zimmer Holdings, Inc.	32,584	2,172,049

		76,332,869

Health Care – Services — 1.2%
Aetna, Inc.	62,264	2,882,823
Cigna Corp.	52,288	2,795,317
Coventry Health Care, Inc.	24,743	1,109,229
DaVita HealthCare Partners, Inc. (a)	15,167	1,676,409
Humana, Inc.	29,710	2,038,997
Laboratory Corporation of America Holdings (a)	17,218	1,491,423
Quest Diagnostics, Inc.	29,572	1,723,160
Tenet Healthcare Corp. (a)	19,818	643,491
UnitedHealth Group, Inc.	188,889	10,245,339
WellPoint, Inc.	56,538	3,444,295

		28,050,483

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.4%
Avery Dennison Corp.	18,538	$647,347
Beam, Inc.	29,769	1,818,588
The Clorox Co.	24,270	1,777,049
Kimberly-Clark Corp.	72,364	6,109,693

		10,352,677

Pharmaceuticals — 5.7%
Abbott Laboratories	292,459	19,156,064
Allergan, Inc.	56,394	5,173,022
AmerisourceBergen Corp.	43,835	1,892,795
Bristol-Myers Squibb Co.	305,235	9,947,609
Cardinal Health, Inc.	62,941	2,591,910
DENTSPLY International, Inc.	26,803	1,061,667
Eli Lilly & Co.	188,456	9,294,650
Express Scripts Holding Co. (a)	151,020	8,155,080
Forest Laboratories, Inc. (a)	43,468	1,535,290
Gilead Sciences, Inc. (a)	139,770	10,266,106
Hospira, Inc. (a)	30,898	965,254
Mead Johnson Nutrition Co.	37,955	2,500,855
Merck & Co., Inc.	562,615	23,033,458
Mylan, Inc. (a)	75,388	2,071,662
Patterson Cos., Inc.	15,761	539,499
Perrigo Co.	16,343	1,700,162
Pfizer, Inc.	1,362,636	34,174,911
Watson Pharmaceuticals, Inc. (a)	23,810	2,047,660

		136,107,654

		519,501,035

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	37,329	888,057

Energy — 10.7%
Coal — 0.1%
CONSOL Energy, Inc.	42,607	1,367,685
Peabody Energy Corp.	49,260	1,310,808

		2,678,493

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	10,471	323,345

Oil & Gas — 8.7%
Anadarko Petroleum Corp.	91,971	6,834,365
Apache Corp.	71,827	5,638,420
Cabot Oil & Gas Corp.	39,112	1,945,431
Chesapeake Energy Corp.	96,647	1,606,273
Chevron Corp.	361,999	39,146,572
ConocoPhillips	224,386	13,012,144
Denbury Resources, Inc. (a)	69,478	1,125,544
Devon Energy Corp.	70,029	3,644,309
Diamond Offshore Drilling, Inc.	13,119	891,567
Ensco PLC Class A	43,198	2,560,777
EOG Resources, Inc.	50,246	6,069,214
EQT Corp.	27,885	1,644,657

	Number of Shares	Value
Exxon Mobil Corp.	843,682	$73,020,677
Helmerich & Payne, Inc.	19,047	1,066,823
Hess Corp.	54,247	2,872,921
Marathon Oil Corp.	129,343	3,965,656
Marathon Petroleum Corp.	62,976	3,967,488
Murphy Oil Corp.	33,951	2,021,782
Nabors Industries Ltd. (a)	55,180	797,351
Newfield Exploration Co. (a)	24,735	662,403
Noble Corp.	46,160	1,607,291
Noble Energy, Inc.	33,070	3,364,542
Occidental Petroleum Corp.	149,632	11,463,308
Phillips 66	115,223	6,118,341
Pioneer Natural Resources Co.	22,629	2,412,025
QEP Resources, Inc.	33,563	1,015,952
Range Resources Corp.	30,319	1,904,943
Rowan Cos. PLC Class A (a)	23,116	722,837
Southwestern Energy Co. (a)	64,841	2,166,338
Tesoro Corp.	26,056	1,147,767
Valero Energy Corp.	102,696	3,503,988
WPX Energy, Inc. (a)	38,521	573,193

		208,494,899

Oil & Gas Services — 1.5%
Baker Hughes, Inc.	81,803	3,340,834
Cameron International Corp. (a)	45,788	2,585,190
FMC Technologies, Inc. (a)	43,084	1,845,288
Halliburton Co.	172,645	5,989,055
National Oilwell Varco, Inc.	79,317	5,421,317
Schlumberger Ltd.	245,140	16,985,751

		36,167,435

Pipelines — 0.4%
ONEOK, Inc.	36,979	1,580,852
Spectra Energy Corp.	122,438	3,352,353
The Williams Cos., Inc.	125,268	4,101,274

		9,034,479

		256,698,651

Financial — 15.1%
Banks — 4.4%
Bank of America Corp.	1,993,769	23,127,721
Bank of New York Mellon Corp.	215,709	5,543,721
BB&T Corp.	127,874	3,722,412
Capital One Financial Corp.	106,926	6,194,223
Comerica, Inc.	34,129	1,035,474
Fifth Third Bancorp	164,312	2,495,899
First Horizon National Corp.	49,320	488,761
Huntington Bancshares, Inc.	162,477	1,038,228
KeyCorp	173,588	1,461,611
M&T Bank Corp.	22,266	2,192,533
Northern Trust Corp.	40,406	2,026,765
PNC Financial Services Group, Inc.	97,117	5,662,892
Regions Financial Corp.	263,085	1,873,165
State Street Corp.	85,440	4,016,535

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SunTrust Banks, Inc.	100,520	$2,849,742
U.S. Bancorp	347,177	11,088,833
Wells Fargo & Co.	906,993	31,001,021
Zions Bancorp	33,508	717,071

		106,536,607

Diversified Financial — 4.6%
American Express Co.	180,199	10,357,839
Ameriprise Financial, Inc.	37,811	2,368,103
BlackRock, Inc.	23,284	4,813,036
The Charles Schwab Corp.	203,393	2,920,723
Citigroup, Inc.	542,334	21,454,733
CME Group Inc/IL	56,901	2,885,450
Discover Financial Services	93,416	3,601,187
E*TRADE Financial Corp. (a)	50,699	453,756
Franklin Resources, Inc.	25,628	3,221,440
The Goldman Sachs Group, Inc.	81,692	10,420,632
IntercontinentalExchange, Inc. (a)	13,530	1,675,149
Invesco Ltd.	80,566	2,101,967
JP Morgan Chase & Co.	703,256	30,922,166
Legg Mason, Inc.	23,040	592,589
Morgan Stanley	253,268	4,842,484
The NASDAQ OMX Group, Inc.	21,223	530,787
NYSE Euronext	45,019	1,419,899
SLM Corp.	86,033	1,473,745
T. Rowe Price Group, Inc.	47,587	3,099,341

		109,155,026

Insurance — 4.0%
ACE Ltd.	63,143	5,038,812
Aflac, Inc.	87,148	4,629,302
The Allstate Corp.	88,413	3,551,550
American International Group, Inc. (a)	272,630	9,623,839
Aon PLC	58,758	3,266,945
Assurant, Inc.	14,712	510,506
Berkshire Hathaway, Inc. Class B (a)	337,414	30,266,036
The Chubb Corp.	48,209	3,631,102
Cincinnati Financial Corp.	27,303	1,069,186
Genworth Financial, Inc. Class A (a)	92,090	691,596
The Hartford Financial Services Group, Inc.	81,071	1,819,233
Lincoln National Corp.	50,741	1,314,192
Loews Corp.	58,067	2,366,230
Marsh & McLennan Cos., Inc.	101,370	3,494,224
MetLife, Inc.	201,495	6,637,245
Principal Financial Group, Inc.	51,595	1,471,489
The Progressive Corp.	104,412	2,203,093
Prudential Financial, Inc.	85,548	4,562,275
Torchmark Corp.	17,434	900,815
The Travelers Cos., Inc.	70,409	5,056,774
Unum Group	51,059	1,063,048
XL Group PLC	56,978	1,427,869

		94,595,361

	Number of Shares	Value
Real Estate — 0.0%
CBRE Group, Inc. (a)	55,399	$1,102,440

Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp.	72,609	5,610,497
Apartment Investment & Management Co. Class A	27,190	735,761
AvalonBay Communities, Inc.	20,995	2,846,712
Boston Properties, Inc.	28,169	2,980,562
Equity Residential	59,559	3,375,209
HCP, Inc.	84,237	3,805,828
Health Care REIT, Inc.	47,749	2,926,536
Host Hotels & Resorts, Inc.	136,110	2,132,844
Kimco Realty Corp.	74,716	1,443,513
Prologis, Inc.	85,346	3,114,276
Public Storage	26,788	3,883,188
Simon Property Group, Inc.	57,058	9,020,299
Ventas, Inc.	55,005	3,559,924
Vornado Realty Trust	31,423	2,516,354

		47,951,503

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	90,752	737,814
People’s United Financial, Inc.	66,913	808,978

		1,546,792

		360,887,729

Industrial — 10.1%
Aerospace & Defense — 1.7%
The Boeing Co.	125,532	9,460,091
General Dynamics Corp.	61,662	4,271,327
L-3 Communications Holdings, Inc.	16,920	1,296,410
Lockheed Martin Corp.	50,025	4,616,807
Northrop Grumman Corp.	45,099	3,047,790
Raytheon Co.	60,396	3,476,394
Rockwell Collins, Inc.	26,452	1,538,713
United Technologies Corp.	155,959	12,790,198

		40,497,730

Building Materials — 0.1%
Masco Corp.	64,769	1,079,051

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	133,763	7,084,089
Molex, Inc.	25,434	695,111

		7,779,200

Electronics — 0.5%
Agilent Technologies, Inc.	64,760	2,651,274
Amphenol Corp. Class A	29,500	1,908,650
FLIR Systems, Inc.	28,779	642,060
Garmin Ltd.	20,322	829,544
Jabil Circuit, Inc.	34,807	671,427
PerkinElmer, Inc.	22,099	701,422
TE Connectivity Ltd.	77,665	2,882,925
Waters Corp. (a)	16,457	1,433,734

		11,721,036

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.1%
Fluor Corp.	31,132	$1,828,694
Jacobs Engineering Group, Inc. (a)	24,232	1,031,556

		2,860,250

Environmental Controls — 0.3%
Republic Services, Inc.	55,502	1,627,874
Stericycle, Inc. (a)	16,218	1,512,653
Waste Management, Inc.	81,138	2,737,596

		5,878,123

Hand & Machine Tools — 0.1%
Snap-on, Inc.	10,877	859,174
Stanley Black & Decker, Inc.	31,474	2,328,132

		3,187,306

Health Care – Services — 0.2%
Thermo Fisher Scientific, Inc.	66,296	4,228,359

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	120,747	10,816,516
Ingersoll-Rand PLC	51,273	2,459,053
Joy Global, Inc.	19,796	1,262,589

		14,538,158

Machinery – Diversified — 0.7%
Cummins, Inc.	32,958	3,570,999
Deere & Co.	72,689	6,281,783
Flowserve Corp.	8,982	1,318,558
Rockwell Automation, Inc.	26,168	2,197,850
Roper Industries, Inc.	18,210	2,030,051
Xylem, Inc.	34,509	935,194

		16,334,435

Manufacturing — 3.7%
3M Co.	117,511	10,910,896
Danaher Corp.	107,298	5,997,958
Dover Corp.	32,824	2,156,865
Eaton Corp. PLC	85,552	4,636,919
General Electric Co.	1,940,579	40,732,753
Honeywell International, Inc.	144,814	9,191,345
Illinois Tool Works, Inc.	78,660	4,783,315
Leggett & Platt, Inc.	27,332	743,977
Pall Corp.	20,063	1,208,996
Parker Hannifin Corp.	27,238	2,316,864
Pentair Ltd.	38,988	1,916,260
Textron, Inc.	52,259	1,295,501
Tyco International Ltd.	85,627	2,504,590

		88,396,239

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	27,058	5,125,326

Packaging & Containers — 0.1%
Ball Corp.	28,379	1,269,960
Bemis Co., Inc.	20,155	674,386
Owens-Illinois, Inc. (a)	31,010	659,583

	Number of Shares	Value
Sealed Air Corp.	36,992	$647,730

		3,251,659

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	30,283	1,914,491
CSX Corp.	189,525	3,739,328
Expeditors International of Washington, Inc.	37,813	1,495,504
FedEx Corp.	54,256	4,976,361
Norfolk Southern Corp.	58,165	3,596,924
Ryder System, Inc.	9,992	498,901
Union Pacific Corp.	86,674	10,896,655
United Parcel Service, Inc. Class B	132,181	9,745,705

		36,863,869

		241,740,741

Technology — 12.8%
Commercial Services — 0.0%
SAIC, Inc.	50,652	573,381

Computers — 7.1%
Accenture PLC Class A	118,055	7,850,657
Apple, Inc.	174,028	92,762,145
Cognizant Technology Solutions Corp. Class A (a)	55,990	4,146,059
Computer Sciences Corp.	29,440	1,179,072
Dell, Inc.	270,305	2,738,190
EMC Corp. (a)	389,249	9,848,000
Hewlett-Packard Co.	366,105	5,216,996
International Business Machines Corp.	196,490	37,637,659
NetApp, Inc. (a)	65,408	2,194,438
SanDisk Corp. (a)	45,300	1,973,268
Seagate Technology PLC	62,541	1,906,250
Teradata Corp. (a)	31,346	1,940,004
Western Digital Corp.	40,934	1,739,286

		171,132,024

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	34,142	363,271
Xerox Corp.	228,570	1,558,847

		1,922,118

Semiconductors — 2.0%
Advanced Micro Devices, Inc. (a)	116,100	278,640
Altera Corp.	59,493	2,048,939
Analog Devices, Inc.	54,865	2,307,622
Applied Materials, Inc.	221,094	2,529,316
Broadcom Corp. Class A (a)	95,671	3,177,234
Intel Corp.	920,335	18,986,511
KLA-Tencor Corp.	31,474	1,503,198
Lam Research Corp. (a)	31,163	1,125,919
Linear Technology Corp.	42,285	1,450,376
LSI Corp. (a)	105,952	750,140
Microchip Technology, Inc.	35,849	1,168,319

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Micron Technology, Inc. (a)	189,468	$1,203,122
NVIDIA Corp.	115,307	1,417,123
Teradyne, Inc. (a)	36,517	616,772
Texas Instruments, Inc.	205,863	6,369,401
Xilinx, Inc.	49,387	1,772,993

		46,705,625

Software — 3.6%
Adobe Systems, Inc. (a)	91,820	3,459,778
Autodesk, Inc. (a)	40,502	1,431,746
BMC Software, Inc. (a)	27,293	1,082,440
CA, Inc.	63,496	1,395,642
Cerner Corp. (a)	27,412	2,128,268
Citrix Systems, Inc. (a)	34,791	2,287,508
The Dun & Bradstreet Corp.	8,349	656,649
Electronic Arts, Inc. (a)	53,955	783,966
Fidelity National Information Services, Inc.	46,616	1,622,703
Fiserv, Inc. (a)	24,352	1,924,539
Intuit, Inc.	51,393	3,057,883
Microsoft Corp.	1,401,359	37,458,326
Oracle Corp.	695,387	23,170,295
Red Hat, Inc. (a)	35,515	1,880,874
Salesforce.com, Inc. (a)	24,048	4,042,469

		86,383,086

		306,716,234

Utilities — 3.5%
Electric — 3.1%
The AES Corp.	112,794	1,206,896
Ameren Corp.	44,411	1,364,306
American Electric Power Co., Inc.	90,374	3,857,162
CenterPoint Energy, Inc.	79,887	1,537,825
CMS Energy Corp.	48,585	1,184,502
Consolidated Edison, Inc.	54,557	3,030,096
Dominion Resources, Inc.	106,064	5,494,115
DTE Energy Co.	32,142	1,930,127
Duke Energy Corp.	129,895	8,287,301
Edison International	59,548	2,690,974
Entergy Corp.	33,209	2,117,074
Exelon Corp.	158,863	4,724,586
FirstEnergy Corp.	76,455	3,192,761
Integrys Energy Group, Inc.	14,832	774,527
NextEra Energy, Inc.	77,565	5,366,722
Northeast Utilities	58,396	2,282,116
NRG Energy, Inc.	59,901	1,377,124
Pepco Holdings, Inc.	41,451	812,854
PG&E Corp.	79,135	3,179,644
Pinnacle West Capital Corp.	20,468	1,043,459
PPL Corp.	108,175	3,097,050
Public Service Enterprise Group, Inc.	94,063	2,878,328
SCANA Corp.	24,233	1,105,994

	Number of Shares	Value
The Southern Co.	161,009	$6,892,795
TECO Energy, Inc.	37,269	624,628
Wisconsin Energy Corp.	42,393	1,562,182
Xcel Energy, Inc.	90,272	2,411,165

		74,026,313

Gas — 0.2%
AGL Resources, Inc.	21,710	867,749
NiSource, Inc.	57,659	1,435,132
Sempra Energy	41,841	2,968,201

		5,271,082

Pipelines — 0.2%
Kinder Morgan, Inc.	117,770	4,160,814

		83,458,209

TOTAL COMMON STOCK (Cost $1,876,797,192)		2,357,264,207

TOTAL EQUITIES (Cost $1,876,797,192)		2,357,264,207

TOTAL LONG-TERM INVESTMENTS (Cost $1,876,797,192)		2,357,264,207

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$33,777,767	33,777,767

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	9,145	9,145

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.000% 4/25/13	4,765,000	4,762,963

TOTAL SHORT-TERM INVESTMENTS (Cost $38,549,875)		38,549,875

TOTAL INVESTMENTS — 100.1% (Cost $1,915,347,067) (d)		2,395,814,082

Other Assets/(Liabilities) — (0.1)%		(2,721,935)

NET ASSETS — 100.0%		$2,393,092,147

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $33,777,786. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $34,453,773.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.1%

COMMON STOCK — 97.1%
Consumer, Cyclical — 37.2%
Automotive & Parts — 6.4%
Delphi Automotive PLC (a)	1,150,000	$43,987,500

Entertainment — 5.8%
Penn National Gaming, Inc. (a)	800,000	39,288,000

Leisure Time — 4.8%
Carnival Corp.	900,000	33,093,000

Lodging — 5.1%
Starwood Hotels & Resorts Worldwide, Inc.	605,000	34,702,800

Retail — 10.9%
CarMax, Inc. (a)	1,068,000	40,092,720
Tiffany & Co.	595,000	34,117,300

		74,210,020

Textiles — 4.2%
Fifth & Pacific Cos., Inc. (a)	2,292,300	28,539,135

		253,820,455

Consumer, Non-cyclical — 5.2%
Commercial Services — 5.2%
Visa, Inc. Class A	235,000	35,621,300

Energy — 10.7%
Oil & Gas — 2.8%
Apache Corp.	241,000	18,918,500

Oil & Gas Services — 7.9%
Dresser-Rand Group, Inc. (a)	450,000	25,263,000
National Oilwell Varco, Inc.	421,500	28,809,525

		54,072,525

		72,991,025

Financial — 20.9%
Banks — 6.2%
Wells Fargo & Co.	1,229,300	42,017,474

Diversified Financial — 9.8%
Franklin Resources, Inc.	280,000	35,196,000
JP Morgan Chase & Co.	718,000	31,570,460

		66,766,460

Insurance — 4.9%
American International Group, Inc. (a)	953,500	33,658,550

		142,442,484

Industrial — 8.7%
Aerospace & Defense — 4.2%
The Boeing Co.	385,000	29,013,600

	Number of Shares	Value
Manufacturing — 4.5%
Illinois Tool Works, Inc.	500,000	$30,405,000

		59,418,600

Technology — 14.4%
Computers — 3.4%
Diebold, Inc.	750,000	22,957,500

Semiconductors — 11.0%
Applied Materials, Inc.	3,146,500	35,995,960
Intel Corp.	1,900,000	39,197,000

		75,192,960

		98,150,460

TOTAL COMMON STOCK (Cost $524,380,308)		662,444,324

TOTAL EQUITIES (Cost $524,380,308)		662,444,324

TOTAL LONG-TERM INVESTMENTS (Cost $524,380,308)		662,444,324

	Principal Amount
SHORT-TERM INVESTMENTS — 4.0%
Repurchase Agreement — 4.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$27,657,718	27,657,718

TOTAL SHORT-TERM INVESTMENTS (Cost $27,657,718)		27,657,718

TOTAL INVESTMENTS — 101.1% (Cost $552,038,026) (c)		690,102,042

Other Assets/(Liabilities) — (1.1)%		(7,709,495)

NET ASSETS — 100.0%		$682,392,547

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $27,657,734. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $28,212,582.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.9%
Basic Materials — 3.8%
Chemicals — 3.5%
CF Industries Holdings, Inc.	6,449	$1,310,178
Monsanto Co.	19,374	1,833,749
The Sherwin-Williams Co.	3,894	598,975

		3,742,902

Mining — 0.3%
Allied Nevada Gold Corp. (a)	10,366	312,328

		4,055,230

Communications — 20.6%
Advertising — 1.1%
Omnicom Group, Inc.	23,046	1,151,378

Internet — 7.1%
Amazon.com, Inc. (a)	6,559	1,647,227
eBay, Inc. (a)	23,448	1,196,317
F5 Networks, Inc. (a)	3,897	378,594
Google, Inc. Class A (a)	3,623	2,570,048
IAC/InterActiveCorp	26,197	1,239,118
Priceline.com, Inc. (a)	762	473,354

		7,504,658

Media — 3.4%
Comcast Corp. Class A	44,412	1,660,121
News Corp. Class A	40,193	1,026,529
Sirius XM Radio, Inc. (b)	319,818	924,274

		3,610,924

Telecommunications — 9.0%
Cisco Systems, Inc.	268,938	5,284,632
QUALCOMM, Inc.	21,004	1,302,668
Verizon Communications, Inc.	66,490	2,877,022

		9,464,322

		21,731,282

Consumer, Cyclical — 13.9%
Auto Manufacturers — 0.8%
Ford Motor Co.	63,529	822,701

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	3,582	205,464

Retail — 12.9%
Bed Bath & Beyond, Inc. (a)	6,365	355,867
The Buckle, Inc. (b)	14,452	645,137
Costco Wholesale Corp.	12,777	1,261,984
CVS Caremark Corp.	29,557	1,429,081
Dollar Tree, Inc. (a)	18,149	736,123
The Home Depot, Inc.	23,915	1,479,143
Lowe’s Cos., Inc.	44,792	1,591,012

	Number of Shares	Value
Lululemon Athletica, Inc. (a) (b)	6,683	$509,445
O’Reilly Automotive, Inc. (a)	13,616	1,217,543
PetSmart, Inc.	10,484	716,477
The TJX Cos., Inc.	14,382	610,516
Wal-Mart Stores, Inc.	37,598	2,565,311
Yum! Brands, Inc.	6,777	449,993

		13,567,632

		14,595,797

Consumer, Non-cyclical — 24.4%
Agriculture — 2.5%
Philip Morris International, Inc.	31,154	2,605,720

Beverages — 3.0%
The Coca-Cola Co.	70,529	2,556,676
Green Mountain Coffee Roasters, Inc. (a) (b)	13,571	561,297

		3,117,973

Biotechnology — 4.7%
Amgen, Inc.	26,220	2,263,310
Biogen Idec, Inc. (a)	7,894	1,157,813
Celgene Corp. (a)	16,215	1,276,445
Life Technologies Corp. (a)	5,276	258,946

		4,956,514

Commercial Services — 3.1%
The ADT Corp.	14,187	659,554
ITT Educational Services, Inc. (a)	1,297	22,451
McKesson Corp.	11,222	1,088,085
Visa, Inc. Class A	10,057	1,524,440

		3,294,530

Health Care – Products — 3.2%
Bruker Corp. (a)	20,548	313,768
Edwards Lifesciences Corp. (a)	6,253	563,833
Hologic, Inc. (a)	25,874	518,256
Johnson & Johnson	13,071	916,277
Zimmer Holdings, Inc.	16,746	1,116,289

		3,428,423

Health Care – Services — 1.8%
Aetna, Inc.	15,785	730,845
UnitedHealth Group, Inc.	21,257	1,152,980

		1,883,825

Pharmaceuticals — 6.1%
Abbott Laboratories	30,606	2,004,693
Eli Lilly & Co.	32,860	1,620,655
Gilead Sciences, Inc. (a)	15,852	1,164,330
Herbalife Ltd. (b)	4,912	161,801
Merck & Co., Inc.	36,848	1,508,557

		6,460,036

		25,747,021

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 4.4%
Oil & Gas — 2.3%
Diamond Offshore Drilling, Inc.	15,155	$1,029,934
Exxon Mobil Corp.	8,316	719,750
Valero Energy Corp.	18,895	644,697

		2,394,381

Oil & Gas Services — 2.1%
Core Laboratories NV	1,582	172,929
National Oilwell Varco, Inc.	9,715	664,020
Oceaneering International, Inc.	12,403	667,157
Transocean Ltd.	16,040	716,186

		2,220,292

		4,614,673

Financial — 4.1%
Banks — 2.0%
Bank of America Corp.	181,866	2,109,646

Diversified Financial — 2.1%
American Express Co.	20,855	1,198,745
JP Morgan Chase & Co.	22,266	979,036

		2,177,781

		4,287,427

Industrial — 7.1%
Aerospace & Defense — 1.7%
The Boeing Co.	24,226	1,825,671

Manufacturing — 5.4%
Dover Corp.	4,038	265,337
General Electric Co.	52,941	1,111,232
Honeywell International, Inc.	26,295	1,668,944
Illinois Tool Works, Inc.	15,603	948,818
Parker Hannifin Corp.	12,332	1,048,960
Tyco International Ltd.	20,740	606,645

		5,649,936

		7,475,607

Technology — 19.6%
Computers — 10.0%
Apple, Inc.	10,894	5,806,829
EMC Corp. (a)	21,591	546,252
International Business Machines Corp.	13,635	2,611,784
NetApp, Inc. (a)	41,242	1,383,669
Riverbed Technology, Inc. (a)	10,945	215,836

		10,564,370

Internet — 0.8%
Check Point Software Technologies Ltd. (a)	18,056	860,188

Semiconductors — 1.9%
Altera Corp.	35,692	1,229,232
Emulex Corp. (a)	18,403	134,342

	Number of Shares	Value
QLogic Corp. (a)	924	$8,991
Xilinx, Inc.	17,511	628,645

		2,001,210

Software — 6.9%
BMC Software, Inc. (a)	12,278	486,945
Intuit, Inc.	5,428	322,966
Microsoft Corp.	111,262	2,974,033
NetSuite, Inc. (a)	6,079	409,117
Oracle Corp.	69,227	2,306,644
Red Hat, Inc. (a)	13,161	697,006

		7,196,711

		20,622,479

TOTAL COMMON STOCK (Cost $97,940,520)		103,129,516

TOTAL EQUITIES (Cost $97,940,520)		103,129,516

MUTUAL FUNDS — 2.0%
Diversified Financial — 2.0%
State Street Navigator Securities Lending Prime Portfolio (c)	2,095,061	2,095,061

TOTAL MUTUAL FUNDS (Cost $2,095,061)		2,095,061

TOTAL LONG-TERM INVESTMENTS (Cost $100,035,581)		105,224,577

	Principal Amount
SHORT-TERM INVESTMENTS — 4.0%
Repurchase Agreement — 4.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$4,198,045	4,198,045

TOTAL SHORT-TERM INVESTMENTS (Cost $4,198,045)		4,198,045

TOTAL INVESTMENTS — 103.9% (Cost $104,233,626) (e)		109,422,622

Other Assets/(Liabilities) — (3.9)%		(4,116,604)

NET ASSETS — 100.0%		$105,306,018

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $2,033,617. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,198,048. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 10/20/27, and an aggregate market value, including accrued interest, of $4,282,891.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 4.7%
Chemicals — 4.7%
Ecolab, Inc.	105,900	$7,614,210
Monsanto Co.	91,500	8,660,475
Praxair, Inc.	158,500	17,347,825
The Sherwin-Williams Co.	85,100	13,090,082

		46,712,592

Communications — 22.0%
Advertising — 0.2%
Omnicom Group, Inc.	41,700	2,083,332

Internet — 17.7%
Akamai Technologies, Inc. (a)	10,000	409,100
Amazon.com, Inc. (a)	172,100	43,221,194
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	131,100	13,148,019
eBay, Inc. (a)	371,600	18,959,032
Expedia, Inc.	20,100	1,235,145
F5 Networks, Inc. (a)	1,000	97,150
Facebook, Inc. Class A (a)	246,621	6,567,518
Google, Inc. Class A (a)	68,800	48,804,656
Liberty Interactive Corp. Class A (a)	133,100	2,619,408
LinkedIn Corp. (a)	39,900	4,581,318
Priceline.com, Inc. (a)	43,400	26,960,080
Tencent Holdings Ltd.	307,300	9,976,951

		176,579,571

Media — 1.6%
Discovery Communications, Inc. Series C (a)	158,100	9,248,850
The McGraw-Hill Cos., Inc.	1,800	98,406
The Walt Disney Co.	122,000	6,074,380

		15,421,636

Telecommunications — 2.5%
Juniper Networks, Inc. (a)	187,900	3,695,993
QUALCOMM, Inc.	345,000	21,396,900

		25,092,893

		219,177,432

Consumer, Cyclical — 15.6%
Apparel — 1.4%
Nike, Inc. Class B	111,000	5,727,600
Ralph Lauren Corp.	52,700	7,900,784

		13,628,384

Distribution & Wholesale — 2.5%
Fastenal Co.	238,500	11,135,565
Fossil, Inc. (a)	109,700	10,213,070

	Number of Shares	Value
W.W. Grainger, Inc.	20,000	$4,047,400

		25,396,035

Home Builders — 0.0%
Lennar Corp. Class A	2,500	96,675

Leisure Time — 1.6%
Carnival Corp.	300,400	11,045,708
Harley-Davidson, Inc.	108,700	5,308,908

		16,354,616

Lodging — 2.5%
Las Vegas Sands Corp.	211,200	9,748,992
Marriott International, Inc. Class A	120,590	4,494,389
Starwood Hotels & Resorts Worldwide, Inc.	184,400	10,577,184
Wynn Resorts Ltd.	100	11,249

		24,831,814

Retail — 7.6%
Chipotle Mexican Grill, Inc. (a)	18,300	5,443,518
Coach, Inc.	47,400	2,631,174
Costco Wholesale Corp.	13,000	1,284,010
CVS Caremark Corp.	71,900	3,476,365
Dollar Tree, Inc. (a)	23,300	945,048
The Home Depot, Inc.	99,900	6,178,815
Limited Brands, Inc.	97,800	4,602,468
Michael Kors Holdings Ltd. (a)	114,500	5,842,935
O’Reilly Automotive, Inc. (a)	78,100	6,983,702
PetSmart, Inc.	8,500	580,890
PVH Corp.	85,300	9,469,153
Ross Stores, Inc.	43,100	2,333,865
Starbucks Corp.	348,800	18,702,656
Tiffany & Co.	4,700	269,498
Tim Hortons, Inc.	5,500	270,490
Yum! Brands, Inc.	94,400	6,268,160

		75,282,747

		155,590,271

Consumer, Non-cyclical — 16.8%
Beverages — 0.5%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	21,000	1,835,610
The Coca-Cola Co.	4,500	163,125
Green Mountain Coffee Roasters, Inc. (a)	16,900	698,984
Monster Beverage Corp. (a)	46,600	2,464,208

		5,161,927

Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc. (a)	93,900	8,808,759
Amgen, Inc.	13,500	1,165,320
Biogen Idec, Inc. (a)	95,500	14,006,985
Celgene Corp. (a)	130,800	10,296,576

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	32,700	$5,593,989

		39,871,629

Commercial Services — 6.6%
Alliance Data Systems Corp. (a)	26,000	3,763,760
MasterCard, Inc. Class A	61,200	30,066,336
McKesson Corp.	163,700	15,872,352
Verisk Analytics, Inc. Class A (a)	1,900	96,900
Visa, Inc. Class A	102,900	15,597,582

		65,396,930

Foods — 0.7%
Whole Foods Market, Inc.	73,600	6,721,888

Health Care – Products — 1.4%
Baxter International, Inc.	61,500	4,099,590
Covidien PLC	43,000	2,482,820
Edwards Lifesciences Corp. (a)	32,500	2,930,525
Henry Schein, Inc. (a)	9,400	756,324
Intuitive Surgical, Inc. (a)	800	392,296
Stryker Corp.	53,700	2,943,834

		13,605,389

Health Care – Services — 0.5%
UnitedHealth Group, Inc.	103,700	5,624,688

Pharmaceuticals — 3.1%
Allergan, Inc.	89,200	8,182,316
Cardinal Health, Inc.	7,500	308,850
Express Scripts Holding Co. (a)	132,400	7,149,600
Gilead Sciences, Inc. (a)	195,900	14,388,855
Perrigo Co.	1,900	197,657
Valeant Pharmaceuticals International, Inc. (a)	6,600	394,482

		30,621,760

		167,004,211

Energy — 4.7%
Oil & Gas — 2.4%
Concho Resources, Inc. (a)	26,900	2,167,064
EOG Resources, Inc.	64,200	7,754,718
EQT Corp.	60,700	3,580,086
Occidental Petroleum Corp.	2,400	183,864
Pioneer Natural Resources Co.	56,300	6,001,017
Range Resources Corp.	62,400	3,920,592

		23,607,341

Oil & Gas Services — 2.3%
Cameron International Corp. (a)	106,600	6,018,636
FMC Technologies, Inc. (a)	34,700	1,486,201
National Oilwell Varco, Inc.	3,400	232,390
Schlumberger Ltd.	221,000	15,313,090

		23,050,317

		46,657,658

Financial — 8.7%
Banks — 1.1%
M&T Bank Corp.	1,900	187,093

	Number of Shares	Value
Northern Trust Corp.	82,600	$4,143,216
State Street Corp.	51,500	2,421,015
U.S. Bancorp	143,600	4,586,584

		11,337,908

Diversified Financial — 5.0%
American Express Co.	179,800	10,334,904
Ameriprise Financial, Inc.	37,100	2,323,573
Citigroup, Inc.	5,200	205,712
Franklin Resources, Inc.	131,500	16,529,550
The Goldman Sachs Group, Inc.	19,000	2,423,640
IntercontinentalExchange, Inc. (a)	33,400	4,135,254
Invesco Ltd.	391,500	10,214,235
JP Morgan Chase & Co.	33,200	1,459,804
Morgan Stanley	24,800	474,176
TD Ameritrade Holding Corp.	76,700	1,289,327

		49,390,175

Insurance — 0.2%
Marsh & McLennan Cos., Inc.	57,300	1,975,131
Prudential Financial, Inc.	100	5,333

		1,980,464

Real Estate Investment Trusts (REITS) — 2.4%
American Tower Corp.	304,500	23,528,715

		86,237,262

Industrial — 12.1%
Aerospace & Defense — 0.8%
The Boeing Co.	96,100	7,242,096
United Technologies Corp.	12,800	1,049,728

		8,291,824

Electrical Components & Equipment — 0.0%
AMETEK, Inc.	7,900	296,803

Electronics — 0.2%
Amphenol Corp. Class A	13,500	873,450
Trimble Navigation Ltd. (a)	9,100	543,998

		1,417,448

Health Care – Services — 0.7%
Thermo Fisher Scientific, Inc.	108,200	6,900,996

Machinery – Diversified — 0.5%
Roper Industries, Inc.	41,800	4,659,864

Manufacturing — 4.0%
3M Co.	19,100	1,773,435
Danaher Corp.	544,500	30,437,550
Honeywell International, Inc.	117,100	7,432,337

		39,643,322

Metal Fabricate & Hardware — 1.8%
Precision Castparts Corp.	96,300	18,241,146

Transportation — 4.1%
C.H. Robinson Worldwide, Inc.	800	50,576
FedEx Corp.	130,700	11,987,804

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
J.B. Hunt Transport Services, Inc.	23,100	$1,379,301
Kansas City Southern	72,700	6,068,996
Union Pacific Corp.	152,700	19,197,444
United Continental Holdings, Inc. (a)	106,400	2,487,632

		41,171,753

		120,623,156

Technology — 15.2%
Computers — 10.8%
Accenture PLC Class A	48,100	3,198,650
Apple, Inc.	161,300	85,977,739
Cognizant Technology Solutions Corp. Class A (a)	46,700	3,458,135
EMC Corp. (a)	426,700	10,795,510
IHS, Inc. Class A (a)	49,000	4,704,000

		108,134,034

Semiconductors — 1.6%
Altera Corp.	4,600	158,424
Broadcom Corp. Class A (a)	359,600	11,942,316
Xilinx, Inc.	99,100	3,557,690

		15,658,430

Software — 2.8%
Autodesk, Inc. (a)	105,700	3,736,495
Cerner Corp. (a)	12,600	978,264
Citrix Systems, Inc. (a)	1,500	98,625
Fiserv, Inc. (a)	40,000	3,161,200
Intuit, Inc.	45,800	2,725,100
Oracle Corp.	2,100	69,972
Red Hat, Inc. (a)	98,000	5,190,080
Salesforce.com, Inc. (a)	69,700	11,716,570

		27,676,306

		151,468,770

TOTAL COMMON STOCK (Cost $771,263,431)		993,471,352

TOTAL EQUITIES (Cost $771,263,431)		993,471,352

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,603	1,603

TOTAL MUTUAL FUNDS (Cost $1,603)		1,603

TOTAL LONG-TERM INVESTMENTS (Cost $771,265,034)		993,472,955

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$6,505,311	$6,505,311

TOTAL SHORT-TERM INVESTMENTS (Cost $6,505,311)		6,505,311

TOTAL INVESTMENTS — 100.5% (Cost $777,770,345) (c)		999,978,266

Other Assets/(Liabilities) — (0.5)%		(4,843,994)

NET ASSETS — 100.0%		$995,134,272

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $6,505,314. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $6,637,248.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Basic Materials — 3.0%
Chemicals — 3.0%
Praxair, Inc.	80,100	$8,766,945
Syngenta AG Sponsored ADR (Switzerland)	104,575	8,449,660

		17,216,605

Communications — 26.0%
Internet — 18.7%
Amazon.com, Inc. (a)	92,900	23,330,906
F5 Networks, Inc. (a)	84,600	8,218,890
Facebook, Inc. Class A (a)	307,500	8,188,725
Google, Inc. Class A (a)	44,625	31,655,636
Liberty Interactive Corp. Class A (a)	528,925	10,409,244
Priceline.com, Inc. (a)	30,875	19,179,550
VeriSign, Inc. (a)	176,375	6,846,878

		107,829,829

Telecommunications — 7.3%
Crown Castle International Corp. (a)	206,850	14,926,296
Polycom, Inc. (a)	273,275	2,858,456
QUALCOMM, Inc.	396,300	24,578,526

		42,363,278

		150,193,107

Consumer, Cyclical — 11.1%
Apparel — 2.6%
Nike, Inc. Class B	296,600	15,304,560

Lodging — 1.3%
Las Vegas Sands Corp.	160,500	7,408,680

Retail — 7.2%
Chipotle Mexican Grill, Inc. (a)	30,900	9,191,514
Coach, Inc.	143,200	7,949,032
Sally Beauty Holdings, Inc. (a)	117,900	2,778,903
Staples, Inc.	391,750	4,465,950
Starbucks Corp.	141,900	7,608,678
Walgreen Co.	253,300	9,374,633

		41,368,710

		64,081,950

Consumer, Non-cyclical — 21.9%
Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc. (a)	107,100	10,047,051
Celgene Corp. (a)	71,125	5,598,960
Regeneron Pharmaceuticals, Inc. (a)	42,900	7,338,903

		22,984,914

Commercial Services — 9.1%
MasterCard, Inc. Class A	28,000	13,755,840
Visa, Inc. Class A	257,125	38,975,007

		52,730,847

	Number of Shares	Value
Health Care – Products — 1.1%
Intuitive Surgical, Inc. (a)	12,800	$6,276,736

Pharmaceuticals — 7.7%
Allergan, Inc.	274,100	25,143,193
BioMarin Pharmaceutical, Inc. (a)	100,300	4,939,775
Novo Nordisk A/S Sponsored ADR (Denmark)	56,200	9,172,402
Perrigo Co.	50,650	5,269,120

		44,524,490

		126,516,987

Energy — 7.6%
Oil & Gas — 3.5%
EOG Resources, Inc.	128,225	15,488,298
Southwestern Energy Co. (a)	146,700	4,901,247

		20,389,545

Oil & Gas Services — 4.1%
FMC Technologies, Inc. (a)	153,200	6,561,556
National Oilwell Varco, Inc.	106,200	7,258,770
Schlumberger Ltd.	138,900	9,624,381

		23,444,707

		43,834,252

Financial — 4.9%
Diversified Financial — 3.3%
CME Group Inc/IL	104,225	5,285,250
IntercontinentalExchange, Inc. (a)	113,100	14,002,911

		19,288,161

Insurance — 1.6%
The Progressive Corp.	428,150	9,033,965

		28,322,126

Industrial — 0.7%
Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	45,400	4,066,932

Technology — 22.1%
Computers — 8.5%
Apple, Inc.	79,600	42,429,188
Teradata Corp. (a)	109,525	6,778,502

		49,207,690

Semiconductors — 1.7%
ASML Holding NV (b)	159,599	10,279,772

Software — 11.9%
Adobe Systems, Inc. (a)	290,000	10,927,200
Athenahealth, Inc. (a) (b)	42,900	3,151,005
BMC Software, Inc. (a)	268,075	10,631,854
Cerner Corp. (a)	109,300	8,486,052
Intuit, Inc.	181,600	10,805,200
Salesforce.com, Inc. (a)	126,500	21,264,650
VeriFone Systems, Inc. (a)	114,625	3,402,070

		68,668,031

		128,155,493

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 2.2%
Pipelines — 2.2%
Kinder Morgan, Inc.	361,257	$12,763,210

TOTAL COMMON STOCK (Cost $437,024,272)		575,150,662

TOTAL EQUITIES (Cost $437,024,272)		575,150,662

WARRANTS — 0.1%

Utilities — 0.1%
Pipelines — 0.1%
Kinder Morgan, Inc., Expires 2/15/17, Strike 40.00 (a)	124,596	470,973

TOTAL WARRANTS (Cost $243,344)		470,973

MUTUAL FUNDS — 2.3%
Diversified Financial — 2.3%
State Street Naviagtor Securities Lending Prime Portfolio (c)	13,366,122	13,366,122

TOTAL MUTUAL FUNDS (Cost $13,366,122)		13,366,122

TOTAL LONG-TERM INVESTMENTS (Cost $450,633,738)		588,987,757

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$6,320,103	6,320,103

TOTAL SHORT-TERM INVESTMENTS (Cost $6,320,103)		6,320,103

TOTAL INVESTMENTS — 103.0% (Cost $456,953,841) (e)		595,307,860

Other Assets/(Liabilities) — (3.0)%		(17,263,544)

NET ASSETS — 100.0%		$578,044,316

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $13,083,353. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $6,320,107. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.000%, maturity dates ranging from 12/01/26 – 10/20/27, and an aggregate market value, including accrued interest, of $6,449,941.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.6%
Basic Materials — 7.3%
Chemicals — 2.9%
Ashland, Inc.	16,525	$1,328,775
CF Industries Holdings, Inc.	6,342	1,288,441
Eastman Chemical Co.	9,000	612,450
PPG Industries, Inc.	6,775	916,996

		4,146,662

Forest Products & Paper — 1.4%
International Paper Co.	48,775	1,943,196

Iron & Steel — 1.9%
Nucor Corp.	36,550	1,578,229
Reliance Steel & Aluminum Co.	18,600	1,155,060

		2,733,289

Mining — 0.7%
Yamana Gold, Inc.	54,400	936,224

Real Estate Investment Trusts (REITS) — 0.4%
Weyerhaeuser Co.	18,750	521,625

		10,280,996

Communications — 2.3%
Internet — 1.6%
Expedia, Inc.	16,075	987,809
ValueClick, Inc. (a)	62,325	1,209,728

		2,197,537

Telecommunications — 0.7%
Amdocs Ltd.	31,200	1,060,488

		3,258,025

Consumer, Cyclical — 11.7%
Airlines — 0.5%
Delta Air Lines, Inc. (a)	57,050	677,183

Automotive & Parts — 1.3%
Delphi Automotive PLC (a)	18,975	725,794
Lear Corp.	24,700	1,156,948

		1,882,742

Home Builders — 1.3%
M.D.C. Holdings, Inc.	17,725	651,571
Thor Industries, Inc.	32,625	1,221,154

		1,872,725

Housewares — 1.6%
Newell Rubbermaid, Inc.	98,075	2,184,130

Retail — 6.3%
Foot Locker, Inc.	75,450	2,423,454
The Gap, Inc.	29,900	928,096
GNC Holdings, Inc. Class A	54,425	1,811,264
Kohl’s Corp.	9,800	421,204

	Number of Shares	Value
Macy’s, Inc.	27,400	$1,069,148
Pier 1 Imports, Inc.	19,950	399,000
PVH Corp.	11,775	1,307,143
Staples, Inc.	42,500	484,500

		8,843,809

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	28,400	1,040,008

		16,500,597

Consumer, Non-cyclical — 14.2%
Beverages — 0.7%
Coca-Cola Enterprises, Inc.	31,250	991,563

Biotechnology — 0.6%
Charles River Laboratories International, Inc. (a)	24,800	929,256

Commercial Services — 3.7%
CoreLogic, Inc. (a)	30,025	808,273
Hertz Global Holdings, Inc. (a)	69,500	1,130,765
McKesson Corp.	10,900	1,056,864
United Rentals, Inc. (a)	48,025	2,186,098

		5,182,000

Foods — 4.6%
ConAgra Foods, Inc.	36,200	1,067,900
Ingredion, Inc.	16,000	1,030,880
The J.M. Smucker Co.	20,150	1,737,736
The Kroger Co.	48,825	1,270,426
The Hain Celestial Group, Inc. (a)	16,825	912,252
Tyson Foods, Inc. Class A	25,875	501,975

		6,521,169

Health Care – Products — 1.1%
C.R. Bard, Inc.	5,200	508,248
Zimmer Holdings, Inc.	15,500	1,033,230

		1,541,478

Health Care – Services — 0.4%
Cigna Corp.	10,000	534,600

Household Products — 1.1%
Avery Dennison Corp.	46,800	1,634,256

Pharmaceuticals — 2.0%
Jazz Pharmaceuticals Plc (a)	17,600	936,320
Sirona Dental Systems, Inc. (a)	29,550	1,904,793

		2,841,113

		20,175,435

Energy — 6.9%
Coal — 1.0%
Peabody Energy Corp.	52,500	1,397,025

Oil & Gas — 4.5%
Chesapeake Energy Corp.	35,600	591,672
Ensco PLC Class A	9,200	545,376

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Helmerich & Payne, Inc.	14,050	$786,941
Marathon Petroleum Corp.	17,325	1,091,475
Murphy Oil Corp.	18,000	1,071,900
Noble Corp.	29,100	1,013,262
Valero Energy Corp.	36,175	1,234,291

		6,334,917

Oil & Gas Services — 1.4%
HollyFrontier Corp.	43,900	2,043,545

		9,775,487

Financial — 27.4%
Banks — 6.3%
BB&T Corp.	35,800	1,042,138
Fifth Third Bancorp	157,200	2,387,868
KeyCorp	116,875	984,088
PNC Financial Services Group, Inc.	18,500	1,078,735
Regions Financial Corp.	322,900	2,299,048
SunTrust Banks, Inc.	38,875	1,102,106

		8,893,983

Diversified Financial — 4.4%
Ameriprise Financial, Inc.	17,500	1,096,025
Discover Financial Services	57,750	2,226,262
Raymond James Financial, Inc.	39,900	1,537,347
SLM Corp.	79,950	1,369,544

		6,229,178

Insurance — 8.2%
The Allstate Corp.	51,850	2,082,814
Fidelity National Financial, Inc. Class A	55,050	1,296,427
HCC Insurance Holdings, Inc.	27,050	1,006,531
Lincoln National Corp.	107,450	2,782,955
Reinsurance Group of America, Inc. Class A	20,700	1,107,864
Unum Group	25,800	537,156
Validus Holdings Ltd.	80,350	2,778,503

		11,592,250

Real Estate Investment Trusts (REITS) — 8.5%
Annaly Capital Management, Inc.	34,000	477,360
BioMed Realty Trust, Inc.	86,200	1,666,246
Brandywine Realty Trust	163,550	1,993,675
CBL & Associates Properties, Inc.	109,725	2,327,267
Digital Realty Trust, Inc.	8,325	565,184
DuPont Fabros Technology, Inc.	19,725	476,556
Home Properties, Inc.	5,725	351,000
Hospitality Properties Trust	46,200	1,082,004
Kilroy Realty Corp.	44,825	2,123,360
Kimco Realty Corp.	27,000	521,640
Liberty Property Trust	15,000	536,550

		12,120,842

		38,836,253

	Number of Shares	Value
Industrial — 11.4%
Aerospace & Defense — 2.0%
L-3 Communications Holdings, Inc.	13,700	$1,049,694
Triumph Group, Inc.	27,475	1,794,117

		2,843,811

Electronics — 2.1%
Agilent Technologies, Inc.	14,000	573,160
FEI Co.	20,175	1,118,906
PerkinElmer, Inc.	40,675	1,291,024

		2,983,090

Engineering & Construction — 1.0%
EMCOR Group, Inc.	15,125	523,476
KBR, Inc.	30,425	910,316

		1,433,792

Environmental Controls — 0.8%
Republic Services, Inc.	37,100	1,088,143

Hand & Machine Tools — 0.2%
Snap-on, Inc.	3,550	280,415

Machinery – Diversified — 0.4%
AGCO Corp. (a)	12,100	594,352

Manufacturing — 2.6%
Eaton Corp. PLC	36,725	1,990,495
Parker Hannifin Corp.	12,600	1,071,756
Trinity Industries, Inc.	18,775	672,520

		3,734,771

Oil & Gas Services — 0.4%
Tidewater, Inc.	11,700	522,756

Packaging & Containers — 0.4%
Bemis Co., Inc.	14,675	491,026

Transportation — 1.5%
CSX Corp.	26,300	518,899
Ryder System, Inc.	31,750	1,585,278

		2,104,177

		16,076,333

Technology — 8.3%
Computers — 2.7%
Cadence Design Systems, Inc. (a)	164,400	2,221,044
Riverbed Technology, Inc. (a)	81,875	1,614,575

		3,835,619

Office Equipment/Supplies — 0.4%
Xerox Corp.	80,800	551,056

Semiconductors — 3.4%
Broadcom Corp. Class A (a)	45,900	1,524,339
KLA-Tencor Corp.	22,700	1,084,152
NXP Semiconductor NV (a)	34,125	899,876
Skyworks Solutions, Inc. (a)	62,875	1,276,363

		4,784,730

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 1.8%
CA, Inc.	46,000	$1,011,080
Fidelity National Information Services, Inc.	45,850	1,596,038

		2,607,118

		11,778,523

Utilities — 10.1%
Electric — 5.5%
Calpine Corp. (a)	46,400	841,232
Cleco Corp.	46,275	1,851,463
CMS Energy Corp.	84,650	2,063,767
PPL Corp.	70,525	2,019,130
SCANA Corp.	21,800	994,952

		7,770,544

Gas — 4.1%
AGL Resources, Inc.	26,700	1,067,199
Energen Corp.	58,750	2,649,037
NiSource, Inc.	86,350	2,149,252

		5,865,488

Water — 0.5%
American Water Works Co., Inc.	18,850	699,901

		14,335,933

TOTAL COMMON STOCK (Cost $127,194,111)		141,017,582

TOTAL EQUITIES (Cost $127,194,111)		141,017,582

TOTAL LONG-TERM INVESTMENTS (Cost $127,194,111)		141,017,582

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$3,305,495	3,305,495

TOTAL SHORT-TERM INVESTMENTS (Cost $3,305,495)		3,305,495

TOTAL INVESTMENTS — 101.9% (Cost $130,499,606) (c)		144,323,077

Other Assets/(Liabilities) — (1.9)%		(2,708,296)

NET ASSETS — 100.0%		$141,614,781

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $3,305,497. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $3,375,404.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 3.4%
Chemicals — 2.7%
Innospec, Inc.	21,860	$753,952
PolyOne Corp.	105,800	2,160,436
Sensient Technologies Corp.	14,170	503,885

		3,418,273

Forest Products & Paper — 0.7%
Deltic Timber Corp.	13,360	943,483

		4,361,756

Communications — 1.8%
Internet — 0.4%
Websense, Inc. (a)	33,500	503,840

Media — 1.4%
AMC Networks, Inc. (a)	25,000	1,237,500
John Wiley & Sons, Inc. Class A	13,500	525,555

		1,763,055

		2,266,895

Consumer, Cyclical — 18.2%
Apparel — 0.9%
Ascena Retail Group, Inc. (a)	57,670	1,066,318

Auto Manufacturers — 1.7%
Oshkosh Corp. (a)	72,000	2,134,800

Automotive & Parts — 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	140,200	1,570,240

Distribution & Wholesale — 1.2%
United Stationers, Inc.	48,600	1,506,114

Home Furnishing — 1.5%
Whirlpool Corp.	19,000	1,933,250

Leisure Time — 1.3%
Brunswick Corp.	57,600	1,675,584

Lodging — 0.3%
Choice Hotels International, Inc.	10,100	339,562

Office Furnishings — 0.9%
Herman Miller, Inc.	51,800	1,109,556

Retail — 6.8%
Advance Auto Parts, Inc.	14,720	1,064,992
Cabela’s, Inc. (a)	23,700	989,475
Casey’s General Stores, Inc.	15,380	816,678
The Cato Corp. Class A	47,160	1,293,599
CEC Entertainment, Inc.	32,861	1,090,657
Fred’s, Inc. Class A	60,520	805,521
The Men’s Wearhouse, Inc.	46,700	1,455,172
Stage Stores, Inc.	42,440	1,051,663

		8,567,757

	Number of Shares	Value
Storage & Warehousing — 1.6%
Mobile Mini, Inc. (a)	97,600	$2,033,008

Textiles — 0.8%
G&K Services, Inc. Class A	30,770	1,050,795

		22,986,984

Consumer, Non-cyclical — 14.0%
Biotechnology — 1.2%
Charles River Laboratories International, Inc. (a)	40,890	1,532,148

Commercial Services — 4.9%
Arbitron, Inc.	32,700	1,526,436
Corrections Corporation of America	21,360	757,639
Forrester Research, Inc.	21,430	574,324
Korn/Ferry International (a)	67,800	1,075,308
MAXIMUS, Inc.	18,670	1,180,318
McGrath RentCorp	3,770	109,405
Towers Watson & Co. Class A	17,650	992,107

		6,215,537

Foods — 1.3%
Post Holdings, Inc. (a)	14,940	511,695
Ralcorp Holdings, Inc. (a)	12,010	1,076,697

		1,588,392

Health Care – Products — 0.8%
Haemonetics Corp. (a)	7,340	299,766
Steris Corp.	20,950	727,593

		1,027,359

Health Care – Services — 4.5%
AmSurg Corp. (a)	32,180	965,722
Covance, Inc. (a)	20,700	1,195,839
HealthSouth Corp. (a)	85,300	1,800,683
ICON PLC Sponsored ADR (Ireland) (a)	62,890	1,745,826

		5,708,070

Household Products — 1.3%
Acco Brands Corp. (a)	136,700	1,003,378
Helen of Troy Ltd. (a)	21,100	704,529

		1,707,907

		17,779,413

Energy — 2.8%
Oil & Gas — 2.0%
Berry Petroleum Co. Class A	31,600	1,060,180
Halcon Resources Corp. (a)	37,118	256,857
Penn Virginia Corp.	26,200	115,542
Plains Exploration & Production Co. (a)	14,250	668,895
Whiting Petroleum Corp. (a)	10,020	434,567

		2,536,041

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.8%
SEACOR Holdings, Inc.	12,360	$1,035,768

		3,571,809

Financial — 16.9%
Banks — 7.8%
BBCN Bancorp, Inc.	75,154	869,532
First Midwest Bancorp, Inc.	80,460	1,007,359
Hancock Holding Co.	17,410	552,593
International Bancshares Corp.	55,260	997,443
MB Financial, Inc.	29,450	581,638
Northwest Bancshares, Inc.	89,060	1,081,189
Prosperity Bancshares, Inc.	40,000	1,680,000
Synovus Financial Corp.	720,100	1,764,245
Webster Financial Corp.	52,940	1,087,917
Westamerica Bancorp.	5,870	250,003

		9,871,919

Diversified Financial — 1.7%
Duff & Phelps Corp. Class A	65,600	1,024,672
Janus Capital Group, Inc.	129,400	1,102,488

		2,127,160

Insurance — 5.3%
Alleghany Corp. (a)	3,708	1,243,737
Assured Guaranty Ltd.	40,080	570,339
Platinum Underwriters Holdings Ltd.	17,960	826,160
Primerica, Inc.	33,700	1,011,337
ProAssurance Corp.	22,800	961,932
Reinsurance Group of America, Inc. Class A	22,260	1,191,355
White Mountains Insurance Group Ltd.	1,670	860,050

		6,664,910

Investment Companies — 0.8%
Ares Capital Corp.	56,680	991,900

Real Estate Investment Trusts (REITS) — 0.8%
DiamondRock Hospitality Co.	61,774	555,966
Mack-Cali Realty Corp.	18,420	480,946

		1,036,912

Savings & Loans — 0.5%
First Niagara Financial Group, Inc.	83,230	660,014

		21,352,815

Industrial — 32.6%
Aerospace & Defense — 0.5%
Cubic Corp.	13,830	663,425

Building Materials — 3.6%
Comfort Systems USA, Inc.	71,800	873,088
Gibraltar Industries, Inc. (a)	66,706	1,061,959
Simpson Manufacturing Co., Inc.	42,300	1,387,017
Trex Co., Inc. (a)	34,800	1,295,604

		4,617,668

	Number of Shares	Value
Electrical Components & Equipment — 2.8%
Belden, Inc.	47,060	$2,117,229
Littelfuse, Inc.	22,500	1,388,475

		3,505,704

Electronics — 5.0%
Coherent, Inc.	13,530	684,889
Faro Technologies, Inc. (a)	18,800	670,784
Gentex Corp/MI	42,400	797,968
Park Electrochemical Corp.	36,700	944,291
Plexus Corp. (a)	48,500	1,251,300
Vishay Intertechnology, Inc. (a)	182,900	1,944,227

		6,293,459

Engineering & Construction — 1.1%
Aegion Corp. (a)	64,800	1,437,912

Hand & Machine Tools — 1.2%
Regal-Beloit Corp.	21,000	1,479,870

Machinery – Construction & Mining — 1.9%
Terex Corp. (a)	88,300	2,482,113

Machinery – Diversified — 3.6%
Albany International Corp. Class A	53,130	1,204,988
Cognex Corp.	37,000	1,362,340
Flowserve Corp.	8,500	1,247,800
Zebra Technologies Corp. Class A (a)	18,620	731,394

		4,546,522

Manufacturing — 5.9%
Acuity Brands, Inc.	8,900	602,797
AptarGroup, Inc.	13,760	656,627
Carlisle Cos., Inc.	43,520	2,557,235
ESCO Technologies, Inc.	28,950	1,083,020
Koppers Holdings, Inc.	15,520	592,088
Matthews International Corp. Class A	34,200	1,097,820
Myers Industries, Inc.	57,100	865,065

		7,454,652

Metal Fabricate & Hardware — 1.2%
Mueller Industries, Inc.	29,760	1,488,893

Packaging & Containers — 0.5%
Greif, Inc. Class A	13,860	616,770

Transportation — 4.4%
Atlas Air Worldwide Holdings, Inc. (a)	15,320	678,829
Bristow Group, Inc.	12,450	668,067
Forward Air Corp.	45,900	1,606,959
Genesee & Wyoming, Inc. Class A (a)	10,400	791,232
Kirby Corp. (a)	20,440	1,265,032
UTI Worldwide, Inc.	42,200	565,480

		5,575,599

Trucking & Leasing — 0.9%
GATX Corp.	27,330	1,183,389

		41,345,976

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 5.2%
Computers — 3.3%
Diebold, Inc.	24,190	$740,456
Mentor Graphics Corp. (a)	114,400	1,947,088
Mercury Computer Systems, Inc. (a)	69,600	640,320
MTS Systems Corp.	18,010	917,249

		4,245,113

Semiconductors — 1.8%
Brooks Automation, Inc.	137,300	1,105,265
Maxim Integrated Products, Inc.	38,460	1,130,724

		2,235,989

Software — 0.1%
Allscripts Healthcare Solutions, Inc. (a)	11,400	107,388

		6,588,490

Utilities — 2.9%
Electric — 1.0%
UNS Energy Corp.	16,730	709,687
Westar Energy, Inc.	21,250	608,175

		1,317,862

Gas — 1.9%
Atmos Energy Corp.	20,140	707,317
New Jersey Resources Corp.	7,490	296,754
UGI Corp.	26,620	870,740
WGL Holdings, Inc.	13,460	527,497

		2,402,308

		3,720,170

TOTAL COMMON STOCK (Cost $103,549,996)		123,974,308

TOTAL EQUITIES (Cost $103,549,996)		123,974,308

TOTAL LONG-TERM INVESTMENTS (Cost $103,549,996)		123,974,308

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (b)	$4,138,804	4,138,804

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $4,138,804)	$4,138,804

TOTAL INVESTMENTS — 101.1% (Cost $107,688,800) (c)	128,113,112

Other Assets/(Liabilities) — (1.1)%	(1,421,334)

NET ASSETS — 100.0%	$126,691,778

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,138,807. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $4,226,521.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.1%
Basic Materials — 8.2%
Chemicals — 2.6%
American Vanguard Corp.	73,300	$2,277,431
Georgia Gulf Corp.	43,740	1,805,587
Huntsman Corp.	102,870	1,635,633
Innospec, Inc.	97,000	3,345,530
Intrepid Potash, Inc.	34,065	725,244
Minerals Technologies, Inc.	43,100	1,720,552
The Valspar Corp.	15,400	960,960

		12,470,937

Forest Products & Paper — 2.3%
Clearwater Paper Corp. (a)	52,500	2,055,900
Deltic Timber Corp.	34,900	2,464,638
KapStone Paper and Packaging Corp.	59,500	1,320,305
Potlatch Corp.	99,075	3,882,749
Wausau Paper Corp.	112,200	971,652

		10,695,244

Iron & Steel — 0.7%
Carpenter Technology Corp.	49,500	2,555,685
Schnitzer Steel Industries, Inc. Class A	31,700	961,461

		3,517,146

Mining — 2.6%
AMCOL International Corp.	64,100	1,966,588
Franco-Nevada Corp.	43,100	2,460,257
Globe Specialty Metals, Inc.	65,600	902,000
Hecla Mining Co. (b)	182,885	1,066,220
Horsehead Holding Corp. (a)	79,785	814,605
North American Palladium Ltd. (a) (b)	449,000	583,700
Royal Gold, Inc.	32,200	2,618,182
Stillwater Mining Co. (a)	140,895	1,800,638

		12,212,190

		38,895,517

Communications — 4.1%
Internet — 0.6%
Digital River, Inc. (a)	20,200	290,678
Safeguard Scientifics, Inc. (a)	110,600	1,631,350
Websense, Inc. (a)	69,400	1,043,776

		2,965,804

Media — 1.1%
The Dolan Co. (a)	94,600	367,994
The New York Times Co. Class A (a)	83,865	715,369
Pandora Media, Inc. (a) (b)	161,630	1,483,763
Saga Communications, Inc. Class A	29,000	1,348,500

	Number of Shares	Value
World Wrestling Entertainment, Inc. Class A (b)	158,025	$1,246,817

		5,162,443

Telecommunications — 2.4%
Anixter International, Inc.	22,450	1,436,351
Black Box Corp.	36,010	876,483
Finisar Corp. (a)	69,754	1,136,990
Ixia (a)	127,700	2,168,346
Premiere Global Services, Inc. (a)	132,000	1,290,960
RF Micro Devices, Inc. (a)	355,255	1,591,543
SBA Communications Corp. Class A (a)	10,400	738,608
Sonus Networks, Inc. (a)	311,900	530,230
Symmetricom, Inc. (a)	72,950	420,922
ViaSat, Inc. (a) (b)	24,320	946,048

		11,136,481

		19,264,728

Consumer, Cyclical — 11.9%
Airlines — 0.8%
Alaska Air Group, Inc. (a)	87,200	3,757,448

Apparel — 1.3%
Crocs, Inc. (a)	185,250	2,665,747
The Jones Group, Inc.	104,835	1,159,475
K-Swiss, Inc. Class A (a) (b)	181,510	609,874
True Religion Apparel, Inc.	61,265	1,557,356

		5,992,452

Automotive & Parts — 0.9%
Cooper Tire & Rubber Co.	29,835	756,616
Modine Manufacturing Co. (a)	102,500	833,325
Spartan Motors, Inc.	98,090	483,584
Tenneco, Inc. (a)	32,640	1,145,990
Titan International, Inc. (b)	58,830	1,277,787

		4,497,302

Distribution & Wholesale — 1.6%
Beacon Roofing Supply, Inc. (a) (b)	144,100	4,795,648
Pool Corp.	65,000	2,750,800

		7,546,448

Entertainment — 1.0%
Ascent Media Corp. Series A (a)	28,200	1,746,708
Cinemark Holdings, Inc.	38,915	1,011,012
International Speedway Corp. Class A	400	11,048
Lions Gate Entertainment Corp. (a) (b)	71,650	1,175,060
Vail Resorts, Inc.	20,145	1,089,643

		5,033,471

Home Builders — 1.3%
M/I Homes, Inc. (a)	44,200	1,171,300

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Meritage Home Corp. (a)	87,100	$3,253,185
Winnebago Industries, Inc. (a)	99,200	1,699,296

		6,123,781

Home Furnishing — 0.5%
Ethan Allen Interiors, Inc. (b)	31,300	804,723
La-Z-Boy, Inc.	105,510	1,492,966
Stanley Furniture Co., Inc. (a) (b)	62,300	280,350

		2,578,039

Leisure Time — 0.4%
Brunswick Corp.	34,900	1,015,241
LIFE TIME FITNESS, Inc. (a)	15,600	767,676

		1,782,917

Lodging — 0.3%
Orient-Express Hotels Ltd. (a)	139,400	1,629,586

Retail — 2.9%
Aeropostale, Inc. (a)	102,920	1,338,989
bebe stores, Inc.	104,865	418,412
Body Central Corp. (a)	102,720	1,023,091
Cash America International, Inc.	13,361	530,031
Fred’s, Inc. Class A	75,500	1,004,905
Genesco, Inc. (a)	5,500	302,500
Haverty Furniture Cos., Inc.	91,300	1,489,103
Hot Topic, Inc.	129,005	1,244,898
MarineMax, Inc. (a)	82,800	740,232
The Men’s Wearhouse, Inc.	63,400	1,975,544
The Pantry, Inc. (a)	60,455	733,319
RadioShack Corp. (b)	104,885	222,356
Stein Mart, Inc.	149,400	1,126,476
Vera Bradley, Inc. (a) (b)	64,505	1,619,076

		13,768,932

Textiles — 0.7%
Culp, Inc.	55,500	833,055
Fifth & Pacific Cos., Inc. (a)	57,700	718,365
G&K Services, Inc. Class A	54,000	1,844,100

		3,395,520

Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc. (b)	63,515	795,208

		56,901,104

Consumer, Non-cyclical — 11.3%
Agriculture — 0.3%
Alliance One International, Inc. (a)	362,790	1,320,556

Biotechnology — 0.4%
Alkermes PLC (a)	57,840	1,071,197
Momenta Pharmaceuticals, Inc. (a)	70,200	826,956

		1,898,153

Commercial Services — 5.1%
Aaron’s, Inc.	218,050	6,166,454
Electro Rent Corp.	123,800	1,904,044
FTI Consulting, Inc. (a)	23,300	768,900

	Number of Shares	Value
Global Payments, Inc.	13,400	$607,020
Landauer, Inc.	20,400	1,248,684
McGrath RentCorp	101,100	2,933,922
Monro Muffler Brake, Inc. (b)	37,225	1,301,758
Navigant Consulting, Inc. (a)	108,000	1,205,280
On Assignment, Inc. (a)	87,800	1,780,584
PHH Corp. (a)	90,680	2,062,970
Rent-A-Center, Inc.	41,890	1,439,340
Service Corp. International	26,255	362,582
TNS, Inc. (a)	32,400	671,652
United Rentals, Inc. (a)	37,025	1,685,378

		24,138,568

Foods — 1.0%
Fresh Del Monte Produce, Inc.	51,700	1,362,295
Nash Finch Co.	46,000	978,880
Spartan Stores, Inc.	43,020	660,787
TreeHouse Foods, Inc. (a)	24,440	1,274,057
United Natural Foods, Inc. (a)	12,300	659,157

		4,935,176

Health Care – Products — 1.5%
Alere, Inc. (a)	27,375	506,437
Cantel Medical Corp.	14,900	442,977
Meridian Bioscience, Inc.	34,280	694,170
Merit Medical Systems, Inc. (a)	56,101	779,804
Quidel Corp. (a) (b)	61,200	1,142,604
Tornier BV (a)	27,900	468,441
West Pharmaceutical Services, Inc.	48,100	2,633,475
Wright Medical Group, Inc. (a)	30,600	642,294

		7,310,202

Health Care – Services — 1.5%
Amedisys, Inc. (a)	16,900	190,463
Community Health Systems, Inc.	18,915	581,447
Covance, Inc. (a)	9,050	522,819
Healthways, Inc. (a)	15,880	169,916
Magellan Health Services, Inc. (a)	9,595	470,155
MEDNAX, Inc. (a)	8,699	691,744
National Healthcare Corp.	37,400	1,758,548
Triple-S Management Corp. Class B (a)	56,300	1,039,861
Universal Health Services, Inc. Class B	21,635	1,046,052
WellCare Health Plans, Inc. (a)	11,195	545,085

		7,016,090

Household Products — 1.0%
Avery Dennison Corp.	57,860	2,020,471
CSS Industries, Inc.	53,100	1,162,359
Helen of Troy Ltd. (a)	17,800	594,342
The Scotts Miracle-Gro Co. Class A	27,430	1,208,292

		4,985,464

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 0.5%
Endo Health Solutions, Inc. (a)	30,125	$791,384
MAP Pharmaceuticals, Inc. (a) (b)	38,890	610,962
ViroPharma Inc (a)	39,925	908,693

		2,311,039

		53,915,248

Energy — 5.9%
Coal — 0.8%
Arch Coal, Inc.	100,995	739,283
Cloud Peak Energy, Inc. (a)	64,800	1,252,584
Walter Energy, Inc.	49,075	1,760,811

		3,752,678

Oil & Gas — 3.8%
Atwood Oceanics, Inc. (a)	27,800	1,272,962
Energy XXI (Bermuda) Ltd.	56,385	1,815,033
Hercules Offshore, Inc. (a)	454,365	2,807,976
Kodiak Oil & Gas Corp. (a)	165,545	1,465,073
Northern Oil and Gas, Inc. (a) (b)	92,800	1,560,896
Oasis Petroleum, Inc. (a)	75,400	2,397,720
Pacific Drilling SA (a)	110,940	1,047,274
PDC Energy, Inc. (a)	27,100	899,991
SandRidge Energy, Inc. (a) (b)	218,840	1,389,634
SemGroup Corp. Class A (a)	56,060	2,190,825
Swift Energy Co. (a)	77,650	1,195,033

		18,042,417

Oil & Gas Services — 1.2%
C&J Energy Services, Inc. (a)	38,800	831,872
CARBO Ceramics, Inc.	17,900	1,402,286
Core Laboratories NV	8,250	901,807
Lufkin Industries, Inc.	19,970	1,160,856
Newpark Resources, Inc. (a)	51,809	406,701
TETRA Technologies, Inc. (a)	129,000	979,110

		5,682,632

Pipelines — 0.1%
ONEOK, Inc.	18,650	797,288

		28,275,015

Financial — 24.5%
Banks — 7.4%
City Holding Co. (b)	29,750	1,036,788
Columbia Banking System, Inc.	43,100	773,214
East West Bancorp, Inc.	166,915	3,587,003
F.N.B. Corp.	93,245	990,262
First Commonwealth Financial Corp.	198,265	1,352,167
FirstMerit Corp.	99,812	1,416,332
Glacier Bancorp, Inc.	116,300	1,710,773
Hancock Holding Co.	59,125	1,876,628
Home Bancshares, Inc.	77,000	2,542,540
Independent Bank Corp. (b)	32,445	939,283
Northwest Bancshares, Inc.	75,115	911,896
Old National Bancorp	151,110	1,793,676

	Number of Shares	Value
Oriental Financial Group, Inc.	15,615	$208,460
Sandy Spring Bancorp, Inc.	53,300	1,035,086
Signature Bank (a)	31,100	2,218,674
Susquehanna Bancshares, Inc.	269,190	2,821,111
SVB Financial Group (a)	60,800	3,402,976
Synovus Financial Corp.	693,705	1,699,577
Trustmark Corp.	22,593	507,439
United Bankshares, Inc. (b)	16,753	407,433
Wintrust Financial Corp.	107,190	3,933,873

		35,165,191

Diversified Financial — 2.0%
Eaton Vance Corp.	16,027	510,460
Jefferies Group, Inc.	32,800	609,096
JMP Group, Inc.	59,400	360,558
KBW, Inc.	43,400	664,020
National Financial Partners Corp. (a) (b)	68,100	1,167,234
Ocwen Financial Corp. (a)	36,040	1,246,624
Piper Jaffray Cos., Inc. (a)	23,100	742,203
Raymond James Financial, Inc.	20,503	789,980
Stifel Financial Corp. (a)	107,400	3,433,578

		9,523,753

Insurance — 6.4%
Alterra Capital Holdings Ltd.	160,355	4,520,408
American Equity Investment Life Holding Co.	123,933	1,513,222
Argo Group International Holdings Ltd. (b)	48,048	1,613,932
Assured Guaranty Ltd.	67,000	953,410
CNO Financial Group, Inc.	291,720	2,721,748
Employers Holdings, Inc.	40,600	835,548
First American Financial Corp.	77,670	1,871,070
The Hanover Insurance Group, Inc.	45,230	1,752,210
Maiden Holdings Ltd.	123,165	1,131,886
Markel Corp. (a)	3,700	1,603,654
Meadowbrook Insurance Group, Inc.	85,200	492,456
National Interstate Corp.	76,700	2,210,494
Platinum Underwriters Holdings Ltd.	17,350	798,100
ProAssurance Corp.	150,210	6,337,360
Protective Life Corp.	20,300	580,174
Radian Group, Inc. (b)	100,000	611,000
Reinsurance Group of America, Inc. Class A	11,100	594,072
State Auto Financial Corp. Class A	11,100	165,834
United Fire Group, Inc.	16,399	358,154

		30,664,732

Investment Companies — 0.4%
American Capital Ltd. (a)	99,800	1,197,600
Ares Capital Corp.	45,500	796,250

		1,993,850

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 7.5%
Acadia Realty Trust	75,000	$1,881,000
Associated Estates Realty Corp.	167,390	2,698,327
CBL & Associates Properties, Inc.	156,900	3,327,849
Cedar Realty Trust, Inc.	136,300	719,664
First Potomac Realty Trust	214,655	2,653,136
Kilroy Realty Corp.	68,900	3,263,793
LaSalle Hotel Properties	83,800	2,127,682
Lexington Realty Trust (b)	236,430	2,470,693
LTC Properties, Inc.	47,900	1,685,601
Medical Properties Trust, Inc.	46,600	557,336
MFA Financial, Inc.	256,520	2,080,377
Mid-America Apartment Communities, Inc.	19,555	1,266,186
Newcastle Investment Corp.	146,825	1,274,441
Pebblebrook Hotel Trust	88,700	2,048,970
PennyMac Mortgage Investment Trust	39,185	990,989
PS Business Parks, Inc.	3,800	246,924
Saul Centers, Inc.	35,300	1,510,487
Starwood Property Trust, Inc.	82,825	1,901,662
Sun Communities, Inc.	45,150	1,801,034
Washington Real Estate Investment Trust	46,200	1,208,130

		35,714,281

Savings & Loans — 0.8%
Astoria Financial Corp.	28,950	270,972
Brookline Bancorp, Inc.	98,545	837,632
First Niagara Financial Group, Inc.	140,170	1,111,548
Flushing Financial Corp.	95,655	1,467,348

		3,687,500

		116,749,307

Industrial — 22.5%
Aerospace & Defense — 1.3%
AAR Corp.	13,950	260,586
Kaman Corp.	46,300	1,703,840
Kratos Defense & Security Solutions, Inc. (a)	179,910	904,947
Moog, Inc. Class A (a)	11,648	477,918
Orbital Sciences Corp. (a)	117,920	1,623,758
Teledyne Technologies, Inc. (a)	7,400	481,518
Triumph Group, Inc.	14,940	975,582

		6,428,149

Building Materials — 2.4%
Comfort Systems USA, Inc.	78,100	949,696
Drew Industries, Inc.	79,400	2,560,650
Gibraltar Industries, Inc. (a)	104,300	1,660,456
Quanex Building Products Corp.	60,200	1,228,682
Texas Industries, Inc. (a) (b)	16,700	851,867
Universal Forest Products, Inc.	42,900	1,631,916
USG Corp. (a) (b)	82,900	2,327,003

		11,210,270

	Number of Shares	Value
Electrical Components & Equipment — 2.4%
Advanced Energy Industries, Inc. (a)	150,225	$2,074,607
Belden, Inc.	59,100	2,658,909
EnerSys (a)	18,850	709,326
General Cable Corp. (a)	46,515	1,414,521
GrafTech International Ltd. (a)	142,610	1,339,108
Littelfuse, Inc.	50,000	3,085,500

		11,281,971

Electronics — 2.2%
Analogic Corp.	21,100	1,567,730
Checkpoint Systems, Inc. (a)	18,998	204,039
Coherent, Inc.	10,166	514,603
CTS Corp.	48,205	512,419
Cymer, Inc. (a)	5,800	524,494
Electro Scientific Industries, Inc.	78,500	781,075
Itron, Inc. (a)	12,450	554,647
Methode Electronics, Inc. (b)	48,000	481,440
Multi-Fineline Electronix, Inc. (a)	26,605	537,687
Newport Corp. (a)	73,000	981,850
Sanmina Corp. (a)	122,270	1,353,529
Woodward, Inc.	67,300	2,566,149

		10,579,662

Engineering & Construction — 1.1%
Aegion Corp. (a)	157,090	3,485,827
Foster Wheeler AG (a)	64,880	1,577,882
URS Corp.	10,550	414,193

		5,477,902

Environmental Controls — 0.9%
Mine Safety Appliances Co.	37,700	1,610,167
Waste Connections, Inc.	77,450	2,617,035

		4,227,202

Hand & Machine Tools — 1.0%
Franklin Electric Co., Inc.	34,900	2,169,733
Regal-Beloit Corp.	22,885	1,612,706
Snap-on, Inc.	10,800	853,092

		4,635,531

Machinery – Construction & Mining — 0.6%
Astec Industries, Inc.	32,600	1,086,558
Terex Corp. (a)	69,795	1,961,937

		3,048,495

Machinery – Diversified — 3.6%
Altra Holdings, Inc.	68,590	1,512,410
Briggs & Stratton Corp.	68,525	1,444,507
Cascade Corp.	23,200	1,491,760
Cognex Corp.	22,600	832,132
Gardner Denver, Inc.	22,405	1,534,742
IDEX Corp.	60,500	2,815,065
The Manitowoc Co., Inc.	79,300	1,243,424
Nordson Corp.	61,100	3,856,632

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Proto Labs, Inc. (a)	15,000	$591,300
Robbins & Myers, Inc.	32,700	1,944,015

		17,265,987

Manufacturing — 2.1%
AptarGroup, Inc.	69,900	3,335,628
Barnes Group, Inc.	58,495	1,313,798
Harsco Corp.	18,500	434,750
Hexcel Corp. (a)	35,400	954,384
Matthews International Corp. Class A	66,000	2,118,600
Myers Industries, Inc.	115,700	1,752,855

		9,910,015

Metal Fabricate & Hardware — 0.7%
Circor International, Inc.	37,600	1,488,584
Commercial Metals Co.	72,375	1,075,492
The Timken Co.	15,550	743,757

		3,307,833

Transportation — 4.2%
Bristow Group, Inc.	18,022	967,060
Con-way, Inc.	36,530	1,016,265
Genesee & Wyoming, Inc. Class A (a)	73,300	5,576,664
Hub Group, Inc. Class A (a)	46,300	1,555,680
Kirby Corp. (a)	72,400	4,480,836
Landstar System, Inc.	109,700	5,754,862
Teekay Tankers Ltd. Class A (b)	177,000	513,300

		19,864,667

		107,237,684

Technology — 5.2%
Commercial Services — 0.3%
SAIC, Inc.	112,090	1,268,859

Computers — 0.5%
j2 Global, Inc.	36,710	1,122,592
Quantum Corp. (a) (b)	504,885	626,057
Xyratex Ltd. (b)	59,000	496,190

		2,244,839

Retail — 0.1%
Insight Enterprises, Inc. (a)	37,690	654,675

Semiconductors — 2.5%
ATMI, Inc. (a)	45,000	939,600
Brooks Automation, Inc. (b)	181,220	1,458,821
Cabot Microelectronics Corp.	51,715	1,836,400
Entegris, Inc. (a)	84,500	775,710
Fairchild Semiconductor International, Inc. (a)	94,615	1,362,456
International Rectifier Corp. (a)	20,236	358,784
Intersil Corp. Class A	123,490	1,023,732
Teradyne, Inc. (a)	113,100	1,910,259

	Number of Shares	Value
Tessera Technologies, Inc.	76,025	$1,248,331
TriQuint Semiconductor, Inc. (a)	266,120	1,288,021

		12,202,114

Software — 1.8%
Accelrys, Inc. (a)	66,500	601,825
CSG Systems International, Inc. (a)	31,655	575,488
The Dun & Bradstreet Corp.	23,300	1,832,545
Progress Software Corp. (a)	100,550	2,110,544
SYNNEX Corp. (a) (b)	56,100	1,928,718
Take-Two Interactive Software, Inc. (a)	70,890	780,499
Verint Systems, Inc. (a)	26,655	782,591

		8,612,210

		24,982,697

Utilities — 4.5%
Electric — 3.1%
Black Hills Corp.	32,500	1,181,050
Cleco Corp.	115,080	4,604,351
El Paso Electric Co.	95,405	3,044,374
IDACORP, Inc.	80,620	3,494,877
NorthWestern Corp.	41,500	1,441,295
Portland General Electric Co.	43,590	1,192,622

		14,958,569

Gas — 1.4%
Atmos Energy Corp.	55,700	1,956,184
PNM Resources, Inc.	51,400	1,054,214
South Jersey Industries, Inc.	12,447	626,458
Southwest Gas Corp.	47,400	2,010,234
Vectren Corp.	14,700	432,180
WGL Holdings, Inc.	13,534	530,397

		6,609,667

		21,568,236

TOTAL COMMON STOCK (Cost $395,395,026)		467,789,536

CONVERTIBLE PREFERRED STOCK — 0.4%
Financial — 0.4%
Banks — 0.4%
East West Bancorp, Inc., Series A 8.000%	1,183	1,780,415

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,170,531)		1,780,415

TOTAL EQUITIES (Cost $396,565,557)		469,569,951

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 4.8%
Diversified Financial — 4.8%
iShares Russell 2000 Value Index Fund	18,000	$1,359,180
State Street Navigator Securities Lending Prime Portfolio (c)	21,268,866	21,268,866
T. Rowe Price Reserve Investment Fund	179,787	179,787

		22,807,833

TOTAL MUTUAL FUNDS (Cost $22,617,151)		22,807,833

TOTAL LONG-TERM INVESTMENTS (Cost $419,182,708)		492,377,784

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$13,095,541	13,095,541

TOTAL SHORT-TERM INVESTMENTS (Cost $13,095,541)		13,095,541

TOTAL INVESTMENTS — 106.0% (Cost $432,278,249) (e)		505,473,325

Other Assets/(Liabilities) — (6.0)%		(28,740,787)

NET ASSETS — 100.0%		$476,732,538

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $20,548,339. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $13,095,549. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.000%, maturity dates ranging from 12/01/26 – 10/20/27, and an aggregate market value, including accrued interest, of $13,363,994.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.9%
Basic Materials — 5.1%
Chemicals — 2.8%
Albemarle Corp.	6,378	$396,202
Ashland, Inc.	5,242	421,509
Cabot Corp.	4,240	168,710
Cytec Industries, Inc.	3,246	223,422
Intrepid Potash, Inc.	3,828	81,498
Minerals Technologies, Inc.	2,514	100,359
NewMarket Corp.	764	200,321
Olin Corp.	5,702	123,106
RPM International, Inc.	9,487	278,538
Sensient Technologies Corp.	3,556	126,451
The Valspar Corp.	6,017	375,461

		2,495,577

Forest Products & Paper — 0.9%
Domtar Corp.	2,519	210,387
Potlatch Corp.	2,884	113,024
Rayonier, Inc.	8,805	456,363

		779,774

Iron & Steel — 0.8%
Carpenter Technology Corp.	3,147	162,480
Reliance Steel & Aluminum Co.	5,412	336,085
Steel Dynamics, Inc.	15,615	214,394

		712,959

Mining — 0.6%
Compass Minerals International, Inc.	2,359	176,241
Royal Gold, Inc.	4,649	378,010

		554,251

		4,542,561

Communications — 4.7%
Advertising — 0.2%
Lamar Advertising Co. Class A (a)	3,925	152,094

Internet — 2.1%
AOL, Inc. (a)	5,967	176,683
Equinix, Inc. (a)	3,478	717,164
Rackspace Hosting, Inc. (a)	7,825	581,163
TIBCO Software, Inc. (a)	11,098	244,267
ValueClick, Inc. (a)	5,033	97,690

		1,816,967

Media — 0.9%
AMC Networks, Inc. (a)	4,088	202,356
FactSet Research Systems, Inc.	2,916	256,783
John Wiley & Sons, Inc. Class A	3,336	129,870
Meredith Corp. (b)	2,567	88,433
The New York Times Co. Class A (a)	8,845	75,448

	Number of Shares	Value
Scholastic Corp.	1,894	$55,987

		808,877

Telecommunications — 1.5%
ADTRAN, Inc. (b)	4,508	88,086
Ciena Corp. (a)	7,141	112,114
InterDigital, Inc. (b)	2,924	120,176
NeuStar, Inc. Class A (a)	4,733	198,455
Plantronics, Inc.	3,083	113,670
Polycom, Inc. (a)	12,602	131,817
RF Micro Devices, Inc. (a)	19,728	88,381
Telephone & Data Systems, Inc.	7,200	159,408
Tellabs, Inc.	24,853	56,665
tw telecom, Inc. (a)	10,866	276,757

		1,345,529

		4,123,467

Consumer, Cyclical — 12.3%
Airlines — 0.3%
Alaska Air Group, Inc. (a)	5,025	216,527
JetBlue Airways Corp. (a) (b)	16,205	92,531

		309,058

Apparel — 1.1%
Ascena Retail Group, Inc. (a)	9,015	166,687
Carter’s, Inc. (a)	3,614	201,119
Deckers Outdoor Corp. (a)	2,520	101,480
Under Armour, Inc. Class A (a)	5,509	267,352
The Warnaco Group, Inc. (a)	2,913	208,484

		945,122

Auto Manufacturers — 0.2%
Oshkosh Corp. (a)	6,532	193,674

Distribution & Wholesale — 1.2%
Ingram Micro, Inc. Class A (a)	10,697	180,993
LKQ Corp. (a)	21,249	448,354
Owens & Minor, Inc.	4,526	129,036
Tech Data Corp. (a)	2,691	122,521
Watsco, Inc.	2,113	158,264

		1,039,168

Entertainment — 0.6%
Bally Technologies, Inc. (a)	2,952	131,984
Cinemark Holdings, Inc.	7,284	189,238
DreamWorks Animation SKG, Inc. Class A (a) (b)	5,144	85,236
International Speedway Corp. Class A	1,866	51,539
Scientific Games Corp. Class A (a)	3,698	32,062

		490,059

Home Builders — 1.1%
KB Home (b)	5,484	86,647
M.D.C. Holdings, Inc.	2,806	103,149
NVR, Inc. (a)	328	301,760

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Thor Industries, Inc.	3,128	$117,081
Toll Brothers, Inc. (a)	10,667	344,864

		953,501

Home Furnishing — 0.1%
Tempur-Pedic International, Inc. (a)	4,244	133,644

Leisure Time — 0.7%
LIFE TIME FITNESS, Inc. (a)	2,850	140,248
Polaris Industries, Inc.	4,589	386,164
WMS Industries, Inc. (a)	3,919	68,583

		594,995

Office Furnishings — 0.2%
Herman Miller, Inc.	4,152	88,936
HNI Corp.	3,230	97,094

		186,030

Retail — 6.4%
Advance Auto Parts, Inc.	5,226	378,101
Aeropostale, Inc. (a)	5,596	72,804
American Eagle Outfitters, Inc.	12,885	264,271
ANN, Inc. (a)	3,460	117,086
Barnes & Noble, Inc. (a) (b)	2,756	41,588
Bob Evans Farms, Inc.	1,998	80,320
Brinker International, Inc.	5,267	163,224
Cabela’s, Inc. (a)	3,286	137,191
The Cheesecake Factory, Inc.	3,555	116,320
Chico’s FAS, Inc.	11,826	218,308
Copart, Inc. (a)	7,581	223,640
Dick’s Sporting Goods, Inc.	7,022	319,431
Foot Locker, Inc.	10,761	345,643
Guess?, Inc.	4,368	107,191
Hanesbrands, Inc. (a)	7,025	251,635
HSN, Inc.	2,599	143,153
MSC Industrial Direct Co., Inc. Class A	3,309	249,432
Office Depot, Inc. (a)	20,316	66,636
Panera Bread Co. Class A (a)	2,022	321,154
PVH Corp.	5,051	560,712
Regis Corp.	4,085	69,118
Saks, Inc. (a) (b)	7,342	77,164
Signet Jewelers Ltd.	5,764	307,798
Tractor Supply Co.	5,024	443,921
The Wendy’s Co.	20,055	94,259
Williams-Sonoma, Inc.	6,173	270,192
World Fuel Services Corp.	5,137	211,490

		5,651,782

Textiles — 0.4%
Mohawk Industries, Inc. (a)	4,160	376,355

		10,873,388

Consumer, Non-cyclical — 16.8%
Agriculture — 0.1%
Universal Corp. (b)	1,690	84,348

	Number of Shares	Value
Beverages — 0.4%
Green Mountain Coffee Roasters, Inc. (a) (b)	8,800	$363,968

Biotechnology — 2.1%
Bio-Rad Laboratories, Inc. Class A (a)	1,432	150,432
Charles River Laboratories International, Inc. (a)	3,475	130,208
Regeneron Pharmaceuticals, Inc. (a)	5,380	920,356
Vertex Pharmaceuticals, Inc. (a)	15,487	649,525

		1,850,521

Commercial Services — 5.0%
Aaron’s, Inc.	5,023	142,051
Alliance Data Systems Corp. (a)	3,558	515,056
Convergys Corp.	7,798	127,965
CoreLogic, Inc. (a)	6,947	187,013
The Corporate Executive Board Co.	2,396	113,714
Corrections Corporation of America	7,131	252,937
Deluxe Corp.	3,602	116,129
DeVry, Inc.	4,111	97,554
Donnelley (R.R.) & Sons Co. (b)	12,852	115,668
FTI Consulting, Inc. (a)	2,958	97,614
Gartner, Inc. (a)	6,713	308,932
Global Payments, Inc.	5,623	254,722
HMS Holdings Corp. (a)	6,253	162,078
Lender Processing Services, Inc.	6,036	148,606
Manpower, Inc.	5,594	237,409
Monster Worldwide, Inc. (a)	8,286	46,567
Rent-A-Center, Inc.	4,205	144,484
Rollins, Inc.	4,682	103,191
Service Corp. International	15,308	211,404
Sotheby’s	4,826	162,250
Strayer Education, Inc. (b)	860	48,306
Towers Watson & Co. Class A	4,078	229,224
United Rentals, Inc. (a)	6,607	300,751
Valassis Communications, Inc. (b)	2,760	71,153
WEX, Inc. (a)	2,756	207,720

		4,402,498

Foods — 2.2%
Flowers Foods, Inc.	8,204	190,907
Harris Teeter Supermarkets, Inc.	3,509	135,307
Hillshire Brands Co.	8,735	245,803
Ingredion, Inc.	5,470	352,432
Lancaster Colony Corp.	1,394	96,451
Post Holdings, Inc. (a)	2,335	79,974
Ralcorp Holdings, Inc. (a)	3,923	351,697
Smithfield Foods, Inc. (a)	8,921	192,426
SUPERVALU, Inc. (b)	15,434	38,122
Tootsie Roll Industries, Inc. (b)	1,424	36,910
United Natural Foods, Inc. (a)	3,520	188,637

		1,908,666

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 3.0%
The Cooper Cos., Inc.	3,413	$315,634
Henry Schein, Inc. (a)	6,279	505,208
Hill-Rom Holdings, Inc.	4,342	123,747
Hologic, Inc. (a)	19,070	381,972
IDEXX Laboratories, Inc. (a)	3,896	361,549
Masimo Corp.	3,720	78,157
ResMed, Inc.	10,223	424,970
Steris Corp.	4,215	146,387
Techne Corp.	2,467	168,595
Thoratec Corp. (a)	4,192	157,284

		2,663,503

Health Care – Services — 1.8%
Community Health Systems, Inc.	6,483	199,287
Covance, Inc. (a)	3,926	226,805
Health Management Associates, Inc. Class A (a)	18,271	170,286
Health Net, Inc. (a)	5,807	141,110
LifePoint Hospitals, Inc. (a)	3,550	134,013
MEDNAX, Inc. (a)	3,574	284,204
Universal Health Services, Inc. Class B	6,337	306,394
WellCare Health Plans, Inc. (a)	3,072	149,576

		1,611,675

Household Products — 1.3%
Church & Dwight Co., Inc.	9,981	534,682
Jarden Corp. (a)	5,254	271,632
The Scotts Miracle-Gro Co. Class A	2,746	120,961
Tupperware Brands Corp.	3,930	251,913

		1,179,188

Pharmaceuticals — 0.9%
Endo Health Solutions, Inc. (a)	8,155	214,232
Omnicare, Inc.	7,879	284,432
United Therapeutics Corp. (a)	3,376	180,346
VCA Antech, Inc. (a)	6,254	131,646

		810,656

		14,875,023

Energy — 5.4%
Coal — 0.3%
Alpha Natural Resources, Inc. (a)	15,706	152,976
Arch Coal, Inc.	15,214	111,367

		264,343

Oil & Gas — 2.5%
Atwood Oceanics, Inc. (a)	4,054	185,633
Bill Barrett Corp. (a)	3,383	60,184
Cimarex Energy Co.	6,190	357,349
Forest Oil Corp. (a)	8,342	55,808
Northern Oil and Gas, Inc. (a)	4,266	71,754
Patterson-UTI Energy, Inc.	10,681	198,987

	Number of Shares	Value
Plains Exploration & Production Co. (a)	9,196	$431,660
Questar Corp.	12,528	247,553
Quicksilver Resources, Inc. (a) (b)	8,286	23,698
Rosetta Resources, Inc. (a)	3,770	171,007
SM Energy Co.	4,726	246,744
Unit Corp. (a)	3,082	138,844

		2,189,221

Oil & Gas Services — 2.6%
CARBO Ceramics, Inc.	1,399	109,598
Dresser-Rand Group, Inc. (a)	5,394	302,819
Dril-Quip, Inc. (a)	2,593	189,419
Helix Energy Solutions Group, Inc. (a)	6,975	143,964
HollyFrontier Corp.	14,455	672,880
Oceaneering International, Inc.	7,693	413,807
Oil States International, Inc. (a)	3,943	282,082
Superior Energy Services, Inc. (a)	11,320	234,550

		2,349,119

		4,802,683

Financial — 19.9%
Banks — 3.5%
Associated Banc-Corp.	12,226	160,405
BancorpSouth, Inc.	5,962	86,687
Bank of Hawaii Corp.	3,218	141,753
Cathay General Bancorp	5,214	101,673
City National Corp.	3,358	166,288
Commerce Bancshares, Inc.	5,571	195,319
Cullen/Frost Bankers, Inc.	4,374	237,377
East West Bancorp, Inc.	9,995	214,793
FirstMerit Corp.	7,835	111,179
Fulton Financial Corp.	14,273	137,163
Hancock Holding Co.	6,037	191,614
International Bancshares Corp.	3,899	70,377
Prosperity Bancshares, Inc.	3,173	133,266
Signature Bank (a)	3,299	235,351
SVB Financial Group (a)	3,163	177,033
Synovus Financial Corp.	56,040	137,298
TCF Financial Corp.	11,609	141,049
Trustmark Corp.	4,636	104,125
Valley National Bancorp (b)	14,063	130,786
Webster Financial Corp.	5,758	118,327
Westamerica Bancorp.	1,962	83,562

		3,075,425

Diversified Financial — 2.2%
Affiliated Managers Group, Inc. (a)	3,706	482,336
CBOE Holdings, Inc.	6,221	183,271
Eaton Vance Corp.	8,210	261,488
Federated Investors, Inc. Class B	6,683	135,197
Greenhill & Co., Inc.	1,861	96,753
Janus Capital Group, Inc.	13,350	113,742
Jefferies Group, Inc.	9,130	169,544

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Raymond James Financial, Inc.	7,967	$306,969
Waddell & Reed Financial, Inc. Class A	6,116	212,959

		1,962,259

Insurance — 4.4%
Alleghany Corp. (a)	1,214	407,200
American Financial Group, Inc.	5,418	214,119
Arthur J. Gallagher & Co.	8,892	308,108
Aspen Insurance Holdings Ltd.	5,083	163,063
Brown & Brown, Inc.	8,373	213,177
Everest Re Group Ltd.	3,693	406,045
Fidelity National Financial, Inc. Class A	15,137	356,476
First American Financial Corp.	7,579	182,578
The Hanover Insurance Group, Inc.	3,193	123,697
HCC Insurance Holdings, Inc.	7,244	269,549
Kemper Corp.	3,884	114,578
Mercury General Corp.	2,599	103,154
Old Republic International Corp.	17,195	183,127
Protective Life Corp.	5,703	162,992
Reinsurance Group of America, Inc. Class A	5,300	283,656
StanCorp Financial Group, Inc.	3,144	115,291
W.R. Berkley Corp.	7,849	296,221

		3,903,031

Investment Companies — 0.1%
Apollo Investment Corp.	14,482	121,070

Real Estate — 0.4%
Alexander & Baldwin, Inc. (a)	3,054	89,696
Jones Lang LaSalle, Inc.	3,134	263,068

		352,764

Real Estate Investment Trusts (REITS) — 8.4%
Alexandria Real Estate Equities, Inc.	4,556	315,822
American Campus Communities, Inc.	7,478	344,960
BioMed Realty Trust, Inc.	10,986	212,359
BRE Properties, Inc.	5,473	278,193
Camden Property Trust	6,012	410,078
Corporate Office Properties Trust	5,782	144,434
Duke Realty Corp.	19,694	273,156
Equity One, Inc.	4,382	92,066
Essex Property Trust, Inc.	2,614	383,343
Federal Realty Investment Trust	4,620	480,572
Highwoods Properties, Inc.	5,630	188,323
Home Properties, Inc.	3,669	224,946
Hospitality Properties Trust	8,804	206,190
Liberty Property Trust	8,458	302,543
The Macerich Co.	9,763	569,183
Mack-Cali Realty Corp.	5,944	155,198
National Retail Properties, Inc.	7,879	245,825
OMEGA Healthcare Investors, Inc.	8,021	191,301
Realty Income Corp. (b)	9,511	382,437

	Number of Shares	Value
Regency Centers Corp.	6,469	$304,819
Senior Housing Properties Trust	12,578	297,344
SL Green Realty Corp.	6,460	495,159
Taubman Centers, Inc.	4,398	346,211
UDR, Inc.	17,832	424,045
Weingarten Realty Investors	7,949	212,795

		7,481,302

Savings & Loans — 0.9%
Astoria Financial Corp.	5,719	53,530
First Niagara Financial Group, Inc.	25,124	199,233
New York Community Bancorp, Inc. (b)	31,501	412,663
Washington Federal, Inc.	7,598	128,178

		793,604

		17,689,455

Industrial — 19.1%
Aerospace & Defense — 1.2%
Alliant Techsystems, Inc.	2,328	144,243
BE Aerospace, Inc. (a)	7,410	366,054
Esterline Technologies Corp. (a)	2,199	139,878
Exelis, Inc.	13,312	150,026
Triumph Group, Inc.	3,558	232,338

		1,032,539

Building Materials — 1.1%
Fortune Brands Home & Security, Inc. (a)	11,637	340,033
Lennox International, Inc.	3,261	171,268
Louisiana-Pacific Corp. (a)	9,949	192,214
Martin Marietta Materials, Inc. (b)	3,293	310,464

		1,013,979

Electrical Components & Equipment — 1.6%
AMETEK, Inc.	17,364	652,365
Energizer Holdings, Inc.	4,423	353,752
General Cable Corp. (a)	3,568	108,503
Hubbell, Inc. Class B	3,806	322,102

		1,436,722

Electronics — 2.6%
Arrow Electronics, Inc. (a)	7,570	288,266
Avnet, Inc. (a)	9,802	300,039
Gentex Corp/MI	10,166	191,324
Itron, Inc. (a)	2,817	125,498
Mettler-Toledo International, Inc. (a)	2,191	423,520
National Instruments Corp.	6,805	175,637
Trimble Navigation Ltd. (a)	9,013	538,797
Vishay Intertechnology, Inc. (a)	9,420	100,135
Woodward, Inc.	4,310	164,340

		2,307,556

Engineering & Construction — 1.2%
AECOM Technology Corp. (a)	7,728	183,926
Granite Construction, Inc.	2,553	85,832

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
KBR, Inc.	10,581	$316,584
The Shaw Group, Inc. (a)	4,763	222,003
URS Corp.	5,475	214,949

		1,023,294

Environmental Controls — 0.7%
Clean Harbors, Inc. (a)	3,765	207,113
Mine Safety Appliances Co.	2,244	95,841
Waste Connections, Inc.	8,781	296,710

		599,664

Forest Products & Paper — 0.4%
Rock-Tenn Co. Class A	5,081	355,213

Hand & Machine Tools — 0.8%
Kennametal, Inc.	5,709	228,360
Lincoln Electric Holdings, Inc.	5,953	289,792
Regal-Beloit Corp.	3,195	225,152

		743,304

Machinery – Construction & Mining — 0.2%
Terex Corp. (a)	7,875	221,366

Machinery – Diversified — 2.0%
AGCO Corp. (a)	6,930	340,402
Gardner Denver, Inc.	3,525	241,462
Graco, Inc.	4,314	222,128
IDEX Corp.	5,887	273,922
Nordson Corp.	4,021	253,805
Wabtec Corp.	3,413	298,774
Zebra Technologies Corp. Class A (a)	3,618	142,115

		1,772,608

Manufacturing — 2.8%
Acuity Brands, Inc.	3,056	206,983
AptarGroup, Inc.	4,748	226,575
The Brink’s Co.	3,423	97,658
Carlisle Cos., Inc.	4,504	264,655
CLARCOR, Inc.	3,572	170,670
Crane Co.	3,433	158,879
Donaldson Co., Inc.	9,654	317,037
Harsco Corp.	5,743	134,961
ITT Corp.	6,585	154,484
Matthews International Corp. Class A	1,931	61,985
SPX Corp.	3,616	253,662
Teleflex, Inc.	2,912	207,655
Trinity Industries, Inc.	5,631	201,703

		2,456,907

Metal Fabricate & Hardware — 0.8%
Commercial Metals Co.	8,276	122,981
The Timken Co.	5,686	271,961
Valmont Industries, Inc.	1,668	227,766
Worthington Industries, Inc.	3,746	97,359

		720,067

	Number of Shares	Value
Oil & Gas Services — 0.2%
Tidewater, Inc.	3,552	$158,703

Packaging & Containers — 0.8%
Greif, Inc. Class A	2,161	96,164
Packaging Corporation of America	6,996	269,136
Silgan Holdings, Inc.	3,515	146,189
Sonoco Products Co.	7,175	213,313

		724,802

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	3,528	152,903

Transportation — 2.3%
Con-way, Inc.	3,989	110,974
Genesee & Wyoming, Inc. Class A (a)	3,124	237,674
J.B. Hunt Transport Services, Inc.	6,506	388,473
Kansas City Southern	7,872	657,155
Kirby Corp. (a)	3,983	246,508
Landstar System, Inc.	3,324	174,377
Matson, Inc.	2,998	74,111
UTI Worldwide, Inc.	7,433	99,602
Werner Enterprises, Inc.	3,165	68,585

		2,057,459

Trucking & Leasing — 0.2%
GATX Corp.	3,343	144,752

		16,921,838

Technology — 7.9%
Computers — 2.4%
Cadence Design Systems, Inc. (a)	20,012	270,362
Diebold, Inc.	4,505	137,898
DST Systems, Inc.	2,185	132,411
Jack Henry & Associates, Inc.	6,140	241,056
Lexmark International, Inc. Class A (b)	4,604	106,767
Mentor Graphics Corp. (a)	6,696	113,966
MICROS Systems, Inc. (a)	5,716	242,587
NCR Corp. (a)	11,441	291,517
Riverbed Technology, Inc. (a)	11,455	225,892
Synopsys, Inc. (a)	10,627	338,364

		2,100,820

Semiconductors — 1.9%
Atmel Corp. (a)	31,381	205,546
Cree, Inc. (a) (b)	8,267	280,913
Cypress Semiconductor Corp. (a)	9,395	101,842
Fairchild Semiconductor International, Inc. (a)	9,037	130,133
Integrated Device Technology, Inc. (a)	10,478	76,489
International Rectifier Corp. (a)	5,006	88,756
Intersil Corp. Class A	8,981	74,452
MEMC Electronic Materials, Inc. (a)	16,793	53,906

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
QLogic Corp. (a)	6,727	$65,454
Rovi Corp. (a)	7,388	113,997
Semtech Corp. (a)	4,712	136,412
Silicon Laboratories, Inc. (a)	2,741	114,601
Skyworks Solutions, Inc. (a)	13,881	281,784

		1,724,285

Software — 3.6%
ACI Worldwide, Inc. (a)	2,794	122,070
Acxiom Corp. (a)	5,388	94,074
Advent Software, Inc. (a)	2,293	49,024
Allscripts Healthcare Solutions, Inc. (a)	12,209	115,009
ANSYS, Inc. (a)	6,618	445,656
Broadridge Financial Solutions, Inc.	8,735	199,857
Compuware Corp. (a)	15,125	164,409
Concur Technologies, Inc. (a)	3,214	217,009
Fair Isaac Corp.	2,494	104,823
Informatica Corp. (a)	7,735	234,525
ManTech International Corp. Class A (b)	1,690	43,839
MSCI, Inc. (a)	8,762	271,534
Parametric Technology Corp. (a)	8,571	192,933
SEI Investments Co.	9,649	225,208
Solarwinds, Inc. (a)	4,384	229,941
Solera Holdings, Inc.	4,915	262,805
VeriFone Systems, Inc. (a)	7,684	228,061

		3,200,777

		7,025,882

Utilities — 4.7%
Electric — 2.8%
Alliant Energy Corp.	7,911	347,372
Black Hills Corp.	3,153	114,580
Cleco Corp.	4,326	173,083
Great Plains Energy, Inc.	10,913	221,643
Hawaiian Electric Industries, Inc.	6,916	173,868
IDACORP, Inc.	3,574	154,933
MDU Resources Group, Inc.	13,579	288,418
NV Energy, Inc.	16,822	305,151
OGE Energy Corp.	7,078	398,562
Westar Energy, Inc.	9,004	257,695

		2,435,305

Gas — 1.3%
Atmos Energy Corp.	6,429	225,787
Energen Corp.	5,143	231,898
PNM Resources, Inc.	5,683	116,558
UGI Corp.	8,097	264,853
Vectren Corp.	5,848	171,931
WGL Holdings, Inc.	3,676	144,062

		1,155,089

	Number of Shares	Value
Pipelines — 0.3%
National Fuel Gas Co.	5,938	$300,997

Water — 0.3%
Aqua America, Inc.	10,061	255,752

		4,147,143

TOTAL COMMON STOCK (Cost $77,145,200)		85,001,440

TOTAL EQUITIES (Cost $77,145,200)		85,001,440

MUTUAL FUNDS — 3.2%
Diversified Financial — 3.2%
State Street Navigator Securities Lending Prime Portfolio (c)	2,862,726	2,862,726

TOTAL MUTUAL FUNDS (Cost $2,862,726)		2,862,726

TOTAL LONG-TERM INVESTMENTS (Cost $80,007,926)		87,864,166

	Principal Amount
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreement — 3.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$3,468,007	3,468,007

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill 0.000% 4/25/13 (e)	160,000	159,932

TOTAL SHORT-TERM INVESTMENTS (Cost $3,627,939)		3,627,939

TOTAL INVESTMENTS — 103.2% (Cost $83,635,865) (f)		91,492,105

Other Assets/(Liabilities) — (3.2)%		(2,796,474)

NET ASSETS — 100.0%		$88,695,631

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $2,788,587. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,468,010. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $3,539,020.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 96.5%

COMMON STOCK — 96.5%
Basic Materials — 3.9%
Chemicals — 1.8%
A. Schulman, Inc.	2,065	$59,741
Aceto Corp.	2,011	20,190
American Vanguard Corp.	1,940	60,276
Balchem Corp.	2,046	74,474
Chemtura Corp. (a)	6,957	147,906
Codexis, Inc. (a)	1,771	3,914
Ferro Corp. (a)	5,836	24,395
Georgia Gulf Corp.	2,383	98,370
H.B. Fuller Co.	3,470	120,825
Hawkins, Inc.	668	25,812
Innophos Holdings, Inc.	1,520	70,680
Innospec, Inc.	1,615	55,701
KMG Chemicals, Inc.	525	9,224
Kraton Performance Polymers, Inc. (a)	2,259	54,284
Landec Corp. (a)	1,719	16,313
Minerals Technologies, Inc.	2,502	99,880
Oil-Dri Corp. of America	339	9,356
Olin Corp.	5,639	121,746
OM Group, Inc. (a)	2,283	50,683
OMNOVA Solutions, Inc. (a)	3,385	23,729
PolyOne Corp.	6,315	128,952
Quaker Chemical Corp.	912	49,120
Sensient Technologies Corp.	3,516	125,029
Spartech Corp. (a)	2,075	18,820
Stepan Co.	1,172	65,093
Zep, Inc.	1,502	21,689
Zoltek Cos., Inc. (a) (b)	1,854	14,369

		1,570,571

Forest Products & Paper — 0.8%
KapStone Paper and Packaging Corp.	2,817	62,509
P.H. Glatfelter Co.	2,999	52,423
Orchids Paper Products Co.	387	7,825
Potlatch Corp.	2,852	111,770
Resolute Forest Products (a) (b)	5,657	74,899
Schweitzer-Mauduit International, Inc.	2,209	86,217
Wausau Paper Corp.	3,215	27,842
Boise, Inc.	6,994	55,602
Buckeye Technologies, Inc.	2,744	78,780
Neenah Paper, Inc.	1,143	32,541
Clearwater Paper Corp. (a)	1,628	63,753
Deltic Timber Corp.	761	53,742

		707,903

Iron & Steel — 0.2%
Metals USA Holdings Corp.	778	13,607
Olympic Steel, Inc.	615	13,616
Schnitzer Steel Industries, Inc. Class A	1,769	53,654

	Number of Shares	Value
Shiloh Industries, Inc.	390	$4,017
Universal Stainless & Alloy (a)	515	18,936
AK Steel Holding Corp.	9,545	43,907

		147,737

Mining — 1.1%
Horsehead Holding Corp. (a)	3,181	32,478
Kaiser Aluminum Corp.	1,341	82,726
Materion Corp.	1,478	38,103
McEwen Mining, Inc. (a) (b)	15,132	57,956
Midway Gold Corp. (a) (b)	9,225	12,823
General Moly, Inc. (a)	5,022	20,138
Globe Specialty Metals, Inc.	4,299	59,111
Gold Reserve, Inc. (a)	3,519	11,648
Gold Resource Corp. (b)	2,141	32,993
Golden Minerals Co. (a) (b)	2,459	11,287
Golden Star Resources Ltd. (a) (b)	18,570	34,169
Hecla Mining Co.	19,885	115,930
Noranda Aluminum Holding Corp.	2,246	13,723
Paramount Gold and Silver Corp. (a) (b)	9,700	22,504
RTI International Metals, Inc. (a)	2,122	58,482
Revett Minerals, Inc. (a)	1,722	4,856
Stillwater Mining Co. (a) (b)	8,067	103,096
US Silica Holdings, Inc. (b)	792	13,250
US Antimony Corp. (a) (b)	3,624	6,378
United States Lime & Minerals, Inc. (a)	117	5,513
Uranerz Energy Corp. (a) (b)	4,448	6,183
Uranium Energy Corp. (a) (b)	5,705	14,605
Vista Gold Corp. (a) (b)	3,917	10,576
AMCOL International Corp.	1,765	54,150
Century Aluminum Co. (a)	3,745	32,806
Coeur d’Alene Mines Corp. (a)	6,350	156,210

		1,011,694

		3,437,905

Communications — 6.2%
Advertising — 0.1%
Harte-Hanks, Inc.	2,998	17,688
Marchex, Inc. Class B	1,529	6,284
MDC Partners, Inc.	1,725	19,493
Millennial Media, Inc. (a) (b)	769	9,636

		53,101

Internet — 2.3%
1-800-Flowers.com, Inc. Class A (a)	1,754	6,437
The Active Network, Inc. (a) (b)	2,613	12,830
Angie’s List, Inc. (a)	2,581	30,946
Bankrate, Inc. (a)	3,277	40,799
Bazaarvoice, Inc. (a)	823	7,695
Blucora, Inc. (a)	2,824	44,365
Blue Nile, Inc. (a) (b)	876	33,726

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Boingo Wireless, Inc. (a) (b)	1,065	$8,041
Brightcove, Inc. (a)	399	3,607
CafePress, Inc. (a)	309	1,783
Cogent Communications Group, Inc.	3,275	74,146
Comscore, Inc. (a)	2,528	34,836
Constant Contact, Inc. (a)	2,204	31,319
Dealertrack Technologies, Inc. (a)	3,020	86,734
Dice Holdings, Inc. (a)	2,979	27,347
Digital River, Inc. (a)	2,629	37,831
EarthLink, Inc.	7,449	48,121
Envivio, Inc. (a) (b)	527	896
ePlus, Inc.	266	10,996
ExactTarget, Inc. (a)	655	13,100
Global Sources Ltd. (a)	1,271	8,236
HealthStream, Inc. (a)	1,400	34,034
ICG Group, Inc. (a)	2,698	30,838
Internap Network Services Corp. (a)	3,921	27,212
IntraLinks Holdings, Inc. (a)	2,454	15,141
Ipass, Inc. (a)	3,496	6,398
Kayak Software Corp. (a)	234	9,294
Keynote Systems, Inc.	1,197	16,866
Limelight Networks, Inc. (a)	4,051	8,993
Lionbridge Technologies, Inc. (a)	3,792	15,244
Liquidity Services, Inc. (a)	1,642	67,092
magicJack VocalTec Ltd. (a) (b)	1,015	18,483
MeetMe, Inc. (a) (b)	1,256	4,383
ModusLink Global Solutions, Inc. (a)	2,660	7,714
Move, Inc. (a)	2,912	22,102
NIC, Inc.	4,496	73,465
Nutrisystem, Inc.	1,910	15,643
OpenTable, Inc. (a) (b)	1,570	76,616
Orbitz Worldwide, Inc. (a)	1,544	4,200
Overstock.com, Inc. (a) (b)	784	11,219
PC-Tel, Inc.	1,250	9,000
Perficient, Inc. (a)	2,331	27,459
QuinStreet, Inc. (a)	2,200	14,784
ReachLocal, Inc. (a)	682	8,805
RealNetworks, Inc. (a)	1,473	11,136
Responsys, Inc. (a)	2,404	14,328
Saba Software, Inc. (a)	2,003	17,506
Safeguard Scientifics, Inc. (a)	1,535	22,641
Sapient Corp. (a)	8,585	90,658
Shutterfly, Inc. (a)	2,493	74,466
Shutterstock, Inc. (a)	361	9,386
Sourcefire, Inc. (a)	2,056	97,084
Spark Networks, Inc. (a) (b)	775	6,045
SPS Commerce, Inc. (a)	886	33,021
Stamps.com, Inc. (a)	951	23,965
support.com, Inc. (a)	3,281	13,715
Synacor, Inc. (a) (b)	455	2,489
TechTarget, Inc. (a)	1,051	5,833
Towerstream Corp. (a) (b)	3,198	10,393
Travelzoo, Inc. (a)	481	9,134

	Number of Shares	Value
Trulia, Inc. (a)	495	$8,039
United Online, Inc.	6,468	36,156
Unwired Planet, Inc. (a)	5,848	7,018
US Auto Parts Network, Inc. (a)	991	1,814
ValueClick, Inc. (a)	5,265	102,194
VASCO Data Security International, Inc. (a)	1,897	15,479
VirnetX Holding Corp. (a) (b)	2,926	85,673
Vitacost.com, Inc. (a)	1,487	10,082
Vocus, Inc. (a)	1,510	26,244
Web.com Group, Inc. (a)	2,494	36,911
WebMD Health Corp. (a)	3,556	50,993
Websense, Inc. (a)	2,653	39,901
XO Group, Inc. (a)	1,765	16,414
Yelp, Inc. (a) (b)	568	10,707
Zix Corp. (a)	4,096	11,469

		1,989,670

Media — 0.7%
Acacia Research (a)	3,466	88,903
Beasley Broadcasting Group, Inc.	416	2,034
Belo Corp. Class A	6,572	50,407
Central European Media Enterprises Ltd. Class A (a)	2,473	15,160
Courier Corp.	701	7,711
Crown Media Holdings, Inc. Class A (a) (b)	2,307	4,268
Cumulus Media, Inc. Class A (a)	4,695	12,536
Daily Journal Corp. (a)	66	6,108
Demand Media, Inc. (a) (b)	2,224	20,661
Digital Generation, Inc. (a) (b)	1,858	20,178
The Dolan Co. (a)	2,066	8,037
The E.W. Scripps Co. Class A (a)	2,204	23,825
Entercom Communications Corp. Class A (a)	1,638	11,433
Entravision Communications Corp. Class A	3,456	5,737
Fisher Communications, Inc.	595	16,059
Journal Communications, Inc. Class A (a)	2,897	15,673
Lin TV Corp. Class A (a)	2,057	15,489
Martha Stewart Living Omnimedia, Inc. Class A (a)	1,877	4,599
The McClatchy Co. Class A (a) (b)	3,930	12,851
Meredith Corp. (b)	2,521	86,848
The New York Times Co. Class A (a)	9,476	80,830
Nexstar Broadcasting Group, Inc. Class A (a)	760	8,048
Outdoor Channel Holdings, Inc.	995	7,562
Saga Communications, Inc. Class A	237	11,021
Salem Communications Corp. Class A	684	3,735
Scholastic Corp.	1,808	53,445
Sinclair Broadcast Group, Inc. Class A	3,568	45,028

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Value Line, Inc. (b)	218	$1,955
World Wrestling Entertainment, Inc. Class A	1,829	14,431

		654,572

Software — 0.1%
BroadSoft, Inc. (a)	1,915	69,572

Telecommunications — 3.0%
8x8, Inc. (a) (b)	5,061	37,401
ADTRAN, Inc. (b)	4,440	86,758
Anaren, Inc. (a)	999	19,431
Anixter International, Inc.	1,981	126,744
Arris Group, Inc. (a)	7,862	117,458
Aruba Networks, Inc. (a)	7,889	163,697
Atlantic Tele-Network, Inc.	656	24,082
Aviat Networks, Inc. (a)	4,144	13,634
Aware, Inc.	776	4,252
Black Box Corp.	1,166	28,380
CalAmp Corp. (a)	1,932	16,074
Calix, Inc. (a)	2,648	20,363
Cbeyond, Inc. (a)	2,058	18,604
Ciena Corp. (a)	6,902	108,361
Cincinnati Bell, Inc. (a)	13,758	75,394
Comtech Telecommunications Corp.	1,284	32,588
Comverse Technology, Inc. (a)	15,361	58,986
Comverse, Inc. (a)	1,545	44,079
Consolidated Communications Holdings, Inc. (b)	2,835	45,133
DigitalGlobe, Inc. (a)	2,518	61,540
Extreme Networks (a)	6,914	25,167
Fairpoint Communications, Inc. (a) (b)	1,393	11,060
Finisar Corp. (a)	6,361	103,684
General Communication, Inc. Class A (a)	2,740	26,277
GeoEye Inc. (a)	1,083	33,281
Globecomm Systems, Inc. (a)	1,553	17,549
Harmonic, Inc. (a)	8,406	42,618
Hawaiian Telcom Holdco, Inc. (a)	691	13,474
HickoryTech Corp.	911	8,864
IDT Corp. Class B	1,020	9,731
Infinera Corp. (a) (b)	7,827	45,475
InterDigital, Inc. (b)	2,879	118,327
Iridium Communications, Inc. (a) (b)	3,682	24,817
Ixia (a)	2,978	50,566
KVH Industries, Inc. (a)	993	13,882
Leap Wireless International, Inc. (a) (b)	3,921	26,075
Loral Space & Communications, Inc.	764	41,760
Lumos Networks Corp.	1,026	10,280
Mastec, Inc. (a)	3,800	94,734
Neonode, Inc. (a) (b)	1,517	7,373
NeoPhotonics Corp. (a)	1,318	7,565
NETGEAR, Inc. (a)	2,647	104,345
Neutral Tandem, Inc.	1,893	4,865

	Number of Shares	Value
NTELOS Holdings Corp.	999	$13,097
Numerex Corp. (a)	673	8,843
Oclaro, Inc. (a) (b)	4,925	7,732
Oplink Communications, Inc. (a)	1,420	22,124
ORBCOMM, Inc. (a)	2,416	9,471
Parkervision, Inc. (a) (b)	5,104	10,361
Plantronics, Inc.	2,960	109,135
Preformed Line Products Co.	160	9,507
Premiere Global Services, Inc. (a)	3,602	35,228
Primus Telecommunications Group, Inc.	820	8,913
Procera Networks, Inc. (a)	1,394	25,859
RF Micro Devices, Inc. (a)	19,378	86,813
RigNet, Inc. (a)	927	18,939
Ruckus Wireless, Inc. (a)	588	13,248
Shenandoah Telecom Co.	1,754	26,854
ShoreTel, Inc. (a)	3,250	13,780
Sonus Networks, Inc. (a)	15,487	26,328
Sycamore Networks, Inc.	1,381	3,093
Symmetricom, Inc. (a)	3,157	18,216
TeleNav, Inc. (a)	1,122	8,954
Tellabs, Inc.	25,624	58,423
Telular Corp.	1,116	10,568
Tessco Technologies, Inc.	362	8,015
Ubiquiti Networks, Inc. (b)	706	8,571
USA Mobility, Inc.	1,491	17,415
ViaSat, Inc. (a) (b)	2,617	101,801
Vonage Holdings Corp. (a)	11,561	27,400
Westell Technologies, Inc. (a)	3,298	6,101

		2,659,517

		5,426,432

Consumer, Cyclical — 13.9%
Airlines — 0.8%
Alaska Air Group, Inc. (a)	4,978	214,502
Allegiant Travel Co.	1,064	78,108
Hawaiian Holdings, Inc. (a)	3,732	24,519
JetBlue Airways Corp. (a) (b)	16,279	92,953
Republic Airways Holdings, Inc. (a)	3,316	18,835
SkyWest, Inc.	3,608	44,956
Spirit Airlines, Inc. (a)	2,917	51,689
US Airways Group, Inc. (a)	11,452	154,602

		680,164

Apparel — 1.2%
Cherokee, Inc.	565	7,746
Crocs, Inc. (a)	6,253	89,981
Delta Apparel, Inc. (a)	475	6,640
G-III Apparel Group Ltd. (a)	1,173	40,152
Iconix Brand Group, Inc. (a)	4,991	111,399
The Jones Group, Inc.	5,701	63,053
K-Swiss, Inc. Class A (a)	1,783	5,991
Maidenform Brands, Inc. (a)	1,693	32,997
Oxford Industries, Inc.	980	45,433

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Perry Ellis International, Inc.	799	$15,900
Quiksilver, Inc. (a)	9,297	39,512
RG Barry Corp.	586	8,304
Skechers U.S.A., Inc. Class A (a)	2,664	49,284
Steven Madden Ltd. (a)	2,778	117,426
True Religion Apparel, Inc.	1,816	46,163
Unifi, Inc. (a)	947	12,320
The Warnaco Group, Inc. (a)	2,882	206,265
Weyco Group, Inc.	447	10,442
Wolverine World Wide, Inc.	3,430	140,561

		1,049,569

Auto Manufacturers — 0.1%
Wabash National Corp. (a)	4,874	43,720

Automotive & Parts — 1.0%
Accuride Corp. (a)	3,201	10,275
American Axle & Manufacturing Holdings, Inc. (a)	4,692	52,550
Commercial Vehicle Group, Inc. (a)	1,647	13,522
Cooper Tire & Rubber Co.	4,330	109,809
Dana Holding Corp.	10,374	161,938
Dorman Products, Inc.	1,707	60,325
Douglas Dynamics, Inc.	1,630	23,456
Exide Technologies (a)	5,885	20,127
Federal-Mogul Corp. (a)	1,249	10,017
Fuel Systems Solutions, Inc. (a)	988	14,524
Gentherm, Inc. (a)	2,166	28,808
Meritor, Inc. (a)	6,608	31,256
Miller Industries, Inc.	744	11,346
Modine Manufacturing Co. (a)	3,390	27,561
Spartan Motors, Inc.	2,276	11,221
Standard Motor Products, Inc.	1,443	32,063
Superior Industries International, Inc.	1,659	33,844
Tenneco, Inc. (a)	4,274	150,060
Titan International, Inc. (b)	3,328	72,284
Tower International, Inc. (a)	389	3,131

		878,117

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc. (a)	3,260	108,493
BlueLinx Holdings, Inc. (a) (b)	1,627	4,572
Chindex International, Inc. (a)	777	8,158
Core-Mark Holding Co., Inc.	815	38,590
Houston Wire & Cable Co.	1,203	14,761
MWI Veterinary Supply, Inc. (a)	900	99,000
Owens & Minor, Inc.	4,437	126,499
Pool Corp.	3,342	141,433
Rentrak Corp. (a)	630	12,279
ScanSource, Inc. (a)	1,928	61,253
United Stationers, Inc.	2,887	89,468
Watsco, Inc.	2,070	155,043

		859,549

	Number of Shares	Value
Entertainment — 1.1%
Ascent Media Corp. Series A (a)	990	$61,320
Bluegreen Corp. (a)	966	9,061
Carmike Cinemas, Inc. (a)	1,191	17,865
Churchill Downs, Inc.	909	60,403
International Speedway Corp. Class A	1,943	53,666
Isle of Capri Casinos, Inc. (a)	1,410	7,896
Lions Gate Entertainment Corp. (a) (b)	5,905	96,842
Marriott Vacations Worldwide Corp. (a)	1,845	76,881
National CineMedia, Inc.	3,920	55,390
Pinnacle Entertainment, Inc. (a)	4,128	65,346
Reading International, Inc. (a)	1,137	6,833
Scientific Games Corp. Class A (a)	3,628	31,455
SHFL Entertainment, Inc. (a)	3,840	55,680
Six Flags Entertainment Corp.	2,794	170,993
Speedway Motorsports, Inc.	893	15,931
Steinway Musical Instruments, Inc. (a)	465	9,835
Vail Resorts, Inc.	2,545	137,659

		933,056

Home Builders — 0.7%
Beazer Homes USA, Inc. (a) (b)	1,704	28,781
Cavco Industries, Inc. (a)	505	25,240
Hovnanian Enterprises, Inc. Class A (a) (b)	7,444	52,108
KB Home (b)	5,358	84,656
M.D.C. Holdings, Inc.	2,700	99,252
M/I Homes, Inc. (a)	1,486	39,379
Meritage Home Corp. (a)	2,176	81,274
The Ryland Group, Inc.	3,143	114,719
Standard Pacific Corp. (a) (b)	8,018	58,932
Winnebago Industries, Inc. (a)	2,109	36,127

		620,468

Home Furnishing — 0.2%
American Woodmark Corp. (a)	721	20,058
Bassett Furniture Industries, Inc.	754	9,402
DTS, Inc. (a)	1,348	22,512
Ethan Allen Interiors, Inc.	1,697	43,630
Flexsteel Industries, Inc.	301	6,457
Hooker Furniture Corp.	726	10,549
Kimball International, Inc. Class B	2,357	27,365
La-Z-Boy, Inc.	3,605	51,011
Sealy Corp. (a) (b)	3,390	7,356
Universal Electronics, Inc. (a)	1,112	21,517
VOXX International Corp. (a)	1,229	8,271

		228,128

Household Products — 0.0%
Skullcandy, Inc. (a)	1,090	8,491

Housewares — 0.0%
Libbey, Inc. (a)	1,488	28,793
Lifetime Brands, Inc.	646	6,854

		35,647

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leisure Time — 0.7%
Arctic Cat, Inc. (a)	908	$30,318
Black Diamond, Inc. (a)	1,410	11,562
Brunswick Corp.	6,273	182,482
Callaway Golf Co.	4,698	30,537
Interval Leisure Group, Inc.	2,714	52,624
Johnson Outdoors, Inc. (a)	381	7,590
LIFE TIME FITNESS, Inc. (a)	3,015	148,368
Marine Products Corp.	702	4,015
Multimedia Games Holding Co. (a)	1,981	29,141
Town Sports International Holdings, Inc.	1,727	18,393
WMS Industries, Inc. (a)	3,841	67,217

		582,247

Lodging — 0.3%
Ameristar Casinos, Inc.	2,324	60,982
Boyd Gaming Corp. (a) (b)	4,034	26,786
Caesars Entertainment Corp. (a) (b)	2,741	18,968
Marcus Corp.	1,321	16,473
Monarch Casino & Resort, Inc. (a)	601	6,557
Morgans Hotel Group Co. (a)	1,482	8,210
MTR Gaming Group, Inc. (a)	1,527	6,367
Orient-Express Hotels Ltd. (a)	6,743	78,826
Red Lion Hotels Corp. (a)	932	7,353

		230,522

Office Furnishings — 0.4%
Herman Miller, Inc.	4,148	88,850
HNI Corp.	3,237	97,304
Interface, Inc.	4,082	65,639
Knoll, Inc.	3,370	51,763
Steelcase, Inc. Class A	5,316	67,726

		371,282

Pharmaceuticals — 0.0%
PetMed Express, Inc. (b)	1,370	15,207

Retail — 6.0%
Aeropostale, Inc. (a)	5,656	73,585
AFC Enterprises, Inc. (a)	1,716	44,839
America’s Car-Mart, Inc. (a)	585	23,704
ANN, Inc. (a)	3,392	114,785
Asbury Automotive Group, Inc. (a)	1,940	62,138
Barnes & Noble, Inc. (a) (b)	2,039	30,769
bebe stores, Inc.	2,487	9,923
Big 5 Sporting Goods Corp.	1,120	14,672
Biglari Holdings, Inc. (a)	87	33,932
BJ’s Restaurants, Inc. (a)	1,710	56,259
Bloomin’ Brands, Inc. (a)	1,352	21,145
Bob Evans Farms, Inc.	2,025	81,405
Body Central Corp. (a)	1,086	10,817
The Bon-Ton Stores, Inc. (b)	852	10,326
Bravo Brio Restaurant Group, Inc. (a)	1,456	19,554
Brown Shoe Co., Inc.	3,007	55,239
The Buckle, Inc.	1,924	85,887

	Number of Shares	Value
Buffalo Wild Wings, Inc. (a)	1,290	$93,938
Cabela’s, Inc. (a)	3,292	137,441
Caribou Coffee Co., Inc. (a)	1,545	25,014
Carrols Restaurant Group, Inc. (a)	1,025	6,130
Casey’s General Stores, Inc.	2,653	140,874
Cash America International, Inc.	2,047	81,205
Casual Male Retail Group, Inc. (a)	2,819	11,840
The Cato Corp. Class A	1,914	52,501
CEC Entertainment, Inc.	1,296	43,014
The Cheesecake Factory, Inc.	3,782	123,747
The Children’s Place Retail Store, Inc. (a)	1,690	74,850
Chuy’s Holdings, Inc. (a)	449	10,031
Citi Trends, Inc. (a)	1,003	13,801
Columbia Sportswear Co. (b)	860	45,890
Conn’s, Inc. (a) (b)	1,185	36,356
Cracker Barrel Old Country Store, Inc.	1,356	87,137
Del Frisco’s Restaurant Group, Inc. (a)	388	6,049
Denny’s Corp. (a)	6,896	33,652
Destination Maternity Corp.	989	21,323
DineEquity, Inc. (a)	1,063	71,221
Domino’s Pizza, Inc.	4,071	177,292
Einstein Noah Restaurant Group, Inc.	415	5,067
Express, Inc. (a)	6,229	93,996
EZCORP, Inc. Class A (a)	3,347	66,471
Fiesta Restaurant Group, Inc. (a)	1,217	18,644
The Finish Line, Inc. Class A	3,520	66,634
First Cash Financial Services, Inc. (a)	1,987	98,595
Five Below, Inc. (a)	808	25,888
Francesca’s Holdings Corp. (a) (b)	2,423	62,901
Fred’s, Inc. Class A	2,624	34,925
Frisch’s Restaurants, Inc.	210	3,885
Genesco, Inc. (a)	1,702	93,610
Gordmans Stores, Inc. (a)	571	8,576
Group 1 Automotive, Inc. (b)	1,622	100,548
Haverty Furniture Cos., Inc.	1,415	23,079
hhgregg, Inc. (a) (b)	1,058	7,427
Hibbett Sports, Inc. (a)	1,831	96,494
Hot Topic, Inc.	3,046	29,394
HSN, Inc.	2,508	138,141
Ignite Restaurant Group, Inc. (a)	447	5,811
Jack in the Box, Inc. (a)	3,069	87,773
Jamba, Inc. (a)	5,462	12,235
Jos. A. Bank Clothiers, Inc. (a)	1,938	82,520
Kirkland’s, Inc. (a)	976	10,336
Krispy Kreme Doughnuts, Inc. (a)	4,266	40,015
Lithia Motors, Inc. Class A	1,518	56,804
Luby’s, Inc. (a)	1,345	8,998
Lumber Liquidators Holdings, Inc. (a)	1,915	101,169
MarineMax, Inc. (a)	1,373	12,275
Mattress Firm Holding Corp. (a) (b)	740	18,152
The Men’s Wearhouse, Inc.	3,546	110,493
Nathan’s Famous, Inc. (a)	179	6,032

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
New York & Co., Inc. (a)	1,840	$7,010
Office Depot, Inc. (a)	19,798	64,937
OfficeMax, Inc.	6,042	58,970
Orchard Supply Hardware Stores Corp. Class A (a) (b)	128	948
The Pantry, Inc. (a)	1,734	21,033
Papa John’s International, Inc. (a)	1,247	68,510
PC Connection, Inc.	598	6,877
Penske Auto Group, Inc.	2,951	88,796
The PEP Boys-Manny, Moe & Jack	3,748	36,843
Perfumania Holdings, Inc. (a)	344	1,692
Pier 1 Imports, Inc.	6,829	136,580
PriceSmart, Inc.	1,291	99,472
RadioShack Corp. (b)	6,703	14,210
Red Robin Gourmet Burgers, Inc. (a)	1,052	37,125
Regis Corp.	3,994	67,578
Restoration Hardware Holdings, Inc. (a) (b)	392	13,222
Rite Aid Corp. (a)	46,316	62,990
Roundy’s, Inc. (b)	1,346	5,990
Ruby Tuesday, Inc. (a)	4,563	35,865
Rue21, Inc. (a)	1,113	31,598
Rush Enterprises, Inc. Class A (a)	2,347	48,512
Ruth’s Hospitality Group, Inc. (a)	2,377	17,281
Saks, Inc. (a) (b)	7,621	80,097
Select Comfort Corp. (a)	3,949	103,345
Shoe Carnival, Inc.	1,048	21,474
Sonic Automotive, Inc. Class A	3,011	62,900
Sonic Corp. (a)	3,951	41,130
Stage Stores, Inc.	2,144	53,128
Stein Mart, Inc.	1,840	13,874
Susser Holdings Corp. (a)	806	27,799
Systemax, Inc.	742	7,160
Teavana Holdings, Inc. (a) (b)	592	9,176
Texas Roadhouse, Inc.	4,317	72,526
Tilly’s, Inc. (a)	619	8,350
Titan Machinery, Inc. (a) (b)	1,217	30,060
Tuesday Morning Corp. (a)	3,130	19,563
Vera Bradley, Inc. (a) (b)	1,429	35,868
Vitamin Shoppe, Inc. (a)	2,084	119,538
West Marine, Inc. (a)	1,020	10,965
The Wet Seal, Inc. Class A (a)	6,100	16,836
Winmark Corp.	153	8,721
Zumiez, Inc. (a)	1,574	30,551

		5,268,273

Storage & Warehousing — 0.1%
Mobile Mini, Inc. (a)	2,675	55,720
Wesco Aircraft Holdings, Inc. (a)	1,185	15,654

		71,374

Textiles — 0.2%
Culp, Inc.	589	8,841
Fifth & Pacific Cos., Inc. (a)	7,563	94,159

	Number of Shares	Value
G&K Services, Inc. Class A	1,328	$45,351
UniFirst Corp.	1,031	75,593

		223,944

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.	1,583	19,819
LeapFrog Enterprises, Inc. (a)	3,644	31,448

		51,267

		12,151,025

Consumer, Non-cyclical — 19.1%
Agriculture — 0.4%
Alico, Inc.	236	8,645
Alliance One International, Inc. (a)	6,496	23,645
Cadiz, Inc. (a) (b)	877	6,946
Griffin Land & Nurseries, Inc.	189	5,103
Limoneira Co.	557	10,800
Star Scientific, Inc. (a) (b)	10,447	27,998
Tejon Ranch Co. (a)	963	27,041
The Andersons, Inc.	1,300	55,770
Universal Corp. (b)	1,630	81,353
Vector Group Ltd. (b)	3,856	57,339

		304,640

Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a) (b)	542	72,872
Central European Distribution Corp. (a) (b)	4,441	9,637
Coca-Cola Bottling Co. Consolidated	342	22,743
Craft Brew Alliance, Inc. (a)	704	4,562
Farmer Bros Co. (a)	458	6,609
Heckmann Corp. (a) (b)	10,067	40,570
National Beverage Corp.	756	11,030

		168,023

Biotechnology — 2.1%
Acorda Therapeutics, Inc. (a)	2,798	69,558
Aegerion Pharmaceuticals, Inc. (a) (b)	1,743	44,255
Affymax, Inc. (a)	2,520	47,880
Affymetrix, Inc. (a) (b)	4,760	15,089
Agenus, Inc. (a) (b)	1,535	6,294
Alkermes PLC (a)	8,634	159,902
AMAG Pharmaceuticals, Inc. (a)	1,568	23,065
Arena Pharmaceuticals, Inc. (a) (b)	15,120	136,382
Arqule, Inc. (a)	3,965	11,062
Astex Pharmaceuticals (a)	7,017	20,420
Avant Immunotherapeutics, Inc. (a)	4,334	29,081
AVEO Pharmaceuticals, Inc. (a)	2,916	23,474
BioCryst Pharmaceuticals, Inc. (a) (b)	3,307	4,696
Biotime, Inc. (a) (b)	2,055	6,453
Cambrex Corp. (a)	2,160	24,581
Ceres, Inc. (a)	403	1,830
Coronado Biosciences, Inc. (a) (b)	1,357	6,120

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CryoLife, Inc.	1,854	$11,550
Curis, Inc. (a) (b)	5,376	18,440
Dendreon Corp. (a) (b)	10,839	57,230
Discovery Laboratories, Inc. (a) (b)	2,918	6,157
Dynavax Technologies Corp. (a)	12,465	35,650
Enzon Pharmaceuticals, Inc.	2,846	12,608
Exact Sciences Corp. (a)	4,466	47,295
Exelixis, Inc. (a) (b)	12,804	58,514
Geron Corp. (a)	8,898	12,546
GTx, Inc. (a)	1,785	7,497
Halozyme Therapeutics, Inc. (a)	6,403	42,964
Harvard Bioscience, Inc. (a)	1,672	7,323
Immunogen, Inc. (a) (b)	5,833	74,371
Immunomedics, Inc. (a) (b)	4,432	12,941
Integra LifeSciences Holdings (a)	1,365	53,194
Intercept Pharmaceuticals, Inc. (a) (b)	330	11,299
InterMune, Inc. (a) (b)	4,629	44,855
Ironwood Pharmaceuticals, Inc. (a)	5,266	58,400
KYTHERA Biopharmaceuticals, Inc. (a)	353	10,710
Lexicon Pharmaceuticals, Inc. (a)	14,848	32,963
Ligand Pharmaceuticals, Inc. (a)	1,263	26,195
Maxygen, Inc.	1,855	4,563
Merrimack Pharmaceuticals, Inc. (a) (b)	1,022	6,224
Momenta Pharmaceuticals, Inc. (a)	3,329	39,216
NewLink Genetics Corp. (a) (b)	854	10,675
Novavax, Inc. (a) (b)	9,076	17,154
NPS Pharmaceuticals, Inc. (a)	6,013	54,718
Omeros Corp. (a) (b)	1,827	9,482
OncoGenex Pharmaceutical, Inc. (a)	977	12,818
Oncothyreon, Inc. (a) (b)	3,847	7,386
Pacific Biosciences of California, Inc. (a)	2,506	4,260
PDL BioPharma, Inc. (b)	9,719	68,519
Repligen Corp. (a)	2,074	13,046
RTI Biologics, Inc. (a)	3,768	16,089
Sangamo Biosciences, Inc. (a) (b)	3,602	21,648
Seattle Genetics, Inc. (a) (b)	6,707	155,602
Sequenom, Inc. (a) (b)	8,237	38,879
Spectrum Pharmaceuticals, Inc. (b)	4,185	46,830
Sunesis Pharmaceuticals, Inc. (a) (b)	2,317	9,731
Transcept Pharmaceuticals, Inc. (a)	850	3,783
Trius Therapeutics, Inc. (a)	1,680	8,030
Verastem, Inc. (a) (b)	428	3,762
Vical, Inc. (a)	5,113	14,879
XOMA Corp. (a) (b)	5,776	13,834
ZIOPHARM Oncology, Inc. (a) (b)	4,971	20,679

		1,874,651

Commercial Services — 6.0%
ABM Industries, Inc.	3,739	74,593
Accretive Health, Inc. (a) (b)	3,969	45,882

	Number of Shares	Value
The Advisory Board Co. (a)	2,425	$113,466
American Public Education, Inc. (a) (b)	1,275	46,040
AMN Healthcare Services, Inc. (a)	3,110	35,920
Arbitron, Inc.	1,841	85,938
Avis Budget Group, Inc. (a)	7,391	146,490
Barrett Business Services, Inc.	521	19,845
Bridgepoint Education, Inc. (a) (b)	1,173	12,082
Capella Education Co. (a)	909	25,661
Cardtronics, Inc. (a)	3,078	73,072
Career Education Corp. (a)	3,490	12,285
Carriage Services, Inc.	1,231	14,612
CBIZ, Inc. (a) (b)	2,888	17,068
CDI Corp.	1,034	17,712
Cenveo, Inc. (a) (b)	3,642	9,833
Chemed Corp.	1,355	92,939
Coinstar, Inc. (a) (b)	2,179	113,330
Collectors Universe (b)	361	3,621
Consolidated Graphics, Inc. (a)	538	18,787
Convergys Corp.	7,617	124,995
Corinthian Colleges, Inc. (a) (b)	5,283	12,891
The Corporate Executive Board Co.	2,334	110,772
Corvel Corp. (a)	412	18,470
CoStar Group, Inc. (a)	1,983	177,221
CRA International, Inc. (a)	699	13,819
Cross Country Healthcare, Inc. (a)	1,827	8,770
Deluxe Corp.	3,598	115,999
Education Management Corp. (a) (b)	1,804	7,902
Electro Rent Corp.	1,397	21,486
Euronet Worldwide, Inc. (a)	3,530	83,308
ExamWorks Group, Inc. (a)	2,126	29,743
Exlservice Holdings, Inc. (a)	1,645	43,592
Forrester Research, Inc.	1,018	27,282
Franklin Covey Co. (a)	930	11,997
FTI Consulting, Inc. (a)	2,979	98,307
The Geo Group, Inc.	5,168	145,738
Global Cash Access Holdings, Inc. (a)	4,697	36,824
Grand Canyon Education, Inc. (a)	2,783	65,317
Great Lakes Dredge & Dock Co.	4,217	37,658
Green Dot Corp. Class A (a) (b)	1,764	21,521
H&E Equipment Services, Inc.	2,065	31,120
The Hackett Group, Inc.	1,658	7,096
Healthcare Services Group, Inc.	4,762	110,621
Heartland Payment Systems, Inc.	2,694	79,473
Heidrick & Struggles International, Inc.	1,214	18,526
Hill International, Inc. (a)	1,536	5,622
Hillenbrand, Inc.	3,843	86,890
HMS Holdings Corp. (a)	6,062	157,127
Hudson Global, Inc. (a)	2,236	10,017
Huron Consulting Group, Inc. (a)	1,603	54,005
ICF International, Inc. (a)	1,433	33,590
Insperity, Inc.	1,595	51,933
Intersections, Inc. (b)	612	5,802
K12, Inc. (a) (b)	1,916	39,163

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kelly Services, Inc. Class A	1,956	$30,787
Kforce, Inc.	2,098	30,064
Korn/Ferry International (a)	3,368	53,416
Landauer, Inc.	670	41,011
LifeLock, Inc. (a)	1,305	10,610
Lincoln Educational Services Corp.	1,542	8,620
Live Nation Entertainment, Inc. (a)	9,752	90,791
Mac-Gray Corp.	799	10,027
MAXIMUS, Inc.	2,392	151,222
McGrath RentCorp	1,739	50,466
Medifast, Inc. (a)	1,001	26,416
MoneyGram International, Inc. (a)	1,598	21,237
Monro Muffler Brake, Inc.	2,156	75,395
Monster Worldwide, Inc. (a)	8,523	47,899
Multi-Color Corp.	1,000	23,990
National American University Holdings, Inc.	680	2,618
National Research Corp.	169	9,160
Navigant Consulting, Inc. (a)	3,681	41,080
Odyssey Marine Exploration, Inc. (a) (b)	4,932	14,648
On Assignment, Inc. (a)	2,996	60,759
PAREXEL International Corp. (a)	4,207	124,485
PDI, Inc. (a)	676	5,138
Pendrell Corp. (a)	10,424	13,238
Performant Financial Corp. (a)	653	6,595
PHH Corp. (a)	3,933	89,476
Premier Exhibitions, Inc. (a) (b)	1,738	4,710
PRG-Schultz International, Inc. (a)	1,714	11,055
Providence Service Corp. (a)	879	14,934
Quad/Graphics, Inc. (b)	1,820	37,110
Rent-A-Center, Inc.	4,196	144,175
Resources Connection, Inc.	3,037	36,262
RPX Corp. (a)	1,426	12,891
ServiceSource International, Inc. (a) (b)	3,340	19,539
Sotheby’s	4,774	160,502
Standard Parking Corp. (a)	1,146	25,201
Steiner Leisure Ltd. (a)	1,072	51,660
Stewart Enterprises, Inc. Class A	5,293	40,438
Strayer Education, Inc. (b)	838	47,070
Swisher Hygiene, Inc. (a) (b)	7,587	13,277
Team Health Holdings, Inc. (a)	1,982	57,022
Team, Inc. (a)	1,399	53,218
TeleTech Holdings, Inc. (a)	1,665	29,637
TMS International Corp. (a)	869	10,880
TNS, Inc. (a)	1,690	35,034
Tree.com, Inc.	403	7,266
TrueBlue, Inc. (a)	2,858	45,013
Universal Technical Institute, Inc.	1,443	14,488
Valassis Communications, Inc. (b)	2,770	71,411
Viad Corp.	1,393	37,834
VistaPrint NV (a) (b)	2,378	78,141
Westway Group, Inc. (a)	824	5,496
WEX, Inc. (a)	2,729	205,685

	Number of Shares	Value
Zipcar, Inc. (a)	1,810	$14,914

		5,207,784

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. (a)	1,754	78,948
Inter Parfums, Inc.	1,212	23,586
Revlon, Inc. Class A (a)	755	10,947

		113,481

Foods — 1.9%
Annie’s, Inc. (a)	336	11,232
Arden Group, Inc. Class A	73	6,568
B&G Foods, Inc.	3,727	105,511
Boulder Brands, Inc. (a)	4,152	53,561
Cal-Maine Foods, Inc. (b)	1,019	40,984
Calavo Growers, Inc.	883	22,260
The Chefs’ Warehouse, Inc. (a)	741	11,715
Chiquita Brands International, Inc. (a)	3,342	27,572
Diamond Foods, Inc. (b)	1,490	20,368
Dole Food Co., Inc. (a)	2,587	29,673
Fresh Del Monte Produce, Inc.	2,669	70,328
Harris Teeter Supermarkets, Inc.	3,111	119,960
Ingles Markets, Inc. Class A	852	14,706
Inventure Foods, Inc. (a)	879	5,705
J&J Snack Foods Corp.	1,036	66,242
John B Sanfilippo & Son, Inc.	536	9,744
Lancaster Colony Corp.	1,289	89,186
Lifeway Foods, Inc.	313	2,736
Nash Finch Co.	918	19,535
Pilgrim’s Pride Corp. (a)	4,339	31,458
Post Holdings, Inc. (a)	1,841	63,054
Sanderson Farms, Inc.	1,603	76,223
Seaboard Corp.	22	55,657
Seneca Foods Corp. Class A (a)	582	17,693
Snyders-Lance, Inc.	3,090	74,500
Spartan Stores, Inc.	1,603	24,622
SUPERVALU, Inc. (b)	15,064	37,208
The Hain Celestial Group, Inc. (a)	2,601	141,026
Tootsie Roll Industries, Inc. (b)	1,676	43,442
TreeHouse Foods, Inc. (a)	2,543	132,567
United Natural Foods, Inc. (a)	3,439	184,296
Village Super Market	622	20,439
Weis Markets, Inc.	788	30,866

		1,660,637

Health Care – Products — 3.0%
Abaxis, Inc.	1,514	56,169
ABIOMED, Inc. (a) (b)	2,389	32,156
Accuray, Inc. (a)	5,110	32,857
Alphatec Holdings, Inc. (a)	3,681	6,074
AngioDynamics, Inc. (a)	1,836	20,178
ArthroCare Corp. (a)	1,920	66,413
AtriCure, Inc. (a)	984	6,790
Atrion Corp.	116	22,736

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BG Medicine, Inc. (a)	724	$1,672
Cantel Medical Corp.	1,502	44,654
Cardiovascular Systems, Inc. (a) (b)	1,132	14,207
Cepheid, Inc. (a)	4,634	156,676
Cerus Corp. (a) (b)	3,665	11,581
Conceptus, Inc. (a)	2,207	46,369
CONMED Corp.	1,977	55,257
Cyberonics, Inc. (a)	1,912	100,437
Cynosure Inc. Class A (a)	867	20,903
Dexcom, Inc. (a)	4,780	65,056
Endologix, Inc. (a)	3,865	55,038
EnteroMedics, Inc. (a) (b)	1,703	4,768
Exactech, Inc. (a)	579	9,814
The Female Health Co.	1,288	9,248
Genomic Health, Inc. (a)	1,154	31,458
Globus Medical, Inc. Class A (a) (b)	641	6,724
Haemonetics Corp. (a)	3,531	144,206
Hanger, Inc. (a)	2,379	65,089
Hansen Medical, Inc. (a)	3,707	7,711
HeartWare International, Inc. (a) (b)	1,001	84,034
ICU Medical, Inc. (a)	874	53,253
ImmunoCellular Therapeutics Ltd. (a) (b)	3,751	7,202
Insulet Corp. (a)	3,324	70,535
Invacare Corp.	2,293	37,376
Luminex Corp. (a)	2,921	48,956
MAKO Surgical Corp. (a) (b)	2,764	35,573
Masimo Corp.	3,554	74,670
Merge Healthcare, Inc. (a) (b)	3,970	9,806
Meridian Bioscience, Inc.	2,874	58,198
Merit Medical Systems, Inc. (a)	2,980	41,422
Natus Medical, Inc. (a)	2,162	24,171
Navidea Biopharmaceuticals, Inc. (a) (b)	6,485	18,353
NuVasive, Inc. (a)	3,049	47,138
NxStage Medical, Inc. (a)	3,668	41,265
OraSure Technologies, Inc. (a)	3,793	27,234
Orthofix International NV (a)	1,313	51,640
Palomar Medical Technologies, Inc. (a)	1,320	12,157
PhotoMedex, Inc. (a) (b)	882	12,798
PSS World Medical, Inc. (a)	3,500	101,080
Quidel Corp. (a) (b)	2,016	37,639
Rochester Medical Corp. (a)	713	7,187
Rockwell Medical Technologies, Inc. (a) (b)	1,404	11,302
Solta Medical, Inc. (a)	4,900	13,083
Spectranetics Corp. (a)	2,447	36,142
Staar Surgical Co. (a)	2,442	14,896
Steris Corp.	4,058	140,934
SurModics, Inc. (a)	893	19,967
Symmetry Medical, Inc. (a)	2,697	28,372
Tornier BV (a)	1,137	19,090
Unilife Corp. (a) (b)	5,780	13,121
Utah Medical Products, Inc.	221	7,967
Vascular Solutions, Inc. (a)	1,233	19,481

	Number of Shares	Value
Volcano Corp. (a)	3,703	$87,428
West Pharmaceutical Services, Inc.	2,376	130,086
Wright Medical Group, Inc. (a)	2,748	57,681
Young Innovations, Inc.	370	14,582
Zeltiq Aesthetics, Inc. (a)	1,144	5,297

		2,615,357

Health Care – Services — 1.6%
Acadia Healthcare Co., Inc. (a)	1,873	43,697
Air Methods Corp.	2,676	98,718
Almost Family, Inc.	556	11,264
Amedisys, Inc. (a)	2,195	24,738
AmSurg Corp. (a)	2,200	66,022
Assisted Living Concepts, Inc.	1,303	12,704
Bio-Reference Laboratories, Inc. (a) (b)	1,731	49,662
Capital Senior Living Corp. (a)	2,011	37,586
Centene Corp. (a)	3,633	148,953
Emeritus Corp. (a)	2,156	53,296
The Ensign Group, Inc.	1,243	33,797
Five Star Quality Care, Inc. (a)	2,859	14,324
Gentiva Health Services, Inc. (a)	2,241	22,522
HealthSouth Corp. (a)	6,727	142,007
Healthways, Inc. (a)	2,438	26,087
The IPC Hospitalist Co. (a)	1,170	46,461
Kindred Healthcare, Inc. (a)	3,691	39,937
LHC Group, Inc. (a)	1,075	22,897
Magellan Health Services, Inc. (a)	1,901	93,149
Molina Healthcare, Inc. (a)	2,087	56,474
National Healthcare Corp.	753	35,406
Select Medical Holdings Corp.	2,535	23,905
Skilled Healthcare Group, Inc. Class A (a)	1,291	8,224
Sunrise Senior Living, Inc. (a) (b)	4,057	58,340
Triple-S Management Corp. Class B (a)	1,424	26,301
U.S. Physical Therapy, Inc.	864	23,794
Universal American Corp.	2,774	23,829
Vanguard Health Systems, Inc. (a)	2,323	28,457
WellCare Health Plans, Inc. (a)	3,042	148,115

		1,420,666

Household Products — 0.5%
Acco Brands Corp. (a)	7,895	57,949
American Greetings Corp. Class A (b)	2,207	37,276
AT Cross Co. (a)	650	7,007
Blyth, Inc. (b)	699	10,870
Central Garden & Pet Co. Class A (a)	2,772	28,967
CSS Industries, Inc.	655	14,338
Ennis, Inc.	1,897	29,347
Helen of Troy Ltd. (a)	2,202	73,525
Prestige Brands Holdings, Inc. (a)	3,498	70,065
Spectrum Brands Holdings, Inc.	1,596	71,708
WD-40 Co.	1,113	52,433

		453,485

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 3.3%
Achillion Pharmaceuticals, Inc. (a)	4,257	$34,141
Acura Pharmaceuticals, Inc. (a) (b)	819	1,818
Akorn, Inc. (a)	3,977	53,133
Align Technology, Inc. (a)	5,073	140,776
Alnylam Pharmaceuticals, Inc. (a)	3,246	59,240
Amicus Therapeutics, Inc. (a) (b)	2,036	5,456
Ampio Pharmaceuticals, Inc. (a) (b)	2,077	7,456
Anacor Pharmaceuticals, Inc. (a)	964	5,013
Anika Therapeutics, Inc. (a)	794	7,892
Antares Pharma, Inc. (a) (b)	7,460	28,423
Array Biopharma, Inc. (a)	8,141	30,285
Auxilium Pharmaceuticals, Inc. (a)	3,380	62,631
AVANIR Pharmaceuticals, Inc. (a) (b)	9,912	26,069
BioDelivery Sciences International, Inc. (a) (b)	1,916	8,258
BioScrip, Inc. (a)	3,158	34,012
Biospecifics Technologies Corp. (a)	334	4,993
Cadence Pharmaceuticals, Inc. (a) (b)	4,464	21,383
Cempra, Inc. (a)	285	1,824
ChemoCentryx, Inc. (a) (b)	365	3,993
Clovis Oncology, Inc. (a) (b)	919	14,704
Corcept Therapeutics, Inc. (a) (b)	2,948	4,216
Cornerstone Therapeutics, Inc. (a)	577	2,729
Cubist Pharmaceuticals, Inc. (a)	4,457	187,461
Cumberland Pharmaceuticals, Inc. (a) (b)	802	3,368
Cytori Therapeutics, Inc. (a)	4,400	12,408
DepoMed, Inc. (a)	4,114	25,466
Derma Sciences, Inc. (a) (b)	819	9,099
Durata Therapeutics, Inc. (a) (b)	578	4,416
Dyax Corp. (a)	7,174	24,966
Emergent Biosolutions, Inc. (a)	1,881	30,171
Endocyte, Inc. (a)	2,199	19,747
Furiex Pharmaceuticals, Inc. (a)	496	9,553
Hi-Tech Pharmacal Co., Inc.	780	27,284
Hyperion Therapeutics, Inc. (a) (b)	286	3,226
Idenix Pharmaceuticals, Inc. (a) (b)	6,297	30,540
Impax Laboratories, Inc. (a)	4,675	95,791
Infinity Pharmaceuticals, Inc. (a) (b)	1,982	69,370
Isis Pharmaceuticals, Inc. (a) (b)	6,996	73,178
Jazz Pharmaceuticals Plc (a)	2,932	155,982
Keryx Biopharmaceuticals, Inc. (a) (b)	4,793	12,558
Lannett Co., Inc. (a)	1,074	5,327
MannKind Corp. (a) (b)	7,584	17,519
MAP Pharmaceuticals, Inc. (a)	1,985	31,184
The Medicines Co. (a)	3,853	92,356
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	478	9,125
Nature’s Sunshine Products, Inc.	761	11,019
Nektar Therapeutics (a)	8,034	59,532
Neogen Corp. (a)	1,639	74,279
Neurocrine Biosciences, Inc. (a)	4,742	35,470

	Number of Shares	Value
Nutraceutical International Corp.	585	$9,676
Obagi Medical Products, Inc. (a)	1,259	17,110
Omega Protein Corp. (a)	1,317	8,060
Opko Health, Inc. (a) (b)	7,635	36,724
Optimer Pharmaceuticals, Inc. (a) (b)	3,380	30,589
Orexigen Therapeutics, Inc. (a) (b)	5,100	26,877
Osiris Therapeutics, Inc. (a) (b)	1,108	9,950
Pacira Pharmaceuticals, Inc. (a) (b)	1,367	23,882
Pain Therapeutics, Inc. (a)	2,562	6,943
Pernix Therapeutics Holdings (a)	613	4,751
Pharmacyclics, Inc. (a)	3,824	221,410
PharMerica Corp. (a)	2,138	30,445
Pozen, Inc. (a)	1,790	8,968
Progenics Pharmaceuticals, Inc. (a)	2,914	8,684
Questcor Pharmaceuticals, Inc. (b)	3,746	100,093
Raptor Pharmaceutical Corp. (a) (b)	3,655	21,382
Regulus Therapeutics, Inc. (a)	909	5,727
Repros Therapeutics, Inc. (a)	1,193	18,790
Rigel Pharmaceuticals, Inc. (a)	5,979	38,864
Sagent Pharmaceuticals, Inc. (a)	631	10,153
Santarus, Inc. (a)	3,891	42,723
SciClone Pharmaceuticals, Inc. (a)	3,826	16,490
SIGA Technologies, Inc. (a) (b)	2,369	6,207
Sucampo Pharmaceuticals, Inc. (a)	736	3,606
Supernus Pharmaceuticals, Inc. (a)	228	1,635
Synageva BioPharma Corp. (a)	729	33,745
Synergy Pharmaceuticals, Inc. (a) (b)	2,763	14,533
Synta Pharmaceuticals Corp. (a) (b)	2,769	24,976
Synutra International, Inc. (a)	1,164	5,389
Targacept, Inc. (a)	1,829	8,011
TESARO, Inc. (a)	334	5,661
Theravance, Inc. (a)	4,236	94,336
Threshold Pharmaceuticals, Inc. (a) (b)	3,026	12,739
USANA Health Sciences, Inc. (a) (b)	400	13,172
Vanda Pharmaceuticals, Inc. (a)	1,911	7,071
Ventrus Biosciences, Inc. (a) (b)	851	1,838
ViroPharma Inc (a)	4,611	104,946
VIVUS, Inc. (a) (b)	6,956	93,350
Xenoport, Inc. (a)	3,015	23,427
Zogenix, Inc. (a)	3,848	5,118

		2,846,891

Real Estate Investment Trusts (REITS) — 0.0%
Zillow, Inc. Class A (a) (b)	207	5,744

Textiles — 0.0%
Tumi Holdings, Inc. (a)	1,546	32,234

		16,703,593

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Harbinger Group, Inc. (a)	3,010	23,147
Horizon Pharma, Inc. (a) (b)	2,527	5,888
National Bank Holdings Corp. Class A	508	9,647

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Primoris Services Corp.	2,149	$32,321
Resource America, Inc.	813	5,423

		76,426

Energy — 5.7%
Coal — 0.3%
Arch Coal, Inc. (b)	14,799	108,329
Cloud Peak Energy, Inc. (a)	4,257	82,288
Hallador Energy Co.	441	3,643
SunCoke Energy, Inc. (a)	4,884	76,141
Westmoreland Coal Co. (a)	731	6,827

		277,228

Energy – Alternate Sources — 0.4%
Amyris, Inc. (a) (b)	2,038	6,358
Clean Energy Fuels Corp. (a) (b)	4,607	57,357
Enphase Energy, Inc. (a)	540	1,971
First Solar, Inc. (a) (b)	4,197	129,603
FuelCell Energy, Inc. (a)	10,196	9,350
FutureFuel Corp.	1,301	15,404
Gevo, Inc. (a) (b)	2,763	4,255
Green Plains Renewable Energy, Inc. (a)	1,691	13,376
Headwaters, Inc. (a)	4,409	37,741
Renewable Energy Group, Inc. (a)	487	2,854
REX American Resources Corp. (a)	385	7,427
Saratoga Resources, Inc. (a)	1,222	4,326
Solazyme, Inc. (a) (b)	2,202	17,308

		307,330

Oil & Gas — 3.2%
Abraxas Petroleum Corp. (a) (b)	5,568	12,194
Adams Resources & Energy, Inc.	141	4,945
Alon USA Energy, Inc.	652	11,795
Apco Oil and Gas International, Inc.	615	7,571
Approach Resources Inc. (a)	2,323	58,098
Arabian American Development Co. (a) (b)	1,343	11,160
Berry Petroleum Co. Class A	3,651	122,491
Bill Barrett Corp. (a)	3,359	59,757
Bonanza Creek Energy, Inc. (a) (b)	666	18,508
BPZ Resources, Inc. (a) (b)	7,799	24,567
Callon Petroleum Co. (a)	2,650	12,455
Carrizo Oil & Gas, Inc. (a)	2,759	57,718
Clayton Williams Energy, Inc. (a)	397	15,880
Comstock Resources, Inc. (a)	3,356	50,776
Contango Oil & Gas Co.	902	38,209
Crimson Exploration, Inc. (a)	1,431	3,921
CVR Energy, Inc. (a)	1,163	56,743
Delek US Holdings, Inc.	1,218	30,840
Diamondback Energy, Inc. (a)	1,012	19,349
Emerald Oil, Inc. (a)	1,152	6,036
Endeavour International Corp. (a) (b)	3,271	16,944
Energy XXI (Bermuda) Ltd.	5,551	178,687
EPL Oil & Gas, Inc. (a)	1,962	44,243

	Number of Shares	Value
Evolution Petroleum Corp. (a)	1,101	$8,951
Forest Oil Corp. (a)	8,227	55,039
FX Energy, Inc. (a)	4,001	16,444
Gastar Exploration Ltd. (a)	3,977	4,812
Goodrich Petroleum Corp. (a) (b)	1,749	16,301
Gulfport Energy Corp. (a)	3,930	150,205
Halcon Resources Corp. (a)	7,812	54,059
Harvest Natural Resources, Inc. (a)	2,798	25,378
Hercules Offshore, Inc. (a)	11,093	68,555
Isramco, Inc. (a)	69	7,175
KiOR, Inc. Class A (a) (b)	1,777	11,390
Kodiak Oil & Gas Corp. (a)	18,552	164,185
Magnum Hunter Resources Corp. (a) (b)	10,434	41,632
Matador Resources Co. (a)	949	7,782
McMoRan Exploration Co. (a) (b)	7,076	113,570
Midstates Petroleum Co., Inc. (a)	1,618	11,148
Miller Energy Resources, Inc. (a) (b)	2,425	9,603
Northern Oil and Gas, Inc. (a)	4,437	74,630
Oasis Petroleum, Inc. (a)	5,618	178,652
Panhandle Oil and Gas, Inc.	469	13,240
Parker Drilling Co. (a)	8,435	38,801
PDC Energy, Inc. (a)	2,087	69,309
Penn Virginia Corp.	3,866	17,049
PetroQuest Energy, Inc. (a)	4,221	20,894
Quicksilver Resources, Inc. (a) (b)	8,481	24,256
Resolute Energy Corp. (a) (b)	3,486	28,341
Rex Energy Corp. (a)	3,061	39,854
Rosetta Resources, Inc. (a)	3,727	169,057
Sanchez Energy Corp. (a) (b)	780	14,040
SemGroup Corp. Class A (a)	2,907	113,605
Stone Energy Corp. (a)	3,449	70,773
Swift Energy Co. (a)	3,007	46,278
Synergy Resources Corp. (a)	2,638	14,219
Triangle Petroleum Corp. (a)	3,311	19,833
VAALCO Energy, Inc. (a)	4,139	35,802
Vantage Drilling Co. (a) (b)	14,065	25,739
W&T Offshore, Inc.	2,453	39,321
Warren Resources, Inc. (a)	4,833	13,581
Western Refining, Inc. (b)	3,983	112,281
ZaZa Energy Corp. (a) (b)	1,673	3,430

		2,812,101

Oil & Gas Services — 1.7%
Allos Therapeutics, Inc. (b) (c)	5,355	-
Basic Energy Services, Inc. (a)	2,252	25,695
Bolt Technology Corp.	577	8,234
C&J Energy Services, Inc. (a)	3,102	66,507
Cal Dive International, Inc. (a) (b)	6,472	11,197
Dawson Geophysical Co. (a)	535	14,113
Dril-Quip, Inc. (a)	2,814	205,563
Edgen Group, Inc. (a)	1,010	7,131
Exterran Holdings, Inc. (a)	4,502	98,684

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Flotek Industries, Inc. (a) (b)	3,512	$42,846
Forbes Energy Services Ltd. (a)	996	2,520
Forum Energy Technologies, Inc. (a)	1,574	38,956
Geospace Technologies Corp. (a)	888	78,917
Global Geophysical Services, Inc. (a)	1,309	5,040
Gulf Island Fabrication, Inc.	1,053	25,304
Helix Energy Solutions Group, Inc. (a)	7,439	153,541
Hornbeck Offshore Services, Inc. (a)	2,452	84,202
ION Geophysical Corp. (a)	9,196	59,866
Key Energy Services, Inc. (a)	10,517	73,093
Lufkin Industries, Inc.	2,372	137,884
Matrix Service Co. (a)	1,744	20,056
Mitcham Industries, Inc. (a)	857	11,681
Natural Gas Services Group, Inc. (a)	829	13,612
Newpark Resources, Inc. (a)	6,326	49,659
Pioneer Energy Services Corp. (a)	4,471	32,459
Targa Resources Corp.	2,012	106,314
Tesco Corp. (a)	2,228	25,377
TETRA Technologies, Inc. (a)	5,531	41,980
TGC Industries, Inc.	981	8,034
Thermon Group Holdings, Inc. (a)	1,074	24,197
Willbros Group, Inc. (a)	2,619	14,038

		1,486,700

Pipelines — 0.1%
Crosstex Energy, Inc.	2,907	41,686

		4,925,045

Financial — 21.5%
Banks — 6.4%
1st Source Corp.	1,013	22,377
1st United Bancorp, Inc.	2,021	12,631
Access National Corp.	497	6,461
Alliance Financial Corp.	322	14,010
American National Bankshares, Inc.	528	10,660
Ameris Bancorp (a)	1,628	20,334
Ames National Corp.	624	13,666
Arrow Financial Corp. (b)	697	17,390
BancFirst Corp.	434	18,384
Banco Latinoamericano de Comercio Exterior SA	1,997	43,055
Bancorp, Inc. (a)	2,129	23,355
BancorpSouth, Inc.	6,671	96,996
Bank Mutual Corp.	3,125	13,437
Bank of Kentucky Financial Corp.	395	9,768
Bank of Marin Bancorp	361	13,523
Bank of the Ozarks, Inc.	2,036	68,145
Banner Corp.	1,328	40,809
Bar Harbor Bankshares	263	8,850
BBCN Bancorp, Inc.	5,611	64,919
Berkshire Bancorp, Inc.	293	2,403
Boston Private Financial Holdings, Inc.	5,483	49,402
Bridge Bancorp, Inc.	582	11,838

	Number of Shares	Value
Bridge Capital Holdings (a)	624	$9,709
Bryn Mawr Bank Corp.	766	17,059
C&F Financial Corp.	216	8,411
Camden National Corp.	576	19,567
Capital Bank Financial Corp. (a)	676	11,539
Capital City Bank Group, Inc. (a)	789	8,971
Cardinal Financial Corp.	2,095	34,086
Cascade Bancorp (a) (b)	450	2,817
Cass Information Systems, Inc.	735	31,017
Cathay General Bancorp	5,486	106,977
Centennial Bank Holdings, Inc. (a)	5,147	10,037
Center Bancorp, Inc.	808	9,357
Centerstate Banks, Inc.	2,054	17,521
Central Pacific Financial Corp. (a)	1,464	22,824
Century Bancorp, Inc. Class A	232	7,644
Chemical Financial Corp.	1,975	46,926
Citizens & Northern Corp.	823	15,555
Citizens Republic Bancorp, Inc. (a)	2,803	53,173
City Holding Co.	1,059	36,906
CNB Financial Corp.	835	13,677
CoBiz Financial, Inc.	2,349	17,547
Columbia Banking System, Inc.	2,788	50,017
Community Bank System, Inc.	2,734	74,802
Community Trust Bancorp, Inc.	1,011	33,141
Crescent Financial Bancshares, Inc. (a)	420	1,928
CVB Financial Corp.	6,137	63,825
Eagle Bancorp, Inc. (a)	1,271	25,382
Enterprise Bancorp, Inc.	401	6,624
Enterprise Financial Services Corp.	1,200	15,684
F.N.B. Corp.	9,850	104,607
Farmers National Banc Corp. (b)	1,274	7,899
Fidelity Southern Corp. (a)	649	6,198
Financial Institutions, Inc.	931	17,345
First BanCorp (a)	5,198	23,807
First Bancorp	1,026	13,153
First Bancorp, Inc.	595	9,800
First Busey Corp. Class A	5,462	25,398
First California Financial Group, Inc. (a)	1,510	11,657
First Commonwealth Financial Corp.	7,396	50,441
First Community Bancshares, Inc.	1,287	20,553
First Connecticut Bancorp, Inc.	1,204	16,555
First Financial Bancorp	4,117	60,191
First Financial Bankshares, Inc. (b)	2,238	87,304
First Financial Corp.	753	22,771
First Interstate Bancsystem, Inc.	1,097	16,927
First Merchants Corp.	2,073	30,763
First Midwest Bancorp, Inc.	5,360	67,107
The First of Long Island Corp.	518	14,670
FirstMerit Corp.	7,638	108,383
FNB United Corp. (a) (b)	674	7,818
Franklin Financial Corp.	963	15,967
German American Bancorp Inc.	855	18,571
Glacier Bancorp, Inc.	5,017	73,800

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Great Southern Bancorp, Inc.	762	$19,393
Hancock Holding Co.	5,348	169,745
Hanmi Financial Corp. (a)	2,281	30,999
Heartland Financial USA, Inc. (b)	1,052	27,510
Heritage Commerce Corp. (a)	1,399	9,765
Heritage Financial Corp/WA	1,042	15,307
Heritage Oaks Bancorp (a)	1,357	7,871
Home Bancshares, Inc.	1,543	50,950
Horizon Bancorp	496	9,746
Hudson Valley Holding Corp.	1,052	16,380
IBERIABANK Corp.	2,092	102,759
Independent Bank Corp.	1,566	45,336
International Bancshares Corp.	3,731	67,345
Lakeland Bancorp, Inc.	2,122	21,602
Lakeland Financial Corp.	1,179	30,465
MainSource Financial Group, Inc.	1,363	17,269
MB Financial, Inc.	3,906	77,143
Mercantile Bank Corp.	580	9,570
Merchants Bancshares, Inc.	342	9,155
Metro Bancorp, Inc. (a)	957	12,652
MetroCorp Bancshares, Inc. (a)	1,062	11,671
Middleburg Financial Corp.	363	6,411
MidSouth Bancorp, Inc.	563	9,205
MidWestOne Financial Group, Inc.	457	9,373
National Bankshares, Inc.	466	15,094
National Penn Bancshares, Inc.	8,770	81,736
NBT Bancorp, Inc.	2,336	47,351
Northrim BanCorp, Inc.	438	9,921
Northwest Bancshares, Inc.	6,948	84,349
Old National Bancorp	7,061	83,814
OmniAmerican Bancorp, Inc. (a)	753	17,417
Oriental Financial Group, Inc.	3,217	42,947
Pacific Continental Corp.	1,227	11,939
Pacific Mercantile Bancorp (a)	718	4,516
PacWest Bancorp	2,126	52,682
Park National Corp. (b)	795	51,381
Park Sterling Corp. (a)	3,367	17,609
Peapack Gladstone Financial Corp.	601	8,462
Penns Woods Bancorp, Inc.	260	9,727
Peoples Bancorp, Inc.	718	14,669
Pinnacle Financial Partners, Inc. (a)	2,432	45,819
Preferred Bank (a)	792	11,246
PrivateBancorp, Inc.	4,190	64,191
Prosperity Bancshares, Inc.	3,326	139,692
Renasant Corp.	1,803	34,509
Republic Bancorp, Inc. Class A	669	14,136
S&T Bancorp, Inc.	2,069	37,387
Sandy Spring Bancorp, Inc.	1,744	33,868
SCBT Financial Corp.	1,166	46,850
Seacoast Banking Corp. of Florida (a)	4,983	8,023
Sierra Bancorp	813	9,293
Simmons First National Corp. Class A	1,181	29,950
Southside Bancshares, Inc. (b)	1,263	26,599

	Number of Shares	Value
Southwest Bancorp, Inc. (a)	1,313	$14,706
State Bank Financial Corp.	2,264	35,952
StellarOne Corp.	1,568	22,171
Sterling Bancorp	2,303	20,980
Sterling Financial Corp.	1,897	39,609
Suffolk Bancorp (a)	658	8,620
Sun Bancorp, Inc. (a)	2,690	9,523
Susquehanna Bancshares, Inc.	13,204	138,378
SY Bancorp, Inc.	823	18,452
Taylor Capital Group, Inc. (a)	1,198	21,624
Texas Capital Bancshares, Inc. (a)	2,828	126,751
Tompkins Financial Corp.	756	29,968
TowneBank (b)	1,907	29,539
Trico Bancshares	1,079	18,073
Trustco Bank Corp.	6,681	35,276
Trustmark Corp.	4,597	103,249
UMB Financial Corp.	2,293	100,525
Umpqua Holdings Corp.	7,944	93,660
Union First Market Bankshares Corp.	1,362	21,479
United Bankshares, Inc. (b)	3,577	86,993
United Community Banks, Inc. (a)	3,031	28,552
Univest Corp. of Pennsylvania	1,132	19,357
Virginia Commerce Bancorp (a)	1,803	16,137
Walker & Dunlop, Inc. (a)	765	12,745
Washington Banking Co.	1,039	14,151
Washington Trust Bancorp, Inc.	1,043	27,441
Webster Financial Corp.	5,013	103,017
WesBanco, Inc.	1,806	40,129
West Bancorporation, Inc.	1,056	11,384
West Coast Bancorp	1,388	30,744
Westamerica Bancorp.	1,934	82,369
Western Alliance Bancorp (a)	5,067	53,355
Wilshire Bancorp, Inc. (a) (b)	4,497	26,397
Wintrust Financial Corp.	2,549	93,548

		5,564,474

Diversified Financial — 2.3%
Artio Global Investors, Inc.	2,087	3,965
Asset Acceptance Capital Corp. (a)	1,073	4,829
Asta Funding, Inc.	750	7,133
BGC Partners, Inc. Class A	7,175	24,826
Calamos Asset Management, Inc. Class A	1,300	13,741
California First National Bancorp	150	2,243
CIFC Corp. (a)	433	3,464
Cohen & Steers, Inc. (b)	1,309	39,885
Cowen Group, Inc. (a)	5,904	14,465
Credit Acceptance Corp. (a)	552	56,127
DFC Global Corp. (a)	3,080	57,011
Diamond Hill Investment Group, Inc.	180	12,215
Doral Financial Corp. (a)	8,645	6,260
Duff & Phelps Corp. Class A	2,265	35,379
Ellie Mae, Inc. (a)	1,752	48,618
Encore Capital Group, Inc. (a)	1,550	47,461

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Epoch Holding Corp.	1,094	$30,523
Evercore Partners, Inc. Class A	2,001	60,410
FBR & Co. (a)	2,760	10,681
Federal Agricultural Mortgage Corp. Class C	733	23,823
Financial Engines, Inc. (a)	3,222	89,411
First Financial Northwest (a)	1,076	8,124
The First Marblehead Corp. (a)	3,943	3,063
FXCM, Inc. (b)	1,658	16,696
Gain Capital Holdings, Inc.	1,005	4,110
GAMCO Investors, Inc. Class A	449	23,828
GFI Group, Inc.	4,652	15,072
Greenhill & Co., Inc.	2,056	106,891
Higher One Holdings, Inc. (a) (b)	2,359	24,864
Horizon Technology Finance Corp.	558	8,309
INTL. FCStone, Inc. (a)	1,036	18,037
Investment Technology Group, Inc. (a)	2,828	25,452
JMP Group, Inc.	1,078	6,543
KBW, Inc.	2,454	37,546
Knight Capital Group, Inc. Class A (a)	12,956	45,476
Ladenburg Thalmann Financial Services, Inc. (a) (b)	6,945	9,723
Manning & Napier, Inc.	915	11,529
MarketAxess Holdings, Inc.	2,544	89,803
Marlin Business Services Corp.	552	11,073
MicroFinancial, Inc.	573	4,171
National Financial Partners Corp. (a)	2,848	48,815
Nationstar Mortgage Holdings, Inc. (a) (b)	1,360	42,133
Nelnet, Inc. Class A	1,680	50,047
Netspend Holdings, Inc. (a)	2,086	24,657
NewStar Financial, Inc. (a)	1,928	27,011
Nicholas Financial, Inc.	672	8,333
Ocwen Financial Corp. (a)	7,544	260,947
Oppenheimer Holdings, Inc. Class A	693	11,968
Piper Jaffray Cos., Inc. (a)	1,105	35,504
Portfolio Recovery Associates, Inc. (a)	1,211	129,407
Pzena Investment Management, Inc. Class A	663	3,580
Regional Management Corp. (a)	327	5,412
SeaCube Container Leasing Ltd.	738	13,911
Stifel Financial Corp. (a)	3,782	120,911
SWS Group, Inc. (a)	1,965	10,395
Virtus Investment Partners, Inc. (a)	426	51,520
WageWorks, Inc. (a)	441	7,850
Westwood Holdings Group, Inc.	446	18,241
WisdomTree Investments, Inc. (a)	4,257	26,053
World Acceptance Corp. (a) (b)	740	55,174

		2,014,649

Insurance — 2.4%
Alterra Capital Holdings Ltd.	6,012	169,478
American Equity Investment Life Holding Co.	4,215	51,465

	Number of Shares	Value
American Safety Insurance Holdings Ltd. (a)	610	$11,541
AMERISAFE, Inc. (a)	1,300	35,425
AmTrust Financial Services, Inc. (b)	1,873	53,736
Argo Group International Holdings Ltd.	1,857	62,377
Baldwin & Lyons, Inc.	615	14,674
Citizens, Inc. (a)	2,817	31,128
CNO Financial Group, Inc.	13,939	130,051
Crawford & Co. Class B	1,771	14,133
Donegal Group, Inc. Class A	526	7,385
Eastern Insurance Holdings, Inc.	449	7,669
eHealth, Inc. (a)	1,396	38,362
EMC Insurance Group, Inc.	302	7,212
Employers Holdings, Inc.	2,231	45,914
Enstar Group Ltd. (a)	589	65,956
FBL Financial Group, Inc. Class A	681	23,297
First American Financial Corp.	7,462	179,760
Fortegra Financial Corp. (a)	444	3,947
Global Indemnity PLC (a)	680	15,048
Greenlight Capital Re Ltd. Class A (a)	1,978	45,652
Hallmark Financial Services, Inc. (a)	962	9,033
Homeowners Choice, Inc. (b)	581	12,079
Horace Mann Educators Corp.	2,776	55,409
Independence Holding Co.	551	5,245
Infinity Property & Casualty Corp.	833	48,514
Investors Title Co.	83	4,980
Kansas City Life Insurance Co.	276	10,532
Maiden Holdings Ltd.	3,598	33,066
Meadowbrook Insurance Group, Inc.	3,744	21,640
MGIC Investment Corp. (a) (b)	13,524	35,974
Montpelier Re Holdings Ltd.	3,489	79,759
National Interstate Corp.	419	12,076
National Western Life Insurance Co. Class A	148	23,345
The Navigators Group, Inc. (a)	709	36,209
OneBeacon Insurance Group Ltd. Class A	1,532	21,295
The Phoenix Cos., Inc. (a)	392	9,694
Platinum Underwriters Holdings Ltd.	2,309	106,214
Primerica, Inc.	3,085	92,581
Radian Group, Inc.	9,433	57,636
RLI Corp.	1,505	97,313
Safety Insurance Group, Inc.	902	41,645
SeaBright Insurance Holdings, Inc.	1,339	14,823
Selective Insurance Group, Inc.	3,915	75,442
State Auto Financial Corp. Class A	996	14,880
Stewart Information Services Corp. (b)	1,310	34,060
Symetra Financial Corp.	5,407	70,183
Tower Group, Inc.	2,456	43,643
United Fire Group, Inc.	1,455	31,777
Universal Insurance Holdings, Inc.	1,269	5,558

		2,118,815

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 1.3%
American Realty Capital Trust, Inc.	10,982	$126,842
Apollo Investment Corp.	14,310	119,632
Arlington Asset Investment Corp.	737	15,307
BlackRock Kelso Capital Corp.	5,144	51,749
Capital Southwest Corp.	219	21,819
Fifth Street Finance Corp.	7,360	76,691
Gladstone Capital Corp.	1,414	11,538
Gladstone Investment Corp.	1,897	13,203
Golub Capital BDC, Inc. (b)	1,101	17,594
Hercules Technology Growth Capital, Inc.	3,654	40,669
Home Loan Servicing Solutions Ltd.	2,045	38,650
KCAP Financial, Inc. (b)	1,461	13,427
Main Street Capital Corp. (b)	2,137	65,200
MCG Capital Corp.	5,117	23,538
Medallion Financial Corp.	1,201	14,100
MVC Capital, Inc.	1,606	19,513
New Mountain Finance Corp.	1,388	20,681
NGP Capital Resources Co.	1,455	10,505
OFS Capital Corp. (a)	468	6,407
PennantPark Investment Corp.	4,579	50,346
Prospect Capital Corp.	13,348	145,093
Solar Capital Ltd.	2,725	65,155
Solar Senior Capital Ltd.	637	11,886
Stellus Capital Investment Corp. (b)	562	9,205
TCP Capital Corp.	386	5,690
THL Credit, Inc.	1,030	15,234
TICC Capital Corp.	2,873	29,075
Triangle Capital Corp. (b)	1,914	48,788

		1,087,537

Real Estate — 0.2%
AV Homes, Inc. (a)	666	9,471
Consolidated-Tomoka Land Co.	288	8,931
Forestar Real Esate Group, Inc. (a)	2,474	42,874
HFF, Inc.	2,339	34,851
Hilltop Holdings Inc. (a)	2,814	38,102
Kennedy-Wilson Holdings, Inc.	3,049	42,625
Terreno Realty Corp.	907	14,004
Thomas Properties Group, Inc.	2,169	11,734

		202,592

Real Estate Investment Trusts (REITS) — 7.8%
Acadia Realty Trust	3,524	88,382
AG Mortgage Investment Trust, Inc.	1,609	37,779
Agree Realty Corp.	765	20,494
Alexander’s, Inc.	147	48,628
American Assets Trust, Inc.	2,316	64,686
American Capital Mortgage Investment Corp.	2,520	59,396
AmREIT, Inc. Class B (b)	317	5,437
Anworth Mortgage Asset Corp.	9,588	55,419
Apollo Commercial Real Estate Finance, Inc.	1,690	27,429

	Number of Shares	Value
Apollo Residential Mortgage, Inc.	1,723	$34,787
Ares Commercial Real Estate Corp.	519	8,522
ARMOUR Residential REIT, Inc.	20,690	133,864
Ashford Hospitality Trust	3,836	40,316
Associated Estates Realty Corp.	3,447	55,566
Campus Crest Communities, Inc.	2,772	33,985
CapLease, Inc.	4,883	27,198
Capstead Mortgage Corp.	6,880	78,914
Cedar Realty Trust, Inc.	4,407	23,269
Chatham Lodging Trust	940	14,457
Chesapeake Lodging Trust	2,786	58,172
Colonial Properties Trust	6,121	130,806
Colony Financial, Inc.	3,691	71,974
Coresite Realty Corp.	1,467	40,577
Cousins Properties, Inc.	6,461	53,949
CreXus Investment Corp.	4,666	57,158
CubeSmart	8,664	126,234
CYS Investments, Inc.	12,154	143,539
DCT Industrial Trust Inc. (b)	17,345	112,569
DiamondRock Hospitality Co.	13,299	119,691
DuPont Fabros Technology, Inc.	4,276	103,308
Dynex Capital, Inc.	3,858	36,420
Eastgroup Properties	1,999	107,566
Education Realty Trust, Inc.	7,897	84,024
EPR Properties	3,296	151,979
Equity One, Inc.	3,890	81,729
Excel Trust, Inc.	3,153	39,949
FelCor Lodging Trust, Inc. (a)	8,872	41,432
First Industrial Realty Trust, Inc. (a)	6,978	98,250
First Potomac Realty Trust	3,609	44,607
Franklin Street Properties Corp.	5,128	63,126
Getty Realty Corp. (b)	1,844	33,303
Gladstone Commercial Corp. (b)	734	13,175
Glimcher Realty Trust	9,855	109,292
Government Properties Income Trust (b)	2,974	71,287
Gramercy Capital Corp. (a)	3,099	9,111
Gyrodyne Co. of America, Inc.	80	5,765
Healthcare Realty Trust, Inc.	6,143	147,493
Hersha Hospitality Trust	12,043	60,215
Highwoods Properties, Inc.	5,448	182,236
Hudson Pacific Properties, Inc.	2,534	53,366
Inland Real Estate Corp.	5,410	45,336
Invesco Mortgage Capital, Inc.	8,118	160,006
Investors Real Estate Trust	6,442	56,239
iStar Financial, Inc. (a) (b)	5,941	48,419
JAVELIN Mortgage Investment Corp. (b)	513	9,793
Kite Realty Group Trust	4,688	26,206
LaSalle Hotel Properties	6,030	153,102
Lexington Realty Trust (b)	9,172	95,847
LTC Properties, Inc.	2,131	74,990
Medical Properties Trust, Inc.	9,573	114,493
Monmouth Real Estate Investment Corp. Class A	2,917	30,220

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
National Health Investors, Inc.	1,728	$97,684
New York Mortgage Trust, Inc. (b)	3,621	22,885
NorthStar Realty Finance Corp. (b)	11,440	80,538
OMEGA Healthcare Investors, Inc.	7,826	186,650
One Liberty Properties, Inc.	773	15,684
Parkway Properties, Inc.	1,521	21,279
Pebblebrook Hotel Trust	4,208	97,205
Pennsylvania Real Estate Investment Trust	3,899	68,778
PennyMac Mortgage Investment Trust	4,090	103,436
PS Business Parks, Inc.	1,311	85,189
RAIT Financial Trust	3,375	19,069
Ramco-Gershenson Properties Trust	3,252	43,284
Redwood Trust, Inc.	5,487	92,675
Resource Capital Corp.	7,002	39,211
Retail Opportunity Investments Corp. (b)	3,750	48,225
RLJ Lodging Trust	7,544	146,127
Rouse Properties, Inc. (b)	1,493	25,262
Ryman Hospitality Properties, Inc.	2,259	86,881
Sabra Health Care REIT, Inc.	2,586	56,168
Saul Centers, Inc.	510	21,823
Select, Inc. REIT	838	20,757
Sovran Self Storage, Inc.	2,034	126,311
Spirit Realty Capital, Inc.	2,328	41,392
STAG Industrial, Inc.	2,201	39,552
Starwood Property Trust, Inc.	9,463	217,270
Strategic Hotels & Resorts, Inc. (a)	12,601	80,646
Summit Hotel Properties, Inc.	3,086	29,317
Sun Communities, Inc.	2,080	82,971
Sunstone Hotel Investors, Inc. (a)	9,517	101,927
Two Harbors Investment Corp.	20,733	229,722
UMH Properties, Inc.	887	9,163
Universal Health Realty Income Trust	850	43,018
Urstadt Biddle Properties, Inc. Class A	1,783	35,089
Walter Investment Management Corp. (a)	2,488	107,034
Washington Real Estate Investment Trust	4,611	120,578
Western Asset Mortgage Capital Corp. (b)	1,351	26,709
Whitestone REIT (b)	992	13,938
Winthrop Realty Trust	2,150	23,758

		6,832,686

Savings & Loans — 1.0%
Astoria Financial Corp.	6,079	56,899
BankFinancial Corp.	1,419	10,529
Beneficial Mutual Bancorp, Inc. (a)	2,423	23,018
Berkshire Hills Bancorp, Inc.	1,746	41,660
BofI Holding, Inc. (a)	781	21,766
Brookline Bancorp, Inc.	4,966	42,211
BSB Bancorp, Inc. (a)	558	6,824
Cape Bancorp, Inc.	759	6,596

	Number of Shares	Value
Charter Financial Corp.	446	$4,728
Clifton Savings Bancorp, Inc.	577	6,503
Dime Community Bancshares, Inc.	2,262	31,419
ESB Financial Corp.	697	9,667
ESSA Bancorp, Inc.	613	6,676
EverBank Financial Corp.	1,632	24,333
First Defiance Financial Corp.	657	12,608
First Federal Bancshares of Arkansas, Inc. (a) (b)	274	2,672
First Financial Holdings, Inc.	1,112	14,545
First Pactrust Bancorp, Inc.	719	8,822
Flushing Financial Corp.	2,212	33,932
Fox Chase Bancorp, Inc.	855	14,236
Heritage Financial Group, Inc.	587	8,095
Hingham Institution for Savings	86	5,384
Home Bancorp Inc. (a)	459	8,377
Home Federal Bancorp, Inc.	1,061	13,188
HomeStreet, Inc. (a)	584	14,921
HomeTrust Bancshares, Inc. (a)	1,569	21,197
Investors Bancorp, Inc.	3,081	54,780
Kearny Financial Corp.	1,017	9,916
Meridian Interstate Bancorp, Inc. (a)	562	9,430
NASB Financial, Inc. (a) (b)	282	6,026
Northfield Bancorp, Inc.	982	14,975
OceanFirst Financial Corp.	969	13,324
Oritani Financial Corp.	3,201	49,039
Peoples Federal Bancshares, Inc.	410	7,130
Provident Financial Holdings, Inc.	655	11,463
Provident Financial Services, Inc.	4,230	63,112
Provident New York Bancorp	2,806	26,124
Rockville Financial, Inc.	2,071	26,716
Roma Financial Corp.	495	7,484
SI Financial Group, Inc.	713	8,200
Simplicity Bancorp, Inc.	615	9,194
Territorial Bancorp, Inc.	741	16,932
United Financial Bancorp, Inc.	1,552	24,397
ViewPoint Financial Group	2,363	49,481
Waterstone Financial, Inc. (a)	612	4,774
Westfield Financial, Inc.	1,788	12,927
WSFS Financial Corp.	559	23,618

		899,848

Venture Capital — 0.1%
Fidus Investment Corp.	843	13,867
GSV Capital Corp. (a) (b)	1,302	10,976
Harris & Harris Group, Inc. (a)	2,099	6,927
Medley Capital Corp.	2,001	29,134

		60,904

		18,781,505

Industrial — 14.1%
Aerospace & Defense — 1.2%
AAR Corp.	2,851	53,257
Aerovironment, Inc. (a)	1,258	27,349

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
API Technologies Corp. (a) (b)	2,187	$6,430
Astronics Corp. (a)	846	19,356
CPI Aerostructures, Inc. (a)	380	3,804
Cubic Corp.	1,109	53,199
Curtiss-Wright Corp.	3,314	108,799
Esterline Technologies Corp. (a)	2,164	137,652
GenCorp, Inc. (a)	4,250	38,887
HEICO Corp.	3,717	166,373
Kaman Corp.	1,842	67,785
Kratos Defense & Security Solutions, Inc. (a)	2,700	13,581
LMI Aerospace, Inc. (a)	606	11,720
M/A-COM Technology Solutions Holdings, Inc. (a)	412	6,168
Moog, Inc. Class A (a)	3,202	131,378
Orbital Sciences Corp. (a)	4,126	56,815
SIFCO Industries, Inc.	170	2,677
Teledyne Technologies, Inc. (a)	2,572	167,360

		1,072,590

Building Materials — 1.3%
AAON, Inc.	1,353	28,237
American DG Energy, Inc. (a)	1,656	3,825
Apogee Enterprises, Inc.	2,002	47,988
Builders FirstSource, Inc. (a)	3,394	18,939
Comfort Systems USA, Inc.	2,706	32,905
Drew Industries, Inc.	1,357	43,763
Eagle Materials, Inc.	3,432	200,772
Gibraltar Industries, Inc. (a)	2,213	35,231
Louisiana-Pacific Corp. (a)	9,666	186,747
LSI Industries, Inc.	1,333	9,344
NCI Building Systems, Inc. (a)	1,220	16,958
Nortek, Inc. (a)	552	36,570
Patrick Industries, Inc. (a)	267	4,155
PGT, Inc. (a)	1,315	5,918
Quanex Building Products Corp.	2,573	52,515
Simpson Manufacturing Co., Inc.	2,833	92,894
Texas Industries, Inc. (a) (b)	1,604	81,820
Trex Co., Inc. (a)	1,031	38,384
Universal Forest Products, Inc.	1,384	52,647
USG Corp. (a)	5,220	146,525

		1,136,137

Commercial Services — 0.1%
Exponent, Inc. (a)	940	52,480

Computers — 0.0%
Furmanite Corp. (a)	2,507	13,463

Electrical Components & Equipment — 0.8%
Advanced Energy Industries, Inc. (a)	2,847	39,317
American Superconductor Corp. (a) (b)	2,645	6,930
Belden, Inc.	3,168	142,528
Capstone Turbine Corp. (a) (b)	20,121	17,908
Coleman Cable, Inc.	590	5,469

	Number of Shares	Value
Encore Wire Corp.	1,137	$34,462
EnerSys (a)	3,335	125,496
Generac Holdings, Inc.	1,721	59,048
Graham Corp.	669	13,046
Greatbatch, Inc. (a)	1,679	39,020
Insteel Industries, Inc.	1,194	14,901
Littelfuse, Inc.	1,507	92,997
Powell Industries, Inc. (a)	655	27,202
Power-One, Inc. (a) (b)	4,518	18,569
SunPower Corp. (a)	2,691	15,123
Universal Display Corp. (a) (b)	2,767	70,891
Vicor Corp. (a)	1,340	7,263

		730,170

Electronics — 2.3%
American Science & Engineering, Inc.	600	39,126
Analogic Corp.	852	63,304
Badger Meter, Inc.	1,023	48,500
Bel Fuse, Inc. Class B	715	13,978
Benchmark Electronics, Inc. (a)	4,018	66,779
Brady Corp. Class A	3,412	113,961
Checkpoint Systems, Inc. (a)	2,966	31,855
Coherent, Inc.	1,645	83,270
CTS Corp.	2,493	26,501
Cymer, Inc. (a)	2,176	196,776
Daktronics, Inc.	2,477	27,420
Electro Scientific Industries, Inc.	1,551	15,433
Fabrinet (a)	1,645	21,615
Faro Technologies, Inc. (a)	1,196	42,673
FEI Co.	2,675	148,356
Fluidigm Corp. (a)	1,694	24,241
II-VI, Inc. (a)	3,669	67,033
InvenSense, Inc. (a) (b)	2,630	29,219
Kemet Corp. (a)	3,028	15,231
Measurement Specialties, Inc. (a)	1,084	37,246
Mesa Laboratories, Inc.	174	8,719
Methode Electronics, Inc.	2,713	27,211
Multi-Fineline Electronix, Inc. (a)	589	11,904
Newport Corp. (a)	2,744	36,907
NVE Corp. (a)	326	18,090
OSI Systems, Inc. (a)	1,379	88,311
Park Electrochemical Corp.	1,482	38,132
Plexus Corp. (a)	2,443	63,029
Rofin-Sinar Technologies, Inc. (a)	2,024	43,880
Rogers Corp. (a)	1,145	56,861
Sanmina Corp. (a)	5,704	63,143
Stoneridge, Inc. (a)	1,890	9,677
Sypris Solutions, Inc.	714	2,827
Taser International, Inc. (a)	3,596	32,148
TTM Technologies, Inc. (a)	3,801	34,969
Viasystems Group, Inc. (a)	261	3,184
Vishay Precision Group, Inc. (a)	835	11,039
Watts Water Technologies, Inc. Class A	1,942	83,487
Woodward, Inc.	4,857	185,197

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zagg, Inc. (a) (b)	1,713	$12,608
Zygo Corp. (a)	1,229	19,295

		1,963,135

Engineering & Construction — 0.6%
Aegion Corp. (a)	2,751	61,045
Argan, Inc.	662	11,916
Dycom Industries, Inc. (a)	2,394	47,401
EMCOR Group, Inc.	4,672	161,698
Granite Construction, Inc.	2,728	91,715
Layne Christensen Co. (a)	1,430	34,706
Michael Baker Corp.	581	14,484
Mistras Group, Inc. (a)	1,065	26,295
MYR Group, Inc. (a)	1,478	32,886
Orion Marine Group, Inc. (a)	1,824	13,333
Sterling Construction Co., Inc. (a)	1,098	10,914
Tutor Perini Corp. (a)	2,578	35,319
VSE Corp.	278	6,814

		548,526

Environmental Controls — 0.6%
ADA-ES, Inc. (a)	607	10,246
Calgon Carbon Corp. (a)	3,994	56,635
Casella Waste Systems, Inc. Class A (a)	2,645	11,585
Ceco Environmental Corp.	483	4,806
Darling International, Inc. (a)	8,311	133,308
Energy Recovery, Inc. (a)	2,973	10,108
EnergySolutions, Inc. (a)	5,343	16,670
GSE Holding, Inc. (a)	543	3,367
Heritage-Crystal Clean, Inc. (a)	519	7,790
Met-Pro Corp.	991	9,603
Metalico, Inc. (a)	2,713	5,317
Mine Safety Appliances Co.	1,964	83,882
Rentech, Inc.	16,112	42,375
Tetra Technologies, Inc. (a)	4,477	118,417
TRC Cos., Inc. (a)	1,029	5,989
US Ecology, Inc.	1,324	31,167

		551,265

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	1,661	103,264
Hardinge, Inc.	787	7,823

		111,087

Housewares — 0.0%
National Presto Industries, Inc.	353	24,392

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.	1,425	47,495
Hyster-Yale Materials Handling, Inc.	768	37,479

		84,974

Machinery – Diversified — 1.6%
Alamo Group, Inc.	468	15,276
Albany International Corp. Class A	1,953	44,294

	Number of Shares	Value
Altra Holdings, Inc.	1,934	$42,645
Applied Industrial Technologies, Inc.	2,978	125,106
Briggs & Stratton Corp.	3,375	71,145
Cascade Corp. (b)	651	41,859
Chart Industries, Inc. (a) (b)	2,108	140,540
Cognex Corp.	2,980	109,724
Columbus McKinnon Corp. (a)	1,429	23,607
DXP Enterprises, Inc. (a)	635	31,159
Flow International Corp. (a)	3,228	11,298
Global Power Equipment Group, Inc.	1,272	21,815
Gorman-Rupp Co.	1,097	32,724
Hurco Cos., Inc. (a)	434	9,982
Intermec, Inc. (a)	4,118	40,603
Intevac, Inc. (a)	1,583	7,234
iRobot Corp. (a)	1,965	36,824
Kadant, Inc. (a)	862	22,852
Lindsay Corp.	883	70,746
The Middleby Corp. (a)	1,317	168,853
NACCO Industries, Inc. Class A	405	24,579
Proto Labs, Inc. (a)	338	13,324
Robbins & Myers, Inc.	2,673	158,910
Sauer-Danfoss, Inc.	798	42,589
Tennant Co.	1,323	58,146
Twin Disc, Inc.	575	10,022

		1,375,856

Manufacturing — 2.4%
A.O. Smith Corp.	2,715	171,235
Actuant Corp. Class A	5,117	142,816
Acuity Brands, Inc.	2,976	201,565
American Railcar Industries, Inc.	691	21,925
AZZ, Inc.	1,759	67,598
Barnes Group, Inc.	3,758	84,405
Blount International, Inc. (a)	3,438	54,389
The Brink’s Co.	3,355	95,718
Chase Corp.	429	7,979
CLARCOR, Inc.	3,532	168,759
EnPro Industries, Inc. (a)	1,440	58,896
ESCO Technologies, Inc.	1,909	71,416
Federal Signal Corp. (a)	4,282	32,586
FreightCar America, Inc.	806	18,071
GP Strategies Corp. (a)	1,091	22,529
Griffon Corp.	3,289	37,692
Handy & Harman Ltd. (a)	362	5,455
Hexcel Corp. (a)	6,988	188,397
John Bean Technologies Corp.	2,071	36,802
Koppers Holdings, Inc.	1,455	55,508
LSB Industries, Inc. (a)	1,321	46,790
Lydall, Inc. (a)	1,150	16,491
Matthews International Corp. Class A	1,974	63,365
Myers Industries, Inc.	2,395	36,284
NL Industries, Inc.	442	5,061
Park-Ohio Holdings Corp. (a)	584	12,445
PMFG, Inc. (a)	1,400	12,726

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Raven Industries, Inc.	2,526	$66,585
Smith & Wesson Holding Corp. (a) (b)	4,559	38,478
Standex International Corp.	892	45,751
STR Holdings, Inc. (a) (b)	2,045	5,153
Sturm, Ruger & Co., Inc. (b)	1,331	60,427
Tredegar Corp.	1,737	35,470
Trimas Corp. (a)	2,251	62,938

		2,051,705

Metal Fabricate & Hardware — 0.7%
A.M. Castle & Co. (a) (b)	1,127	16,646
Ampco-Pittsburgh Corp.	575	11,488
Circor International, Inc.	1,228	48,616
Dynamic Materials Corp.	910	12,649
The Eastern Co.	419	6,629
Haynes International, Inc.	868	45,023
Kaydon Corp.	2,247	53,771
L.B. Foster Co. Class A	666	28,931
Mueller Industries, Inc.	1,376	68,841
Mueller Water Products, Inc. Class A	10,945	61,401
NN, Inc. (a)	1,148	10,516
Northwest Pipe Co. (a)	633	15,103
Omega Flex, Inc.	198	2,447
RBC Bearings, Inc. (a)	1,579	79,061
Rexnord Corp. (a)	2,039	43,431
Sun Hydraulics Corp.	1,472	38,390
Worthington Industries, Inc.	3,639	94,578

		637,521

Packaging & Containers — 0.2%
AEP Industries, Inc. (a)	314	18,598
Berry Plastics Group, Inc. (a)	2,036	32,739
Graphic Packaging Holding Co. (a)	11,577	74,788
UFP Technologies, Inc. (a)	371	6,648

		132,773

Retail — 0.1%
Movado Group, Inc.	1,251	38,381

Transportation — 1.7%
Air Transport Services Group, Inc. (a)	3,583	14,368
Arkansas Best Corp.	1,717	16,397
Atlas Air Worldwide Holdings, Inc. (a)	1,845	81,752
Bristow Group, Inc.	2,515	134,955
CAI International, Inc. (a)	1,012	22,213
Celadon Group, Inc.	1,466	26,491
Echo Global Logistics, Inc. (a)	995	17,880
Forward Air Corp.	2,036	71,280
Frontline Ltd. (a) (b)	3,472	11,319
GasLog Ltd.	1,753	21,790
Genco Shipping & Trading Ltd. (a) (b)	2,116	7,385
Genesee & Wyoming, Inc. Class A (a)	3,115	236,989
GulfMark Offshore, Inc. Class A	1,875	64,594
Heartland Express, Inc.	3,383	44,216
Hub Group, Inc. Class A (a)	2,585	86,856

	Number of Shares	Value
International Shipholding Corp.	367	$6,048
Knight Transportation, Inc.	4,052	59,281
Knightsbridge Tankers Ltd. (b)	1,647	8,647
Marten Transport Ltd.	1,161	21,351
Nordic American Tanker Shipping Ltd. (b)	3,782	33,092
Old Dominion Freight Line, Inc. (a)	5,017	171,983
Pacer International, Inc. (a)	2,369	9,239
Patriot Transportation Holding, Inc. (a)	428	12,168
PHI, Inc. (a)	946	31,682
Quality Distribution, Inc. (a)	1,440	8,640
Rand Logistics, Inc. (a) (b)	1,190	7,735
Roadrunner Transportation Systems, Inc. (a)	982	17,813
Saia, Inc. (a)	1,176	27,189
Scorpio Tankers, Inc. (a)	3,960	28,156
Ship Finance International Ltd.	3,397	56,492
Swift Transportation Co. (a)	5,544	50,561
Teekay Tankers Ltd. Class A (b)	4,242	12,302
Universal Truckload Services, Inc.	369	6,734
Werner Enterprises, Inc.	3,085	66,852
XPO Logistics, Inc. (a) (b)	1,306	22,698

		1,517,148

Trucking & Leasing — 0.3%
Aircastle Ltd.	4,129	51,778
AMERCO	605	76,720
TAL International Group, Inc.	2,030	73,851
Textainer Group Holdings Ltd. (b)	967	30,422
The Greenbrier Cos., Inc. (a)	1,652	26,713
Willis Lease Finance Corp. (a)	365	5,223

		264,707

		12,306,310

Technology — 8.7%
Computers — 1.7%
3D Systems Corp. (a) (b)	3,301	176,108
Acorn Energy, Inc.	1,204	9,403
Agilysys, Inc. (a)	984	8,236
CACI International, Inc. Class A (a)	1,574	86,617
Carbonite, Inc. (a) (b)	761	7,039
Ciber, Inc. (a)	4,912	16,406
Computer Task Group, Inc. (a)	1,134	20,673
Cray, Inc. (a)	2,640	42,108
Datalink Corp. (a)	1,031	8,815
Digimarc Corp.	476	9,853
Echelon Corp. (a)	2,571	6,299
Electronics for Imaging, Inc. (a)	3,245	61,623
FleetMatics Group PLC (a) (b)	630	15,851
iGATE Corp. (a)	2,293	36,161
Imation Corp. (a)	2,086	9,742
Immersion Corp. (a)	1,896	13,026
j2 Global, Inc.	3,217	98,376

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Key Tronic Corp. (a)	706	$7,230
The KEYW Holding Corp. (a)	1,749	22,195
LivePerson, Inc. (a)	3,850	50,589
LogMeIn, Inc. (a)	1,578	35,363
Manhattan Associates, Inc. (a)	1,445	87,191
Mattersight Corp. (a)	686	3,409
Maxwell Technologies, Inc. (a) (b)	1,963	16,273
Mentor Graphics Corp. (a)	6,482	110,324
Mercury Computer Systems, Inc. (a)	2,310	21,252
MTS Systems Corp.	1,123	57,194
Netscout Systems, Inc. (a)	2,558	66,482
OCZ Technology Group, Inc. (a) (b)	4,529	8,650
Quantum Corp. (a) (b)	15,778	19,565
RadiSys Corp. (a)	1,551	4,622
RealD, Inc. (a) (b)	2,899	32,498
Riverbed Technology, Inc. (a)	292	5,758
Silicon Graphics International Corp. (a) (b)	2,341	23,948
Spansion, Inc. (a)	3,421	47,586
STEC, Inc. (a)	2,392	11,793
Super Micro Computer, Inc. (a) (b)	2,165	22,083
Sykes Enterprises, Inc. (a)	2,756	41,946
Synaptics, Inc. (a) (b)	2,356	70,609
Syntel, Inc.	1,072	57,449
Unisys Corp. (a)	3,072	53,146
Virtusa Corp. (a)	1,384	22,739

		1,526,230

Health Care – Services — 0.0%
Vocera Communications, Inc. (a)	528	13,253

Office Equipment/Supplies — 0.0%
Arc Document Solutions, Inc. (a)	2,474	6,334
Compx International, Inc.	131	1,851

		8,185

Retail — 0.1%
Insight Enterprises, Inc. (a)	3,120	54,194

Semiconductors — 3.0%
Aeroflex Holding Corp. (a)	1,330	9,310
Alpha & Omega Semiconductor Ltd. (a)	1,169	9,820
Ambarella, Inc. (a)	419	4,672
Amkor Technology, Inc. (a) (b)	5,391	22,912
ANADIGICS, Inc. (a)	4,803	12,104
Applied Micro Circuits Corp. (a)	4,500	37,800
ATMI, Inc. (a)	2,261	47,210
Axcelis Technologies, Inc. (a)	7,465	10,376
AXT, Inc. (a)	2,191	6,157
Brooks Automation, Inc.	4,763	38,342
Cabot Microelectronics Corp.	1,655	58,769
Cavium, Inc. (a)	3,462	108,049
Ceva, Inc. (a)	1,704	26,838
Cirrus Logic, Inc. (a)	4,493	130,162

	Number of Shares	Value
Cohu, Inc.	1,830	$19,837
Diodes, Inc. (a)	2,550	44,243
DSP Group, Inc. (a)	1,496	8,617
Emulex Corp. (a)	6,152	44,910
Entegris, Inc. (a)	9,567	87,825
Entropic Communications, Inc. (a)	6,346	33,570
Exar Corp. (a)	2,748	24,457
Formfactor, Inc. (a)	3,349	15,271
GSI Group, Inc. (a)	1,969	17,052
GSI Technology, Inc. (a)	1,406	8,816
GT Advanced Technologies, Inc. (a) (b)	8,600	25,972
Hittite Microwave Corp. (a)	2,220	137,862
Inphi Corp. (a)	1,575	15,089
Integrated Device Technology, Inc. (a)	9,960	72,708
Integrated Silicon Solution, Inc. (a)	1,860	16,740
Intermolecular, Inc. (a)	937	8,339
International Rectifier Corp. (a)	4,829	85,618
Intersil Corp. Class A	8,883	73,640
IXYS Corp.	1,658	15,154
Kopin Corp. (a)	4,533	15,095
Lattice Semiconductor Corp. (a)	8,467	33,783
LTX-Credence Corp. (a)	3,635	23,846
MaxLinear, Inc. (a)	1,520	7,630
MEMC Electronic Materials, Inc. (a)	16,369	52,544
Micrel, Inc.	3,508	33,326
Microsemi Corp. (a)	6,274	132,005
Mindspeed Technologies, Inc. (a) (b)	2,452	11,475
MIPS Technologies, Inc. Class A (a)	3,224	25,212
MKS Instruments, Inc.	3,658	94,303
Monolithic Power Systems, Inc.	2,160	48,125
MoSys, Inc. (a)	2,287	7,959
Nanometrics, Inc. (a)	1,719	24,788
OmniVision Technologies, Inc. (a)	3,669	51,660
Peregrine Semiconductor Corp. (a)	423	6,476
Pericom Semiconductor Corp. (a)	1,611	12,936
Photronics, Inc. (a)	4,449	26,516
PLX Technology, Inc. (a)	3,021	10,966
Power Integrations, Inc.	1,980	66,548
QLogic Corp. (a)	6,847	66,621
QuickLogic Corp. (a) (b)	3,583	7,775
Rambus, Inc. (a)	7,875	38,430
Richardson Electronics Ltd.	929	10,516
Rubicon Technology, Inc. (a) (b)	1,149	7,020
Rudolph Technologies, Inc. (a)	2,332	31,365
Semtech Corp. (a)	4,612	133,517
Sigma Designs, Inc. (a)	2,229	11,479
Silicon Image, Inc. (a)	6,061	30,063
Supertex, Inc.	703	12,338
Tessera Technologies, Inc.	3,635	59,687
TriQuint Semiconductor, Inc. (a)	11,806	57,141
Ultra Clean Holdings, Inc. (a)	2,004	9,840
Ultratech, Inc. (a)	1,834	68,408

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Veeco Instruments, Inc. (a)	2,706	$79,881
Volterra Semiconductor Corp. (a)	1,829	31,404

		2,618,919

Software — 3.9%
Accelrys, Inc. (a)	3,950	35,747
ACI Worldwide, Inc. (a)	2,815	122,987
Actuate Corp. (a)	3,670	20,552
Acxiom Corp. (a)	5,348	93,376
Advent Software, Inc. (a)	2,210	47,250
American Software, Inc. /Georgia	1,579	12,253
Aspen Technology, Inc. (a)	6,578	181,816
Athenahealth, Inc. (a) (b)	2,518	184,947
Audience, Inc. (a) (b)	409	4,250
AVG Technologies NV (a)	542	8,580
Avid Technology, Inc. (a)	2,011	15,243
Blackbaud, Inc.	3,147	71,846
Bottomline Technologies, Inc. (a)	2,441	64,418
Callidus Software, Inc. (a) (b)	2,333	10,592
CommVault Systems, Inc. (a)	3,139	218,820
Computer Programs & Systems, Inc.	784	39,467
Cornerstone OnDemand, Inc. (a)	2,342	69,159
CSG Systems International, Inc. (a)	2,395	43,541
Demandware, Inc. (a)	441	12,048
Digi International, Inc. (a)	1,943	18,400
E2open, Inc. (a)	336	4,758
Ebix, Inc. (b)	2,017	32,413
Eloqua, Inc. (a)	619	14,602
Envestnet, Inc. (a)	1,541	21,497
EPAM Systems, Inc. (a)	329	5,955
EPIQ Systems, Inc.	2,297	29,356
Epocrates, Inc. (a)	1,259	11,104
Exa Corp. (a)	456	4,437
Fair Isaac Corp.	2,387	100,326
FalconStor Software, Inc. (a)	2,160	5,033
Geeknet, Inc. (a)	301	4,846
Glu Mobile, Inc. (a) (b)	3,638	8,331
Greenway Medical Technologies (a) (b)	533	8,187
Guidance Software, Inc. (a)	960	11,395
Guidewire Software, Inc. (a)	1,433	42,589
iContact, Inc. (a)	2,655	13,753
Imperva, Inc. (a)	720	22,702
Infoblox, Inc. (a)	523	9,398
InnerWorkings, Inc. (a) (b)	2,297	31,653
Innodata, Inc. (a)	1,497	5,659
Interactive Intelligence Group, Inc. (a)	1,056	35,418
Jive Software, Inc. (a)	1,089	15,823
ManTech International Corp. Class A (b)	1,638	42,490
Market Leader, Inc. (a)	1,480	9,694
MedAssets, Inc. (a)	4,051	67,935
Medidata Solutions, Inc. (a)	1,542	60,431

	Number of Shares	Value
MicroStrategy, Inc. Class A (a)	596	$55,654
Monotype Imaging Holdings, Inc.	2,597	41,500
Omnicell, Inc. (a)	2,391	35,554
Parametric Technology Corp. (a)	8,405	189,197
PDF Solutions, Inc. (a)	1,765	24,322
Pegasystems, Inc.	1,256	28,486
Pervasive Software, Inc. (a)	896	7,983
Progress Software Corp. (a)	4,373	91,789
Proofpoint, Inc. (a)	428	5,269
PROS Holdings, Inc. (a)	1,591	29,099
QAD, Inc.	420	6,048
QLIK Technologies, Inc. (a)	6,040	131,189
Quality Systems, Inc.	2,771	48,105
Qualys, Inc. (a)	616	9,111
RealPage, Inc. (a) (b)	2,513	54,205
Rosetta Stone, Inc. (a)	719	8,872
Sapiens International Corp. NV (a)	927	3,708
Schawk, Inc.	796	10,475
SciQuest, Inc. (a)	1,335	21,173
Seachange International, Inc. (a)	1,931	18,673
SS&C Technologies Holdings, Inc (a)	2,365	54,679
Synchronoss Technologies, Inc. (a)	1,970	41,547
SYNNEX Corp. (a)	1,831	62,950
Take-Two Interactive Software, Inc. (a)	5,441	59,905
Tangoe, Inc./CT (a)	2,162	25,663
TiVo, Inc. (a)	8,672	106,839
Tyler Technologies, Inc. (a)	2,130	103,177
The Ultimate Software Group, Inc. (a)	1,872	176,736
Verint Systems, Inc. (a)	1,542	45,273

		3,392,258

		7,613,039

Utilities — 3.3%
Electric — 1.9%
Allete, Inc.	2,694	110,400
Ameresco, Inc. (a)	1,354	13,283
Atlantic Power Corp. (b)	7,920	90,526
Avista Corp.	4,085	98,489
Black Hills Corp.	3,072	111,637
CH Energy Group, Inc.	1,033	67,372
Cleco Corp.	4,258	170,363
El Paso Electric Co.	2,818	89,922
The Empire District Electric Co.	2,911	59,326
EnerNOC, Inc. (a)	1,664	19,552
Genie Energy Ltd.	1,022	7,256
IDACORP, Inc.	3,507	152,028
MGE Energy, Inc.	1,627	82,896
NorthWestern Corp.	2,585	89,777
Ormat Technologies, Inc.	1,214	23,406
Otter Tail Corp.	2,549	63,725
Pike Electric Corp.	1,157	11,049
Portland General Electric Co.	5,301	145,035

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UIL Holdings Corp.	3,521	$126,087
Unitil Corp.	1,049	27,190
UNS Energy Corp.	2,804	118,946

		1,678,265

Gas — 1.1%
Chesapeake Utilities Corp.	704	31,962
Delta Natural Gas Co., Inc.	459	8,973
The Laclede Group, Inc.	1,585	61,197
New Jersey Resources Corp.	2,937	116,364
Northwest Natural Gas Co.	1,878	83,008
Piedmont Natural Gas Co., Inc. (b)	5,061	158,460
PNM Resources, Inc.	5,570	114,241
South Jersey Industries, Inc.	2,129	107,152
Southwest Gas Corp.	3,260	138,256
WGL Holdings, Inc.	3,636	142,495

		962,108

Water — 0.3%
American States Water Co.	1,328	63,718
Artesian Resources Corp.	506	11,350
California Water Service Group	2,891	53,050
Connecticut Water Service, Inc.	780	23,228
Consolidated Water Co., Inc.	987	7,304
Middlesex Water Co.	1,061	20,753
Pico Holdings, Inc. (a)	1,638	33,202
SJW Corp.	972	25,855
York Water Co.	863	15,163

		253,623

		2,893,996

TOTAL COMMON STOCK (Cost $77,736,832)		84,315,276

TOTAL EQUITIES (Cost $77,736,832)		84,315,276

MUTUAL FUNDS — 10.3%
Diversified Financial — 10.3%
Firsthand Technology Value Fund, Inc. (a)	578	10,080
State Street Navigator Securities Lending Prime Portfolio (d)	9,011,712	9,011,712

		9,021,792

TOTAL MUTUAL FUNDS (Cost $9,021,179)		9,021,792

TOTAL LONG-TERM INVESTMENTS (Cost $86,758,011)		93,337,068

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$2,253,597	$2,253,597

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/02/13	65,675	65,675

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill 0.000% 4/25/13 (f)	230,000	229,902

TOTAL SHORT-TERM INVESTMENTS (Cost $2,549,174)		2,549,174

TOTAL INVESTMENTS — 109.8% (Cost $89,307,185) (g)		95,886,242

Other Assets/(Liabilities) — (9.8)%		(8,554,402)

NET ASSETS — 100.0%		$87,331,840

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $8,723,480. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $2,253,599. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $2,298,887.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.4%
Basic Materials — 4.0%
Chemicals — 2.3%
Celanese Corp. Series A	221,700	$9,872,302
Cytec Industries, Inc.	72,300	4,976,409
FMC Corp.	121,900	7,133,588
Rockwood Holdings, Inc.	174,000	8,606,040
The Sherwin-Williams Co.	29,160	4,485,391

		35,073,730

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	66,000	2,003,760

Mining — 1.6%
Agnico-Eagle Mines Ltd.	236,000	12,380,560
Franco-Nevada Corp.	201,000	11,473,590

		23,854,150

		60,931,640

Communications — 8.5%
Internet — 2.5%
Akamai Technologies, Inc. (a)	222,600	9,106,566
Dropbox, Inc. (b)	32,717	296,059
Liberty Interactive Corp. Class A (a)	298,000	5,864,640
LinkedIn Corp. (a)	18,000	2,066,760
Netflix, Inc. (a) (c)	52,000	4,824,560
Rackspace Hosting, Inc. (a)	67,000	4,976,090
TIBCO Software, Inc. (a)	270,000	5,942,700
TripAdvisor, Inc. (a)	124,000	5,203,040

		38,280,415

Media — 2.1%
Charter Communications, Inc. Class A (a)	142,000	10,826,080
Discovery Communications, Inc. Series A (a)	84,100	5,338,668
Discovery Communications, Inc. Series C (a)	103,000	6,025,500
FactSet Research Systems, Inc. (c)	102,000	8,982,120

		31,172,368

Semiconductors — 0.1%
IPG Photonics Corp. (c)	17,000	1,133,050

Telecommunications — 3.8%
Amdocs Ltd.	439,000	14,921,610
Aruba Networks, Inc. (a)	135,000	2,801,250
Crown Castle International Corp. (a)	135,100	9,748,816
JDS Uniphase Corp. (a)	1,074,000	14,541,960
Motorola Solutions, Inc.	235,000	13,084,800
NeuStar, Inc. Class A (a)	80,000	3,354,400

		58,452,836

		129,038,669

	Number of Shares	Value
Consumer, Cyclical — 15.3%
Airlines — 0.4%
Alaska Air Group, Inc. (a)	153,000	$6,592,770

Apparel — 0.6%
Steven Madden Ltd. (a)	94,100	3,977,607
VF Corp.	32,804	4,952,420

		8,930,027

Auto Manufacturers — 0.1%
Tesla Motors, Inc. (a) (c)	41,000	1,388,670

Automotive & Parts — 0.7%
WABCO Holdings, Inc. (a)	168,000	10,951,920

Distribution & Wholesale — 2.0%
Fastenal Co.	344,000	16,061,360
LKQ Corp. (a)	215,800	4,553,380
MRC Global, Inc. (a)	155,368	4,316,123
WESCO International, Inc. (a)	81,200	5,475,316

		30,406,179

Leisure Time — 0.8%
Harley-Davidson, Inc.	246,100	12,019,524

Lodging — 1.8%
Choice Hotels International, Inc. (c)	170,000	5,715,400
Marriott International, Inc. Class A	369,000	13,752,630
Starwood Hotels & Resorts Worldwide, Inc.	61,500	3,527,640
Wyndham Worldwide Corp.	87,200	4,639,912

		27,635,582

Retail — 8.9%
AutoZone, Inc. (a)	34,000	12,050,620
Bed Bath & Beyond, Inc. (a)	40,900	2,286,719
Cabela’s, Inc. (a)	40,200	1,678,350
CarMax, Inc. (a)	516,100	19,374,394
Chico’s FAS, Inc.	181,600	3,352,336
Chipotle Mexican Grill, Inc. (a)	14,000	4,164,440
Dick’s Sporting Goods, Inc.	47,100	2,142,579
Dollar General Corp. (a)	371,000	16,357,390
Dollar Tree, Inc. (a)	202,000	8,193,120
DSW, Inc. Class A	26,300	1,727,647
Dunkin’ Brands Group, Inc. (c)	62,100	2,060,478
Family Dollar Stores, Inc.	51,200	3,246,592
Kohl’s Corp.	236,000	10,143,280
Michael Kors Holdings Ltd. (a)	66,000	3,367,980
O’Reilly Automotive, Inc. (a)	151,800	13,573,956
Panera Bread Co. Class A (a)	38,000	6,035,540
PVH Corp.	27,700	3,074,977
Shoppers Drug Mart Corp.	38,000	1,635,066
Shoppers Drug Mart Corp. (c)	163,000	7,013,572
Starbucks Corp.	51,000	2,734,620
Tim Hortons, Inc.	167,000	8,213,060
Urban Outfitters, Inc. (a)	49,800	1,960,128

		134,386,844

		232,311,516

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 26.9%
Beverages — 0.4%
Brown-Forman Corp. Class B	56,125	$3,549,906
Monster Beverage Corp. (a)	36,700	1,940,696

		5,490,602

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc. (a)	99,000	9,287,190
Alkermes PLC (a)	330,000	6,111,600
ARIAD Pharmaceuticals, Inc. (a)	144,000	2,761,920
Illumina, Inc. (a) (c)	67,000	3,724,530
Incyte Corp. (a) (c)	152,000	2,524,720
Myriad Genetics, Inc. (a)	77,300	2,106,425
Regeneron Pharmaceuticals, Inc. (a)	54,000	9,237,780
Seattle Genetics, Inc. (a) (c)	70,200	1,628,640

		37,382,805

Commercial Services — 8.0%
Alliance Data Systems Corp. (a)	42,900	6,210,204
Equifax, Inc.	164,000	8,875,680
Gartner, Inc. (a)	503,500	23,171,070
Global Payments, Inc.	186,000	8,425,800
Hertz Global Holdings, Inc. (a)	506,000	8,232,620
KAR Auction Services, Inc.	131,110	2,653,666
Manpower, Inc.	322,000	13,665,680
Moody’s Corp.	83,600	4,206,752
Quanta Services, Inc. (a)	892,000	24,342,680
Vantiv, Inc. (a)	257,000	5,247,940
Verisk Analytics, Inc. Class A (a)	252,700	12,887,700
WEX, Inc. (a)	55,900	4,213,183

		122,132,975

Foods — 0.9%
The Fresh Market, Inc. (a)	53,000	2,548,770
TreeHouse Foods, Inc. (a)	136,000	7,089,680
Whole Foods Market, Inc.	51,000	4,657,830

		14,296,280

Health Care – Products — 5.1%
Bruker Corp. (a)	490,000	7,482,300
C.R. Bard, Inc.	119,000	11,631,060
CareFusion Corp. (a)	418,000	11,946,440
The Cooper Cos., Inc.	147,000	13,594,560
Edwards Lifesciences Corp. (a)	114,300	10,306,431
Henry Schein, Inc. (a)	135,000	10,862,100
IDEXX Laboratories, Inc. (a)	129,000	11,971,200

		77,794,091

Health Care – Services — 5.5%
Catamaran Corp. (a)	433,116	20,404,095
Centene Corp. (a)	76,900	3,152,900
Covance, Inc. (a)	313,200	18,093,564
DaVita HealthCare Partners, Inc. (a)	20,500	2,265,865
Laboratory Corporation of America Holdings (a)	185,000	16,024,700

	Number of Shares	Value
MEDNAX, Inc. (a)	155,900	$12,397,168
Universal Health Services, Inc. Class B	162,000	7,832,700
WellCare Health Plans, Inc. (a)	77,000	3,749,130

		83,920,122

Pharmaceuticals — 4.5%
Cubist Pharmaceuticals, Inc. (a)	70,000	2,944,200
DENTSPLY International, Inc.	541,000	21,429,010
Elan Corp. PLC Sponsored ADR (Ireland) (a)	519,000	5,298,990
Hospira, Inc. (a)	84,000	2,624,160
Onyx Pharmaceuticals, Inc. (a)	87,500	6,608,875
Perrigo Co.	16,500	1,716,495
Pharmacyclics, Inc. (a)	19,000	1,100,100
Shire PLC Sponsored ADR (United Kingdom)	17,500	1,613,150
Sirona Dental Systems, Inc. (a)	77,100	4,969,866
Theravance, Inc. (a)	198,000	4,409,460
Valeant Pharmaceuticals International, Inc. (a)	136,000	8,128,720
Watson Pharmaceuticals, Inc. (a)	81,300	6,991,800

		67,834,826

		408,851,701

Energy — 5.8%
Coal — 0.3%
CONSOL Energy, Inc.	129,600	4,160,160

Oil & Gas — 5.4%
Cabot Oil & Gas Corp.	53,100	2,641,194
Concho Resources, Inc. (a)	51,800	4,173,008
Continental Resources, Inc. (a)	61,600	4,526,984
EQT Corp.	237,000	13,978,260
Halcon Resources Corp. (a)	338,000	2,338,960
InterOil Corp. (a) (c)	65,800	3,653,874
Kodiak Oil & Gas Corp. (a)	395,500	3,500,175
Laredo Petroleum Holdings, Inc. (a)	187,000	3,395,920
Pioneer Natural Resources Co.	66,000	7,034,940
Range Resources Corp.	218,000	13,696,940
SM Energy Co.	234,000	12,217,140
Southwestern Energy Co. (a)	317,000	10,590,970

		81,748,365

Oil & Gas Services — 0.1%
Cameron International Corp. (a)	45,500	2,568,930

		88,477,455

Financial — 6.6%
Banks — 0.6%
Signature Bank (a)	27,300	1,947,582
TCF Financial Corp.	553,000	6,718,950

		8,666,532

Diversified Financial — 2.7%
Air Lease Corp. (a)	62,700	1,348,050

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CBOE Holdings, Inc.	269,000	$7,924,740
The Charles Schwab Corp.	390,000	5,600,400
IntercontinentalExchange, Inc. (a)	27,000	3,342,870
Raymond James Financial, Inc.	185,600	7,151,168
T. Rowe Price Group, Inc.	82,070	5,345,219
TD Ameritrade Holding Corp.	578,000	9,716,180

		40,428,627

Insurance — 2.6%
Allied World Assurance Co. Holdings Ltd.	58,000	4,570,400
Arthur J. Gallagher & Co.	111,800	3,873,870
Fidelity National Financial, Inc. Class A	229,100	5,395,305
HCC Insurance Holdings, Inc.	250,000	9,302,500
The Progressive Corp.	436,000	9,199,600
Willis Group Holdings PLC	203,000	6,806,590

		39,148,265

Real Estate — 0.4%
Jones Lang LaSalle, Inc.	79,000	6,631,260

Savings & Loans — 0.3%
BankUnited, Inc.	204,000	4,985,760

		99,860,444

Industrial — 16.5%
Aerospace & Defense — 0.5%
BE Aerospace, Inc. (a)	144,500	7,138,300

Building Materials — 0.2%
Martin Marietta Materials, Inc. (c)	15,400	1,451,912
Owens Corning, Inc. (a)	46,200	1,708,938

		3,160,850

Electrical Components & Equipment — 2.7%
AMETEK, Inc.	719,950	27,048,522
The Babcock & Wilcox Co.	514,000	13,466,800

		40,515,322

Electronics — 3.1%
Agilent Technologies, Inc.	268,000	10,971,920
Amphenol Corp. Class A	50,200	3,247,940
FEI Co.	24,200	1,342,132
Gentex Corp/MI	355,000	6,681,100
Imax Corp. (a) (c)	156,800	3,524,864
Mettler-Toledo International, Inc. (a)	14,000	2,706,200
Trimble Navigation Ltd. (a)	304,000	18,173,120

		46,647,276

Engineering & Construction — 0.6%
McDermott International, Inc. (a)	839,000	9,245,780

Environmental Controls — 0.8%
Clean Harbors, Inc. (a)	96,000	5,280,960
Waste Connections, Inc.	225,000	7,602,750

		12,883,710

	Number of Shares	Value
Machinery – Diversified — 3.3%
Gardner Denver, Inc.	247,000	$16,919,500
IDEX Corp.	304,000	14,145,120
Roper Industries, Inc.	169,000	18,840,120

		49,904,740

Manufacturing — 3.4%
A.O. Smith Corp.	42,100	2,655,247
Acuity Brands, Inc.	93,000	6,298,890
Colfax Corp. (a)	137,000	5,527,950
Pall Corp.	329,600	19,861,696
Textron, Inc.	677,000	16,782,830

		51,126,613

Metal Fabricate & Hardware — 0.1%
Rexnord Corp. (a)	110,000	2,343,000

Packaging & Containers — 0.4%
Ball Corp.	71,000	3,177,250
Crown Holdings, Inc. (a)	71,500	2,631,915

		5,809,165

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	132,000	7,881,720
Kansas City Southern	107,000	8,932,360
United Continental Holdings, Inc. (a)	200,000	4,676,000

		21,490,080

		250,264,836

Technology — 12.7%
Computers — 3.2%
Cadence Design Systems, Inc. (a)	346,900	4,686,619
IHS, Inc. Class A (a)	241,500	23,184,000
Jack Henry & Associates, Inc.	110,100	4,322,526
MICROS Systems, Inc. (a)	184,100	7,813,204
NetApp, Inc. (a)	43,400	1,456,070
SanDisk Corp. (a)	118,000	5,140,080
Teradata Corp. (a)	41,300	2,556,057

		49,158,556

Semiconductors — 4.1%
Altera Corp.	346,700	11,940,348
Atmel Corp. (a)	1,217,000	7,971,350
Avago Technologies Ltd.	130,000	4,115,800
Cree, Inc. (a) (c)	164,000	5,572,720
Intersil Corp. Class A	152,000	1,260,080
Maxim Integrated Products, Inc.	131,600	3,869,040
Microchip Technology, Inc. (c)	203,000	6,615,770
NVIDIA Corp.	239,000	2,937,310
Silicon Laboratories, Inc. (a)	135,000	5,644,350
Xilinx, Inc.	339,000	12,170,100

		62,096,868

Software — 5.4%
Cerner Corp. (a)	23,300	1,809,012

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Citrix Systems, Inc. (a)	48,300	$3,175,725
Concur Technologies, Inc. (a) (c)	134,000	9,047,680
Fiserv, Inc. (a)	235,000	18,572,050
Intuit, Inc.	71,600	4,260,200
MSCI, Inc. (a)	399,000	12,365,010
Nuance Communications, Inc. (a)	491,000	10,959,120
Red Hat, Inc. (a)	247,000	13,081,120
Servicenow, Inc. (a) (c)	150,000	4,504,500
Workday, Inc. (a) (c)	63,200	3,444,400

		81,218,817

		192,474,241

Utilities — 1.1%
Electric — 1.1%
Calpine Corp. (a)	965,000	17,495,450

TOTAL COMMON STOCK (Cost $1,163,270,174)		1,479,705,952

PREFERRED STOCK — 0.5%
Communications — 0.3%
Internet — 0.3%
Coupons.com (b)	503,736	1,378,977
Dropbox, Inc. Series A (b)	40,629	367,656
Dropbox, Inc. Series A 1 (b)	199,577	1,805,992
Living Social (b)	586,650	181,862

		3,734,487

Technology — 0.2%
Software — 0.2%
Workday, Inc. (b)	54,421	2,817,647

TOTAL PREFERRED STOCK (Cost $8,980,699)		6,552,134

TOTAL EQUITIES (Cost $1,172,250,873)		1,486,258,086

MUTUAL FUNDS — 3.8%
Diversified Financial — 3.8%
State Street Navigator Securities Lending Prime Portfolio (d)	46,324,203	46,324,203
T. Rowe Price Government Reserve Investment Fund	11,833,524	11,833,524

		58,157,727

TOTAL MUTUAL FUNDS (Cost $58,157,727)		58,157,727

TOTAL LONG-TERM INVESTMENTS (Cost $1,230,408,600)		1,544,415,813

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$35,362,394	$35,362,394

TOTAL SHORT-TERM INVESTMENTS (Cost $35,362,394)		35,362,394

TOTAL INVESTMENTS — 104.0% (Cost $1,265,770,994) (f)		1,579,778,207

Other Assets/(Liabilities) — (4.0)%		(60,537,365)

NET ASSETS — 100.0%		$1,519,240,842

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $6,848,193 or 0.45% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $45,110,412. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $35,362,414. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $36,073,362.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 3.0%
Chemicals — 1.4%
American Vanguard Corp.	53,700	$1,668,459
Ferro Corp. (a)	379,220	1,585,140
Kraton Performance Polymers, Inc. (a)	30,894	742,383
Methanex Corp.	168,735	5,377,584
Minerals Technologies, Inc.	26,058	1,040,235

		10,413,801

Forest Products & Paper — 1.3%
KapStone Paper and Packaging Corp.	262,410	5,822,878
Potlatch Corp.	106,350	4,167,857

		9,990,735

Mining — 0.3%
Kaiser Aluminum Corp.	14,199	875,936
AuRico Gold, Inc. (a)	197,870	1,618,577

		2,494,513

		22,899,049

Communications — 9.4%
Internet — 4.4%
Bazaarvoice, Inc. (a)	68,100	636,735
Dealertrack Technologies, Inc. (a)	80,010	2,297,887
Dropbox, Inc. (b)	33,185	300,294
HomeAway, Inc. (a) (c)	89,230	1,963,060
IAC/InterActiveCorp	123,040	5,819,792
Internap Network Services Corp. (a)	231,478	1,606,457
OpenTable, Inc. (a) (c)	123,000	6,002,400
Sapient Corp. (a)	424,274	4,480,334
Shutterfly, Inc. (a)	64,440	1,924,823
Shutterstock, Inc. (a)	40,400	1,050,400
Sourcefire, Inc. (a)	37,281	1,760,409
SPS Commerce, Inc. (a)	21,240	791,615
ValueClick, Inc. (a)	134,900	2,618,409
Web.com Group, Inc. (a)	143,860	2,129,128

		33,381,743

Media — 1.4%
FactSet Research Systems, Inc.	83,044	7,312,855
Pandora Media, Inc. (a) (c)	358,510	3,291,122

		10,603,977

Semiconductors — 0.2%
IPG Photonics Corp. (c)	25,600	1,706,240

Software — 1.0%
BroadSoft, Inc. (a)	181,478	6,593,096
Splunk, Inc. (a)	43,930	1,274,848

		7,867,944

	Number of Shares	Value
Telecommunications — 2.4%
Acme Packet, Inc. (a)	35,706	$789,817
Aruba Networks, Inc. (a)	49,720	1,031,690
Ciena Corp. (a)	102,800	1,613,960
DigitalGlobe, Inc. (a) (c)	190,143	4,647,095
Ixia (a)	180,346	3,062,275
JDS Uniphase Corp. (a)	127,450	1,725,673
Palo Alto Networks, Inc. (a) (c)	9,800	524,496
Sonus Networks, Inc. (a)	307,826	523,304
tw telecom, Inc. (a)	74,560	1,899,043
Vonage Holdings Corp. (a)	852,860	2,021,278

		17,838,631

		71,398,535

Consumer, Cyclical — 16.4%
Airlines — 0.5%
Spirit Airlines, Inc. (a)	171,441	3,037,935
US Airways Group, Inc. (a)	81,990	1,106,865

		4,144,800

Apparel — 1.6%
Deckers Outdoor Corp. (a) (c)	24,000	966,480
Steven Madden Ltd. (a)	49,465	2,090,885
Under Armour, Inc. Class A (a) (c)	187,962	9,121,796

		12,179,161

Automotive & Parts — 1.4%
Allison Transmission Holdings, Inc. (c)	95,700	1,954,194
Dana Holding Corp.	175,210	2,735,028
Tenneco, Inc. (a)	162,401	5,701,899

		10,391,121

Distribution & Wholesale — 1.1%
Beacon Roofing Supply, Inc. (a)	27,545	916,698
Watsco, Inc.	73,300	5,490,170
WESCO International, Inc. (a)	34,540	2,329,032

		8,735,900

Entertainment — 0.9%
Churchill Downs, Inc.	51,170	3,400,246
DreamWorks Animation SKG, Inc. Class A (a) (c)	117,910	1,953,769
Scientific Games Corp. Class A (a)	92,173	799,140
Vail Resorts, Inc.	20,734	1,121,502

		7,274,657

Foods — 0.4%
Burger King Worldwide, Inc. (c)	168,350	2,767,674

Home Builders — 0.8%
Standard Pacific Corp. (a) (c)	815,806	5,996,174

Leisure Time — 0.8%
Brunswick Corp.	89,893	2,614,987
LIFE TIME FITNESS, Inc. (a) (c)	65,000	3,198,650

		5,813,637

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office Furnishings — 0.2%
Interface, Inc.	21,200	$340,896
Steelcase, Inc. Class A	86,776	1,105,526

		1,446,422

Retail — 8.3%
AFC Enterprises, Inc. (a)	69,342	1,811,906
ANN, Inc. (a)	37,700	1,275,768
BJ’s Restaurants, Inc. (a)	145,618	4,790,832
Buffalo Wild Wings, Inc. (a)	23,100	1,682,142
Casey’s General Stores, Inc.	47,263	2,509,665
The Cheesecake Factory, Inc.	128,029	4,189,109
Columbia Sportswear Co. (c)	10,393	554,571
Denny’s Corp. (a)	396,210	1,933,505
Domino’s Pizza, Inc.	70,400	3,065,920
DSW, Inc. Class A	27,000	1,773,630
Francesca’s Holdings Corp. (a) (c)	188,701	4,898,678
GameStop Corp. Class A (c)	171,960	4,314,476
Hanesbrands, Inc. (a)	68,286	2,446,005
Hibbett Sports, Inc. (a)	23,260	1,225,802
HSN, Inc.	80,990	4,460,929
Jack in the Box, Inc. (a)	40,773	1,166,108
Panera Bread Co. Class A (a)	15,800	2,509,514
Pier 1 Imports, Inc.	148,648	2,972,960
Red Robin Gourmet Burgers, Inc. (a)	37,079	1,308,518
Rue21, Inc. (a)	52,180	1,481,390
Select Comfort Corp. (a)	34,691	907,864
Tile Shop Holdings, Inc. (a) (c)	99,335	1,671,808
Urban Outfitters, Inc. (a)	57,020	2,244,307
Vitamin Shoppe, Inc. (a)	27,954	1,603,441
Zumiez, Inc. (a) (c)	343,770	6,672,576

		63,471,424

Textiles — 0.4%
Fifth & Pacific Cos., Inc. (a)	236,250	2,941,313

		125,162,283

Consumer, Non-cyclical — 20.8%
Beverages — 0.7%
The Boston Beer Co., Inc. Class A (a) (c)	40,054	5,385,260

Biotechnology — 3.2%
Algeta ASA (a)	31,845	894,342
Alkermes PLC (a)	105,040	1,945,341
Arena Pharmaceuticals, Inc. (a) (c)	122,030	1,100,711
ARIAD Pharmaceuticals, Inc. (a)	38,028	729,377
AVEO Pharmaceuticals, Inc. (a) (c)	204,190	1,643,729
Exelixis, Inc. (a) (c)	423,790	1,936,720
Immunogen, Inc. (a) (c)	74,110	944,902
Incyte Corp. (a) (c)	305,290	5,070,867
Ironwood Pharmaceuticals, Inc. (a)	377,700	4,188,693
NewLink Genetics Corp. (a) (c)	36,920	461,500
NPS Pharmaceuticals, Inc. (a)	127,650	1,161,615

	Number of Shares	Value
Sangamo Biosciences, Inc. (a) (c)	73,494	$441,699
Seattle Genetics, Inc. (a) (c)	130,390	3,025,048
Trius Therapeutics, Inc. (a) (c)	124,475	594,991

		24,139,535

Commercial Services — 3.9%
The Advisory Board Co. (a)	14,616	683,883
AerCap Holdings NV (a)	210,250	2,884,630
Coinstar, Inc. (a) (c)	18,871	981,481
Convergys Corp.	178,280	2,925,575
The Corporate Executive Board Co.	15,577	739,284
CoStar Group, Inc. (a)	14,980	1,338,763
Exlservice Holdings, Inc. (a)	55,480	1,470,220
Forrester Research, Inc.	65,960	1,767,728
HMS Holdings Corp. (a)	77,638	2,012,377
Huron Consulting Group, Inc. (a)	48,610	1,637,671
MAXIMUS, Inc.	9,151	578,526
Monro Muffler Brake, Inc. (c)	27,892	975,383
On Assignment, Inc. (a)	87,230	1,769,024
PAREXEL International Corp. (a)	48,236	1,427,303
Team Health Holdings, Inc. (a)	78,590	2,261,034
WEX, Inc. (a)	80,835	6,092,534

		29,545,416

Cosmetics & Personal Care — 0.4%
Elizabeth Arden, Inc. (a)	72,800	3,276,728

Foods — 1.1%
Annie’s, Inc. (a)	94,800	3,169,164
Boulder Brands, Inc. (a)	61,718	796,162
The Fresh Market, Inc. (a)	15,229	732,363
Sanderson Farms, Inc.	33,000	1,569,150
United Natural Foods, Inc. (a)	10,914	584,881
WhiteWave Foods Co. (a) (c)	75,000	1,165,500

		8,017,220

Health Care – Products — 5.3%
Cyberonics, Inc. (a)	171,981	9,034,162
Dexcom, Inc. (a)	772,047	10,507,560
Globus Medical, Inc. Class A (a) (c)	38,160	400,298
HeartWare International, Inc. (a) (c)	77,870	6,537,187
ICU Medical, Inc. (a)	14,269	869,410
Insulet Corp. (a)	170,400	3,615,888
Masimo Corp.	46,410	975,074
Spectranetics Corp. (a)	80,034	1,182,102
Volcano Corp. (a)	313,199	7,394,628

		40,516,309

Health Care – Services — 3.0%
Acadia Healthcare Co., Inc. (a)	51,957	1,212,157
Air Methods Corp.	51,660	1,905,737
Catamaran Corp. (a)	41,968	1,977,112
Centene Corp. (a)	18,518	759,238
Covance, Inc. (a)	95,680	5,527,434
Health Management Associates, Inc. Class A (a)	285,410	2,660,021

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HealthSouth Corp. (a)	128,572	$2,714,155
Kindred Healthcare, Inc. (a)	244,290	2,643,218
WellCare Health Plans, Inc. (a)	64,450	3,138,071

		22,537,143

Household Products — 0.2%
Spectrum Brands Holdings, Inc.	30,130	1,353,741

Pharmaceuticals — 2.3%
Auxilium Pharmaceuticals, Inc. (a)	45,840	849,415
AVANIR Pharmaceuticals, Inc. (a) (c)	337,660	888,046
Cubist Pharmaceuticals, Inc. (a)	94,150	3,959,949
Keryx Biopharmaceuticals, Inc. (a) (c)	171,043	448,133
MAP Pharmaceuticals, Inc. (a)	54,999	864,034
The Medicines Co. (a)	68,620	1,644,821
Neogen Corp. (a) (c)	60,700	2,750,924
Onyx Pharmaceuticals, Inc. (a)	17,350	1,310,446
Optimer Pharmaceuticals, Inc. (a) (c)	84,420	764,001
Rigel Pharmaceuticals, Inc. (a)	95,030	617,695
Salix Pharmaceuticals Ltd. (a)	86,730	3,510,830

		17,608,294

Real Estate Investment Trusts (REITS) — 0.2%
Zillow, Inc. Class A (a) (c)	68,418	1,898,600

Textiles — 0.5%
Samsonite International SA	1,086,600	2,273,118
Tumi Holdings, Inc. (a)	75,820	1,580,847

		3,853,965

		158,132,211

Energy — 7.5%
Coal — 0.3%
Arch Coal, Inc.	171,820	1,257,722
Cloud Peak Energy, Inc. (a)	61,350	1,185,896

		2,443,618

Energy – Alternate Sources — 0.6%
First Solar, Inc. (a) (c)	69,490	2,145,851
Headwaters, Inc. (a)	219,755	1,881,103
Solarcity Corp. (a) (c)	76,500	912,645

		4,939,599

Oil & Gas — 3.1%
Atwood Oceanics, Inc. (a)	27,460	1,257,393
Berry Petroleum Co. Class A	16,442	551,629
Comstock Resources, Inc. (a)	128,700	1,947,231
Energy XXI (Bermuda) Ltd.	27,848	896,427
KiOR, Inc. Class A (a) (c)	66,636	427,137
Oasis Petroleum, Inc. (a)	47,380	1,506,684
Painted Pony Petroleum Ltd. (a)	108,900	1,149,543
Patterson-UTI Energy, Inc.	263,650	4,911,799
Rex Energy Corp. (a)	91,600	1,192,632
Rosetta Resources, Inc. (a)	103,576	4,698,207

	Number of Shares	Value
SemGroup Corp. Class A (a)	124,920	$4,881,874

		23,420,556

Oil & Gas Services — 3.5%
Core Laboratories NV	39,983	4,370,542
Dril-Quip, Inc. (a)	166,689	12,176,631
Forum Energy Technologies, Inc. (a)	173,000	4,281,750
ION Geophysical Corp. (a)	305,080	1,986,071
Key Energy Services, Inc. (a)	66,169	459,875
Pioneer Energy Services Corp. (a)	119,973	871,004
Trican Well Service Ltd. (c)	166,130	2,191,239

		26,337,112

		57,140,885

Financial — 12.7%
Banks — 2.9%
Associated Banc-Corp.	151,600	1,988,992
BancorpSouth, Inc.	140,780	2,046,941
Banner Corp.	31,227	959,606
Boston Private Financial Holdings, Inc.	311,870	2,809,949
East West Bancorp, Inc.	80,250	1,724,573
First Horizon National Corp.	252,590	2,503,167
International Bancshares Corp.	122,230	2,206,251
National Penn Bancshares, Inc.	228,270	2,127,476
Pinnacle Financial Partners, Inc. (a)	65,970	1,242,875
Sterling Financial Corp.	63,948	1,335,234
Webster Financial Corp.	85,800	1,763,190
Western Alliance Bancorp (a)	134,430	1,415,548

		22,123,802

Diversified Financial — 6.2%
AllianceBernstein Holding LP	297,100	5,178,453
DFC Global Corp. (a)	33,659	623,028
Financial Engines, Inc. (a) (c)	319,490	8,865,848
Greenhill & Co., Inc. (c)	152,077	7,906,483
Investment Technology Group, Inc. (a)	48,013	432,117
National Financial Partners Corp. (a) (c)	116,130	1,990,468
Netspend Holdings, Inc. (a)	297,434	3,515,670
Ocwen Financial Corp. (a)	36,070	1,247,661
Portfolio Recovery Associates, Inc. (a)	112,736	12,046,969
WageWorks, Inc. (a)	193,141	3,437,910
WisdomTree Investments, Inc. (a)	370,128	2,265,183

		47,509,790

Insurance — 1.4%
eHealth, Inc. (a)	131,592	3,616,148
The Hanover Insurance Group, Inc.	52,120	2,019,129
Primerica, Inc.	86,300	2,589,863
Protective Life Corp.	72,927	2,084,254

		10,309,394

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 0.3%
Solar Capital Ltd.	84,140	$2,011,788

Real Estate — 0.1%
Jones Lang LaSalle, Inc.	11,896	998,550

Real Estate Investment Trusts (REITS) — 1.8%
Acadia Realty Trust	80,300	2,013,924
American Campus Communities, Inc.	17,040	786,055
Eastgroup Properties	15,452	831,472
MFA Financial, Inc.	177,250	1,437,498
Pebblebrook Hotel Trust	104,240	2,407,944
PS Business Parks, Inc.	15,753	1,023,630
Redwood Trust, Inc.	31,500	532,035
Sunstone Hotel Investors, Inc. (a)	319,010	3,416,597
Tanger Factory Outlet Centers, Inc.	28,192	964,166

		13,413,321

		96,366,645

Industrial — 15.2%
Aerospace & Defense — 1.3%
BE Aerospace, Inc. (a)	27,473	1,357,166
Moog, Inc. Class A (a)	99,896	4,098,733
Teledyne Technologies, Inc. (a)	64,332	4,186,083

		9,641,982

Building Materials — 1.4%
Armstrong World Industries, Inc.	34,400	1,745,112
Lennox International, Inc.	38,434	2,018,554
Louisiana-Pacific Corp. (a)	134,800	2,604,336
Owens Corning, Inc. (a)	70,450	2,605,946
Trex Co., Inc. (a)	17,296	643,930
USG Corp. (a) (c)	33,749	947,334

		10,565,212

Electronics — 1.6%
Coherent, Inc.	31,330	1,585,925
Fabrinet (a)	27,072	355,726
Faro Technologies, Inc. (a)	99,755	3,559,259
FEI Co.	11,307	627,086
InvenSense, Inc. (a) (c)	66,166	735,104
OSI Systems, Inc. (a)	14,251	912,634
Rogers Corp. (a)	97,162	4,825,065

		12,600,799

Environmental Controls — 1.2%
US Ecology, Inc.	62,169	1,463,458
Waste Connections, Inc.	221,900	7,498,001

		8,961,459

Hand & Machine Tools — 0.5%
Kennametal, Inc.	98,790	3,951,600

Machinery – Diversified — 3.3%
Applied Industrial Technologies, Inc.	29,980	1,259,460
Chart Industries, Inc. (a)	10,334	688,968
DXP Enterprises, Inc. (a)	25,435	1,248,095

	Number of Shares	Value
Graco, Inc.	62,800	$3,233,572
IDEX Corp.	32,450	1,509,898
Lindsay Corp.	9,863	790,223
The Middleby Corp. (a)	6,365	816,057
Nordson Corp.	60,800	3,837,696
Proto Labs, Inc. (a)	102,800	4,052,376
Wabtec Corp.	84,977	7,438,887

		24,875,232

Manufacturing — 3.4%
Actuant Corp. Class A	38,570	1,076,489
Acuity Brands, Inc.	108,559	7,352,701
CLARCOR, Inc.	22,622	1,080,879
Colfax Corp. (a)	32,730	1,320,656
FreightCar America, Inc.	64,974	1,456,717
Hexcel Corp. (a)	230,216	6,206,623
Polypore International, Inc. (a) (c)	64,980	3,021,570
Raven Industries, Inc.	179,700	4,736,892

		26,252,527

Packaging & Containers — 1.2%
Graphic Packaging Holding Co. (a)	495,550	3,201,253
Packaging Corporation of America	58,790	2,261,651
Silgan Holdings, Inc.	89,410	3,718,562

		9,181,466

Transportation — 1.3%
Con-way, Inc.	43,360	1,206,275
Genesee & Wyoming, Inc. Class A (a)	20,275	1,542,522
Landstar System, Inc.	34,280	1,798,329
Old Dominion Freight Line, Inc. (a)	105,462	3,615,237
Swift Transportation Co. (a)	210,200	1,917,024

		10,079,387

		116,109,664

Technology — 12.5%
Computers — 2.7%
Cadence Design Systems, Inc. (a)	238,320	3,219,703
FleetMatics Group PLC (a) (c)	49,789	1,252,691
LivePerson, Inc. (a)	112,250	1,474,965
LogMeIn, Inc. (a)	188,655	4,227,759
MICROS Systems, Inc. (a)	151,981	6,450,074
Netscout Systems, Inc. (a)	31,230	811,668
Quantum Corp. (a) (c)	416,255	516,156
Stratasys Ltd. (a) (c)	34,894	2,796,754

		20,749,770

Health Care – Services — 0.5%
Vocera Communications, Inc. (a)	139,000	3,488,900

Semiconductors — 3.4%
Cavium, Inc. (a)	40,060	1,250,273
Cypress Semiconductor Corp. (a)	164,500	1,783,180
Fairchild Semiconductor International, Inc. (a)	157,730	2,271,312

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hittite Microwave Corp. (a)	136,452	$8,473,669
Lattice Semiconductor Corp. (a)	321,420	1,282,466
Microsemi Corp. (a)	106,400	2,238,656
Mindspeed Technologies, Inc. (a) (c)	276,032	1,291,830
Monolithic Power Systems, Inc.	87,500	1,949,500
Nanometrics, Inc. (a)	103,130	1,487,134
ON Semiconductor Corp. (a)	254,730	1,795,846
Ultratech, Inc. (a)	67,066	2,501,562

		26,325,428

Software — 5.9%
Athenahealth, Inc. (a) (c)	11,216	823,815
Concur Technologies, Inc. (a)	34,690	2,342,269
Cornerstone OnDemand, Inc. (a)	102,700	3,032,731
Demandware, Inc. (a) (c)	14,800	404,336
Fair Isaac Corp.	43,360	1,822,421
Guidewire Software, Inc. (a)	29,805	885,805
Imperva, Inc. (a)	101,500	3,200,295
Infoblox, Inc. (a)	65,088	1,169,631
Interactive Intelligence Group, Inc. (a)	19,987	670,364
Parametric Technology Corp. (a)	131,710	2,964,792
Pegasystems, Inc. (c)	49,100	1,113,588
QLIK Technologies, Inc. (a)	34,300	744,996
Servicenow, Inc. (a) (c)	69,580	2,089,487
Solera Holdings, Inc.	121,610	6,502,487
Tangoe, Inc./CT (a)	70,978	842,509
TiVo, Inc. (a)	386,220	4,758,230
Tyler Technologies, Inc. (a)	125,100	6,059,844
The Ultimate Software Group, Inc. (a)	55,050	5,197,271

		44,624,871

		95,188,969

Utilities — 0.3%
Gas — 0.3%
Southwest Gas Corp.	54,150	2,296,501

TOTAL COMMON STOCK (Cost $678,802,529)		744,694,742

TOTAL EQUITIES (Cost $678,802,529)		744,694,742

MUTUAL FUNDS — 11.2%
Diversified Financial — 11.2%
iShares Russell 2000 Index Fund	24,000	2,022,960
State Street Naviagtor Securities Lending Prime Portfolio (d)	83,532,217	83,532,217

		85,555,177

TOTAL MUTUAL FUNDS (Cost $85,506,416)		85,555,177

		Value
TOTAL LONG-TERM INVESTMENTS (Cost $764,308,945)		$830,249,919

	Principal Amount
SHORT-TERM INVESTMENTS — 3.2%
Repurchase Agreement — 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$24,077,771	24,077,771

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	26,216	26,216

TOTAL SHORT-TERM INVESTMENTS (Cost $24,103,987)		24,103,987

TOTAL INVESTMENTS — 112.2% (Cost $788,412,932) (f)		854,353,906

Other Assets/(Liabilities) — (12.2)%		(92,721,845)

NET ASSETS — 100.0%		$761,632,061

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $300,294 or 0.04% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $81,244,808. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $24,077,784. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.000%, maturity dates ranging from 12/01/26 – 10/20/27, and an aggregate market value, including accrued interest, of $24,571,164.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 4.1%
Chemicals — 2.6%
Georgia Gulf Corp.	12,570	$518,890
Huntsman Corp.	22,216	353,234
Innophos Holdings, Inc.	2,550	118,575
Quaker Chemical Corp.	9,764	525,889

		1,516,588

Forest Products & Paper — 0.5%
Potlatch Corp.	5,690	222,991
KapStone Paper and Packaging Corp.	5,060	112,281

		335,272

Mining — 1.0%
RTI International Metals, Inc. (a)	21,112	581,847

		2,433,707

Communications — 5.5%
Advertising — 0.3%
Millennial Media, Inc. (a) (b)	15,860	198,726

Internet — 1.6%
Brightcove, Inc. (a)	14,620	132,165
TIBCO Software, Inc. (a)	13,800	303,738
Trulia, Inc. (a)	17,221	279,669
Yelp, Inc. (a) (b)	4,980	93,873
Zynga, Inc. (a)	43,730	103,640

		913,085

Semiconductors — 1.4%
EZchip Semiconductor Ltd. (a)	9,916	327,922
IPG Photonics Corp. (b)	7,564	504,140

		832,062

Telecommunications — 2.2%
Acme Packet, Inc. (a)	5,130	113,476
Arris Group, Inc. (a)	10,080	150,595
Aruba Networks, Inc. (a)	13,240	274,730
NETGEAR, Inc. (a)	6,240	245,981
NICE Systems Ltd. Sponsored ADR (Israel) (a)	15,228	509,833

		1,294,615

		3,238,488

Consumer, Cyclical — 19.1%
Airlines — 1.3%
Allegiant Travel Co.	2,800	205,548
JetBlue Airways Corp. (a) (b)	60,210	343,799
US Airways Group, Inc. (a)	15,374	207,549

		756,896

	Number of Shares	Value
Apparel — 1.4%
Oxford Industries, Inc.	5,030	$233,191
Steven Madden Ltd. (a)	13,450	568,531

		801,722

Automotive & Parts — 0.5%
WABCO Holdings, Inc. (a)	4,691	305,806

Distribution & Wholesale — 0.5%
Beacon Roofing Supply, Inc. (a)	3,580	119,142
MRC Global, Inc. (a)	5,020	139,456

		258,598

Entertainment — 4.0%
Bally Technologies, Inc. (a)	14,759	659,875
DreamWorks Animation SKG, Inc. Class A (a) (b)	9,180	152,113
Lions Gate Entertainment Corp. (a) (b)	14,040	230,256
Pinnacle Entertainment, Inc. (a)	21,130	334,488
SHFL Entertainment, Inc. (a)	52,937	767,586
Six Flags Entertainment Corp.	3,040	186,048

		2,330,366

Home Builders — 1.0%
Meritage Home Corp. (a)	13,890	518,792
Thor Industries, Inc.	2,180	81,597

		600,389

Home Furnishing — 0.7%
La-Z-Boy, Inc.	8,420	119,143
Universal Electronics, Inc. (a)	15,266	295,397

		414,540

Lodging — 0.6%
Orient-Express Hotels Ltd. (a)	31,935	373,320

Office Furnishings — 0.2%
Interface, Inc.	8,210	132,017

Retail — 8.9%
Asbury Automotive Group, Inc. (a)	4,690	150,221
BJ’s Restaurants, Inc. (a)	10,068	331,237
Bloomin’ Brands, Inc. (a)	6,050	94,622
Buffalo Wild Wings, Inc. (a)	2,430	176,953
Casey’s General Stores, Inc.	3,690	195,939
Cash America International, Inc.	9,777	387,854
The Cheesecake Factory, Inc.	5,100	166,872
Chico’s FAS, Inc.	22,834	421,516
Francesca’s Holdings Corp. (a) (b)	24,540	637,058
Genesco, Inc. (a)	21,958	1,207,690
Lumber Liquidators Holdings, Inc. (a)	1,670	88,226
Papa John’s International, Inc. (a)	2,200	120,868
Sally Beauty Holdings, Inc. (a)	1,597	37,641
Select Comfort Corp. (a)	9,340	244,428
Tilly’s, Inc. (a)	1,930	26,036
Tractor Supply Co.	990	87,476

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vitamin Shoppe, Inc. (a)	14,534	$833,670

		5,208,307

		11,181,961

Consumer, Non-cyclical — 27.6%
Biotechnology — 4.0%
Acorda Therapeutics, Inc. (a)	14,186	352,664
Affymax, Inc. (a)	5,640	107,160
Alexion Pharmaceuticals, Inc. (a)	2,170	203,568
Alkermes PLC (a)	14,460	267,799
ARIAD Pharmaceuticals, Inc. (a)	28,174	540,377
Charles River Laboratories International, Inc. (a)	2,690	100,794
Halozyme Therapeutics, Inc. (a)	40,996	275,083
NPS Pharmaceuticals, Inc. (a)	16,590	150,969
Puma Biotechnology, Inc. (a)	5,230	98,063
Seattle Genetics, Inc. (a) (b)	9,612	222,999

		2,319,476

Commercial Services — 5.0%
The Corporate Executive Board Co.	3,727	176,884
Exlservice Holdings, Inc. (a)	660	17,490
The Geo Group, Inc.	26,691	752,686
HMS Holdings Corp. (a)	8,000	207,360
MAXIMUS, Inc.	3,520	222,534
Monster Worldwide, Inc. (a)	97,016	545,230
PAREXEL International Corp. (a)	14,959	442,637
Rent-A-Center, Inc.	4,070	139,845
Sotheby’s	9,270	311,657
TrueBlue, Inc. (a)	7,360	115,920

		2,932,243

Cosmetics & Personal Care — 0.8%
Elizabeth Arden, Inc. (a)	5,370	241,704
Inter Parfums, Inc.	11,720	228,071

		469,775

Foods — 2.5%
Boulder Brands, Inc. (a)	10,310	132,999
The Chefs’ Warehouse, Inc. (a)	5,150	81,422
The Fresh Market, Inc. (a)	9,901	476,139
Harris Teeter Supermarkets, Inc.	4,360	168,122
United Natural Foods, Inc. (a)	4,650	249,193
WhiteWave Foods Co. (a) (b)	24,160	375,446

		1,483,321

Health Care – Products — 4.1%
Accuray, Inc. (a)	13,740	88,348
ArthroCare Corp. (a)	16,934	585,747
The Cooper Cos., Inc.	5,470	505,866
HeartWare International, Inc. (a) (b)	5,249	440,653
Merit Medical Systems, Inc. (a)	12,220	169,858
Natus Medical, Inc. (a)	9,200	102,856
Thoratec Corp. (a)	13,248	497,065

		2,390,393

	Number of Shares	Value
Health Care – Services — 3.8%
Acadia Healthcare Co., Inc. (a)	8,920	$208,104
Air Methods Corp.	15,375	567,184
Catamaran Corp. (a)	12,704	598,485
Centene Corp. (a)	17,790	729,390
WellCare Health Plans, Inc. (a)	3,100	150,939

		2,254,102

Household Products — 0.2%
Jarden Corp.	2,130	110,121

Pharmaceuticals — 7.2%
Alnylam Pharmaceuticals, Inc. (a) (b)	6,700	122,275
BioMarin Pharmaceutical, Inc. (a)	5,088	250,584
Cubist Pharmaceuticals, Inc. (a)	5,740	241,425
Jazz Pharmaceuticals Plc (a)	3,180	169,176
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	16,574	316,398
Nektar Therapeutics (a)	14,570	107,964
Onyx Pharmaceuticals, Inc. (a)	8,396	634,150
Pharmacyclics, Inc. (a)	2,640	152,856
Salix Pharmaceuticals Ltd. (a)	14,434	584,288
Sirona Dental Systems, Inc. (a)	11,279	727,044
Theravance, Inc. (a)	15,834	352,623
United Therapeutics Corp. (a)	11,036	589,543

		4,248,326

		16,207,757

Energy — 8.7%
Oil & Gas — 3.0%
Diamondback Energy, Inc. (a)	5,600	107,072
Gulfport Energy Corp. (a)	13,246	506,262
Oasis Petroleum, Inc. (a)	25,929	824,542
Ocean Rig UDW, Inc. (a)	10,227	153,098
PDC Energy, Inc. (a)	3,840	127,527

		1,718,501

Oil & Gas Services — 5.7%
Dril-Quip, Inc. (a)	7,730	564,677
Exterran Holdings, Inc. (a)	8,160	178,867
Geospace Technologies Corp. (a)	14,979	1,331,184
Lufkin Industries, Inc.	15,086	876,949
Oil States International, Inc. (a)	1,300	93,002
Thermon Group Holdings, Inc. (a)	13,765	310,125

		3,354,804

		5,073,305

Financial — 5.7%
Banks — 1.5%
Citizens Republic Bancorp, Inc. (a)	17,599	333,853
PrivateBancorp, Inc.	8,590	131,599
Prosperity Bancshares, Inc.	3,250	136,500
UMB Financial Corp.	6,497	284,828

		886,780

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 0.6%
Duff & Phelps Corp. Class A	17,805	$278,114
Encore Capital Group, Inc. (a)	3,060	93,697

		371,811

Insurance — 0.9%
Validus Holdings Ltd.	15,365	531,322

Investment Companies — 0.8%
Home Loan Servicing Solutions Ltd.	10,332	195,275
KKR Financial Holdings LLC	22,755	240,293

		435,568

Real Estate Investment Trusts (REITS) — 1.7%
Hudson Pacific Properties, Inc.	8,120	171,007
LaSalle Hotel Properties	5,390	136,852
Mid-America Apartment Communities, Inc.	2,670	172,883
Redwood Trust, Inc.	10,443	176,382
Two Harbors Investment Corp.	30,484	337,763

		994,887

Savings & Loans — 0.2%
Oritani Financial Corp.	6,720	102,950

		3,323,318

Industrial — 16.4%
Aerospace & Defense — 1.7%
Teledyne Technologies, Inc. (a)	3,813	248,112
Triumph Group, Inc.	11,333	740,045

		988,157

Building Materials — 1.3%
Apogee Enterprises, Inc.	2,806	67,260
Drew Industries, Inc.	4,090	131,903
Texas Industries, Inc. (a) (b)	10,737	547,694

		746,857

Commercial Services — 0.2%
Exponent, Inc. (a)	1,850	103,285

Electrical Components & Equipment — 0.8%
General Cable Corp. (a)	11,141	338,798
Universal Display Corp. (a) (b)	6,269	160,612

		499,410

Electronics — 2.5%
Analogic Corp.	2,510	186,493
Coherent, Inc.	11,622	588,306
InvenSense, Inc. (a) (b)	24,180	268,640
Vishay Intertechnology, Inc. (a)	15,740	167,316
Woodward, Inc.	6,923	263,974

		1,474,729

Engineering & Construction — 0.9%
EMCOR Group, Inc.	3,480	120,443
Foster Wheeler AG (a)	9,730	236,633

	Number of Shares	Value
McDermott International, Inc. (a)	18,000	$198,360

		555,436

Environmental Controls — 0.9%
Waste Connections, Inc.	15,727	531,415

Hand & Machine Tools — 0.6%
Regal-Beloit Corp.	5,052	356,014

Machinery – Construction & Mining — 0.9%
Terex Corp. (a)	19,762	555,510

Machinery – Diversified — 1.2%
Applied Industrial Technologies, Inc.	3,420	143,674
Chart Industries, Inc. (a)	2,918	194,543
DXP Enterprises, Inc. (a)	3,540	173,708
The Middleby Corp. (a)	1,280	164,109

		676,034

Manufacturing — 2.5%
Colfax Corp. (a)	9,995	403,298
Crane Co.	4,350	201,318
Hexcel Corp. (a)	32,288	870,485

		1,475,101

Metal Fabricate & Hardware — 0.5%
Northwest Pipe Co. (a)	11,778	281,023

Transportation — 2.4%
Atlas Air Worldwide Holdings, Inc. (a)	7,462	330,641
Forward Air Corp.	5,690	199,207
Landstar System, Inc.	10,510	551,354
Quality Distribution, Inc. (a)	24,965	149,790
Werner Enterprises, Inc.	6,980	151,257

		1,382,249

		9,625,220

Technology — 12.1%
Computers — 3.0%
Fortinet, Inc. (a)	30,471	642,024
Fusion-io, Inc. (a) (b)	14,045	322,052
LogMeIn, Inc. (a)	1,920	43,027
Mentor Graphics Corp. (a)	17,800	302,956
Riverbed Technology, Inc. (a)	22,260	438,967

		1,749,026

Semiconductors — 3.3%
ATMI, Inc. (a)	8,800	183,744
Cavium, Inc. (a)	13,910	434,131
Cypress Semiconductor Corp. (a)	8,720	94,525
Entegris, Inc. (a)	11,720	107,590
Power Integrations, Inc.	3,090	103,855
Silicon Image, Inc. (a)	41,370	205,195
Teradyne, Inc. (a)	27,050	456,875
Veeco Instruments, Inc. (a) (b)	12,220	360,734

		1,946,649

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 5.8%
Athenahealth, Inc. (a)	2,240	$164,528
AVG Technologies NV (a)	7,420	117,459
Compuware Corp. (a)	22,097	240,194
Concur Technologies, Inc. (a)	4,262	287,770
Cornerstone OnDemand, Inc. (a)	13,600	401,608
Demandware, Inc. (a)	6,980	190,694
Imperva, Inc. (a)	3,300	104,049
Infoblox, Inc. (a)	7,950	142,862
InnerWorkings, Inc. (a) (b)	11,920	164,258
Jive Software, Inc. (a)	16,940	246,138
MedAssets, Inc. (a)	30,737	515,459
QLIK Technologies, Inc. (a)	20,774	451,211
Qualys, Inc. (a) (b)	8,210	121,426
RADWARE Ltd. (a)	4,240	139,920
Solarwinds, Inc. (a)	1,849	96,980

		3,384,556

		7,080,231

TOTAL COMMON STOCK (Cost $50,623,247)		58,163,987

TOTAL EQUITIES (Cost $50,623,247)		58,163,987

MUTUAL FUNDS — 9.2%
Diversified Financial — 9.2%
iShares Russell 2000 Growth Index Fund (b)	6,360	606,172
State Street Navigator Securities Lending Prime Portfolio (c)	4,767,017	4,767,017

		5,373,189

TOTAL MUTUAL FUNDS (Cost $5,350,940)		5,373,189

TOTAL LONG-TERM INVESTMENTS (Cost $55,974,187)		63,537,176

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$1,009,112	1,009,112

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $1,009,112)	$1,009,112

TOTAL INVESTMENTS — 110.1% (Cost $56,983,299) (e)	64,546,288

Other Assets/(Liabilities) — (10.1)%	(5,902,419)

NET ASSETS — 100.0%	$58,643,869

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $4,650,311. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,009,112. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.000%, maturity dates ranging from 12/01/26 – 10/20/27, and an aggregate market value, including accrued interest, of $1,032,971.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 95.7%
Basic Materials — 7.1%
Chemicals — 3.1%
BASF SE	24,644	$2,316,322
Solvay SA Class A	17,050	2,454,366

		4,770,688

Forest Products & Paper — 0.9%
UPM-Kymmene OYJ	111,204	1,321,501

Iron & Steel — 0.7%
ArcelorMittal	65,713	1,137,562

Machinery – Construction & Mining — 1.7%
Rio Tinto PLC	43,704	2,546,739

Mining — 0.7%
First Quantum Minerals Ltd.	46,891	1,032,856

		10,809,346

Communications — 7.2%
Media — 0.9%
Pearson PLC	75,022	1,466,631

Telecommunications — 6.3%
Nippon Telegraph & Telephone Corp.	35,800	1,503,823
Telefonaktiebolaget LM Ericsson Class B	198,360	1,995,157
Telenor ASA	88,288	1,793,721
Vodafone Group PLC	1,692,632	4,256,743

		9,549,444

		11,016,075

Consumer, Cyclical — 11.4%
Airlines — 0.7%
Japan Airlines Co. Ltd. (a)	26,500	1,134,254

Auto Manufacturers — 3.9%
Honda Motor Co. Ltd.	89,200	3,287,771
Nissan Motor Co. Ltd.	122,500	1,162,702
Renault SA	26,297	1,450,856

		5,901,329

Automotive & Parts — 0.7%
Bridgestone Corp.	40,600	1,052,397

Distribution & Wholesale — 2.3%
Marubeni Corp.	134,000	960,257
Mitsui & Co. Ltd. (b)	73,700	1,102,573
Sumitomo Corp.	116,300	1,490,708

		3,553,538

Food Services — 1.2%
Sodexo	21,741	1,821,799

Lodging — 1.3%
InterContinental Hotels Group PLC	68,501	1,926,363

	Number of Shares	Value
Retail — 1.3%
Kingfisher PLC	409,944	$1,893,485

		17,283,165

Consumer, Non-cyclical — 11.9%
Agriculture — 1.4%
British American Tobacco PLC	13,521	685,110
Japan Tobacco, Inc.	49,600	1,398,307

		2,083,417

Beverages — 1.9%
Asahi Group Holdings Ltd.	35,500	752,499
Kirin Holdings Co. Ltd.	56,000	658,023
SABMiller PLC	30,418	1,431,717

		2,842,239

Commercial Services — 0.7%
Experian PLC	64,253	1,038,152

Foods — 0.9%
Unilever NV	36,066	1,360,906

Pharmaceuticals — 7.0%
Bayer AG	24,036	2,282,519
GlaxoSmithKline PLC	38,953	845,731
Roche Holding AG	8,895	1,812,133
Sanofi	54,772	5,194,315
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	15,246	569,286

		10,703,984

		18,028,698

Diversified — 1.7%
Holding Company – Diversified — 1.7%
Hutchison Whampoa Ltd.	238,000	2,524,776

Energy — 9.3%
Coal — 1.0%
China Shenhua Energy Co. Ltd. Class H	353,000	1,577,165

Oil & Gas — 8.3%
CNOOC Ltd.	816,000	1,791,738
ENI SpA	181,568	4,479,199
Repsol YPF SA	51,977	1,067,434
Royal Dutch Shell PLC Class A	147,276	5,203,928

		12,542,299

		14,119,464

Financial — 32.6%
Banks — 18.0%
Australia & New Zealand Banking Group Ltd.	95,519	2,500,773
Barclays PLC	712,668	3,077,573
BNP Paribas	54,662	3,081,141
China Construction Bank Corp. Class H	2,110,000	1,719,659

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Danske Bank A/S (a)	45,065	$766,127
HSBC Holdings PLC	558,877	5,911,147
Intesa Sanpaolo SpA	820,641	1,419,711
Mitsubishi UFJ Financial Group, Inc.	184,600	993,358
Nordea Bank AB	88,255	845,236
Sberbank of Russia Sponsored ADR (Russia)	87,011	1,092,858
Societe Generale SA (a)	23,027	866,143
Sumitomo Mitsui Financial Group, Inc.	114,200	4,148,774
Swedbank AB	45,713	899,559

		27,322,059

Diversified Financial — 3.8%
African Bank Investments Ltd. (b)	149,818	576,071
Credit Suisse Group (a) (b)	92,674	2,325,315
Deutsche Boerse AG	20,847	1,272,417
ORIX Corp. (b)	14,260	1,609,082

		5,782,885

Insurance — 7.5%
Allianz SE	26,204	3,630,215
AXA SA	69,693	1,260,604
ING Groep NV (a)	162,725	1,556,089
Prudential PLC	149,789	2,090,048
Swiss Re AG (a)	26,008	1,898,175
Zurich Insurance Group AG (a)	3,328	889,879

		11,325,010

Real Estate — 2.7%
China Overseas Land & Investment Ltd.	392,000	1,187,433
Mitsui Fudosan Co. Ltd.	73,000	1,783,469
Sino Land Co. Ltd.	652,000	1,174,039

		4,144,941

Real Estate Investment Trusts (REITS) — 0.6%
Goodman Group	197,813	899,927

		49,474,822

Industrial — 7.5%
Aerospace & Defense — 1.1%
European Aeronautic Defence and Space Co.	40,514	1,587,878

Building Materials — 2.0%
Compagnie de Saint-Gobain	43,064	1,842,648
Lafarge SA	19,289	1,236,003

		3,078,651

Electrical Components & Equipment — 3.1%
Hitachi Ltd. (b)	446,000	2,624,767
Schneider Electric SA	28,734	2,143,083

		4,767,850

Machinery – Diversified — 0.6%
Mitsubishi Heavy Industries Ltd.	190,000	918,803

	Number of Shares	Value
Transportation — 0.7%
Yamato Holdings Co. Ltd.	64,800	$985,317

		11,338,499

Technology — 4.1%
Computers — 0.6%
Fujitsu LTD	230,000	965,694

Office Equipment/Supplies — 1.5%
Canon, Inc. (b)	57,700	2,263,119

Semiconductors — 2.0%
ASML Holding NV	16,848	1,090,734
Samsung Electronics Co., Ltd.	1,358	1,943,604

		3,034,338

		6,263,151

Utilities — 2.9%
Electric — 0.9%
Iberdrola SA	261,001	1,455,442

Gas — 1.6%
Centrica PLC	273,159	1,483,907
Gaz De France	43,269	891,511

		2,375,418

Water — 0.4%
Suez Environnement Co.	54,960	662,694

		4,493,554

TOTAL COMMON STOCK (Cost $132,578,057)		145,351,550

PREFERRED STOCK — 1.7%
Consumer, Cyclical — 1.7%
Auto Manufacturers — 1.7%
Volkswagen AG 2.070%	11,266	2,563,081

TOTAL PREFERRED STOCK (Cost $2,053,864)		2,563,081

TOTAL EQUITIES (Cost $134,631,921)		147,914,631

RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/10/13, Strike 0.00 (a) (b)	51,977	31,696

TOTAL RIGHTS (Cost $32,507)		31,696

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 5.7%
Diversified Financial — 5.7%
State Street Navigator Securities Lending Prime Portfolio (c)	8,570,795	$8,570,795

TOTAL MUTUAL FUNDS (Cost $8,570,795)		8,570,795

TOTAL LONG-TERM INVESTMENTS (Cost $143,235,223)		156,517,122

	Principal Amount
SHORT-TERM INVESTMENTS — 3.2%
Repurchase Agreement — 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$4,855,527	4,855,527

TOTAL SHORT-TERM INVESTMENTS (Cost $4,855,527)		4,855,527

TOTAL INVESTMENTS — 106.3% (Cost $148,090,750) (e)		161,372,649

Other Assets/(Liabilities) — (6.3)%		(9,520,590)

NET ASSETS — 100.0%		$151,852,059

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $8,139,451. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,855,530. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $4,953,084.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 96.6%
Basic Materials — 8.8%
Chemicals — 3.4%
Air Liquide	3,575	$448,007
Air Water, Inc.	2,000	25,457
Akzo Nobel NV	2,755	181,794
Arkema	661	69,500
Asahi Kasei Corp.	15,000	88,580
BASF SE	10,439	981,175
Brenntag AG	626	82,242
Croda International PLC	1,452	56,254
Daicel Corp.	3,000	19,850
Denki Kagaku Kogyo KK	5,000	17,113
EMS-Chemie Holding AG Registered	102	24,057
Givaudan SA Registered	99	104,958
Hitachi Chemical Co. Ltd. (a)	1,100	16,396
Incitec Pivot Ltd.	17,472	59,374
Israel Chemicals Ltd.	4,777	57,589
Johnson Matthey PLC	2,197	84,376
JSR Corp.	1,900	35,895
K+S AG	1,847	85,393
Kaneka Corp.	3,000	15,088
Kansai Paint Co. Ltd.	3,000	32,311
Koninklijke DSM NV	1,838	110,711
Lanxess AG	892	78,011
Linde AG	2,076	362,032
Lonza Group AG Registered	564	30,505
Mitsubishi Chemical Holding Corp.	14,500	72,329
Mitsubishi Gas Chemical Co., Inc.	4,000	24,509
Mitsui Chemicals, Inc. (a)	9,000	23,508
Nitto Denko Corp.	1,800	88,561
Shin-Etsu Chemical Co. Ltd.	4,600	280,966
Showa Denko KK (a)	15,000	22,936
Solvay SA Class A	706	101,629
Sumitomo Chemical Co. Ltd.	16,000	50,481
Syngenta AG	1,045	421,535
Taiyo Nippon Sanso Corp.	3,000	17,138
Ube Industries Ltd.	11,000	26,453
Yara International ASA	2,208	109,597

		4,306,310

Forest Products & Paper — 0.2%
UPM-Kymmene OYJ	5,632	66,928
Stora Enso Oyj Class R	5,920	41,871
Nippon Paper Group, Inc. (a)	1,000	13,901
Oji Holdings Corp. (a)	9,000	31,080
Svenska Cellulosa AB Class B	6,709	146,865

		300,645

Iron & Steel — 0.7%
Voestalpine AG	1,172	43,096
Salzgitter AG	421	21,938

	Number of Shares	Value
ThyssenKrupp AG	4,598	$108,036
Fortescue Metals Group Ltd. (a)	14,979	74,316
Daido Steel Co. Ltd.	3,000	15,058
Hitachi Metals Ltd.	2,000	16,913
The Japan Steel Works Ltd.	3,000	19,435
Kobe Steel Ltd. (a) (b)	27,000	34,476
JFE Holdings, Inc.	5,500	103,690
Nippon Steel Corp. (a)	86,000	211,542
Yamato Kogyo Co. Ltd.	400	11,709
Evraz PLC	3,616	15,960
ArcelorMittal	10,786	186,717

		862,886

Machinery – Construction & Mining — 1.4%
BHP Billiton PLC	24,043	844,859
Rio Tinto PLC	15,239	888,014

		1,732,873

Metal Fabricate & Hardware — 0.0%
Norsk Hydro ASA	9,993	50,908

Mining — 3.1%
Antofagasta PLC	4,795	106,549
Xstrata PLC	23,667	420,943
Vedanta Resources PLC	1,146	22,398
Umicore SA	1,218	67,162
BHP Billiton Ltd.	36,592	1,429,031
Rio Tinto Ltd.	4,898	340,920
OZ Minerals Ltd. (a)	3,384	24,095
Orica Ltd.	4,367	114,837
Mitsubishi Materials Corp.	12,000	40,903
Newcrest Mining Ltd.	8,647	201,881
Sumitomo Metal Mining Co. Ltd.	6,000	84,669
Alumina Ltd. (a)	26,272	25,404
Iluka Resources Ltd. (a)	4,471	43,327
Kazakhmys PLC	2,277	29,942
Boliden AB	3,457	65,708
Anglo American PLC	15,934	508,638
Eurasian Natural Resources Corp. PLC	2,740	13,182
Fresnillo PLC	2,242	69,567
Glencore International PLC (a)	43,017	250,690
Randgold Resources Ltd.	1,035	102,005

		3,961,851

		11,215,473

Communications — 6.5%
Advertising — 0.1%
Dentsu, Inc.	1,900	51,037
Hakuhodo DY Holdings, Inc.	250	16,183
JCDecaux SA	717	17,304
Publicis Groupe	2,038	122,108

		206,632

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 0.2%
Dena Co. Ltd. (a)	1,100	$36,169
Gree, Inc. (a)	1,000	15,505
Iliad SA	245	42,173
M3, Inc. (a)	8	12,717
Rakuten, Inc. (a)	7,800	60,830
SBI Holdings, Inc. (a)	2,342	20,904
Trend Micro, Inc. (a) (b)	1,100	33,196
United Internet AG	1,042	22,492
Yahoo! Japan Corp. (a)	156	50,492

		294,478

Media — 1.2%
Axel Springer AG	426	18,181
British Sky Broadcasting Group PLC	11,981	149,665
ITV PLC	39,648	68,017
Jupiter Telecommunications Co. Ltd.	22	27,327
Kabel Deutschland Holding AG	965	72,161
Lagardere S.C.A	1,267	43,021
Pearson PLC	9,351	182,806
Reed Elsevier NV	8,158	120,869
Reed Elsevier PLC	14,206	149,161
Singapore Press Holdings Ltd. (a)	17,000	56,245
Vivendi SA	14,611	329,035
Wolters Kluwer NV	3,236	66,914
WPP PLC	14,400	209,337

		1,492,739

Telecommunications — 5.0%
Belgacom SA	1,632	48,106
Bezeq Israeli Telecommunication Corp. Ltd.	20,447	23,613
BT Group PLC	89,127	335,964
Deutsche Telekom AG	31,517	358,072
Elisa OYJ	1,512	33,787
Eutelsat Communications SA	1,411	46,850
France Telecom SA	21,000	235,171
HKT Trust / HKT Ltd.	28,000	27,476
Inmarsat PLC	4,814	46,470
KDDI Corp.	3,100	218,969
Koninklijke KPN NV	10,740	53,112
Millicom International Cellular SA	786	68,316
NICE Systems Ltd. (b)	652	21,844
Nippon Telegraph & Telephone Corp.	5,000	210,031
Nokia Oyj (a)	42,847	168,500
NTT DOCOMO, Inc.	173	248,454
PCCW Ltd.	43,000	18,996
Portugal Telecom SGPS SA	6,743	33,730
SES SA	3,565	103,131
Singapore Telecommunications Ltd.	90,000	244,760
Softbank Corp.	10,600	387,872
StarHub Ltd. (a)	6,000	18,735
Swisscom AG	273	117,743
TDC A/S	5,285	37,453

	Number of Shares	Value
Tele2 AB Class B	3,409	$61,827
Telecom Corp. of New Zealand Ltd.	20,566	38,893
Telecom Italia SpA	112,454	101,649
Telecom Italia SpA- RSP	64,362	50,930
Telefonaktiebolaget LM Ericsson Class B	34,180	343,791
Telefonica SA	46,740	634,670
Telekom Austria AG	2,290	17,329
Telenet Group Holding NV	609	28,297
Telenor ASA	7,755	157,556
TeliaSonera AB	24,908	169,661
Telstra Corp. Ltd.	49,378	224,942
Vodafone Group PLC	557,329	1,401,608
Ziggo NV	1,411	45,602

		6,383,910

		8,377,759

Consumer, Cyclical — 10.6%
Airlines — 0.2%
All Nippon Airways Co. Ltd. (a)	12,000	25,158
Cathay Pacific Airways Ltd.	13,000	24,169
Deutsche Lufthansa AG	2,460	46,239
International Consolidated Airlines Group SA (b)	9,976	29,483
Japan Airlines Co. Ltd. (b)	600	25,681
Qantas Airways Ltd. (b)	11,978	18,833
Singapore Airlines Ltd.	6,000	53,064

		222,627

Apparel — 0.4%
Adidas AG	2,381	212,191
Asics Corp.	1,600	24,376
Burberry Group PLC	5,204	106,550
Christian Dior SA	643	111,165
Hugo Boss AG	265	28,099
Yue Yuen Industrial Holdings Ltd.	8,000	27,007

		509,388

Auto Manufacturers — 3.3%
Bayerische Motoren Werke AG	3,718	358,571
Daihatsu Motor Co. Ltd.	2,000	39,559
Daimler AG	10,344	565,245
Fiat Industrial SpA	10,200	111,838
Fiat SpA (a) (b)	9,393	47,445
Fuji Heavy Industries Ltd.	7,000	88,139
Hino Motors Ltd.	3,000	26,902
Honda Motor Co. Ltd.	18,500	681,881
Isuzu Motors Ltd.	13,000	77,439
Mazda Motor Corp. (b)	34,000	69,429
Mitsubishi Motors Corp. (b)	41,000	42,381
Nissan Motor Co. Ltd.	28,000	265,761
Peugeot SA (a) (b)	2,482	18,399
Renault SA	2,281	125,847
Scania AB	3,902	81,154

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Suzuki Motor Corp.	4,400	$115,024
Toyota Motor Corp.	31,200	1,456,309
Volkswagen AG	317	68,102

		4,239,425

Automotive & Parts — 1.0%
Aisin Seiki Co.	2,300	71,731
Bridgestone Corp. (a)	7,500	194,408
Cie Generale des Etablissements Michelin Class B	2,068	196,052
Continental AG	1,251	144,747
Denso Corp.	5,600	194,852
GKN PLC	19,360	72,237
JTEKT Corp.	2,400	22,888
Koito Manufacturing Co. Ltd.	1,000	14,583
NGK Spark Plug Co., Ltd.	2,000	26,579
NHK Spring Co. Ltd.	1,700	14,009
NOK Corp. (a)	1,100	17,041
Nokian Renkaat OYJ	1,190	47,884
Pirelli & C. SpA	2,535	29,084
Stanley Electric Co. Ltd.	1,500	21,352
Sumitomo Electric Industries Ltd.	9,100	105,307
Sumitomo Rubber Industries Ltd. (a)	1,800	21,748
Toyoda Gosei Co. Ltd.	700	14,241
Toyota Boshoku Corp. (a)	700	8,120
Toyota Industries Corp.	1,700	54,265

		1,271,128

Distribution & Wholesale — 1.2%
Hitachi High-Technologies Corp.	700	14,482
ITOCHU Corp.	17,300	182,617
Jardine Cycle & Carriage Ltd. (a)	1,000	39,786
Li & Fung Ltd.	68,000	122,519
Marubeni Corp.	19,000	136,156
Mitsubishi Corp.	15,800	303,703
Mitsui & Co. Ltd. (a)	19,600	293,222
Sojitz Corp.	13,300	19,675
Sumitomo Corp.	13,000	166,631
Toyota Tsusho Corp.	2,300	56,787
Wolseley PLC	3,176	150,959

		1,486,537

Electrical Components & Equipment — 0.0%
Sharp Corp. (a)	11,000	38,575

Entertainment — 0.1%
OPAP SA	2,408	17,249
Oriental Land Co. Ltd.	600	72,503
Tabcorp Holdings Ltd.	7,601	24,292
Tatts Group Ltd.	14,321	45,091
Toho Co. Ltd.	1,200	21,134

		180,269

Food Services — 0.3%
Compass Group PLC	21,302	251,934
Sodexo	1,011	84,717

		336,651

	Number of Shares	Value
Holding Company – Diversified — 0.0%
TUI Travel PLC	4,751	$22,110

Home Builders — 0.2%
Daiwa House Industry Co. Ltd.	6,000	103,240
Sekisui Chemical Co. Ltd.	5,000	43,301
Sekisui House Ltd.	6,000	65,676

		212,217

Home Furnishing — 0.3%
Electrolux AB Class B	2,571	67,524
Panasonic Corp. (a)	25,400	154,331
Sony Corp.	11,800	132,035

		353,890

Leisure Time — 0.2%
Carnival PLC	2,221	85,856
Flight Centre Ltd. (a)	699	19,823
Sankyo Co. Ltd.	500	19,785
Sega Sammy Holdings, Inc.	2,100	35,468
Shimano, Inc. (a)	800	51,010
Yamaha Corp. (a)	1,700	18,005
Yamaha Motor Co. Ltd. (a)	3,000	33,254

		263,201

Lodging — 0.7%
Accor SA	1,585	56,855
City Developments Ltd.	6,000	63,999
Crown Ltd.	4,278	47,656
Echo Entertainment Group Ltd.	7,979	28,771
Galaxy Entertainment Group Ltd. (b)	25,000	99,557
Genting Singapore PLC (a)	74,000	84,673
InterContinental Hotels Group PLC	2,905	81,693
MGM China Holdings Ltd.	10,400	19,032
Sands China Ltd.	28,400	127,401
Shangri-La Asia Ltd.	22,000	44,330
SJM Holdings Ltd.	21,000	49,418
SKYCITY Entertainment Group Ltd.	6,142	19,286
Whitbread PLC	1,902	75,826
Wynn Macau Ltd. (b)	16,800	46,300

		844,797

Retail — 2.5%
ABC-Mart, Inc.	300	13,042
Aeon Co. Ltd.	7,300	83,443
Cie Financiere Richemont SA	5,848	467,626
Citizen Holdings Co. Ltd.	2,800	14,801
Don Quijote Co. Ltd.	700	25,644
FamilyMart Co. Ltd.	600	24,698
Fast Retailing Co. Ltd.	600	152,384
Harvey Norman Holdings Ltd. (a)	5,640	11,205
Hennes & Mauritz AB Class B	10,652	370,150
Inditex SA	2,439	341,699
Isetan Mitsukoshi Holdings Ltd.	3,800	36,986
J Front Retailing Co. Ltd.	5,000	27,567
Kingfisher PLC	27,898	128,858

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lawson, Inc. (a)	800	$54,379
Marks & Spencer Group PLC	18,744	116,863
Marui Group Co. Ltd.	2,400	19,204
McDonald’s Holdings Co. Japan Ltd. (a)	700	18,465
Next PLC	1,799	111,036
Nitori Holdings Co. Ltd.	350	25,623
PPR	884	164,762
Seven & I Holdings Co. Ltd.	8,500	239,232
Shimamura Co. Ltd.	300	29,053
Swatch Group AG	355	182,695
The Swatch Group AG	463	40,436
Takashimaya Co. Ltd. (a)	3,000	21,382
USS Co. Ltd.	230	23,841
Wesfarmers Ltd.	11,280	435,276
Yamada Denki Co. Ltd. (a)	930	35,863

		3,216,213

Storage & Warehousing — 0.0%
Mitsubishi Logistics Corp.	2,000	28,688

Textiles — 0.1%
Kuraray Co. Ltd.	3,700	48,442
Teijin Ltd.	10,000	24,664
Toray Industries, Inc.	18,000	109,760

		182,866

Toys, Games & Hobbies — 0.1%
Namco Bandai Holdings, Inc.	1,900	24,641
Nintendo Co. Ltd.	1,200	128,040
Sanrio Co. Ltd. (a)	500	15,912

		168,593

		13,577,175

Consumer, Non-cyclical — 21.4%
Agriculture — 1.6%
British American Tobacco PLC	22,011	1,115,298
Golden Agri-Resources Ltd.	71,000	38,222
Imperial Tobacco Group PLC	11,108	428,934
Japan Tobacco, Inc.	10,300	290,374
Swedish Match AB	2,278	76,725
Wilmar International Ltd. (a)	21,000	58,040

		2,007,593

Beverages — 2.6%
Asahi Group Holdings Ltd.	4,600	97,507
Carlsberg A/S Class B	1,261	123,975
Coca Cola Hellenic Bottling Co. SA	2,164	51,195
Coca-Cola Amatil Ltd.	6,808	95,716
Coca-Cola West Co. Ltd. (a)	600	9,238
DE Master Blenders 1753 NV (b)	6,343	73,782
Diageo PLC	28,282	823,360
Fraser and Neave Ltd.	10,000	79,592
Heineken Holding NV Class A	1,082	59,268
Heineken NV	2,652	176,896
InBev NV	9,089	794,275

	Number of Shares	Value
Kirin Holdings Co. Ltd.	10,000	$117,504
Pernod-Ricard SA	2,390	281,033
Remy Cointreau SA	247	27,002
SABMiller PLC	10,729	504,994
Treasury Wine Estates Ltd.	7,694	37,891

		3,353,228

Biotechnology — 0.3%
CSL Ltd.	5,743	324,434
Novozymes A/S	2,618	74,091
Prothena Corp. PLC (b)	131	963

		399,488

Commercial Services — 1.4%
Abertis Infraestructuras SA	3,934	65,562
Adecco SA	1,421	75,321
Aggreko PLC	2,864	82,135
Atlantia SpA	3,551	64,404
Babcock International Group PLC	3,853	59,794
Benesse Holdings, Inc.	700	29,014
Brambles Ltd.	18,184	144,711
Bunzl PLC	3,547	57,915
Bureau Veritas SA	691	76,827
Capita PLC	7,979	98,801
Dai Nippon Printing Co. Ltd.	6,000	47,020
Edenred	1,818	56,535
Experian PLC	11,476	185,421
G4S PLC	15,131	63,182
Intertek Group PLC	1,964	99,115
Park24 Co. Ltd.	1,200	18,924
Randstad Holding NV	1,285	47,435
Secom Co. Ltd.	2,400	120,958
Securitas AB Class B	3,366	29,568
Serco Group PLC	5,320	45,800
SGS SA	64	142,172
Toppan Printing Co. Ltd.	6,000	36,968
Transurban Group (a)	15,607	99,122

		1,746,704

Cosmetics & Personal Care — 0.6%
Beiersdorf AG	1,081	88,328
Kao Corp.	6,000	156,327
L’Oreal	2,731	381,494
Shiseido Co. Ltd.	4,500	63,281
Unicharm Corp. (a)	1,400	72,879

		762,309

Foods — 5.2%
Ajinomoto Co., Inc.	7,000	92,618
Aryzta AG	932	47,819
Associated British Foods PLC	4,305	109,579
Barry Callebaut AG	19	18,347
Calbee, Inc. (a)	200	14,078
Carrefour SA	6,822	176,659
Casino Guichard-Perrachon SA	594	57,139

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Colruyt SA	810	$40,217
Danone SA	6,608	436,588
Delhaize Group (a)	1,094	43,820
Distribuidora Internacional de Alimentacion SA	6,568	42,204
First Pacific Co. Ltd.	22,000	24,375
J Sainsbury PLC	13,089	73,644
Jeronimo Martins SGPS SA	2,352	45,386
Kerry Group PLC	1,600	84,930
Kesko OYJ	685	22,453
Kikkoman Corp.	2,000	28,570
Koninlijke Ahold NV	11,207	148,859
Lindt & Spruengli AG	10	32,615
Lindt & Spruengli AG	1	37,738
MEIJI Holdings Co. Ltd.	700	30,340
Metcash Ltd. (a)	9,283	32,328
Metro AG	1,392	38,588
Nestle SA	36,453	2,375,792
Nippon Meat Packers, Inc.	2,000	27,534
Nisshin Seifun Group, Inc.	2,000	25,026
Nissin Foods Holdings Co. Ltd.	600	22,751
Olam International Ltd. (a)	17,000	21,803
Suedzucker AG	984	40,264
Tate & Lyle PLC	4,986	61,828
Tesco PLC	91,777	504,160
Toyo Suisan Kaisha Ltd.	1,000	26,650
Unilever NV	18,544	699,735
Unilever PLC	14,402	546,669
WM Morrison Supermarkets PLC	25,471	108,943
Woolworths Ltd.	13,975	427,133
Yakult Honsha Co. Ltd. (a)	1,300	56,964
Yamazaki Baking Co. Ltd.	1,000	11,137

		6,635,283

Health Care – Products — 0.9%
Cie Generale d’Optique Essilor International SA	2,306	233,806
Cochlear Ltd. (a)	608	50,299
Coloplast A/S	1,220	59,793
Elekta AB	3,932	62,007
Fresenius SE & Co. KGaA	1,435	165,159
Getinge AB	2,147	72,732
Luxottica Group SpA	1,895	78,739
QIAGEN NV (b)	2,514	45,596
Shimadzu Corp.	3,000	20,238
Smith & Nephew PLC	10,553	116,786
Sonova Holding AG	615	68,134
Sysmex Corp.	800	36,653
Terumo Corp.	1,900	75,493
William Demant Holding (a) (b)	280	24,030

		1,109,465

Health Care – Services — 0.2%
Fresenius Medical Care AG & Co. KGaA	2,423	167,410

	Number of Shares	Value
Miraca Holdings, Inc.	600	$24,159
Ramsay Health Care Ltd.	1,402	39,831
Sonic Healthcare Ltd.	4,677	65,310

		296,710

Household Products — 0.5%
Henkel AG & Co. KGaA	1,536	105,202
Husqvarna AB	4,333	26,266
Reckitt Benckiser Group PLC	7,291	456,735
Societe BIC SA	307	36,648

		624,851

Pharmaceuticals — 8.1%
Actelion Ltd.	1,185	56,920
Alfresa Holdings Corp.	400	15,632
Astellas Pharma, Inc.	5,000	224,606
AstraZeneca PLC	14,213	671,925
Bayer AG	9,402	892,838
Celesio AG	917	15,792
Chugai Pharmaceutical Co. Ltd.	2,400	45,996
Daiichi Sankyo Co. Ltd.	7,900	121,182
Dainippon Sumitomo Pharma Co. Ltd.	1,700	20,424
Eisai Co. Ltd.	2,900	121,087
Elan Corp. PLC (b)	5,388	55,644
GlaxoSmithKline PLC	56,389	1,224,295
Grifols SA (b)	1,593	56,047
Hisamitsu Pharmaceutical Co., Inc. (a)	700	34,708
Kyowa Hakko Kirin Co. Ltd. (a)	3,000	29,627
Medipal Holdings Corp.	1,600	17,629
Merck KGaA	770	101,592
Mitsubishi Tanabe Pharma Corp.	2,400	31,292
Novartis AG	26,015	1,647,049
Novo Nordisk A/S Class B	4,614	753,558
Ono Pharmaceutical Co. Ltd.	900	45,928
Orion OYJ	1,025	30,126
Otsuka Holdings Co. Ltd.	3,900	109,492
Roche Holding AG	7,956	1,620,835
Sanofi	13,538	1,283,879
Santen Pharmaceutical Co. Ltd.	800	30,629
Shionogi & Co. Ltd.	3,200	53,305
Shire Ltd.	6,440	197,792
Suzuken Co. Ltd.	800	22,544
Taisho Pharmaceutical Holdings Co. Ltd.	400	27,320
Takeda Pharmaceutical Co. Ltd.	8,900	397,738
Teva Pharmaceutical Industries Ltd.	10,635	398,052
Tsumura & Co.	600	18,083
UCB SA	1,180	67,884

		10,441,450

		27,377,081

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified — 1.1%
Holding Company – Diversified — 1.1%
Exor SpA	691	$17,411
GEA Group AG	1,873	60,495
Groupe Bruxelles Lambert SA	865	68,192
Hutchison Whampoa Ltd.	24,000	254,599
Industrivarden AB	1,268	21,088
Keppel Corp. Ltd.	16,000	145,384
LVMH Moet Hennessy Louis Vuitton SA	2,895	539,475
Noble Group Ltd.	41,000	39,536
NWS Holdings Ltd.	15,314	26,138
Swire Pacific Ltd.	7,500	93,202
Wendel SA	353	36,545
Wharf Holdings Ltd.	18,000	142,540

		1,444,605

Energy — 7.3%
Coal — 0.0%
Whitehaven Coal Ltd. (a)	4,857	17,960

Energy – Alternate Sources — 0.0%
Enel Green Power SpA	18,813	35,185

Oil & Gas — 6.8%
BG Group PLC	38,687	648,714
BP PLC	215,887	1,495,830
Caltex Australia Ltd.	1,452	29,264
Cosmo Oil Co. Ltd. (a)	6,000	13,316
ENI SpA	28,994	715,269
Galp Energia SGPS SA	3,329	51,716
Idemitsu Kosan Co. Ltd.	200	17,419
Inpex Corp.	25	133,421
Japan Petroleum Exploration Co.	300	10,484
JX Holdings, Inc.	25,900	145,875
Lundin Petroleum AB (b)	2,388	55,101
Neste Oil OYJ	1,383	18,032
OMV AG	1,580	57,373
Repsol YPF SA	9,334	191,689
Royal Dutch Shell PLC Class A	41,962	1,482,707
Royal Dutch Shell PLC Class B	29,684	1,050,586
Santos Ltd.	11,082	129,787
Seadrill Ltd.	4,066	149,849
Showa Shell Sekiyu KK	2,000	11,356
StatoilHydro ASA	12,561	315,207
TonenGeneral Sekiyu KK (a)	3,000	25,851
Total SA	24,166	1,250,773
Transocean Ltd.	4,059	181,362
Tullow Oil PLC	10,253	208,796
Woodside Petroleum Ltd.	7,532	268,436

		8,658,213

Oil & Gas Services — 0.4%
AMEC PLC	3,542	57,950
Cie Generale de Geophysique-Veritas (b)	1,695	51,085

	Number of Shares	Value
Fugro NV	742	$43,467
Petrofac Ltd.	2,782	75,372
Saipem SpA	3,144	121,979
Subsea 7 SA	3,018	72,182
Technip SA	1,171	134,816

		556,851

Pipelines — 0.1%
APA Group (a)	9,187	53,030

		9,321,239

Financial — 23.7%
Banks — 13.0%
Aozora Bank Ltd. (a)	6,000	18,436
Australia & New Zealand Banking Group Ltd.	30,741	804,827
Banca Monte dei Paschi di Siena SpA (a) (b)	69,293	21,399
Banco Bilbao Vizcaya Argentaria SA	62,270	571,660
Banco de Sabadell SA (b)	34,107	90,375
Banco Espirito Santo SA (b)	21,682	26,174
Banco Popolare SC (b)	18,788	31,448
Banco Popular Espanol SA (b)	64,380	49,613
Banco Santander SA	117,328	946,026
Bank Hapoalim B.M. (b)	11,382	48,966
Bank Leumi Le-Israel (b)	13,456	46,012
Bank of East Asia Ltd.	14,625	56,802
The Bank of Kyoto Ltd.	4,000	33,654
The Bank of Yokohama Ltd.	13,000	60,344
Bankia SA (a) (b)	8,471	4,330
Banque Cantonale Vaudoise	32	16,988
Barclays PLC	132,464	572,030
Bendigo and Adelaide Bank Ltd. (a)	4,190	37,360
BNP Paribas	11,441	644,897
BOC Hong Kong Holdings Ltd.	43,500	136,472
CaixaBank (a)	8,358	29,219
CaixaBank SA	186	646
The Chiba Bank Ltd.	8,000	46,805
The Chugoku Bank Ltd.	2,000	27,919
Commerzbank AG (b)	45,681	86,933
Commonwealth Bank of Australia	18,001	1,169,298
Credit Agricole SA (b)	12,030	97,673
Danske Bank A/S (b)	7,696	130,836
DBS Group Holdings, Ltd.	21,000	257,068
Deutsche Bank AG	10,459	455,673
DnB NOR ASA	11,372	144,958
Erste Group Bank AG (b)	2,307	73,768
Fukuoka Financial Group, Inc.	8,000	32,020
The Gunma Bank Ltd.	4,000	19,462
The Hachijuni Bank Ltd.	4,000	20,079
Hang Seng Bank Ltd.	9,000	139,035
The Hiroshima Bank Ltd.	6,000	25,140
HSBC Holdings PLC	206,963	2,189,012
Intesa Sanpaolo SpA	115,279	199,433

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Intesa Sanpaolo SpA	10,099	$14,326
The Iyo Bank Ltd.	3,000	23,678
The Joyo Bank Ltd.	7,000	33,079
Julius Baer Group Ltd.	2,443	87,896
KBC Groep NV	2,654	92,379
Lloyds Banking Group PLC (b)	476,517	381,823
Mediobanca SpA	5,564	34,465
Mitsubishi UFJ Financial Group, Inc.	144,900	779,727
Mizrahi Tefahot Bank Ltd. (b)	1,338	13,823
Mizuho Financial Group, Inc.	258,300	472,597
National Australia Bank Ltd.	25,849	676,023
Natixis	9,946	34,410
The Nishi-Nippon City Bank Ltd.	7,000	17,245
Nordea Bank AB	29,634	283,811
Oversea-Chinese Banking Corp. Ltd.	30,000	241,370
Pohjola Bank PLC	1,488	22,220
Raiffeisen Bank International AG (a)	527	22,029
Resona Holdings, Inc.	22,500	102,011
Royal Bank of Scotland Group PLC (b)	24,434	131,598
Seven Bank Ltd.	5,700	15,014
Shinsei Bank Ltd. (a)	16,000	32,037
The Shizuoka Bank Ltd.	6,000	58,599
Skandinaviska Enskilda Banken AB	16,564	141,251
Societe Generale SA (b)	7,900	297,152
Standard Chartered PLC	27,102	687,000
Sumitomo Mitsui Financial Group, Inc.	15,100	548,568
Sumitomo Mitsui Trust Holdings, Inc.	37,000	129,998
Suruga Bank Ltd.	2,000	24,567
Svenska Handelsbanken AB	5,608	200,935
Swedbank AB	9,290	182,812
UBI Banca	9,214	42,977
UniCredit SpA (b)	46,000	227,152
United Overseas Bank Ltd.	15,000	245,676
Westpac Banking Corp.	34,868	953,236
Wing Hang Bank Ltd.	2,013	21,221
Yamaguchi Financial Group, Inc.	2,000	17,670

		16,653,165

Diversified Financial — 2.1%
Aberdeen Asset Management PLC	9,219	54,667
Acom Co. Ltd. (b)	540	15,532
Aeon Credit Service Co. Ltd. (a)	800	16,152
ASX Ltd.	1,872	61,073
Credit Saison Co. Ltd.	1,700	42,511
Credit Suisse Group	14,076	353,186
Daiwa Securities Group, Inc.	20,000	111,394
Deutsche Boerse AG	2,280	139,162
Eurazeo	317	15,379
Hargreaves Lansdown PLC	2,839	31,547
Hong Kong Exchanges and Clearing Ltd.	12,200	210,175

	Number of Shares	Value
ICAP PLC	5,901	$30,190
Investec PLC	5,749	39,157
London Stock Exchange Group PLC	1,893	33,066
Macquarie Group Ltd.	3,831	142,477
Mitsubishi UFJ Lease & Finance Co. Ltd.	620	26,666
Nomura Holdings, Inc. (a)	41,800	246,799
Old Mutual PLC	56,175	166,856
ORIX Corp. (a)	1,210	136,535
Partners Group Holding AG	207	47,811
Schroders PLC	1,205	33,854
Singapore Exchange Ltd.	11,000	63,771
UBS AG	41,449	651,834

		2,669,794

Insurance — 4.9%
Admiral Group PLC	2,180	41,745
Aegon NV	20,536	130,872
Ageas	2,506	74,768
AIA Group Ltd.	121,400	483,832
Allianz SE	5,122	709,585
AMP Ltd.	33,060	168,041
Assicurazioni Generali SpA	13,249	241,671
Aviva PLC	33,343	201,285
AXA SA	19,858	359,191
Baloise Holding AG	510	44,507
CNP Assurances	2,281	34,745
The Dai-ichi Life Insurance Co. Ltd.	99	139,297
Delta Lloyd NV	1,895	31,537
Gjensidige Forsikring ASA	2,150	30,942
Hannover Rueckversicherung AG	647	50,359
ING Groep NV (b)	42,944	410,660
Insurance Australia Group Ltd.	24,280	119,407
Legal & General Group PLC	67,986	164,133
Mapfre SA (a)	8,187	25,269
Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	6,100	121,869
Muenchener Rueckversicherungs AG	2,013	361,421
NKSJ Holdings, Inc. (a)	4,500	95,836
Prudential PLC	28,650	399,761
QBE Insurance Group Ltd.	13,550	155,088
RSA Insurance Group PLC	42,660	86,101
Sampo Oyj	4,862	157,220
SCOR SE	1,743	46,999
Sony Financial Holdings, Inc.	1,900	34,177
Standard Life PLC	27,220	145,391
Suncorp Group Ltd.	14,928	158,714
Swiss Life Holding AG	327	43,643
Swiss Re AG	3,960	289,018
T&D Holdings, Inc.	6,200	75,566
Tokio Marine Holdings, Inc.	7,800	217,479
Tryg A/S	264	19,960
Vienna Insurance Group AG Wiener Versicherung Gruppe	414	22,209

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zurich Insurance Group AG	1,652	$441,731

		6,334,029

Investment Companies — 0.3%
Cheung Kong Infrastructure Holdings Ltd.	5,000	30,715
Delek Group Ltd.	50	11,779
Investment AB Kinnevik	2,207	46,116
Investor AB Class B	5,275	138,354
The Israel Corp. Ltd.	25	16,417
Pargesa Holding SA	291	20,138
Ratos AB	2,041	19,660
Resolution Ltd.	15,263	60,928

		344,107

Real Estate — 1.8%
Aeon Mall Co. Ltd.	800	19,554
Capitaland Ltd.	31,000	95,102
CapitaMalls Asia Ltd.	15,000	24,128
Cheung Kong Holdings	16,000	247,662
Daito Trust Construction Co. Ltd.	800	75,282
Global Logistic Properties Ltd.	22,000	50,586
Hang Lung Properties Ltd.	27,000	108,257
Henderson Land Development Co. Ltd.	11,065	78,821
Hopewell Holdings Ltd.	6,000	25,943
Hulic Co. Ltd. (a)	2,600	17,655
Hysan Development Co. Ltd.	7,035	34,067
IMMOFINANZ AG	9,928	41,855
Keppel Land Ltd. (a)	8,000	26,740
Kerry Properties Ltd.	7,500	39,125
Lend Lease Group	5,804	56,545
Mitsubishi Estate Co. Ltd.	14,000	334,688
Mitsui Fudosan Co. Ltd.	10,000	244,311
New World Development Ltd.	45,000	70,740
Nomura Real Estate Holdings, Inc.	1,000	19,077
NTT Urban Development Corp.	12	11,590
Sino Land Co. Ltd.	32,000	57,622
Sumitomo Realty & Development Co. Ltd.	4,000	132,909
Sun Hung Kai Properties Ltd.	18,000	272,612
Swire Properties Ltd.	14,000	47,081
Swiss Prime Site AG	673	56,312
Tokyu Land Corp.	5,000	36,551
UOL Group Ltd.	5,000	24,681
Wheelock & Co. Ltd.	10,000	50,759

		2,300,255

Real Estate Investment Trusts (REITS) — 1.6%
Ascendas Real Estate Investment Trust	20,000	39,182
British Land Co. PLC	9,260	86,088
CapitaCommercial Trust (a)	24,000	33,176
Capital Shopping Centres Group PLC	6,040	33,984
CapitaMall Trust (a)	25,000	43,806
Centro Retail Australia	13,686	32,403

	Number of Shares	Value
CFS Retail Property Trust Group	21,233	$42,545
Corio NV	915	41,626
Dexus Property Group	49,322	52,297
Fonciere Des Regions	265	22,209
Gecina SA	236	26,340
Goodman Group	19,509	88,754
GPT Group	15,470	59,779
Hammerson PLC	7,603	61,258
ICADE	249	22,338
Japan Prime Realty Investment Corp. (a)	11	31,737
Japan Real Estate Investment Corp.	7	68,661
Japan Retail Fund Investment Corp.	26	47,691
Klepierre	1,328	53,526
Land Securities Group PLC	8,335	112,688
The Link REIT	26,000	130,205
Mirvac Group	36,513	56,899
Nippon Building Fund, Inc. (a)	7	72,173
Nomura Real Estate Office Fund, Inc.	3	17,213
Segro PLC	7,970	32,680
Stockland	24,772	91,329
Unibail-Rodamco SE	1,040	254,599
Westfield Group	24,405	269,294
Westfield Retail Trust	34,258	107,820

		2,032,300

Venture Capital — 0.0%
3i Group PLC	10,364	36,230

		30,369,880

Industrial — 11.2%
Aerospace & Defense — 0.8%
BAE Systems PLC	37,083	203,733
Cobham PLC	11,576	42,099
European Aeronautic Defence and Space Co.	4,751	186,208
Finmeccanica SpA (b)	4,363	25,286
Meggitt PLC	10,034	62,550
Rolls-Royce Holdings PLC	21,041	303,164
Safran SA	2,716	118,514
Thales SA	978	33,762
Zodiac Aerospace	364	40,653

		1,015,969

Building Materials — 1.1%
Asahi Glass Co. Ltd. (a)	11,000	79,919
Boral Ltd.	7,944	36,540
Compagnie de Saint-Gobain	4,616	197,512
CRH PLC	8,419	174,702
Daikin Industries Ltd.	2,800	96,209
Fletcher Building Ltd.	7,267	50,850
Geberit AG Registered (b)	405	89,658
HeidelbergCement AG	1,676	101,537
Holcim Ltd. (b)	2,624	193,265
Imerys SA	363	23,554

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
James Hardie Industries NV	4,677	$45,246
Lafarge SA	2,195	140,652
Lixil Group Corp. (a)	3,300	73,488
Rinnai Corp. (a)	400	27,176
Sika AG	23	53,305
Taiheiyo Cement Corp. (a)	12,000	33,021
TOTO Ltd. (a)	3,000	22,535

		1,439,169

Electrical Components & Equipment — 1.1%
Brother Industries Ltd. (a)	2,500	26,973
Casio Computer Co. Ltd. (a)	2,400	21,046
Furukawa Electric Co. Ltd. (b)	7,000	15,728
GS Yuasa Corp. (a)	4,000	16,100
Hitachi Ltd. (a)	53,000	311,912
Legrand SA	2,839	119,825
Mitsubishi Electric Corp.	22,000	187,252
Prysmian SpA	2,174	43,985
Schneider Electric SA	5,891	439,372
Toshiba Corp.	46,000	181,893
Ushio, Inc.	1,100	12,014

		1,376,100

Electronics — 1.3%
Advantest Corp. (a)	1,600	25,251
Fanuc Corp.	2,200	409,120
Hamamatsu Photonics KK	800	28,862
Hirose Electric Co. Ltd. (a)	400	47,890
Hoya Corp.	5,200	102,382
Ibiden Co. Ltd. (a)	1,300	20,751
Keyence Corp.	500	137,995
Koninklijke Philips Electronics NV	11,938	320,276
Kyocera Corp.	1,700	154,158
Mabuchi Motor Co. Ltd.	300	12,790
Murata Manufacturing Co. Ltd. (a)	2,400	141,549
NEC Corp. (b)	28,000	58,959
NGK Insulators Ltd.	3,000	35,281
Nidec Corp. (a)	1,200	70,170
Nippon Electric Glass Co. Ltd.	4,000	22,727
Omron Corp.	2,200	52,752
Rexel Promesses	1,145	23,397
Yaskawa Electric Corp. (a)	3,000	28,934
Yokogawa Electric Corp.	2,200	23,933

		1,717,177

Engineering & Construction — 1.3%
ABB Ltd.	24,749	513,886
Acciona SA	241	18,276
ACS Actividades de Construccion y Servicios SA	1,523	38,977
Aeroports de Paris	317	24,476
Aker Kvaerner ASA	1,753	36,073
Auckland International Airport Ltd.	9,869	21,824
Balfour Beatty PLC	7,337	32,788

	Number of Shares	Value
Boskalis Westminster	998	$45,498
Bouygues SA	2,027	59,769
Chiyoda Corp.	2,000	28,638
Ferrovial SA	4,329	63,827
Fraport AG Frankfurt Airport Services Worldwide	395	23,002
Hochtief AG (b)	328	19,059
JGC Corp.	2,000	62,304
Kajima Corp.	9,000	29,725
Kinden Corp.	1,000	6,484
Leighton Holdings Ltd.	1,618	30,441
Obayashi Corp.	7,000	39,402
SembCorp Industries Ltd.	11,000	47,930
Shimizu Corp. (a)	6,000	22,565
Singapore Technologies Engineering Ltd.	16,000	50,505
Skanska AB	4,061	66,815
Sydney Airport	1,115	3,935
Taisei Corp.	11,000	36,364
Vinci SA	5,150	245,101
WorleyParsons Ltd.	2,205	54,396

		1,622,060

Environmental Controls — 0.0%
Kurita Water Industries Ltd. (a)	1,200	26,365

Hand & Machine Tools — 0.4%
Fuji Electric Co. Ltd.	6,000	14,802
Makita Corp.	1,200	55,815
Sandvik AB	11,561	185,814
Schindler Holding AG	521	75,254
Schindler Holding AG	230	32,598
SMC Corp.	600	108,848
THK Co. Ltd.	1,300	23,361

		496,492

Machinery – Construction & Mining — 0.5%
Atlas Copco AB	4,686	114,966
Atlas Copco AB A Shares	7,656	211,942
Hitachi Construction Machinery Co. Ltd. (a)	1,100	23,092
Komatsu Ltd.	10,600	271,248

		621,248

Machinery – Diversified — 1.0%
Alstom SA	2,462	100,885
Amada Co. Ltd.	4,000	26,027
Andritz AG	777	49,921
Hexagon AB	2,530	63,598
IHI Corp.	14,000	35,985
Kawasaki Heavy Industries Ltd.	15,000	40,764
Kone OYJ	1,809	133,952
Kubota Corp.	12,000	137,825
MAN SE	454	48,546
Metso OYJ	1,371	59,725

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mitsubishi Heavy Industries Ltd.	34,000	$164,417
Nabtesco Corp. (a)	1,100	24,343
Sumitomo Heavy Industries Ltd.	6,000	28,657
Volvo AB	15,785	217,670
The Weir Group PLC	2,586	80,268
Zardoya Otis SA	1,641	23,653

		1,236,236

Manufacturing — 1.5%
Alfa Laval AB	4,071	85,331
ALS Ltd. (a)	3,605	40,978
FUJIFILM Holdings Corp.	5,000	100,708
IMI PLC	3,430	61,005
Invensys PLC	8,674	47,126
Konica Minolta Holdings, Inc.	5,000	36,022
Melrose Industries PLC	12,915	48,115
Nikon Corp. (a)	4,100	121,047
Olympus Corp. (a) (b)	2,300	44,641
Orkla ASA	9,504	83,206
Siemens AG	9,350	1,016,248
Smiths Group PLC	4,716	92,826
Sulzer AG	256	40,571
Wartsila OYJ Abp	1,792	79,259

		1,897,083

Metal Fabricate & Hardware — 0.4%
Assa Abloy AB Series B	3,883	146,216
Maruichi Steel Tube Ltd.	500	11,450
NSK Ltd.	5,000	35,631
Sims Metal Management Ltd.	1,751	17,071
SKF AB	4,681	118,451
Tenaris SA	5,604	116,821
Vallourec SA	1,103	57,562

		503,202

Packaging & Containers — 0.2%
Amcor Ltd.	14,106	119,279
Rexam PLC	9,376	65,886
Toyo Seikan Kaisha Ltd.	1,600	21,554

		206,719

Shipbuilding — 0.0%
SembCorp Marine Ltd. (a)	9,000	34,263
Yangzijiang Shipbuilding Holdings Ltd. (a)	20,000	15,845

		50,108

Transportation — 1.6%
AP Moeller - Maersk A/S Class A	6	42,728
AP Moeller - Maersk A/S Class B	16	122,471
Asciano Group	10,421	50,928
Aurizon Holdings Ltd.	21,743	85,393
Central Japan Railway Co.	1,600	129,817
ComfortDelGro Corp. Ltd.	20,000	29,313
Deutsche Post AG	10,222	224,141

	Number of Shares	Value
DSV A/S	2,029	$52,909
East Japan Railway	3,800	245,694
Groupe Eurotunnel SA	5,988	46,235
Hankyu Hanshin Holdings, Inc.	14,000	72,276
Hutchison Port Holdings Trust	56,000	44,584
Kamigumi Co. Ltd.	4,000	31,753
Keikyu Corp.	5,000	44,252
Keio Corp.	6,000	44,737
Keisei Electric Railway Co. Ltd.	3,000	25,324
Kintetsu Corp. (a)	20,000	81,818
Koninklijke Vopak NV	754	53,164
Kuehne & Nagel International AG	579	70,465
Mitsui OSK Lines Ltd.	12,000	35,760
MTR Corp.	15,500	61,356
Nippon Express Co. Ltd.	9,000	37,173
Nippon Yusen KK	17,000	40,009
Odakyu Electric Railway Co. Ltd. (a)	7,000	72,822
Orient Overseas International Ltd.	2,500	16,477
TNT Express NV	3,499	39,581
Tobu Railway Co. Ltd.	11,000	58,212
Tokyu Corp.	14,000	78,621
Toll Holdings Ltd.	7,270	34,803
West Japan Railway Co.	2,100	82,703
Yamato Holdings Co. Ltd.	4,700	71,466

		2,126,985

		14,334,913

Technology — 2.3%
Computers — 0.3%
Atos Origin SA	580	41,328
Cap Gemini SA	1,588	69,205
Computershare Ltd.	4,747	44,700
Fujitsu LTD	23,000	96,569
Gemalto NV	849	76,865
Itochu Techno-Solutions Corp.	300	12,363
NTT Data Corp.	13	40,646
Otsuka Corp.	200	15,132
TDK Corp. (a)	1,300	47,273

		444,081

Office Equipment/Supplies — 0.5%
Canon, Inc. (a)	12,900	505,966
Ricoh Co. Ltd. (a)	7,000	74,367

		580,333

Semiconductors — 0.6%
ARM Holdings PLC	15,703	200,793
ASM Pacific Technology Ltd.	2,100	25,778
ASML Holding NV	3,619	234,293
Infineon Technologies AG	12,876	104,486
Mellanox Technologies Ltd. (b)	381	22,934
Rohm Co. Ltd. (a)	1,000	32,486
STMicroelectronics NV	6,846	49,914
Sumco Corp. (b)	1,300	12,648

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tokyo Electron Ltd.	2,100	$96,628

		779,960

Software — 0.9%
Amadeus IT Holding SA	3,360	84,317
Dassault Systemes SA	760	85,078
Konami Corp. (a)	1,100	24,732
Nexon Co. Ltd. (b)	1,200	12,112
Nomura Research Institute Ltd.	1,100	22,770
Oracle Corp.	400	16,671
SAP AG	10,485	839,917
Square Enix Holdings Co. Ltd. (a)	700	8,845
The Sage Group PLC	13,948	66,820

		1,161,262

		2,965,636

Utilities — 3.7%
Electric — 2.6%
AGL Energy Ltd.	6,428	103,225
Chubu Electric Power Co., Inc.	7,600	101,409
The Chugoku Electric Power Co., Inc. (a)	3,200	50,182
CLP Holdings Ltd.	21,000	176,751
Contact Energy Ltd. (b)	3,939	17,002
E.ON AG	20,632	384,221
EDP — Energias de Portugal SA	20,480	61,561
Electric Power Development Co. Ltd.	1,300	30,817
Electricite de France	2,579	48,336
Enel SpA	74,074	308,176
Fortum OYJ	5,293	99,538
Hokkaido Electric Power Co., Inc.	1,900	23,072
Hokuriku Electric Power Co.	1,800	21,281
HongKong Electric Holdings	16,000	137,329
Iberdrola SA	44,928	250,536
The Kansai Electric Power Co., Inc.	8,900	93,510
Kyushu Electric Power	4,600	52,511
National Grid PLC	40,738	466,630
Origin Energy Ltd.	12,692	155,321
Red Electrica Corp. SA (a)	1,357	67,046
RWE AG	5,535	228,500
Scottish & Southern Energy PLC	10,645	246,017
Shikoku Electric Power Co., Inc. (a)	1,800	28,707
SP AusNet (a)	17,738	20,373
Terna Rete Elettrica Nazionale SpA	14,020	56,147
Tohoku Electric Power Co., Inc. (b)	4,800	44,669
The Tokyo Electric Power Co., Inc. (a) (b)	15,500	37,150
Verbund AG	724	17,930

		3,327,947

Gas — 0.9%
Centrica PLC	58,372	317,100
Enagas SA	2,493	53,348
Gas Natural SDG SA	3,725	68,115

	Number of Shares	Value
Gaz De France	14,510	$298,963
Hong Kong & China Gas Co. Ltd.	60,000	164,555
Osaka Gas Co. Ltd.	23,000	83,541
Snam Rete Gas SpA	19,422	90,313
Toho Gas Co. Ltd. (a)	6,000	32,208
Tokyo Gas Co. Ltd.	28,000	128,015

		1,236,158

Water — 0.2%
Severn Trent PLC	2,540	65,075
Suez Environnement Co.	2,995	36,113
United Utilities Group PLC	8,201	89,992
Veolia Environnement SA	3,607	43,969

		235,149

		4,799,254

TOTAL COMMON STOCK (Cost $105,631,467)		123,783,015

PREFERRED STOCK — 0.6%
Communications — 0.0%
Media — 0.0%
ProSiebenSat.1 Media AG 5.410%	942	26,507

Consumer, Cyclical — 0.4%
Auto Manufacturers — 0.4%
Bayerische Motoren Werke AG 5.450%	557	35,995
Porsche Automobil Holdings SE 1.530%	1,803	146,920
Volkswagen AG 2.070%	1,623	369,242

		552,157

Consumer, Non-cyclical — 0.2%
Household Products — 0.2%
Henkel AG & Co. KGaA 1.270%	2,058	169,009

Utilities — 0.0%
Electric — 0.0%
RWE AG 6.260% (a)	415	15,652

TOTAL PREFERRED STOCK (Cost $560,177)		763,325

TOTAL EQUITIES (Cost $106,191,644)		124,546,340

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Foods — 0.0%
Olam International Ltd., Expires 1/21/13, Strike 0.95 (b) (c)	5,321	1,719

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 0.0%
Grifols SA, Expires 1/02/13, Strike 0.00 (b) (c)	1,593	$2,008

		3,727

Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/10/13, Strike 0.00 (a) (b)	9,334	5,692

TOTAL RIGHTS (Cost $7,430)		9,419

MUTUAL FUNDS — 4.9%
Diversified Financial — 4.9%
iShares MSCI EAFE Index Fund	8,075	458,821
State Street Navigator Securities Lending Prime Portfolio (d)	5,904,042	5,904,042

		6,362,863

TOTAL MUTUAL FUNDS (Cost $6,358,888)		6,362,863

TOTAL LONG-TERM INVESTMENTS (Cost $112,557,962)		130,918,622

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$2,546,563	2,546,563

TOTAL SHORT-TERM INVESTMENTS (Cost $2,546,563)		2,546,563

TOTAL INVESTMENTS — 104.1% (Cost $115,104,525) (f)		133,465,185

Other Assets/(Liabilities) — (4.1)%		(5,305,853)

NET ASSETS — 100.0%		$128,159,332

Notes to Portfolio of Investments

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $5,603,057. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $3,727 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $2,546,564. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $2,598,375.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.1%
Basic Materials — 8.5%
Chemicals — 5.9%
Air Liquide	45,738	$5,731,728
Akzo Nobel NV	104,406	6,889,441
BASF SE	21,753	2,044,593
Givaudan SA Registered (a)	2,511	2,662,105
Linde AG	43,833	7,644,012
Shin-Etsu Chemical Co. Ltd.	98,400	6,010,220
Solvay SA Class A	15,153	2,181,291

		33,163,390

Forest Products & Paper — 0.2%
UPM-Kymmene OYJ	98,935	1,175,701

Iron & Steel — 0.2%
ArcelorMittal	57,287	991,698

Machinery – Construction & Mining — 1.4%
Rio Tinto PLC	134,473	7,836,072

Mining — 0.8%
First Quantum Minerals Ltd.	41,718	918,912
Orica Ltd.	136,230	3,582,377

		4,501,289

		47,668,150

Communications — 5.0%
Advertising — 0.5%
Publicis Groupe	47,200	2,828,023

Media — 1.8%
Grupo Televisa SAB Sponsored ADR (Mexico)	14,000	372,120
Pearson PLC	66,746	1,304,841
Thomson Reuters Corp. (b)	112,000	3,240,535
WPP PLC	355,550	5,168,726

		10,086,222

Telecommunications — 2.7%
China Unicom Ltd.	1,510,000	2,444,543
MTN Group Ltd.	29,874	627,907
Nippon Telegraph & Telephone Corp.	31,700	1,331,597
NTT DOCOMO, Inc.	1,128	1,619,976
Singapore Telecommunications Ltd.	338,500	920,569
Singapore Telecommunications Ltd.	93,000	252,187
Telefonaktiebolaget LM Ericsson Class B	176,337	1,773,644
Telenor ASA	78,548	1,595,836
Tim Participacoes SA Sponsored ADR (Brazil)	33,050	655,051
Vodafone Group PLC	1,504,798	3,784,366

		15,005,676

		27,919,921

	Number of Shares	Value
Consumer, Cyclical — 13.6%
Airlines — 0.2%
Japan Airlines Co. Ltd. (a)	23,700	$1,014,408

Apparel — 0.0%
Christian Dior SA	1,300	224,751

Auto Manufacturers — 5.4%
Daimler AG	99,700	5,448,082
Fiat Industrial SpA	357,700	3,921,995
Honda Motor Co. Ltd.	368,600	13,586,011
Nissan Motor Co. Ltd.	108,900	1,033,619
Renault SA	23,396	1,290,802
Toyota Motor Corp.	106,300	4,961,719

		30,242,228

Automotive & Parts — 1.7%
Bridgestone Corp. (b)	35,600	922,791
Delphi Automotive PLC (a)	81,820	3,129,615
Denso Corp.	164,700	5,730,725

		9,783,131

Distribution & Wholesale — 1.6%
Li & Fung Ltd.	2,717,600	4,896,450
Marubeni Corp.	117,000	838,433
Mitsui & Co. Ltd. (b)	65,600	981,395
Sumitomo Corp.	103,300	1,324,077
Wolseley PLC	14,617	694,762

		8,735,117

Food Services — 1.5%
Compass Group PLC	554,850	6,562,078
Sodexo	19,343	1,620,857

		8,182,935

Lodging — 0.3%
InterContinental Hotels Group PLC	60,944	1,713,847

Retail — 2.9%
Cie Financiere Richemont SA	25,700	2,055,061
Hennes & Mauritz AB Class B	90,340	3,139,255
Kingfisher PLC	362,881	1,676,107
Lawson, Inc. (b)	63,500	4,316,308
PPR	18,950	3,531,955
Signet Jewelers Ltd.	28,500	1,521,900

		16,240,586

		76,137,003

Consumer, Non-cyclical — 19.3%
Agriculture — 0.3%
British American Tobacco PLC	12,020	609,054
Japan Tobacco, Inc.	44,100	1,243,253

		1,852,307

Beverages — 4.3%
Asahi Group Holdings Ltd.	31,500	667,711

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diageo PLC	237,631	$6,918,038
Heineken Holding NV Class A	24,400	1,336,552
Heineken NV	111,599	7,443,979
Kirin Holdings Co. Ltd.	49,000	575,770
Pernod-Ricard SA	47,904	5,632,877
SABMiller PLC	27,062	1,273,756

		23,848,683

Commercial Services — 2.7%
Adecco SA (a)	69,600	3,689,198
Experian PLC	120,482	1,946,659
Hays PLC	944,359	1,268,511
Meitec Corp.	38,900	855,685
Randstad Holding NV	148,332	5,475,542
Secom Co. Ltd.	39,000	1,965,576

		15,201,171

Cosmetics & Personal Care — 1.0%
Beiersdorf AG	66,584	5,440,568

Foods — 3.9%
Danone SA	105,007	6,937,773
Koninlijke Ahold NV	100,500	1,334,912
Nestle SA	164,973	10,751,969
Tesco PLC	326,400	1,793,019
Unilever NV	32,087	1,210,763

		22,028,436

Health Care – Products — 0.3%
Sonova Holding AG (a)	14,842	1,644,303

Household Products — 0.9%
Reckitt Benckiser Group PLC	77,126	4,831,460

Pharmaceuticals — 5.9%
Bayer AG	129,013	12,251,400
GlaxoSmithKline PLC	106,128	2,304,207
Merck KGaA	29,922	3,947,846
Novartis AG	24,000	1,519,477
Roche Holding AG	32,414	6,603,539
Sanofi	48,729	4,621,225
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	13,545	505,770
Valeant Pharmaceuticals International, Inc. (a)	19,450	1,162,527

		32,915,991

		107,762,919

Diversified — 1.5%
Holding Company – Diversified — 1.5%
Hutchison Whampoa Ltd.	212,000	2,248,960
LVMH Moet Hennessy Louis Vuitton SA	32,405	6,038,580

		8,287,540

	Number of Shares	Value
Energy — 4.4%
Coal — 0.2%
China Shenhua Energy Co. Ltd. Class H	317,000	$1,416,322

Oil & Gas — 4.2%
BG Group PLC	122,726	2,057,902
CNOOC Ltd.	1,220,000	2,678,823
ENI SpA	161,536	3,985,019
Inpex Corp.	771	4,114,713
Repsol YPF SA	46,243	949,677
Royal Dutch Shell PLC Class A	271,200	9,582,724

		23,368,858

		24,785,180

Financial — 26.5%
Banks — 15.2%
Australia & New Zealand Banking Group Ltd.	84,919	2,223,256
Banco Santander SA	821,629	6,624,864
Bank of Ireland (a)	16,298,500	2,436,673
Barclays PLC	1,139,722	4,921,755
BNP Paribas	121,933	6,873,016
China Construction Bank Corp. Class H	1,877,000	1,529,763
Danske Bank A/S (a)	40,273	684,661
DBS Group Holdings, Ltd.	307,000	3,758,087
Grupo Financiero Santander Mexico SAB de CV Sponsored ADR Class B (Mexico) (a)	67,310	1,089,076
HSBC Holdings PLC	1,520,539	16,082,481
ICICI Bank Ltd. Sponsored ADR (India)	105,130	4,584,719
Intesa Sanpaolo SpA	3,221,440	5,573,100
Itau Unibanco Holding SA Sponsored ADR (Brazil)	132,890	2,187,369
Julius Baer Group Ltd. (a)	118,588	4,266,635
Komercni Banka AS	9,856	2,085,410
Lloyds Banking Group PLC (a)	5,390,500	4,319,288
Mitsubishi UFJ Financial Group, Inc.	164,100	883,045
Nordea Bank AB	78,462	751,446
Sberbank of Russia Sponsored ADR (Russia)	77,352	971,541
Societe Generale SA (a)	20,459	769,550
Standard Chartered PLC	276,341	7,004,876
Sumitomo Mitsui Financial Group, Inc.	101,600	3,691,029
Swedbank AB	39,845	784,086
Westpac Banking Corp.	44,770	1,223,941

		85,319,667

Diversified Financial — 4.8%
African Bank Investments Ltd.	130,885	503,271
BM&F BOVESPA SA	248,700	1,736,009

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Credit Suisse Group (a) (b)	298,939	$7,500,779
Daiwa Securities Group, Inc. (b)	1,002,120	5,581,493
Deutsche Boerse AG	31,034	1,894,191
ORIX Corp. (b)	12,670	1,429,669
Schroders PLC	137,300	3,857,399
Schroders PLC	300	6,811
UBS AG (a)	264,134	4,153,817

		26,663,439

Insurance — 5.7%
AIA Group Ltd.	781,400	3,114,222
Allianz SE	55,813	7,732,148
AXA SA	62,005	1,121,544
ING Groep NV (a)	726,948	6,951,580
Prudential PLC	133,264	1,859,470
QBE Insurance Group Ltd.	283,333	3,242,917
Swiss Re AG (a)	56,412	4,117,188
Willis Group Holdings PLC	93,500	3,135,055
Zurich Insurance Group AG (a)	2,959	791,212

		32,065,336

Real Estate — 0.7%
China Overseas Land & Investment Ltd.	346,000	1,048,091
Mitsui Fudosan Co. Ltd.	65,000	1,588,021
Sino Land Co. Ltd.	584,000	1,051,593

		3,687,705

Real Estate Investment Trusts (REITS) — 0.1%
Goodman Group	175,752	799,563

		148,535,710

Industrial — 11.3%
Aerospace & Defense — 0.3%
European Aeronautic Defence and Space Co.	36,018	1,411,665

Building Materials — 1.0%
Compagnie de Saint-Gobain	38,350	1,640,942
Geberit AG Registered (a)	1,330	294,433
Holcim Ltd. (a)	34,300	2,526,297
Lafarge SA	17,314	1,109,449

		5,571,121

Electrical Components & Equipment — 2.4%
Hitachi Ltd. (b)	397,000	2,336,395
Legrand SA	78,290	3,304,371
Schneider Electric SA	104,838	7,819,188

		13,459,954

Electronics — 3.2%
Fanuc Corp.	26,300	4,890,849
Hon Hai Precision Industry Co. Ltd.	860,370	2,652,256
Hoya Corp.	157,400	3,099,041
Koninklijke Philips Electronics NV	119,429	3,204,077
Omron Corp.	168,600	4,042,693

		17,888,916

	Number of Shares	Value
Machinery – Construction & Mining — 0.1%
Atlas Copco AB	20,800	$510,307

Machinery – Diversified — 0.2%
Mitsubishi Heavy Industries Ltd.	169,000	817,251

Manufacturing — 1.4%
Olympus Corp. (a) (b)	163,800	3,179,225
Smiths Group PLC	237,256	4,669,953

		7,849,178

Metal Fabricate & Hardware — 0.1%
Assa Abloy AB Series B	18,400	692,861

Packaging & Containers — 0.4%
Amcor Ltd.	294,100	2,486,871

Transportation — 2.2%
Canadian National Railway Co.	71,830	6,537,248
Kuehne & Nagel International AG	41,090	5,000,685
Yamato Holdings Co. Ltd.	57,700	877,359

		12,415,292

		63,103,416

Technology — 7.1%
Computers — 0.1%
Fujitsu LTD	206,000	864,926

Internet — 0.7%
Check Point Software Technologies Ltd. (a)	82,010	3,906,956

Office Equipment/Supplies — 2.0%
Canon, Inc. (b)	279,150	10,948,868

Semiconductors — 2.2%
ASML Holding NV	15,116	978,605
Rohm Co. Ltd. (b)	90,500	2,940,007
Samsung Electronics Co., Ltd.	3,139	4,492,616
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	238,417	4,091,236

		12,502,464

Software — 2.1%
Amadeus IT Holding SA	158,452	3,976,237
Dassault Systemes SA	14,512	1,624,550
SAP AG	75,208	6,024,652

		11,625,439

		39,848,653

Utilities — 0.9%
Electric — 0.4%
Iberdrola SA	232,206	1,294,870
Red Electrica Corp. SA (b)	24,378	1,204,458

		2,499,328

Gas — 0.4%
Centrica PLC	243,023	1,320,197
Gaz De France	37,698	776,726

		2,096,923

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.1%
Suez Environnement Co.	49,168	$592,855

		5,189,106

TOTAL COMMON STOCK (Cost $482,206,838)		549,237,598

PREFERRED STOCK — 0.4%
Consumer, Cyclical — 0.4%
Auto Manufacturers — 0.4%
Volkswagen AG 2.070%	10,024	2,280,518

TOTAL PREFERRED STOCK (Cost $1,790,150)		2,280,518

TOTAL EQUITIES (Cost $483,996,988)		551,518,116

RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/10/13, Strike 0.00 (a) (b)	46,243	28,200

TOTAL RIGHTS (Cost $28,920)		28,200

	Principal Amount

BONDS & NOTES — 0.3%

CORPORATE DEBT — 0.3%
Diversified Financial — 0.3%
Credit Suisse Group Guernsey V Ltd. CHF (c) 4.000% 3/29/13	$840,000	1,256,368

TOTAL CORPORATE DEBT (Cost $859,532)		1,256,368

TOTAL BONDS & NOTES (Cost $859,532)		1,256,368

	Number of Shares

MUTUAL FUNDS — 5.5%
Diversified Financial — 5.5%
State Street Navigator Securities Lending Prime Portfolio (d)	30,860,899	30,860,899

TOTAL MUTUAL FUNDS (Cost $30,860,899)		30,860,899

TOTAL LONG-TERM INVESTMENTS (Cost $515,746,339)		583,663,583

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$11,610,764	$11,610,764

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	22,948	22,948

TOTAL SHORT-TERM INVESTMENTS (Cost $11,633,712)		11,633,712

TOTAL INVESTMENTS — 106.4% (Cost $527,380,051) (f)		595,297,295

Other Assets/(Liabilities) — (6.4)%		(35,546,856)

NET ASSETS — 100.0%		$559,750,439

Notes to Portfolio of Investments

ADR	American Depositary Receipt
CHF	Swiss Franc
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $29,337,077. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $11,610,770. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $11,849,744.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2012

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$2,527,034,936	$176,078,318
Short-term investments, at value (Note 2) (b)	43,291,016	20,881,531

Total investments (c)	2,570,325,952	196,959,849

Cash	105	-
Foreign currency, at value (d)	242,588	254,101
Receivables from:
Investments sold	-	2,624,211
Investments sold on a when-issued basis (Note 2)	96,251,094	3,685,930
Open forward foreign currency contracts (Note 2)	2,747,837	148,689
Investment adviser (Note 3)	-	12
Fund shares sold	227,162	132,332
Collateral held for open futures contracts (Note 2)	19,000	341,999
Variation margin on open derivative instruments (Note 2)	664,368	7,547
Interest and dividends	14,451,938	1,123,559
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	2,476,101	11,328

Total assets	2,687,406,145	205,289,557

Liabilities:
Payables for:
Investments purchased	-	1,979,233
Written options outstanding, at value (Note 2) (e)	38,581	531
Open forward foreign currency contracts (Note 2)	4,197,570	201,455
Fund shares repurchased	37,912,561	2,670,071
Interest and dividends	44,916	1,333
Investments purchased on a when-issued basis (Note 2)	637,452,578	21,729,793
Variation margin on open derivative instruments (Note 2)	223,221	-
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	405,438	99
Trustees’ fees and expenses (Note 3)	164,528	51,307
Collateral pledged for open swap agreements (Note 2)	2,500,000	-
Collateral held for when-issued securities (Note 2)	890,000	-
Affiliates (Note 3):
Investment management fees	602,702	84,215
Administration fees	335,674	21,009
Service fees	517,811	25,213
Distribution fees	27,323	703
Due to custodian	-	11
Accrued expense and other liabilities	185,910	48,172

Total liabilities	685,498,813	26,813,145

Net assets	$2,001,907,332	$178,476,412

Net assets consist of:
Paid-in capital	$1,915,195,983	$179,448,768
Undistributed (accumulated) net investment income (loss)	-	-
Distributions in excess of net investment income	(4,245,683)	(2,908)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,944,542)	(5,097,116)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	94,901,574	4,127,668

Net assets	$2,001,907,332	$178,476,412

(a) Cost of investments:	$2,433,906,631	$171,937,271
(b) Cost of short-term investments:	$44,620,923	$20,881,531
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$243,854	$250,630
(e) Premiums on written options:	$526,218	$1,007

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$295,308,167	$1,301,277,051	$486,812,427	$2,357,264,207	$662,444,324
2,467,822	9,373,987	4,226,118	38,549,875	27,657,718

297,775,989	1,310,651,038	491,038,545	2,395,814,082	690,102,042

-	-	-	-	-
-	-	63,529	-	-

686,565	-	2,359,181	20,656,519	-
-	-	-	-	-
-	-	-	-	-
-	165,910	8,066	219,956	58,873
28,791	213,785	10,369	1,903,424	154,479
-	-	-	-	-
-	-	-	1,087,837	-
394,609	1,495,625	847,294	2,620,866	190,408
-	-	134,456	-	-
-	-	-	-	-

298,885,954	1,312,526,358	494,461,440	2,422,302,684	690,505,802

360,050	2,259,869	1,246,251	-	-
-	-	-	-	-
-	-	-	-	-
2,040,638	9,981,480	8,005,303	27,528,939	7,246,300
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	10,432,633	-	-
-	-	-	-	-
87,535	264,774	217,875	498,123	165,324
-	-	-	-	-
-	-	-	-	-

125,797	717,762	262,155	203,329	406,224
22,917	345,190	58,792	644,109	151,713
16,360	210,996	46,339	254,229	101,483
83	530	74	2,403	277
-	-	12,561	-	-
34,911	58,570	49,091	79,405	41,934

2,688,291	13,839,171	20,331,074	29,210,537	8,113,255

$296,197,663	$1,298,687,187	$474,130,366	$2,393,092,147	$682,392,547

$370,290,761	$1,085,151,271	$477,429,505	$1,983,861,911	$531,544,988
-	-	12,481	564,509	-
(67,031)	(47,632)	-	-	(161,378)
(120,654,974)	(12,252,047)	(1,436,210)	(71,797,706)	12,944,921
46,628,907	225,835,595	(1,875,410)	480,463,433	138,064,016

$296,197,663	$1,298,687,187	$474,130,366	$2,393,092,147	$682,392,547

$248,679,260	$1,075,441,456	$488,697,895	$1,876,797,192	$524,380,308
$2,467,822	$9,373,987	$4,226,118	$38,549,875	$27,657,718
$-	$-	$10,171,127	$-	$-
$-	$-	$63,266	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Class Z shares:
Net assets	$440,228,861	$-

Shares outstanding (a)	41,712,728	-

Net asset value, offering price and redemption price per share	$10.55	$-

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class S shares:
Net assets	$169,085,655	$82,407,826

Shares outstanding (a)	16,042,621	7,972,185

Net asset value, offering price and redemption price per share	$10.54	$10.34

Class Y shares:
Net assets	$481,612,793	$25,412,406

Shares outstanding (a)	45,595,513	2,456,179

Net asset value, offering price and redemption price per share	$10.56	$10.35

Class L shares:
Net assets	$99,987,356	$31,752,614

Shares outstanding (a)	9,509,861	3,076,296

Net asset value, offering price and redemption price per share	$10.51	$10.32

Class A shares:
Net assets	$766,345,814	$37,773,851

Shares outstanding (a)	72,575,693	3,663,266

Net asset value and redemption price per share	$10.56	$10.31

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.09	$10.82

Class N shares:
Net assets	$44,646,853	$1,129,715

Shares outstanding (a)	4,243,219	110,080

Net asset value, offering price and redemption price per share	$10.52	$10.26

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$-	$204,267,908	$-	$103,731,636	$121,833,424

-	17,986,607	-	7,856,518	6,461,432

$-	$11.36	$-	$13.20	$18.86

$-	$-	$-	$833,287,122	$-

-	-	-	62,981,334	-

$-	$-	$-	$13.23	$-

$245,588,755	$486,471,363	$336,198,336	$516,727,198	$266,390,374

24,045,283	42,722,619	42,998,717	38,999,042	14,103,662

$10.21	$11.39	$7.82	$13.25	$18.89

$18,431,086	$158,863,998	$26,190,438	$269,106,045	$59,000,198

1,803,598	13,983,992	3,346,616	20,527,738	3,149,151

$10.22	$11.36	$7.83	$13.11	$18.74

$7,641,841	$115,575,503	$41,923,823	$277,997,351	$73,933,467

745,449	10,135,157	5,374,380	21,240,787	3,970,687

$10.25	$11.40	$7.80	$13.09	$18.62

$24,404,972	$332,630,269	$69,700,712	$388,373,535	$160,758,362

2,391,496	29,476,525	8,950,273	29,832,612	8,817,262

$10.20	$11.28	$7.79	$13.02	$18.23

$10.82	$11.97	$8.27	$13.81	$19.34

$131,009	$878,146	$117,057	$3,869,260	$476,722

12,779	78,026	15,234	299,911	26,784

$10.25	$11.25	$7.68	$12.90	$17.80

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$105,224,577	$993,472,955
Short-term investments, at value (Note 2) (b)	4,198,045	6,505,311

Total investments (c)	109,422,622	999,978,266

Foreign currency, at value (d)	-	6,275
Receivables from:
Investments sold	257,374	3,236,682
Investment adviser (Note 3)	6,559	76,876
Fund shares sold	58,700	245,883
Variation margin on open futures contracts (Note 2)	-	-
Interest and dividends	71,177	300,529
Foreign taxes withheld	-	10,539

Total assets	109,816,432	1,003,855,050

Liabilities:
Payables for:
Investments purchased	350,998	856,049
Fund shares repurchased	1,923,357	6,740,090
Securities on loan (Note 2)	2,095,061	-
Trustees’ fees and expenses (Note 3)	14,689	195,135
Affiliates (Note 3):
Investment management fees	58,946	538,578
Administration fees	19,356	246,124
Service fees	11,210	90,026
Distribution fees	153	460
Due to custodian	-	-
Accrued expense and other liabilities	36,644	54,316

Total liabilities	4,510,414	8,720,778

Net assets	$105,306,018	$995,134,272

Net assets consist of:
Paid-in capital	$101,779,070	$881,387,260
Undistributed (accumulated) net investment income (loss)	-	150,359
Distributions in excess of net investment income	(908)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,661,140)	(108,613,058)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,188,996	222,209,711

Net assets	$105,306,018	$995,134,272

(a) Cost of investments:	$100,035,581	$771,265,034
(b) Cost of short-term investments:	$4,198,045	$6,505,311
(c) Securities on loan with market value of:	$2,033,617	$-
(d) Cost of foreign currency:	$-	$6,249

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$588,987,757	$141,017,582	$123,974,308	$492,377,784	$87,864,166
6,320,103	3,305,495	4,138,804	13,095,541	3,627,939

595,307,860	144,323,077	128,113,112	505,473,325	91,492,105

-	-	-	-	-

616,544	177,488	125,899	2,502,610	19,866
73,246	12,035	-	32,295	4,768
132,441	11,191	11,251	5,583	79,840
-	-	-	-	80,850
48,796	227,019	56,189	436,466	58,049
13,148	-	-	-	-

596,192,035	144,750,810	128,306,451	508,450,279	91,735,478

914,585	728,133	198,662	1,114,808	135,197
3,161,105	2,242,904	1,270,800	8,646,974	4,115
13,366,122	-	-	21,268,866	2,862,726
100,175	30,082	23,890	127,247	1,396

354,519	84,246	79,409	343,131	7,386
152,489	15,323	7,159	111,698	4,099
58,738	2,877	3,178	63,234	70
16	48	-	90	-
-	-	-	-	1,755
39,970	32,416	31,575	41,693	23,103

18,147,719	3,136,029	1,614,673	31,717,741	3,039,847

$578,044,316	$141,614,781	$126,691,778	$476,732,538	$88,695,631

$441,625,124	$170,937,552	$143,726,546	$403,219,904	$80,793,081
(27,319)	18,437	1,709	-	1,720
-	-	-	(1,543,723)	-
(1,907,508)	(43,164,679)	(37,460,789)	1,861,281	8,252
138,354,019	13,823,471	20,424,312	73,195,076	7,892,578

$578,044,316	$141,614,781	$126,691,778	$476,732,538	$88,695,631

$450,633,738	$127,194,111	$103,549,996	$419,182,708	$80,007,926
$6,320,103	$3,305,495	$4,138,804	$13,095,541	$3,627,939
$13,083,353	$-	$-	$20,548,339	$2,788,587
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class Z shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class S shares:
Net assets	$73,897,077	$406,245,194

Shares outstanding (a)	11,163,915	31,822,442

Net asset value, offering price and redemption price per share	$6.62	$12.77

Class Y shares:
Net assets	$3,947,590	$128,562,020

Shares outstanding (a)	603,379	10,113,043

Net asset value, offering price and redemption price per share	$6.54	$12.71

Class L shares:
Net assets	$10,369,998	$319,305,595

Shares outstanding (a)	1,608,748	25,267,294

Net asset value, offering price and redemption price per share	$6.45	$12.64

Class A shares:
Net assets	$16,843,119	$140,294,136

Shares outstanding (a)	2,684,006	11,361,393

Net asset value and redemption price per share	$6.28	$12.35

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$6.66	$13.10

Class N shares:
Net assets	$248,234	$727,327

Shares outstanding (a)	40,926	60,785

Net asset value, offering price and redemption price per share	$6.07	$11.97

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund		MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$76,856,978	$75,912,463	$-		$74,820,290	$87,244,722

8,642,011	6,842,370	-		5,334,101	7,900,202

$8.89	$11.09	$-		$14.03	$11.04

$-	$-	$-		$-	$112,159

-	-	-		-	10,156

$-	$-	$-		$-	$11.04

$268,035,242	$56,000,981	$115,775,322		$231,210,587	$225,342

30,201,364	5,036,177	10,813,326		16,448,703	20,417

$8.87	$11.12	$10.71		$14.06	$11.04

$45,379,782	$1,687,632	$3,185,801		$33,616,970	$835,930

5,181,272	151,712	297,465		2,397,803	75,803

$8.76	$11.12	$10.71		$14.02	$11.03

$85,362,736	$3,552,366	$2,551,415		$36,619,012	$165,587

9,924,166	317,370	238,734		2,634,505	15,001

$8.60	$11.19	$10.69		$13.90	$11.04

$102,385,163	$4,385,410	$5,179,130		$100,321,033	$111,891

12,311,311	394,612	485,069		7,342,855	10,133

$8.32	$11.11	$10.68		$13.66	$11.04

$8.83	$11.79	$11.33		$14.49	$11.71

$24,415	$75,929	$110		$144,646	$-

3,052	6,858	10		10,888	-

$8.00	$11.07	$10.63	*	$13.28	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2) (a)	$93,337,068	$1,544,415,813
Short-term investments, at value (Note 2) (b)	2,549,174	35,362,394

Total investments (c)	95,886,242	1,579,778,207

Cash	-	-
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	281,006	10,417,820
Collateral held for open futures contracts (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	6,747	129,756
Fund shares sold	82,740	246,461
Variation margin on open futures contracts (Note 2)	72,270	-
Interest and dividends	120,239	430,708
Foreign taxes withheld	-	-

Total assets	96,449,244	1,591,002,952

Liabilities:
Payables for:
Investments purchased	5,586	1,461,315
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	-	22,009,211
Variation margin on open futures contracts (Note 2)	-	-
Securities on loan (Note 2)	9,011,712	46,324,203
Trustees’ fees and expenses (Note 3)	1,386	327,778
Affiliates (Note 3):
Investment management fees	7,192	973,168
Administration fees	3,777	371,617
Service fees	69	223,612
Distribution fees	-	1,221
Due to custodian	64,288	-
Accrued expense and other liabilities	23,394	69,985

Total liabilities	9,117,404	71,762,110

Net assets	$87,331,840	$1,519,240,842

Net assets consist of:
Paid-in capital	$80,199,611	$1,207,658,515
Undistributed (accumulated) net investment income (loss)	100,676	(5,947,377)
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	384,837	3,522,491
Net unrealized appreciation (depreciation) on investments and foreign currency translations	6,646,716	314,007,213

Net assets	$87,331,840	$1,519,240,842

(a) Cost of investments:	$86,758,011	$1,230,408,600
(b) Cost of short-term investments:	$2,549,174	$35,362,394
(c) Securities on loan with market value of:	$8,723,480	$45,110,412
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$830,249,919	$63,537,176	$156,517,122	$130,918,622	$583,663,583
24,103,987	1,009,112	4,855,527	2,546,563	11,633,712

854,353,906	64,546,288	161,372,649	133,465,185	595,297,295

-	-	7	-	3
-	-	497,498	831,664	871,520

2,827,713	37,563	-	1,200,831	1,722,734
-	-	161,000	-	115,000
-	-	1,749,385	8,117	2,773,239
44,970	-	12,232	14,342	145,600
504,084	250,254	5,901	136,855	146,935
-	-	-	386,057	-
325,522	28,460	210,119	122,267	517,330
-	-	80,706	2,661	1,686,532

858,056,195	64,862,565	164,089,497	136,167,979	603,276,188

5,682,484	563,617	284,776	2,014,316	610,350
-	-	1,334,427	16,307	1,488,929
6,295,120	675,733	1,837,333	21,938	9,675,369
-	-	7,851	-	6,282
83,532,217	4,767,017	8,570,795	5,904,042	30,860,899
162,140	21,298	33,847	1,939	166,471

526,787	41,788	114,443	10,545	469,680
130,770	10,242	6,514	5,447	115,354
40,547	5,508	439	73	33,180
293	95	7	-	251
-	101,919	-	-	-
53,776	31,479	47,006	34,040	98,984

96,424,134	6,218,696	12,237,438	8,008,647	43,525,749

$761,632,061	$58,643,869	$151,852,059	$128,159,332	$559,750,439

$697,635,817	$60,128,425	$233,958,408	$109,810,399	$619,371,786
(158,224)	(32,972)	-	-	9,501,718
-	-	(605,550)	(282,876)	-
(1,786,564)	(9,014,573)	(95,259,160)	233,079	(138,609,955)
65,941,032	7,562,989	13,758,361	18,398,730	69,486,890

$761,632,061	$58,643,869	$151,852,059	$128,159,332	$559,750,439

$764,308,945	$55,974,187	$143,235,223	$112,557,962	$515,746,339
$24,103,987	$1,009,112	$4,855,527	$2,546,563	$11,633,712
$81,244,808	$4,650,311	$8,139,451	$5,603,057	$29,337,077
$-	$-	$497,311	$831,457	$868,503

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class Z shares:
Net assets	$86,679,085	$185,583,783

Shares outstanding (a)	7,918,979	12,346,122

Net asset value, offering price and redemption price per share	$10.95	$15.03

Class I shares:
Net assets	$111,252	$-

Shares outstanding (a)	10,164	-

Net asset value, offering price and redemption price per share	$10.95	$-

Class S shares:
Net assets	$129,000	$456,600,176

Shares outstanding (a)	11,787	30,433,911

Net asset value, offering price and redemption price per share	$10.94	$15.00

Class Y shares:
Net assets	$126,760	$207,290,102

Shares outstanding (a)	11,583	13,977,479

Net asset value, offering price and redemption price per share	$10.94	$14.83

Class L shares:
Net assets	$174,757	$320,611,740

Shares outstanding (a)	15,977	22,126,057

Net asset value, offering price and redemption price per share	$10.94	$14.49

Class A shares:
Net assets	$110,986	$347,186,082

Shares outstanding (a)	10,140	24,878,560

Net asset value and redemption price per share	$10.95	$13.96

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.62	$14.81

Class N shares:
Net assets	$-	$1,968,959

Shares outstanding (a)	-	146,764

Net asset value, offering price and redemption price per share	$-	$13.42

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$136,266,354	$-	$-	$127,537,661	$255,215,292

8,989,943	-	-	10,804,807	33,692,510

$15.16	$-	$-	$11.80	$7.57

$-	$-	$-	$119,624	$-

-	-	-	10,134	-

$-	$-	$-	$11.80	$-

$455,747,447	$41,705,621	$151,060,232	$137,341	$155,925,095

30,141,738	3,761,350	23,261,986	11,637	20,558,020

$15.12	$11.09	$6.49	$11.80	$7.58

$58,290,036	$2,167,399	$74,323	$119,592	$66,316,970

3,939,018	196,496	11,177	10,132	8,792,301

$14.80	$11.03	$6.65	$11.80	$7.54

$50,084,990	$6,124,564	$17,725	$125,776	$27,315,185

3,468,687	564,898	2,631	10,657	3,596,321

$14.44	$10.84	$6.74	$11.80	$7.60

$60,763,890	$8,494,039	$699,779	$119,338	$54,428,674

4,386,183	807,012	108,028	10,112	7,307,210

$13.85	$10.53	$6.48	$11.80	$7.45

$14.69	$11.17	$6.88	$12.52	$7.90

$479,344	$152,246	$-	$-	$549,223

36,113	14,944	-	-	74,481

$13.27	$10.19	$-	$-	$7.37

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$1,900,000	$14,683
Interest	52,196,439	6,478,043
Securities lending net income	-	-

Total investment income	54,096,439	6,492,726

Expenses (Note 3):
Investment management fees	6,677,822	965,431
Custody fees	503,794	73,240
Interest expense	3,566	-
Audit fees	90,113	46,504
Legal fees	6,476	3,146
Proxy fees	1,109	1,109
Shareholder reporting fees	43,108	5,461
Trustees’ fees	147,501	13,734

	7,473,489	1,108,625
Administration fees:
Class Z	85,091	-
Class I	-	-
Class S	223,984	38,695
Class Y	1,409,282	27,639
Class L	311,670	76,041
Class A	1,637,226	97,740
Class N	79,966	2,975
Distribution fees:
Class N	90,870	2,479
Service fees:
Class A	1,860,484	97,740
Class N	90,870	2,479

Total expenses	13,262,932	1,454,413
Expenses waived (Note 3):
Class Z administrative fees waived	-	-
Class L administrative fees waived	-	-
Class A administrative fees waived	-	-
Class N administrative fees waived	-	-
Class Z management fees waived	-	-
Class I management fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	13,262,932	1,454,413

Net investment income (loss)	40,833,507	5,038,313

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	46,418,462	2,609,465
Futures contracts	4,708,169	(757,472)
Written options	3,188,729	206,838
Swap agreements	(1,657,037)	(52,945)
Foreign currency transactions	1,992,892	368,821

Net realized gain (loss)	54,651,215	2,374,707

Net change in unrealized appreciation (depreciation) on:
Investment transactions	78,543,073	5,668,720
Futures contracts	(2,640,506)	101,533
Written options	(1,174,100)	(4,590)
Securities sold short	185,000	-
Swap agreements	6,885,775	25,627
Translation of assets and liabilities in foreign currencies	(6,983,525)	(334,972)

Net change in unrealized appreciation (depreciation)	74,815,717	5,456,318

Net realized gain (loss) and change in unrealized appreciation (depreciation)	129,466,932	7,831,025

Net increase (decrease) in net assets resulting from operations	$170,300,439	$12,869,338

(a) Net of withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$7,597,417	$35,605,652	$11,695,648	$52,554,138	$11,087,918
440	1,895	9,173	9,238	3,501
-	-	56,391	-	-

7,597,857	35,607,547	11,761,212	52,563,376	11,091,419

1,478,201	8,266,244	3,201,095	2,304,779	4,552,104
34,579	103,059	89,109	186,220	48,951
-	-	-	-	-
33,169	33,532	33,670	35,636	33,786
4,664	14,539	6,572	26,575	8,080
1,108	1,109	1,109	1,109	1,108
7,374	23,356	10,473	64,540	12,993
23,128	98,319	39,643	178,042	51,393

1,582,223	8,540,158	3,381,671	2,796,901	4,708,415

-	152,780	-	48,267	71,945
-	-	-	1,105,819	-
138,567	1,269,623	266,029	1,771,377	502,337
37,052	504,621	74,796	1,020,434	159,684
24,873	522,083	151,370	1,336,192	309,331
77,543	1,454,144	284,107	1,979,935	678,862
492	7,105	551	21,432	4,349

334	3,463	368	9,243	2,245

62,879	785,345	218,948	934,461	390,689
334	3,463	368	9,243	2,245

1,924,297	13,242,785	4,378,208	11,033,304	6,830,102

-	-	-	(41,825)	-
-	-	-	(504,510)	-
-	-	-	(747,569)	-
-	-	-	(7,394)	-
-	(327,380)	-	(41,876)	(102,886)
-	-	-	(408,083)	-
-	(697,933)	(19,418)	(253,233)	(272,380)
-	(241,804)	(1,664)	(134,275)	(56,114)
-	(169,192)	(2,612)	(126,177)	(71,226)
-	(471,226)	(4,464)	(186,896)	(156,223)
-	(2,072)	(7)	(1,849)	(895)

1,924,297	11,333,178	4,350,043	8,579,617	6,170,378

5,673,560	24,274,369	7,411,169	43,983,759	4,921,041

13,597,808	50,215,721	148,039,345	10,448,204	58,859,705
-	-	-	9,319,991	-
-	-	-	-	-
-	-	-	-	-
-	(10,716)	(115,619)	-	-

13,597,808	50,205,005	147,923,726	19,768,195	58,859,705

29,453,141	114,533,025	(101,287,498)	261,209,222	59,255,627
-	-	-	(239,292)	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	(6,333)	-	-

29,453,141	114,533,025	(101,293,831)	260,969,930	59,255,627

43,050,949	164,738,030	46,629,895	280,738,125	118,115,332

$48,724,509	$189,012,399	$54,041,064	$324,721,884	$123,036,373

$28,249	$202,204	$200,687	$29,845	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$1,415,745	$9,710,558
Interest	295	4,874
Securities lending net income	32,372	-

Total investment income	1,448,412	9,715,432

Expenses (Note 3):
Investment management fees	495,057	5,707,436
Custody fees	44,435	81,186
Audit fees	34,354	33,938
Legal fees	10,661	13,890
Proxy fees	1,109	1,109
Shareholder reporting fees	7,971	17,698
Trustees’ fees	5,811	67,720

	599,398	5,922,977
Administration fees:
Class Z	-	-
Class I	-	-
Class S	88,946	554,617
Class Y	8,774	352,896
Class L	35,093	1,208,267
Class A	70,816	491,704
Class N	1,024	2,546
Distribution fees:
Class N	572	1,388
Service fees:
Class A	45,501	300,920
Class N	572	1,388

Total expenses	850,696	8,836,703
Expenses waived (Note 3):
Class Z fees waived by adviser	-	-
Class I fees waived by adviser	-	-
Class S fees waived by adviser	-	(227,163)
Class Y fees waived by adviser	-	(164,716)
Class L fees waived by adviser	-	(280,533)
Class A fees waived by adviser	-	(161,841)
Class N fees waived by adviser	-	(633)
Class S administrative fees waived	(42,529)	-
Class Y administrative fees waived	(982)	-
Class L administrative fees waived	(2,402)	-
Class A administrative fees waived	(4,732)	-
Class N administrative fees waived	(57)	-
Class Z management fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	799,994	8,001,817

Net investment income (loss)	648,418	1,713,615

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	8,537,495	15,985,729
Futures contracts	201,407	-
Foreign currency transactions	-	1,387

Net realized gain (loss)	8,738,902	15,987,116

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(628,150)	113,845,282
Futures contracts	1,273	-
Translation of assets and liabilities in foreign currencies	-	(955)

Net change in unrealized appreciation (depreciation)	(626,877)	113,844,327

Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,112,025	129,831,443

Net increase (decrease) in net assets resulting from operations	$8,760,443	$131,545,058

(a) Net of withholding tax of:	$702	$724

+	Fund commenced operations on July 26, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund +

$4,645,823	$3,341,331	$2,139,836	$9,638,395	$711,634
915	319	2,747	1,132	259
32,822	-	-	178,727	19,121

4,679,560	3,341,650	2,142,583	9,818,254	731,014

3,488,544	1,064,352	895,159	4,171,937	35,838
53,620	25,677	15,844	54,300	7,326
33,689	33,484	26,870	33,073	29,240
6,961	3,255	2,469	7,376	893
1,109	1,109	1,109	1,108	-
14,363	6,892	4,663	10,379	9,355
36,162	12,074	9,252	38,948	2,269

3,634,448	1,146,843	955,366	4,317,121	84,921

20,456	11,164	-	41,170	17,751
-	-	-	-	70
687,899	191,737	54,450	587,798	167
126,789	4,289	4,794	129,444	535
318,549	15,431	7,130	168,907	296
366,592	18,514	14,628	451,704	211
111	312	21	1,970	-

51	174	15	1,007	-

185,372	11,571	12,190	257,059	117
51	174	15	1,007	-

5,340,318	1,400,209	1,048,609	5,957,187	104,068

-	-	-	-	(34,421)
-	-	-	-	(45)
-	-	-	-	(54)
-	-	-	-	(130)
-	-	-	-	(52)
-	-	-	-	(45)
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
(32,492)	(13,963)	-	(54,973)	-
(422,158)	(127,816)	-	(188,665)	-
(55,223)	(1,716)	-	(35,693)	-
(96,644)	(3,858)	-	(30,760)	-
(111,276)	(4,628)	-	(82,241)	-
(31)	(69)	-	(321)	-

4,622,494	1,248,159	1,048,609	5,564,534	69,321

57,066	2,093,491	1,093,974	4,253,720	661,693

17,154,998	10,489,840	9,145,252	22,031,365	570,040
-	-	-	-	79,921
-	44	-	(640)	-

17,154,998	10,489,884	9,145,252	22,030,725	649,961

57,019,524	9,908,175	10,906,940	39,904,476	7,856,240
-	-	-	-	36,338
-	19	-	-	-

57,019,524	9,908,194	10,906,940	39,904,476	7,892,578

74,174,522	20,398,078	20,052,192	61,935,201	8,542,539

$74,231,588	$22,491,569	$21,146,166	$66,188,921	$9,204,232

$52,080	$4,018	$-	$6,026	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MM Russell 2000 Small Cap Index Fund +	MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends (a)	$999,938	$12,675,048
Interest	275	17,482
Securities lending net income	89,242	298,388

Total investment income	1,089,455	12,990,918

Expenses (Note 3):
Investment management fees	35,431	11,801,149
Custody fees	12,923	154,251
Audit fees	29,239	34,279
Legal fees	893	18,310
Proxy fees	-	1,109
Shareholder reporting fees	9,346	27,451
Trustees’ fees	2,258	123,388

	90,090	12,159,937
Administration fees:
Class Z	17,594	117,181
Class I	70	-
Class S	144	874,420
Class Y	190	566,746
Class L	300	1,457,116
Class A	209	1,494,286
Class N	-	9,577
Distribution fees:
Class N	-	5,047
Service fees:
Class A	116	880,234
Class N	-	5,047

Total expenses	108,713	17,569,591
Expenses waived (Note 3):
Class Z fees waived by adviser	(40,210)	-
Class I fees waived by adviser	(53)	-
Class S fees waived by adviser	(55)	-
Class Y fees waived by adviser	(54)	-
Class L fees waived by adviser	(62)	-
Class A fees waived by adviser	(53)	-
Class N fees waived by adviser	-	-
Class Z management fees waived	-	(195,437)
Class S management fees waived	-	(474,172)
Class Y management fees waived	-	(206,527)
Class L management fees waived	-	(343,260)
Class A management fees waived	-	(352,074)
Class N management fees waived	-	(2,018)

Net expenses	68,226	15,996,103

Net investment income (loss)	1,021,229	(3,005,185)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	818,115	133,480,469
Futures contracts	(21,188)	-
Foreign currency transactions	2	(16,432)

Net realized gain (loss)	796,929	133,464,037

Net change in unrealized appreciation (depreciation) on:
Investment transactions	6,579,057	74,904,042
Futures contracts	67,659	-
Translation of assets and liabilities in foreign currencies	-	(381)

Net change in unrealized appreciation (depreciation)	6,646,716	74,903,661

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,443,645	208,367,698

Net increase (decrease) in net assets resulting from operations	$8,464,874	$205,362,513

(a) Net of withholding tax of:	$1,005	$124,988

+	Fund commenced operations on July 26, 2012.
++	Fund commenced operations on July 25, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund ++	MassMutual Select Overseas Fund

$4,930,729	$506,432	$5,443,465	$1,209,461	$16,165,380
1,705	101	346	898	16,722
844,479	21,742	25,265	23,264	65,662

5,776,913	528,275	5,469,076	1,233,623	16,247,764

6,499,296	510,615	1,274,220	50,225	5,382,428
114,011	26,176	117,429	56,105	404,752
35,877	32,834	36,986	29,255	37,805
9,739	1,780	2,785	1,199	7,790
1,109	1,108	1,109	-	1,109
15,189	3,726	6,300	12,452	11,754
62,796	4,714	11,008	3,123	42,182

6,738,017	580,953	1,449,837	152,359	5,887,820

94,271	-	-	24,983	183,697
-	-	-	73	-
785,026	68,364	69,382	152	451,506
199,096	4,889	95	197	287,200
248,543	19,181	6,068	343	133,092
319,129	31,436	2,178	220	216,851
2,155	592	10	-	1,603

1,062	370	7	-	795

174,388	22,512	1,815	122	119,333
1,062	370	7	-	795

8,562,749	728,667	1,529,399	178,449	7,282,692

-	-	-	(61,632)	-
-	-	-	(60)	-
-	-	(116,655)	(63)	-
-	-	(53)	(61)	-
-	-	(3,056)	(77)	-
-	-	(1,119)	(60)	-
-	-	(30)	-	-
(75,902)	-	-	-	(813,394)
(262,507)	-	-	-	(395,435)
(36,027)	-	-	-	(219,888)
(30,346)	-	-	-	(90,820)
(38,710)	-	-	-	(148,028)
(240)	-	-	-	(988)

8,119,017	728,667	1,408,486	116,496	5,614,139

(2,342,104)	(200,392)	4,060,590	1,117,127	10,633,625

55,869,232	5,489,627	(9,853,195)	171,194	(1,813,341)
-	-	127,641	179,463	(44,651)
(11,211)	-	253,361	77,557	3,603,230

55,858,021	5,489,627	(9,472,193)	428,214	1,745,238

42,704,815	2,101,488	28,305,805	18,360,660	100,410,536
-	-	54,433	46,594	42,292
151	-	98,482	(8,524)	(2,411,081)

42,704,966	2,101,488	28,458,720	18,398,730	98,041,747

98,562,987	7,591,115	18,986,527	18,826,944	99,786,985

$96,220,883	$7,390,723	$23,047,117	$19,944,071	$110,420,610

$34,778	$-	$456,561	$53,982	$1,370,930

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select PIMCO Total Return Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$40,833,507	$42,943,668
Net realized gain (loss) on investment transactions	54,651,215	(12,285,076)
Net change in unrealized appreciation (depreciation) on investments	74,815,717	(1,109,679)

Net increase (decrease) in net assets resulting from operations	170,300,439	29,548,913

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(16,027,867)	(13,214,111)
Class S	(5,674,734)	(1,262,265)
Class Y	(15,769,227)	(14,638,314)
Class L	(3,239,108)	(2,031,477)
Class A	(23,655,073)	(20,960,452)
Class N	(1,273,751)	(678,251)

Total distributions from net investment income	(65,639,760)	(52,784,870)

From net realized gains:
Class Z	(776,209)	-
Class S	(284,033)	-
Class Y	(818,099)	-
Class L	(170,265)	-
Class A	(1,298,662)	-
Class N	(73,647)	-

Total distributions from net realized gains	(3,420,915)	-

Net fund share transactions (Note 5):
Class Z	15,598,679	409,157,409
Class S	84,080,863	50,101,472
Class Y	(424,598)	(56,461,351)
Class L	29,216,526	39,804,026
Class A	22,403,164	1,787,234
Class N	18,877,974	14,728,249

Increase (decrease) in net assets from fund share transactions	169,752,608	459,117,039

Total increase (decrease) in net assets	270,992,372	435,881,082
Net assets
Beginning of year	1,730,914,960	1,295,033,878

End of year	$2,001,907,332	$1,730,914,960

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$5,810,383

Distributions in excess of net investment income included in net assets at end of year	$(4,245,683)	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$5,038,313	$5,372,712	$5,673,560	$4,893,768	$24,274,369	$16,792,361
2,374,707	517,830	13,597,808	7,255,870	50,205,005	14,910,627
5,456,318	5,636,975	29,453,141	(7,876,897)	114,533,025	(58,517,917)

12,869,338	11,527,517	48,724,509	4,272,741	189,012,399	(26,814,929)

-	-	-	-	(6,608,158)	(3,173,350)
(2,710,337)	(2,573,933)	(5,686,142)	(3,834,833)	(14,240,372)	(6,669,303)
(819,920)	(1,037,415)	(417,541)	(547,867)	(4,587,261)	(2,482,290)
(1,025,610)	(832,875)	(160,779)	(146,181)	(3,313,139)	(990,280)
(1,064,311)	(1,100,211)	(458,474)	(300,437)	(8,356,882)	(2,512,999)
(29,706)	(25,291)	(1,900)	(2,610)	(13,802)	(8,627)

(5,649,884)	(5,569,725)	(6,724,836)	(4,831,928)	(37,119,614)	(15,836,849)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

-	-	-	-	(5,883,742)	193,073,485
3,753,494	25,817,052	146,741	27,135,621	24,669,013	(79,871,278)
(3,165,937)	(2,272,720)	(9,127,005)	(9,238,990)	(15,499,204)	27,740,899
3,599,648	(16,259,064)	(3,532,005)	(31,539,709)	1,726,087	(59,809,034)
(4,891,113)	(14,990,222)	(4,069,581)	(8,070,006)	10,196,670	2,443,910
105,005	208	(152,542)	5,076	(1,227,055)	(34,573)

(598,903)	(7,704,746)	(16,734,392)	(21,708,008)	13,981,769	83,543,409

6,620,551	(1,746,954)	25,265,281	(22,267,195)	165,874,554	40,891,631

171,855,861	173,602,815	270,932,382	293,199,577	1,132,812,633	1,091,921,002

$178,476,412	$171,855,861	$296,197,663	$270,932,382	$1,298,687,187	$1,132,812,633

$-	$-	$-	$1,041,594	$-	$12,846,349

$(2,908)	$(369,478)	$(67,031)	$-	$(47,632)	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Large Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,411,169	$5,378,182
Net realized gain (loss) on investment transactions	147,923,726	61,647,483
Net change in unrealized appreciation (depreciation) on investments	(101,293,831)	(93,407,246)

Net increase (decrease) in net assets resulting from operations	54,041,064	(26,381,581)

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-
Class I	-	-
Class S	(5,172,215)	(2,378,469)
Class Y	(378,181)	(445,445)
Class L	(518,437)	(245,566)
Class A	(620,343)	(153,036)
Class N	(607)	-

Total distributions from net investment income	(6,689,783)	(3,222,516)

From net realized gains:
Class Z	-	-
Class S	(98,946,643)	-
Class Y	(8,242,904)	-
Class L	(12,188,393)	-
Class A	(20,446,560)	-
Class N	(34,459)	-

Total distributions from net realized gains	(139,858,959)	-

Net fund share transactions (Note 5):
Class Z	-	-
Class I	-	-
Class S	98,236,432	(51,346,139)
Class Y	(37,095,646)	(11,877,283)
Class L	459,745	(26,948,559)
Class A	(24,105,425)	(44,271,954)
Class N	(312,112)	(250,310)

Increase (decrease) in net assets from fund share transactions	37,182,994	(134,694,245)

Total increase (decrease) in net assets	(55,324,684)	(164,298,342)
Net assets
Beginning of year	529,455,050	693,753,392

End of year	$474,130,366	$529,455,050

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$12,481	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(842,998)

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Select Focused Value Fund		MassMutual Select Fundamental Growth Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$43,983,759	$33,961,171	$4,921,041	$3,565,677	$648,418	$36,667
19,768,195	722,131	58,859,705	51,427,499	8,738,902	8,320,498
260,969,930	(1,442,684)	59,255,627	(54,597,347)	(626,877)	(6,895,628)

324,721,884	33,240,618	123,036,373	395,829	8,760,443	1,461,537

(2,321,958)	(1,549)	(1,155,367)	(689,734)	-	-
(19,055,127)	(14,064,540)	-	-	-	-
(10,636,777)	(7,161,450)	(2,305,203)	(3,730,426)	(536,385)	(31,840)
(5,592,667)	(4,078,831)	(420,961)	(782,449)	(23,180)	(1,143)
(5,839,922)	(3,555,325)	(477,908)	(392,187)	(50,208)	-
(7,443,264)	(4,755,323)	(584,552)	(559,660)	(27,774)	-
(62,915)	(37,490)	-	-	-	-

(50,952,630)	(33,654,508)	(4,943,991)	(6,154,456)	(637,547)	(32,983)

-	-	(9,119,890)	(755,800)	-	-
-	-	(21,202,859)	(5,082,289)	(40,942)	-
-	-	(4,346,344)	(1,148,482)	(2,176)	-
-	-	(5,924,302)	(1,124,357)	(5,824)	-
-	-	(12,481,446)	(2,775,516)	(9,793)	-
-	-	(36,630)	(27,306)	(146)	-

-	-	(53,111,471)	(10,913,750)	(58,881)	-

37,487,062	55,374,020	25,441,109	86,157,244	-	-
(2,933,633)	45,624,665	-	-	-	-
19,483,288	(34,207,169)	7,490,203	(67,072,449)	48,612,489	(1,383,156)
(14,935,313)	(46,928,584)	(8,891,650)	(7,099,211)	1,717,055	169,263
31,426,009	14,854,167	6,337,698	(28,426,517)	2,569,030	113,480
8,059,070	34,247,275	2,657,993	(23,582,478)	(893,439)	(4,441,086)
60,172	401,292	(1,044,865)	(412,783)	(124,532)	(10,446)

78,646,655	69,365,666	31,990,488	(40,436,194)	51,880,603	(5,551,945)

352,415,909	68,951,776	96,971,399	(57,108,571)	59,944,618	(4,123,391)

2,040,676,238	1,971,724,462	585,421,148	642,529,719	45,361,400	49,484,791

$2,393,092,147	$2,040,676,238	$682,392,547	$585,421,148	$105,306,018	$45,361,400

$564,509	$7,673,486	$-	$-	$-	$-

$-	$-	$(161,378)	$(140,277)	$(908)	$(6,563)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,713,615	$9,295
Net realized gain (loss) on investment transactions	15,987,116	28,141,436
Net change in unrealized appreciation (depreciation) on investments	113,844,327	(18,726,012)

Net increase (decrease) in net assets resulting from operations	131,545,058	9,424,719

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-
Class S	(1,016,603)	(4,344)
Class Y	(237,195)	-
Class L	(144,653)	-
Class A	-	-
Class N	-	-

Total distributions from net investment income	(1,398,451)	(4,344)

Net fund share transactions (Note 5):
Class Z	-	-
Class S	84,895,520	101,900,549
Class Y	22,124,697	45,229,167
Class L	31,294,485	(17,459,831)
Class A	48,284,360	8,541,616
Class N	640,093	(278,873)

Increase (decrease) in net assets from fund share transactions	187,239,155	137,932,628

Total increase (decrease) in net assets	317,385,762	147,353,003
Net assets
Beginning of year	677,748,510	530,395,507

End of year	$995,134,272	$677,748,510

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$150,359	$(143,323)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund		MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$57,066	$(1,009,250)	$2,093,491	$1,613,807	$1,093,974	$288,319
17,154,998	21,286,399	10,489,884	7,653,549	9,145,252	4,980,718
57,019,524	(4,526,779)	9,908,194	(14,049,154)	10,906,940	(8,862,352)

74,231,588	15,750,370	22,491,569	(4,781,798)	21,146,166	(3,593,315)

-	-	(1,254,330)	(1,144)	-	-
-	-	(824,409)	(1,448,964)	(1,012,546)	(293,188)
-	-	(24,970)	(15,668)	(25,312)	(6,291)
-	-	(44,738)	-	(16,072)	-
-	-	(45,198)	(20,969)	(20,157)	-
-	-	(635)	(195)	-	-

-	-	(2,194,280)	(1,486,940)	(1,074,087)	(299,479)

74,186,932	100,100	74,670,421	131,597	-	-
(11,878,139)	11,550,727	(92,032,568)	44,915,358	5,341,346	27,772,977
9,047,286	6,494,578	(76,272)	563,093	(452,872)	(1,636,001)
50,780,947	(28,835,541)	(1,368,004)	(38,452,013)	14,623	(19,543,503)
40,078,109	(4,758,506)	(662,708)	(1,115,670)	(344,741)	(2,672,434)
(861)	(7,760)	2,475	2,923	(20,851)	(855)

162,214,274	(15,456,402)	(19,466,656)	6,045,288	4,537,505	3,920,184

236,445,862	293,968	830,633	(223,450)	24,609,584	27,390

341,598,454	341,304,486	140,784,148	141,007,598	102,082,194	102,054,804

$578,044,316	$341,598,454	$141,614,781	$140,784,148	$126,691,778	$102,082,194

$(27,319)	$(81,334)	$18,437	$146,933	$1,709	$-

$-	$-	$-	$-	$-	$(19,055)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,253,720	$601,337
Net realized gain (loss) on investment transactions	22,030,725	27,293,759
Net change in unrealized appreciation (depreciation) on investments	39,904,476	(44,462,668)

Net increase (decrease) in net assets resulting from operations	66,188,921	(16,567,572)

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(1,063,293)	(149,721)
Class I	-	-
Class S	(2,748,643)	(634,604)
Class Y	(361,647)	(105,624)
Class L	(392,638)	(2,061)
Class A	(781,563)	-

Total distributions from net investment income	(5,347,784)	(892,010)

From net realized gains:
Class Z	(2,495,910)	(1,180,400)
Class I	-	-
Class S	(7,351,721)	(9,838,562)
Class Y	(1,089,269)	(2,093,371)
Class L	(1,240,739)	(1,442,392)
Class A	(3,284,087)	(4,147,809)
Class N	(4,881)	(28,268)

Total distributions from net realized gains	(15,466,607)	(18,730,802)

Net fund share transactions (Note 5):
Class Z	22,562,670	48,334,998
Class I	-	-
Class S	(18,515,249)	(59,860,932)
Class Y	(24,016,451)	(9,803,483)
Class L	(2,866,862)	(14,194,301)
Class A	(9,157,654)	(11,356,932)
Class N	(542,083)	(95,674)

Increase (decrease) in net assets from fund share transactions	(32,535,629)	(46,976,324)

Total increase (decrease) in net assets	12,838,901	(83,166,708)
Net assets
Beginning of year	463,893,637	547,060,345

End of year	$476,732,538	$463,893,637

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(1,543,723)	$(854,965)

+	Fund commenced operations on July 26, 2012.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Period Ended December 31, 2012 +	Period Ended December 31, 2012 +	Year Ended December 31, 2012	Year Ended December 31, 2011

$661,693	$1,021,229	$(3,005,185)	$(9,024,448)
649,961	796,929	133,464,037	152,403,254
7,892,578	6,646,716	74,903,661	(180,595,870)

9,204,232	8,464,874	205,362,513	(37,217,064)

(650,268)	(914,662)	(350,467)	-
(791)	(1,132)	-	-
(1,560)	(1,249)	(219,632)	-
(5,923)	(1,179)	-	-
(963)	(1,560)	-	-
(534)	(877)	-	-

(660,039)	(920,659)	(570,099)	-

(631,163)	(408,974)	(16,002,852)	(8,814,029)
(813)	(526)	-	-
(1,631)	(611)	(37,047,456)	(36,981,100)
(6,100)	(600)	(16,920,942)	(14,755,278)
(1,189)	(815)	(27,443,165)	(26,462,377)
(813)	(526)	(30,066,085)	(26,822,892)
-	-	(174,480)	(169,444)

(641,709)	(412,052)	(127,654,980)	(114,005,120)

79,440,579	79,598,149	26,071,392	165,647,819
101,754	101,807	-	-
213,638	118,939	(10,328,467)	(49,654,197)
782,367	117,000	13,948,324	(4,732,352)
153,312	162,231	(25,750,229)	(85,822,166)
101,497	101,551	1,833,842	(15,935,524)
-	-	(170,519)	(170,138)

80,793,147	80,199,677	5,604,343	9,333,442

88,695,631	87,331,840	82,741,777	(141,888,742)

-	-	1,436,499,065	1,578,387,807

$88,695,631	$87,331,840	$1,519,240,842	$1,436,499,065

$1,720	$100,676	$(5,947,377)	$(2,860,904)

$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,342,104)	$(5,131,768)
Net realized gain (loss) on investment transactions	55,858,021	74,422,799
Net change in unrealized appreciation (depreciation) on investments	42,704,966	(117,295,098)

Net increase (decrease) in net assets resulting from operations	96,220,883	(48,004,067)

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-
Class I	-	-
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-
Class N	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class Z	(7,744,622)	(4,327,592)
Class I	-	-
Class S	(25,943,940)	(67,833,572)
Class Y	(3,383,837)	(9,197,341)
Class L	(3,019,731)	(6,715,545)
Class A	(3,778,165)	(10,146,346)
Class N	(30,326)	(63,501)

Total distributions from net realized gains	(43,900,621)	(98,283,897)

Net fund share transactions (Note 5):
Class Z	7,761,720	125,943,537
Class I	-	-
Class S	(4,621,507)	(46,065,313)
Class Y	(10,937,537)	(3,408,667)
Class L	(3,499,306)	(1,749,646)
Class A	(14,809,829)	(5,398,513)
Class N	37,329	54,790

Increase (decrease) in net assets from fund share transactions	(26,069,130)	69,376,188

Total increase (decrease) in net assets	26,251,132	(76,911,776)
Net assets
Beginning of year	735,380,929	812,292,705

End of year	$761,632,061	$735,380,929

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(158,224)	$(150,919)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

+	Fund commenced operations on July 25, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2012 +

$(200,392)	$(541,556)	$4,060,590	$3,260,334	$1,117,127
5,489,627	9,857,512	(9,472,193)	(5,371,337)	428,214
2,101,488	(10,856,767)	28,458,720	(23,331,437)	18,398,730

7,390,723	(1,540,811)	23,047,117	(25,442,440)	19,944,071

-	-	-	-	(1,472,093)
-	-	-	-	(1,347)
-	-	(4,392,023)	(3,731,253)	(1,480)
-	-	(2,025)	(65)	(1,220)
-	-	-	(26,064)	(1,344)
-	-	(17,661)	(22,612)	(1,079)
-	-	-	(1,339)	-

-	-	(4,411,709)	(3,781,333)	(1,478,563)

-	-	-	-	(116,055)
-	-	-	-	(110)
-	-	-	-	(127)
-	-	-	-	(110)
-	-	-	-	(131)
-	-	-	-	(110)
-	-	-	-	-

-	-	-	-	(116,643)

-	-	-	-	109,274,972
-	-	-	-	101,557
(3,075,245)	10,661,922	11,747,277	44,525,090	118,630
(455,165)	(353,528)	11,538	(6,151,446)	101,332
486,767	(12,540,409)	(2,308,253)	(29,671,220)	112,687
(1,731,262)	(3,936,674)	(274,346)	(182,441)	101,289
(105,362)	1,771	(58,616)	(78)	-

(4,880,267)	(6,166,918)	9,117,600	8,519,905	109,810,467

2,510,456	(7,707,729)	27,753,008	(20,703,868)	128,159,332

56,133,413	63,841,142	124,099,051	144,802,919	-

$58,643,869	$56,133,413	$151,852,059	$124,099,051	$128,159,332

$(32,972)	$(19,290)	$-	$-	$-

$-	$-	$(605,550)	$(512,686)	$(282,876)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Overseas Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,633,625	$9,012,969
Net realized gain (loss) on investment transactions	1,745,238	10,324,003
Net change in unrealized appreciation (depreciation) on investments	98,041,747	(93,650,679)

Net increase (decrease) in net assets resulting from operations	110,420,610	(74,313,707)

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(4,927,715)	(3,616,127)
Class S	(1,791,221)	(2,580,694)
Class Y	(820,526)	(1,330,265)
Class L	(121,522)	(836,110)
Class A	(531,248)	(761,666)
Class N	(3,469)	(2,057)

Total distributions from net investment income	(8,195,701)	(9,126,919)

Net fund share transactions (Note 5):
Class Z	(35,976,240)	276,472,638
Class S	31,944,098	(155,177,848)
Class Y	(22,404,310)	4,089,702
Class L	(4,698,302)	(116,004,923)
Class A	2,365,018	(8,573,900)
Class N	246,011	38,708

Increase (decrease) in net assets from fund share transactions	(28,523,725)	844,377

Total increase (decrease) in net assets	73,701,184	(82,596,249)
Net assets
Beginning of year	486,049,255	568,645,504

End of year	$559,750,439	$486,049,255

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$9,501,718	$3,099,103

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select PIMCO Total Return Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[o]		Interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets[n]	Net investment income (loss) to average daily net assets
Class Z
12/31/12	$9.98	$0.26	$0.71	$0.97	$(0.38)	$(0.02)	$(0.40)	$10.55	9.74%		$440,229	0.41%		0.00%[e]	0.41%	2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A	N/A	3.26%
12/31/10[g]	10.00	0.16	0.15	0.31	(0.14)	(0.08)	(0.22)	10.09	3.13%	[b]	3,658	0.42%	[a]	N/A	N/A	3.15%	[a]
Class S
12/31/12	$9.97	$0.24	$0.72	$0.96	$(0.37)	$(0.02)	$(0.39)	$10.54	9.62%		$169,086	0.56%		0.00%[e]	0.56%	2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A	N/A	3.02%
12/31/10[g]	10.00	0.14	0.14	0.28	(0.13)	(0.08)	(0.21)	10.07	2.88%	[b]	29,273	0.57%	[a]	N/A	N/A	2.77%	[a]
Class Y
12/31/12	$9.99	$0.23	$0.71	$0.94	$(0.35)	$(0.02)	$(0.37)	$10.56	9.43%		$481,613	0.68%		0.00%[e]	0.68%	2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A	N/A	2.89%
12/31/10[g]	10.00	0.13	0.16	0.29	(0.12)	(0.08)	(0.20)	10.09	2.98%	[b]	516,171	0.69%	[a]	N/A	N/A	2.51%	[a]
Class L
12/31/12	$9.95	$0.22	$0.71	$0.93	$(0.35)	$(0.02)	$(0.37)	$10.51	9.35%		$99,987	0.76%		0.00%[e]	0.76%	2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A	N/A	2.87%
12/31/10[g]	10.00	0.13	0.15	0.28	(0.13)	(0.08)	(0.21)	10.07	2.81%	[b]	27,909	0.77%	[a]	N/A	N/A	2.57%	[a]
Class A
12/31/12	$9.99	$0.21	$0.71	$0.92	$(0.33)	$(0.02)	$(0.35)	$10.56	9.25%		$766,346	0.86%		0.00%[e]	0.86%	1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A	N/A	2.71%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.11)	(0.08)	(0.19)	10.09	2.89%	[b]	708,198	0.87%	[a]	N/A	N/A	2.34%	[a]
Class N
12/31/12	$9.97	$0.18	$0.71	$0.89	$(0.32)	$(0.02)	$(0.34)	$10.52	9.02%		$44,647	1.11%		0.00%[e]	1.11%	1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A	N/A	2.50%
12/31/10[g]	10.00	0.11	0.15	0.26	(0.10)	(0.08)	(0.18)	10.08	2.70%	[b]	9,825	1.12%	[a]	N/A	N/A	2.12%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	501%[u]	442%	299%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements or dollar roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 509%.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.91	$0.31	$0.47	$0.78	$(0.35)	$-	$(0.35)	$10.34	7.86%		$82,408	0.68%	N/A	3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	-	(0.33)	9.91	6.61%		75,607	0.66%	N/A	3.14%
12/31/10	9.18	0.40	0.55	0.95	(0.53)	-	(0.53)	9.60	10.51%		48,222	0.66%	N/A	4.10%
12/31/09	8.40	0.50	1.09	1.59	(0.81)	-	(0.81)	9.18	18.95%		49,528	0.66%	N/A	5.54%
12/31/08	10.04	0.56	(1.40)	(0.84)	(0.54)	(0.26)	(0.80)	8.40	(8.19%	)	53,079	0.65%	N/A	5.78%
Class Y
12/31/12	$9.92	$0.31	$0.46	$0.77	$(0.34)	$-	$(0.34)	$10.35	7.79%		$25,412	0.73%	N/A	2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	-	(0.33)	9.92	6.54%		27,303	0.71%	N/A	3.08%
12/31/10	9.18	0.40	0.54	0.94	(0.51)	-	(0.51)	9.61	10.46%		28,610	0.71%	N/A	4.12%
12/31/09	8.40	0.49	1.10	1.59	(0.81)	-	(0.81)	9.18	18.90%		56,838	0.71%	N/A	5.41%
12/31/08	10.04	0.56	(1.41)	(0.85)	(0.53)	(0.26)	(0.79)	8.40	(8.30%	)	63,385	0.70%	N/A	5.73%
Class L
12/31/12	$9.90	$0.29	$0.46	$0.75	$(0.33)	$-	$(0.33)	$10.32	7.57%		$31,753	0.88%	N/A	2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	-	(0.30)	9.90	6.43%		26,987	0.86%	N/A	2.90%
12/31/10	9.16	0.38	0.55	0.93	(0.51)	-	(0.51)	9.58	10.34%		41,764	0.86%	N/A	3.88%
12/31/09	8.39	0.47	1.10	1.57	(0.80)	-	(0.80)	9.16	18.70%		36,382	0.86%	N/A	5.06%
12/31/08	10.03	0.55	(1.41)	(0.86)	(0.52)	(0.26)	(0.78)	8.39	(8.42%	)	20,994	0.85%	0.82%[j]	5.68%
Class A
12/31/12	$9.89	$0.26	$0.46	$0.72	$(0.30)	$-	$(0.30)	$10.31	7.27%		$37,774	1.13%	N/A	2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	-	(0.27)	9.89	6.23%		40,971	1.11%	N/A	2.68%
12/31/10	9.14	0.36	0.54	0.90	(0.48)	-	(0.48)	9.56	10.00%		54,043	1.11%	N/A	3.68%
12/31/09	8.37	0.45	1.09	1.54	(0.77)	-	(0.77)	9.14	18.39%		62,233	1.11%	N/A	5.02%
12/31/08	10.00	0.51	(1.39)	(0.88)	(0.49)	(0.26)	(0.75)	8.37	(8.60%	)	67,723	1.10%	1.07%[j]	5.25%
Class N
12/31/12	$9.85	$0.23	$0.46	$0.69	$(0.28)	$-	$(0.28)	$10.26	7.00%		$1,130	1.43%	N/A	2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	-	(0.26)	9.85	5.80%		988	1.41%	N/A	2.37%
12/31/10	9.14	0.32	0.55	0.87	(0.46)	-	(0.46)	9.55	9.70%		963	1.41%	N/A	3.33%
12/31/09	8.37	0.42	1.09	1.51	(0.74)	-	(0.74)	9.14	17.95%		820	1.41%	N/A	4.70%
12/31/08	9.96	0.46	(1.37)	(0.91)	(0.42)	(0.26)	(0.68)	8.37	(8.86%	)	758	1.40%	1.35%[j]	4.72%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	417%	669%	267%	66%	74%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/12	$8.87	$0.19	$1.39	$1.58	$(0.24)	$-	$-	$(0.24)	$10.21	17.79%		$245,589	0.59%	1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	-	-	(0.16)	8.87	1.37%		212,076	0.59%	1.79%
12/31/10	8.08	0.15	0.86	1.01	(0.17)	-	-	(0.17)	8.92	12.56%		186,639	0.60%	1.86%
12/31/09	6.85	0.15	1.23	1.38	(0.15)	-	-	(0.15)	8.08	20.10%		200,237	0.60%	2.20%
12/31/08	12.09	0.26	(5.19)	(4.93)	(0.29)	(0.02)	(0.00)[d]	(0.31)	6.85	(40.73%	)	153,801	0.59%	2.61%
Class Y
12/31/12	$8.87	$0.18	$1.39	$1.57	$(0.22)	$-	$-	$(0.22)	$10.22	17.74%		$18,431	0.69%	1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	-	-	(0.15)	8.87	1.25%		23,925	0.69%	1.69%
12/31/10	8.08	0.15	0.85	1.00	(0.16)	-	-	(0.16)	8.92	12.45%		33,138	0.70%	1.78%
12/31/09	6.85	0.15	1.21	1.36	(0.13)	-	-	(0.13)	8.08	19.92%		31,928	0.70%	2.26%
12/31/08	12.07	0.25	(5.17)	(4.92)	(0.28)	(0.02)	(0.00)[d]	(0.30)	6.85	(40.74%	)	54,181	0.69%	2.49%
Class L
12/31/12	$8.90	$0.17	$1.39	$1.56	$(0.21)	$-	$-	$(0.21)	$10.25	17.53%		$7,642	0.80%	1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	-	-	(0.12)	8.90	1.17%		9,809	0.80%	1.52%
12/31/10	8.08	0.13	0.86	0.99	(0.15)	-	-	(0.15)	8.92	12.35%		40,298	0.81%	1.63%
12/31/09	6.85	0.14	1.22	1.36	(0.13)	-	-	(0.13)	8.08	19.85%		42,209	0.81%	2.06%
12/31/08	12.07	0.24	(5.17)	(4.93)	(0.27)	(0.02)	(0.00)[d]	(0.29)	6.85	(40.83%	)	44,160	0.80%	2.41%
Class A
12/31/12	$8.86	$0.14	$1.39	$1.53	$(0.19)	$-	$-	$(0.19)	$10.20	17.23%		$24,405	1.09%	1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	-	-	(0.11)	8.86	0.83%		24,863	1.09%	1.26%
12/31/10	8.06	0.11	0.85	0.96	(0.12)	-	-	(0.12)	8.90	11.96%		32,870	1.10%	1.34%
12/31/09	6.83	0.12	1.22	1.34	(0.11)	-	-	(0.11)	8.06	19.57%		45,592	1.10%	1.73%
12/31/08	12.02	0.21	(5.15)	(4.94)	(0.23)	(0.02)	(0.00)[d]	(0.25)	6.83	(41.03%	)	52,940	1.09%	2.12%
Class N
12/31/12	$8.90	$0.11	$1.39	$1.50	$(0.15)	$-	$-	$(0.15)	$10.25	16.88%		$131	1.40%	1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	-	-	(0.09)	8.90	0.63%		259	1.40%	0.98%
12/31/10	8.08	0.08	0.85	0.93	(0.07)	-	-	(0.07)	8.94	11.63%		255	1.41%	0.93%
12/31/09	6.85	0.10	1.21	1.31	(0.08)	-	-	(0.08)	8.08	19.07%		556	1.41%	1.41%
12/31/08	12.02	0.18	(5.14)	(4.96)	(0.19)	(0.02)	(0.00)[d]	(0.21)	6.85	(41.28%	)	620	1.40%	1.78%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	38%	36%	130%	68%	17%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$10.04	$0.24	$1.44	$1.68	$(0.36)	$-	$(0.36)	$11.36	16.75%		$204,268	0.74%		0.59%	[j]	2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%	[j]	2.00%
12/31/10[g]	9.82	0.03	0.63	0.66	-	-	-	10.48	6.72%	[b]	107	0.75%	[a]	0.65%	[a,j]	1.98%	[a]
Class S
12/31/12	$10.07	$0.22	$1.44	$1.66	$(0.34)	$-	$(0.34)	$11.39	16.49%		$486,471	0.94%		0.79%	[j]	2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%	[j]	1.62%
12/31/10	9.35	0.13	1.14	1.27	(0.13)	-	(0.13)	10.49	13.91%		500,716	0.81%		0.80%	[j]	1.35%
12/31/09	7.53	0.13	1.69	1.82	(0.00)[d]	-	(0.00)[d]	9.35	24.17%		446,975	0.80%		N/A		1.68%
12/31/08	11.85	0.19	(4.18)	(3.99)	(0.20)	(0.13)	(0.33)	7.53	(33.98%	)	357,433	0.80%		N/A		1.88%
Class Y
12/31/12	$10.05	$0.22	$1.42	$1.64	$(0.33)	$-	$(0.33)	$11.36	16.35%		$158,864	0.98%		0.83%	[j]	1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%	[j]	1.60%
12/31/10	9.33	0.12	1.14	1.26	(0.13)	-	(0.13)	10.46	13.81%		133,797	0.85%		0.84%	[j]	1.30%
12/31/09	7.52	0.13	1.68	1.81	(0.00)[d]	-	(0.00)[d]	9.33	24.07%		129,536	0.84%		N/A		1.63%
12/31/08	11.84	0.18	(4.18)	(4.00)	(0.19)	(0.13)	(0.32)	7.52	(33.97%	)	92,098	0.84%		N/A		1.85%
Class L
12/31/12	$10.09	$0.20	$1.43	$1.63	$(0.32)	$-	$(0.32)	$11.40	16.16%		$115,576	1.13%		0.98%	[j]	1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%	[j]	1.41%
12/31/10	9.31	0.11	1.14	1.25	(0.11)	-	(0.11)	10.45	13.71%		162,055	1.00%		0.99%	[j]	1.15%
12/31/09	7.52	0.12	1.67	1.79	(0.00)[d]	-	(0.00)[d]	9.31	23.81%		168,790	0.99%		N/A		1.50%
12/31/08	11.82	0.17	(4.17)	(4.00)	(0.17)	(0.13)	(0.30)	7.52	(34.04%	)	141,302	0.99%		N/A		1.68%
Class A
12/31/12	$9.99	$0.17	$1.41	$1.58	$(0.29)	$-	$(0.29)	$11.28	15.85%		$332,630	1.38%		1.23%	[j]	1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%	[j]	1.19%
12/31/10	9.24	0.09	1.13	1.22	(0.10)	-	(0.10)	10.36	13.46%		293,195	1.25%		1.24%	[j]	0.91%
12/31/09	7.48	0.10	1.66	1.76	(0.00)[d]	-	(0.00)[d]	9.24	23.53%		241,206	1.24%		N/A		1.24%
12/31/08	11.76	0.14	(4.14)	(4.00)	(0.15)	(0.13)	(0.28)	7.48	(34.22%	)	176,524	1.24%		N/A		1.44%
Class N
12/31/12	$9.90	$0.14	$1.40	$1.54	$(0.19)	$-	$(0.19)	$11.25	15.55%		$878	1.68%		1.53%	[j]	1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%	[j]	0.89%
12/31/10	9.13	0.06	1.11	1.17	(0.05)	-	(0.05)	10.25	12.97%		2,051	1.55%		1.54%	[j]	0.60%
12/31/09	7.41	0.07	1.65	1.72	(0.00)[d]	-	(0.00)[d]	9.13	23.21%		2,403	1.54%		N/A		0.95%
12/31/08	11.66	0.11	(4.10)	(3.99)	(0.13)	(0.13)	(0.26)	7.41	(34.42%	)	2,063	1.54%		N/A		1.15%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	22%	14%	30%	47%	53%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers	Net investment income (loss) to average daily net assets
Class S
12/31/12	$10.08	$0.18	$0.96	$1.14	$(0.17)	$(3.23)	$-	$(3.40)	$7.82	11.22%		$336,198	0.77%	0.77%[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	-	(0.08)	10.08	(4.15%	)	309,422	0.77%	N/A	1.00%
12/31/10	9.50	0.09	1.15	1.24	(0.14)	-	-	(0.14)	10.60	13.08%		377,131	0.77%	N/A	0.91%
12/31/09	7.29	0.07	2.22	2.29	(0.08)	-	-	(0.08)	9.50	31.48%		365,567	0.78%	N/A	0.92%
12/31/08	12.64	0.11	(5.11)	(5.00)	(0.11)	(0.23)	(0.01)	(0.35)	7.29	(39.73%	)	334,045	0.77%	N/A	1.02%
Class Y
12/31/12	$10.07	$0.15	$0.99	$1.14	$(0.15)	$(3.23)	$-	$(3.38)	$7.83	11.22%		$26,190	0.86%	0.86%[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	-	(0.07)	10.07	(4.34%	)	65,751	0.86%	N/A	0.91%
12/31/10	9.50	0.08	1.15	1.23	(0.13)	-	-	(0.13)	10.60	12.98%		81,805	0.86%	N/A	0.82%
12/31/09	7.29	0.06	2.23	2.29	(0.08)	-	-	(0.08)	9.50	31.39%		82,157	0.87%	N/A	0.82%
12/31/08	12.62	0.10	(5.09)	(4.99)	(0.10)	(0.23)	(0.01)	(0.34)	7.29	(39.72%	)	61,599	0.86%	N/A	0.93%
Class L
12/31/12	$10.06	$0.14	$0.97	$1.11	$(0.14)	$(3.23)	$-	$(3.37)	$7.80	10.93%		$41,924	1.01%	1.01%[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	-	(0.05)	10.06	(4.37%	)	48,977	1.01%	N/A	0.77%
12/31/10	9.47	0.06	1.15	1.21	(0.11)	-	-	(0.11)	10.57	12.81%		78,893	1.01%	N/A	0.65%
12/31/09	7.27	0.05	2.21	2.26	(0.06)	-	-	(0.06)	9.47	31.12%		110,367	1.02%	N/A	0.70%
12/31/08	12.59	0.08	(5.08)	(5.00)	(0.09)	(0.23)	(0.00)[d]	(0.32)	7.27	(39.85%	)	119,982	1.01%	N/A	0.78%
Class A
12/31/12	$10.03	$0.11	$0.98	$1.09	$(0.10)	$(3.23)	$-	$(3.33)	$7.79	10.77%		$69,701	1.26%	1.26%[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	-	(0.01)	10.03	(4.70%	)	104,872	1.26%	N/A	0.51%
12/31/10	9.45	0.04	1.14	1.18	(0.09)	-	-	(0.09)	10.54	12.48%		155,189	1.26%	N/A	0.42%
12/31/09	7.25	0.04	2.19	2.23	(0.03)	-	-	(0.03)	9.45	30.82%		172,363	1.27%	N/A	0.46%
12/31/08	12.53	0.06	(5.04)	(4.98)	(0.07)	(0.23)	(0.00)[d]	(0.30)	7.25	(39.96%	)	193,387	1.26%	N/A	0.53%
Class N
12/31/12	$9.93	$0.07	$0.97	$1.04	$(0.06)	$(3.23)	$-	$(3.29)	$7.68	10.32%		$117	1.56%	1.56%[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	-	9.93	(4.89%	)	434	1.55%	N/A	0.22%
12/31/10	9.36	0.01	1.13	1.14	(0.06)	-	-	(0.06)	10.44	12.20%		735	1.56%	N/A	0.12%
12/31/09	7.20	0.01	2.18	2.19	(0.03)	-	-	(0.03)	9.36	30.36%		926	1.57%	N/A	0.10%
12/31/08	12.47	0.03	(5.02)	(4.99)	(0.05)	(0.23)	(0.00)[d]	(0.28)	7.20	(40.18%	)	573	1.56%	N/A	0.25%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	107%	10%	10%	12%	17%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$11.66	$0.29	$1.57	$1.86	$(0.32)	$-	$(0.32)	$13.20	15.96%		$103,732	0.18%		0.08%	[j]	2.23%
12/31/11[i]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a,j]	1.80%	[a]
Class I
12/31/12	$11.69	$0.27	$1.57	$1.84	$(0.30)	$-	$(0.30)	$13.23	15.77%		$833,287	0.26%		0.21%	[j]	2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
12/31/10	10.36	0.20	1.33	1.53	(0.19)	-	(0.19)	11.70	14.93%		693,596	0.21%		N/A		1.84%
12/31/09	8.32	0.19	2.00	2.19	(0.15)	-	(0.15)	10.36	26.31%		528,989	0.22%		N/A		2.10%
12/31/08	13.69	0.24	(5.32)	(5.08)	(0.25)	(0.04)	(0.29)	8.32	(37.17%	)	404,065	0.21%		N/A		2.13%
Class S
12/31/12	$11.71	$0.24	$1.58	$1.82	$(0.28)	$-	$(0.28)	$13.25	15.51%		$516,727	0.47%		0.42%	[j]	1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%
12/31/10	10.38	0.17	1.33	1.50	(0.17)	-	(0.17)	11.71	14.57%		470,762	0.43%		N/A		1.62%
12/31/09	8.33	0.17	2.01	2.18	(0.13)	-	(0.13)	10.38	26.16%		425,981	0.43%		N/A		1.88%
12/31/08	13.69	0.22	(5.32)	(5.10)	(0.22)	(0.04)	(0.26)	8.33	(37.31%	)	367,765	0.43%		N/A		1.88%
Class Y
12/31/12	$11.58	$0.23	$1.57	$1.80	$(0.27)	$-	$(0.27)	$13.11	15.56%		$269,106	0.50%		0.45%	[j]	1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
12/31/10	10.27	0.17	1.31	1.48	(0.16)	-	(0.16)	11.59	14.56%		298,754	0.46%		N/A		1.58%
12/31/09	8.25	0.16	1.99	2.15	(0.13)	-	(0.13)	10.27	26.03%		307,391	0.46%		N/A		1.85%
12/31/08	13.56	0.21	(5.26)	(5.05)	(0.22)	(0.04)	(0.26)	8.25	(37.31%	)	251,184	0.46%		N/A		1.86%
Class L
12/31/12	$11.57	$0.24	$1.56	$1.80	$(0.28)	$-	$(0.28)	$13.09	15.57%		$277,997	0.65%		0.40%	[j]	1.89%
12/31/11	11.58	0.19	(0.01)	0.18	(0.19)	-	(0.19)	11.57	1.66%		217,548	0.60%		0.40%	[j]	1.65%
12/31/10	10.26	0.17	1.33	1.50	(0.18)	-	(0.18)	11.58	14.69%		203,160	0.61%		0.41%	[j]	1.65%
12/31/09	8.23	0.17	1.98	2.15	(0.12)	-	(0.12)	10.26	26.09%		156,894	0.61%		0.41%	[j]	1.92%
12/31/08	13.54	0.22	(5.27)	(5.05)	(0.22)	(0.04)	(0.26)	8.23	(37.33%	)	200,048	0.61%		0.41%	[j]	1.91%
Class A
12/31/12	$11.51	$0.21	$1.55	$1.76	$(0.25)	$-	$(0.25)	$13.02	15.28%		$388,374	0.90%		0.65%	[j]	1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%	[j]	1.40%
12/31/10	10.22	0.15	1.30	1.45	(0.15)	-	(0.15)	11.52	14.29%		302,470	0.86%		0.66%	[j]	1.39%
12/31/09	8.21	0.14	1.98	2.12	(0.11)	-	(0.11)	10.22	25.83%		241,090	0.86%		0.66%	[j]	1.65%
12/31/08	13.49	0.19	(5.24)	(5.05)	(0.19)	(0.04)	(0.23)	8.21	(37.44%	)	183,342	0.86%		0.66%	[j]	1.66%
Class N
12/31/12	$11.41	$0.17	$1.53	$1.70	$(0.21)	$-	$(0.21)	$12.90	14.91%		$3,869	1.20%		0.95%	[j]	1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%	[j]	1.10%
12/31/10	10.13	0.11	1.29	1.40	(0.11)	-	(0.11)	11.42	13.94%		2,982	1.16%		0.96%	[j]	1.09%
12/31/09	8.14	0.12	1.95	2.07	(0.08)	-	(0.08)	10.13	25.46%		3,172	1.16%		0.96%	[j]	1.35%
12/31/08	13.35	0.15	(5.17)	(5.02)	(0.15)	(0.04)	(0.19)	8.14	(37.64%	)	2,540	1.16%		0.96%	[j]	1.33%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	3%	2%	5%	10%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class Z Shares were renamed Class I Shares on September 30, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$16.98	$0.20	$3.38	$3.58	$(0.19)	$(1.51)	$-	$(1.70)	$18.86	21.28%		$121,833	0.78%		0.68%	[j]	1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	-	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%	[j]	1.01%
12/31/10[g]	16.92	0.02	0.70	0.72	-	-	-	-	17.64	4.26%	[b]	104	0.79%	[a]	0.69%	[a,j]	0.77%	[a]
Class S
12/31/12	$17.00	$0.17	$3.39	$3.56	$(0.16)	$(1.51)	$-	$(1.67)	$18.89	21.17%		$266,390	0.90%		0.80%	[j]	0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	-	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%	[j]	0.73%
12/31/10	14.59	0.10	3.05	3.15	(0.11)	-	-	(0.11)	17.63	21.81%		307,649	0.82%		0.80%	[j]	0.62%
12/31/09	8.94	0.10	5.55	5.65	-	-	-	-	14.59	63.20%		262,825	0.81%		N/A		0.89%
12/31/08	16.62	0.17	(7.11)	(6.94)	(0.19)	(0.55)	(0.00)[d]	(0.74)	8.94	(42.82%	)	142,372	0.81%		N/A		1.27%
Class Y
12/31/12	$16.88	$0.14	$3.38	$3.52	$(0.15)	$(1.51)	$-	$(1.66)	$18.74	21.03%		$59,000	1.00%		0.90%	[j]	0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	-	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%	[j]	0.63%
12/31/10	14.47	0.08	3.04	3.12	(0.10)	-	-	(0.10)	17.49	21.73%		70,955	0.92%		0.90%	[j]	0.52%
12/31/09	8.87	0.09	5.51	5.60	-	-	-	-	14.47	63.13%		64,121	0.91%		N/A		0.78%
12/31/08	16.49	0.16	(7.06)	(6.90)	(0.17)	(0.55)	(0.00)[d]	(0.72)	8.87	(42.89%	)	56,399	0.91%		N/A		1.17%
Class L
12/31/12	$16.79	$0.12	$3.34	$3.46	$(0.12)	$(1.51)	$-	$(1.63)	$18.62	20.82%		$73,933	1.15%		1.05%	[j]	0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	-	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%	[j]	0.46%
12/31/10	14.33	0.05	3.01	3.06	(0.07)	-	-	(0.07)	17.32	21.54%		91,044	1.07%		1.05%	[j]	0.36%
12/31/09	8.80	0.07	5.46	5.53	-	-	-	-	14.33	62.84%		98,934	1.06%		N/A		0.62%
12/31/08	16.36	0.14	(7.00)	(6.86)	(0.15)	(0.55)	(0.00)[d]	(0.70)	8.80	(42.98%	)	69,539	1.06%		N/A		1.05%
Class A
12/31/12	$16.46	$0.07	$3.28	$3.35	$(0.07)	$(1.51)	$-	$(1.58)	$18.23	20.55%		$160,758	1.40%		1.30%	[j]	0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	-	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%	[j]	0.23%
12/31/10	14.06	0.02	2.96	2.98	(0.05)	-	-	(0.05)	16.99	21.29%		170,895	1.32%		1.30%	[j]	0.12%
12/31/09	8.66	0.04	5.36	5.40	-	-	-	-	14.06	62.36%		161,884	1.31%		N/A		0.38%
12/31/08	16.09	0.10	(6.86)	(6.76)	(0.12)	(0.55)	(0.00)[d]	(0.67)	8.66	(43.10%	)	107,233	1.31%		N/A		0.80%
Class N
12/31/12	$16.10	$(0.01)	$3.22	$3.21	$-	$(1.51)	$-	$(1.51)	$17.80	20.13%		$477	1.70%		1.60%	[j]	(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	-	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%	[j]	(0.09%	)
12/31/10	13.73	(0.03)	2.90	2.87	-	-	-	-	16.60	20.90%		1,882	1.62%		1.60%	[j]	(0.19%	)
12/31/09	8.48	0.01	5.24	5.25	-	-	-	-	13.73	61.91%		2,617	1.61%		N/A		0.07%
12/31/08	15.77	0.07	(6.72)	(6.65)	(0.09)	(0.55)	(0.00)[d]	(0.64)	8.48	(43.29%	)	1,522	1.60%		N/A		0.54%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	30%	32%	32%	43%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total Return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$5.89	$0.07	$0.71	$0.78	$(0.05)	$(0.00)[d]	$(0.05)	$6.62	13.26%		$73,897	0.91%	0.83%	[j]	1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%		20,468	0.64%	N/A		0.31%
12/31/10	4.75	0.01	0.96	0.97	-	-	-	5.72	20.42%		21,169	0.65%	N/A		0.25%
12/31/09	3.09	0.00 [d]	1.66	1.66	-	-	-	4.75	53.72%		20,229	0.70%	N/A		0.06%
12/31/08	5.35	(0.00)[d]	(2.26)	(2.26)	-	-	-	3.09	(42.24%	)	10,781	0.67%	N/A		(0.08%	)
Class Y
12/31/12	$5.82	$0.05	$0.71	$0.76	$(0.04)	$(0.00)[d]	$(0.04)	$6.54	13.09%		$3,948	0.97%	0.94%	[j]	0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%		1,859	0.74%	N/A		0.21%
12/31/10	4.70	0.01	0.95	0.96	-	-	-	5.66	20.43%		1,633	0.75%	N/A		0.13%
12/31/09	3.07	(0.00)[d]	1.63	1.63	-	-	-	4.70	53.09%		2,737	0.80%	N/A		(0.04%	)
12/31/08	5.30	(0.01)	(2.22)	(2.23)	-	-	-	3.07	(42.08%	)	1,922	0.77%	N/A		(0.17%	)
Class L
12/31/12	$5.74	$0.04	$0.70	$0.74	$(0.03)	$(0.00)[d]	$(0.03)	$6.45	12.97%		$10,370	1.12%	1.09%	[j]	0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%		6,929	0.89%	N/A		0.06%
12/31/10	4.65	0.00 [d]	0.93	0.93	-	-	-	5.58	20.00%		6,658	0.90%	N/A		0.01%
12/31/09	3.03	(0.01)	1.63	1.62	-	-	-	4.65	53.47%		6,620	0.95%	N/A		(0.19%	)
12/31/08	5.25	(0.01)	(2.21)	(2.22)	-	-	-	3.03	(42.29%	)	4,363	0.92%	N/A		(0.32%	)
Class A
12/31/12	$5.58	$0.02	$0.69	$0.71	$(0.01)	$(0.00)[d]	$(0.01)	$6.28	12.79%		$16,843	1.37%	1.35%	[j]	0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%		15,768	1.14%	N/A		(0.19%	)
12/31/10	4.54	(0.01)	0.91	0.90	-	-	-	5.44	19.82%		19,690	1.15%	N/A		(0.24%	)
12/31/09	2.97	(0.02)	1.59	1.57	-	-	-	4.54	52.86%		18,508	1.20%	N/A		(0.45%	)
12/31/08	5.16	(0.02)	(2.17)	(2.19)	-	-	-	2.97	(42.44%	)	12,506	1.17%	N/A		(0.57%	)
Class N
12/31/12	$5.41	$(0.00)[d]	$0.66	$0.66	$-	$(0.00)[d]	$(0.00)[d]	$6.07	12.27%		$248	1.68%	1.66%	[j]	(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%		337	1.44%	N/A		(0.50%	)
12/31/10	4.43	(0.03)	0.88	0.85	-	-	-	5.28	19.19%		336	1.45%	N/A		(0.55%	)
12/31/09	2.91	(0.03)	1.55	1.52	-	-	-	4.43	52.23%		317	1.50%	N/A		(0.74%	)
12/31/08	5.07	(0.04)	(2.12)	(2.16)	-	-	-	2.91	(42.60%	)	120	1.47%	N/A		(0.85%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	109%	49%	8%	22%	10%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$10.81	$0.04	$1.95	$1.99	$(0.03)	$(0.03)	$12.77	18.43%		$406,245	0.82%	0.76%	[j]	0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	(0.00)[d]	10.81	1.50%		270,651	0.84%	0.76%	[j]	0.17%
12/31/10	9.14	0.01	1.51	1.52	(0.01)	(0.01)	10.65	16.64%		163,662	0.84%	0.76%	[j]	0.08%
12/31/09	6.39	0.01	2.74	2.75	(0.00)[d]	(0.00)[d]	9.14	43.06%		172,449	0.85%	0.76%	[j]	0.20%
12/31/08	11.13	0.02	(4.74)	(4.72)	(0.02)	(0.02)	6.39	(42.45%	)	138,538	0.84%	0.76%	[j]	0.26%
Class Y
12/31/12	$10.77	$0.03	$1.93	$1.96	$(0.02)	$(0.02)	$12.71	18.23%		$128,562	0.95%	0.82%	[j]	0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	10.77	1.51%		87,359	0.97%	0.82%	[j]	0.13%
12/31/10	9.12	0.00 [d]	1.50	1.50	(0.01)	(0.01)	10.61	16.45%		42,443	0.97%	0.82%	[j]	0.01%
12/31/09	6.37	0.01	2.74	2.75	(0.00)[d]	(0.00)[d]	9.12	43.20%		39,094	0.98%	0.82%	[j]	0.12%
12/31/08	11.10	0.02	(4.74)	(4.72)	(0.01)	(0.01)	6.37	(42.53%	)	25,876	0.97%	0.82%	[j]	0.19%
Class L
12/31/12	$10.71	$0.01	$1.93	$1.94	$(0.01)	$(0.01)	$12.64	18.07%		$319,306	1.07%	0.98%	[j]	0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	10.71	1.42%		243,741	1.09%	0.98%	[j]	(0.09%	)
12/31/10	9.08	(0.01)	1.50	1.49	-	-	10.57	16.30%		257,545	1.09%	0.98%	[j]	(0.15%	)
12/31/09	6.36	(0.00)[d]	2.72	2.72	(0.00)[d]	(0.00)[d]	9.08	42.79%		281,168	1.10%	0.98%	[j]	(0.03%	)
12/31/08	11.08	0.00 [d]	(4.72)	(4.72)	(0.00)[d]	(0.00)[d]	6.36	(42.59%	)	222,053	1.09%	0.98%	[j]	0.03%
Class A
12/31/12	$10.48	$(0.01)	$1.88	$1.87	$-	$-	$12.35	17.84%		$140,294	1.32%	1.19%	[j]	(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	10.48	1.16%		75,919	1.34%	1.19%	[j]	(0.29%	)
12/31/10	8.93	(0.03)	1.46	1.43	-	-	10.36	16.01%		66,401	1.34%	1.19%	[j]	(0.36%	)
12/31/09	6.26	(0.02)	2.69	2.67	(0.00)[d]	(0.00)[d]	8.93	42.68%		69,307	1.35%	1.19%	[j]	(0.24%	)
12/31/08	10.94	(0.02)	(4.66)	(4.68)	(0.00)[d]	(0.00)[d]	6.26	(42.77%	)	49,345	1.34%	1.19%	[j]	(0.18%	)
Class N
12/31/12	$10.18	$(0.04)	$1.83	$1.79	$-	$-	$11.97	17.58%		$727	1.62%	1.51%	[j]	(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	10.18	0.69%		78	1.64%	1.51%	[j]	(0.72%	)
12/31/10	8.74	(0.06)	1.43	1.37	-	-	10.11	15.68%		344	1.64%	1.51%	[j]	(0.69%	)
12/31/09	6.15	(0.04)	2.63	2.59	(0.00)[d]	(0.00)[d]	8.74	42.14%		803	1.65%	1.51%	[j]	(0.55%	)
12/31/08	10.77	(0.05)	(4.57)	(4.62)	(0.00)[d]	(0.00)[d]	6.15	(42.89%	)	597	1.64%	1.51%	[j]	(0.51%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	20%	38%	53%	62%	53%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$7.40	$0.07	$1.42	$1.49	$-	$-	$8.89	20.14%		$76,857	0.85%		0.70%	[j]	0.86%
12/31/11[i]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a,j]	(0.33%	)[a]
Class S
12/31/12	$7.40	$0.01	$1.46	$1.47	$-	$-	$8.87	19.86%		$268,035	1.00%		0.85%	[j]	0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	7.40	4.82%		233,080	0.87%		0.86%	[j]	(0.18%	)
12/31/10	5.87	(0.00)[d]	1.19	1.19	-	-	7.06	20.27%		210,972	0.87%		N/A		(0.06%	)
12/31/09	3.74	(0.01)	2.14	2.13	(0.00)[d]	(0.00)[d]	5.87	56.97%		164,994	0.87%		N/A		(0.15%	)
12/31/08	7.40	(0.02)	(3.44)	(3.46)	(0.20)	(0.20)	3.74	(46.53%	)	112,415	0.86%		N/A		(0.36%	)
Class Y
12/31/12	$7.31	$0.00 [d]	$1.45	$1.45	$-	$-	$8.76	19.84%		$45,380	1.10%		0.95%	[j]	0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	7.31	4.73%		29,740	0.97%		0.96%	[j]	(0.29%	)
12/31/10	5.81	(0.01)	1.18	1.17	-	-	6.98	20.14%		22,037	0.97%		N/A		(0.19%	)
12/31/09	3.71	(0.01)	2.11	2.10	(0.00)[d]	(0.00)[d]	5.81	56.63%		21,830	0.97%		N/A		(0.27%	)
12/31/08	7.34	(0.03)	(3.40)	(3.43)	(0.20)	(0.20)	3.71	(46.49%	)	16,755	0.96%		N/A		(0.46%	)
Class L
12/31/12	$7.19	$(0.01)	$1.42	$1.41	$-	$-	$8.60	19.61%		$85,363	1.25%		1.10%	[j]	(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
12/31/10	5.73	(0.02)	1.16	1.14	-	-	6.87	19.90%		54,658	1.12%		N/A		(0.35%	)
12/31/09	3.66	(0.02)	2.09	2.07	(0.00)[d]	(0.00)[d]	5.73	56.58%		61,774	1.12%		N/A		(0.41%	)
12/31/08	7.26	(0.03)	(3.37)	(3.40)	(0.20)	(0.20)	3.66	(46.60%	)	61,240	1.11%		N/A		(0.60%	)
Class A
12/31/12	$6.97	$(0.03)	$1.38	$1.35	$-	$-	$8.32	19.37%		$102,385	1.50%		1.35%	[j]	(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	6.97	4.34%		51,191	1.37%		1.36%	[j]	(0.68%	)
12/31/10	5.58	(0.03)	1.13	1.10	-	-	6.68	19.50%		53,610	1.37%		N/A		(0.60%	)
12/31/09	3.58	(0.03)	2.03	2.00	(0.00)[d]	(0.00)[d]	5.58	56.17%		60,935	1.37%		N/A		(0.65%	)
12/31/08	7.12	(0.05)	(3.29)	(3.34)	(0.20)	(0.20)	3.58	(46.67%	)	45,137	1.36%		N/A		(0.86%	)
Class N
12/31/12	$6.73	$(0.05)	$1.32	$1.27	$-	$-	$8.00	18.87%		$24	1.80%		1.65%	[j]	(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	6.73	4.02%		21	1.67%		1.66%	[j]	(0.99%	)
12/31/10	5.43	(0.05)	1.09	1.04	-	-	6.47	19.37%		28	1.67%		N/A		(0.95%	)
12/31/09	3.49	(0.04)	1.98	1.94	(0.00)[d]	(0.00)[d]	5.43	55.32%		93	1.67%		N/A		(0.96%	)
12/31/08	6.98	(0.07)	(3.22)	(3.29)	(0.20)	(0.20)	3.49	(46.88%	)	84	1.66%		N/A		(1.22%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	19%	21%	40%	33%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) [c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$9.68	$0.24	$1.36	$1.60	$(0.19)	$-	$-	$(0.19)	$11.09	16.54%		$75,912	0.83%		0.73%	[j]	2.18%
12/31/11[i]	9.88	0.02	(0.11)	(0.09)	(0.11)	-	-	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a,j]	3.28%	[a]
Class S
12/31/12	$9.69	$0.14	$1.44	$1.58	$(0.15)	$-	$-	$(0.15)	$11.12	16.35%		$56,001	0.90%		0.80%	[j]	1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	-	-	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
12/31/10	8.28	0.12	1.82	1.94	(0.13)	-	-	(0.13)	10.09	23.43%		91,957	0.82%		N/A		1.36%
12/31/09	6.43	0.08	1.85	1.93	(0.08)	-	-	(0.08)	8.28	30.02%		71,351	0.83%		N/A		1.22%
12/31/08	9.75	0.09	(3.27)	(3.18)	(0.12)	(0.00)[d]	(0.02)	(0.14)	6.43	(32.61%	)	60,858	0.80%		N/A		1.07%
Class Y
12/31/12	$9.71	$0.14	$1.43	$1.57	$(0.16)	$-	$-	$(0.16)	$11.12	16.21%		$1,688	1.00%		0.90%	[j]	1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	-	-	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%
12/31/10	8.30	0.12	1.82	1.94	(0.12)	-	-	(0.12)	10.12	23.42%		1,061	0.92%		N/A		1.31%
12/31/09	6.43	0.07	1.85	1.92	(0.05)	-	-	(0.05)	8.30	29.94%		470	0.93%		N/A		1.12%
12/31/08	9.75	0.09	(3.28)	(3.19)	(0.11)	(0.00)[d]	(0.02)	(0.13)	6.43	(32.67%	)	2,174	0.90%		N/A		1.14%
Class L
12/31/12	$9.76	$0.12	$1.45	$1.57	$(0.14)	$-	$-	$(0.14)	$11.19	16.12%		$3,552	1.15%		1.05%	[j]	1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
12/31/10	8.29	0.10	1.81	1.91	(0.10)	-	-	(0.10)	10.10	23.10%		42,178	1.07%		N/A		1.09%
12/31/09	6.44	0.07	1.84	1.91	(0.06)	-	-	(0.06)	8.29	29.70%		37,197	1.08%		N/A		0.96%
12/31/08	9.75	0.07	(3.27)	(3.20)	(0.09)	(0.00)[d]	(0.02)	(0.11)	6.44	(32.77%	)	32,488	1.05%		N/A		0.81%
Class A
12/31/12	$9.69	$0.10	$1.43	$1.53	$(0.11)	$-	$-	$(0.11)	$11.11	15.84%		$4,385	1.40%		1.30%	[j]	0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	-	-	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
12/31/10	8.27	0.07	1.81	1.88	(0.07)	-	-	(0.07)	10.08	22.77%		5,748	1.32%		N/A		0.82%
12/31/09	6.43	0.05	1.84	1.89	(0.05)	-	-	(0.05)	8.27	29.40%		6,145	1.33%		N/A		0.74%
12/31/08	9.72	0.05	(3.25)	(3.20)	(0.08)	(0.00)[d]	(0.01)	(0.09)	6.43	(32.94%	)	4,444	1.30%		N/A		0.56%
Class N
12/31/12	$9.67	$0.06	$1.43	$1.49	$(0.09)	$-	$-	$(0.09)	$11.07	15.46%		$76	1.70%		1.60%	[j]	0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	-	-	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%
12/31/10	8.27	0.05	1.81	1.86	(0.06)	-	-	(0.06)	10.07	22.49%		64	1.62%		N/A		0.58%
12/31/09	6.44	0.03	1.83	1.86	(0.03)	-	-	(0.03)	8.27	29.06%		46	1.63%		N/A		0.43%
12/31/08	9.75	0.03	(3.26)	(3.23)	(0.07)	(0.00)[d]	(0.01)	(0.08)	6.44	(33.23%	)	31	1.60%		N/A		0.32%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	85%	82%	143%	66%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.05	$0.09	$1.66	$1.75	$(0.09)	$-	$-	$(0.09)	$10.71	19.40%		$115,775		0.85%	0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	-	-	(0.03)	9.05	(3.91%	)	92,162		0.86%	0.36%
12/31/10	7.41	0.06	2.04	2.10	(0.06)	-	-	(0.06)	9.45	28.36%		67,913		0.87%	0.73%
12/31/09	6.14	0.06	1.28	1.34	(0.07)	-	-	(0.07)	7.41	21.83%		62,397		0.89%	1.06%
12/31/08	9.37	0.13	(3.23)	(3.10)	(0.13)	(0.00)[d]	(0.00)[d]	(0.13)	6.14	(32.97%	)	55,899		0.87%	1.58%
Class Y
12/31/12	$9.06	$0.08	$1.65	$1.73	$(0.08)	$-	$-	$(0.08)	$10.71	19.15%		$3,186		0.95%	0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	-	-	(0.02)	9.06	(3.93%	)	3,055		0.96%	0.22%
12/31/10	7.40	0.04	2.06	2.10	(0.05)	-	-	(0.05)	9.45	28.35%		4,734		0.97%	0.49%
12/31/09	6.14	0.06	1.26	1.32	(0.06)	-	-	(0.06)	7.40	21.54%		4,496		0.99%	0.96%
12/31/08	9.36	0.12	(3.22)	(3.10)	(0.12)	(0.00)[d]	(0.00)[d]	(0.12)	6.14	(33.01%	)	4,679		0.97%	1.47%
Class L
12/31/12	$9.04	$0.07	$1.65	$1.72	$(0.07)	$-	$-	$(0.07)	$10.69	19.03%		$2,551		1.10%	0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	-	-	9.04	(4.34%	)	2,152		1.11%	0.04%
12/31/10	7.40	0.03	2.06	2.09	(0.04)	-	-	(0.04)	9.45	28.19%		21,552		1.12%	0.36%
12/31/09	6.14	0.05	1.26	1.31	(0.05)	-	-	(0.05)	7.40	21.39%		24,629		1.14%	0.81%
12/31/08	9.36	0.11	(3.22)	(3.11)	(0.11)	(0.00)[d]	(0.00)[d]	(0.11)	6.14	(33.12%	)	24,811		1.12%	1.36%
Class A
12/31/12	$9.03	$0.04	$1.65	$1.69	$(0.04)	$-	$-	$(0.04)	$10.68	18.75%		$5,179		1.35%	0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	-	-	9.03	(4.34%	)	4,694		1.36%	(0.18%	)
12/31/10	7.40	0.01	2.04	2.05	(0.01)	-	-	(0.01)	9.44	27.77%		7,837		1.37%	0.14%
12/31/09	6.14	0.03	1.27	1.30	(0.04)	-	-	(0.04)	7.40	21.11%		7,833		1.39%	0.56%
12/31/08	9.34	0.09	(3.21)	(3.12)	(0.08)	(0.00)[d]	(0.00)[d]	(0.08)	6.14	(33.30%	)	7,950		1.37%	1.07%
Class N
12/31/12	$9.02	$(0.03)	$1.64	$1.61	$-	$-	$-	$-	$10.63	17.74%		$0	[f]	1.65%	(0.33%	)
12/31/11	9.46	(0.04)	(0.40)	(0.44)	-	-	-	-	9.02	(4.65%	)	19		1.66%	(0.46%	)
12/31/10	7.43	(0.01)	2.04	2.03	(0.00)[d]	-	-	(0.00)[d]	9.46	27.34%		20		1.67%	(0.09%	)
12/31/09	6.16	0.02	1.25	1.27	-	-	-	-	7.43	20.81%		15		1.69%	0.28%
12/31/08	9.34	0.06	(3.18)	(3.12)	(0.06)	(0.00)[d]	(0.00)[d]	(0.06)	6.16	(33.49%	)	197		1.67%	0.76%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	32%	25%	39%	175%	110%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$12.78	$0.16	$1.75	$1.91	$(0.20)	$(0.46)	$(0.66)	$14.03	15.04%		$74,820	0.94%		0.86%	[j]	1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%	[j]	0.68%
12/31/10[g]	12.74	0.02	1.07	1.09	(0.11)	-	(0.11)	13.72	8.59%	[b]	108	0.95%	[a]	0.87%	[a],j	1.03%	[a]
Class S
12/31/12	$12.81	$0.13	$1.75	$1.88	$(0.17)	$(0.46)	$(0.63)	$14.06	14.77%		$231,211	1.13%		1.05%	[j]	0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%	[j]	0.22%
12/31/10	11.23	0.06	2.55	2.61	(0.10)	-	(0.10)	13.74	23.25%		307,184	1.06%		1.05%	[j]	0.48%
12/31/09	8.87	0.06	2.37	2.43	(0.07)	-	(0.07)	11.23	27.45%		232,379	1.06%		N/A		0.63%
12/31/08	12.84	0.07	(3.61)	(3.54)	(0.02)	(0.41)	(0.43)	8.87	(27.65%	)	186,899	1.05%		N/A		0.59%
Class Y
12/31/12	$12.76	$0.12	$1.75	$1.87	$(0.15)	$(0.46)	$(0.61)	$14.02	14.76%		$33,617	1.17%		1.09%	[j]	0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%	[j]	0.18%
12/31/10	11.19	0.05	2.55	2.60	(0.09)	-	(0.09)	13.70	23.23%		67,430	1.10%		1.09%	[j]	0.42%
12/31/09	8.83	0.06	2.37	2.43	(0.07)	-	(0.07)	11.19	27.52%		77,398	1.10%		N/A		0.60%
12/31/08	12.80	0.06	(3.60)	(3.54)	(0.02)	(0.41)	(0.43)	8.83	(27.72%	)	73,216	1.09%		N/A		0.55%
Class L
12/31/12	$12.67	$0.10	$1.74	$1.84	$(0.15)	$(0.46)	$(0.61)	$13.90	14.57%		$36,619	1.32%		1.24%	[j]	0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%	[j]	0.02%
12/31/10	11.11	0.03	2.53	2.56	(0.07)	-	(0.07)	13.60	23.08%		52,437	1.25%		1.24%	[j]	0.27%
12/31/09	8.78	0.04	2.34	2.38	(0.05)	-	(0.05)	11.11	27.17%		52,856	1.25%		N/A		0.45%
12/31/08	12.70	0.04	(3.55)	(3.51)	-	(0.41)	(0.41)	8.78	(27.70%	)	46,039	1.24%		N/A		0.36%
Class A
12/31/12	$12.46	$0.07	$1.70	$1.77	$(0.11)	$(0.46)	$(0.57)	$13.66	14.28%		$100,321	1.57%		1.49%	[j]	0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%	[j]	(0.21%	)
12/31/10	10.97	0.00 [d]	2.49	2.49	(0.05)	-	(0.05)	13.41	22.68%		119,084	1.50%		1.49%	[j]	0.04%
12/31/09	8.67	0.02	2.31	2.33	(0.03)	-	(0.03)	10.97	26.90%		92,728	1.50%		N/A		0.19%
12/31/08	12.59	0.02	(3.53)	(3.51)	-	(0.41)	(0.41)	8.67	(27.94%	)	84,721	1.49%		N/A		0.14%
Class N
12/31/12	$12.07	$0.00 [d]	$1.67	$1.67	$-	$(0.46)	$(0.46)	$13.28	13.90%		$145	1.87%		1.79%	[j]	0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%	[j]	(0.51%	)
12/31/10	10.67	(0.04)	2.43	2.39	(0.01)	-	(0.01)	13.05	22.38%		817	1.80%		1.79%	[j]	(0.34%	)
12/31/09	8.44	(0.01)	2.25	2.24	(0.01)	-	(0.01)	10.67	26.49%		1,590	1.80%		N/A		(0.10%	)
12/31/08	12.31	(0.02)	(3.44)	(3.46)	-	(0.41)	(0.41)	8.44	(28.18%	)	1,101	1.79%		N/A		(0.16%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	34%	32%	43%	30%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Less than $0.005.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12[g]	$10.00	$0.09	$1.11	$1.20	$(0.08)	$(0.08)	$(0.16)	$11.04	12.06%	[b]	$87,245	0.29%	[a]	0.19%	[a],j	1.85%	[a]
Class I
12/31/12[g]	$10.00	$0.08	$1.12	$1.20	$(0.08)	$(0.08)	$(0.16)	$11.04	12.02%	[b]	$112	0.39%	[a]	0.29%	[a],j	1.74%	[a]
Class S
12/31/12[g]	$10.00	$0.08	$1.12	$1.20	$(0.08)	$(0.08)	$(0.16)	$11.04	12.01%	[b]	$225	0.54%	[a]	0.44%	[a],j	1.79%	[a]
Class Y
12/31/12[g]	$10.00	$0.09	$1.10	$1.19	$(0.08)	$(0.08)	$(0.16)	$11.03	11.92%	[b]	$836	0.64%	[a]	0.54%	[a],j	2.01%	[a]
Class L
12/31/12[g]	$10.00	$0.07	$1.12	$1.19	$(0.07)	$(0.08)	$(0.15)	$11.04	11.89%	[b]	$166	0.79%	[a]	0.69%	[a],j	1.45%	[a]
Class A
12/31/12[g]	$10.00	$0.06	$1.11	$1.17	$(0.05)	$(0.08)	$(0.13)	$11.04	11.76%	[b]	$112	0.94%	[a]	0.84%	[a],j	1.19%	[a]

Year ended December 31, 2012
Portfolio turnover rate for all share classes	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12[g]	$10.00	$0.13	$0.99	$1.12	$(0.12)	$(0.05)	$(0.17)	$10.95	11.24%	[b]	$86,679	0.30%	[a]	0.19%	[a],[j]	2.88%	[a]
Class I
12/31/12[g]	$10.00	$0.13	$0.98	$1.11	$(0.11)	$(0.05)	$(0.16)	$10.95	11.19%	[b]	$111	0.40%	[a]	0.29%	[a],[j]	2.76%	[a]
Class S
12/31/12[g]	$10.00	$0.13	$0.97	$1.10	$(0.11)	$(0.05)	$(0.16)	$10.94	11.03%	[b]	$129	0.55%	[a]	0.44%	[a],[j]	2.73%	[a]
Class Y
12/31/12[g]	$10.00	$0.12	$0.97	$1.09	$(0.10)	$(0.05)	$(0.15)	$10.94	10.99%	[b]	$127	0.65%	[a]	0.54%	[a],[j]	2.60%	[a]
Class L
12/31/12[g]	$10.00	$0.12	$0.97	$1.09	$(0.10)	$(0.05)	$(0.15)	$10.94	10.96%	[b]	$175	0.80%	[a]	0.69%	[a],[j]	2.70%	[a]
Class A
12/31/12[g]	$10.00	$0.10	$0.99	$1.09	$(0.09)	$(0.05)	$(0.14)	$10.95	10.83%	[b]	$111	0.95%	[a]	0.84%	[a],[j]	2.21%	[a]

Year ended December 31, 2012
Portfolio turnover rate for all share classes	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$14.27	$0.02	$2.07	$2.09	$(0.03)	$(1.30)	$(1.33)	$15.03	14.71%		$185,584	0.83%		0.73%	[j]	0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%	[j]	(0.20%	)
12/31/10[g]	14.67	(0.00)[d]	1.09	1.09	-	-	-	15.76	7.43%	[b]	108	0.85%	[a]	0.75%	[a,j]	(0.02%	)[a]
Class S
12/31/12	$14.25	$(0.01)	$2.07	$2.06	$(0.01)	$(1.30)	$(1.31)	$15.00	14.51%		$456,600	0.96%		0.86%	[j]	(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%	[j]	(0.38%	)
12/31/10	12.31	(0.04)	3.49	3.45	-	-	-	15.76	28.03%		536,407	0.88%		0.86%	[j]	(0.26%	)
12/31/09	8.49	(0.03)	3.85	3.82	(0.00)[d]	-	(0.00)[d]	12.31	45.00%		364,961	0.87%		N/A		(0.26%	)
12/31/08	15.28	(0.02)	(6.16)	(6.18)	-	(0.61)	(0.61)	8.49	(41.00%	)	221,677	0.86%		N/A		(0.18%	)
Class Y
12/31/12	$14.10	$(0.02)	$2.05	$2.03	$-	$(1.30)	$(1.30)	$14.83	14.47%		$207,290	1.05%		0.95%	[j]	(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%	[j]	(0.47%	)
12/31/10	12.22	(0.05)	3.46	3.41	-	-	-	15.63	27.91%		207,536	0.97%		0.95%	[j]	(0.36%	)
12/31/09	8.43	(0.03)	3.82	3.79	-	-	-	12.22	44.96%		161,421	0.96%		N/A		(0.34%	)
12/31/08	15.19	(0.04)	(6.11)	(6.15)	-	(0.61)	(0.61)	8.43	(41.05%	)	105,886	0.95%		N/A		(0.28%	)
Class L
12/31/12	$13.82	$(0.04)	$2.01	$1.97	$-	$(1.30)	$(1.30)	$14.49	14.33%		$320,612	1.20%		1.10%	[j]	(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%	[j]	(0.63%	)
12/31/10	12.03	(0.07)	3.41	3.34	-	-	-	15.37	27.76%		450,117	1.12%		1.10%	[j]	(0.51%	)
12/31/09	8.32	(0.05)	3.76	3.71	-	-	-	12.03	44.59%		362,500	1.11%		N/A		(0.50%	)
12/31/08	15.02	(0.05)	(6.04)	(6.09)	-	(0.61)	(0.61)	8.32	(41.12%	)	258,165	1.10%		N/A		(0.43%	)
Class A
12/31/12	$13.39	$(0.08)	$1.95	$1.87	$-	$(1.30)	$(1.30)	$13.96	14.05%		$347,186	1.45%		1.35%	[j]	(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%	[j]	(0.87%	)
12/31/10	11.74	(0.10)	3.32	3.22	-	-	-	14.96	27.43%		381,775	1.37%		1.35%	[j]	(0.77%	)
12/31/09	8.14	(0.07)	3.67	3.60	-	-	-	11.74	44.23%		308,326	1.36%		N/A		(0.75%	)
12/31/08	14.75	(0.08)	(5.92)	(6.00)	-	(0.61)	(0.61)	8.14	(41.26%	)	211,358	1.35%		N/A		(0.67%	)
Class N
12/31/12	$12.95	$(0.12)	$1.89	$1.77	$-	$(1.30)	$(1.30)	$13.42	13.75%		$1,969	1.75%		1.65%	[j]	(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%	[j]	(1.18%	)
12/31/10	11.46	(0.13)	3.23	3.10	-	-	-	14.56	27.05%		2,446	1.67%		1.65%	[j]	(1.07%	)
12/31/09	7.97	(0.10)	3.59	3.49	-	-	-	11.46	43.79%		2,117	1.66%		N/A		(1.05%	)
12/31/08	14.50	(0.12)	(5.80)	(5.92)	-	(0.61)	(0.61)	7.97	(41.42%	)	1,207	1.65%		N/A		(0.97%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	36%	38%	52%	55%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$14.16	$(0.02)	$1.92	$1.90	$(0.90)	$(0.90)	$15.16	13.53%		$136,266	0.92%		0.86%	[j]	(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%	[j]	(0.36%	)
12/31/10[g]	16.06	0.00 [d]	1.34	1.34	(0.14)	(0.14)	17.26	8.38%	[b]	108	0.94%	[a]	0.89%	[a,j]	0.11%	[a]
Class S
12/31/12	$14.14	$(0.03)	$1.91	$1.88	$(0.90)	$(0.90)	$15.12	13.41%		$455,747	1.02%		0.96%	[j]	(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%	[j]	(0.53%	)
12/31/10	14.13	(0.07)	3.33	3.26	(0.14)	(0.14)	17.25	23.11%		575,724	0.98%		0.98%	[k]	(0.45%	)
12/31/09	10.14	(0.06)	4.05	3.99	-	-	14.13	39.35%		263,305	0.99%		N/A		(0.51%	)
12/31/08	16.82	0.01	(6.69)	(6.68)	-	-	10.14	(39.71%	)	178,508	0.98%		N/A		0.10%
Class Y
12/31/12	$13.87	$(0.06)	$1.89	$1.83	$(0.90)	$(0.90)	$14.80	13.31%		$58,290	1.16%		1.10%	[j]	(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%	[j]	(0.68%	)
12/31/10	13.94	(0.09)	3.29	3.20	(0.14)	(0.14)	17.00	23.00%		82,815	1.12%		1.12%	[k]	(0.64%	)
12/31/09	10.02	(0.07)	3.99	3.92	-	-	13.94	39.12%		86,922	1.13%		N/A		(0.65%	)
12/31/08	16.64	(0.00)[d]	(6.62)	(6.62)	-	-	10.02	(39.78%	)	69,313	1.12%		N/A		(0.03%	)
Class L
12/31/12	$13.58	$(0.08)	$1.84	$1.76	$(0.90)	$(0.90)	$14.44	13.08%		$50,085	1.31%		1.25%	[j]	(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%	[j]	(0.83%	)
12/31/10	13.73	(0.11)	3.23	3.12	(0.14)	(0.14)	16.71	22.77%		61,655	1.27%		1.27%	[k]	(0.78%	)
12/31/09	9.88	(0.09)	3.94	3.85	-	-	13.73	38.97%		59,458	1.28%		N/A		(0.80%	)
12/31/08	16.43	(0.02)	(6.53)	(6.55)	-	-	9.88	(39.90%	)	60,124	1.27%		N/A		(0.16%	)
Class A
12/31/12	$13.09	$(0.13)	$1.79	$1.66	$(0.90)	$(0.90)	$13.85	12.80%		$60,764	1.56%		1.50%	[j]	(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%	[j]	(1.12%	)
12/31/10	13.38	(0.15)	3.14	2.99	(0.14)	(0.14)	16.23	22.39%		91,525	1.52%		1.52%	[k]	(1.02%	)
12/31/09	9.65	(0.11)	3.84	3.73	-	-	13.38	38.65%		75,428	1.53%		N/A		(1.05%	)
12/31/08	16.09	(0.06)	(6.38)	(6.44)	-	-	9.65	(40.02%	)	60,323	1.52%		N/A		(0.42%	)
Class N
12/31/12	$12.61	$(0.14)	$1.70	$1.56	$(0.90)	$(0.90)	$13.27	12.49%		$479	1.86%		1.80%	[j]	(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%	[j]	(1.37%	)
12/31/10	13.04	(0.18)	3.05	2.87	(0.14)	(0.14)	15.77	22.05%		466	1.82%		1.82%	[k]	(1.33%	)
12/31/09	9.43	(0.15)	3.76	3.61	-	-	13.04	38.28%		515	1.83%		N/A		(1.36%	)
12/31/08	15.78	(0.11)	(6.24)	(6.35)	-	-	9.43	(40.24%	)	317	1.82%		N/A		(0.82%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	104%	88%	99%	91%	92%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.82	$(0.02)	$1.29	$1.27	$-	$-	$11.09	12.93%		$41,706	1.13%	(0.21%	)
12/31/11	10.01	(0.07)	(0.12)	(0.19)	-	-	9.82	(1.90%	)	39,408	1.14%	(0.74%	)
12/31/10	7.49	(0.05)	2.57	2.52	-	-	10.01	33.64%		30,487	1.13%	(0.60%	)
12/31/09	5.70	(0.02)	1.81	1.79	-	-	7.49	31.40%		21,869	1.17%	(0.25%	)
12/31/08	10.07	(0.04)	(4.27)	(4.31)	(0.06)	(0.06)	5.70	(43.07%	)	21,210	1.12%	(0.48%	)
Class Y
12/31/12	$9.78	$(0.04)	$1.29	$1.25	$-	$-	$11.03	12.78%		$2,167	1.17%	(0.33%	)
12/31/11	9.96	(0.08)	(0.10)	(0.18)	-	-	9.78	(1.81%	)	2,314	1.17%	(0.80%	)
12/31/10	7.46	(0.06)	2.56	2.50	-	-	9.96	33.51%		2,659	1.17%	(0.73%	)
12/31/09	5.68	(0.04)	1.82	1.78	-	-	7.46	31.34%		4,130	1.21%	(0.58%	)
12/31/08	10.05	(0.04)	(4.27)	(4.31)	(0.06)	(0.06)	5.68	(43.10%	)	10,027	1.16%	(0.53%	)
Class L
12/31/12	$9.62	$(0.04)	$1.26	$1.22	$-	$-	$10.84	12.56%		$6,125	1.32%	(0.40%	)
12/31/11	9.83	(0.10)	(0.11)	(0.21)	-	-	9.62	(2.03%	)	5,018	1.32%	(0.99%	)
12/31/10	7.38	(0.06)	2.51	2.45	-	-	9.83	33.20%		17,323	1.32%	(0.78%	)
12/31/09	5.63	(0.03)	1.78	1.75	-	-	7.38	31.08%		10,178	1.36%	(0.43%	)
12/31/08	9.96	(0.05)	(4.22)	(4.27)	(0.06)	(0.06)	5.63	(43.08%	)	8,625	1.31%	(0.64%	)
Class A
12/31/12	$9.37	$(0.09)	$1.25	$1.16	$-	$-	$10.53	12.38%		$8,494	1.57%	(0.87%	)
12/31/11	9.58	(0.12)	(0.09)	(0.21)	-	-	9.37	(2.19%	)	9,153	1.57%	(1.20%	)
12/31/10	7.21	(0.08)	2.45	2.37	-	-	9.58	32.87%		13,123	1.57%	(1.08%	)
12/31/09	5.51	(0.04)	1.74	1.70	-	-	7.21	30.85%		13,340	1.61%	(0.69%	)
12/31/08	9.78	(0.07)	(4.14)	(4.21)	(0.06)	(0.06)	5.51	(43.26%	)	13,367	1.56%	(0.91%	)
Class N
12/31/12	$9.10	$(0.10)	$1.19	$1.09	$-	$-	$10.19	11.98%		$152	1.87%	(0.97%	)
12/31/11	9.33	(0.14)	(0.09)	(0.23)	-	-	9.10	(2.47%	)	240	1.88%	(1.49%	)
12/31/10	7.04	(0.10)	2.39	2.29	-	-	9.33	32.53%		249	1.87%	(1.33%	)
12/31/09	5.40	(0.06)	1.70	1.64	-	-	7.04	30.37%		159	1.91%	(0.98%	)
12/31/08	9.61	(0.09)	(4.06)	(4.15)	(0.06)	(0.06)	5.40	(43.46%	)	154	1.86%	(1.21%	)

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	105%	94%	98%	120%	129%

c	Per share amount calculated on the average shares method.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$5.70	$0.17	$0.81	$0.98	$(0.19)	$(0.19)	$6.49	17.29%		$151,060	1.07%	0.99%	[j]	2.86%
12/31/11	7.08	0.15	(1.35)	(1.20)	(0.18)	(0.18)	5.70	(16.84%	)	121,002	1.09%	0.99%	[j]	2.24%
12/31/10	6.94	0.10	0.27	0.37	(0.23)	(0.23)	7.08	5.39%		102,970	1.11%	0.99%	[j]	1.57%
12/31/09	4.98	0.11	1.92	2.03	(0.07)	(0.07)	6.94	40.70%		93,253	1.10%	0.99%	[j]	2.00%
12/31/08	10.50	0.25	(5.77)	(5.52)	-	-	4.98	(52.57%	)	60,987	1.06%	0.99%	[j]	3.02%
Class Y
12/31/12	$5.84	$0.17	$0.83	$1.00	$(0.19)	$(0.19)	$6.65	17.12%		$74	1.17%	1.09%	[j]	2.75%
12/31/11	7.06	0.19	(1.40)	(1.21)	(0.01)	(0.01)	5.84	(17.11%	)	55	1.19%	1.09%	[j]	2.69%
12/31/10	6.93	0.10	0.25	0.35	(0.22)	(0.22)	7.06	5.15%		7,467	1.21%	1.09%	[j]	1.46%
12/31/09	4.97	0.11	1.91	2.02	(0.06)	(0.06)	6.93	40.65%		7,034	1.20%	1.09%	[j]	1.93%
12/31/08	10.49	0.12	(5.64)	(5.52)	-	-	4.97	(52.62%	)	5,478	1.16%	1.09%	[j]	1.83%
Class L
12/31/12	$5.79	$0.20	$0.75	$0.95	$-	$-	$6.74	16.61%		$18	1.32%	1.17%	[j]	3.36%
12/31/11	7.06	0.21	(1.41)	(1.20)	(0.07)	(0.07)	5.79	(17.06%	)	2,113	1.34%	1.17%	[j]	2.91%
12/31/10	6.93	0.09	0.26	0.35	(0.22)	(0.22)	7.06	5.06%		33,000	1.36%	1.17%	[j]	1.38%
12/31/09	4.97	0.11	1.90	2.01	(0.05)	(0.05)	6.93	40.55%		32,559	1.35%	1.17%	[j]	1.98%
12/31/08	10.50	0.23	(5.76)	(5.53)	-	-	4.97	(52.67%	)	23,604	1.31%	1.17%	[j]	2.76%
Class A
12/31/12	$5.69	$0.15	$0.80	$0.95	$(0.16)	$(0.16)	$6.48	16.80%		$700	1.57%	1.42%	[j]	2.53%
12/31/11	7.05	0.13	(1.34)	(1.21)	(0.15)	(0.15)	5.69	(17.13%	)	873	1.59%	1.42%	[j]	1.99%
12/31/10	6.91	0.08	0.25	0.33	(0.19)	(0.19)	7.05	4.90%		1,296	1.61%	1.42%	[j]	1.17%
12/31/09	4.95	0.11	1.85	1.96	-	-	6.91	39.60%		1,721	1.60%	1.42%	[j]	2.10%
12/31/08	10.48	0.24	(5.77)	(5.53)	-	-	4.95	(52.77%	)	40,897	1.56%	1.42%	[j]	3.00%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	58%	140%	65%	61%	34%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12[g]	$10.00	$0.11	$1.84	$1.95	$(0.14)	$(0.01)	$(0.15)	$11.80	19.53%	[b]	$127,538	0.35%	[a]	0.23%	[a],j	2.23%	[a]
Class I
12/31/12[g]	$10.00	$0.11	$1.83	$1.94	$(0.13)	$(0.01)	$(0.14)	$11.80	19.48%	[b]	$120	0.45%	[a]	0.33%	[a],j	2.15%	[a]
Class S
12/31/12[g]	$10.00	$0.10	$1.84	$1.94	$(0.13)	$(0.01)	$(0.14)	$11.80	19.42%	[b]	$137	0.60%	[a]	0.48%	[a],j	1.95%	[a]
Class Y
12/31/12[g]	$10.00	$0.09	$1.84	$1.93	$(0.12)	$(0.01)	$(0.13)	$11.80	19.35%	[b]	$120	0.70%	[a]	0.58%	[a,j]	1.88%	[a]
Class L
12/31/12[g]	$10.00	$0.08	$1.84	$1.92	$(0.11)	$(0.01)	$(0.12)	$11.80	19.26%	[b]	$126	0.85%	[a]	0.73%	[a],j	1.62%	[a]
Class A
12/31/12[g]	$10.00	$0.08	$1.84	$1.92	$(0.11)	$(0.01)	$(0.12)	$11.80	19.20%	[b]	$119	1.00%	[a]	0.88%	[a],j	1.59%	[a]

Year ended December 31 2012
Portfolio turnover rate for all share classes	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
12/31/12	$6.26	$0.15	$1.28	$1.43	$(0.12)	$-	$-	$(0.12)	$7.57	23.14%		$255,215	1.16%		0.85%	[j]	2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	-	-	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%	[j]	1.03%
12/31/10[g]	7.13	(0.00)[d]	0.21	0.21	-	-	-	-	7.34	2.95%	[b]	103	1.20%	[a]	0.95%	[a,j]	(0.04%	)[a]
Class S
12/31/12	$6.26	$0.12	$1.29	$1.41	$(0.09)	$-	$-	$(0.09)	$7.58	22.70%		$155,925	1.45%		1.14%	[j]	1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	-	-	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%	[j]	1.90%
12/31/10	6.72	0.08	0.64	0.72	(0.10)	-	-	(0.10)	7.34	10.97%		276,053	1.19%		1.16%	[j]	1.15%
12/31/09	4.74	0.08	1.90	1.98	-	-	-	-	6.72	41.77%		257,075	1.17%		N/A		1.40%
12/31/08	11.48	0.22	(4.63)	(4.41)	(0.55)	(0.34)	(1.44)	(2.33)	4.74	(39.09%	)	206,904	1.15%		N/A		2.33%
Class Y
12/31/12	$6.23	$0.13	$1.27	$1.40	$(0.09)	$-	$-	$(0.09)	$7.54	22.64%		$66,317	1.50%		1.19%	[j]	1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	-	-	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%	[j]	1.60%
12/31/10	6.69	0.07	0.65	0.72	(0.10)	-	-	(0.10)	7.31	10.97%		83,409	1.24%		1.21%	[j]	1.10%
12/31/09	4.72	0.07	1.90	1.97	-	-	-	-	6.69	41.74%		97,912	1.22%		N/A		1.28%
12/31/08	11.45	0.22	(4.63)	(4.41)	(0.54)	(0.34)	(1.44)	(2.32)	4.72	(39.15%	)	68,982	1.20%		N/A		2.33%
Class L
12/31/12	$6.22	$0.12	$1.29	$1.41	$(0.03)	$-	$-	$(0.03)	$7.60	22.67%		$27,315	1.55%		1.24%	[j]	1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	-	-	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%	[j]	1.97%
12/31/10	6.66	0.07	0.64	0.71	(0.09)	-	-	(0.09)	7.28	10.95%		149,245	1.38%		1.26%	[j]	1.04%
12/31/09	4.70	0.07	1.89	1.96	-	-	-	-	6.66	41.70%		151,443	1.37%		1.27%	[j]	1.41%
12/31/08	11.42	0.21	(4.61)	(4.40)	(0.55)	(0.34)	(1.43)	(2.32)	4.70	(39.21%	)	149,950	1.35%		1.25%	[j]	2.22%
Class A
12/31/12	$6.16	$0.10	$1.26	$1.36	$(0.07)	$-	$-	$(0.07)	$7.45	22.47%		$54,429	1.80%		1.49%	[j]	1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	-	-	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%	[j]	1.33%
12/31/10	6.61	0.05	0.65	0.70	(0.08)	-	-	(0.08)	7.23	10.75%		59,596	1.63%		1.51%	[j]	0.81%
12/31/09	4.68	0.05	1.88	1.93	-	-	-	-	6.61	41.24%		63,979	1.62%		1.52%	[j]	1.03%
12/31/08	11.33	0.15	(4.52)	(4.37)	(0.53)	(0.34)	(1.41)	(2.28)	4.68	(39.25%	)	48,153	1.60%		1.50%	[j]	1.57%
Class N
12/31/12	$6.11	$0.07	$1.26	$1.33	$(0.07)	$-	$-	$(0.07)	$7.37	21.96%		$549	2.10%		1.79%	[j]	1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	-	-	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%	[j]	0.98%
12/31/10	6.48	0.02	0.65	0.67	-	-	-	-	7.15	10.34%		238	1.92%		1.81%	[j]	0.37%
12/31/09	4.60	0.04	1.84	1.88	-	-	-	-	6.48	40.87%		963	1.92%		1.82%	[j]	0.79%
12/31/08	11.19	0.15	(4.49)	(4.34)	(0.52)	(0.34)	(1.39)	(2.25)	4.60	(39.45%	)	892	1.90%		1.80%	[j]	1.58%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	39%	55%	40%	61%	63%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 21 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select PIMCO Total Return Fund (“PIMCO Total Return Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (formerly known as MassMutual Select Indexed Equity Fund) (“S&P 500 Index Fund”)

MassMutual Select Focused Value Fund (“Focused Value Fund”)

MassMutual Select Fundamental Growth Fund (formerly known as MassMutual Select NASDAQ-100® Fund) (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
PIMCO Total Return Fund	7/6/2010	None	7/6/2010	7/6/2010	7/6/2010	7/6/2010	7/6/2010
Strategic Bond Fund	None	None	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004
Diversified Value Fund	None	None	10/15/2004	10/15/2004	10/15/2004	10/15/2004	10/15/2004
Fundamental Value Fund	11/15/2010	None	12/31/2001	12/31/2001	12/31/2001	12/31/2001	12/31/2002
Large Cap Value Fund	None	None	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002
S&P 500 Index Fund	12/7/2011	5/1/2001*	3/1/1998	3/1/1998	7/1/1999	3/1/1998	12/31/2002
Focused Value Fund	11/15/2010	None	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002
Fundamental Growth Fund	None	None	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002
Blue Chip Growth Fund	None	None	6/1/2001	6/1/2001	6/1/2001	6/1/2001	12/31/2002
Growth Opportunities Fund	12/7/2011	None	5/1/2000	5/1/2000	5/1/2000	5/1/2000	12/31/2002
Mid-Cap Value Fund	12/7/2011	None	8/29/2006	8/29/2006	8/29/2006	8/29/2006	8/29/2006
Small Cap Value Equity Fund	None	None	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006
Small Company Value Fund	11/15/2010	None	12/31/2001	12/31/2001	12/31/2001	12/31/2001	12/31/2002
S&P Mid Cap Index Fund	7/26/2012	7/26/2012	7/26/2012	7/26/2012	7/26/2012	7/26/2012	None

Notes to Financial Statements (Continued)

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
Russell 2000 Small Cap Index Fund	7/26/2012	7/26/2012	7/26/2012	7/26/2012	7/26/2012	7/26/2012	None
Mid Cap Growth Equity II Fund	11/15/2010	None	6/1/2000	6/1/2000	6/1/2000	6/1/2000	12/31/2002
Small Cap Growth Equity Fund	11/15/2010	None	5/3/1999	5/3/1999	5/3/1999	5/3/1999	12/31/2002
Small Company Growth Fund	None	None	12/31/2001	12/31/2001	12/31/2001	12/31/2001	12/31/2002
Diversified International Fund	None	None	12/14/2006	12/14/2006	12/14/2006	12/14/2006	None**
MSCI EAFE International Index Fund	7/25/2012	7/25/2012	7/25/2012	7/25/2012	7/25/2012	7/25/2012	None
Overseas Fund	11/15/2010	None	5/1/2001	5/1/2001	5/1/2001	5/1/2001	12/31/2002

*	Class Z shares were renamed Class I shares on September 30, 2011.
**	Class N shares were eliminated as of January 19, 2012.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Notes to Financial Statements (Continued)

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans,

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Diversified Value Fund, S&P 500 Index Fund, Focused Value Fund, Fundamental Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, S&P Mid Cap Index Fund, and Small Company Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2012. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2012, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Equities
Preferred Stock
Utilities	$20,924,000	$-	$-	$20,924,000

Total Preferred Stock	20,924,000	-	-	20,924,000

Total Equities	20,924,000	-	-	20,924,000

Bonds & Notes
Total Corporate Debt	-	680,905,381	49,403,146	730,308,527

Total Municipal Obligations	-	77,861,916	-	77,861,916

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund (Continued)
Non-U.S. Government Agency Obligations
Commercial MBS	$-	$87,894,794	$-	$87,894,794
Home Equity ABS	-	9,289,345	-	9,289,345
Other ABS	-	4,828,560	-	4,828,560
Student Loans ABS	-	15,817,028	-	15,817,028
WL Collateral CMO	-	51,042,622	-	51,042,622

Total Non-U.S. Government Agency Obligations	-	168,872,349	-	168,872,349

Total Sovereign Debt Obligations	-	203,021,796	-	203,021,796

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	842,337,393	-	842,337,393

Total U.S. Government Agency Obligations and Instrumentalities	-	842,337,393	-	842,337,393

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	483,708,955	-	483,708,955

Total U.S. Treasury Obligations	-	483,708,955	-	483,708,955

Total Bonds & Notes	-	2,456,707,790	49,403,146	2,506,110,936

Total Long-Term Investments	20,924,000	2,456,707,790	49,403,146	2,527,034,936

Total Short-Term Investments	-	43,291,016	-	43,291,016

Total Investments	$20,924,000	$2,499,998,806	$49,403,146	$2,570,325,952

Strategic Bond Fund
Equities
Preferred Stock
Financial	$168,795	$-	$-	$168,795

Total Preferred Stock	168,795	-	-	168,795

Total Equities	168,795	-	-	168,795

Bonds & Notes
Total Corporate Debt	-	63,042,191	-	63,042,191

Total Municipal Obligations	-	326,210	-	326,210

Non-U.S. Government Agency Obligations
Agency Collateral CMO	-	11,453,680	-	11,453,680
Agency Collateral PAC CMO	-	155,338	-	155,338
Automobile ABS	-	624,139	-	624,139
Commercial MBS	-	2,807,069	-	2,807,069
Home Equity ABS	-	2,340,871	-	2,340,871
Manufactured Housing ABS	-	1,256,301	-	1,256,301
Other ABS	-	231,955	-	231,955
Student Loans ABS	-	2,621,149	-	2,621,149
WL Collateral CMO	-	7,628,646	-	7,628,646

Total Non-U.S. Government Agency Obligations	-	29,119,148	-	29,119,148

Total Sovereign Debt Obligations	-	5,254,115	-	5,254,115

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Bond Fund (Continued)
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	$-	$1,764,324	$-	$1,764,324
Pass-Through Securities	-	43,136,043	-	43,136,043

Total U.S. Government Agency Obligations and Instrumentalities	-	44,900,367	-	44,900,367

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	33,244,310	-	33,244,310

Total U.S. Treasury Obligations	-	33,244,310	-	33,244,310

Total Bonds & Notes	-	175,886,341	-	175,886,341

Purchased Options
Options on Futures	19,369	-	-	19,369

Total Purchased Options	19,369	-	-	19,369

Warrants
Energy	3,813	-	-	3,813

Total Warrants	3,813	-	-	3,813

Total Long-Term Investments	191,977	175,886,341	-	176,078,318

Total Short-Term Investments	-	20,881,531	-	20,881,531

Total Investments	$191,977	$196,767,872	$-	$196,959,849

Fundamental Value Fund
Equities
Common Stock
Basic Materials	$70,098,279	$-	$-	$70,098,279
Communications	112,691,186	-	-	112,691,186
Consumer, Cyclical	126,924,956	-	-	126,924,956
Consumer, Non-cyclical	210,350,470	17,565,161	-	227,915,631
Energy	169,266,294	-	-	169,266,294
Financial	320,969,807	11,956,135	-	332,925,942
Industrial	140,003,736	-	-	140,003,736
Technology	81,037,635	-	-	81,037,635
Utilities	40,413,392	-	-	40,413,392

Total Common Stock	1,271,755,755	29,521,296	-	1,301,277,051

Total Equities	1,271,755,755	29,521,296	-	1,301,277,051

Total Long-Term Investments	1,271,755,755	29,521,296	-	1,301,277,051

Total Short-Term Investments	-	9,373,987	-	9,373,987

Total Investments	$1,271,755,755	$38,895,283	$-	$1,310,651,038

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Large Cap Value Fund
Equities
Common Stock
Basic Materials	$17,983,688	$2,688,500	$-	+	$20,672,188
Communications	29,755,323	7,476,930	-		37,232,253
Consumer, Cyclical	36,554,659	-	-		36,554,659
Consumer, Non-cyclical	119,813,099	2,599,594	-		122,412,693
Energy	57,081,094	-	-		57,081,094
Financial	77,700,630	645,425	-		78,346,055
Industrial	45,217,303	-	-		45,217,303
Technology	41,832,756	-	-		41,832,756
Utilities	34,388,022	925,724	-		35,313,746

Total Common Stock	460,326,574	14,336,173	-		474,662,747

Preferred Stock
Consumer, Cyclical	358,468	-	-		358,468

Total Preferred Stock	358,468	-	-		358,468

Total Equities	460,685,042	14,336,173	-		475,021,215

Structured Notes
Financial	-	1,358,579	-		1,358,579

Total Structured Notes	-	1,358,579	-		1,358,579

Total Mutual Funds	10,432,633	-	-		10,432,633

Total Long-Term Investments	471,117,675	15,694,752	-		486,812,427

Total Short-Term Investments	-	4,226,118	-		4,226,118

Total Investments	$471,117,675	$19,920,870	$-		$491,038,545

Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$46,712,592	$-	$-		$46,712,592
Communications	208,801,031	10,376,401	-		219,177,432
Consumer, Cyclical	155,590,271	-	-		155,590,271
Consumer, Non-cyclical	167,004,211	-	-		167,004,211
Energy	46,657,658	-	-		46,657,658
Financial	86,237,262	-	-		86,237,262
Industrial	120,623,156	-	-		120,623,156
Technology	151,468,770	-	-		151,468,770

Total Common Stock	983,094,951	10,376,401	-		993,471,352

Total Equities	983,094,951	10,376,401	-		993,471,352

Total Mutual Funds	1,603	-	-		1,603

Total Long-Term Investments	983,096,554	10,376,401	-		993,472,955

Total Short-Term Investments	-	6,505,311	-		6,505,311

Total Investments	$983,096,554	$16,881,712	$-		$999,978,266

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Small Company Value Fund
Equities
Common Stock
Basic Materials	$38,895,517	$-	$-		$38,895,517
Communications	19,264,728	-	-		19,264,728
Consumer, Cyclical	56,901,104	-	-		56,901,104
Consumer, Non-cyclical	53,915,248	-	-		53,915,248
Energy	28,275,015	-	-		28,275,015
Financial	116,749,307	-	-		116,749,307
Industrial	107,237,684	-	-		107,237,684
Technology	24,982,697	-	-		24,982,697
Utilities	21,568,236	-	-		21,568,236

Total Common Stock	467,789,536	-	-		467,789,536

Convertible Preferred Stock
Financial	-	1,780,415	-		1,780,415

Total Convertible Preferred Stock	-	1,780,415	-		1,780,415

Total Equities	467,789,536	1,780,415	-		469,569,951

Total Mutual Funds	22,807,833	-	-		22,807,833

Total Long-Term Investments	490,597,369	1,780,415	-		492,377,784

Total Short-Term Investments	-	13,095,541	-		13,095,541

Total Investments	$490,597,369	$14,875,956	$-		$505,473,325

Russell 2000 Small Cap Index Fund
Equities
Common Stock
Basic Materials	$3,437,905	$-	$-		$3,437,905
Communications	5,426,432	-	-		5,426,432
Consumer, Cyclical	12,151,025	-	-		12,151,025
Consumer, Non-cyclical	16,703,593	-	-		16,703,593
Diversified	76,426	-	-		76,426
Energy	4,925,045	-	-	+	4,925,045
Financial	18,781,505	-	-		18,781,505
Industrial	12,306,310	-	-		12,306,310
Technology	7,613,039	-	-		7,613,039
Utilities	2,893,996	-	-		2,893,996

Total Common Stock	84,315,276	-	-		84,315,276

Total Equities	84,315,276	-	-		84,315,276

Total Mutual Funds	9,021,792	-	-		9,021,792

Total Long-Term Investments	93,337,068	-	-		93,337,068

Total Short-Term Investments	-	2,549,174	-		2,549,174

Total Investments	$93,337,068	$2,549,174	$-		$95,886,242

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Growth Equity II Fund
Equities
Common Stock
Basic Materials	$60,931,640	$-	$-	$60,931,640
Communications	128,742,610	-	296,059	129,038,669
Consumer, Cyclical	230,676,450	1,635,066	-	232,311,516
Consumer, Non-cyclical	408,851,701	-	-	408,851,701
Energy	88,477,455	-	-	88,477,455
Financial	99,860,444	-	-	99,860,444
Industrial	250,264,836	-	-	250,264,836
Technology	192,474,241	-	-	192,474,241
Utilities	17,495,450	-	-	17,495,450

Total Common Stock	1,477,774,827	1,635,066	296,059	1,479,705,952

Preferred Stock
Communications	-	-	3,734,487	3,734,487
Technology	-	2,817,647	-	2,817,647

Total Preferred Stock	-	2,817,647	3,734,487	6,552,134

Total Equities	1,477,774,827	4,452,713	4,030,546	1,486,258,086

Total Mutual Funds	58,157,727	-	-	58,157,727

Total Long-Term Investments	1,535,932,554	4,452,713	4,030,546	1,544,415,813

Total Short-Term Investments	-	35,362,394	-	35,362,394

Total Investments	$1,535,932,554	$39,815,107	$4,030,546	$1,579,778,207

Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$22,899,049	$-	$-	$22,899,049
Communications	71,098,241	-	300,294	71,398,535
Consumer, Cyclical	125,162,283	-	-	125,162,283
Consumer, Non-cyclical	154,964,751	3,167,460	-	158,132,211
Energy	57,140,885	-	-	57,140,885
Financial	96,366,645	-	-	96,366,645
Industrial	116,109,664	-	-	116,109,664
Technology	95,188,969	-	-	95,188,969
Utilities	2,296,501	-	-	2,296,501

Total Common Stock	741,226,988	3,167,460	300,294	744,694,742

Total Equities	741,226,988	3,167,460	300,294	744,694,742

Total Mutual Funds	85,555,177	-	-	85,555,177

Total Long-Term Investments	826,782,165	3,167,460	300,294	830,249,919

Total Short-Term Investments	-	24,103,987	-	24,103,987

Total Investments	$826,782,165	$27,271,447	$300,294	$854,353,906

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified International Fund
Equities
Common Stock
Basic Materials	$1,032,856	$9,776,490	$-	$10,809,346
Communications	-	11,016,075	-	11,016,075
Consumer, Cyclical	-	17,283,165	-	17,283,165
Consumer, Non-cyclical	569,286	17,459,412	-	18,028,698
Diversified	-	2,524,776	-	2,524,776
Energy	-	14,119,464	-	14,119,464
Financial	-	49,474,822	-	49,474,822
Industrial	-	11,338,499	-	11,338,499
Technology	-	6,263,151	-	6,263,151
Utilities	-	4,493,554	-	4,493,554

Total Common Stock	1,602,142	143,749,408	-	145,351,550

Preferred Stock
Consumer, Cyclical	-	2,563,081	-	2,563,081

Total Preferred Stock	-	2,563,081	-	2,563,081

Total Equities	1,602,142	146,312,489	-	147,914,631

Rights
Energy	31,696	-	-	31,696

Total Rights	31,696	-	-	31,696

Total Mutual Funds	8,570,795	-	-	8,570,795

Total Long-Term Investments	10,204,633	146,312,489	-	156,517,122

Total Short-Term Investments	-	4,855,527	-	4,855,527

Total Investments	$10,204,633	$151,168,016	$-	$161,372,649

MSCI EAFE International Index Fund
Equities
Common Stock
Basic Materials	$-	$11,215,473	$-	$11,215,473
Communications	-	8,377,759	-	8,377,759
Consumer, Cyclical	-	13,577,175	-	13,577,175
Consumer, Non-cyclical	963	27,376,118	-	27,377,081
Diversified	-	1,444,605	-	1,444,605
Energy	-	9,321,239	-	9,321,239
Financial	-	30,369,880	-	30,369,880
Industrial	-	14,334,913	-	14,334,913
Technology	-	2,965,636	-	2,965,636
Utilities	-	4,799,254	-	4,799,254

Total Common Stock	963	123,782,052	-	123,783,015

Preferred Stock
Communications	-	26,507	-	26,507
Consumer, Cyclical	-	552,157	-	552,157

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
MSCI EAFE International Index Fund (Continued)
Consumer, Non-cyclical	$-	$169,009	$-	$169,009
Utilities	-	15,652	-	15,652

Total Preferred Stock	-	763,325	-	763,325

Total Equities	963	124,545,377	-	124,546,340

Rights
Consumer, non-cyclical	-	-	3,727	3,727
Energy	5,692	-	-	5,692

Total Rights	5,692	-	3,727	9,419

Total Mutual Funds	6,362,863	-	-	6,362,863

Total Long-Term Investments	6,369,518	124,545,377	3,727	130,918,622

Total Short-Term Investments	-	2,546,563	-	2,546,563

Total Investments	$6,369,518	$127,091,940	$3,727	$133,465,185

Overseas Fund
Equities
Common Stock
Basic Materials	$918,912	$46,749,238	$-	$47,668,150
Communications	4,267,706	23,652,215	-	27,919,921
Consumer, Cyclical	4,651,515	71,485,488	-	76,137,003
Consumer, Non-cyclical	1,668,297	106,094,622	-	107,762,919
Diversified	-	8,287,540	-	8,287,540
Energy	-	24,785,180	-	24,785,180
Financial	10,996,219	137,539,491	-	148,535,710
Industrial	6,537,248	56,566,168	-	63,103,416
Technology	7,998,192	31,850,461	-	39,848,653
Utilities	-	5,189,106	-	5,189,106

Total Common Stock	37,038,089	512,199,509	-	549,237,598

Preferred Stock
Consumer, Cyclical	-	2,280,518	-	2,280,518

Total Preferred Stock	-	2,280,518	-	2,280,518

Total Equities	37,038,089	514,480,027	-	551,518,116

Rights
Energy	28,200	-	-	28,200

Total Rights	28,200	-	-	28,200

Bonds & Notes
Total Corporate Debt	-	1,256,368	-	1,256,368

Total Bonds & Notes	-	1,256,368	-	1,256,368

Total Mutual Funds	30,860,899	-	-	30,860,899

Total Long-Term Investments	67,927,188	515,736,395	-	583,663,583

Total Short-Term Investments	-	11,633,712	-	11,633,712

Total Investments	$67,927,188	$527,370,107	$-	$595,297,295

+	Represents security at $0 value as of December 31, 2012.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2012, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$2,747,837	$-	$2,747,837
Futures Contracts
Interest Rate Risk	431,753	-	-	431,753
Swap Agreements
Credit Risk	-	2,304,144	-	2,304,144
Interest Rate Risk	-	3,951,216	-	3,951,216
Strategic Bond Fund
Forward Contracts
Foreign Exchange Risk	-	148,689	-	148,689
Futures Contracts
Interest Rate Risk	101,995	-	-	101,995
Swap Agreements
Interest Rate Risk	-	11,328	-	11,328
S&P Mid Cap Index Fund
Futures Contracts
Equity Risk	36,338	-	-	36,338
Russell 2000 Small Cap Index
Futures Contracts
Equity Risk	67,659	-	-	67,659
Diversified International Fund
Forward Contracts
Foreign Exchange Risk	-	1,749,385	-	1,749,385
Futures Contracts
Equity Risk	61,435	-	-	61,435
MSCI EAFE International Index Fund
Forward Contracts
Foreign Exchange Risk	-	8,117	-	8,117
Futures Contracts
Equity Risk	46,594	-	-	46,594
Overseas Fund
Forward Contracts
Foreign Exchange Risk	-	2,773,239	-	2,773,239
Futures Contracts
Equity Risk	43,868	-	-	43,868

Notes to Financial Statements (Continued)

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$(4,197,570)	$-	$(4,197,570)
Futures Contracts
Interest Rate Risk	(296,260)	-	-	(296,260)
Swap Agreements
Credit Risk	-	(1,920,486)	-	(1,920,486)
Written Options
Interest Rate Risk	-	(38,581)	-	(38,581)
Strategic Bond Fund
Forward Contracts
Foreign Exchange Risk	-	(201,455)	-	(201,455)
Futures Contracts
Interest Rate Risk	(80,530)	-	-	(80,530)
Swap Agreements
Credit Risk	-	(99)	-	(99)
Written Options
Interest Rate Risk	(531)	-	-	(531)
S&P 500 Index Fund
Futures Contracts
Equity Risk	(3,582)	-	-	(3,582)
Diversified International Fund
Forward Contracts
Foreign Exchange Risk	-	(1,334,427)	-	(1,334,427)
Futures Contracts
Equity Risk	(2,169)	-	-	(2,169)
MSCI EAFE International Index Fund
Forward Contracts
Foreign Exchange Risk	-	(16,307)	-	(16,307)
Overseas Fund
Forward Contracts
Foreign Exchange Risk	-	(1,488,929)	-	(1,488,929)
Futures Contracts
Equity Risk	(1,576)	-	-	(1,576)

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased on a when-issued basis for the PIMCO Total Return Fund and Strategic Bond Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012. The liabilities shown in the Statements of Assets and Liabilities related to securities on loan for the Large Cap Value Fund, Fundamental Growth Fund, Growth Opportunities Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012. The assets shown in the Statements of Assets and Liabilities related to collateral held for open futures contracts for the PIMCO Total Return Fund, Strategic Bond Fund, Diversified International Fund, and Overseas Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012. The liabilities shown in the Statements of Assets and Liabilities related to collateral pledged for open swap agreements and collateral held for when-issued securities for the PIMCO Total Return Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012.

Notes to Financial Statements (Continued)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2012. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/12		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 12/31/12
PIMCO Total Return Fund
Long-Term Investments
Bonds & Notes
Corporate Debt†	$-	$-	$606,250	$4,938,290	$-		$(5,356,250)	$49,214,856	**	$-		$49,403,146		$4,938,290

Strategic Bond Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$670,500	$-	$(2,265,249)	$2,285,349	$-		$(690,600)	$-		$-		$-		$-

Large Cap Value Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$4,335	$-	$-	$(4,335)	$-		$-	$-		$-		$-	***	$(4,335)
Bonds & Notes
Corporate Debt	417,040	-	(1,363,177)	1,148,642	-		(202,505)	-		-		-		-

	$421,375	$-	$(1,363,177)	$1,144,307	$-		$(202,505)	$-		$-		$-		$(4,335)

Blue Chip Growth Fund
Long-Term Investments
Equities
Common Stock
Communications	$3,918,959	$-	$-	$-	$-		$-	$-		$(3,918,959	)‡	$-		$-

Russell 2000 Small Cap Index Fund
Long-Term Investments
Equities
Common Stock
Energy	$-	$-	$-	$-	$-	***	$-	$-		$-		$-	***	$-

Mid Cap Growth Equity II Fund
Long-Term Investments
Equities
Common Stock
Communications	$-	$-	$-	$-	$296,059		$-	$-		$-		$296,059		$-
Preferred Stock
Communications	7,278,537	-		(5,717,698)	2,173,648		-	-		-		3,734,487		(5,717,698)

	$7,278,537	$-	$-	$(5,717,698)	$2,469,707		$-	$-		$-		$4,030,546		$(5,717,698)

Small Cap Growth Equity Fund
Long-Term Investments
Equities
Common Stock
Communications	$-	$-	$-	$(92)	$300,386		$-	$-		$-		$300,294		$(92)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 12/31/12
MSCI EAFE International Index Fund
Long-Term Investments
Equities
Rights
Consumer, Non-cyclical	$-	$-	$-	$2,134	$1,593	$-	$-	$-	$3,727	$2,134

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
***	Represents security at $0 value as of December 31, 2012.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
‡	Transfers occurred between Level 3 and Level 2 as a result of securities receiving a price directly from a pricing service rather than being fair valued.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2012, the following tables show how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	Diversified Value Fund	Large Cap Value Fund	S&P 500 Index Fund	Fundamental Growth Fund	Blue Chip Growth Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A
Directional Exposures to Currencies	A	A

Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A			A	A

Interest Rate Swaps***
Hedging/Risk Management	A	A
Duration Management	A	A
Substitution for Direct Investment	A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	Diversified Value Fund	Large Cap Value Fund	S&P 500 Index Fund	Fundamental Growth Fund	Blue Chip Growth Fund
Total Return Swaps****
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		A
Market Access		A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A
Income		A
Substitution for Direct Investment	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investments	A	A

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	M
Directional Investment	M

Options (Written)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment		M
Directional Investment		A

Rights and Warrants
Directional Investment		A
Result of a Corporate Action			A	A	A		A

Type of Derivative and Objective for Use	Growth Opportunities Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Mid Cap Growth Equity II Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management					A		A
Directional Exposure to Currencies						A

Futures Contracts**
Hedging/Risk Management		M	M		A	M	A
Substitution for Direct Investment		A	A		M	A	M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Growth Opportunities Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Mid Cap Growth Equity II Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Rights and Warrants
Directional Investment	M
Result of a Corporate Action	A		A	A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At December 31, 2012, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$-	$2,747,837	$-	$2,747,837
Futures Contracts^^	-	-	-	431,753	431,753
Swap Agreements*,^^	2,304,144	-	-	3,951,216	6,255,360

Total Value	$2,304,144	$-	$2,747,837	$4,382,969	$9,434,950

Liability Derivatives
Forward Contracts^	$-	$-	$(4,197,570)	$-	$(4,197,570)
Futures Contracts^^	-	-	-	(296,260)	(296,260)
Swap Agreements^,^^	(1,920,486)	-	-	-	(1,920,486)
Written Options^	-	-	-	(38,581)	(38,581)

Total Value	$(1,920,486)	$-	$(4,197,570)	$(334,841)	$(6,452,897)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(359,518)	$-	$(359,518)
Futures Contracts	-	-	-	4,708,169	4,708,169
Swap Agreements	(6,090,147)	-	-	4,433,110	(1,657,037)
Purchased Options	-	-	-	314,176	314,176
Written Options	-	-	-	3,188,729	3,188,729

Total Realized Gain (Loss)	$(6,090,147)	$-	$(359,518)	$12,644,184	$6,194,519

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(7,205,642)	$-	$(7,205,642)
Futures Contracts	-	-	-	(2,640,506)	(2,640,506)
Swap Agreements	7,381,445	-	-	(495,670)	6,885,775
Purchased Options	-	-	-	(121,000)	(121,000)
Written Options	-	-	-	(1,174,100)	(1,174,100)

Total Change in Appreciation (Depreciation)	$7,381,445	$-	$(7,205,642)	$(4,431,276)	$(4,255,473)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$392,814,846	$-	$392,814,846
Futures Contracts	-	-	-	1,480	1,480
Swap Agreements	$401,284,167	$-	$-	$170,016,667	$574,300,834
Purchased Options	-	-	-	76,700,000	76,700,000
Written Options	-	-	-	268,475,292	268,475,292

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$148,689	$-	$148,689
Futures Contracts^^	-	-	-	101,995	101,995
Swap Agreements*	-	-	-	11,328	11,328
Purchased Options*	-	-	-	19,369	19,369
Warrants*	-	3,813	-	-	3,813

Total Value	$-	$3,813	$148,689	$132,692	$285,194

Liability Derivatives
Forward Contracts^	$-	$-	$(201,455)	$-	$(201,455)
Futures Contracts^^	-	-	-	(80,530)	(80,530)
Swap Agreements^	(99)	-	-	-	(99)
Written Options^	-	-	-	(531)	(531)

Total Value	$(99)	$-	$(201,455)	$(81,061)	$(282,615)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$366,403	$-	$366,403
Futures Contracts	-	-	-	(757,472)	(757,472)
Swap Agreements	13,301	-	-	(66,246)	(52,945)
Purchased Options	-	-	-	(208,333)	(208,333)
Written Options	-	-	-	206,838	206,838

Total Realized Gain (Loss)	$13,301	$-	$366,403	$(825,213)	$(445,509)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(339,732)	$-	$(339,732)
Futures Contracts	-	-	-	101,533	101,533
Swap Agreements	6,764	-	-	18,863	25,627
Purchased Options	-	-	-	(14,164)	(14,164)
Written Options	-	-	-	(4,590)	(4,590)
Warrants	-	2,371	-	-	2,371

Total Change in Appreciation (Depreciation)	$6,764	$2,371	$(339,732)	$101,642	$(228,955)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$8,722,499	$-	$8,722,499
Futures Contracts	-	-	-	497	497
Swap Agreements	$1,654,545	$990,778	$-	$16,643,333	$19,288,656
Purchased Options	-	-	-	1,946,603	1,946,603
Written Options	-	-	-	5,012,956	5,012,956
Warrants	-	258	-	-	258

Diversified Value Fund
Realized Gain (Loss)#
Rights	$-	$1,006	$-	$-	$1,006
Warrants	-	25,468	-	-	25,468

Total Realized Gain (Loss)	$-	$26,474	$-	$-	$26,474

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	1,790	-	-	1,790
Warrants	-	36,824	-	-	36,824

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Large Cap Value Fund
Realized Gain (Loss)#
Rights	$-	$360	$-	$-	$360

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	2,360	-	-	2,360

S&P 500 Index Fund
Liability Derivatives
Futures Contracts^	$-	$(3,582)	$-	$-	$(3,582)

Realized Gain (Loss)#
Futures Contracts	$-	$9,319,991	$-	$-	$9,319,991
Warrants	-	(27,696)	-	-	(27,696)

Total Realized Gain (Loss)	$-	$9,292,295	$-	$-	$9,292,295

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(239,292)	$-	$-	$(239,292)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	147	-	-	147
Warrants	-	89,287	-	-	89,287

Fundamental Growth Fund
Realized Gain (Loss)#
Futures Contracts	$-	$201,407	$-	$-	$201,407

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$1,273	$-	$-	$1,273

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	32	-	-	32

Blue Chip Growth Fund
Realized Gain (Loss)#
Rights	$-	$5,925	$-	$-	$5,925

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	1,110	-	-	1,110

Growth Opportunities Fund
Asset Derivatives
Warrants*	$-	$470,973	$-	$-	$470,973

Realized Gain (Loss)#
Rights	$-	$3,039	$-	$-	$3,039

Change in Appreciation (Depreciation)##
Warrants	$-	$227,629	$-	$-	$227,629

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	2,631	-	-	2,631
Warrants	-	122,459	-	-	122,459

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$36,338	$-	$-	$36,338

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
S&P Mid Cap Index Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$79,921	$-	$-	$79,921

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$36,338	$-	$-	$36,338

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	21	-	-	21

Russell 2000 Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$67,659	$-	$-	$67,659

Realized Gain (Loss)#
Futures Contracts	$-	$(21,188)	$-	$-	$(21,188)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$67,659	$-	$-	$67,659

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	22	-	-	22
Rights	-	13,266	-	-	13,266

Mid Cap Growth Equity II Fund
Realized Gain (Loss)#
Rights	$-	$14,924	$-	$-	$14,924

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	2,784	-	-	2,784

Diversified International Fund
Asset Derivatives
Forward Contracts*	$-	$-	$1,749,385	$-	$1,749,385
Futures Contracts^^	-	61,435	-	-	61,435
Rights*	-	31,696	-	-	31,696

Total Value	$-	$93,131	$1,749,385	$-	$1,842,516

Liability Derivatives
Forward Contracts^	$-	$-	$(1,334,427)	$-	$(1,334,427)
Futures Contracts^^	-	(2,169)	-	-	(2,169)

Total Value	$-	$(2,169)	$(1,334,427)	$-	$(1,336,596)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$283,741	$-	$283,741
Futures Contracts	-	127,641	-	-	127,641
Rights	-	(2,893)	-	-	(2,893)

Total Realized Gain (Loss)	$-	$124,748	$283,741	$-	$408,489

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$90,908	$-	$90,908
Futures Contracts	-	54,433	-	-	54,433
Rights	-	(811)	-	-	(811)

Total Change in Appreciation (Depreciation)	$-	$53,622	$90,908	$-	$144,530

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified International Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$65,379,404	$-	$65,379,404
Futures Contracts	-	61	-	-	61
Rights	-	103,471	-	-	103,471

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$8,117	$-	$8,117
Futures Contracts^^	-	46,594	-	-	46,594
Rights*	-	9,419	-	-	9,419

Total Value	$-	$56,013	$8,117	$-	$64,130

Liability Derivatives
Forward Contracts^	$-	$-	$(16,307)	$-	$(16,307)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$9,739	$-	$9,739
Futures Contracts	-	179,463	-	-	179,463
Rights	-	435	-	-	435

Total Realized Gain (Loss)	$-	$179,898	$9,739	$-	$189,637

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(8,190)	$-	$(8,190)
Futures Contracts	-	46,594	-	-	46,594
Rights	-	1,989	-	-	1,989

Total Change in Appreciation (Depreciation)	$-	$48,583	$(8,190)	$-	$40,393

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$949,250	$-	$949,250
Futures Contracts	-	21	-	-	21
Rights	-	53,011	-	-	53,011

Overseas Fund
Asset Derivatives
Forward Contracts*	$-	$-	$2,773,239	$-	$2,773,239
Futures Contracts^^	-	43,868	-	-	43,868
Rights*	-	28,200	-	-	28,200

Total Value	$-	$72,068	$2,773,239	$-	$2,845,307

Liability Derivatives
Forward Contracts^	$-	$-	$(1,488,929)	$-	$(1,488,929)
Futures Contracts^^	-	(1,576)	-	-	(1,576)

Total Value	$-	$(1,576)	$(1,488,929)	$-	$(1,490,505)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$3,685,174	$-	$3,685,174
Futures Contracts	-	(44,651)	-	-	(44,651)
Rights	-	(14,402)	-	-	(14,402)

Total Realized Gain (Loss)	$-	$(59,053)	$3,685,174	$-	$3,626,121

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(2,374,821)	$-	$(2,374,821)
Futures Contracts	-	42,292	-	-	42,292
Rights	-	(720)	-	-	(720)

Total Change in Appreciation (Depreciation)	$-	$41,572	$(2,374,821)	$-	$(2,333,249)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$109,184,739	$-	$109,184,739
Futures Contracts	-	41	-	-	41
Rights	-	621,222	-	-	621,222

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2012.

The Russell 2000 Small Cap Index Fund had no realized gain (loss) on rights during the year ended December 31, 2012.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2012, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency

Notes to Financial Statements (Continued)

exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2012. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
	Barclays Bank PLC	1,540,975	Brazilian Real	2/04/13	$750,000	$749,446	$(554)

	Credit Suisse International	2,012,000	Euro	3/18/13	2,650,601	2,657,495	6,894

	Goldman Sachs & Co.	110,000,000	Mexican Peso	4/03/13	8,327,340	8,438,624	111,284

	JP Morgan Chase Bank	115,422,071	Mexican Peso	4/03/13	8,941,144	8,854,578	(86,566)

	Royal Bank of Scotland PLC	7,979,000	Euro	3/18/13	10,437,769	10,538,845	101,076

	UBS AG	21,196,310	Brazilian Real	2/04/13	10,289,409	10,308,738	19,329
	UBS AG	37,240,800	Chinese Yuan Renminbi	2/01/13	5,900,000	5,965,878	65,878
	UBS AG	4,414,102	Mexican Peso	4/03/13	336,826	338,627	1,801

					16,526,235	16,613,243	87,008

					$47,633,089	$47,852,231	$219,142

SELLS
	Barclays Bank PLC	1,064,000	Canadian Dollar	3/21/13	$1,076,651	$1,067,906	$8,745
	Barclays Bank PLC	5,691,100	Chinese Yuan Renminbi	2/01/13	901,774	911,699	(9,925)
	Barclays Bank PLC	8,733,000	Euro	3/18/13	11,508,583	11,534,746	(26,163)
	Barclays Bank PLC	75,880,000	Japanese Yen	1/17/13	891,654	875,930	15,724

					14,378,662	14,390,281	(11,619)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund (Continued)
SELLS (Continued)
	Credit Suisse International	8,183,500	Chinese Yuan Renminbi	2/01/13	$1,300,000	$1,310,975	$(10,975)
	Credit Suisse International	700,000	Euro	6/02/14	887,600	929,415	(41,815)

					2,187,600	2,240,390	(52,790)

	Goldman Sachs & Co.	656,924,000	Japanese Yen	1/17/13	7,974,808	7,583,288	391,520

	JP Morgan Chase Bank	25,641,000	British Pound	3/12/13	41,065,266	41,643,785	(578,519)
	JP Morgan Chase Bank	800,000,000	Japanese Yen	2/25/13	9,995,002	9,237,814	757,188
	JP Morgan Chase Bank	9,767,793	Mexican Peso	4/03/13	747,373	749,334	(1,961)

					51,807,641	51,630,933	176,708

	Royal Bank of Scotland PLC	50,203,000	Canadian Dollar	3/21/13	50,862,689	50,387,278	475,411
	Royal Bank of Scotland PLC	93,042,000	Euro	3/18/13	120,141,692	122,891,991	(2,750,299)

					171,004,381	173,279,269	(2,274,888)

	UBS AG	1,700,000	British Pound	3/12/13	2,730,812	2,760,986	(30,174)
	UBS AG	23,366,200	Chinese Yuan Renminbi	2/01/13	3,700,000	3,743,204	(43,204)
	UBS AG	3,000,000	Euro	2/28/13	3,776,718	3,961,781	(185,063)
	UBS AG	541,000	Euro	3/18/13	708,426	714,565	(6,139)
	UBS AG	1,200,000	Euro	9/04/13	1,514,844	1,587,714	(72,870)
	UBS AG	35,854,658	Euro	9/20/13	47,094,197	47,447,540	(353,343)
	UBS AG	810,000,000	Japanese Yen	2/12/13	10,145,316	9,352,329	792,987

					69,670,313	69,568,119	102,194

					$317,023,405	$318,692,280	$(1,668,875)

Strategic Bond Fund
BUYS
	JP Morgan Chase Bank	1,830,000	Brazilian Real	2/15/13	$886,199	$888,850	$2,651

SELLS
	Citibank N.A.	1,122,000	British Pound	2/15/13	$1,788,833	$1,822,410	$(33,577)
	Citibank N.A.	153,000	Euro	1/25/13	199,589	201,990	(2,401)
	Citibank N.A.	2,103,365	Euro	2/15/13	2,681,286	2,777,369	(96,083)
	Citibank N.A.	223,794,000	Japanese Yen	2/15/13	2,730,044	2,584,006	146,038

					7,399,752	7,385,775	13,977

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Bond Fund (Continued)
SELLS (Continued)
Morgan Stanley & Co.	1,270,000	Euro	2/15/13	$1,623,949	$1,676,959	$(53,010)

UBS AG	466,893	Euro	2/15/13	600,121	616,505	(16,384)

				$9,623,822	$9,679,239	$(55,417)

Diversified International Fund
BUYS
Barclays Bank PLC	85,708,489	Japanese Yen	1/10/13	$1,083,679	$989,330	$(94,349)
Barclays Bank PLC	2,412,000	Swedish Krona	1/10/13	368,026	370,836	2,810

				1,451,705	1,360,166	(91,539)

BNP Paribas SA	10,245,303	Australian Dollar	1/10/13	10,420,385	10,633,708	213,323
BNP Paribas SA	1,324,783	British Pound	1/10/13	2,131,170	2,152,003	20,833
BNP Paribas SA	1,937,486	Euro	1/10/13	2,507,498	2,557,538	50,040
BNP Paribas SA	5,704,707	Hong Kong Dollar	1/10/13	735,740	736,033	293
BNP Paribas SA	29,239,333	Japanese Yen	1/10/13	354,592	337,509	(17,083)
BNP Paribas SA	1,114,437	Swedish Krona	1/10/13	167,483	171,341	3,858
BNP Paribas SA	7,668,054	Swiss Franc	1/10/13	8,244,085	8,384,622	140,537

				24,560,953	24,972,754	411,801

Citibank N.A.	1,223,928	Swedish Krona	1/10/13	186,341	188,175	1,834
Citibank N.A.	138,500	Swiss Franc	1/10/13	152,220	151,443	(777)

				338,561	339,618	1,057

Credit Suisse Securities LLC	182,982	Canadian Dollar	1/10/13	183,952	183,928	(24)
Credit Suisse Securities LLC	701,712	Euro	1/10/13	909,062	926,280	17,218
Credit Suisse Securities LLC	107,254,075	Japanese Yen	1/10/13	1,359,592	1,238,030	(121,562)

				2,452,606	2,348,238	(104,368)

Merrill Lynch International	195,500	Euro	1/10/13	255,460	258,066	2,606

Morgan Stanley & Co.	915,592	British Pound	1/10/13	1,476,886	1,487,304	10,418
Morgan Stanley & Co.	395,045	Euro	1/10/13	516,285	521,472	5,187
Morgan Stanley & Co.	116,666,579	Japanese Yen	1/10/13	1,495,713	1,346,679	(149,034)

				3,488,884	3,355,455	(133,429)

Royal Bank of Canada	256,761	British Pound	1/10/13	410,243	417,087	6,844
Royal Bank of Canada	91,244,394	Japanese Yen	1/10/13	1,161,176	1,053,230	(107,946)

				1,571,419	1,470,317	(101,102)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
BUYS (Continued)
	Royal Bank of Scotland PLC	827,459	Euro	1/10/13	$1,063,499	$1,092,270	$28,771

	Societe Generale	206,440	Euro	1/10/13	270,805	272,507	1,702
	Societe Generale	59,498,507	Japanese Yen	1/10/13	741,565	686,789	(54,776)
	Societe Generale	746,326	Swedish Krona	1/10/13	112,983	114,745	1,762

					1,125,353	1,074,041	(51,312)

	Toronto Dominion Bank	223,267	New Zealand Dollar	1/10/13	182,777	184,436	1,659
	Toronto Dominion Bank	3,594,761	Singapore Dollar	1/10/13	2,929,907	2,942,740	12,833

					3,112,684	3,127,176	14,492

	UBS AG	405,318	British Pound	1/10/13	647,225	658,407	11,182
	UBS AG	644,712	Euro	1/10/13	824,961	851,039	26,078
	UBS AG	3,088,423	Swedish Krona	1/10/13	460,441	474,833	14,392

					1,932,627	1,984,279	51,652

	Westpac Banking Corp.	395,430	Australian Dollar	1/10/13	414,365	410,421	(3,944)
	Westpac Banking Corp.	589,384	British Pound	1/10/13	953,440	957,407	3,967
	Westpac Banking Corp.	554,665	Euro	1/10/13	709,610	732,174	22,564
	Westpac Banking Corp.	3,852,182	Swedish Krona	1/10/13	585,871	592,259	6,388
	Westpac Banking Corp.	245,661	Swiss Franc	1/10/13	265,161	268,617	3,456

					2,928,447	2,960,878	32,431

					$44,282,198	$44,343,258	$61,060

SELLS
	Barclays Bank PLC	1,331,152	British Pound	1/10/13	$2,147,773	$2,162,349	$(14,576)
	Barclays Bank PLC	2,965,404	Euro	1/10/13	3,841,030	3,914,421	(73,391)
	Barclays Bank PLC	98,445,842	Japanese Yen	1/10/13	1,242,392	1,136,357	106,035
	Barclays Bank PLC	2,142,125	Swedish Krona	1/10/13	323,395	329,344	(5,949)
	Barclays Bank PLC	1,353,701	Swiss Franc	1/10/13	1,457,239	1,480,202	(22,963)

					9,011,829	9,022,673	(10,844)

	BNP Paribas SA	450,279	Euro	1/10/13	583,341	594,382	(11,041)
	BNP Paribas SA	103,086,320	Japanese Yen	1/10/13	1,279,237	1,189,922	89,315

					1,862,578	1,784,304	78,274

	Citibank N.A.	3,872,181	British Pound	1/10/13	6,265,693	6,290,046	(24,353)
	Citibank N.A.	1,113,367	Canadian Dollar	1/10/13	1,132,703	1,119,122	13,581
	Citibank N.A.	2,167,660	Euro	1/10/13	2,822,467	2,861,375	(38,908)

					10,220,863	10,270,543	(49,680)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
SELLS (Continued)
Credit Suisse Securities LLC	236,877	British Pound	1/10/13	$379,105	$384,788	$(5,683)
Credit Suisse Securities LLC	407,749,309	Japanese Yen	1/10/13	5,198,019	4,706,636	491,383
Credit Suisse Securities LLC	3,509,624	Norwegian Krone	1/10/13	615,111	631,323	(16,212)
Credit Suisse Securities LLC	9,588,283	Swedish Krona	1/10/13	1,446,814	1,474,164	(27,350)

				7,639,049	7,196,911	442,138

Merrill Lynch International	291,104	Euro	1/10/13	379,105	384,266	(5,161)

Morgan Stanley & Co.	186,167	British Pound	1/10/13	299,694	302,413	(2,719)
Morgan Stanley & Co.	171,010	Euro	1/10/13	221,720	225,738	(4,018)
Morgan Stanley & Co.	1,062,370	Swiss Franc	1/10/13	1,136,877	1,161,646	(24,769)

				1,658,291	1,689,797	(31,506)

Royal Bank of Canada	277,413	British Pound	1/10/13	448,774	450,635	(1,861)
Royal Bank of Canada	344,810	Euro	1/10/13	448,801	455,159	(6,358)
Royal Bank of Canada	91,000,000	Japanese Yen	1/10/13	1,075,842	1,050,410	25,432

				1,973,417	1,956,204	17,213

Societe Generale	248,521	Euro	1/10/13	324,191	328,055	(3,864)
Societe Generale	26,262,472	Japanese Yen	1/10/13	319,925	303,147	16,778

				644,116	631,202	12,914

UBS AG	616,180	British Pound	1/10/13	984,340	1,000,934	(16,594)
UBS AG	1,213,674	Euro	1/10/13	1,547,818	1,602,085	(54,267)
UBS AG	182,910,795	Japanese Yen	1/10/13	2,319,040	2,111,333	207,707
UBS AG	431,000	Swiss Franc	1/10/13	459,562	471,276	(11,714)

				5,310,760	5,185,628	125,132

Westpac Banking Corp.	2,974,777	Hong Kong Dollar	1/10/13	383,953	383,812	141
Westpac Banking Corp.	35,156,161	Japanese Yen	1/10/13	448,425	405,806	42,619
Westpac Banking Corp.	199,000	Swiss Franc	1/10/13	212,724	217,596	(4,872)

				1,045,102	1,007,214	37,888

				$39,745,110	$39,128,742	$616,368

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards
Barclays Bank PLC	1,130,227	USD/Euro	1/10/13	$1,464,097	$1,491,933	$27,836
	11,443,908	Hong Kong Dollar/USD	1/10/13	1,464,097	1,476,516	(12,419)

					$2,968,449	$15,417

BNP Paribas SA	181,623	USD/British Pound	1/10/13	$290,988	$295,032	$4,044
	223,581	Euro/USD	1/10/13	290,988	295,134	(4,146)

					$590,166	$(102)

Citibank N.A.	335,999	USD/British Pound	1/10/13	$538,203	$545,803	$7,600
	520,883	Australian Dollar/USD	1/10/13	538,203	540,630	(2,427)

					$1,086,433	$5,173

Credit Suisse Securities LLC	24,778,688	USD/Japanese Yen	1/10/13	$300,202	$286,019	$(14,183)
	229,317	Euro/USD	1/10/13	300,202	302,705	(2,503)

					$588,724	$(16,686)

Credit Suisse Securities LLC	32,248,540	USD/Japanese Yen	1/10/13	$405,056	$372,244	$(32,812)
	394,076	Australian Dollar/USD	1/10/13	405,056	409,015	(3,959)

					$781,259	$(36,771)

Credit Suisse Securities LLC	1,283,734	USD/British Pound	1/10/13	$2,067,197	$2,085,322	$18,125
	1,915,510	Swiss Franc/USD	1/10/13	2,067,197	2,094,512	(27,315)

					$4,179,834	$(9,190)

Credit Suisse Securities LLC	168,949,678	USD/Japanese Yen	1/10/13	$2,136,023	$1,950,180	$(185,843)
	16,539,227	Hong Kong Dollar/USD	1/10/13	2,136,023	2,133,925	2,098

					$4,084,105	$(183,745)

Royal Bank of Canada	3,806,063	USD/Swedish Krona	1/10/13	$560,321	$585,168	$24,847
	45,554,007	Japanese Yen/USD	1/10/13	560,321	525,828	34,493

					$1,110,996	$59,340

Societe Generale	77,432,943	USD/Japanese Yen	1/10/13	$946,150	$893,806	$(52,344)
	875,358	Swiss Franc/USD	1/10/13	946,150	957,159	(11,009)

					$1,850,965	$(63,353)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards (Continued)
	UBS AG	41,181,950	USD/Japanese Yen	1/10/13	$506,014	$475,362	$(30,652)
		475,214	Swiss Franc/USD	1/10/13	506,014	519,622	(13,608)

						$994,984	$(44,260)

	UBS AG	5,652,862	USD/Norwegian Krone	1/10/13	$1,005,928	$1,016,855	$10,927
		930,068	Swiss Franc/USD	1/10/13	1,005,928	1,016,982	(11,054)

						$2,033,837	$(127)

	Westpac Banking Corp.	916,235	USD/British Pound	1/10/13	$1,472,481	$1,488,350	$15,869
		11,443,908	Hong Kong Dollar/USD	1/10/13	1,472,481	1,476,516	(4,035)

						$2,964,866	$11,834

MSCI EAFE International Index Fund
BUYS
	Morgan Stanley & Co.	396,452	British Pound	3/20/13	$640,000	$643,861	$3,861
	Morgan Stanley & Co.	271,647	Euro	3/20/13	360,000	358,805	(1,195)
	Morgan Stanley & Co.	27,415,575	Japanese Yen	3/21/13	330,000	316,635	(13,365)

					1,330,000	1,319,301	(10,699)

	UBS AG	322,428	Euro	3/20/13	422,000	425,879	3,879

					$1,752,000	$1,745,180	$(6,820)

SELLS
	UBS AG	155,011	British Pound	3/20/13	$250,000	$251,747	$(1,747)
	UBS AG	132,205	Euro	3/20/13	175,000	174,623	377

					$425,000	$426,370	$(1,370)

Overseas Fund
BUYS
	Barclays Bank PLC	54,043,000	Japanese Yen	1/10/13	$677,910	$623,816	$(54,094)
	Barclays Bank PLC	1,532,750	Swedish Krona	1/10/13	233,869	235,655	1,786

					911,779	859,471	(52,308)

	BNP Paribas SA	9,491,290	Australian Dollar	1/10/13	9,664,423	9,851,110	186,687
	BNP Paribas SA	1,090,471	British Pound	1/10/13	1,757,217	1,771,382	14,165
	BNP Paribas SA	1,606,885	Euro	1/10/13	2,082,121	2,121,135	39,014
	BNP Paribas SA	4,988,536	Hong Kong Dollar	1/10/13	643,375	643,631	256
	BNP Paribas SA	26,040,320	Japanese Yen	1/10/13	315,796	300,582	(15,214)
	BNP Paribas SA	1,207,773	Swedish Krona	1/10/13	184,349	185,691	1,342
	BNP Paribas SA	6,769,128	Swiss Franc	1/10/13	7,277,615	7,401,693	124,078

					21,924,896	22,275,224	350,328

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
BUYS (Continued)
	Citibank N.A.	103,407,970	Japanese Yen	1/10/13	$1,324,289	$1,193,635	$(130,654)
	Citibank N.A.	2,362,916	Swedish Krona	1/10/13	360,150	363,290	3,140
	Citibank N.A.	121,750	Swiss Franc	1/10/13	133,811	133,127	(684)

					1,818,250	1,690,052	(128,198)

	Credit Suisse Securities LLC	627,959	British Pound	1/10/13	1,009,603	1,020,068	10,465
	Credit Suisse Securities LLC	886,931	Euro	1/10/13	1,156,075	1,170,775	14,700
	Credit Suisse Securities LLC	1,123,504	Hong Kong Dollar	1/10/13	144,949	144,957	8
	Credit Suisse Securities LLC	133,108,258	Japanese Yen	1/10/13	1,644,743	1,536,463	(108,280)

					3,955,370	3,872,263	(83,107)

	Merrill Lynch International	257,250	Euro	1/10/13	336,149	339,578	3,429

	Morgan Stanley & Co.	36,783,348	Japanese Yen	1/10/13	464,579	424,589	(39,990)

	Royal Bank of Canada	74,736,170	Japanese Yen	1/10/13	951,848	862,677	(89,171)

	Royal Bank of Scotland PLC	519,601	Euro	1/10/13	669,789	685,888	16,099

	Societe General	703,541	British Pound	1/10/13	1,123,394	1,142,845	19,451
	Societe General	988,352	Euro	1/10/13	1,270,374	1,304,654	34,280
	Societe General	1,003,071	Hong Kong Dollar	1/10/13	129,432	129,418	(14)
	Societe General	4,835,270	Swedish Krona	1/10/13	721,618	743,405	21,787
	Societe General	133,312	Swiss Franc	1/10/13	141,313	145,770	4,457

					3,386,131	3,466,092	79,961

	State Street Bank and Trust Co.	260,000,000	Japanese Yen	6/19/13	3,094,033	3,005,131	(88,902)

	Toronto Dominion Bank	3,448,855	Singapore Dollar	1/10/13	2,810,986	2,823,298	12,312

	UBS AG	53,547,609	Japanese Yen	1/10/13	667,618	618,098	(49,520)

	Westpac Banking Corp.	434,665	British Pound	1/10/13	697,626	706,078	8,452
	Westpac Banking Corp.	699,930	Euro	1/10/13	905,000	923,928	18,928

					1,602,626	1,630,006	27,380

					$42,594,054	$42,552,367	$(41,687)

SELLS
	Barclays Bank PLC	402,402	British Pound	1/10/13	$647,409	$653,669	$(6,260)
	Barclays Bank PLC	1,580,556	Euro	1/10/13	2,048,922	2,086,380	(37,458)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
SELLS (Continued)
Barclays Bank PLC	2,168,500	Hong Kong Dollar	1/10/13	$279,794	$279,784	$10
Barclays Bank PLC	72,694,464	Japanese Yen	1/10/13	919,607	839,110	80,497
Barclays Bank PLC	1,897,473	Swedish Krona	1/10/13	286,460	291,730	(5,270)
Barclays Bank PLC	1,700,371	Swiss Franc	1/10/13	1,828,991	1,859,268	(30,277)

				6,011,183	6,009,941	1,242

BNP Paribas SA	649,177	Euro	1/10/13	841,213	856,934	(15,721)
BNP Paribas SA	89,775,702	Japanese Yen	1/10/13	1,114,246	1,036,278	77,968

				1,955,459	1,893,212	62,247

Citibank N.A.	4,187,065	British Pound	1/10/13	6,775,215	6,801,549	(26,334)
Citibank N.A.	765,203	Canadian Dollar	1/10/13	778,493	769,159	9,334
Citibank N.A.	2,729,992	Euro	1/10/13	3,554,668	3,603,670	(49,002)

				11,108,376	11,174,378	(66,002)

Credit Suisse Securities LLC	296,397	British Pound	1/10/13	474,363	481,473	(7,110)
Credit Suisse Securities LLC	433,658,152	Japanese Yen	1/10/13	5,525,930	5,005,700	520,230
Credit Suisse Securities LLC	3,149,862	Norwegian Krone	1/10/13	552,057	566,607	(14,550)
Credit Suisse Securities LLC	6,983,335	Swedish Krona	1/10/13	1,054,835	1,073,663	(18,828)
Credit Suisse Securities LLC	958,559	Swiss Franc	1/10/13	1,025,998	1,048,135	(22,137)

				8,633,183	8,175,578	457,605

Merrill Lynch International	468,322	Euro	1/10/13	609,895	618,199	(8,304)

Morgan Stanley & Co.	169,032	British Pound	1/10/13	272,110	274,579	(2,469)
Morgan Stanley & Co.	210,894	Euro	1/10/13	272,383	278,386	(6,003)
Morgan Stanley & Co.	470,289	Singapore Dollar	1/10/13	385,216	384,987	229

				929,709	937,952	(8,243)

Royal Bank of Canada	208,535	British Pound	1/10/13	337,349	338,748	(1,399)
Royal Bank of Canada	468,977	Euro	1/10/13	608,372	619,063	(10,691)
Royal Bank of Canada	101,300,080	Japanese Yen	1/10/13	1,217,145	1,169,303	47,842

				2,162,866	2,127,114	35,752

Societe General	235,889	Euro	1/10/13	307,713	311,380	(3,667)
Societe General	22,914,972	Japanese Yen	1/10/13	279,146	264,507	14,639

				586,859	575,887	10,972

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
SELLS (Continued)
State Street Bank and Trust Co.	3,287,000	Australian Dollar	3/20/13	$3,245,634	$3,394,350	$(148,716)
State Street Bank and Trust Co.	967,000,000	Japanese Yen	6/19/13	12,444,341	11,176,774	1,267,567
State Street Bank and Trust Co.	5,430,000	Swedish Krona	9/18/13	816,861	830,844	(13,983)
State Street Bank and Trust Co.	7,300,000	Swiss Franc	9/18/13	7,924,446	8,021,749	(97,303)

				24,431,282	23,423,717	1,007,565

UBS AG	479,117	Australian Dollar	1/10/13	497,383	497,281	102
UBS AG	623,909	British Pound	1/10/13	996,688	1,013,490	(16,802)
UBS AG	879,779	Euro	1/10/13	1,121,997	1,161,335	(39,338)
UBS AG	69,512,311	Japanese Yen	1/10/13	872,790	802,378	70,412
UBS AG	299,983	Swiss Franc	1/10/13	319,862	328,016	(8,154)

				3,808,720	3,802,500	6,220

Westpac Banking Corp.	2,693,774	Hong Kong Dollar	1/10/13	347,684	347,556	128
Westpac Banking Corp.	21,141,755	Japanese Yen	1/10/13	269,668	244,039	25,629
Westpac Banking Corp.	190,500	Swiss Franc	1/10/13	203,638	208,302	(4,664)

				820,990	799,897	21,093

				$61,058,522	$59,538,375	$1,520,147

Cross Currency Forwards
Barclays Bank PLC	1,014,992	USD/Euro	1/10/13	$1,314,821	$1,339,820	$24,999
	10,277,115	Hong Kong Dollar/USD	1/10/13	1,314,821	1,325,974	(11,153)

					$2,665,794	$13,846

Citibank N.A.	355,254	USD/British Pound	1/10/13	$569,046	$577,081	$8,035
	4,397,500	Hong Kong Dollar/USD	1/10/13	569,046	567,374	1,672

					$1,144,455	$9,707

Credit Suisse Securities LLC	25,479,427	USD/Japanese Yen	1/10/13	$318,652	$294,108	$(24,544)
	250,616	Euro/USD	1/10/13	318,652	330,821	(12,169)

					$624,929	$(36,713)

Credit Suisse Securities LLC	28,786,745	USD/Japanese Yen	1/10/13	$361,574	$332,284	$(29,290)
	351,773	Australian Dollar/USD	1/10/13	361,574	365,109	(3,535)

					$697,393	$(32,825)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
Cross Currency Forwards (Continued)
Credit Suisse Securities LLC	116,040,367	USD/Japanese Yen	1/10/13	$1,474,839	$1,339,450	$(135,389)
	11,407,598	Hong Kong Dollar/USD	1/10/13	1,474,839	1,471,832	3,007

					$2,811,282	$(132,382)

Credit Suisse Securities LLC	1,044,868	USD/British Pound	1/10/13	$1,682,552	$1,697,304	$14,752
	1,559,089	Swiss Franc/USD	1/10/13	1,682,552	1,704,784	(22,232)

					$3,402,088	$(7,480)

Royal Bank of Canada	2,785,938	USD/Swedish Krona	1/10/13	$410,140	$428,328	$18,188
	33,344,335	Japanese Yen/USD	1/10/13	410,140	384,892	25,248

					$813,220	$43,436

Societe General	77,417,640	USD/Japanese Yen	1/10/13	$945,963	$893,629	$(52,334)
	875,185	Swiss Franc/USD	1/10/13	945,963	956,970	(11,007)

					$1,850,599	$(63,341)

UBS AG	161,728	USD/British Pound	1/10/13	$260,269	$262,714	$2,445
	251,959	Australian Dollar/USD	1/10/13	260,269	261,511	(1,242)

					$524,225	$1,203

UBS AG	204,275	USD/British Pound	1/10/13	$330,047	$331,828	$1,781
	251,470	Euro/USD	1/10/13	330,047	331,948	(1,901)

					$663,776	$(120)

UBS AG	4,882,086	USD/Norwegian Krone	1/10/13	$868,768	$878,206	$9,438
	803,252	Swiss Franc/USD	1/10/13	868,768	878,315	(9,547)

					$1,756,521	$(109)

Westpac Banking Corp.	822,818	USD/British Pound	1/10/13	$1,322,351	$1,336,602	$14,251
	10,277,115	Hong Kong Dollar/USD	1/10/13	1,322,351	1,325,974	(3,623)

					$2,662,576	$10,628

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Notes to Financial Statements (Continued)

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund(s) listed in the following table had open futures contracts at December 31, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
24	U.S. Treasury Note 10 Year	3/19/13	$3,186,750	$(22)
27	3 Month Euribor	12/15/14	8,873,584	23,130
8	3 Month Euribor	3/16/15	2,627,758	831
7	3 Month Euribor	6/15/15	2,297,671	106
856	90 Day Eurodollar	6/15/15	212,523,400	314,904
1	3 Month Euribor	9/14/15	327,991	378
191	90 Day Eurodollar	9/14/15	47,379,938	69,642
827	90 Day Eurodollar	12/14/15	204,920,262	12,411
234	90 Day Eurodollar	3/14/16	57,909,150	10,161
13	90 Day Eurodollar	6/13/16	3,212,625	141
9	90 Day Eurodollar	9/19/16	2,220,750	49

				$431,731

SELLS
252	German Euro Bund	3/07/13	$(48,443,884)	$(296,238)

Notes to Financial Statements (Continued)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
BUYS
5	U.S. Treasury Bond 30 Year	3/19/13	$737,500	$452
22	Ultra Long U.S. Treasury Bond	3/19/13	3,577,063	(78,290)
15	U.S. Treasury Note 5 Year	3/28/13	1,866,211	(2,127)

				$(79,965)

SELLS
232	U.S. Treasury Note 10 Year	3/19/13	$(30,805,250)	$101,543
1	U.S. Treasury Note 2 Year	3/28/13	(220,469)	(113)

				$101,430

S&P 500 Index Fund
BUYS
119	S&P 500 Index	3/14/13	$42,247,975	$(3,582)

S&P Mid Cap Index Fund
BUYS
35	S&P Mid Cap 400 E Mini Index	3/15/13	$3,563,350	$36,338

Russell 2000 Small Cap Index Fund
BUYS
33	Russell 2000 Mini Index	3/15/13	$2,793,780	$67,659

Diversified International Fund
BUYS
7	Topix Index	3/08/13	$696,081	$60,450
33	Euro Stoxx 50 Index	3/15/13	1,139,052	985
11	FTSE 100 Index	3/15/13	1,044,976	(2,169)

				$59,266

MSCI EAFE International Index Fund
BUYS
38	MSCI EAFE Mini Index	3/15/13	$3,078,570	$46,594

Overseas Fund
BUYS
5	Topix Index	3/08/13	$497,201	$43,181
23	Euro Stoxx 50 Index	3/15/13	793,884	687
8	FTSE 100 Index	3/15/13	759,983	(1,576)

				$42,292

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate.

Notes to Financial Statements (Continued)

Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a

Notes to Financial Statements (Continued)

swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps
OTC Swaps
$1,000,000	USD	6/20/15	Barclays Bank PLC	Sell†	5.000%		CDX.EM.13+ (PIMCO Rating: BA+)**††	$(34,694)	$113,000	$78,306
9,900,000	USD	6/20/15	Barclays Bank PLC	Sell†	5.000%		CDX.EM.13+ (PIMCO Rating: BA+)**††	196,080	579,150	775,230
17,100,000	USD	3/20/16	Barclays Bank PLC	Sell†	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	206,961	(78,063)	128,898
8,800,000	USD	3/20/16	Barclays Bank PLC	Sell†	1.000%		United Mexican States (PIMCO Rating: BAA+)**	130,480	(42,464)	88,016
1,000,000	USD	3/20/16	Barclays Bank PLC	Sell†	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	8,307	11,950	20,257
6,900,000	USD	3/20/16	Barclays Bank PLC	Sell†	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	56,056	83,717	139,773
9,100,000	USD	6/20/16	Barclays Bank PLC	Sell†	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	67,693	118,185	185,878
500,000	USD	9/20/16	Barclays Bank PLC	Sell†	0.250%		French Republic (PIMCO Rating: AA+)**	23,546	(30,572)	(7,026)
1,600,000	USD	6/20/17	Barclays Bank PLC	Sell†	1.000%		Berkshire Hathaway Finance (PIMCO Rating: AA+)**	34,326	(41,119)	(6,793)
15,500,000	EUR	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	ITRAXX Europe Series 17††	(546,264)	1,004,220	457,956

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund (Continued)*
Credit Default Swaps (Continued)
OTC Swaps (Continued)
$1,800,000	USD	6/20/17	Barclays Bank PLC	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	$28,385	$(22,034)	$6,351

							170,876	1,695,970	1,866,846

1,400,000	USD	6/20/17	Credit Suisse Securities LLC	Sell†	1.000%	Berkshire Hathaway Finance (PIMCO Rating: AA+)**	28,755	(34,699)	(5,944)
6,100,000	USD	6/20/16	Credit Suisse Securities LLC	Sell†	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	48,411	(8,877)	39,534

							77,166	(43,576)	33,590

7,700,000	USD	12/20/15	Goldman Sachs & Co.	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	291,895	(207,341)	84,554
2,100,000	USD	3/20/16	Goldman Sachs & Co.	Sell†	0.250%	French Republic (PIMCO Rating: AA+)**	61,076	(79,074)	(17,998)
4,300,000	USD	3/20/16	Goldman Sachs & Co.	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	175,773	(132,765)	43,008
1,600,000	USD	6/20/16	Goldman Sachs & Co.	Sell†	1.000%	Japan Government (PIMCO Rating: AA-)**	8,604	16,292	24,896
1,300,000	USD	9/20/16	Goldman Sachs & Co.	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	15,668	(6,020)	9,648
6,000,000	USD	3/20/17	Goldman Sachs & Co.	Sell†	1.000%	Japan Government (PIMCO Rating: AA-)**	125,021	(43,075)	81,946
3,300,000	USD	3/20/17	Goldman Sachs & Co.	Sell†	1.000%	Japan Government (PIMCO Rating: AA-)**	72,683	(27,613)	45,070
2,200,000	USD	3/20/17	Goldman Sachs & Co.	Sell†	1.000%	Japan Government (PIMCO Rating: AA-)**	44,776	(14,729)	30,047
7,900,000	USD	12/20/20	Goldman Sachs & Co.	Sell†	1.000%	American International Group (PIMCO Rating: A-)**	1,339,097	(1,643,800)	(304,703)

							2,134,593	(2,138,125)	(3,532)

6,600,000	USD	3/20/16	JP Morgan Chase Bank	Sell†	1.000%	MetLife, Inc. (PIMCO Rating: A-)**	124,702	(159,291)	(34,589)
5,700,000	USD	9/20/17	JP Morgan Chase Bank	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	91,482	(78,938)	12,544
4,800,000	USD	6/20/17	JP Morgan Chase Bank	Sell†	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	67,378	(65,741)	1,637

							283,562	(303,970)	(20,408)

1,000,000	USD	9/20/15	UBS AG	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	24,666	(14,147)	10,519
14,300,000	USD	6/20/16	UBS AG	Sell†	0.250%	Federal Republic of Germany (PIMCO Rating: AAA)**	128,001	(140,928)	(12,927)
4,300,000	USD	6/20/16	UBS AG	Sell†	0.250%	Federal Republic of Germany (PIMCO Rating: AAA)**	141,672	(145,559)	(3,887)
5,400,000	USD	9/20/16	UBS AG	Sell†	1.000%	United Mexican States (PIMCO Rating: BAA+)**	63,770	(23,694)	40,076
300,000	USD	12/20/20	UBS AG	Sell†	1.000%	American International Group (PIMCO Rating: A-)**	54,624	(66,195)	(11,571)

							412,733	(390,523)	22,210

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund (Continued)*
Credit Default Swaps (Continued)
Centrally Cleared Swaps
$11,232,000	USD	12/20/16		Buy	(5.000%)	CDX.HY.17††	$(655,163)	$346,418	$(308,745)
161,700,000	USD	6/20/17		Buy	(1.000%)	CDX.NA.IG.18††	(278,772)	(807,519)	(1,086,291)
7,524,000	USD	6/20/17		Buy	(5.000%)	CDX.NA.HY.18††	(370,232)	250,220	(120,012)

							(1,304,167)	(210,881)	(1,515,048)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
63,000,000	MXN	9/13/17	Barclays Bank PLC	MXN TIIE Mexican Banxico	Fixed 5.500%	$93,451	$(43,106)	$50,345
98,000,000	MXN	9/02/22	Barclays Bank PLC	MXN TIIE Mexican Banxico	Fixed 6.000%	152,470	(51,278)	101,192

						245,921	(94,384)	151,537

53,000,000	USD	10/15/17	Goldman Sachs & Co.	Federal Funds Effective Rate US	Fixed 1.000%	30,419	(9,999)	20,420

Centrally Cleared Swaps
41,600,000	USD	12/19/42		Fixed 2.500%	3-Month USD-LIBOR-BBA	1,895,514	685,080	2,580,594
155,300,000	USD	3/18/16		3-Month USD-LIBOR-BBA	Fixed 1.500%	(45,124)	1,225,068	1,179,944
3,000,000	USD	6/20/42		Fixed 2.750%	3-Month USD-LIBOR-BBA	(20,379)	39,100	18,721

						1,830,011	1,949,248	3,779,259

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund
Credit Default Swaps
$800,000	USD	12/20/17	Barclays Bank PLC	Buy	(1.000%)	CDX.NA.HY.19††	$3,401	$(3,500)	$(99)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps
455,296	USD	1/12/41	Morgan Stanley & Co.	1 Month USD-LIBOR-BBA	IOS.FN30.500.10	$1,405	$(791)	$614

779,970	USD	1/12/41	Barclays Bank PLC	1 Month USD-LIBOR-BBA	IOS.FN30.400.10	403	(144)	259

Interest Rate Swaps
15,160,000	USD	12/31/14	Barclays Bank PLC	Fixed 0.365%	3 Month USD-LIBOR-BBA	10,455	-	10,455

EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar

Notes to Financial Statements (Continued)

*	Collateral for swap agreements received from Barclays Bank PLC, Credit Suisse Securities LLC, and Goldman Sachs & Co., amounted to $2,200,000, $30,000, and $270,000, in cash, respectively, at December 31, 2012; and collateral for swap agreements held by Barclays Bank PLC, Credit Suisse Securities LLC, Goldman Sachs & Co., and Royal Bank of Scotland PLC and received from JP Morgan Chase Bank amounted to $312,049, $3,311,328, $1,451,975, $2,549,081 and $279,998 in securities, respectively, at December 31, 2012.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities in the underlying index for credit default swaps. The source of the ratings for the underlying securities are Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report date and do not reflect subsequent changes.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
††	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may

Notes to Financial Statements (Continued)

also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

Notional Amount	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
$2,400,000	1/21/13	Interest Rate Swaption EUR 5 Year Put, Strike 1.10*	$15,726	$19
19,000,000	3/18/13	Interest Rate Swaption USD 5 Year Put, Strike 1.20**	96,425	15,392
9,600,000	3/18/13	Interest Rate Swaption USD 5 Year Put, Strike 1.40*	185,280	1,857
11,900,000	3/18/13	Interest Rate Swaption USD 5 Year Put, Strike 1.40***	32,954	2,319
20,800,000	5/30/13	Interest Rate Swaption USD 5 Year Put, Strike 1.75**	154,308	6,083
5,500,000	5/30/13	Interest Rate Swaption USD 10 Year Call, Strike 1.50**	41,525	12,911

			$526,218	$38,581

Strategic Bond Fund
$42,500	3/15/13	Eurodollar Futures Put, Strike 98.75	$1,007	$531

EUR	Euro
USD	U.S. Dollar

*	OTC traded option counterparty Credit Suisse Securities LLC.
**	OTC traded option counterparty Royal Bank of Scotland PLC.
***	OTC traded option counterparty Goldman Sachs & Co.

Transactions in written option contracts during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at December 31, 2011	350,100,142	$1,878,212
Options written	421,702,607	2,264,306
Options terminated in closing purchase transactions	(702,602,749)	(3,616,300)

Options outstanding at December 31, 2012	69,200,000	$526,218

Strategic Bond Fund
Options outstanding at December 31, 2011	53	$17,047
Options written	24,314,923	306,938
Options terminated in closing purchase transactions	(5,762,698)	(219,658)
Options expired	(18,552,261)	(103,320)

Options outstanding at December 31, 2012	17	$1,007

Structured Investments

A structured investment typically involves the deposit by a financial institution of one or more securities or other assets (the “underlying investments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities.

Notes to Financial Statements (Continued)

Structured securities may be highly volatile and their use by a Fund may not be successful. The terms of a structured security may create investment leverage. Structured securities are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Notes to Financial Statements (Continued)

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2012, the Funds had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer

Notes to Financial Statements (Continued)

through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements and Treasury Rolls

Each Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction.

Reverse repurchase agreements and Treasury rolls generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

A Fund accounts for a Treasury roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these Treasury roll transactions may be considered financing transactions, whereby the difference in the sales price and the future price is recorded as an adjustment to interest income.

The Fund(s) listed in the following table had reverse repurchase transactions during the year ended December 31, 2012:

PIMCO Total Return Fund
Average balance outstanding	$4,014,769
Maximum balance outstanding	$47,565,163
Average interest rate	(0.43)%
Weighted average maturity	11 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had Treasury roll transactions during the year ended December 31, 2012, which were accounted for as financing transactions:

PIMCO Total Return Fund
Average balance outstanding	$3,325,794
Weighted average interest rate	0.07%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into Treasury roll transactions.

Securities Lending

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2012, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$70,385	$13,994	$56,391
Fundamental Growth Fund	40,399	8,027	32,372
Growth Opportunities Fund	40,908	8,086	32,822
Small Company Value Fund	223,144	44,417	178,727
S&P Mid Cap Index Fund	23,855	4,734	19,121
Russell 2000 Small Cap Index Fund	111,371	22,129	89,242
Mid Cap Growth Equity II Fund	371,790	73,402	298,388
Small Cap Growth Equity Fund	1,054,153	209,674	844,479
Small Company Growth Fund	27,134	5,392	21,742
Diversified International Fund	31,572	6,307	25,265
MSCI EAFE International Index Fund	29,055	5,791	23,264
Overseas Fund	81,310	15,648	65,662

	$2,105,076	$417,601	$1,687,475

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis.

Notes to Financial Statements (Continued)

Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

PIMCO Total Return Fund*	0.35% on the first $3 billion; and
0.32% on any excess over $3 billion
Strategic Bond Fund	0.55% on the first $200 million; and
0.45% on any excess over $200 million
Diversified Value Fund*	0.50% on the first $400 million; and
0.475% on any excess over $400 million
Fundamental Value Fund	0.65% on the first $1.25 billion;
0.625% on the next $250 million; and
0.60% on any excess over $1.5 billion
Large Cap Value Fund	0.65% on the first $750 million; and
0.60% on any excess over $750 million
S&P 500 Index Fund	0.10% on the first $2.5 billion;
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Focused Value Fund	0.69% on the first $1 billion; and
0.64% on any excess over $1 billion
Fundamental Growth Fund**	0.65%
Blue Chip Growth Fund	0.65% on the first $750 million; and
0.60% on any excess over $750 million
Growth Opportunities Fund*	0.73% on the first $500 million; and
0.70% on any excess over $500 million
Mid-Cap Value Fund*	0.70% on the first $350 million; and
0.65% on any excess over $350 million
Small Cap Value Equity Fund*	0.75% on the first $350 million; and
0.70% on any excess over $350 million
Small Company Value Fund*	0.85% on the first $750 million; and
0.80% on any excess over $750 million
S&P Mid Cap Index Fund	0.10%
Russell 2000 Small Cap Index Fund	0.10%
Mid Cap Growth Equity II Fund	0.75% on the first $2 billion; and
0.70% on any excess over $2 billion
Small Cap Growth Equity Fund*	0.82% on the first $1 billion; and
0.80% on any excess over $1 billion
Small Company Growth Fund*	0.85% on the first $350 million; and
0.80% on any excess over $350 million
Diversified International Fund*	0.90% on the first $250 million; and
0.88% on any excess over $250 million
MSCI EAFE International Index Fund	0.10%

Notes to Financial Statements (Continued)

Overseas Fund	1.00% on the first $750 million;
0.975% on the next $500 million; and
0.95% on any excess over $1.25 billion

*	Prior to June 1, 2012, the investment management fees were as follows:

PIMCO Total Return Fund	0.35%
Diversified Value Fund	0.50% on the first $500 million; and
0.45% on any excess over $500 million
Growth Opportunities Fund	0.73%
Mid-Cap Value Fund	0.70%
Small Cap Value Equity Fund	0.75%
Small Company Value Fund	0.85%
Small Cap Growth Equity Fund	0.82%
Small Company Growth Fund	0.85%
Diversified International Fund	0.90%

**	Prior to February 22, 2012, the investment management fees were as follows:

Fundamental Growth Fund	0.15%

MassMutual has also entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Barrow, Hanley, Mewhinney & Strauss, LLC for a portion of the Small Cap Value Equity Fund; Brandywine Global Investment Management, LLC for a portion of the Diversified Value Fund; Columbia Management Investment Advisers, LLC for a portion of the Large Cap Value Fund; Delaware Management Company for a portion of the Growth Opportunities Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; Federated Clover Investment Advisors for a portion of the Small Company Value Fund; Frontier Capital Management Company, LLC for a portion of the Mid Cap Growth Equity II Fund; Harris Associates L.P. for the Focused Value Fund and a portion of the Overseas Fund; Huber Capital Management, LLC for a portion of the Large Cap Value Fund; J.P. Morgan Investment Management Inc. for the Diversified International Fund and a portion of the Overseas Fund; Loomis, Sayles & Company, L.P. for a portion of the Diversified Value Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; NFJ Investment Group LLC for a portion of the Mid-Cap Value Fund; Northern Trust Investments, Inc. for the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund; Pacific Investment Management Company LLC for the PIMCO Total Return Fund; Sands Capital Management, LLC for a portion of the Growth Opportunities Fund; Systematic Financial Management, L.P. for a portion of the Mid-Cap Value Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, a portion of the Mid Cap Growth Equity II Fund, and a portion of the Small Company Value Fund; The Boston Company Asset Management, LLC for a portion of the Small Company Growth Fund; Timberline Asset Management LLC for a portion of the Small Cap Growth Equity Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Wellington Management Company, LLP for the Fundamental Value Fund, the Fundamental Growth Fund, a portion of the Small Cap Value Equity Fund, and a portion of the Small Cap Growth Equity Fund; Western Asset Management Company for a portion of the Strategic Bond Fund; and Western Asset Management Company Limited for a portion of the Strategic Bond Fund. Effective February 22, 2012, Wellington Management Company, LLP replaced Northern Trust Investments, Inc. as the investment subadviser for the Fundamental Growth Fund. Effective September 11, 2012, Huber Capital Management, LLC and Columbia Management Investment Advisers, LLC replaced Davis Selected Advisers, L.P. as the investment subadvisers for the Large Cap Value Fund. Effective September 12, 2012, Timberline Asset Management LLC was added as a subadviser for the Small Cap Growth Equity Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
PIMCO Total Return Fund	0.0200%	None	0.1700%	0.2900%	0.3700%	0.2200%	0.2200%
Strategic Bond Fund	None	None	0.0500%	0.1000%	0.2500%	0.2500%	0.3000%
Diversified Value Fund	None	None	0.0583%	0.1583%	0.2683%	0.3083%	0.3683%
Fundamental Value Fund	0.0700%	None	0.2729%	0.3129%	0.4629%	0.4629%	0.5129%
Large Cap Value Fund	None	None	0.0844%	0.1744%	0.3244%	0.3244%	0.3744%
S&P 500 Index Fund	0.0577%	0.1355%	0.3497%	0.3797%	0.5297%	0.5297%	0.5797%
Focused Value Fund	0.0700%	None	0.1844%	0.2844%	0.4344%	0.4344%	0.4844%
Fundamental Growth Fund*	None	None	0.1629%	0.2029%	0.3529%	0.3529%	0.4029%
Blue Chip Growth Fund	None	None	0.1585%	0.2885%	0.4085%	0.4085%	0.4585%
Growth Opportunities Fund	0.0944%	None	0.2444%	0.3444%	0.4944%	0.4944%	0.5444%
Mid-Cap Value Fund	0.0800%	None	0.1500%	0.2500%	0.4000%	0.4000%	0.4500%
Small Cap Value Equity Fund	None	None	0.0500%	0.1500%	0.3000%	0.3000%	0.3500%
Small Company Value Fund	0.0600%	None	0.2493%	0.2893%	0.4393%	0.4393%	0.4893%
S&P Mid Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Russell 2000 Small Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Mid Cap Growth Equity II Fund	0.0600%	None	0.1844%	0.2744%	0.4244%	0.4244%	0.4744%
Small Cap Growth Equity Fund	0.0700%	None	0.1675%	0.3075%	0.4575%	0.4575%	0.5075%
Small Company Growth Fund	None	None	0.1591%	0.1991%	0.3491%	0.3491%	0.3991%
Diversified International Fund	None	None	0.0500%	0.1500%	0.3000%	0.3000%	None
MSCI EAFE International Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Overseas Fund	0.0700%	None	0.3543%	0.4043%	0.4543%	0.4543%	0.5043%

*	Prior to February 22, 2012, the administration fees per share class were as follows:

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
Fundamental Growth Fund	None	None	0.3744%	0.4744%	0.6244%	0.6244%	0.6744%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
Blue Chip Growth Fund*	None	None	0.76%	0.82%	0.98%	1.19%	1.51%
S&P Mid Cap Index Fund**	0.19%	0.29%	0.44%	0.54%	0.69%	0.84%	None
Russell 2000 Small Cap Index Fund**	0.19%	0.29%	0.44%	0.54%	0.69%	0.84%	None
Diversified International Fund*	None	None	0.99%	1.09%	1.17%	1.42%	None
MSCI EAFE International Index Fund**	0.23%	0.33%	0.48%	0.58%	0.73%	0.88%	None

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to April 2, 2012.
**	Expense caps in effect through March 31, 2014.

MassMutual has agreed to waive, through March 31, 2013, 0.15% of the management fee for each class of the Fundamental Value Fund, 0.05% of the management fee for each class of the S&P 500 Index Fund, 0.10% of the management fee for each class of the Focused Value Fund, 0.15% of the management fee for each class of the Growth Opportunities Fund, 0.10% of the management fee for each class of the Mid-Cap Value Fund, 0.08% of the management fee for each class of the Small Company Value Fund, 0.10% of the management fee for each class of the Mid Cap Growth Equity II Fund, and 0.31% of the management fee for each class of the Overseas Fund. For the period January 1, 2012 through September 11, 2012, MassMutual had agreed to waive 0.05% of the management fee for each class of the Small Cap Growth Equity Fund. Effective September 12, 2012, MassMutual has agreed to waive, through March 31, 2014, 0.02% of the management fee for each class of the Large Cap Value Fund, and 0.07% of the management fee for each class of the Small Cap Growth Equity Fund.

MassMutual has agreed to waive, through March 31, 2013, 0.05% of the administrative and shareholder service fee for Class Z and 0.20% of the administrative and shareholder service fees for Classes L, A, and N of the S&P 500 Index Fund, and, effective February 22, 2012, 0.09% of the administrative and shareholder service fee for Class S, and 0.03% of the administrative and shareholder service fee for Classes Y, L, A, and N of the Fundamental Growth Fund, based upon the average daily net assets of the applicable class of shares of the Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2012, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$15,578
Fundamental Value Fund	10,583
Large Cap Value Fund	21,895
Blue Chip Growth Fund	6,769
Growth Opportunities Fund	16,388
Mid-Cap Value Fund	32,714

Notes to Financial Statements (Continued)

Rebated Commissions
Small Cap Value Equity Fund	$9,979
Small Company Value Fund	90,997
Mid Cap Growth Equity II Fund	83,001
Small Cap Growth Equity Fund	333,538
Small Company Growth Fund	5,888
Diversified International Fund	128
Overseas Fund	951

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2012:

Total % of Ownership by Related Party
PIMCO Total Return Fund	75.0%
Strategic Bond Fund	93.2%
Diversified Value Fund	58.2%
Fundamental Value Fund	80.6%
Large Cap Value Fund	93.2%
S&P 500 Index Fund	66.8%
Focused Value Fund	84.7%
Fundamental Growth Fund	94.1%
Blue Chip Growth Fund	84.5%
Growth Opportunities Fund	76.4%
Mid-Cap Value Fund	92.5%
Small Cap Value Equity Fund	76.7%
Small Company Value Fund	79.4%
S&P Mid Cap Index Fund	99.9%
Russell 2000 Small Cap Index Fund	100.0%
Mid Cap Growth Equity II Fund	75.3%
Small Cap Growth Equity Fund	64.9%
Small Company Growth Fund	82.1%
Diversified International Fund	42.7%
MSCI EAFE International Index Fund	100.0%
Overseas Fund	90.0%

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
PIMCO Total Return Fund	$12,292,863,202	$265,464,604	$12,146,087,566	$298,763,725
Strategic Bond Fund	692,531,109	25,088,729	686,744,391	32,055,971
Diversified Value Fund	-	110,527,770	-	127,747,192
Fundamental Value Fund	-	299,566,724	-	273,797,090
Large Cap Value Fund	-	514,224,207	-	605,785,641
S&P 500 Index Fund	-	163,782,190	-	72,326,850
Focused Value Fund	-	190,249,802	-	219,911,549
Fundamental Growth Fund	-	134,270,182	-	85,204,449
Blue Chip Growth Fund	-	368,495,406	-	176,052,140
Growth Opportunities Fund	-	260,479,088	-	89,869,053
Mid-Cap Value Fund	-	125,459,075	-	143,613,436
Small Cap Value Equity Fund	-	40,550,617	-	36,371,237
Small Company Value Fund	-	161,998,963	-	204,329,049
S&P Mid Cap Index Fund	-	85,422,928	-	8,514,979
Russell 2000 Small Cap Index Fund	-	85,331,186	-	8,202,856
Mid Cap Growth Equity II Fund	-	539,811,364	-	658,769,039
Small Cap Growth Equity Fund	-	807,099,735	-	885,000,743
Small Company Growth Fund	-	62,054,989	-	66,400,617
Diversified International Fund	-	88,834,154	-	80,221,529
MSCI EAFE International Index Fund	-	113,140,666	-	6,629,604
Overseas Fund	-	205,980,224	-	227,107,656

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

PIMCO Total Return Fund Class Z
Sold	11,608,502	$122,626,107	44,509,187	$456,529,497
Issued as reinvestment of dividends	1,595,738	16,804,076	1,329,640	13,214,111
Redeemed	(11,812,313)	(123,831,504)	(5,880,693)	(60,586,199)

Net increase (decrease)	1,391,927	$15,598,679	39,958,134	$409,157,409

PIMCO Total Return Fund Class S
Sold	8,664,443	$90,101,608	8,700,194	$87,780,332
Issued as reinvestment of dividends	566,408	5,958,767	127,156	1,262,265
Redeemed	(1,143,533)	(11,979,512)	(3,777,801)	(38,941,125)

Net increase (decrease)	8,087,318	$84,080,863	5,049,549	$50,101,472

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

PIMCO Total Return Fund Class Y
Sold	9,562,510	$100,036,485	13,061,341	$134,304,351
Issued as reinvestment of dividends	1,573,547	16,587,326	1,469,812	14,638,314
Redeemed	(11,096,945)	(117,048,409)	(20,153,058)	(205,404,016)

Net increase (decrease)	39,112	$(424,598)	(5,621,905)	$(56,461,351)

PIMCO Total Return Fund Class L
Sold	3,568,814	$37,284,395	7,187,185	$73,325,419
Issued as reinvestment of dividends	324,994	3,409,373	205,223	2,031,477
Redeemed	(1,106,143)	(11,477,242)	(3,440,702)	(35,552,870)

Net increase (decrease)	2,787,665	$29,216,526	3,951,706	$39,804,026

PIMCO Total Return Fund Class A
Sold	11,338,554	$118,685,556	12,387,231	$126,843,937
Issued as reinvestment of dividends	2,367,608	24,953,735	2,105,042	20,960,452
Redeemed	(11,562,362)	(121,236,127)	(14,277,209)	(146,017,155)

Net increase (decrease)	2,143,800	$22,403,164	215,064	$1,787,234

PIMCO Total Return Fund Class N
Sold	2,275,455	$23,613,760	1,602,507	$16,372,999
Issued as reinvestment of dividends	128,327	1,347,398	68,344	678,251
Redeemed	(579,194)	(6,083,184)	(226,731)	(2,323,001)

Net increase (decrease)	1,824,588	$18,877,974	1,444,120	$14,728,249

Strategic Bond Fund Class S
Sold	1,537,226	$16,056,775	4,071,149	$40,326,262
Issued as reinvestment of dividends	262,649	2,710,337	260,688	2,573,933
Redeemed	(1,456,093)	(15,013,618)	(1,726,405)	(17,083,143)

Net increase (decrease)	343,782	$3,753,494	2,605,432	$25,817,052

Strategic Bond Fund Class Y
Sold	363,820	$3,764,002	658,043	$6,481,656
Issued as reinvestment of dividends	79,366	819,920	104,963	1,037,415
Redeemed	(739,622)	(7,749,859)	(988,760)	(9,791,791)

Net increase (decrease)	(296,436)	$(3,165,937)	(225,754)	$(2,272,720)

Strategic Bond Fund Class L
Sold	765,977	$7,866,379	1,800,060	$17,664,319
Issued as reinvestment of dividends	99,486	1,025,610	84,442	832,875
Redeemed	(515,370)	(5,292,341)	(3,518,462)	(34,756,258)

Net increase (decrease)	350,093	$3,599,648	(1,633,960)	$(16,259,064)

Strategic Bond Fund Class A
Sold	520,002	$5,319,578	592,861	$5,854,653
Issued as reinvestment of dividends	103,337	1,064,311	111,760	1,100,211
Redeemed	(1,104,575)	(11,275,002)	(2,211,428)	(21,945,086)

Net increase (decrease)	(481,236)	$(4,891,113)	(1,506,807)	$(14,990,222)

Strategic Bond Fund Class N
Sold	32,047	$329,049	30,649	$302,115
Issued as reinvestment of dividends	2,899	29,706	2,577	25,291
Redeemed	(25,173)	(253,750)	(33,741)	(327,198)

Net increase (decrease)	9,773	$105,005	(515)	$208

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Diversified Value Fund Class S
Sold	4,833,624	$46,471,421	5,965,282	$54,251,751
Issued as reinvestment of dividends	557,592	5,686,142	454,377	3,834,833
Redeemed	(5,254,982)	(52,010,822)	(3,433,437)	(30,950,963)

Net increase (decrease)	136,234	$146,741	2,986,222	$27,135,621

Diversified Value Fund Class Y
Sold	170,865	$1,707,502	691,803	$6,135,749
Issued as reinvestment of dividends	40,998	417,541	64,949	547,867
Redeemed	(1,105,302)	(11,252,048)	(1,774,617)	(15,922,606)

Net increase (decrease)	(893,439)	$(9,127,005)	(1,017,865)	$(9,238,990)

Diversified Value Fund Class L
Sold	163,786	$1,608,757	599,200	$5,414,325
Issued as reinvestment of dividends	15,740	160,779	17,322	146,181
Redeemed	(536,532)	(5,301,541)	(4,034,054)	(37,100,215)

Net increase (decrease)	(357,006)	$(3,532,005)	(3,417,532)	$(31,539,709)

Diversified Value Fund Class A
Sold	293,643	$2,855,757	546,692	$4,906,737
Issued as reinvestment of dividends	45,062	458,474	35,855	300,437
Redeemed	(752,343)	(7,383,812)	(1,469,973)	(13,277,180)

Net increase (decrease)	(413,638)	$(4,069,581)	(887,426)	$(8,070,006)

Diversified Value Fund Class N
Sold	1,802	$17,528	2,280	$20,707
Issued as reinvestment of dividends	186	1,900	174	1,458
Redeemed	(18,322)	(171,970)	(1,856)	(17,089)

Net increase (decrease)	(16,334)	$(152,542)	598	$5,076

Fundamental Value Fund Class Z
Sold	5,439,181	$58,708,364	19,665,101	$206,744,081
Issued as reinvestment of dividends	584,549	6,608,158	337,890	3,171,959
Redeemed	(6,362,272)	(71,200,264)	(1,688,035)	(16,842,555)

Net increase (decrease)	(338,542)	$(5,883,742)	18,314,956	$193,073,485

Fundamental Value Fund Class S
Sold	5,388,814	$59,254,442	9,597,705	$97,892,795
Issued as reinvestment of dividends	1,256,441	14,240,372	710,978	6,669,303
Redeemed	(4,373,146)	(48,825,801)	(17,613,654)	(184,433,376)

Net increase (decrease)	2,272,109	$24,669,013	(7,304,971)	$(79,871,278)

Fundamental Value Fund Class Y
Sold	3,088,975	$34,147,377	4,666,969	$48,663,819
Issued as reinvestment of dividends	405,902	4,587,261	265,061	2,480,333
Redeemed	(4,871,702)	(54,233,842)	(2,358,755)	(23,403,253)

Net increase (decrease)	(1,376,825)	$(15,499,204)	2,573,275	$27,740,899

Fundamental Value Fund Class L
Sold	2,151,644	$23,484,212	2,149,932	$22,377,440
Issued as reinvestment of dividends	292,107	3,313,139	105,962	990,280
Redeemed	(2,240,010)	(25,071,264)	(7,834,668)	(83,176,754)

Net increase (decrease)	203,741	$1,726,087	(5,578,774)	$(59,809,034)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Fundamental Value Fund Class A
Sold	3,438,825	$37,366,493	4,116,514	$42,672,739
Issued as reinvestment of dividends	745,414	8,356,864	273,627	2,512,999
Redeemed	(3,246,782)	(35,526,687)	(4,159,850)	(42,741,828)

Net increase (decrease)	937,457	$10,196,670	230,291	$2,443,910

Fundamental Value Fund Class N
Sold	14,572	$159,379	12,482	$128,510
Issued as reinvestment of dividends	1,245	13,802	948	8,627
Redeemed	(134,812)	(1,400,236)	(16,414)	(171,710)

Net increase (decrease)	(118,995)	$(1,227,055)	(2,984)	$(34,573)

Large Cap Value Fund Class S
Sold	12,013,812	$130,767,940	3,320,897	$34,596,214
Issued as reinvestment of dividends	13,280,467	104,118,858	244,698	2,378,469
Redeemed	(13,002,348)	(136,650,366)	(8,423,463)	(88,320,822)

Net increase (decrease)	12,291,931	$98,236,432	(4,857,868)	$(51,346,139)

Large Cap Value Fund Class Y
Sold	1,042,169	$11,326,728	604,696	$6,330,223
Issued as reinvestment of dividends	1,098,227	8,621,085	45,828	445,445
Redeemed	(5,323,188)	(57,043,459)	(1,841,362)	(18,652,951)

Net increase (decrease)	(3,182,792)	$(37,095,646)	(1,190,838)	$(11,877,283)

Large Cap Value Fund Class L
Sold	797,546	$8,537,866	1,190,250	$12,551,574
Issued as reinvestment of dividends	1,624,914	12,706,830	25,316	245,566
Redeemed	(1,918,100)	(20,784,951)	(3,806,350)	(39,745,699)

Net increase (decrease)	504,360	$459,745	(2,590,784)	$(26,948,559)

Large Cap Value Fund Class A
Sold	328,151	$3,508,606	744,732	$7,808,237
Issued as reinvestment of dividends	2,697,093	21,064,293	15,809	153,036
Redeemed	(4,526,975)	(48,678,324)	(5,027,495)	(52,233,227)

Net increase (decrease)	(1,501,731)	$(24,105,425)	(4,266,954)	$(44,271,954)

Large Cap Value Fund Class N
Sold	1,263	$13,208	10,168	$104,460
Issued as reinvestment of dividends	4,548	35,066	-	-
Redeemed	(34,263)	(360,386)	(36,880)	(354,770)

Net increase (decrease)	(28,452)	$(312,112)	(26,712)	$(250,310)

S&P 500 Index Fund Class Z*
Sold	3,609,888	$45,994,030	4,912,763	$55,494,742
Issued as reinvestment of dividends	175,507	2,321,958	0 +	2
Redeemed	(831,197)	(10,828,926)	(10,443)	(120,724)

Net increase (decrease)	2,954,198	$37,487,062	4,902,320	$55,374,020

S&P 500 Index Fund Class I**
Sold	7,935,044	$100,792,509	15,205,793	$179,368,434
Issued as reinvestment of dividends	1,437,330	19,055,127	1,254,973	14,064,540
Redeemed	(9,526,830)	(122,781,269)	(12,631,490)	(147,808,309)

Net increase (decrease)	(154,456)	$(2,933,633)	3,829,276	$45,624,665

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

S&P 500 Index Fund Class S
Sold	6,403,026	$81,273,609	6,145,472	$73,267,299
Issued as reinvestment of dividends	801,322	10,636,777	638,971	7,161,450
Redeemed	(5,570,896)	(72,427,098)	(9,622,252)	(114,635,918)

Net increase (decrease)	1,633,452	$19,483,288	(2,837,809)	$(34,207,169)

S&P 500 Index Fund Class Y
Sold	2,701,886	$34,575,071	2,790,255	$32,922,365
Issued as reinvestment of dividends	425,819	5,592,667	367,268	4,066,190
Redeemed	(4,283,529)	(55,103,051)	(7,259,050)	(83,917,139)

Net increase (decrease)	(1,155,824)	$(14,935,313)	(4,101,527)	$(46,928,584)

S&P 500 Index Fund Class L
Sold	4,881,904	$62,340,231	3,648,910	$42,909,898
Issued as reinvestment of dividends	445,257	5,839,922	320,821	3,555,325
Redeemed	(2,891,435)	(36,754,144)	(2,713,635)	(31,611,056)

Net increase (decrease)	2,435,726	$31,426,009	1,256,096	$14,854,167

S&P 500 Index Fund Class A
Sold	4,905,729	$61,864,408	6,121,813	$72,061,754
Issued as reinvestment of dividends	570,720	7,443,253	432,213	4,755,323
Redeemed	(4,841,177)	(61,248,591)	(3,615,017)	(42,569,802)

Net increase (decrease)	635,272	$8,059,070	2,939,009	$34,247,275

S&P 500 Index Fund Class N
Sold	87,710	$1,111,041	65,264	$742,830
Issued as reinvestment of dividends	4,871	62,915	3,448	37,490
Redeemed	(89,348)	(1,113,784)	(33,165)	(379,028)

Net increase (decrease)	3,233	$60,172	35,547	$401,292

Focused Value Fund Class Z
Sold	1,980,770	$37,160,000	5,477,621	$92,939,184
Issued as reinvestment of dividends	551,936	10,275,147	89,414	1,444,799
Redeemed	(1,167,847)	(21,994,038)	(476,378)	(8,226,739)

Net increase (decrease)	1,364,859	$25,441,109	5,090,657	$86,157,244

Focused Value Fund Class S
Sold	2,123,318	$40,579,705	3,764,699	$63,138,774
Issued as reinvestment of dividends	1,260,455	23,508,062	544,232	8,812,715
Redeemed	(2,988,972)	(56,597,564)	(8,046,049)	(139,023,938)

Net increase (decrease)	394,801	$7,490,203	(3,737,118)	$(67,072,449)

Focused Value Fund Class Y
Sold	638,501	$12,030,103	1,284,921	$22,778,493
Issued as reinvestment of dividends	257,716	4,767,224	120,173	1,930,931
Redeemed	(1,356,761)	(25,688,977)	(1,852,961)	(31,808,635)

Net increase (decrease)	(460,544)	$(8,891,650)	(447,867)	$(7,099,211)

Focused Value Fund Class L
Sold	939,789	$17,518,868	920,256	$16,025,185
Issued as reinvestment of dividends	348,144	6,402,146	94,487	1,516,544
Redeemed	(947,596)	(17,583,316)	(2,641,182)	(45,968,246)

Net increase (decrease)	340,337	$6,337,698	(1,626,439)	$(28,426,517)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Focused Value Fund Class A
Sold	843,725	$15,340,144	1,004,872	$17,413,375
Issued as reinvestment of dividends	725,414	13,065,195	211,757	3,335,176
Redeemed	(1,410,723)	(25,747,346)	(2,618,628)	(44,331,029)

Net increase (decrease)	158,416	$2,657,993	(1,401,999)	$(23,582,478)

Focused Value Fund Class N
Sold	6,268	$114,260	4,731	$80,243
Issued as reinvestment of dividends	2,085	36,630	1,769	27,306
Redeemed	(70,091)	(1,195,755)	(31,371)	(520,332)

Net increase (decrease)	(61,738)	$(1,044,865)	(24,871)	$(412,783)

Fundamental Growth Fund Class S
Sold	12,035,894	$77,239,723	2,777,675	$16,106,922
Issued as reinvestment of dividends	86,947	577,327	5,528	31,840
Redeemed	(4,434,259)	(29,204,561)	(3,007,986)	(17,521,918)

Net increase (decrease)	7,688,582	$48,612,489	(224,783)	$(1,383,156)

Fundamental Growth Fund Class Y
Sold	719,069	$4,433,500	173,163	$1,015,653
Issued as reinvestment of dividends	3,865	25,356	201	1,143
Redeemed	(438,838)	(2,741,801)	(142,795)	(847,533)

Net increase (decrease)	284,096	$1,717,055	30,569	$169,263

Fundamental Growth Fund Class L
Sold	703,182	$4,508,082	386,349	$2,238,719
Issued as reinvestment of dividends	8,674	56,032	-	-
Redeemed	(310,591)	(1,995,084)	(372,276)	(2,125,239)

Net increase (decrease)	401,265	$2,569,030	14,073	$113,480

Fundamental Growth Fund Class A
Sold	1,055,977	$6,544,276	1,358,273	$7,599,484
Issued as reinvestment of dividends	5,973	37,567	-	-
Redeemed	(1,201,970)	(7,475,282)	(2,151,924)	(12,040,570)

Net increase (decrease)	(140,020)	$(893,439)	(793,651)	$(4,441,086)

Fundamental Growth Fund Class N
Sold	22,769	$136,095	32,416	$172,860
Issued as reinvestment of dividends	24	146	-	-
Redeemed	(44,245)	(260,773)	(33,567)	(183,306)

Net increase (decrease)	(21,452)	$(124,532)	(1,151)	$(10,446)

Blue Chip Growth Fund Class S
Sold	11,960,055	$148,628,898	12,987,629	$137,914,470
Issued as reinvestment of dividends	79,796	1,016,603	414	4,344
Redeemed	(5,245,585)	(64,749,981)	(3,330,866)	(36,018,265)

Net increase (decrease)	6,794,266	$84,895,520	9,657,177	$101,900,549

Blue Chip Growth Fund Class Y
Sold	4,513,416	$53,494,955	5,257,748	$57,776,176
Issued as reinvestment of dividends	18,691	237,195	-	-
Redeemed	(2,531,925)	(31,607,453)	(1,145,431)	(12,547,009)

Net increase (decrease)	2,000,182	$22,124,697	4,112,317	$45,229,167

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Class L
Sold	5,731,199	$70,367,941	6,629,989	$71,541,079
Issued as reinvestment of dividends	11,471	144,653	-	-
Redeemed	(3,241,700)	(39,218,109)	(8,240,824)	(89,000,910)

Net increase (decrease)	2,500,970	$31,294,485	(1,610,835)	$(17,459,831)

Blue Chip Growth Fund Class A
Sold	6,241,800	$73,783,497	2,638,340	$27,735,245
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,125,542)	(25,499,137)	(1,800,968)	(19,193,629)

Net increase (decrease)	4,116,258	$48,284,360	837,372	$8,541,616

Blue Chip Growth Fund Class N
Sold	57,670	$695,024	1,132	$11,763
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,568)	(54,931)	(27,479)	(290,636)

Net increase (decrease)	53,102	$640,093	(26,347)	$(278,873)

Growth Opportunities Fund Class Z*
Sold	9,234,118	$79,436,197	13,437	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(605,544)	(5,249,265)	-	-

Net increase (decrease)	8,628,574	$74,186,932	13,437	$100,100

Growth Opportunities Fund Class S
Sold	11,405,037	$96,829,805	8,302,260	$60,422,756
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(12,701,837)	(108,707,944)	(6,678,738)	(48,872,029)

Net increase (decrease)	(1,296,800)	$(11,878,139)	1,623,522	$11,550,727

Growth Opportunities Fund Class Y
Sold	2,319,906	$19,443,608	1,548,140	$11,143,056
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,206,746)	(10,396,322)	(635,368)	(4,648,478)

Net increase (decrease)	1,113,160	$9,047,286	912,772	$6,494,578

Growth Opportunities Fund Class L
Sold	7,079,566	$58,971,166	1,527,020	$10,876,340
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(975,788)	(8,190,219)	(5,657,106)	(39,711,881)

Net increase (decrease)	6,103,778	$50,780,947	(4,130,086)	$(28,835,541)

Growth Opportunities Fund Class A
Sold	7,491,630	$60,391,803	1,438,658	$9,977,335
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,525,814)	(20,313,694)	(2,114,125)	(14,735,841)

Net increase (decrease)	4,965,816	$40,078,109	(675,467)	$(4,758,506)

Growth Opportunities Fund Class N
Sold	1,276	$10,178	193	$1,288
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,404)	(11,039)	(1,329)	(9,048)

Net increase (decrease)	(128)	$(861)	(1,136)	$(7,760)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Mid-Cap Value Fund Class Z*
Sold	7,372,837	$80,616,006	13,359	$131,596
Issued as reinvestment of dividends	113,821	1,254,247	0 +	1
Redeemed	(657,647)	(7,199,832)	-	-

Net increase (decrease)	6,829,011	$74,670,421	13,359	$131,597

Mid-Cap Value Fund Class S
Sold	2,663,570	$28,124,912	6,663,305	$68,211,603
Issued as reinvestment of dividends	74,827	824,409	155,635	1,448,964
Redeemed	(11,157,548)	(120,981,889)	(2,475,845)	(24,745,209)

Net increase (decrease)	(8,419,151)	$(92,032,568)	4,343,095	$44,915,358

Mid-Cap Value Fund Class Y
Sold	41,390	$439,233	231,131	$2,228,176
Issued as reinvestment of dividends	2,261	24,970	1,677	15,668
Redeemed	(51,099)	(540,475)	(178,474)	(1,680,751)

Net increase (decrease)	(7,448)	$(76,272)	54,334	$563,093

Mid-Cap Value Fund Class L
Sold	106,440	$1,094,253	761,686	$7,954,064
Issued as reinvestment of dividends	4,027	44,738	-	-
Redeemed	(234,058)	(2,506,995)	(4,496,851)	(46,406,077)

Net increase (decrease)	(123,591)	$(1,368,004)	(3,735,165)	$(38,452,013)

Mid-Cap Value Fund Class A
Sold	108,350	$1,148,434	125,755	$1,274,881
Issued as reinvestment of dividends	4,100	45,198	2,247	20,969
Redeemed	(174,077)	(1,856,340)	(241,702)	(2,411,520)

Net increase (decrease)	(61,627)	$(662,708)	(113,700)	$(1,115,670)

Mid-Cap Value Fund Class N
Sold	1,304	$13,799	956	$9,688
Issued as reinvestment of dividends	58	635	21	195
Redeemed	(1,128)	(11,959)	(674)	(6,960)

Net increase (decrease)	234	$2,475	303	$2,923

Small Cap Value Equity Fund Class S
Sold	3,979,111	$39,091,802	4,648,226	$42,524,627
Issued as reinvestment of dividends	96,617	1,012,546	34,211	293,188
Redeemed	(3,441,212)	(34,763,002)	(1,690,339)	(15,044,838)

Net increase (decrease)	634,516	$5,341,346	2,992,098	$27,772,977

Small Cap Value Equity Fund Class Y
Sold	216,445	$2,119,939	184,480	$1,710,296
Issued as reinvestment of dividends	2,415	25,312	734	6,291
Redeemed	(258,700)	(2,598,123)	(348,752)	(3,352,588)

Net increase (decrease)	(39,840)	$(452,872)	(163,538)	$(1,636,001)

Small Cap Value Equity Fund Class L
Sold	40,384	$408,680	413,787	$3,821,265
Issued as reinvestment of dividends	1,537	16,072	-	-
Redeemed	(41,286)	(410,129)	(2,456,698)	(23,364,768)

Net increase (decrease)	635	$14,623	(2,042,911)	$(19,543,503)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Small Cap Value Equity Fund Class A
Sold	152,142	$1,510,837	210,892	$1,921,306
Issued as reinvestment of dividends	1,929	20,157	-	-
Redeemed	(188,778)	(1,875,735)	(521,086)	(4,593,740)

Net increase (decrease)	(34,707)	$(344,741)	(310,194)	$(2,672,434)

Small Cap Value Equity Fund Class N
Sold	40	$383	647	$5,724
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,098)	(21,234)	(689)	(6,579)

Net increase (decrease)	(2,058)	$(20,851)	(42)	$(855)

Small Company Value Fund Class Z
Sold	4,420,503	$58,953,359	4,275,390	$57,470,232
Issued as reinvestment of dividends	258,812	3,559,203	108,140	1,330,121
Redeemed	(2,874,643)	(39,949,892)	(861,958)	(10,465,355)

Net increase (decrease)	1,804,672	$22,562,670	3,521,572	$48,334,998

Small Company Value Fund Class S
Sold	2,927,865	$40,313,584	2,707,173	$37,401,460
Issued as reinvestment of dividends	732,905	10,100,364	849,405	10,473,166
Redeemed	(5,115,964)	(68,929,197)	(8,004,208)	(107,735,558)

Net increase (decrease)	(1,455,194)	$(18,515,249)	(4,447,630)	$(59,860,932)

Small Company Value Fund Class Y
Sold	351,226	$4,827,689	640,848	$8,819,118
Issued as reinvestment of dividends	105,601	1,450,916	179,071	2,198,995
Redeemed	(2,190,011)	(30,295,056)	(1,612,576)	(20,821,596)

Net increase (decrease)	(1,733,184)	$(24,016,451)	(792,657)	$(9,803,483)

Small Company Value Fund Class L
Sold	788,136	$10,545,677	1,011,548	$13,570,410
Issued as reinvestment of dividends	119,919	1,633,377	118,398	1,444,453
Redeemed	(1,106,779)	(15,045,916)	(2,153,665)	(29,209,164)

Net increase (decrease)	(198,724)	$(2,866,862)	(1,023,719)	$(14,194,301)

Small Company Value Fund Class A
Sold	879,754	$11,718,312	924,363	$12,452,294
Issued as reinvestment of dividends	303,670	4,065,642	345,650	4,147,809
Redeemed	(1,879,188)	(24,941,608)	(2,110,164)	(27,957,035)

Net increase (decrease)	(695,764)	$(9,157,654)	(840,151)	$(11,356,932)

Small Company Value Fund Class N
Sold	12,207	$160,669	929	$12,213
Issued as reinvestment of dividends	375	4,881	2,433	28,268
Redeemed	(57,570)	(707,633)	(10,093)	(136,155)

Net increase (decrease)	(44,988)	$(542,083)	(6,731)	$(95,674)

S&P Mid Cap Index Fund Class Z##
Sold	11,706,073	$120,401,870
Issued as reinvestment of dividends	63,122	690,555
Redeemed	(3,868,993)	(41,651,846)

Net increase (decrease)	7,900,202	$79,440,579

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

S&P Mid Cap Index Fund Class I##
Sold	10,010	$100,150
Issued as reinvestment of dividends	146	1,604
Redeemed	-	-

Net increase (decrease)	10,156	$101,754

S&P Mid Cap Index Fund Class S##
Sold	20,131	$210,517
Issued as reinvestment of dividends	292	3,191
Redeemed	(6)	(70)

Net increase (decrease)	20,417	$213,638

S&P Mid Cap Index Fund Class Y##
Sold	75,447	$778,528
Issued as reinvestment of dividends	1,101	12,023
Redeemed	(745)	(8,184)

Net increase (decrease)	75,803	$782,367

S&P Mid Cap Index Fund Class L##
Sold	14,804	$151,160
Issued as reinvestment of dividends	197	2,152
Redeemed	-	-

Net increase (decrease)	15,001	$153,312

S&P Mid Cap Index Fund Class A##
Sold	10,010	$100,150
Issued as reinvestment of dividends	123	1,347
Redeemed	-	-

Net increase (decrease)	10,133	$101,497

Russell 2000 Small Cap Index Fund Class Z##
Sold	12,189,631	$125,411,875
Issued as reinvestment of dividends	73,900	794,428
Redeemed	(4,344,552)	(46,608,154)

Net increase (decrease)	7,918,979	$79,598,149

Russell 2000 Small Cap Index Fund Class I##
Sold	10,010	$100,149
Issued as reinvestment of dividends	154	1,658
Redeemed	-	-

Net increase (decrease)	10,164	$101,807

Russell 2000 Small Cap Index Fund Class S##
Sold	11,614	$117,079
Issued as reinvestment of dividends	173	1,860
Redeemed	-	-

Net increase (decrease)	11,787	$118,939

Russell 2000 Small Cap Index Fund Class Y##
Sold	11,417	$115,221
Issued as reinvestment of dividends	166	1,779
Redeemed	-	-

Net increase (decrease)	11,583	$117,000

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Russell 2000 Small Cap Index Fund Class L##
Sold	15,756	$159,856
Issued as reinvestment of dividends	221	2,375
Redeemed	-	-

Net increase (decrease)	15,977	$162,231

Russell 2000 Small Cap Index Fund Class A##
Sold	10,010	$100,148
Issued as reinvestment of dividends	130	1,403
Redeemed	-	-

Net increase (decrease)	10,140	$101,551

Mid Cap Growth Equity II Fund Class Z
Sold	5,811,158	$89,263,622	10,806,053	$170,805,459
Issued as reinvestment of dividends	1,090,347	16,353,319	639,161	8,814,029
Redeemed	(5,106,425)	(79,545,549)	(900,995)	(13,971,669)

Net increase (decrease)	1,795,080	$26,071,392	10,544,219	$165,647,819

Mid Cap Growth Equity II Fund Class S
Sold	4,650,664	$72,241,904	6,785,111	$106,607,035
Issued as reinvestment of dividends	2,490,846	37,267,088	2,687,580	36,981,100
Redeemed	(7,787,696)	(119,837,459)	(12,426,112)	(193,242,332)

Net increase (decrease)	(646,186)	$(10,328,467)	(2,953,421)	$(49,654,197)

Mid Cap Growth Equity II Fund Class Y
Sold	3,503,315	$53,922,582	2,527,678	$40,122,225
Issued as reinvestment of dividends	1,143,806	16,920,942	1,083,354	14,755,278
Redeemed	(3,634,469)	(56,895,200)	(3,927,101)	(59,609,855)

Net increase (decrease)	1,012,652	$13,948,324	(316,069)	$(4,732,352)

Mid Cap Growth Equity II Fund Class L
Sold	2,036,921	$30,481,885	2,565,012	$40,874,889
Issued as reinvestment of dividends	1,898,518	27,443,165	1,980,717	26,462,377
Redeemed	(5,559,987)	(83,675,279)	(10,085,590)	(153,159,432)

Net increase (decrease)	(1,624,548)	$(25,750,229)	(5,539,861)	$(85,822,166)

Mid Cap Growth Equity II Fund Class A
Sold	2,225,702	$32,513,736	2,626,707	$40,955,577
Issued as reinvestment of dividends	2,158,780	30,060,774	2,072,694	26,820,658
Redeemed	(4,150,237)	(60,740,668)	(5,574,119)	(83,711,759)

Net increase (decrease)	234,245	$1,833,842	(874,718)	$(15,935,524)

Mid Cap Growth Equity II Fund Class N
Sold	22,739	$323,952	26,448	$387,153
Issued as reinvestment of dividends	13,026	174,480	13,534	169,444
Redeemed	(47,446)	(668,951)	(49,528)	(726,735)

Net increase (decrease)	(11,681)	$(170,519)	(9,546)	$(170,138)

Small Cap Growth Equity Fund Class Z
Sold	2,252,254	$34,646,245	9,181,655	$138,173,495
Issued as reinvestment of dividends	520,472	7,744,622	311,767	4,325,341
Redeemed	(2,238,568)	(34,629,147)	(1,043,870)	(16,555,299)

Net increase (decrease)	534,158	$7,761,720	8,449,552	$125,943,537

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Small Cap Growth Equity Fund Class S
Sold	2,962,254	$46,061,848	6,355,167	$105,994,255
Issued as reinvestment of dividends	1,747,067	25,943,940	4,903,353	67,833,572
Redeemed	(4,982,724)	(76,627,295)	(14,213,967)	(219,893,140)

Net increase (decrease)	(273,403)	$(4,621,507)	(2,955,447)	$(46,065,313)

Small Cap Growth Equity Fund Class Y
Sold	612,749	$9,451,156	1,162,254	$20,231,820
Issued as reinvestment of dividends	232,886	3,383,837	676,419	9,197,341
Redeemed	(1,541,912)	(23,772,530)	(2,076,056)	(32,837,828)

Net increase (decrease)	(696,277)	$(10,937,537)	(237,383)	$(3,408,667)

Small Cap Growth Equity Fund Class L
Sold	726,728	$10,796,704	1,312,681	$22,146,070
Issued as reinvestment of dividends	212,957	3,019,731	505,194	6,715,545
Redeemed	(1,168,112)	(17,315,741)	(1,811,084)	(30,611,261)

Net increase (decrease)	(228,427)	$(3,499,306)	6,791	$(1,749,646)

Small Cap Growth Equity Fund Class A
Sold	576,240	$8,226,157	834,025	$13,963,965
Issued as reinvestment of dividends	277,602	3,778,165	789,495	10,146,346
Redeemed	(1,874,078)	(26,814,151)	(1,855,722)	(29,508,824)

Net increase (decrease)	(1,020,236)	$(14,809,829)	(232,202)	$(5,398,513)

Small Cap Growth Equity Fund Class N
Sold	13,900	$195,883	3,223	$50,255
Issued as reinvestment of dividends	2,326	30,326	3,781	46,836
Redeemed	(13,908)	(188,880)	(2,790)	(42,301)

Net increase (decrease)	2,318	$37,329	4,214	$54,790

Small Company Growth Fund Class S
Sold	2,017,508	$21,224,140	2,896,129	$30,067,189
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,267,321)	(24,299,385)	(1,932,113)	(19,405,267)

Net increase (decrease)	(249,813)	$(3,075,245)	964,016	$10,661,922

Small Company Growth Fund Class Y
Sold	30,725	$336,127	41,607	$420,043
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(70,894)	(791,292)	(71,834)	(773,571)

Net increase (decrease)	(40,169)	$(455,165)	(30,227)	$(353,528)

Small Company Growth Fund Class L
Sold	198,054	$2,058,822	510,095	$5,221,573
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(154,497)	(1,572,055)	(1,750,996)	(17,761,982)

Net increase (decrease)	43,557	$486,767	(1,240,901)	$(12,540,409)

Small Company Growth Fund Class A
Sold	112,135	$1,137,411	138,026	$1,370,872
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(282,179)	(2,868,673)	(530,380)	(5,307,546)

Net increase (decrease)	(170,044)	$(1,731,262)	(392,354)	$(3,936,674)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Small Company Growth Fund Class N
Sold	-	$-	6,183	$59,295
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(11,489)	(105,362)	(6,465)	(57,524)

Net increase (decrease)	(11,489)	$(105,362)	(282)	$1,771

Diversified International Fund Class S
Sold	6,207,201	$37,254,486	8,541,735	$57,701,237
Issued as reinvestment of dividends	687,327	4,392,023	671,624	3,731,253
Redeemed	(4,850,851)	(29,899,232)	(2,547,945)	(16,907,400)

Net increase (decrease)	2,043,677	$11,747,277	6,665,414	$44,525,090

Diversified International Fund Class Y
Sold	1,522	$9,523	5,464	$33,095
Issued as reinvestment of dividends	310	2,025	11	65
Redeemed	(2)	(10)	(1,053,357)	(6,184,606)

Net increase (decrease)	1,830	$11,538	(1,047,882)	$(6,151,446)

Diversified International Fund Class L
Sold	104,929	$629,097	880,399	$6,250,712
Issued as reinvestment of dividends	-	-	4,611	26,064
Redeemed	(467,443)	(2,937,350)	(5,192,296)	(35,947,996)

Net increase (decrease)	(362,514)	$(2,308,253)	(4,307,286)	$(29,671,220)

Diversified International Fund Class A
Sold	19,321	$118,056	25,215	$172,692
Issued as reinvestment of dividends	2,770	17,645	4,071	22,609
Redeemed	(67,567)	(410,047)	(59,711)	(377,742)

Net increase (decrease)	(45,476)	$(274,346)	(30,425)	$(182,441)

Diversified International Fund Class N***
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,000)	(58,616)	(11)	(78)

Net increase (decrease)	(10,000)	$(58,616)	(11)	$(78)

MSCI EAFE International Index Fund Class Z#
Sold	19,584,280	$207,417,447
Issued as reinvestment of dividends	122,857	1,430,052
Redeemed	(8,902,330)	(99,572,527)

Net increase (decrease)	10,804,807	$109,274,972

MSCI EAFE International Index Fund Class I#
Sold	10,009	$100,100
Issued as reinvestment of dividends	125	1,457
Redeemed	-	-

Net increase (decrease)	10,134	$101,557

MSCI EAFE International Index Fund Class S#
Sold	11,499	$117,023
Issued as reinvestment of dividends	138	1,607
Redeemed	-	-

Net increase (decrease)	11,637	$118,630

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Class Y#

Sold	11,324	$115,227
Issued as reinvestment of dividends	114	1,330
Redeemed	(1,306)	(15,225)

Net increase (decrease)	10,132	$101,332

MSCI EAFE International Index Fund Class L#
Sold	24,772	$269,625
Issued as reinvestment of dividends	127	1,475
Redeemed	(14,242)	(158,413)

Net increase (decrease)	10,657	$112,687

MSCI EAFE International Index Fund Class A#
Sold	10,010	$100,100
Issued as reinvestment of dividends	102	1,189
Redeemed	-	-

Net increase (decrease)	10,112	$101,289

Overseas Fund Class Z
Sold	7,358,197	$49,478,990	41,901,565	$299,092,762
Issued as reinvestment of dividends	728,952	4,927,715	572,792	3,614,317
Redeemed	(13,052,264)	(90,382,945)	(3,830,771)	(26,234,441)

Net increase (decrease)	(4,965,115)	$(35,976,240)	38,643,586	$276,472,638

Overseas Fund Class S
Sold	7,765,200	$53,202,848	3,719,190	$26,836,354
Issued as reinvestment of dividends	264,582	1,791,221	408,985	2,580,694
Redeemed	(3,368,839)	(23,049,971)	(25,817,756)	(184,594,896)

Net increase (decrease)	4,660,943	$31,944,098	(21,689,581)	$(155,177,848)

Overseas Fund Class Y
Sold	1,436,163	$9,689,813	1,945,477	$13,428,092
Issued as reinvestment of dividends	121,740	820,526	211,826	1,330,265
Redeemed	(4,865,443)	(32,914,649)	(1,463,581)	(10,668,655)

Net increase (decrease)	(3,307,540)	$(22,404,310)	693,722	$4,089,702

Overseas Fund Class L
Sold	1,197,932	$8,062,206	3,660,992	$27,049,099
Issued as reinvestment of dividends	17,924	121,522	133,351	836,110
Redeemed	(1,812,526)	(12,882,030)	(20,101,945)	(143,890,132)

Net increase (decrease)	(596,670)	$(4,698,302)	(16,307,602)	$(116,004,923)

Overseas Fund Class A
Sold	1,394,424	$9,214,961	790,874	$5,336,331
Issued as reinvestment of dividends	79,745	531,101	122,620	761,470
Redeemed	(1,107,561)	(7,381,044)	(2,221,049)	(14,671,701)

Net increase (decrease)	366,608	$2,365,018	(1,307,555)	$(8,573,900)

Overseas Fund Class N
Sold	39,459	$272,572	8,091	$55,950
Issued as reinvestment of dividends	526	3,469	333	2,057
Redeemed	(4,409)	(30,030)	(2,835)	(19,299)

Net increase (decrease)	35,576	$246,011	5,589	$38,708

Notes to Financial Statements (Continued)

*	Class Z shares commenced operations on December 7, 2011.
**	Class Z shares were renamed Class I shares on September 30, 2011.
***	Class N shares were eliminated as of January 19, 2012.
#	Fund commenced operations on July 25, 2012.
##	Fund commenced operations on July 26, 2012.
+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2012, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended December 31, 2012.

6.	Federal Income Tax Information

At December 31, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$2,484,607,714	$93,507,281	$(7,789,043)	$85,718,238
Strategic Bond Fund	192,938,678	8,422,458	(4,401,287)	4,021,171
Diversified Value Fund	253,598,617	47,947,689	(3,770,317)	44,177,372
Fundamental Value Fund	1,088,172,636	256,819,833	(34,341,431)	222,478,402
Large Cap Value Fund	494,756,212	21,845,188	(25,562,855)	(3,717,667)
S&P 500 Index Fund	1,952,657,172	663,391,944	(220,235,034)	443,156,910
Focused Value Fund	552,038,026	146,628,366	(8,564,350)	138,064,016
Fundamental Growth Fund	105,043,698	5,974,324	(1,595,400)	4,378,924
Blue Chip Growth Fund	781,343,884	223,590,730	(4,956,348)	218,634,382
Growth Opportunities Fund	464,167,995	138,862,358	(7,722,493)	131,139,865
Mid-Cap Value Fund	130,740,497	16,342,198	(2,759,618)	13,582,580
Small Cap Value Equity Fund	108,065,252	22,302,540	(2,254,680)	20,047,860
Small Company Value Fund	438,665,673	99,433,070	(32,625,418)	66,807,652
S&P Mid Cap Index Fund	83,725,171	9,098,518	(1,331,584)	7,766,934
Russell 2000 Small Cap Index Fund	89,426,205	9,313,029	(2,852,992)	6,460,037
Mid Cap Growth Equity II Fund	1,278,857,191	332,446,069	(31,525,053)	300,921,016
Small Cap Growth Equity Fund	795,904,543	86,364,424	(27,915,061)	58,449,363
Small Company Growth Fund	57,616,717	8,744,978	(1,815,407)	6,929,571
Diversified International Fund	152,089,295	12,531,469	(3,248,115)	9,283,354
MSCI EAFE International Index Fund	115,472,513	19,006,890	(1,014,218)	17,992,672
Overseas Fund	540,403,332	70,928,860	(16,034,897)	54,893,963

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be

Notes to Financial Statements (Continued)

carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Strategic Bond Fund	$-	$4,220,854	$-
Diversified Value Fund	-	118,203,439	-
Fundamental Value Fund	-	8,685,223	-
S&P 500 Index Fund	8,095,687	25,573,790	-
Blue Chip Growth Fund	22,901,530	80,616,905	-
Mid Cap Value Fund	1,548,526	41,375,263	-
Small Cap Value Equity Fund	5,812,894	31,271,443	-
Small Company Growth Fund	-	8,393,170	-
Diversified International Fund	12,970,723	62,822,946	511,296
Overseas Fund	-	124,922,165	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2012, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Diversified International Fund	$3,997,991	$10,507,681
Overseas Fund	-	3,312,931

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2013, post-October capital losses:

Post-October Loss
Strategic Bond Fund	$754,849
Fundamental Growth Fund	851,068
Blue Chip Growth Fund	1,521,084
Diversified International Fund	710,061

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2013 late year ordinary losses:

Amount
PIMCO Total Return Fund	$3,705,780

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$65,092,340	$3,968,335	$-
Strategic Bond Fund	5,613,265	-	-
Diversified Value Fund	6,724,836	-	-
Fundamental Value Fund	37,015,877	-	-
Large Cap Value Fund	6,689,783	139,858,959	-
S&P 500 Index Fund	50,952,630	-	-
Focused Value Fund	17,281,371	40,774,091	-
Fundamental Growth Fund	637,547	58,881	-
Blue Chip Growth Fund	1,398,451	-	-
Mid-Cap Value Fund	2,194,280	-	-
Small Cap Value Equity Fund	1,074,087	-	-
Small Company Value Fund	7,249,069	13,565,322	-
S&P Mid Cap Index Fund	1,263,014	38,734	-
Russell 2000 Small Cap Index Fund	1,327,669	5,042	-
Mid Cap Growth Equity II Fund	3,634,475	124,590,604	-
Small Cap Growth Equity Fund	-	43,900,621	-
Diversified International Fund	4,411,709	-	-
MSCI EAFE International Index Fund	1,578,651	16,555	-
Overseas Fund	8,195,701	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$52,784,870	$-	$-
Strategic Bond Fund	5,569,725	-	-
Diversified Value Fund	4,831,928	-	-
Fundamental Value Fund	15,836,849	-	-
Large Cap Value Fund	3,222,516	-	-
S&P 500 Index Fund	33,654,508	-	-
Focused Value Fund	6,130,735	10,937,471	-
Fundamental Growth Fund	32,983	-	-
Blue Chip Growth Fund	4,344	-	-
Mid-Cap Value Fund	1,486,940	-	-
Small Cap Value Equity Fund	294,168	-	-
Small Company Value Fund	911,084	18,711,728	-
Mid Cap Growth Equity II Fund	-	114,005,120	-
Small Cap Growth Equity Fund	24,025,603	74,258,294	-
Diversified International Fund	3,781,333	-	-
Overseas Fund	9,126,919	-	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2012:

Amount
Diversified International Fund	$401,185
MSCI EAFE International Index Fund	36,626
Overseas Fund	1,210,716

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$–	$2,567,349	$(3,920,652)	$88,064,652
Strategic Bond Fund	–	(4,220,854)	(805,313)	4,053,811
Diversified Value Fund	18,798	(118,203,439)	(85,829)	44,177,372
Fundamental Value Fund	–	(8,685,223)	(257,263)	222,478,402
Large Cap Value Fund	227,734	395,989	(215,253)	(3,707,609)
S&P 500 Index Fund	227,274	(33,669,477)	(484,471)	443,156,910
Focused Value Fund	7,151,633	5,793,288	(161,378)	138,064,016
Fundamental Growth Fund	13,185	–	(865,161)	4,378,924
Blue Chip Growth Fund	339,861	(103,518,435)	(1,710,586)	218,636,172
Growth Opportunities Fund	69,794	5,306,647	(97,114)	131,139,865
Mid-Cap Value Fund	47,675	(42,923,789)	(29,237)	13,582,580
Small Cap Value Equity Fund	24,880	(37,084,337)	(23,171)	20,047,860
Small Company Value Fund	1,566,768	5,262,709	(124,495)	66,807,652
S&P Mid Cap Index Fund	89,476	47,054	(914)	7,766,934
Russell 2000 Small Cap Index Fund	642,507	30,598	(913)	6,460,037
Mid Cap Growth Equity II Fund	–	10,980,258	(318,946)	300,921,015
Small Cap Growth Equity Fund	–	5,705,047	(157,707)	58,448,904
Small Company Growth Fund	–	(8,393,170)	(20,957)	6,929,571
Diversified International Fund	243,570	(90,810,637)	(743,081)	9,203,799
MSCI EAFE International Index Fund	237,324	119,078	(1,269)	17,993,800
Overseas Fund	13,690,370	(128,235,096)	(163,409)	55,086,788

Notes to Financial Statements (Continued)

During the year ended December 31, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
PIMCO Total Return Fund	$3,356	$(14,753,543)	$14,750,187
Strategic Bond Fund	(34,938)	(943,203)	978,141
Diversified Value Fund	2,866	54,483	(57,349)
Fundamental Value Fund	(95,652)	144,388	(48,736)
Large Cap Value Fund	7,520	(141,613)	134,093
S&P 500 Index Fund	15,349	124,757	(140,106)
Focused Value Fund	5,256	(7,105)	1,849
Fundamental Growth Fund	(7,575)	12,791	(5,216)
Blue Chip Growth Fund	(32,823)	54,305	(21,482)
Growth Opportunities Fund	(297,799)	300,850	(3,051)
Mid-Cap Value Fund	908	26,799	(27,707)
Small Cap Value Equity Fund	(7,737)	6,860	877
Small Company Value Fund	(6,758)	(398,548)	405,306
S&P Mid Cap Index Fund	(66)	-	66
Russell 2000 Small Cap Index Fund	(66)	(40)	106
Mid Cap Growth Equity II Fund	(880,649)	391,838	488,811
Small Cap Growth Equity Fund	(2,371,401)	36,602	2,334,799
Small Company Growth Fund	(194,110)	7,400	186,710
Diversified International Fund	1,066	(259,321)	258,255
MSCI EAFE International Index Fund	(68)	(78,492)	78,560
Overseas Fund	5,486	(3,970,177)	3,964,691

The Funds did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or

Notes to Financial Statements (Continued)

after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500 Index Fund (formerly known as MassMutual Select Indexed Equity Fund), MassMutual Select Focused Value Fund, MassMutual Select Fundamental Growth Fund (formerly known as MassMutual Select NASDAQ-100® Fund), MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MM MSCI EAFE® International Index Fund, and MassMutual Select Overseas Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2013

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2010 Since 1996	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2012	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2003	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	93^^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2003	Retired.	93^^	Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC.	91	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	91

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	91

Eric H. Wietsma Age: 46	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2012, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
PIMCO Total Return Fund	2.89%
Diversified Value Fund	100.00%
Fundamental Value Fund	83.95%
Large Cap Value Fund	100.00%
S&P 500 Index Fund	100.00%
Focused Value Fund	39.86%
Fundamental Growth Fund	100.00%
Blue Chip Growth Fund	100.00%
Mid-Cap Value Fund	100.00%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	100.00%
S&P Mid Cap Index Fund	45.68%
Russell 2000 Small Cap Index Fund	50.84%
Mid Cap Growth Equity II Fund	100.00%

For the year ended December 31, 2012, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Diversified International Fund	$5,900,026
MSCI EAFE International Index Fund	1,038,037
Overseas Fund	16,135,035

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2012:

Qualified Dividend Income
PIMCO Total Return Fund	$1,900,000
Diversified Value Fund	6,724,836
Fundamental Value Fund	35,805,879
Large Cap Value Fund	6,689,783
S&P 500 Index Fund	50,952,629
Focused Value Fund	9,737,918
Fundamental Growth Fund	637,547
Blue Chip Growth Fund	1,398,451
Mid-Cap Value Fund	2,194,279
Small Cap Value Equity Fund	1,074,087
Small Company Value Fund	7,249,068
S&P Mid Cap Index Fund	581,734
Russell 2000 Small Cap Index Fund	688,269
Mid Cap Growth Equity II Fund	7,357,043
Diversified International Fund	4,411,709
MSCI EAFE International Index Fund	907,366
Overseas Fund	8,195,701

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in May 2012, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved the advisory agreements (“New Select Fund Advisory Agreements”) for the S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund (together, the “New Select Funds”), and the subadvisory agreements (“New Select Fund Subadvisory Agreements,” and together with the New Select Fund Advisory Agreements, the “New Select Fund Agreements”) for each of the New Select Funds, each with Northern Trust Investments, Inc., (“NTI”), subject to approval by the shareholders of the New Select Funds of the New Select Fund Agreements. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the New Select Fund Agreements (the “May Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the New Select Fund Advisory Agreements, the Independent Trustees considered the May Materials and information discussed with representatives of MassMutual at the meeting relating to MassMutual and the nature, scope, and quality of services MassMutual would provide to the New Select Funds. In approving the New Select Fund Advisory Agreements, the Independent Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the New Select Funds, including (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the New Select Funds; (iii) MassMutual’s ability to provide investment oversight, administrative, and shareholder services to the New Select Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the New Select Funds and the needs of the New Select Funds for administrative and shareholder services.

The Independent Trustees also reviewed and considered information included in the May Materials or discussed at the meeting concerning the possible economies of scale and potential profitability of MassMutual’s advisory relationship with the New Select Funds. The discussions and consideration included the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the New Select Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the New Select Funds, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

In approving the New Select Fund Subadvisory Agreements, the Independent Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) NTI and its personnel with responsibilities for providing services to the New Select Funds; (ii) the terms of the New Select Funds Subadvisory Agreements; (iii) the scope and quality of services that NTI will provide under each New Select Fund Subadvisory Agreement; (iv) the historical investment performance track record of NTI; and (v) the fees payable to NTI by MassMutual for each New Select Fund and the effect of such fees on the profitability to MassMutual.

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the New Select Fund Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Select Fund Agreements, including the anticipated level of MassMutual’s oversight of the New Select Funds and the subadvisory process; (ii) MassMutual’s projected levels of profitability from its relationship to the New Select Funds was not excessive and the advisory and subadvisory fee amounts under the New Select Fund Advisory Agreements and New Select Fund Subadvisory Agreements, respectively, and the New Select Funds’ total expenses were fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of NTI appeared well suited to the New Select Funds given their investment objectives and policies; and (iv) the terms of the New Select Fund Agreements were fair and reasonable with respect to each New Select Fund and were in the best interest of each such Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve each New Select Fund Agreement.

Each of the New Select Fund Agreements became effective on July 25, 2012.

At their meeting in August 2012, the Trustees, including the Independent Trustees, approved new subadvisory agreements with each of Columbia Management Investment Advisers, LLC (“Columbia Management”) and Huber Capital Management, LLC (“Huber Capital Management”) for the Large Cap Value Fund (“New Large Cap Value Subadvisory Agreements”) and with Timberline Asset Management LLC (“Timberline”) for the Small Cap Growth Equity Fund (the “New Small Cap Growth Equity Subadvisory Agreement,” and, together with the New Large Cap Value Subadvisory Agreements, the “August New Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the August New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the August New Subadvisory Agreements, the Independent Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) each subadviser and its respective personnel with responsibilities for providing services to the Large Cap Value Fund and Small Cap Growth Equity Fund (together, the “Funds”); (ii) the terms of each August New Subadvisory Agreement; (iii) the scope and quality of services that each subadviser will provide under each August New Subadvisory Agreement; (iv) the historical investment performance track record of the subadvisers with respect to the Funds; and (v) the fees payable to the subadvisers by MassMutual for the Funds and the effect of such fees on the profitability to MassMutual.

Prior to the votes being taken to approve the August New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the August New Subadvisory Agreements; (ii) MassMutual’s projected levels of profitability due to the August New Subadvisory Agreements were not excessive and the subadvisory fee amounts under the August New Subadvisory Agreements are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Columbia Management, Huber Capital Management, and Timberline appear well suited to the Large Cap Value Fund and Small Cap Growth Equity Fund, respectively, given their investment objectives and policies; and (iv) the terms of the August New Subadvisory Agreements are fair and reasonable and are in the best interest of each such Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the August New Subadvisory Agreements.

Other Information (Unaudited) (Continued)

The New Large Cap Value Subadvisory Agreements each became effective on September 11, 2012 and the New Small Cap Growth Equity Subadvisory Agreement became effective on September 12, 2012.

At their meeting in August 2012, the Trustees, including the Independent Trustees, also approved an amended Subadvisory Agreement (“Amended Subadvisory Agreement”) with Waddell & Reed Investment Management Company (“Waddell & Reed”) with respect to the Small Cap Growth Equity Fund. Under the Amended Subadvisory Agreement, the investment subadvisory fee paid to Waddell & Reed would be reduced.

In approving the Amended Subadvisory Agreement, the Trustees discussed with MassMutual and considered the fees payable to Waddell & Reed by MassMutual and the effect of such fees on MassMutual’s profitability. The Trustees concluded that MassMutual’s level of profitability from its relationship to the Small Cap Growth Equity Fund was not excessive, and that the Subadvisory fee amounts under the Amended Subadvisory Agreement are fair and reasonable.

Prior to the vote being taken to approve the Amended Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract, in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Subadvisory Agreement became effective on September 1, 2012.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2012:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
PIMCO Total Return Fund
Class Z	$1,000	0.41%	$1,044.00	$2.12	$1,023.20	$2.10
Class S	1,000	0.57%	1,043.90	2.94	1,022.40	2.91
Class Y	1,000	0.68%	1,043.10	3.51	1,021.80	3.47
Class L	1,000	0.76%	1,042.20	3.92	1,021.40	3.88
Class A	1,000	0.86%	1,042.40	4.44	1,020.90	4.39
Class N	1,000	1.12%	1,041.10	5.78	1,019.60	5.72
Strategic Bond Fund
Class S	1,000	0.67%	1,034.80	3.45	1,021.90	3.42
Class Y	1,000	0.72%	1,035.10	3.70	1,021.60	3.68
Class L	1,000	0.87%	1,032.90	4.47	1,020.90	4.44
Class A	1,000	1.12%	1,032.00	5.75	1,019.60	5.72
Class N	1,000	1.42%	1,030.30	7.29	1,018.10	7.24

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Value Fund
Class S	$1,000	0.59%	$1,080.50	$3.10	$1,022.30	$3.02
Class Y	1,000	0.69%	1,081.10	3.63	1,021.80	3.53
Class L	1,000	0.80%	1,079.50	4.20	1,021.20	4.09
Class A	1,000	1.09%	1,077.50	5.72	1,019.80	5.56
Class N	1,000	1.40%	1,076.80	7.35	1,018.20	7.14
Fundamental Value Fund
Class Z	1,000	0.59%	1,079.40	3.10	1,022.30	3.02
Class S	1,000	0.79%	1,078.20	4.15	1,021.30	4.04
Class Y	1,000	0.83%	1,077.80	4.36	1,021.10	4.24
Class L	1,000	0.98%	1,077.20	5.14	1,020.30	5.00
Class A	1,000	1.23%	1,075.60	6.45	1,019.10	6.28
Class N	1,000	1.53%	1,074.10	8.02	1,017.50	7.80
Large Cap Value Fund
Class S	1,000	0.76%	1,042.90	3.92	1,021.40	3.88
Class Y	1,000	0.85%	1,042.80	4.39	1,021.00	4.34
Class L	1,000	1.00%	1,041.00	5.16	1,020.20	5.11
Class A	1,000	1.25%	1,040.30	6.45	1,019.00	6.38
Class N	1,000	1.56%	1,038.40	8.04	1,017.40	7.95
S&P 500 Index Fund
Class Z	1,000	0.08%	1,058.80	0.42	1,024.90	0.41
Class I	1,000	0.21%	1,058.20	1.09	1,024.20	1.07
Class S	1,000	0.42%	1,057.50	2.18	1,023.20	2.15
Class Y	1,000	0.45%	1,057.00	2.34	1,023.00	2.30
Class L	1,000	0.40%	1,057.90	2.08	1,023.30	2.05
Class A	1,000	0.65%	1,056.50	3.38	1,022.00	3.32
Class N	1,000	0.95%	1,054.80	4.93	1,020.50	4.85
Focused Value Fund
Class Z	1,000	0.68%	1,122.90	3.65	1,021.80	3.47
Class S	1,000	0.80%	1,122.00	4.29	1,021.20	4.09
Class Y	1,000	0.90%	1,121.90	4.83	1,020.70	4.60
Class L	1,000	1.05%	1,120.70	5.63	1,020.00	5.36
Class A	1,000	1.30%	1,119.20	6.96	1,018.70	6.63
Class N	1,000	1.60%	1,117.40	8.56	1,017.20	8.16
Fundamental Growth Fund
Class S	1,000	0.84%	1,029.40	4.31	1,021.00	4.29
Class Y	1,000	0.97%	1,028.40	4.97	1,020.40	4.95
Class L	1,000	1.12%	1,027.70	5.74	1,019.60	5.72
Class A	1,000	1.38%	1,026.70	7.07	1,018.30	7.04
Class N	1,000	1.68%	1,025.90	8.60	1,016.80	8.56
Blue Chip Growth Fund
Class S	1,000	0.76%	1,055.40	3.95	1,021.40	3.88
Class Y	1,000	0.82%	1,054.10	4.26	1,021.10	4.19
Class L	1,000	0.98%	1,053.80	5.09	1,020.30	5.00
Class A	1,000	1.19%	1,052.90	6.17	1,019.30	6.07
Class N	1,000	1.51%	1,050.90	7.83	1,017.60	7.70

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Growth Opportunities Fund
Class Z	$1,000	0.70%	$1,064.70	$3.65	$1,021.70	$3.58
Class S	1,000	0.85%	1,063.50	4.43	1,021.00	4.34
Class Y	1,000	0.95%	1,063.10	4.95	1,020.50	4.85
Class L	1,000	1.10%	1,061.70	5.73	1,019.70	5.61
Class A	1,000	1.35%	1,061.20	7.03	1,018.40	6.89
Class N	1,000	1.64%	1,059.60	8.54	1,017.00	8.36
Mid-Cap Value Fund
Class Z	1,000	0.73%	1,085.80	3.85	1,021.60	3.73
Class S	1,000	0.81%	1,086.10	4.27	1,021.20	4.14
Class Y	1,000	0.91%	1,085.00	4.80	1,020.70	4.65
Class L	1,000	1.06%	1,083.50	5.58	1,019.90	5.41
Class A	1,000	1.31%	1,082.50	6.89	1,018.70	6.68
Class N	1,000	1.61%	1,080.80	8.47	1,017.10	8.21
Small Cap Value Equity Fund
Class S	1,000	0.85%	1,115.10	4.54	1,021.00	4.34
Class Y	1,000	0.95%	1,114.00	5.08	1,020.50	4.85
Class L	1,000	1.10%	1,113.90	5.88	1,019.70	5.61
Class A	1,000	1.35%	1,112.40	7.21	1,018.40	6.89
Class N	1,000	1.64%	1,102.80	8.72	1,017.00	8.36
Small Company Value Fund
Class Z	1,000	0.86%	1,091.50	4.55	1,020.90	4.39
Class S	1,000	1.05%	1,090.70	5.55	1,020.00	5.36
Class Y	1,000	1.09%	1,090.40	5.76	1,019.80	5.56
Class L	1,000	1.24%	1,089.80	6.55	1,019.00	6.33
Class A	1,000	1.49%	1,087.80	7.86	1,017.70	7.60
Class N	1,000	1.79%	1,085.90	9.44	1,016.20	9.12
S&P Mid Cap Index Fund**
Class Z	1,000	0.19%	1,120.60	0.88	1,024.30	0.97
Class I	1,000	0.29%	1,120.20	1.34	1,023.80	1.48
Class S	1,000	0.44%	1,120.10	2.03	1,023.10	2.25
Class Y	1,000	0.54%	1,119.20	2.49	1,022.50	2.76
Class L	1,000	0.69%	1,118.90	3.18	1,021.80	3.53
Class A	1,000	0.84%	1,117.60	3.86	1,021.00	4.29
Russell 2000 Small Cap Index Fund**
Class Z	1,000	0.19%	1,112.40	0.87	1,024.30	0.97
Class I	1,000	0.29%	1,111.90	1.33	1,023.80	1.48
Class S	1,000	0.44%	1,110.30	2.02	1,023.10	2.25
Class Y	1,000	0.54%	1,109.90	2.47	1,022.50	2.76
Class L	1,000	0.69%	1,109.60	3.16	1,021.80	3.53
Class A	1,000	0.84%	1,108.30	3.85	1,021.00	4.29
Mid Cap Growth Equity II Fund
Class Z	1,000	0.73%	1,058.10	3.80	1,021.60	3.73
Class S	1,000	0.86%	1,057.60	4.47	1,020.90	4.39
Class Y	1,000	0.95%	1,057.00	4.94	1,020.50	4.85
Class L	1,000	1.10%	1,056.20	5.72	1,019.70	5.61
Class A	1,000	1.35%	1,055.40	7.01	1,018.40	6.89
Class N	1,000	1.65%	1,053.70	8.56	1,016.90	8.41

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Growth Equity Fund
Class Z	$1,000	0.86%	$1,046.00	$4.45	$1,020.90	$4.39
Class S	1,000	0.96%	1,045.40	4.96	1,020.40	4.90
Class Y	1,000	1.10%	1,045.00	5.69	1,019.70	5.61
Class L	1,000	1.25%	1,043.90	6.46	1,019.00	6.38
Class A	1,000	1.50%	1,042.00	7.74	1,017.70	7.65
Class N	1,000	1.80%	1,040.70	9.28	1,016.20	9.17
Small Company Growth Fund
Class S	1,000	1.12%	1,070.50	5.86	1,019.60	5.72
Class Y	1,000	1.16%	1,069.80	6.07	1,019.40	5.92
Class L	1,000	1.31%	1,069.00	6.85	1,018.70	6.68
Class A	1,000	1.56%	1,068.00	8.15	1,017.40	7.95
Class N	1,000	1.86%	1,065.90	9.71	1,015.90	9.48
Diversified International Fund
Class S	1,000	0.99%	1,133.10	5.34	1,020.30	5.05
Class Y	1,000	1.10%	1,132.40	5.93	1,019.70	5.61
Class L	1,000	1.17%	1,127.10	6.29	1,019.40	5.97
Class A	1,000	1.42%	1,130.30	7.65	1,018.10	7.24
MSCI EAFE International Index Fund***
Class Z	1,000	0.23%	1,195.30	1.10	1,024.10	1.18
Class I	1,000	0.33%	1,194.80	1.58	1,023.60	1.69
Class S	1,000	0.48%	1,194.20	2.30	1,022.80	2.45
Class Y	1,000	0.58%	1,193.50	2.78	1,022.30	2.96
Class L	1,000	0.73%	1,192.60	3.50	1,021.60	3.73
Class A	1,000	0.88%	1,192.00	4.22	1,020.80	4.49
Overseas Fund
Class Z	1,000	0.86%	1,166.20	4.71	1,020.90	4.39
Class S	1,000	1.14%	1,163.80	6.23	1,019.50	5.82
Class Y	1,000	1.19%	1,164.70	6.51	1,019.30	6.07
Class L	1,000	1.24%	1,164.90	6.78	1,019.00	6.33
Class A	1,000	1.49%	1,162.30	8.14	1,017.70	7.60
Class N	1,000	1.79%	1,160.70	9.77	1,016.20	9.12

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund(s) on July 26, 2012, through December 31, 2012, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.
***	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund(s) on July 25, 2012, through December 31, 2012, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

March 1, 2013

©2013 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4543 313 C:05477-04

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate.”

December 31, 2012

Retirement investors face ongoing market volatility

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended December 31, 2012. Navigating an environment that included both continued global economic malaise and positive signs for the future, investors drove most major equity markets worldwide to strong advances for the period, despite the volatility and weak stock performance that characterized both the second and fourth quarters of 2012.

The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors for much of the year. Other reasons for optimism that emerged over the course of 2012 included signs of a strengthening U.S. housing market, positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics and gross domestic product (GDP) figures.

As 2012 wound down, investors watched and reacted to news surrounding the November U.S. elections and the countdown to the so-called fiscal cliff, a combination of tax hikes and spending cuts set to take effect early in 2013 unless Congress could agree on an alternate plan. Market volatility increased as the year-end fiscal cliff deadline approached, but news about a possible agreement on the last day of the year helped stocks finish 2012 with a rally, and a signed bill addressing many tax issues was in place by the end of the first trading day of 2013.

Investing guidelines for retirement investors

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.*

Who Matters Most to You Says the Most About You.SM

At MassMutual, our customers matter most to us, which is why one of our primary goals is to give retirement investors tools they can use to help them achieve their long-term financial goals. If you work with a financial professional, you may want to take this opportunity to make an appointment with him or her to evaluate your current retirement-planning strategy and determine whether or not you need to fine-tune the plan – based on your long-term investment objectives, time frame, and risk tolerance. We know how important your financial future is to you, so we thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

December 31, 2012

Stock markets climb despite ongoing uncertainty

In 2012, optimistic investors overcame concerns about the sovereign debt crisis in Europe, slow growth in China, and an improving, but still unsteady, economy here at home to drive stock markets across the globe to solid advances. Investors also contended with game-changing questions in 2012, including who would win the U.S. Presidential and key congressional races and whether or not the uncertainty over the impending “fiscal cliff” would be resolved. (“Fiscal cliff” is the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The U.S. Federal Reserve (the “Fed”) and other central banks from around the world helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates continued to remain near historical lows. Additionally, U.S. manufacturing, employment, gross domestic product (“GDP”), and housing statistics told a story of an economy unsure of its strength at times, but still indicated continued improvement overall for the year.

The price of oil gyrated up and down throughout much of 2012, going from around $103 per barrel in early January, to a low of nearly $78 in late June, before closing the year at $92. Gasoline prices mainly moved in a similar fashion, with consumers getting some relief at the pumps during the early summer of 2012 in between bouts with much higher prices overall – and prices that once again began to escalate as 2013 approached. Gold started the period at around $1,616 per ounce and fluctuated over the 12 months, peaking at $1,781 on October 5. The price of the precious metal ended the year at $1,675.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April 2012 that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist (the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms) through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

Equities rewarded investors for the year ended December 31, 2012, with foreign stocks outpacing most U.S. counterparts. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advanced 18.22%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, gained 17.32% for the year. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) was the leader among domestic broad-market indexes and rose an impressive 17.45%. The small-cap Russell 2000® Index and large-cap S&P 500® Index (the “S&P 500”) picked up 16.35% and 16.00%, respectively. The blue-chip Dow Jones Industrial AverageSM (the “Dow”) lagged other U.S. stock indexes, but still posted a double-digit advance, rising 10.24%.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.81%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 4.21%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.51%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.07%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

First quarter: Stocks outperform bonds to start the year

U.S. and foreign stocks rose solidly in the first quarter of 2012, with share prices grounding out steady gains punctuated by brief and shallow corrections. Bonds underperformed stocks across the board. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported in the first quarter that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011. The economy typically expands by more than 3% annually during an economic recovery, which is the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs: In January 2012, the Commerce Department reported that sales of new homes had unexpectedly dropped in the previous month. In February 2012, however, reports indicated that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Greece’s fiscal situation brightened in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter in 2012, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first quarter, worsened once again. Consequently, foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from their early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

Prices on Spanish and Italian debt fell during the second quarter, after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concern began building around the prospect of Greece leaving the euro zone. Later in the quarter, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Third quarter: Stocks on top; central banks come to the rescue

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bonds trailed equities in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Conversely, corporate bonds, including high-yield debt, did well, but lost some momentum late in the quarter. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

4

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Fourth quarter: Stocks mixed; U.S. re-elects President Obama

U.S. stocks turned in a mixed performance for the fourth quarter of 2012, with the most widely followed indexes (the S&P 500, the NASDAQ, and the Dow) declining while small- and mid-cap stock benchmarks advanced. Foreign stocks from developed and emerging markets rose solidly. Bonds were mainly flat, with the exception of high-yield issues, which outperformed most U.S. stock indexes. There was considerable volatility during the period. Stocks declined immediately after the November elections – which included the re-election of President Obama along with Republicans and Democrats maintaining their majorities in the House and Senate, respectively – but negative sentiment persisted for only a brief time, as the market recovered much of its loss by the end of the month. In December, share prices advanced irregularly for much of the month before falling back later on investor concerns that time was running out for lawmakers to reach an agreement to avoid the approaching fiscal cliff. The final day of the year saw all of the major stock indexes turn in healthy advances amid rumors of an impending agreement. In a last-ditch effort, legislators finally struck a deal on New Year’s Day that addresses many tax issues but leaves other questions unresolved.

The November jobs report, released in the first week of December, was surprisingly positive – at least at the headline level. The unemployment rate declined to 7.7% from 7.9% due to lower job market participation, and many more jobs were created than had been forecasted. Third-quarter U.S. GDP, a measure of all final goods and services produced in the nation, underwent an upward revision in December – from 2.7% to 3.1% – and both figures were considerable improvements over the 1.3% rate of expansion posted in the second quarter of 2012. The fourth quarter brought signs of stabilization in the economies of key emerging markets such as China, which had been experiencing slowing economic growth for most of the year. In contrast, much of Europe remained in a recession along with Japan as the year drew to a close.

As 2013 got underway, investors had plenty to occupy their attention, including ongoing economic concerns in Europe and the Far East as well as the still-unresolved aspects of the fiscal cliff here at home. The U.S. will hog the spotlight in the near future as key battles remain in Washington, such as those that focus on the debt ceiling, upcoming spending cuts, and tax and entitlement reform, which many see as key to long-term federal deficit reduction and economic strength. We expect investors will pay attention to these developments and numerous others, as they search for indications about what may lie ahead for the world’s financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers, and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class S shares returned 10.13%, significantly underperforming the 16.96% return of the Financial Times Stock Exchange (FTSE) World Index (the “benchmark”), a broad-based capitalization-weighted index comprising 2,458 equities from 35 countries in four regions, including the United States. Conversely, the Fund substantially outpaced the 1.65% return of the Citigroup World Government Bond Index, a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets – although it moderately trailed the 10.81% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; the FTSE World Index (ex-U.S.), an unmanaged capitalization-weighted index comprised of 1,844 companies in 34 countries, excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market- capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed to be highly diversified and invests across multiple asset classes, regions, sectors, currencies, and individual securities, so the performance of any individual security is not intended to have a particularly significant impact on the Fund’s overall return. Given the diversified composition of the Fund, the discussion below reflects the general themes impacting Fund performance over the period.

Within the equity (stock) segment of the Fund, stock selection in the United States, Canada, and Australia – notably in gold-related securities – detracted from performance. From a sector perspective, stock selection in information technology also had a negative impact. An overweight position, relative to the benchmark, in the energy sector also weighed on Fund returns, although this was partially offset by favorable stock selection within the sector. Stock selection in utilities and consumer staples contributed positively to the Fund’s relative performance during the year. Stock selection in financials and consumer discretionary also boosted returns, but underweight positioning in both of these strong-performing sectors offset some of the positive impact.

From a broader asset-allocation perspective, the Fund’s underweight position in fixed-income (bond) investments contributed to performance over the year. Within fixed income, an overweight stake in convertible and corporate bonds also positively affected performance. An overweight position in cash negatively impacted the Fund’s full-year results in 2012’s strong market environment. The Fund’s cash position did, however, help keep the Fund’s duration relatively low. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

The Fund uses derivatives – which may include options, futures, indexed securities, inverse securities, swaps and forward contracts – both to seek to increase the return of the Fund and to hedge (or protect) the value of the assets against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets and the Fund will not engage in certain strategies that are considered highly risky and speculative.

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We believe that a diversified approach will remain important, as concerns regarding the U.S. fiscal policy and structural debt problems in Europe are likely to continue in 2013. Although the U.S. economy continues to post weak economic growth, there are some positive developments. Specifically, the housing market has begun to stabilize, and prospects for increased oil and natural gas production have the potential to provide a greater level of energy independence in the coming decade. In Europe, we remain cautious, given continued uncertainty around the formation of fiscal and banking unions among European Union nations. The Fund continues to have exposure to emerging markets, although concerns around the near-term sustainability of global growth and the uncertainty surrounding China’s economic slowdown have caused us to trim the Fund’s overweight positioning in emerging markets. As 2012 came to a close, the Fund remained overweight in Japan, given positive political changes and attractive valuations. Conversely, at year-end, we remained cautious on global fixed income, given the low absolute yields across most bond categories.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 12/31/12

U.S. Treasury Note 3.500% 5/15/20	1.9%
SPDR Gold Trust	1.6%
United Kingdom Gilt 4.750% 3/07/20	1.4%
Apple, Inc.	1.2%
Republic of Germany 4.250% 7/04/17	1.1%
Australia Government Bond 5.500% 4/21/23	1.1%
U.S. Treasury Note 2.250% 3/31/16	1.0%
Bundesrepublik Deutschland 3.500% 7/04/19	0.9%
U.S. Treasury Note 2.625% 8/15/20	0.9%
Brazil Notas do Tesouro Nacional Serie B 6.000% 8/15/22	0.8%

11.9%

MassMutual Select BlackRock Global Allocation Fund Asset Allocation (% of Net Assets) on 12/31/12

Equities	60.7%
Bonds & Notes	22.7%
Mutual Funds	2.7%
Purchased Options	0.7%
Warrants	0.0%

Total Long-Term Investments	86.8%
Short-Term Investments and Other Assets and Liabilities	13.2%

Net Assets	100.0%

7

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select BlackRock Global Allocation Fund Country Weightings (% of Net Assets) on 12/31/12

United States	45.5%
Japan	6.8%
United Kingdom	5.4%
Germany	4.2%
Canada	3.1%
Brazil	2.6%
Australia	2.6%
Switzerland	2.0%
France	1.6%
Netherlands	1.6%
Singapore	1.3%
Republic of Korea	1.1%
Malaysia	1.0%
Hong Kong	1.0%
Cayman Islands	0.8%
Italy	0.7%
Bermuda	0.5%
Ireland	0.4%
Turkey	0.4%
Mexico	0.4%
Taiwan	0.4%
Netherlands Antilles	0.4%
Thailand	0.3%
Russia	0.3%
Spain	0.2%
Luxembourg	0.2%
Chile	0.2%
India	0.2%
China	0.2%
Sweden	0.2%
Poland	0.2%
Channel Islands	0.2%
Israel	0.1%
Kazakhstan	0.1%
South Africa	0.1%
Ukraine	0.1%
Denmark	0.1%
Panama	0.1%
Belgium	0.1%
Norway	0.1%
British Virgin Islands	0.0%
Philippines	0.0%
Colombia	0.0%
Portugal	0.0%
United Arab Emirates	0.0%
Indonesia	0.0%
Argentina	0.0%

Total Long-Term Investments	86.8%
Short-Term Investments and Other Assets and Liabilities	13.2%

Net Assets	100.0%

8

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 12/1/09 - 12/31/12
Class S	10.13%	4.67%
Class A	9.57%	4.15%
Class A (sales load deducted)*	3.27%	2.17%
Class Y	10.10%	4.60%
Class L	9.86%	4.53%
FTSE World Index#	16.96%	7.73%
Citigroup World Government Bond Index	1.65%	2.52%
Custom Global Allocation Index	10.81%	7.09%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 60.7%

COMMON STOCK — 59.2%
Basic Materials — 5.2%
Chemicals — 3.0%
Agrium, Inc.	7,431	$742,431
Asahi Kasei Corp.	74,000	436,995
BASF SE	4,014	377,281
CF Industries Holdings, Inc.	1,621	329,323
China BlueChemical Ltd.	415,700	279,183
The Dow Chemical Co.	25,336	818,860
Eastman Chemical Co.	1,600	108,880
EI du Pont de Nemours & Co.	17,477	785,941
FMC Corp.	36,580	2,140,662
Hitachi Chemical Co. Ltd.	26,400	393,494
JSR Corp.	21,200	400,509
Lanxess AG	9,243	808,362
Linde AG	7,947	1,385,873
Mexichem SAB de CV	71,254	395,840
Monsanto Co.	10,468	990,796
Nitto Denko Corp.	6,200	305,043
Potash Corporation of Saskatchewan, Inc.	33,125	1,347,856
PPG Industries, Inc.	994	134,538
Praxair, Inc.	3,116	341,046
PTT Global Chemical PCL	295,160	675,423
Shin-Etsu Chemical Co. Ltd.	22,788	1,391,879
Sociedad Quimica y Minera de Chile SA Sponsored ADR (Chile)	4,922	283,704
Syngenta AG	6,300	2,541,313
Ube Industries Ltd.	163,600	393,433

		17,808,665

Forest Products & Paper — 0.0%
International Paper Co.	2,503	99,720
Sino-Forest Corp. (a) (b)	25,740	-

		99,720

Iron & Steel — 0.1%
POSCO	793	259,286
POSCO ADR (Republic of Korea)	3,513	288,593

		547,879

Machinery – Construction & Mining — 0.2%
Rio Tinto PLC	18,371	1,070,523

Mining — 1.9%
Alcoa, Inc.	42,271	366,912
Anglo Platinum Ltd.	1	53
Antofagasta PLC	26,899	597,718
BHP Billiton PLC	44,881	1,577,096
Detour Gold Corp. (a)	12,500	312,783
Eldorado Gold Corp.	51,163	658,376
Freeport-McMoRan Copper & Gold, Inc.	5,970	204,174

	Number of Shares	Value
Glencore International PLC	39,717	$231,459
Goldcorp, Inc.	64,147	2,354,195
Kinross Gold Corp.	11,753	114,239
Kinross Gold Corp.	54,283	527,168
Newcrest Mining Ltd.	25,468	594,600
Newmont Mining Corp.	26,329	1,222,719
Orica Ltd.	13,346	350,953
Osisko Mining Corp. (a)	53,104	427,096
Polyus Gold International Ltd. GDR (Russia) (a)	144,023	481,139
Silver Wheaton Corp.	25,177	908,386
Stillwater Mining Co. (a)	20,364	260,252
Teck Resources Ltd. Class B	2,099	76,299

		11,265,617

		30,792,404

Communications — 6.3%
Internet — 0.7%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	3,054	306,286
Expedia, Inc.	1,774	109,012
Google, Inc. Class A (a)	3,439	2,439,523
Rakuten, Inc. (a)	33,800	263,596
Symantec Corp. (a)	3,613	67,961
TIBCO Software, Inc. (a)	14,953	329,116
Yahoo! Japan Corp.	945	305,867

		3,821,361

Media — 1.1%
Comcast Corp. Class A	76,054	2,842,899
DISH Network Corp. Class A	2,825	102,830
Kabel Deutschland Holding AG	7,992	597,628
Liberty Media Corp. - Liberty Capital Class A (a)	3,819	443,042
The McGraw-Hill Cos., Inc.	1,479	80,857
Rogers Communications, Inc. Class B	11,296	514,194
Shaw Communications, Inc.	21,017	482,586
Singapore Press Holdings Ltd.	56,090	185,574
Time Warner Cable, Inc.	11,338	1,101,940
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	53,118	209,442

		6,560,992

Telecommunications — 4.5%
Amdocs Ltd.	2,789	94,798
America Movil SAB de C.V. Sponsored ADR (Mexico)	43,008	995,205
AT&T, Inc. (c)	89,639	3,021,731
Axiata Group	498,412	1,076,983

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
BCE, Inc.	6,832	$292,800
BT Group PLC	257,218	969,582
Chunghwa Telecom Co. Ltd. Sponsored ADR (Taiwan)	14,556	470,741
Chunghwa Telecom Co. Ltd.	54,708	178,017
Cisco Systems, Inc.	77,496	1,522,796
Corning, Inc.	116,456	1,469,675
Crown Castle International Corp. (a)	6,181	446,021
Deutsche Telekom AG	86,546	983,269
Eutelsat Communications SA	11,249	373,509
Far EasTone Telecommunications Co. Ltd.	144,087	368,149
KDDI Corp.	10,500	741,668
Koninklijke KPN NV	43,185	213,559
KT Corp.	2,000	66,492
KT Corp. Sponsored ADR (Republic of Korea) (a)	11,566	193,615
Leap Wireless International, Inc. (a)	19,902	132,348
MetroPCS Communications, Inc. (a)	58,395	580,446
Millicom International Cellular SA	764	66,404
Motorola Solutions, Inc.	1,887	105,068
MTN Group Ltd.	9,105	191,374
Nippon Telegraph & Telephone Corp.	16,370	687,642
NTT DoCoMo, Inc.	573	822,913
Philippine Long Distance Telephone Co. Sponsored ADR (Philippines)	4,122	252,720
QUALCOMM, Inc.	46,303	2,871,712
Singapore Telecommunications Ltd.	288,228	783,852
Softbank Corp.	3,400	124,412
Swisscom AG	1,108	477,872
Telefonica Brasil SA Sponsored ADR (Brazil)	20,519	493,687
Telefonica Deutschland Holding AG (a) (d)	52,116	397,530
Telefonica SA	23,057	313,085
Telekom Malaysia	214,224	423,425
Telekomunikasi Indonesia Tbk PT	181,200	170,491
Telstra Corp. Ltd.	89,579	408,078
TELUS Corp.	4,503	294,707
Verizon Communications, Inc.	37,641	1,628,726
Vodafone Group PLC	179,533	451,501
Vodafone Group PLC Sponsored ADR (United Kingdom)	21,232	534,834
Ziggo NV	32,456	1,048,944

		26,740,381

		37,122,734

Consumer, Cyclical — 5.2%
Airlines — 0.1%
Japan Airlines Co. Ltd. (a)	9,200	393,779

	Number of Shares	Value
Auto Manufacturers — 1.9%
Bayerische Motoren Werke AG	5,599	$539,979
Daihatsu Motor Co. Ltd.	16,750	331,309
Daimler AG	3,621	197,869
Dongfeng Motor Group Co. Ltd. Class H	103,500	162,983
Fiat Industrial SpA	106,704	1,169,954
Ford Motor Co.	91,801	1,188,823
Fuji Heavy Industries Ltd.	120,030	1,511,330
General Motors Co. (a)	42,607	1,228,360
Honda Motor Co. Ltd.	35,260	1,299,628
Hyundai Motor Co.	3,509	722,242
Navistar International Corp. (a)	13,581	295,658
Paccar, Inc.	10,615	479,904
Suzuki Motor Corp.	63,337	1,655,739
Yulon Motor Co. Ltd.	156,000	300,278

		11,084,056

Automotive & Parts — 0.8%
Aisin Seiki Co. Ltd.	10,740	334,952
Autoliv, Inc.	800	53,912
BorgWarner, Inc. (a)	5,182	371,135
Bridgestone Corp.	43,800	1,135,345
Cheng Shin Rubber Industry Co. Ltd.	115,358	300,305
Delphi Automotive PLC (a)	6,200	237,150
Denso Corp.	16,070	559,154
Futaba Industrial Co. Ltd. (a)	22,110	95,687
Johnson Controls, Inc.	11,034	338,744
Lear Corp.	1,900	88,996
Sumitomo Electric Industries Ltd.	26,500	306,663
Toyota Industries Corp.	31,721	1,012,553

		4,834,596

Distribution & Wholesale — 0.5%
Mitsubishi Corp.	48,920	940,326
Mitsui & Co. Ltd.	141,352	2,114,666
Sumitomo Corp.	24,600	315,318

		3,370,310

Entertainment — 0.2%
Delta Topco Ltd. (b)	800,425	469,299
International Game Technology	20,774	294,367
Manchester United PLC Class A (a)	20,636	289,936

		1,053,602

Home Builders — 0.2%
MRV Engenharia e Participacoes SA	88,182	529,547
PulteGroup, Inc. (a)	40,429	734,191
Sekisui Chemical Co. Ltd.	11,000	95,261

		1,358,999

Lodging — 0.0%
Wyndham Worldwide Corp.	1,500	79,815

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 1.2%
Coach, Inc.	1,200	$66,612
CVS Caremark Corp.	20,066	970,191
Kohl’s Corp.	13,366	574,471
Macy’s, Inc.	1,900	74,138
McDonald’s Corp.	17,354	1,530,796
Ross Stores, Inc.	1,200	64,980
Tiffany & Co.	16,224	930,284
Wal-Mart Stores, Inc.	29,225	1,994,022
Yamada Denki Co. Ltd.	12,280	473,551
Zhongsheng Group Holdings Ltd.	213,850	327,115

		7,006,160

Textiles — 0.1%
Guinness Peat Group PLC (a)	374,884	184,791
Kuraray Co. Ltd.	28,810	377,194

		561,985

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	22,112	809,742
Nintendo Co. Ltd.	5,000	533,501

		1,343,243

		31,086,545

Consumer, Non-cyclical — 11.6%
Agriculture — 0.1%
British American Tobacco Malaysia	6,000	121,796
Chaoda Modern Agriculture Holdings Ltd. (a) (b)	1,265,139	45,545
KT&G Corp.	1,768	134,079
Philip Morris International, Inc.	1,179	98,612
SLC Agricola SA	45,443	441,060

		841,092

Beverages — 0.9%
The Coca-Cola Co.	39,688	1,438,690
Constellation Brands, Inc. Class A (a)	2,821	99,835
DE Master Blenders 1753 NV (a)	27,359	318,241
Diageo PLC Sponsored ADR (United Kingdom)	7,872	917,718
Dr. Pepper Snapple Group, Inc.	4,592	202,875
Fomento Economico Mexicano SAB de CV Series B Sponsored ADR (Mexico)	3,227	324,959
Kirin Holdings Co. Ltd.	44,800	526,418
PepsiCo, Inc.	26,129	1,788,007

		5,616,743

Biotechnology — 0.4%
Amgen, Inc.	9,731	839,980
Celgene Corp. (a)	7,646	601,893
Life Technologies Corp. (a)	6,113	300,026
Vertex Pharmaceuticals, Inc. (a)	8,211	344,369

		2,086,268

	Number of Shares	Value
Commercial Services — 1.1%
Alliance Data Systems Corp. (a)	860	$124,494
Anhanguera Educacional Participacoes SA	19,600	334,846
MasterCard, Inc. Class A	3,861	1,896,832
McKesson Corp.	9,552	926,162
Qualicorp SA (a)	40,010	416,410
Visa, Inc. Class A	18,293	2,772,853

		6,471,597

Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co.	10,907	1,140,218
Kao Corp.	8,000	208,435
The Procter & Gamble Co.	38,700	2,627,343

		3,975,996

Foods — 1.5%
Cosan Ltd. Class A	65,297	1,130,291
General Mills, Inc.	20,712	836,972
H.J. Heinz Co.	14,772	852,049
Hillshire Brands Co.	22,798	641,536
Kraft Foods Group, Inc.	25,051	1,139,069
The Kroger Co.	2,958	76,967
Mondelez International Inc.	44,555	1,134,816
Nestle SA	28,752	1,873,886
Unilever NV	11,759	443,711
Unilever NV NY Shares	4,391	168,175
Unilever PLC	7,774	295,084
Unilever PLC Sponsored ADR	4,854	187,947

		8,780,503

Health Care – Products — 0.9%
Covidien PLC	8,149	470,523
Fresenius SE & Co. KGaA	8,839	1,017,308
Johnson & Johnson	33,032	2,315,543
Medtronic, Inc.	15,807	648,403
St. Jude Medical, Inc.	10,672	385,686
Terumo Corp.	6,340	251,909

		5,089,372

Health Care – Services — 1.7%
Aetna, Inc.	25,018	1,158,333
Bangkok Dusit Medical Services PCL	89,600	332,448
Cigna Corp.	11,123	594,636
Coventry Health Care, Inc.	1,900	85,177
DaVita, Inc. (a)	5,130	567,019
Fresenius Medical Care AG & Co. KGaA	4,210	290,878
HCA Holdings, Inc.	29,943	903,380
HEALTHSOUTH Corp. (a)	17,230	363,725
Humana, Inc.	13,993	960,340
IHH Healthcare Bhd (a)	917,100	1,015,061
Life Healthcare Group Holdings Ltd.	99,014	397,769
NMC Health PLC (a)	56,641	183,124
Raffles Medical Group Ltd.	95,600	204,992

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	32,141	$1,743,328
Universal Health Services, Inc. Class B	21,740	1,051,129
WellPoint, Inc.	6,881	419,191

		10,270,530

Household Products — 0.2%
Hypermarcas SA (a)	69,535	576,012
Kimberly-Clark Corp.	6,890	581,723

		1,157,735

Pharmaceuticals — 4.1%
Abbott Laboratories	17,142	1,122,801
Allergan, Inc.	13,286	1,218,725
AmerisourceBergen Corp.	12,978	560,390
Astellas Pharma, Inc.	7,970	358,023
AstraZeneca PLC	33,657	1,591,147
AstraZeneca PLC Sponsored ADR (United Kingdom)	1,697	80,217
Bayer AG	6,221	590,762
Bristol-Myers Squibb Co.	26,435	861,517
Cardinal Health, Inc.	30,537	1,257,514
Cubist Pharmaceuticals, Inc. (a)	7,026	295,514
Express Scripts Holding Co. (a)	13,450	726,300
Gilead Sciences, Inc. (a)	8,941	656,716
GlaxoSmithKline PLC ADR (United Kingdom)	1,783	77,507
Kyowa Hakko Kirin Co. Ltd.	36,210	357,594
Mead Johnson Nutrition Co. Class A	15,227	1,003,307
Merck & Co., Inc.	53,536	2,191,764
Mylan, Inc. (a)	28,608	786,148
Novartis AG	10,467	662,682
Onyx Pharmaceuticals, Inc. (a)	3,908	295,171
Perrigo Co.	4,337	451,178
Pfizer, Inc.	133,193	3,340,480
Roche Holding AG	9,415	1,918,070
Sanofi	11,622	1,102,175
Sanofi ADR (France)	1,546	73,249
Shire Ltd.	29,116	894,239
Sinopharm Group Co.	138,400	439,594
Takeda Pharmaceutical Co. Ltd.	6,400	286,014
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	16,324	609,538
United Therapeutics Corp. (a)	5,877	313,949
Valeant Pharmaceuticals International, Inc. (a)	6,000	358,620

		24,480,905

		68,770,741

Diversified — 0.4%
Holding Company – Diversified — 0.4%
Keppel Corp. Ltd.	92,812	843,335
LVMH Moet Hennessy Louis Vuitton SA	4,605	858,129
Tianjin Development Holdings (a)	786,685	437,597

		2,139,061

	Number of Shares	Value
Energy — 7.1%
Coal — 0.3%
CONSOL Energy, Inc.	40,191	$1,290,130
Project Eagle Shell (b)	10,332	173,578
Project Eagle Shell Series D (b)	36,254	616,318

		2,080,026

Oil & Gas — 6.0%
Anadarko Petroleum Corp.	9,203	683,875
Apache Corp.	6,569	515,666
Athabasca Oil Corp. (a)	83,200	874,073
BG Group PLC	118,309	1,983,837
BP PLC	61,863	428,634
BP PLC Sponsored ADR (United Kingdom)	18,889	786,538
Canadian Natural Resources Ltd.	21,426	618,569
Chevron Corp.	765	82,727
Cobalt International Energy, Inc. (a)	25,665	630,332
ConocoPhillips	1,195	69,298
Devon Energy Corp.	30,978	1,612,095
Diamond Offshore Drilling, Inc.	1,274	86,581
Eni SpA	65,695	1,620,665
EOG Resources, Inc.	5,414	653,957
Helmerich & Payne, Inc.	1,557	87,208
Inpex Corp.	182	971,307
KazMunaiGas Exploration Production GDR (Kazakhstan) (e)	35,439	641,104
Marathon Oil Corp.	81,001	2,483,491
Marathon Petroleum Corp.	54,765	3,450,195
Murphy Oil Corp.	8,225	489,799
Occidental Petroleum Corp.	40,552	3,106,689
Petroleo Brasileiro SA Sponsored ADR (Brazil)	52,755	1,018,171
Phillips 66	52,432	2,784,139
PTT Public Co. Ltd.	38,249	415,125
QEP Resources, Inc.	48,841	1,478,417
Royal Dutch Shell PLC ADR (United Kingdom)	9,725	670,539
SM Energy Co.	18,362	958,680
Statoil ASA	11,884	298,218
Suncor Energy, Inc.	2,789	91,981
Suncor Energy, Inc.	52,859	1,738,230
Total SA Sponsored ADR (France)	27,005	1,404,530
Total SA	21,605	1,118,222
Valero Energy Corp.	3,147	107,376
Vallares PLC (a)	35,058	447,771
Whiting Petroleum Corp. (a)	25,844	1,120,854

		35,528,893

Oil & Gas Services — 0.8%
Halliburton Co.	20,722	718,846
National Oilwell Varco, Inc.	19,880	1,358,798
Schlumberger Ltd.	32,002	2,217,419
Technip SA	2,376	273,547

		4,568,610

		42,177,529

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 10.3%
Banks — 4.1%
Banco Bilbao Vizcaya Argentaria SA	47,270	$433,955
Banco Santander SA	88,441	713,107
Bank of America Corp.	179,914	2,087,002
Bank of New York Mellon Corp.	59,201	1,521,466
Bank of Nova Scotia	9,463	546,641
BB&T Corp.	20,005	582,346
BNP Paribas	26,848	1,513,345
Capital One Financial Corp.	15,336	888,415
Deutsche Bank AG	18,414	802,253
HSBC Holdings PLC	185,516	1,962,171
Intesa Sanpaolo	410,905	710,867
Lloyds Banking Group PLC (a)	766,374	614,078
M&T Bank Corp.	4,046	398,410
Mitsubishi UFJ Financial Group, Inc.	182,000	979,367
Northern Trust Corp.	7,683	385,379
Oversea-Chinese Banking Corp. Ltd.	83,900	675,030
Sberbank of Russian Federation	210,912	651,584
Siam Commercial Bank PCL	81,316	481,144
State Street Corp.	22,144	1,040,989
Sumitomo Mitsui Financial Group, Inc.	44,130	1,603,200
Svenska Handelsbanken AB	13,372	479,118
The Toronto-Dominion Bank	4,462	375,684
U.S. Bancorp	35,546	1,135,339
UniCredit SpA (a)	97,749	482,694
Wells Fargo & Co.	92,971	3,177,749

		24,241,333

Diversified Financial — 2.0%
American Express Co.	21,125	1,214,265
Ameriprise Financial, Inc.	1,200	75,156
The Charles Schwab Corp.	36,387	522,517
Citigroup, Inc.	48,469	1,917,434
Deutsche Boerse AG	6,211	379,094
Discover Financial Services	23,094	890,274
The Goldman Sachs Group, Inc.	12,994	1,657,515
JPMorgan Chase & Co.	67,972	2,988,729
Morgan Stanley	23,242	444,387
Nomura Holdings, Inc.	273,000	1,611,867
UBS AG	35,210	553,718

		12,254,956

Insurance — 2.5%
ACE Ltd.	20,484	1,634,623
Allianz SE	6,893	954,933
American International Group, Inc. (a)	12,400	437,720
Amlin PLC	27,564	167,446
Arch Capital Group Ltd. (a)	5,346	235,331
AXA SA	42,154	762,480
Axis Capital Holdings Ltd.	1,878	65,054
Berkshire Hathaway, Inc. Class B (a)	4,606	413,158

	Number of Shares	Value
The Chubb Corp.	9,435	$710,644
CNA Financial Corp.	2,951	82,658
Fidelity National Financial, Inc. Class A	14,963	352,379
ING Groep NV (a)	78,438	750,078
Lincoln National Corp.	3,763	97,462
MetLife, Inc.	13,405	441,561
Millea Holdings, Inc.	61,775	1,722,410
Mitsui Sumitomo Insurance Group Holdings, Inc.	36,266	724,540
Muenchener Rueckversicherungs AG	2,075	372,553
Platinum Underwriters Holdings Ltd.	3,473	159,758
The Progressive Corp.	25,118	529,990
Prudential Financial, Inc.	5,885	313,847
QBE Insurance Group Ltd.	35,574	407,166
Reinsurance Group of America, Inc. Class A	1,100	58,872
RenaissanceRe Holdings Ltd.	4,417	358,925
Sony Financial Holdings, Inc.	21,000	377,750
StanCorp Financial Group, Inc.	4,745	173,999
Torchmark Corp.	1,550	80,088
The Travelers Cos., Inc.	14,849	1,066,455
Unum Group	3,741	77,888
Xl Group PLC	44,981	1,127,224
Zurich Financial Services AG	1,687	451,090

		15,108,082

Investment Companies — 0.1%
RHJ International (a)	46,200	242,871
RHJ International Deposit Shares (a) (d)	11,800	62,073

		304,944

Real Estate — 0.9%
BR Malls Participacoes SA	22,758	301,498
Brookfield Asset Management, Inc. Class A	17,636	646,359
Capitaland Ltd.	259,500	796,094
Cyrela Brazil Realty SA	51,496	453,984
Mitsui Fudosan Co. Ltd.	21,500	525,268
The St. Joe Co. (a)	105,745	2,440,595

		5,163,798

Real Estate Investment Trusts (REITS) — 0.7%
American Capital Agency Corp.	19,032	550,786
American Tower Corp.	13,189	1,019,114
Equity Residential	8,000	453,360
The Link REIT	236,233	1,183,030
Macquarie Mexico Real Estate Management SA de CV (a) (d)	151,900	300,832
Simon Property Group, Inc.	1,852	292,783
Unibail-Rodamco SE	1,442	353,011

		4,152,916

		61,226,029

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 5.6%
Aerospace & Defense — 1.1%
The Boeing Co.	16,129	$1,215,481
European Aeronautic Defence and Space Co.	24,467	958,943
General Dynamics Corp.	1,267	87,765
L-3 Communications Holdings, Inc.	1,290	98,840
Safran SA	32,518	1,418,942
Spirit AeroSystems Holdings, Inc. Class A (a)	27,012	458,394
United Technologies Corp.	26,511	2,174,167

		6,412,532

Biotechnology — 0.1%
Daikin Industries Ltd.	9,500	326,424

Building Materials — 0.1%
Rinnai Corp.	5,200	353,290
Yuanda China Holdings Ltd.	1,445,132	173,586

		526,876

Electrical Components & Equipment — 0.1%
Hitachi Ltd.	107,600	633,240

Electronics — 0.7%
Agilent Technologies, Inc.	11,744	480,799
Fanuc Ltd.	3,350	622,979
Garmin Ltd.	2,100	85,722
Hoya Corp.	31,820	626,502
Kyocera Corp.	3,300	299,248
Mettler-Toledo, Inc. (a)	1,981	382,927
Murata Manufacturing Co. Ltd.	10,270	605,712
PerkinElmer, Inc.	13,075	415,001
TE Connectivity Ltd.	2,500	92,800
Waters Corp. (a)	7,155	623,344

		4,235,034

Engineering & Construction — 0.4%
JGC Corp.	33,030	1,028,958
KBR, Inc.	15,685	469,295
McDermott International, Inc. (a)	29,278	322,644
Okumura Corp.	77,230	314,346
Toda Corp.	84,200	255,138

		2,390,381

Health Care – Services — 0.1%
Thermo Fisher Scientific, Inc.	11,076	706,427

Machinery – Diversified — 0.6%
CNH Global NV	2,177	87,711
Cummins, Inc.	3,914	424,082
Haitian International Holdings Ltd.	110,171	131,556
IHI Corp.	148,000	380,418
Kubota Corp.	103,220	1,185,525
Rockwell Automation, Inc.	15,191	1,275,892

		3,485,184

	Number of Shares	Value
Manufacturing — 1.2%
3M Co.	8,928	$828,965
Cheil Industries, Inc.	3,171	280,623
Eaton Corp. PLC	4,893	265,200
General Electric Co.	188,315	3,952,732
Invensys PLC	82,412	447,748
Parker Hannifin Corp.	995	84,635
Siemens AG	8,750	951,034

		6,810,937

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	4,345	823,030
Tenaris SA Sponsored ADR (Luxembourg)	8,796	368,728

		1,191,758

Packaging & Containers — 0.0%
Crown Holdings, Inc. (a)	7,291	268,382

Transportation — 1.0%
AP Moeller—Maersk A/S	44	336,795
Asciano Group	92,955	454,278
Canadian Pacific Railway Ltd.	7,398	751,785
Canadian Pacific Railway Ltd.	1,143	115,943
East Japan Railway	19,953	1,290,088
Novorossiysk Commercial Sea Port-Reg GDR (Russia) (e)	32,978	225,899
Union Pacific Corp.	13,733	1,726,513
United Parcel Service, Inc. Class B	10,400	766,792
West Japan Railway Co.	8,200	322,935

		5,991,028

		32,978,203

Technology — 5.5%
Computers — 1.8%
Accenture PLC Class A	1,349	89,708
Apple, Inc.	13,225	7,049,322
Computer Sciences Corp.	2,751	110,178
EMC Corp. (a)	60,882	1,540,315
Fusion-io, Inc. (a)	22,065	505,950
SanDisk Corp. (a)	33,124	1,442,881
Western Digital Corp.	2,190	93,053

		10,831,407

Internet — 0.0%
Check Point Software Technologies Ltd. (a)	1,440	68,602

Office Equipment/Supplies — 0.2%
Canon, Inc.	26,955	1,057,234

Semiconductors — 1.7%
Applied Materials, Inc.	50,131	573,498
ASML Holding NV	1,540	99,191
ASML Holding NV	11,897	770,208
Freescale Semiconductor Holdings I Ltd. (a)	92,600	1,019,526
Intel Corp.	109,787	2,264,906

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
KLA-Tencor Corp.	1,500	$71,640
Rohm Co. Ltd.	8,160	265,088
Samsung Electronics Co. Ltd.	2,899	4,149,122
Taiwan Semiconductor Manufacturing Co. Ltd.	193,000	645,954

		9,859,133

Software — 1.8%
Activision Blizzard, Inc.	125,284	1,330,516
Adobe Systems, Inc. (a)	3,306	124,570
CA, Inc.	3,152	69,281
Citrix Systems, Inc. (a)	4,900	322,175
Electronic Arts, Inc. (a)	81,866	1,189,513
Fidelity National Information Services, Inc.	2,907	101,193
Intuit, Inc.	1,393	82,883
Microsoft Corp. (c)	77,048	2,059,493
Oracle Corp.	140,690	4,687,791
Red Hat, Inc. (a)	6,184	327,505
SAP AG	5,341	427,849
VMware, Inc. Class A (a)	3,200	301,248

		11,024,017

		32,840,393

Utilities — 2.0%
Electric — 1.5%
The AES Corp.	49,014	524,450
American Electric Power Co., Inc.	17,446	744,595
Calpine Corp. (a)	43,797	794,040
CMS Energy Corp.	17,344	422,847
Dominion Resources, Inc.	20,961	1,085,780
Duke Energy Corp.	2,215	141,317
National Grid PLC	112,700	1,290,914
NextEra Energy, Inc.	20,553	1,422,062
PPL Corp.	22,200	635,586
RusHydro Sponsored ADR (Russia)	173,594	400,481
Scottish & Southern Energy PLC	47,195	1,090,727

		8,552,799

Gas — 0.4%
Beijing Enterprises Holdings Ltd.	220,422	1,443,727
China Resources Gas Group Ltd.	102,000	210,968
Tokyo Gas Co. Ltd.	198,988	909,764

		2,564,459

Water — 0.1%
American Water Works Co., Inc.	15,713	583,425

		11,700,683

TOTAL COMMON STOCK (Cost $310,882,085)		350,834,322

	Number of Shares	Value
CONVERTIBLE PREFERRED STOCK — 0.0%
Financial — 0.0%
Savings & Loans — 0.0%
Omnicare Capital Trust II 4.000%	4,900	$235,543

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $163,537)		235,543

PREFERRED STOCK — 1.5%
Consumer, Cyclical — 0.4%
Auto Manufacturers — 0.4%
General Motors Co. 4.750%	12,685	559,789
Volkswagen AG 1.580%	7,775	1,768,858

		2,328,647

Consumer, Non-cyclical — 0.1%
Foods — 0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 1.110%	13,344	587,193

Financial — 0.8%
Banks — 0.4%
HSBC Holdings PLC 8.000%	15,000	413,400
Itau Unibanco Holding SA 3.000%	35,171	580,949
Royal Bank of Scotland Group PLC Series Q 6.750%	5,175	119,025
Royal Bank of Scotland Group PLC, Series M 6.400%	9,550	215,735
Royal Bank of Scotland Group PLC, Series T 7.250%	13,724	328,141
US Bancorp, Series F 6.500% VRN	13,364	382,745
US Bancorp, Series G 6.000% VRN	6,837	189,658
Wells Fargo & Co. 7.500%	240	294,000

		2,523,653

Diversified Financial — 0.2%
Citigroup Capital XIII 7.875%	24,692	688,907
RBS Capital Funding Trust VII, Series G 6.080%	9,031	187,122

		876,029

Real Estate Investment Trusts (REITS) — 0.1%
Health Care REIT, Inc. 6.500%	7,500	428,925

Savings & Loans — 0.1%
GMAC Capital Trust I 8.125%	30,000	799,500

		4,628,107

Industrial — 0.0%
Aerospace & Defense — 0.0%
United Technologies Corp. 7.500%	4,500	250,695

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.2%
Electric — 0.2%
NextEra Energy, Inc. 5.599%	8,579	$427,663
PPL Corp. 8.750%	7,300	392,229
PPL Corp. 9.500%	8,000	418,480

		1,238,372

TOTAL PREFERRED STOCK (Cost $7,850,429)		9,033,014

TOTAL EQUITIES (Cost $318,896,051)		360,102,879

	Principal Amount
BONDS & NOTES — 22.7%

BANK LOANS — 0.5%
Aerospace & Defense — 0.0%
Hamilton Sundstrand Industrial First Lien Term Loan 5.000% 3/28/13	$217,983	219,891

Commercial Services — 0.0%
Navistar, Inc. Term Loan B 7.000% 2/19/13	89,300	89,523

Entertainment — 0.2%
Delta Debtco Ltd. Term Loan 9.250% 7/01/13	1,063,000	1,082,931

Iron & Steel — 0.0%
Essar Steel Algoma, Inc. Term Loan 8.750% 1/22/13	210,197	207,044

Oil & Gas — 0.1%
Obsidian Natural Gas Trust Term Loan, FRN 7.000% 2/01/13	698,708	705,695

Oil & Gas Services — 0.1%
GNL Quintero SA Term Loan 1.320% 1/22/13	440,667	380,296

Telecommunications — 0.1%
Vodafone Americas Finance 2, Inc. Term Loan FRN 6.250% 1/11/13	453,750	466,228

TOTAL BANK LOANS (Cost $2,928,622)		3,151,608

CORPORATE DEBT — 6.9%
Agriculture — 0.1%
BAT International Finance PLC (d) 2.125% 6/07/17	336,000	344,286

	Principal Amount	Value
Auto Manufacturers — 0.2%
Daimler Finance NA LLC (d) 1.300% 7/31/15	$180,000	$181,045
Volkswagen International Finance NV EUR (d) (f) 5.500% 11/09/15	800,000	1,162,475

		1,343,520

Banks — 1.4%
Banco Bradesco SA/Cayman Islands (d) 4.500% 1/12/17	400,000	426,000
Banco Santander Chile FRN (d) 2.310% 2/14/14	340,000	335,925
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (d) 4.125% 11/09/22	283,000	287,952
Bank of America Corp. 1.500% 10/09/15	779,000	782,983
Barclays Bank PLC 7.625% 11/21/22	1,120,000	1,118,600
Commonwealth Bank of Australia/New York NY 1.900% 9/18/17	371,000	379,319
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.950% 11/09/22	251,000	257,033
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect 3.375% 1/19/17	520,000	558,629
Deutsche Bank Capital Funding Trust VII VRN (d) 5.628% 12/31/49	83,000	78,850
Export-Import Bank of Korea 1.250% 11/20/15	211,000	211,351
HSBC USA, Inc. 1.625% 1/16/18	366,000	366,332
ICICI Bank Ltd/Dubai (d) 4.700% 2/21/18	216,000	226,872
JP Morgan Chase Bank NA FRN 0.640% 6/13/16	500,000	486,081
Lloyds TSB Bank PLC STEP GBP (f) 13.000% 12/31/49	565,000	1,332,094
Nordea Bank AB (d) 3.125% 3/20/17	480,000	511,128
Oversea-Chinese Banking Corp. Ltd. (d) 1.625% 3/13/15	340,000	344,221
Sberbank of Russia Via SB Capital SA (d) 5.125% 10/29/22	363,000	369,806
UBS AG 5.875% 12/20/17	200,000	238,052

		8,311,228

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. 1.375% 7/15/17	$264,000	$266,780

Biotechnology — 0.2%
Cubist Pharmaceuticals, Inc., Convertible 2.500% 11/01/17	166,000	260,413
Gilead Sciences, Inc., Convertible 1.625% 5/01/16	640,000	1,079,200

		1,339,613

Building Materials — 0.1%
Building Materials Corp. of America (d) 6.875% 8/15/18	114,000	123,120
Texas Industries, Inc. 9.250% 8/15/20	408,000	437,580

		560,700

Chemicals — 0.0%
Phibro Animal Health Corp. (d) 9.250% 7/01/18	54,000	54,000

Coal — 0.2%
Bumi Investment Pte Ltd. (d) 10.750% 10/06/17	251,000	222,135
Consol Energy, Inc. 8.000% 4/01/17	580,000	627,850
New World Resources NV EUR (e) (f) 7.875% 5/01/18	165,000	225,088

		1,075,073

Computers — 0.1%
SunGard Data Systems, Inc. 7.375% 11/15/18	285,000	305,306

Diversified Financial — 0.6%
Ally Financial, Inc. 4.500% 2/11/14	256,000	263,360
Citigroup, Inc. VRN 5.950% 12/31/49	267,000	270,337
Credit Suisse Group Guernsey I Ltd. VRN (e) 7.875% 2/24/41	310,000	327,949
Credit Suisse Group Guernsey V Ltd. CHF (f) 4.000% 3/29/13	362,000	541,435
Ford Motor Credit Co. LLC 6.625% 8/15/17	116,000	135,542
Ford Motor Credit Co. LLC 7.000% 4/15/15	100,000	111,504
General Electric Capital Corp. 5.625% 5/01/18	346,000	410,887
General Electric Capital Corp. VRN 6.250% 12/31/49	500,000	544,490
Hyundai Capital America (d) 1.625% 10/02/15	140,000	140,841
Hyundai Capital America (d) 2.125% 10/02/17	223,000	224,597

	Principal Amount	Value
Morgan Stanley 4.750% 3/22/17	$146,000	$159,280
Morgan Stanley 4.875% 11/01/22	73,000	75,584
TNK-BP Finance SA (d) 6.625% 3/20/17	133,000	151,287
TNK-BP Finance SA (d) 7.500% 7/18/16	200,000	231,500

		3,588,593

Electric — 0.0%
Empresa Distribuidora Y Comercializadora Norte (d) 9.750% 10/25/22	80,000	35,200

Electrical Components & Equipment — 0.1%
Suzlon Energy Ltd., Convertible (g) 0.000% 10/11/12	341,000	226,765
Suzlon Energy Ltd., Convertible 0.000% 7/25/14	465,000	255,750

		482,515

Engineering & Construction — 0.0%
Odebrecht Finance Ltd. (d) 5.125% 6/26/22	200,000	217,000

Entertainment — 0.1%
Delta Topco Ltd. (b) 10.000% 11/24/60	615,430	596,862

Foods — 0.1%
Olam International Ltd., Convertible 6.000% 10/15/16	600,000	537,000

Forest Products & Paper — 0.1%
TFS Corp. Ltd. (Acquired 6/21/11, Cost $600,000) (d) (h) 11.000% 7/15/18	600,000	563,922

Health Care – Products — 0.2%
DJO Finance LLC / DJO Finance Corp. 9.750% 10/15/17	48,000	42,720
Hologic, Inc. Convertible STEP 2.000% 12/15/37	825,000	919,875

		962,595

Health Care – Services — 0.3%
Bio City Development Co. B.V. (Acquired 7/06/11, Cost $1,400,000) (d) (h) 8.000% 7/06/18	1,400,000	1,398,250
DaVita, Inc. 6.375% 11/01/18	169,000	181,253
DaVita, Inc. 6.625% 11/01/20	150,000	163,125

		1,742,628

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Holding Company – Diversified — 0.2%
Hutchison Whampoa International 11 Ltd. (d) 3.500% 1/13/17	$348,000	$369,268
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (d) (h) 5.500% 11/13/14	618,000	471,225
Wharf Finance 2014 Ltd. HKD (f) 2.300% 6/07/14	2,000,000	261,778

		1,102,271

Media — 0.2%
Cablevision Systems Corp. 5.875% 9/15/22	223,000	223,279
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250% 9/30/22	517,000	523,462
Nara Cable Funding Ltd. EUR (d) (f) 8.875% 12/01/18	200,000	267,950
Ono Finance II PLC (d) 10.875% 7/15/19	153,000	146,115
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (d) 5.500% 1/15/23	202,000	208,565

		1,369,371

Mining — 0.0%
FMG Resources August 2006 Pty Ltd. (d) 6.000% 4/01/17	219,000	223,380
Stillwater Mining Co., Convertible 1.750% 10/15/32	38,000	44,294

		267,674

Oil & Gas — 0.5%
China Petroleum & Chemical Corp., Convertible HKD (f) 0.000% 4/24/14	1,030,000	158,669
Cobalt International Energy, Inc., Convertible 2.625% 12/01/19	1,100,000	1,110,313
Essar Energy PLC, Convertible 4.250% 2/01/16	400,000	288,120
Linn Energy LLC/Linn Energy Finance Corp. 7.750% 2/01/21	211,000	224,715
OGX Petroleo e Gas Participacoes SA (d) 8.500% 6/01/18	650,000	585,000
Petrobras International Finance Co. 3.500% 2/06/17	336,000	352,379
Reliance Holdings USA, Inc. (d) 4.500% 10/19/20	323,000	338,202

		3,057,398

	Principal Amount	Value
Packaging & Containers — 0.0%
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	$77,000	$73,246

Pharmaceuticals — 0.3%
Capsugel Finance Co. SCA EUR (d) (f) 9.875% 8/01/19	100,000	148,494
Hypermarcas SA (d) 6.500% 4/20/21	213,000	230,573
Mylan, Inc. /PA, Convertible 3.750% 9/15/15	551,000	1,171,219

		1,550,286

Real Estate — 0.6%
CapitaLand Ltd., Convertible SGD (f) 2.100% 11/15/16	750,000	617,811
CapitaLand Ltd., Convertible SGD (f) 2.950% 6/20/22	1,500,000	1,215,669
CapitaLand Ltd., Convertible SGD (f) 3.125% 3/05/18	500,000	440,526
Forest City Enterprises, Inc., Convertible 4.250% 8/15/18	125,000	131,484
Keppel Land Ltd., Convertible SGD (f) 2.500% 6/23/13	200,000	164,545
Pyrus Ltd., Convertible, (Acquired 12/20/10, Cost $500,000) (d) (h) 7.500% 12/20/15	500,000	560,500
Sun Hung Kai Properties Capital Market Ltd. (d) 4.500% 2/14/22	200,000	213,637
Ying Li International Real Estate Ltd., Convertible SGD (f) 4.000% 3/03/15	500,000	431,829

		3,776,001

Savings & Loans — 0.8%
Dana Gas Sukuk Ltd., Convertible 7.500% 10/31/49	2,780,000	2,238,178
Odebrecht Drilling Norbe VIII/IX Ltd. (d) 6.350% 6/30/21	323,000	362,567
Paka Capital Ltd., Convertible 1.000% 3/12/13	300,000	309,000
Zeus Cayman II JPY (e) (f) 0.010% 8/18/16	28,000,000	347,758
Zeus Cayman, Convertible JPY (f) 0.000% 8/19/13	106,000,000	1,192,936

		4,450,439

Software — 0.1%
Electronic Arts, Inc., Convertible 0.750% 7/15/16	185,000	170,547

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Take-Two Interactive Software, Inc., Convertible 1.750% 12/01/16	$515,000	$489,894
Take-Two Interactive Software, Inc., Convertible 4.375% 6/01/14	132,000	160,297

		820,738

Telecommunications — 0.3%
British Telecommunications PLC FRN 1.434% 12/20/13	229,000	230,898
Colombia Telecomunicaciones SA ESP (d) 5.375% 9/27/22	216,000	219,510
Cricket Communications, Inc. 7.750% 10/15/20	222,000	226,440
Hughes Satellite Systems Corp. 6.500% 6/15/19	280,000	308,700
Hughes Satellite Systems Corp. 7.625% 6/15/21	103,000	117,162
Intelsat Jackson Holdings SA 7.500% 4/01/21	442,000	487,305

		1,590,015

Transportation — 0.1%
Inversiones Alsacia SA (Acquired 2/18/11, Cost $566,000) (d) (h) 8.000% 8/18/18	365,804	368,595
Viterra, Inc. (d) 5.950% 8/01/20	139,000	150,480

		519,075

TOTAL CORPORATE DEBT (Cost $39,518,464)		40,903,335

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Commercial MBS — 0.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN FRN (d) 2.509% 11/15/15	698,659	697,220

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $652,350)		697,220

SOVEREIGN DEBT OBLIGATIONS — 9.2%
Australia Government Bond AUD (f) 5.500% 12/15/13	1,566,000	1,669,892
Australia Government Bond AUD (f) 5.500% 4/21/23	5,097,000	6,311,876
Australia Government Bond AUD (f) 5.750% 5/15/21	2,412,000	2,983,697
Australia Government Bond AUD (f) 5.750% 7/15/22	693,000	867,677

	Principal Amount	Value
Brazil Notas do Tesouro Nacional Serie B BRL (f) 6.000% 8/15/22	$3,713,000	$4,902,113
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/21	7,115,000	3,660,328
Bundesrepublik Deutschland EUR (f) 3.500% 7/04/19	3,257,161	5,078,281
Canadian Government Bond CAD (f) 1.500% 3/01/17	1,049,000	1,060,621
Canadian Government Bond CAD (f) 3.500% 6/01/20	772,000	876,884
Canadian Government Bond CAD (f) 4.000% 6/01/16	665,000	728,498
Hong Kong Government Bond HKD (f) 1.670% 3/24/14	1,800,000	236,609
Hong Kong Government Bond HKD (f) 1.690% 12/22/14	2,700,000	358,882
Hong Kong Government Bond HKD (f) 2.030% 3/18/13	5,850,000	757,795
Hong Kong Government Bond HKD (f) 3.510% 12/08/14	5,400,000	742,008
Hong Kong Government Bond HKD (f) 4.130% 2/22/13	3,700,000	480,159
Malaysia Government Bond MYR (f) 3.210% 5/31/13	3,522,000	1,152,429
Malaysia Government Bond MYR (f) 3.461% 7/31/13	2,106,000	690,284
Malaysia Government Bond MYR (f) 5.094% 4/30/14	3,622,000	1,215,789
Netherlands Government Bond (d) 1.000% 2/24/17	732,000	737,933
Poland Government Bond PLN (f) 3.000% 8/24/16	2,605,426	907,857
Republic of Germany EUR (f) 4.250% 7/04/17	4,151,000	6,463,061
Switzerland Government Bond CHF (f) 2.000% 4/28/21	254,000	315,734
Switzerland Government Bond CHF (f) 2.000% 5/25/22	188,000	235,149
Switzerland Government Bond CHF (f) 4.000% 2/11/23	366,000	536,484
Turkey Government Bond TRY (f) 2/20/13	666,291	370,313
Turkey Government Bond TRY (f) 5/15/13	1,526,364	836,324
Turkey Government Bond TRY (f) 7.500% 9/24/14	2,309,000	1,323,764
Ukraine Government International Bond (d) 7.800% 11/28/22	366,000	367,830
United Kingdom Gilt GBP (f) 4.750% 3/07/20	4,021,873	8,067,945

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Vnesheconombank Via Finance PLC (d) 6.025% 7/05/22	$200,000	$232,500

		54,168,716

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $52,737,333)		54,168,716

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.1%
Pass-Through Securities — 0.1%
Federal National Mortgage Association TBA Pool #4241 3.000% 8/02/42 (i)	366,000	383,585

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $382,241)		$383,585

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds & Notes — 5.9%
U.S. Treasury Note 0.625% 9/30/17	2,859,600	2,854,462
U.S. Treasury Note 1.000% 9/30/19	2,148,300	2,133,396
U.S. Treasury Note 1.250% 10/31/19	737,900	743,930
U.S. Treasury Note 1.375% 9/30/18	2,998,700	3,082,523
U.S. Treasury Note 1.625% 11/15/22	2,196,500	2,172,407
U.S. Treasury Note 1.750% 5/15/22	1,102,800	1,112,346
U.S. Treasury Note 2.000% 11/15/21	853,900	886,235
U.S. Treasury Note 2.250% 3/31/16	5,582,400	5,914,989
U.S. Treasury Note 2.625% 8/15/20	4,619,700	5,073,081
U.S. Treasury Note (j) 3.500% 5/15/20	9,634,100	11,185,190

		35,158,559

TOTAL U.S. TREASURY OBLIGATIONS (Cost $33,346,461)		35,158,559

TOTAL BONDS & NOTES (Cost $129,565,471)		134,463,023

	Number of Shares	Value
MUTUAL FUNDS — 2.7%
Diversified Financial — 2.7%
BlackRock Liquidity Funds TempFund Portfolio	442,737	$442,737
ETFS Gold Trust (a)	14,400	2,378,304
ETFS Physical Palladium Shares (a)	5,200	359,944
ETFS Platinum Trust (a)	4,400	665,984
iShares Gold Trust (a)	145,800	2,372,166
SPDR Gold Trust (a)	59,001	9,558,752
Vinaland Ltd. (a)	19,071	7,328

		15,785,215

TOTAL MUTUAL FUNDS (Cost $16,121,862)		15,785,215

	Units

PURCHASED OPTIONS — 0.7%
Basic Materials — 0.1%
Mining — 0.1%
Agnico-Eagle Mines Ltd., Call, Expires 1/17/14, Strike 85.00	33,807	25,628
Alcoa, Inc., Call, Expires 1/17/14, Strike 15.00	81,738	5,872
AngloGold Ashanti Ltd., Call, Expires 1/17/14, Strike 65.00	40,090	4,160
Barrick Gold Corp., Call, Expires 1/17/14, Strike 80.00	182,228	8,969
Coeur d’Alene Mines Corp., Call, Expires 1/17/14, Strike 40.00	16,040	16,347
Eldorado Gold Corp., Call, Expires 1/17/14, Strike 25.00	47,598	9,805
Endeavour Silver Corp., Call, Expires 1/17/14, Strike 20.00	12,745	627
First Majestic Silver Corp., Call, Expires 1/17/14, Strike 35.00	8,053	6,007
Freeport-McMoRan Copper & Gold Inc., Call, Expires 1/17/14, Strike 65.00	98,524	8,877
Gold Fields Ltd., Call, Expires 1/17/14, Strike 22.00	98,403	7,469
Goldcorp Inc., Call, Expires 1/17/14, Strike 80.00	113,937	12,242
Harmony Gold Mining Co., Call, Expires 1/17/14, Strike 15.00	25,098	6,703
Kinross Gold Corp., Call, Expires 1/17/14, Strike 20.00	182,228	18,128
New Gold Inc., Call, Expires 1/17/14, Strike 22.00	26,999	8,188
Newmont Mining Corp., Call, Expires 1/17/14, Strike 90.00	145,782	38,150
NovaGold Resources Inc., Call, Expires 1/17/14, Strike 12.00	24,949	2,595

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Pan American Silver Corp., Call, Expires 1/17/14, Strike 50.00	45,521	$1,023
Randgold Resources Ltd., Call, Expires 1/17/14, Strike 165.00	6,144	11,227
Royal Gold, Inc., Call, Expires 1/17/14, Strike 125.00	6,055	9,646
Silver Standard Resources Inc., Call, Expires 1/17/14, Strike 30.00	11,145	3,995
Silver Wheaton Corp., Call, Expires 1/17/14, Strike 55.00	45,715	59,478
Silvercorp Metals Inc., Call, Expires 1/17/14, Strike 15.00	25,999	2,109
Stillwater Mining Co., Call, Expires 1/17/14, Strike 25.00	29,156	7,224
Yamana Gold Inc., Call, Expires 1/17/14, Strike 30.00	109,426	27,892

		302,361

Communications — 0.1%
Internet — 0.1%
Priceline.com Inc., Call, Expires 1/17/14, Strike 1,000.00	7,298	54,551
Yahoo! Inc., Call, Expires 1/17/14, Strike 25.00	127,716	110,836

		165,387

Telecommunications — 0.0%
Cisco Systems, Inc., Call, Expires 1/17/14, Strike 30.00	182,452	20,862
Corning Inc., Call, Expires 1/17/14, Strike 20.00	91,226	12,767
QUALCOMM, Inc., Call, Expires 1/17/14, Strike 95.00	72,981	24,469

		58,098

		223,485

Consumer, Cyclical — 0.0%
Lodging — 0.0%
Las Vegas Sands Corp., Call, Expires 1/17/14, Strike 77.25	65,683	31,959
Starwood Hotels & Resorts Worldwide, Inc., Call, Expires 1/17/14, Strike 85.00	10,947	9,351

		41,310

Retail — 0.0%
AutoZone, Inc., Call, Expires 1/17/14, Strike 550.00	3,430	1,614
Best Buy Co., Inc., Call, Expires 1/17/14, Strike 30.00	98,524	8,581
J.C. Penney Company, Inc., Call, Expires 1/17/14, Strike 55.00	51,086	16,658
Lowe’s Companies, Inc., Call, Expires 1/17/14, Strike 45.00	145,961	119,045

	Units	Value
McDonald’s Corp., Call, Expires 1/17/14, Strike 135.00	32,841	$1,145
Staples, Inc., Call, Expires 1/17/14, Strike 20.00	160,558	5,611
Yum! Brands, Inc., Call, Expires 1/17/14, Strike 100.00	25,543	10,191

		162,845

		204,155

Consumer, Non-cyclical — 0.0%
Beverages — 0.0%
Monster Beverage Corp., Call, Expires 1/17/14, Strike 105.00	25,543	10,925

Commercial Services — 0.0%
Mastercard Inc., Call, Expires 1/17/14, Strike 660.00	5,474	25,755
The Western Union Co., Call, Expires 1/17/14, Strike 25.00	25,543	4
Visa Inc., Call, Expires 1/17/14, Strike 190.00	16,786	73,086

		98,845

Foods — 0.0%
Safeway Inc., Call, Expires 1/17/14, Strike 25.00	43,788	10,667

Health Care – Products — 0.0%
Boston Scientific Corp., Call, Expires 1/17/14, Strike 10.00	82,468	7,623

Health Care – Services — 0.0%
Aetna Inc., Call, Expires 1/17/14, Strike 60.00	32,841	38,279
Humana Inc., Call, Expires 1/17/14, Strike 105.00	14,596	2,213
UnitedHealth Group Inc., Call, Expires 1/17/14, Strike 85.00	36,490	5,627

		46,119

Pharmaceuticals — 0.0%
Bristol Myers Squibb Co., Call, Expires 1/17/14, Strike 50.00	81,738	3,113

		177,292

Energy — 0.1%
Coal — 0.0%
Consol Energy, Inc., Put, Expires 1/19/13, Strike 31.00	282	20,586

Oil & Gas — 0.1%
Anadarko Petroleum Corp., Call, Expires 3/16/13, Strike 75.00	301	128,226
Anadarko Petroleum Corp., Call, Expires 5/18/13, Strike 80.00	144	54,720
Hess Corp., Put, Expires 1/19/13, Strike 47.50	424	17,808

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Murphy Oil Corp., Call, Expires 1/19/13, Strike 62.50	146	$6,570
Talisman Energy, Inc., Call, Expires 4/19/13, Strike 13.00	57,754	13,945
TOTAL S.A., Call, Expires 1/17/14, Strike 30.00	3,987	1,761

		223,030

Oil & Gas Services — 0.0%
Halliburton Co., Call, Expires 1/17/14, Strike 55.00	69,332	18,021

		261,637

Financial — 0.4%
Banks — 0.0%
Bank of America Corp., Call, Expires 1/17/14, Strike 17.00	182,452	68,397

Diversified Financial — 0.4%
CBOE Volatility Index, Call, Expires 1/16/13, Strike 18.00 (b)	24,500	35,525
Euro Stoxx 50 Index, Call, Expires 1/17/14, Strike 50.00	182,452	435,018
Goldman Sachs Japan Weak Yen Index, Call, Expires 3/14/14, Strike 93.80	8,722	143,041
JPMorgan Chase & Co., Call, Expires 1/17/14, Strike 60.00	182,452	102,597
KOSPI 200 Index, Put, Expires 12/12/13, Strike 243.53	36	18,947
Nikkei 225 Index, Call, Expires 12/13/13, Strike 11,000.00	82	50,743
Nikkei 225 Index, Call, Expires 12/13/13, Strike 11,000.00	23	14,276
Nikkei 225 Index, Call, Expires 12/13/13, Strike 9,354.06	165	244,638
Nikkei 225 Index, Call, Expires 12/13/13, Strike 9,400.00	164	235,228
Nikkei 225 Index, Call, Expires 12/13/13, Strike 9,400.00	164	237,375
Nikkei 225 Index, Call, Expires 12/13/13, Strike 9,600.00	165	215,681
Nikkei 225 Index, Call, Expires 12/13/13, Strike 9,617.63	154	201,491
Nikkei 225 Index, Call, Expires 3/14/14, Strike 9,685.15	167	230,376
Russell 2000 Index, Put, Expires 1/18/13, Strike 781.49	1,105	1,439
Russell 2000 Index, Put, Expires 2/15/13, Strike 782.61	1,104	7,070
S&P 500 Index, Call, Expires 2/16/13, Strike 1,520.00	1,000	2,100
S&P 500 Index, Put, Expires 1/18/13, Strike 1,373.62	2,090	14,914
S&P 500 Index, Put, Expires 1/18/13, Strike 1,375.68	1,044	7,916

	Units	Value
S&P 500 Index, Put, Expires 1/19/13, Strike 1,410.00	28	$42,000
S&P 500 Index, Put, Expires 2/15/13, Strike 1,372.24	1,047	17,885
S&P 500 Index, Put, Expires 3/15/13, Strike 1,372.50	1,048	26,974
SPDR Barclays Capital Aggregate Bond ETF, Call, Expires 1/17/14, Strike 30.00	42,331	4,546
Taiwan Taiex Index, Call, Expires 09/18/13, Strike 8,807.55	922	2,322
Taiwan Taiex Index, Call, Expires 12/18/13, Strike 7,057.00	74	50,109
Taiwan Taiex Index, Call, Expires 12/18/13, Strike 7,249.48	112	65,956
Taiwan TWSE Index, Call, Expires 12/18/13, Strike 8,646.11	3,125	13,428
USD Call Euro Put, Expires 6/03/13, Strike 1.20	4,027,000	12,119

		2,433,714

		2,502,111

Industrial — 0.0%
Aerospace & Defense — 0.0%
Boeing Co., Call, Expires 1/17/14, Strike 110.00	29,192	4,394
United Technologies Corp., Call, Expires 1/17/14, Strike 120.00	27,733	4,144

		8,538

Machinery – Construction & Mining — 0.0%
Caterpillar Inc., Call, Expires 1/17/14, Strike 135.00	47,437	25,595

Manufacturing — 0.0%
General Electric Co., Call, Expires 1/17/14, Strike 35.00	182,452	2,145

		36,278

Technology — 0.0%
Computers — 0.0%
EMC Corp., Call, Expires 1/17/14, Strike 40.00	127,716	17,012
Hewlett-Packard Co., Call, Expires 1/17/14, Strike 30.00	182,452	17,359
International Business Machines Corp., Call, Expires 1/17/14, Strike 295.00	18,975	707
NetApp Inc., Call, Expires 1/17/14, Strike 60.00	59,844	18,994

		54,072

Semiconductors — 0.0%
Marvell Technology Group Ltd., Call, Expires 1/17/14, Strike 20.00	105,822	2,255

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Broadcom Corp., Call, Expires 1/17/14, Strike 55.00	43,788	$12,905
Intel Corp., Call, Expires 1/17/14, Strike 40.00	182,452	2,283

		17,443

Software — 0.0%
Activision Blizzard, Inc., Call, Expires 1/17/14, Strike 20.00	45,248	434
Apple, Inc., Call, Expires 2/16/13, Strike 635.00	29	11,020
Microsoft Corp., Call, Expires 1/17/14, Strike 45.00	182,452	9,520

		20,974

		92,489

TOTAL PURCHASED OPTIONS (Cost $5,405,241)		3,799,808

	Number of Shares
WARRANTS — 0.0%
Basic Materials — 0.0%
Mining — 0.0%
Kinross Gold Corp., Expires 9/03/13, Strike 32.00 (a)	7,400	74

Financial — 0.0%
Insurance — 0.0%
TFS Corp. Ltd., Expires 07/15/18, Strike 1.28 (a)	222,000	6,927

TOTAL WARRANTS (Cost $33,373)		7,001

TOTAL LONG-TERM INVESTMENTS (Cost $470,021,998)		514,157,926

	Principal Amount
SHORT-TERM INVESTMENTS — 13.7%
Certificate of Deposit — 0.1%
Banco Del Estado De Chile 2.030% 4/02/15	$475,000	473,068

Sovereign Debt Obligations — 2.6%
German Treasury Bill EUR (f) 0.080% 1/09/13	369,084	487,181
German Treasury Bill EUR (f) 0.080% 1/23/13	369,084	487,196
Japan Treasury Discount Bill JPY (f) 0.010% 2/20/13	120,000,000	1,384,941

	Principal Amount	Value
Japan Treasury Discount Bill JPY (f) 0.010% 3/11/13	$110,000,000	$1,269,461
Japan Treasury Discount Bill JPY (f) 0.010% 3/11/13	70,000,000	807,846
Japan Treasury Discount Bill JPY (f) 0.094% 1/16/13	130,000,000	1,500,490
Mexico Cetes MXN (f) 0.010% 3/21/13	24,089,900	1,834,864
Mexico Cetes MXN (f) 0.010% 4/04/13	24,862,100	1,902,145
Singapore Treasury Bill SGD (f) 0.010% 1/24/13	1,476,000	1,208,156
Singapore Treasury Bill SGD (f) 0.010% 1/31/13	3,253,000	2,661,545
Singapore Treasury Bill SGD (f) 0.010% 2/07/13	2,031,000	1,662,169
Singapore Treasury Bill SGD (f) 0.197% 1/10/13	549,000	449,406

		15,655,400

Time Deposits — 0.0%
Brown Brothers Harriman Time Deposit 0.030% 1/02/13	34,929	34,929

U.S. Treasury Bills — 11.0%
U.S. Treasury Bill 0.010% 1/17/13	1,840,000	1,839,947
U.S. Treasury Bill 0.010% 1/24/13	1,340,000	1,339,927
U.S. Treasury Bill 0.010% 2/14/13	3,000,000	2,999,725
U.S. Treasury Bill 0.010% 2/21/13	2,850,000	2,849,603
U.S. Treasury Bill 0.010% 2/28/13	1,750,000	1,749,774
U.S. Treasury Bill 0.010% 3/07/13	3,950,000	3,949,383
U.S. Treasury Bill 0.010% 3/14/13	41,847,000	41,839,569
U.S. Treasury Bill 0.010% 3/21/13	6,000,000	5,999,473
U.S. Treasury Bill 0.010% 4/04/13	2,600,000	2,599,805

		65,167,206

TOTAL SHORT-TERM INVESTMENTS (Cost $81,593,941)		81,330,603

TOTAL INVESTMENTS — 100.5% (Cost $551,615,939) (k)		595,488,529

Other Assets/(Liabilities) — (0.5)%		(2,679,117)

NET ASSETS — 100.0%		$592,809,412

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Notes to Consolidated Portfolio of Investments

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
MBS	Mortgage-Backed Security
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
SGD	Singapore Dollar
STEP	Step Up Bond
TBA	To Be Announced
TRY	New Turkish Lira
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $1,937,127 or 0.33% of net assets.
(c)	These securities are held as collateral for written options. (Note 2).
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $15,290,391 or 2.58% of net assets.
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $1,767,798 or 0.30% of net assets.
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2012, these securities amounted to a value of $226,765 or 0.04% of net assets.
(h)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $3,362,492 or 0.57% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(i)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(j)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Note 2) (a)	$514,157,926
Short-term investments, at value (Note 2) (b)	81,330,603

Total investments	595,488,529

Foreign currency, at value (c)	84,476
Receivables from:
Investments sold	1,154,759
Open forward foreign currency contracts (Note 2)	627,994
Investment adviser (Note 3)	80,131
Fund shares sold	103,737
Interest and dividends	2,041,661
Foreign taxes withheld	107,322
Open swap agreements, at value (Note 2)	125,251

Total assets	599,813,860

Liabilities:
Payables for:
Investments purchased	760,715
Closed swap agreements, at value	3,282
Written options outstanding, at value (Note 2) (d)	1,332,391
Open forward foreign currency contracts (Note 2)	359,505
Fund shares repurchased	329,382
Investments purchased on a when-issued basis (Note 2)	382,638
Variation margin on open futures contracts (Note 2)	164,021
Payable for premium on purchased options	123,430
Open swap agreements, at value (Note 2)	8,169
Trustees’ fees and expenses (Note 3)	58,990
Collateral pledged for open swap agreements (Note 2)	2,800,000
Affiliates (Note 3):
Investment management fees	405,937
Administration fees	37,483
Service fees	3,994
Due to custodian	18,688
Accrued expense and other liabilities	215,823

Total liabilities	7,004,448

Net assets	$592,809,412

Net assets consist of:
Paid-in capital	$551,413,357
Distributions in excess of net investment income	(1,691,881)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,515,627)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	44,603,563

Net assets	$592,809,412

(a) Cost of investments:	$470,021,998
(b) Cost of short-term investments:	$81,593,941
(c) Cost of foreign currency:	$84,417
(d) Premiums on written options:	$1,630,144

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

December 31, 2012

Class S shares:
Net assets	$547,435,939

Shares outstanding (a)	51,011,253

Net asset value, offering price and redemption price per share	$10.73

Class Y shares:
Net assets	$16,060,448

Shares outstanding (a)	1,497,489

Net asset value, offering price and redemption price per share	$10.72

Class L shares:
Net assets	$23,252,894

Shares outstanding (a)	2,118,689

Net asset value, offering price and redemption price per share	$10.98

Class A shares:
Net assets	$6,060,131

Shares outstanding (a)	566,819

Net asset value and redemption price per share	$10.69

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.34

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended December 31, 2012

Investment income (Note 2):
Dividends (a)	$8,684,200
Interest	5,159,481

Total investment income	13,843,681

Expenses (Note 3):
Investment management fees	4,631,384
Custody fees	533,951
Audit fees	116,550
Legal fees	26,031
Proxy fees	1,108
Shareholder reporting fees	24,592
Trustees’ fees	44,354

5,377,970
Administration fees:
Class S	272,012
Class Y	12,053
Class L	38,528
Class A	13,102
Subsidiary administration fees	31,766
Service fees:
Class A	10,919

Total expenses	5,756,350
Expenses waived (Note 3):
Class S fees waived by adviser	(625,427)
Class Y fees waived by adviser	(9,238)
Class L fees waived by adviser	(14,764)
Class A fees waived by adviser	(5,021)
Class S administrative fees waived	(385)
Class Y administrative fees waived	(6)
Class L administrative fees waived	(10)
Class A administrative fees waived	(5)
Class S management fees waived	(73,815)
Class Y management fees waived	(1,090)
Class L management fees waived	(1,743)
Class A management fees waived	(593)
Subsidiary expenses waived (Note 3)	(66,569)

Net expenses	4,957,684

Net investment income (loss)	8,885,997

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,662,763
Futures contracts	(2,153,216)
Written options	1,946,930
Swap agreements	33,337
Foreign currency transactions	(512,643)

Net realized gain (loss)	977,171

Net change in unrealized appreciation (depreciation) on:
Investment transactions	45,508,128
Futures contracts	181,041
Written options	297,882
Swap agreements	55,038
Translation of assets and liabilities in foreign currencies	34,017

Net change in unrealized appreciation (depreciation)	46,076,106

Net realized gain (loss) and change in unrealized appreciation (depreciation)	47,053,277

Net increase (decrease) in net assets resulting from operations	$55,939,274

(a) Net of withholding tax of:	$368,195

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,885,997	$9,889,717
Net realized gain (loss) on investment transactions	977,171	11,144,598
Net change in unrealized appreciation (depreciation) on investments	46,076,106	(43,542,483)

Net increase (decrease) in net assets resulting from operations	55,939,274	(22,508,168)

Distributions to shareholders (Note 2):
From net investment income:
Class S	(8,985,100)	(12,122,742)
Class Y	(249,972)	(17,438)
Class L	(349,768)	-
Class A	(79,199)	(33,024)

Total distributions from net investment income	(9,664,039)	(12,173,204)

From net realized gains:
Class S	(1,380,435)	(8,958,052)
Class Y	(36,645)	(13,889)
Class L	(62,442)	(1)
Class A	(15,048)	(32,089)

Total distributions from net realized gains	(1,494,570)	(9,004,031)

Net fund share transactions (Note 5):
Class S	(21,325,927)	13,442,220
Class Y	14,429,540	(667,435)
Class L	21,811,385	(10,919,314)
Class A	3,691,231	(295,188)

Increase (decrease) in net assets from fund share transactions	18,606,229	1,560,283

Total increase (decrease) in net assets	63,386,894	(42,125,120)
Net assets
Beginning of year	529,422,518	571,547,638

End of year	$592,809,412	$529,422,518

Distributions in excess of net investment income included in net assets at end of year	$(1,691,881)	$(1,597,982)

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]
Class S
12/31/12[w]	$9.93	$0.17		$0.84	$1.01	$(0.18)	$(0.03)	$-	$(0.21)	$10.73	10.13%
12/31/11[w]	10.79	0.19		(0.63)	(0.44)	(0.24)	(0.18)	-	(0.42)	9.93	(4.07%	)
12/31/10	9.90	0.16		0.83	0.99	(0.10)	-	-	(0.10)	10.79	10.03%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.96%	)[b]
Class Y
12/31/12[w]	$9.93	$0.15		$0.85	$1.00	$(0.18)	$(0.03)	$-	$(0.21)	$10.72	10.10%
12/31/11[w]	10.78	0.18		(0.63)	(0.45)	(0.22)	(0.18)	-	(0.40)	9.93	(4.15%	)
12/31/10	9.90	0.16		0.82	0.98	(0.10)	-	-	(0.10)	10.78	9.93%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.97%	)[b]
Class L
12/31/12[w]	$10.17	$0.14		$0.87	$1.01	$(0.17)	$(0.03)	$-	$(0.20)	$10.98	9.86%
12/31/11[w]	10.79	0.16		(0.59)	(0.43)	(0.01)	(0.18)	-	(0.19)	10.17	(3.91%	)
12/31/10	9.90	0.13		0.83	0.96	(0.07)	-	-	(0.07)	10.79	9.66%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.98%	)[b]
Class A
12/31/12[w]	$9.91	$0.11		$0.84	$0.95	$(0.14)	$(0.03)	$-	$(0.17)	$10.69	9.57%
12/31/11[w]	10.77	0.13		(0.63)	(0.50)	(0.18)	(0.18)	-	(0.36)	9.91	(4.53%	)
12/31/10	9.90	0.11		0.84	0.95	(0.08)	-	-	(0.08)	10.77	9.46%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	-	-	9.90	(1.00%	)[b]

	Year ended December 31
	2012	2011	2010	2009
Portfolio turnover rate for all share classes	61%	43%	46%	21%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
f	Amount is less than $500.
g	For the period December 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
w	Consolidated.
x	Excludes short sale dividend and loan expense.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Statement of Operations.
z	Includes short sale dividend and loan expense.

The accompanying notes are an integral part of the consolidated financial statements.

30

Ratios / Supplemental Data
Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers[x]	Ratio of expenses to average daily net assets after expense waivers[x]	Short sale dividend and loan expense to average daily net assets[y]	Ratio of expenses to average daily net assets before expense waivers[z]	Ratio of expenses to average daily net assets after expense waivers[z]	Net investment income (loss) to average daily net assets

$547,436		1.00%	0.86%[j]	N/A	1.00%	0.86%[j]	1.57%
526,621		0.95%	0.86%[j]	0.00%[e]	0.95%	0.86%[j]	1.77%
556,739		0.95%	0.86%[j]	0.00%[e]	0.95%	0.86%[j]	1.54%
462,500		1.33%[a]	0.86%[a,j]	N/A	N/A	N/A	0.84%[a]

$16,060		1.10%	0.96%[j]	N/A	1.10%	0.96%[j]	1.45%
786		1.05%	0.96%[j]	0.00%[e]	1.05%	0.96%[j]	1.63%
1,524		1.05%	0.96%[j]	0.00%[e]	1.05%	0.96%[j]	1.52%
99		1.43%[a]	0.96%[a,j]	N/A	N/A	N/A	0.49%[a]

$23,253		1.25%	1.11%[j]	N/A	1.25%	1.11%[j]	1.29%
0	[f]	1.17%	1.10%[j]	0.00%[e]	1.17%	1.10%[j]	1.42%
10,852		1.20%	1.11%[j]	0.00%[e]	1.20%	1.11%[j]	1.29%
9,702		1.58%[a]	1.11%[a,j]	N/A	N/A	N/A	0.64%[a]

$6,060		1.50%	1.36%[j]	N/A	1.50%	1.36%[j]	1.07%
2,015		1.45%	1.36%[j]	0.00%[e]	1.45%	1.36%[j]	1.24%
2,432		1.45%	1.36%[j]	0.00%[e]	1.45%	1.36%[j]	1.10%
99		1.83%[a]	1.36%[a,j]	N/A	N/A	N/A	0.08%[a]

31

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

The following table shows the classes available for the Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

Class S	Class Y	Class L	Class A	Class N
12/1/2009	12/1/2009	12/1/2009	12/1/2009	None	*

*	Class N shares were eliminated as of February 8, 2011.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of December 31, 2012, the Fund’s net assets were $592,809,412, of which $15,301,458 or 2.6%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the

32

Notes to Consolidated Financial Statements (Continued)

Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are

[1]	Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

33

Notes to Consolidated Financial Statements (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

34

Notes to Consolidated Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2012, for the Fund’s investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Equities
Common Stock
Basic Materials	$16,240,788	$14,551,616	$-	†	$30,792,404
Communications	24,221,876	12,900,858	-		37,122,734
Consumer, Cyclical	12,696,227	17,921,019	469,299		31,086,545
Consumer, Non-cyclical	51,141,429	17,629,312	-		68,770,741
Diversified	-	2,139,061	-		2,139,061
Energy	33,189,203	8,198,430	789,896		42,177,529
Financial	36,033,234	25,192,795	-		61,226,029
Industrial	19,579,896	13,398,307	-		32,978,203
Technology	25,524,939	7,315,454	-		32,840,393
Utilities	6,354,102	5,346,581	-		11,700,683

Total Common Stock	224,981,694	124,593,433	1,259,195		350,834,322

Convertible Preferred Stock
Financial	235,543	-	-		235,543

Total Convertible Preferred Stock	235,543	-	-		235,543

Preferred Stock
Consumer, Cyclical	559,789	1,768,858	-		2,328,647
Consumer, Non-cyclical	-	587,193	-		587,193
Financial	4,047,158	580,949	-		4,628,107
Industrial	250,695	-	-		250,695
Utilities	810,709	427,663	-		1,238,372

Total Preferred Stock	5,668,351	3,364,663	-		9,033,014

Total Equities	230,885,588	127,958,096	1,259,195		360,102,879

Bonds & Notes
Total Bank Loans	-	3,151,608	-		3,151,608

Total Corporate Debt	-	36,943,981	3,959,354		40,903,335

Non-U.S. Government Agency Obligations
Commercial MBS	-	697,220	-		697,220

Total Non-U.S. Government Agency Obligations	-	697,220	-		697,220

Total Sovereign Debt Obligations	-	54,168,716	-		54,168,716

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	383,585	-		383,585

Total U.S. Government Agency Obligations and Instrumentalities	-	383,585	-		383,585

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	35,158,559	-		35,158,559

Total U.S. Treasury Obligations	-	35,158,559	-		35,158,559

Total Bonds & Notes	-	130,503,669	3,959,354		134,463,023

Total Mutual Funds	15,777,887	7,328	-		15,785,215

†	Represents security at $0 value as of December 31, 2012.

35

Notes to Consolidated Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Purchased Options
Basic Materials	$-	$302,361	$-	$302,361
Communications	-	223,485	-	223,485
Consumer, Cyclical	-	204,155	-	204,155
Consumer, Non-cyclical	-	177,292	-	177,292
Energy	227,910	33,727	-	261,637
Financial	44,100	2,458,011	-	2,502,111
Industrial	-	36,278	-	36,278
Technology	11,020	81,469	-	92,489

Total Purchased Options	283,030	3,516,778	-	3,799,808

Warrants
Basic Materials	74	-	-	74
Financial	-	-	6,927	6,927

Total Warrants	74	-	6,927	7,001

Total Long-Term Investments	246,946,579	261,985,871	5,225,476	514,157,926

Total Short-Term Investments	-	81,330,603	-	81,330,603

Total Investments	$246,946,579	$343,316,474	$5,225,476	$595,488,529

The following is the aggregate value by input level, as of December 31, 2012, for the Fund’s other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Forward Contracts
Foreign Exchange Risk	$-	$627,994	$-	$627,994
Futures Contracts
Equity Risk	55,830	-	-	55,830
Swap Agreements
Credit Risk	-	7,454	-	7,454
Equity Risk	-	79,284	-	79,284
Interest Rate Risk	-	38,513	-	38,513

36

Notes to Consolidated Financial Statements (Continued)

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Forward Contracts
Foreign Exchange Risk	$-	$(359,505)	$-	$(359,505)
Futures Contracts
Equity Risk	(17,127)	-	-	(17,127)
Swap Agreements
Interest Rate Risk	-	(8,169)	-	(8,169)
Written Options
Equity Risk	(402,447)	(907,725)	-	(1,310,172)
Foreign Exchange Risk	-	(22,219)	-	(22,219)

The liabilities shown in the Consolidated Statement of Assets and Liabilities related to investments purchased on a when-issued basis, closed swap agreements at value, and collateral pledged for open swap agreements for the Fund approximate fair value, which would be categorized at Level 2, as of December 31, 2012.

The Fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2012. The Fund recognizes transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/11		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/12

Long-Term Investments
Equities
Common Stock
Consumer, Cyclical	$-		$-	$-	$(24,698)	$493,997	$-	$-		$-		$469,299	$(24,698)
Energy	-		-	-	-	789,896	-	-		-		789,896	-
Bonds & Notes
Bank Loans	1,088,175		-	-	-	-	-	-		(1,088,175	)**	-	-
Corporate Debt†	2,364,695		-	-	130,632	-	(25,197)	892,362	**	-		3,362,492	130,632
Corporate Debt	-		-	(3,489)	(31,414)	798,928	(167,163)	-		-		596,862	(31,414)
Warrants
Financial	-	***	-	-	6,927	-	-	-		-		6,927	6,927
Short-Term Investments	1,619,638		21,647	43,105	48,221	1,667,859	(3,400,470)	-		-		-	-

	$5,072,508		$21,647	$39,616	$129,668	$3,750,680	$(3,592,830)	$892,362		$(1,088,175)		$5,225,476	$81,447

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
***	Represents security at $0 value as of December 31, 2011.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

37

Notes to Consolidated Financial Statements (Continued)

None of the unobservable inputs, individually or collectively, had a material impact on the Fund.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended December 31, 2012. The following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	M

Total Return Swaps****
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	M
Duration/Credit Quality Management	A
Income	M

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Income	A
Directional Investment	A

38

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use
Structured Options
Hedging/Risk Management	A
Directional Investment	A

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	A
Result of a Corporate Action	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At December 31, 2012, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$627,994	$-	$627,994
Futures Contracts^^	-	55,830	-	-	55,830
Swap Agreements*	7,454	79,284	-	38,513	125,251
Purchased Options*	-	3,787,689	12,119	-	3,799,808
Warrants*	-	7,001	-	-	7,001

Total Value	$7,454	$3,929,804	$640,113	$38,513	$4,615,884

Liability Derivatives
Forward Contracts^	$-	$-	$(359,505)	$-	$(359,505)
Futures Contracts^^	-	(17,127)	-	-	(17,127)
Swap Agreements^	-	-	-	(8,169)	(8,169)
Written Options^	-	(1,310,172)	(22,219)	-	(1,332,391)

Total Value	$-	$(1,327,299)	$(381,724)	$(8,169)	$(1,717,192)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(360,058)	$-	$(360,058)
Futures Contracts	-	(2,153,377)	-	161	(2,153,216)
Swap Agreements	(238,282)	81,654	(220)	190,185	33,337
Purchased Options	-	(4,470,052)	(188,975)	(1,099)	(4,660,126)
Structured Options	-	(62,687)	-	-	(62,687)
Written Options	-	1,878,328	68,602	-	1,946,930
Rights	-	70	-	-	70

Total Realized Gain (Loss)	$(238,282)	$(4,726,064)	$(480,651)	$189,247	$(5,255,750)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(3,285)	$-	$(3,285)
Futures Contracts	-	181,041	-	-	181,041
Swap Agreements	(3,487)	68,191	(6,089)	(3,577)	55,038
Purchased Options	-	(444,164)	(193,324)	-	(637,488)
Structured Options	-	135,511	-	-	135,511
Written Options	-	269,072	45,874	(17,064)	297,882
Warrants	-	116,430	-	-	116,430

Total Change in Appreciation (Depreciation)	$(3,487)	$326,081	$(156,824)	$(20,641)	$145,129

39

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$55,160,301	$-	$55,160,301
Futures Contracts	-	95	-	-	95
Swap Agreements	$2,906,756	$188,125	$356,000	$32,838,386	$36,289,267
Purchased Options	-	2,032,351	5,204,875	218,417,000	225,654,226
Structured Options	-	4,163	-	-	4,163
Written Options	-	178,810	6,380,750	218,417,000	224,976,560
Rights	-	106,659	-	-	106,659
Warrants	-	270,439	-	-	270,439

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, structured options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2012.

Further details regarding the derivatives and other investments held by the Fund during the year ended December 31, 2012, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

Forward Foreign Currency Contracts and Foreign Currency Options. The Fund may enter into foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if the Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, the Fund may enter into foreign currency forward contracts, which call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have

40

Notes to Consolidated Financial Statements (Continued)

an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Foreign Currency Swaps. The Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. For a description of risks associated with swap transactions and the accounting treatment, see “Swap Agreements” below.

The Fund had the following open forward foreign currency contracts at December 31, 2012. The Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUYS
	Deutsche Bank AG	2,718,430	Brazilian Real	1/03/13	$1,324,124	$1,327,683	$3,559
	Deutsche Bank AG	2,718,430	Brazilian Real	1/03/13	1,330,281	1,327,683	(2,598)

					$2,654,405	$2,655,366	$961

SELLS
	Barclays Bank PLC	666,291	New Turkish Lira	2/20/13	$366,759	$371,091	$(4,332)

	Credit Suisse Securities LLC	369,084	Euro	1/09/13	450,185	487,198	(37,013)
	Credit Suisse Securities LLC	1,842,298	Euro	1/11/13	2,411,531	2,431,908	(20,377)
	Credit Suisse Securities LLC	369,084	Euro	1/23/13	450,297	487,256	(36,959)
	Credit Suisse Securities LLC	1,701,310	Euro	1/24/13	2,249,115	2,246,047	3,068
	Credit Suisse Securities LLC	24,089,900	Mexican Peso	3/21/13	1,801,653	1,850,373	(48,720)
	Credit Suisse Securities LLC	1,526,364	New Turkish Lira	5/15/13	830,475	841,075	(10,600)

					8,193,256	8,343,857	(150,601)

	Deutsche Bank AG	718,971	Australian Dollar	1/11/13	750,605	746,172	4,433
	Deutsche Bank AG	2,718,430	Brazilian Real	1/03/13	1,300,000	1,327,683	(27,683)
	Deutsche Bank AG	2,718,430	Brazilian Real	1/03/13	1,330,281	1,327,683	2,598

41

Notes to Consolidated Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELLS (Continued)
Deutsche Bank AG	2,718,430	Brazilian Real	2/04/13	$1,318,346	$1,322,097	$(3,751)
Deutsche Bank AG	1,607,700	British Pound	1/11/13	2,589,201	2,611,572	(22,371)
Deutsche Bank AG	255,700	British Pound	1/18/13	412,751	415,355	(2,604)
Deutsche Bank AG	1,538,475	Euro	2/01/13	2,011,710	2,031,214	(19,504)
Deutsche Bank AG	180,000,000	Japanese Yen	3/11/13	2,227,788	2,078,740	149,048
Deutsche Bank AG	24,862,100	Mexican Peso	4/04/13	1,922,972	1,907,103	15,869

				13,863,654	13,767,619	96,035

Goldman Sachs & Co.	574,000	British Pound	1/18/13	925,782	932,397	(6,615)

JP Morgan Chase Bank	943,950	British Pound	1/10/13	1,519,382	1,533,371	(13,989)
JP Morgan Chase Bank	831,800	British Pound	1/17/13	1,339,847	1,351,166	(11,319)

				2,859,229	2,884,537	(25,308)

UBS AG	650,779	Euro	1/17/13	845,779	859,099	(13,320)
UBS AG	130,000,000	Japanese Yen	1/16/13	1,658,840	1,500,660	158,180
UBS AG	120,000,000	Japanese Yen	2/20/13	1,525,825	1,385,618	140,207
UBS AG	1,476,000	Singapore Dollar	1/24/13	1,172,778	1,208,243	(35,465)
UBS AG	2,031,000	Singapore Dollar	2/07/13	1,636,979	1,662,519	(25,540)

				6,840,201	6,616,139	224,062

				$33,048,881	$32,915,640	$133,241

Cross Currency Forwards
Barclays Bank PLC	1,120,000	USD/Euro	2/01/13	$1,464,567	$1,478,710	$14,143
	122,544,240	Japanese Yen/USD	2/01/13	1,464,567	1,414,781	49,786

					$2,893,491	$63,929

Barclays Bank PLC	63,974,960	USD/Japanese Yen	2/01/13	$743,160	$738,595	$(4,565)
	560,000	Euro/USD	2/01/13	743,160	739,355	3,805

					$1,477,950	$(760)

Credit Suisse Securities LLC	1,339,208	USD/Swiss Franc	1/25/13	$1,466,019	$1,464,805	$(1,214)
	1,108,130	Euro/USD	1/25/13	1,466,019	1,462,951	3,068

					$2,927,756	$1,854

Deutsche Bank AG	1,130,000	USD/Euro	2/01/13	$1,476,345	$1,491,913	$15,568
	123,281,870	Japanese Yen/USD	2/01/13	1,476,345	1,423,297	53,048

					$2,915,210	$68,616

UBS AG	796,096	USD/Swiss Franc	1/18/13	$859,019	$870,633	$11,614
	659,020	Euro/USD	1/18/13	859,019	869,985	(10,966)

					$1,740,618	$648

42

Notes to Consolidated Financial Statements (Continued)

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund had the following open futures contracts at December 31, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUYS
36	CAC 40 Index	1/18/13	$1,730,614	$(12,819)
16	Nikkei 225 Index	3/07/13	973,740	54,784

				$41,965

SELLS
8	DAX Index	3/15/13	$(2,011,209)	$(2,265)
104	S&P 500 E Mini Index	3/15/13	(7,384,520)	1,046
1	S&P TSE 60 Index	3/15/13	(143,038)	(2,043)

				$(3,262)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

43

Notes to Consolidated Financial Statements (Continued)

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of

44

Notes to Consolidated Financial Statements (Continued)

risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund had the following open swap agreements at December 31, 2012. The Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps*
$1,464,000	USD	12/20/17	Deutsche Bank AG	Buy	(1.000)%	CDX.NA.IG.19†	$(1,404)	$3,535	$2,131

733,333	USD	12/20/17	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.19†	(640)	1,707	1,067
734,300	USD	12/20/17	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.19†	(180)	1,249	1,069

							(820)	2,956	2,136

729,899	USD	12/20/17	JP Morgan Chase Bank	Buy	(1.000)%	CDX.NA.IG.19†	753	309	1,062
1,459,799	USD	12/20/17	JP Morgan Chase Bank	Buy	(1.000)%	CDX.NA.IG.19†	(2,016)	4,141	2,125

							(1,263)	4,450	3,187

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps
160,000	JPY	3/31/14	Citibank N.A.	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	$79,284	$-	$79,284

Interest Rate Swaps
3,717,500	USD	9/14/15	Deutsche Bank AG	Fixed 0.54%	3-Month USD-LIBOR-BBA	(1,974)	-	(1,974)
3,088,000	USD	8/17/16	Deutsche Bank AG	3-Month USD-LIBOR-BBA	Fixed 1.300%	10,393	-	10,393
2,058,000	USD	8/24/16	Deutsche Bank AG	3-Month USD-LIBOR-BBA	Fixed 1.350%	7,761	-	7,761

45

Notes to Consolidated Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps (Continued)
$14,869,800	USD	9/27/16	Deutsche Bank AG	3-Month USD-LIBOR-BBA	Fixed 1.010%	$359	$-	$359
1,487,000	USD	9/14/18	Deutsche Bank AG	3-Month USD-LIBOR-BBA	Fixed 1.243%	10,295	-	10,295

						26,834	-	26,834

14,083,000	USD	9/28/16	Goldman Sachs & Co.	3-Month USD-LIBOR-BBA	Fixed 0.998%	(1,556)	-	(1,556)
7,251,000	USD	9/28/17	Goldman Sachs & Co.	3-Month USD-LIBOR-BBA	Fixed 1.545%	(2,071)	-	(2,071)

						(3,627)	-	(3,627)

3,601,400	USD	9/17/15	JP Morgan Chase Bank	Fixed 0.500%	3-Month USD-LIBOR-BBA	1,070	-	1,070
7,413,340	USD	10/04/17	JP Morgan Chase Bank	3-Month USD-LIBOR-BBA	Fixed 1.549%	(2,568)	-	(2,568)
1,459,400	USD	9/17/18	JP Morgan Chase Bank	3-Month USD-LIBOR-BBA	Fixed 1.188%	5,974	-	5,974

						4,476	-	4,476

702,441	USD	6/22/16	UBS AG	3-Month USD-LIBOR-BBA	Fixed 1.275%	2,661	-	2,661

JPY	Japanese Yen
USD	U.S. Dollar
*	Collateral for swap agreements received from Deutsche Bank AG, Goldman Sachs & Co. and JP Morgan Chase Bank amounted to $700,000, $1,500,000 and $600,000 in cash, respectively, at December 31, 2012.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

46

Notes to Consolidated Financial Statements (Continued)

Writing put and call options. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Structured Options. The Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage. Premiums associated with structured options are treated as realized gains or losses, as applicable, upon the sale or expiration of the structured option.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

47

Notes to Consolidated Financial Statements (Continued)

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund had the following open written option contracts at December 31, 2012. The Fund’s current exposure to a counterparty is typically the fair value of the contract.

Notional Amount	Expiration Date	Description	Premiums Received	Value
$5,517	1/18/13	Cannon, Inc. Call, Strike 2,749.56*	$6,939	$37,600
15,300	1/19/13	Activision Blizzard, Inc., Call, Strike 12.50	18,128	460
42,200	1/19/13	Alcoa, Inc., Call, Strike 10.00	39,664	844
24,500	1/16/13	CBOE Volatility Index Call, Strike 28.00**	4,900	4,900
59,600	1/19/13	Consol Energy, Inc., Put, Strike 25.00	43,490	5,960
14,100	1/19/13	Devon Energy Corp., Put, Strike 50.00	14,473	8,460
19,300	3/16/13	Electronic Arts, Inc., Call, Strike 17.00	9,069	4,825
4,027,000	6/03/13	EUR Call USD Put, Call, Strike 1.40***	68,093	22,219
8,722	3/14/14	Goldman Sachs Japan Weak Yen Index, Put, Strike 83.58****	52,332	48,058
8,722	3/14/14	Goldman Sachs Japan Weak Yen Index, Call, Strike 111.44****	43,610	75,533
218,417,000	4/30/13	Japanese Yen LIBOR Rate BBA Swaption 10 Year, Put, Strike 3.15	19,687	-
6,200	3/16/13	Kraft Foods Group, Inc., Call, Strike 47.50	9,422	2,790
14,400	4/20/13	Marathon Petroleum Corp., Call, Strike 67.50	38,125	36,000
4,500	1/19/13	Mattel, Inc., Call, Strike 35.00	5,495	7,875
22,100	1/19/13	Mattel, Inc., Put, Strike 25.00	19,231	2,210
15,227	1/18/13	Mead Johnson Nutrition, Call, Strike 100.00*****	15,227	-
15,227	1/17/14	Mead Johnson Nutrition, Put, Strike 60.00*****	38,981	70,205
6,100	1/18/13	Mitsui Fudosan Co., Ltd. Call, Strike 1,521.73†	7,308	40,012
14,600	1/19/13	Murphy Oil Corp., Call, Strike 67.50	15,617	730
4,300	1/19/13	Murphy Oil Corp., Put, Strike 55.00	8,147	1,935
165	12/13/13	Nikkei 225 Index, Put, Strike 8,286.96******	68,203	37,162
164	12/13/13	Nikkei 225 Index, Put, Strike 8,305.01†	71,561	38,584
165	12/13/13	Nikkei 225 Index, Put, Strike 8,592.09††	64,268	46,981
154	12/13/13	Nikkei 225 Index, Put, Strike 8,808.23††	67,310	50,757
164	12/13/13	Nikkei 225 Index, Put, Strike 9,200.00****	73,101	68,690
164	12/13/13	Nikkei 225 Index, Call, Strike 11,000.00†	37,159	100,257
59	12/13/13	Nikkei 225 Index, Call, Strike 11,000.00****	12,685	36,844
167	3/14/14	Nikkei 225 Index, Put, Strike 9,300.00†††	88,677	86,700
117	3/14/14	Nikkei 225 Index, Call, Strike 11,291.35†††	35,902	74,304
14,100	2/16/13	Occidental Petroleum Corp., Put, Strike 70.00	43,291	17,907
27,500	1/19/13	Oracle Corp., Call, Strike 34.00	26,441	9,075
28,500	6/22/13	Oracle Corp., Call, Strike 35.00	50,435	40,185
28,700	1/19/13	Phillips 66 Call, Strike 48.00	15,659	143,500
38,700	7/20/13	Procter & Gamble Co., Call, Strike 72.50	57,274	29,025
14,500	4/20/13	Pultegroup, Inc. Call, Strike 19.00	21,314	20,300
1,105	1/18/13	Russell 2000 Index, Put, Strike 701.34††	22,142	250
1,104	2/15/13	Russell 2000 Index, Put, Strike 702.35†††	28,268	1,299
552	2/15/13	Russell 2000 Index, Call, Strike 854.05†††	13,913	11,282
2,090	1/18/13	S&P 500 Index, Put, Strike 1,197.51††	13,545	876

48

Notes to Consolidated Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Premiums Received	Value
$1,044	1/18/13	S&P 500 Index, Put, Strike 1,199.27****	$4,566	$345
2,800	1/19/13	S&P 500 Index, Put, Strike 1,335.00	12,515	11,116
1,047	2/15/13	S&P 500 Index, Put, Strike 1,196.31*	11,199	2,154
1,047	2/15/13	S&P 500 Index, Call, Strike 1,520.01*	6,778	1,825
1,048	3/15/13	S&P 500 Index, Put, Strike 1,231.73***	20,646	7,276
596	12/20/13	S&P 500 Index, Put, Strike 1,149.60†	52,314	21,429
14,900	1/19/13	Sandisk Corp., Call, Strike 45.00	37,023	11,920
112	12/18/13	Taiwan Index, Put, Strike 6,524.53†	82,574	29,700
74	12/18/13	Taiwan Taiex Index, Put, Strike 5,758.51††	38,850	8,364
3,000	1/19/13	Valeant Pharmaceuticals, Inc., Call, Strike 50.00	19,859	29,700
8,200	1/19/13	Vertex Pharmaceuticals, Inc., Call, Strike 40.00	37,564	17,630
3,600	3/15/13	Wal-Mart Stores, Inc., Put, Strike 40.00*****	10,800	6,335
2,400	1/18/13	Yamada Denki Co., Ltd. Call, Strike 4,347.00†	6,370	3

			$1,630,144	$1,332,391

EUR	Euro
USD	U.S. Dollar
*	OTC traded option counterparty Deutsche Bank AG.
**	This option is fair valued in accordance with procedures approved by the Board of Trustees.
***	OTC traded option counterparty Credit Suisse Securities LLC.
****	OTC traded option counterparty Goldman Sachs & Co.
*****	OTC traded option counterparty Morgan Stanley & Co.
******	OTC traded option counterparty Bank of America N.A.
†	OTC traded option counterparty Citibank N.A.
††	OTC traded option counterparty JP Morgan Chase Bank.
†††	OTC traded option counterparty BNP Paribas.

Transactions in written option contracts during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	218,833,893	$2,402,153
Options written	13,858,630	5,545,649
Options terminated in closing purchase transactions	(9,868,352)	(5,213,223)
Options expired	(268,580)	(898,734)
Options exercised	(6,463)	(205,701)

Options outstanding at December 31, 2012	222,549,128	$1,630,144

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

49

Notes to Consolidated Financial Statements (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2012, the Fund had no unfunded loan commitments.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and

50

Notes to Consolidated Financial Statements (Continued)

income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund’s classes based on the relative net assets of each.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Credit Risk

The Fund may invest a portion of its assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

51

Notes to Consolidated Financial Statements (Continued)

3.	Management Fee and Other Transactions

Investment Management Fee

Under an agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for these services, MassMutual receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80% on the first $750 million; and 0.75% on any excess over $750 million. Prior to June 1, 2012, the advisory fee was 0.80%.

MassMutual has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MassMutual pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid by MassMutual out of the management fee previously disclosed above.

BlackRock provides investment management services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MassMutual pays BlackRock in respect of the Fund. The amount of the fee payable by MassMutual to BlackRock in respect of the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment management agreement, the amount of the advisory fee payable by the Fund to MassMutual in respect of any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect of that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

Administration Fees

Under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class S	Class Y	Class L	Class A
0.0500%	0.1500%	0.3000%	0.3000%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect of certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Fund, Class A shares of the Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to the Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

52

Notes to Consolidated Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class S*	Class Y*	Class L*	Class A*
0.86%	0.96%	1.11%	1.36%

#	Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2013. Interest expense was not excluded from the caps prior to April 2, 2012.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended December 31, 2012, there were no brokerage commissions rebated under these agreements.

Deferred Compensation

Trustees of the Fund who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of Fund’s shares by affiliated parties at December 31, 2012 was 8.7%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2012, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$39,946,690	$258,977,975	$48,038,519	$260,847,567

53

Notes to Consolidated Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Class S
Sold	2,934,849	$30,662,597	4,347,422	$46,421,849
Issued as reinvestment of dividends	944,355	10,135,120	2,127,849	20,785,505
Redeemed	(5,880,249)	(62,123,644)	(5,043,777)	(53,765,134)

Net increase (decrease)	(2,001,045)	$(21,325,927)	1,431,494	$13,442,220

Class Y
Sold	1,447,939	$14,740,486	13,804	$148,101
Issued as reinvestment of dividends	26,727	286,617	3,207	31,327
Redeemed	(56,366)	(597,563)	(79,150)	(846,863)

Net increase (decrease)	1,418,300	$14,429,540	(62,139)	$(667,435)

Class L
Sold	2,486,327	$25,794,202	101,245	$1,118,839
Issued as reinvestment of dividends	37,584	412,210	0 +	1
Redeemed	(405,232)	(4,395,027)	(1,107,147)	(12,038,154)

Net increase (decrease)	2,118,679	$21,811,385	(1,005,902)	$(10,919,314)

Class A
Sold	493,550	$5,050,696	125,077	$1,327,430
Issued as reinvestment of dividends	8,821	94,247	6,679	65,113
Redeemed	(138,840)	(1,453,712)	(154,399)	(1,687,731)

Net increase (decrease)	363,531	$3,691,231	(22,643)	$(295,188)

+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2012, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended December 31, 2012.

6.	Federal Income Tax Information

At December 31, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$554,752,657	$59,574,604	$(18,838,732)	$40,735,872

54

Notes to Consolidated Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, for federal income tax purposes, there were no unused capital losses.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$9,597,896	$1,560,713	$-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$14,216,256	$6,960,979	$-

Capital accounts within consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$-	$378,374	$(55,069)	$41,072,750

During the year ended December 31, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(45,637)	$(638,506)	$684,143

55

Notes to Consolidated Financial Statements (Continued)

The Fund did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed to date. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Subsequent Events

In preparation of these consolidated financial statements Management has evaluated the events and transactions subsequent to December 31, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of December 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the MassMutual Select BlackRock Global Allocation Fund and subsidiary as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2013

57

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2010 Since 1996	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2012	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

58

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2003	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	93^^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

59

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2003	Retired.	93^^	Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC.	91	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	91

60

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	91

Eric H. Wietsma Age: 46	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

61

Federal Tax Information (Unaudited)

For corporate shareholders, 45.23% of the ordinary dividends paid during the Fund’s year ended December 31, 2012, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $8,226,839 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2012.

62

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

63

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2012:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class S	$1,000	0.86%	$1,062.80	$4.48	$1,020.90	$4.39
Class Y	1,000	0.96%	1,062.50	5.00	1,020.40	4.90
Class L	1,000	1.11%	1,062.10	5.78	1,019.70	5.67
Class A	1,000	1.36%	1,060.40	7.08	1,018.40	6.94

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

64

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

March 1, 2013

©2013 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4543 313 C:05477-04

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the RetireSMARTSM Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate.”

December 31, 2012

Retirement investors face ongoing market volatility

I am pleased to present you with the Annual Report for the RetireSMARTSM Series of the MassMutual Select Funds, covering the year ended December 31, 2012. Navigating an environment that included both continued global economic malaise and positive signs for the future, investors drove most major equity markets worldwide to strong advances for the period, despite the volatility and weak stock performance that characterized both the second and fourth quarters of 2012.

The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors for much of the year. Other reasons for optimism that emerged over the course of 2012 included signs of a strengthening U.S. housing market, positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics and gross domestic product (GDP) figures.

As 2012 wound down, investors watched and reacted to news surrounding the November U.S. elections and the countdown to the so-called fiscal cliff, a combination of tax hikes and spending cuts set to take effect early in 2013 unless Congress could agree on an alternate plan. Market volatility increased as the year-end fiscal cliff deadline approached, but news about a possible agreement on the last day of the year helped stocks finish 2012 with a rally, and a signed bill addressing many tax issues was in place by the end of the first trading day of 2013.

Investing guidelines for retirement investors

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.*

Who Matters Most to You Says the Most About You.SM

At MassMutual, our customers matter most to us, which is why one of our primary goals is to give retirement investors tools they can use to help them achieve their long-term financial goals. If you work with a financial professional, you may want to take this opportunity to make an appointment with him or her to evaluate your current retirement-planning strategy and determine whether or not you need to fine-tune the plan – based on your long-term investment objectives, time frame, and risk tolerance. We know how important your financial future is to you, so we thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited)

December 31, 2012

Stock markets climb despite ongoing uncertainty

In 2012, optimistic investors overcame concerns about the sovereign debt crisis in Europe, slow growth in China, and an improving, but still unsteady, economy here at home to drive stock markets across the globe to solid advances. Investors also contended with game-changing questions in 2012, including who would win the U.S. Presidential and key congressional races and whether or not the uncertainty over the impending “fiscal cliff” would be resolved. (“Fiscal cliff” is the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The U.S. Federal Reserve (the “Fed”) and other central banks from around the world helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates continued to remain near historical lows. Additionally, U.S. manufacturing, employment, gross domestic product (“GDP”), and housing statistics told a story of an economy unsure of its strength at times, but still indicated continued improvement overall for the year.

The price of oil gyrated up and down throughout much of 2012, going from around $103 per barrel in early January, to a low of nearly $78 in late June, before closing the year at $92. Gasoline prices mainly moved in a similar fashion, with consumers getting some relief at the pumps during the early summer of 2012 in between bouts with much higher prices overall – and prices that once again began to escalate as 2013 approached. Gold started the period at around $1,616 per ounce and fluctuated over the 12 months, peaking at $1,781 on October 5. The price of the precious metal ended the year at $1,675.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April 2012 that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist (the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms) through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

Equities rewarded investors for the year ended December 31, 2012, with foreign stocks outpacing most U.S. counterparts. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advanced 18.22%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, gained 17.32% for the year. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) was the leader among domestic broad-market indexes and rose an impressive 17.45%. The small-cap Russell 2000® Index and large-cap S&P 500® Index (the “S&P 500”) picked up 16.35% and 16.00%, respectively. The blue-chip Dow Jones Industrial AverageSM (the “Dow”) lagged other U.S. stock indexes, but still posted a double-digit advance, rising 10.24%.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.81%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 4.21%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.51%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.07%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

First quarter: Stocks outperform bonds to start the year

U.S. and foreign stocks rose solidly in the first quarter of 2012, with share prices grounding out steady gains punctuated by brief and shallow corrections. Bonds underperformed stocks across the board. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported in the first quarter that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011. The economy typically expands by more than 3% annually during an economic recovery, which is the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs: In January 2012, the Commerce Department reported that sales of new homes had unexpectedly dropped in the previous month. In February 2012, however, reports indicated that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Greece’s fiscal situation brightened in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter in 2012, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first quarter, worsened once again. Consequently, foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from their early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

Prices on Spanish and Italian debt fell during the second quarter, after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concern began building around the prospect of Greece leaving the euro zone. Later in the quarter, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Third quarter: Stocks on top; central banks come to the rescue

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bonds trailed equities in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Conversely, corporate bonds, including high-yield debt, did well, but lost some momentum late in the quarter. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

4

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

Fourth quarter: Stocks mixed; U.S. re-elects President Obama

U.S. stocks turned in a mixed performance for the fourth quarter of 2012, with the most widely followed indexes (the S&P 500, the NASDAQ, and the Dow) declining while small- and mid-cap stock benchmarks advanced. Foreign stocks from developed and emerging markets rose solidly. Bonds were mainly flat, with the exception of high-yield issues, which outperformed most U.S. stock indexes. There was considerable volatility during the period. Stocks declined immediately after the November elections – which included the re-election of President Obama along with Republicans and Democrats maintaining their majorities in the House and Senate, respectively – but negative sentiment persisted for only a brief time, as the market recovered much of its loss by the end of the month. In December, share prices advanced irregularly for much of the month before falling back later on investor concerns that time was running out for lawmakers to reach an agreement to avoid the approaching fiscal cliff. The final day of the year saw all of the major stock indexes turn in healthy advances amid rumors of an impending agreement. In a last-ditch effort, legislators finally struck a deal on New Year’s Day that addresses many tax issues but leaves other questions unresolved.

The November jobs report, released in the first week of December, was surprisingly positive – at least at the headline level. The unemployment rate declined to 7.7% from 7.9% due to lower job market participation, and many more jobs were created than had been forecasted. Third-quarter U.S. GDP, a measure of all final goods and services produced in the nation, underwent an upward revision in December – from 2.7% to 3.1% – and both figures were considerable improvements over the 1.3% rate of expansion posted in the second quarter of 2012. The fourth quarter brought signs of stabilization in the economies of key emerging markets such as China, which had been experiencing slowing economic growth for most of the year. In contrast, much of Europe remained in a recession along with Japan as the year drew to a close.

As 2013 got underway, investors had plenty to occupy their attention, including ongoing economic concerns in Europe and the Far East as well as the still-unresolved aspects of the fiscal cliff here at home. The U.S. will hog the spotlight in the near future as key battles remain in Washington, such as those that focus on the debt ceiling, upcoming spending cuts, and tax and entitlement reform, which many see as key to long-term federal deficit reduction and economic strength. We expect investors will pay attention to these developments and numerous others, as they search for indications about what may lie ahead for the world’s financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, and RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by Massachusetts Mutual Life Insurance Company (MassMutual), and OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI), a majority owned, indirect subsidiary of MassMutual. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MassMutual.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•	RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•	RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•	RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•	RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2012?

The return of each Fund’s Class S shares is shown below. Also shown are the returns of each Fund’s Custom Index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Fund’s Class S Shares Return	Custom Index Return	Lipper Balanced Fund Index Return	Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
RetireSMART Conservative Fund	9.14%	7.78%	11.87%	4.21%*	16.00%

RetireSMART Moderate Fund	12.48%	11.60%	11.87%	4.21%	16.00%*

RetireSMART Moderate Growth Fund	15.21%	14.67%	11.87%	4.21%	16.00%*

RetireSMART Growth Fund	16.42%	16.14%	11.87%	4.21%	16.00%*

* Benchmark return

All of the RetireSMART Funds outperformed their respective custom indexes for the 12-month period. Of the four RetireSMART Funds, only the RetireSMART Growth Fund outperformed the S&P 500 Index. All Funds except RetireSMART Conservative Fund outperformed the Lipper Balanced Fund Index. Finally, all of the RetireSMART Funds (each of which has a stock component) significantly outperformed, by a wide margin, the Barclays U.S. Aggregate Bond Index for the year.

Custom RetireSMART Indexes:

•	The Custom RetireSMART Conservative Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the T-Bill Index. The weightings of each index are generally static but may be adjusted from time to time to reflect RetireSMART Conservative Fund’s target asset allocation.

•	The Custom RetireSMART Moderate Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART Moderate Fund’s target asset allocation.

•	The Custom RetireSMART Moderate Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART Moderate Growth Fund’s target asset allocation.

•	The Custom RetireSMART Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART Growth Fund’s target asset allocation.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

7

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest impact on each Fund’s performance during the period was its Underlying Funds allocation to fixed-income (bond) Funds versus equity (stock) Funds. U.S. Treasury securities posted modest gains for the year, but significantly underperformed equities. As a result, the Funds with a higher equity allocation – such as RetireSMART Moderate Growth Fund and RetireSMART Growth Fund – experienced higher returns than those Funds with a higher fixed-income allocation – such as RetireSMART Conservative Fund and RetireSMART Moderate Fund.

For the year, the Barclays U.S. Treasury Index returned 2.27%, versus the S&P 500’s double-digit advance of 16.00%. Foreign developed markets, as measured by the MSCI EAFE Index, rallied in the fourth quarter to outpace U.S. stocks for the year, posting a 17.32% return for 2012. Similarly, emerging markets, as measured by the MSCI Emerging Markets Index, bounced back from 2011’s sharp losses with an 18.22% gain. Conversely, the Barclays U.S. Aggregate Bond Index delivered a mere 4.21% return. The only standout in the fixed-income universe was the Barclays U.S. Corporate High-Yield Bond Index, which advanced an impressive 15.81%.

Within fixed income, the Funds’ exposure to stronger areas, such as high-yield and Treasury Inflation-Protected Securities (TIPS), aided results. Modest exposure to bonds from outside the United States was slightly negative. Within equities, exposure to emerging markets and U.S. real estate investment trusts (REITs) was a performance driver. Conversely, commodity-related exposure was the single largest detractor, although the Funds’ small position helped reduce the impact.

Mixed progress on the euro zone debt crisis was the biggest driver of risk and return during the year, but investor concerns about a Chinese economic “hard landing” were in the forefront, along with stubbornly slow U.S. economic growth. The U.S. election and fiscal cliff generated headlines during the second half of the year. The equity markets’ strong 2012 gains masked a great deal of volatility during the 12 months. The timing of trims and additions to the Funds’ equity portfolios during 2012’s market volatility aided overall results.

Changes to the Underlying Funds that constitute the Series included the introduction of three index-specific Underlying Funds: MM MSCI EAFE® Index Fund (stocks of foreign developed markets), MM S&P® Mid Cap Index Fund (stocks of midsize U.S. companies), and MM Russell 2000® Small Cap Index Fund (stocks of small U.S. companies). By providing highly diversified exposure to a variety of investment types, these Funds are a complement to the strong lineup of actively managed Underlying Funds held by the MassMutual RetireSMART Series. During 2012, we also added Select Fundamental Growth Fund to the roster of Underlying Funds. Conversely, we removed Select BlackRock Global Allocation Fund, Select Value Equity Fund, Premier Value Fund, Select Large Cap Growth Fund, and Select Core Opportunities Fund from the Series.

Investment adviser outlook

The U.S. economy avoided stalling in 2012, but we believe it may be stuck in second gear as we head into 2013. Asia appears to be improving. In Europe, policy action halted the debt crisis, but has not cleared a path for growth. Our outlook remains cautiously optimistic. One of our biggest concerns is that investors may have moved from “overly pessimistic” to “a bit too optimistic.” Additionally, we are wary of continued fiscal cliff drama on Capitol Hill, which could weigh on the economy and stock prices in 2013.

While these short-term issues give us pause, the long-term case for equities is, in our view, quite strong. Low yields on bonds provide little cushion against inflation or rising interest rates. And, of course, even the highest-quality bonds do not safeguard investors from falling bond prices. For their part, we believe that stocks are trading at moderate valuations and at a significant discount to U.S. Treasuries. Although there are no guarantees, our view is that this tilts the scales toward equities. Consequently, our portfolio positioning for the Series reflects this outlook. We believe that risks in 2013 include an unforeseen financial crisis or rapid fiscal retrenchment in the U.S. Either scenario could, in our view, result in bonds outperforming. Nevertheless, we believe that equities have the greater potential to provide strong returns in 2013.

8

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 12/31/12

Fixed Income Funds	68.0%
Equity Funds	32.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	61.0%
Fixed Income Funds	39.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	84.8%
Fixed Income Funds	15.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	97.4%
Fixed Income Funds	2.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Conservative Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 6/20/11 - 12/31/12
Class S	9.14%	6.10%
Class A	8.73%	5.71%
Class A (sales load deducted)*	2.48%	1.70%
Class Y	9.21%	6.08%
Class L	9.01%	5.97%
Barclays U.S. Aggregate Bond Index #	4.21%	5.64%
S&P 500 Index	16.00%	10.21%
Lipper Balanced Fund Index	11.87%	5.04%+
Custom RetireSMART Conservative Index	7.78%	6.00%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Conservative Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 6/20/11 - 12/31/12
Class S	12.48%	6.36%
Class A	12.13%	6.01%
Class A (sales load deducted)*	5.68%	1.99%
Class Y	12.53%	6.41%
Class L	12.43%	6.29%
S&P 500 Index#	16.00%	10.21%
Barclays U.S. Aggregate Bond Index	4.21%	5.64%
Lipper Balanced Fund Index	11.87%	5.04%+
Custom RetireSMART Moderate Index	11.60%	5.72%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

11

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 6/20/11 - 12/31/12
Class S	15.21%	6.40%
Class A	14.88%	6.05%
Class A (sales load deducted)*	8.27%	2.03%
Class Y	15.17%	6.38%
Class L	15.07%	6.27%
S&P 500 Index#	16.00%	10.21%
Barclays U.S. Aggregate Bond Index	4.21%	5.64%
Lipper Balanced Fund Index	11.87%	5.04%+
Custom RetireSMART Moderate Growth Index	14.67%	5.06%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

12

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Growth Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 6/20/11 - 12/31/12
Class S	16.42%	6.42%
Class A	16.01%	6.04%
Class A (sales load deducted)*	9.34%	2.02%
Class Y	16.46%	6.43%
Class L	16.38%	6.35%
S&P 500 Index#	16.00%	10.21%
Barclays U.S. Aggregate Bond Index	4.21%	5.64%
Lipper Balanced Fund Index	11.87%	5.04%+
Custom RetireSMART Growth Index	16.14%	4.68%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (target-date) Series (the “Series”) comprises 10 Funds – each of which has a “fund of funds” structure. The 10 Funds are RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, and RetireSMART 2050 Fund. RetireSMART In Retirement Fund seeks to achieve high current income and, as a secondary objective, capital appreciation. All other Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund invests in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year specified in the Fund name and likely stop making new investments in the Fund (or designed for investors already in retirement for the In Retirement Fund). Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by Massachusetts Mutual Life Insurance Company (MassMutual), and OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI), a majority owned, indirect subsidiary of MassMutual. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodities or commodities-related investments. The Series’ investment adviser is MassMutual.
Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•	RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

14

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2012?

The return of each Fund’s Class S shares is shown below. Also shown are the returns of each Fund’s Custom Index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index and the Barclays U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Fund’s Class S Shares Return	Custom Index Return	Lipper Balanced Fund Index Return	Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
RetireSMART In Retirement Fund	9.64%	8.31%	11.87%	4.21%*	16.00%

RetireSMART 2010 Fund	11.19%	10.20%	11.87%	4.21%*	16.00%

RetireSMART 2015 Fund	12.94%	11.96%	11.87%	4.21%*	16.00%

RetireSMART 2020 Fund	14.14%	13.37%	11.87%	4.21%	16.00%*

RetireSMART 2025 Fund	15.02%	14.27%	11.87%	4.21%	16.00%*

RetireSMART 2030 Fund	15.55%	14.81%	11.87%	4.21%	16.00%*

RetireSMART 2035 Fund	15.64%	15.00%	11.87%	4.21%	16.00%*

RetireSMART 2040 Fund	15.69%	15.22%	11.87%	4.21%	16.00%*

RetireSMART 2045 Fund	16.48%	15.89%	11.87%	4.21%	16.00%*

RetireSMART 2050 Fund	16.22%	15.89%	11.87%	4.21%	16.00%*

* Benchmark return

15

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Each of the RetireSMART (target-date) Funds outperformed its respective Custom Index for the 12-month period. (Custom Indexes are defined below and on the following page.) Similarly, all 10 of the RetireSMART Funds outperformed the Barclays U.S. Aggregate Bond Index – although only RetireSMART 2045 Fund and RetireSMART 2050 Fund outpaced the S&P 500 Index. All of the RetireSMART Funds except for the RetireSMART In Retirement and RetireSMART 2010 Fund outperformed the Lipper Balanced Fund Index. Finally, all of the Funds (each of which has a stock component) significantly outperformed the Barclays U.S. Aggregate Bond Index for the year.

Custom RetireSMART Indexes:

•	The Custom RetireSMART In Retirement Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the T-Bill Index. The weightings of each index are generally static but may be adjusted from time to time to reflect RetireSMART In Retirement Fund’s target asset allocation.

•	The Custom RetireSMART 2010 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the T-Bill Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2010 Fund’s target asset allocation.

•	The Custom RetireSMART 2015 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the T-Bill Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2015 Fund’s target asset allocation.

•	The Custom RetireSMART 2020 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2020 Fund’s target asset allocation.

•	The Custom RetireSMART 2025 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2025 Fund’s target asset allocation.

•	The Custom RetireSMART 2030 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2030 Fund’s target asset allocation.

•	The Custom RetireSMART 2035 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2035 Fund’s target asset allocation.

•	The Custom RetireSMART 2040 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2040 Fund’s target asset allocation.

•	The Custom RetireSMART 2045 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2045 Fund’s target asset allocation.
•	The Custom RetireSMART 2050 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2050 Fund’s target asset allocation.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest impact on each Fund’s performance during the period was its Underlying Funds allocation to fixed-income (bond) Funds versus equity (stock) Funds. U.S. Treasury securities posted modest gains for the year, but significantly underperformed equities. As a result, the Funds with a higher equity allocation – such as RetireSMART 2020 Fund, 2025 Fund, 2030 Fund, 2035

16

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Fund, 2040 Fund, 2045 Fund, and 2050 Fund – experienced higher returns than those Funds with a higher fixed-income allocation – such as RetireSMART In Retirement Fund, 2010 Fund, and 2015 Fund.

For the year, the Barclays U.S. Treasury Index returned 2.27%, versus the S&P 500’s double-digit advance of 16.00%. Foreign developed markets, as measured by the MSCI EAFE Index, rallied in the fourth quarter to outpace U.S. stocks for the year, posting a 17.32% return for 2012. Similarly, emerging markets, as measured by the MSCI Emerging Markets Index, bounced back from 2011’s sharp losses with an 18.22% gain. Conversely, the Barclays U.S. Aggregate Bond Index delivered a mere 4.21% return. The only standout in the fixed-income universe was the Barclays U.S. Corporate High-Yield Bond Index, which advanced an impressive 15.81%.

Within fixed income, the Funds’ exposure to stronger areas, such as high-yield and Treasury Inflation-Protected Securities (TIPS), aided results. Modest exposure to bonds from outside the United States was slightly negative. Within equities, exposure to emerging markets and U.S. real estate investment trusts (REITs) was a performance driver. Conversely, commodity-related exposure was the single largest detractor, although the Funds’ small position helped reduce the impact.

Mixed progress on the euro zone debt crisis was the biggest driver of risk and return during the year, but investor concerns about a Chinese economic “hard landing” were in the forefront, along with stubbornly slow U.S. economic growth. The U.S. election and fiscal cliff generated headlines during the second half of the year. The equity markets’ strong 2012 gains masked a great deal of volatility during the 12 months. The timing of trims and additions to the Funds’ equity portfolios during 2012’s market volatility aided overall results.

Changes to the Underlying Funds that constitute the Series included the introduction of three index-specific Underlying Funds: MM MSCI EAFE® Index Fund (stocks of foreign developed markets), MM S&P® Mid Cap Index Fund (stocks of midsize U.S. companies), and MM Russell 2000® Small Cap Index Fund (stocks of small U.S. companies). By providing highly diversified exposure to a variety of investment types, these Funds are a complement to the strong lineup of actively managed Underlying Funds held by the MassMutual RetireSMART Series. During 2012, we also added Select Fundamental Growth Fund to the roster of Underlying Funds. Conversely, we removed Select Value Equity Fund, Premier Value Fund, Select Large Cap Growth Fund, and Select Core Opportunities Fund from the Series.

Investment adviser outlook

The U.S. economy avoided stalling in 2012, but we believe it may be stuck in second gear as we head into 2013. Asia appears to be improving. In Europe, policy action halted the debt crisis, but has not cleared a path for growth. Our outlook remains cautiously optimistic. One of our biggest concerns is that investors may have moved from “overly pessimistic” to “a bit too optimistic.” Additionally, we are wary of continued fiscal cliff drama on Capitol Hill, which could weigh on the economy and stock prices in 2013.

While these short-term issues give us pause, the long-term case for equities is, in our view, quite strong. Low yields on bonds provide little cushion against inflation or rising interest rates. And, of course, even the highest-quality bonds do not safeguard investors from falling bond prices. For their part, we believe that stocks are trading at moderate valuations and at a significant discount to U.S. Treasuries. Although there are no guarantees, our view is that this tilts the scales toward equities. Consequently, our portfolio positioning for the Series reflects this outlook. We believe that risks in 2013 include an unforeseen financial crisis or rapid fiscal retrenchment in the U.S. Either scenario could, in our view, result in bonds outperforming. Nevertheless, we believe that equities have the greater potential to provide strong returns in 2013.

17

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 12/31/12

Fixed Income Funds	62.5%
Equity Funds	37.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 12/31/12

Fixed Income Funds	50.9%
Equity Funds	49.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	61.3%
Fixed Income Funds	39.0%

Total Long-Term Investments	100.3%
Other Assets & Liabilities	(0.3)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	72.6%
Fixed Income Funds	27.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	80.4%
Fixed Income Funds	20.1%

Total Long-Term Investments	100.5%
Other Assets & Liabilities	(0.5)%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	85.3%
Fixed Income Funds	14.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	87.8%
Fixed Income Funds	12.7%

Total Long-Term Investments	100.5%
Other Assets & Liabilities	(0.5)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	88.8%
Fixed Income Funds	11.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

18

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	96.2%
Fixed Income Funds	4.7%

Total Long-Term Investments	100.9%
Other Assets & Liabilities	(0.9)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 12/31/12

Equity Funds	95.5%
Fixed Income Funds	4.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

19

MassMutual RetireSMARTSM In Retirement Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART In Retirement Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/31/03 - 12/31/12
Class S	9.64%	4.53%	4.85%
Class A	9.13%	4.11%	4.44%
Class A (sales load deducted)*	2.86%	2.88%	3.75%
Class Y	9.53%	4.51%	4.82%
Class L	9.45%	4.37%	4.71%
Class N	8.89%	3.81%	4.13%
Class N (CDSC fees deducted)*	7.89%	3.81%	4.13%
Barclays U.S. Aggregate Bond Index#	4.21%	5.95%	5.31%
S&P 500 Index	16.00%	1.66%	4.96%
Lipper Balanced Fund Index	11.87%	2.80%	5.10%+
Custom RetireSMART In Retirement Index	8.31%	4.50%	5.22%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART In Retirement Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2010 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/31/03 - 12/31/12
Class S	11.19%	3.43%	4.64%
Class A	10.74%	3.00%	4.22%
Class A (sales load deducted)*	4.38%	1.79%	3.53%
Class Y	11.10%	3.35%	4.57%
Class L	11.01%	3.25%	4.48%
Class N	10.47%	2.70%	3.90%
Class N (CDSC fees deducted)*	9.47%	2.70%	3.90%
Barclays U.S. Aggregate Bond Index#	4.21%	5.95%	5.31%
S&P 500 Index	16.00%	1.66%	4.96%
Lipper Balanced Fund Index	11.87%	2.80%	5.10%+
Custom RetireSMART 2010 Index	10.20%	3.72%	5.20%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2010 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2015 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 4/1/10 - 12/31/12
Class S	12.94%	7.92%
Class A	12.46%	7.48%
Class A (sales load deducted)*	5.99%	5.19%
Class Y	12.86%	7.87%
Class L	12.67%	7.73%
Barclays U.S. Aggregate Bond Index#	4.21%	6.08%
S&P 500 Index	16.00%	9.79%
Lipper Balanced Fund Index	11.87%	7.32%
Custom RetireSMART 2015 Index	11.96%	7.93%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2015 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2020 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/31/03 - 12/31/12
Class S	14.14%	2.51%	4.64%
Class A	13.66%	2.08%	4.21%
Class A (sales load deducted)*	7.12%	0.88%	3.53%
Class Y	14.09%	2.46%	4.58%
Class L	13.94%	2.35%	4.47%
Class N	13.31%	1.79%	3.91%
Class N (CDSC fees deducted)*	12.31%	1.79%	3.91%
S&P 500 Index#	16.00%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.31%
Lipper Balanced Fund Index	11.87%	2.80%	5.10%+
Custom RetireSMART 2020 Index	13.37%	2.70%	5.15%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2020 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2025 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 4/1/10 - 12/31/12
Class S	15.02%	7.90%
Class A	14.53%	7.49%
Class A (sales load deducted)*	7.94%	5.20%
Class Y	14.97%	7.85%
Class L	14.84%	7.76%
S&P 500 Index#	16.00%	9.79%
Barclays U.S. Aggregate Bond Index	4.21%	6.08%
Lipper Balanced Fund Index	11.87%	7.32%
Custom RetireSMART 2025 Index	14.27%	8.19%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2025 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2030 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/31/03 - 12/31/12
Class S	15.55%	1.26%	4.62%
Class A	14.96%	0.85%	4.19%
Class A (sales load deducted)*	8.35%	-0.34%	3.51%
Class Y	15.44%	1.20%	4.55%
Class L	15.32%	1.11%	4.46%
Class N	14.64%	0.55%	3.89%
Class N (CDSC fees deducted)*	13.64%	0.55%	3.89%
S&P 500 Index#	16.00%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.31%
Lipper Balanced Fund Index	11.87%	2.80%	5.10%+
Custom RetireSMART 2030 Index	14.81%	1.53%	5.17%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2030 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2035 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 4/1/10 - 12/31/12
Class S	15.64%	7.86%
Class A	15.18%	7.43%
Class A (sales load deducted)*	8.56%	5.14%
Class Y	15.58%	7.80%
Class L	15.45%	7.70%
S&P 500 Index#	16.00%	9.79%
Barclays U.S. Aggregate Bond Index	4.21%	6.08%
Lipper Balanced Fund Index	11.87%	7.32%
Custom RetireSMART 2035 Index	15.00%	8.26%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2035 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2040 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/31/03 - 12/31/12
Class S	15.69%	0.82%	4.78%
Class A	15.28%	0.41%	4.36%
Class A (sales load deducted)*	8.65%	-0.78%	3.68%
Class Y	15.60%	0.74%	4.72%
Class L	15.59%	0.65%	4.63%
Class N	14.91%	0.12%	4.06%
Class N (CDSC fees deducted)*	13.91%	0.12%	4.06%
S&P 500 Index#	16.00%	1.66%	4.96%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.31%
Lipper Balanced Fund Index	11.87%	2.80%	5.10%+
Custom RetireSMART 2040 Index	15.22%	1.08%	5.39%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2040 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMARTSM 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2045 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 4/1/10 - 12/31/12
Class S	16.48%	7.93%
Class A	16.02%	7.51%
Class A (sales load deducted)*	9.35%	5.22%
Class Y	16.30%	7.88%
Class L	16.16%	7.75%
S&P 500 Index #	16.00%	9.79%
Barclays U.S. Aggregate Bond Index	4.21%	6.08%
Lipper Balanced Fund Index	11.87%	7.32%
Custom RetireSMART 2045 Index	15.89%	8.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2045 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

28

MassMutual RetireSMARTSM 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2050 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Since Inception Average Annual 12/17/07 - 12/31/12
Class S	16.22%	1.00%	1.07%
Class A	15.74%	0.65%	0.72%
Class A (sales load deducted)*	9.09%	-0.54%	-0.45%
Class Y	16.27%	0.98%	1.05%
Class L	16.20%	0.87%	0.95%
Class N	15.47%	0.28%	0.36%
Class N (CDSC fees deducted)*	14.47%	0.28%	0.36%
S&P 500 Index#	16.00%	1.66%	1.67%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	6.16%
Lipper Balanced Fund Index	11.87%	2.80%	2.80%+
Custom RetireSMART 2050 Index	15.89%	1.14%	1.14%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2050 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

29

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	5,643,795	$64,452,140
MassMutual Premier Disciplined Growth Fund, Class S (a)	796,457	8,649,522
MassMutual Premier Disciplined Value Fund, Class S (a)	775,096	8,696,575
MassMutual Premier Focused International Fund, Class Z (a)	89,486	1,032,667
MassMutual Premier High Yield Fund, Class Z (a)	653,388	6,161,448
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,533,585	18,096,304
MassMutual Premier International Bond Fund, Class S (a)	1,070,888	10,912,346
MassMutual Premier International Equity Fund, Class S (a)	186,673	2,507,017
MassMutual Premier Money Market Fund, Class S (a)	1,069,861	1,069,861
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	3,776,335	39,538,230
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	335,971	4,286,994
MassMutual Select Blue Chip Growth Fund, Class S (a)	126,969	1,621,400
MassMutual Select Diversified International Fund, Class S (a)	401,189	2,603,717
MassMutual Select Diversified Value Fund, Class S (a)	158,602	1,619,330
MassMutual Select Focused Value Fund, Class Z (a)	289,335	5,456,868
MassMutual Select Fundamental Growth Fund, Class S (a)	244,515	1,618,690
MassMutual Select Fundamental Value Fund, Class Z (a)	163,012	1,851,820
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	156,589	1,392,074
MassMutual Select Large Cap Value Fund, Class S (a)	147,508	1,153,512
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	140,627	2,113,623
MassMutual Select Mid-Cap Value Fund, Class Z (a)	282,145	3,128,986
MassMutual Select Overseas Fund, Class Z (a)	882,172	6,678,044
MassMutual Select PIMCO Total Return Fund, Class Z (a)	1,281,906	13,524,107

	Number of Shares	Value
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	78,309	$1,187,170
MassMutual Select Small Cap Value Equity Fund, Class S (a)	153,764	1,646,815
MassMutual Select Small Company Growth Fund, Class S (a) (b)	77,061	854,606
MassMutual Select Small Company Value Fund, Class Z (a)	33,957	476,413
MassMutual Select Strategic Bond Fund, Class S (a)	1,125,921	11,642,024
MM MSCI EAFE International Index Fund, Class Z (a)	391,572	4,620,550
MM Russell 2000 Small Cap Index Fund, Class Z (a)	173,997	1,905,272
MM S&P Mid Cap Index Fund, Class Z (a)	175,245	1,934,708
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	1,504,579	4,965,110
Oppenheimer Developing Markets Fund, Class Y (a)	64,548	2,251,436
Oppenheimer Real Estate Fund, Class Y (a)	166,004	3,819,758

		243,469,137

TOTAL MUTUAL FUNDS (Cost $240,815,892)		243,469,137

TOTAL LONG-TERM INVESTMENTS (Cost $240,815,892)		243,469,137

TOTAL INVESTMENTS — 100.1% (Cost $240,815,892) (c)		243,469,137

Other Assets/(Liabilities) — (0.1)%		(195,335)

NET ASSETS — 100.0%		$243,273,802

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	6,760,846	$77,208,867
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,583,457	28,056,339
MassMutual Premier Disciplined Value Fund, Class S (a)	2,515,149	28,219,976
MassMutual Premier Focused International Fund, Class Z (a)	366,860	4,233,561
MassMutual Premier High Yield Fund, Class Z (a)	1,293,402	12,196,785
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,710,939	20,189,084
MassMutual Premier International Bond Fund, Class S (a)	1,422,424	14,494,505
MassMutual Premier International Equity Fund, Class S (a)	765,900	10,286,036
MassMutual Premier Money Market Fund, Class S (a)	310,902	310,902
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	3,174,746	33,239,592
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	974,626	12,436,230
MassMutual Select Blue Chip Growth Fund, Class S (a)	664,012	8,479,431
MassMutual Select Diversified International Fund, Class S (a)	1,647,934	10,695,092
MassMutual Select Diversified Value Fund, Class S (a)	828,923	8,463,307
MassMutual Select Focused Value Fund, Class Z (a)	702,405	13,247,352
MassMutual Select Fundamental Growth Fund, Class S (a)	1,278,767	8,465,440
MassMutual Select Fundamental Value Fund, Class Z (a)	852,424	9,683,537
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	818,530	7,276,732
MassMutual Select Large Cap Value Fund, Class S (a)	771,308	6,031,631
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	604,535	9,086,167
MassMutual Select Mid-Cap Value Fund, Class Z (a)	1,225,032	13,585,606
MassMutual Select Overseas Fund, Class Z (a)	3,568,619	27,014,450
MassMutual Select PIMCO Total Return Fund, Class Z (a)	1,504,454	15,871,986
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	340,306	5,159,047
MassMutual Select Small Cap Value Equity Fund, Class S (a)	676,357	7,243,788

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a) (b)	333,712	$3,700,870
MassMutual Select Small Company Value Fund, Class Z (a)	148,406	2,082,140
MassMutual Select Strategic Bond Fund, Class S (a)	1,348,762	13,946,199
MM MSCI EAFE International Index Fund, Class Z (a)	1,656,999	19,552,585
MM Russell 2000 Small Cap Index Fund, Class Z (a)	761,554	8,339,011
MM S&P Mid Cap Index Fund, Class Z (a)	797,682	8,806,415
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	4,330,812	14,291,679
Oppenheimer Developing Markets Fund, Class Y (a)	187,494	6,539,795
Oppenheimer Real Estate Fund, Class Y (a)	480,678	11,060,409

		479,494,546

TOTAL MUTUAL FUNDS (Cost $469,022,115)		479,494,546

TOTAL LONG-TERM INVESTMENTS (Cost $469,022,115)		479,494,546

TOTAL INVESTMENTS — 100.1% (Cost $469,022,115) (c)		479,494,546

Other Assets/(Liabilities) — (0.1)%		(374,024)

NET ASSETS — 100.0%		$479,120,522

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,334,931	$15,244,916
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,265,878	24,607,437
MassMutual Premier Disciplined Value Fund, Class S (a)	2,206,633	24,758,426
MassMutual Premier Focused International Fund, Class Z (a)	407,077	4,697,665
MassMutual Premier High Yield Fund, Class Z (a)	1,505,410	14,196,013
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	411,889	4,860,291
MassMutual Premier International Bond Fund, Class S (a)	719,034	7,326,961
MassMutual Premier International Equity Fund, Class S (a)	849,679	11,411,190
MassMutual Premier Money Market Fund, Class S (a)	4,400	4,400
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	764,870	8,008,188
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	981,635	12,525,665
MassMutual Select Blue Chip Growth Fund, Class S (a)	889,078	11,353,530
MassMutual Select Diversified International Fund, Class S (a)	1,826,841	11,856,198
MassMutual Select Diversified Value Fund, Class S (a)	1,109,228	11,325,221
MassMutual Select Focused Value Fund, Class Z (a)	500,996	9,448,793
MassMutual Select Fundamental Growth Fund, Class S (a)	1,712,291	11,335,370
MassMutual Select Fundamental Value Fund, Class Z (a)	1,141,567	12,968,203
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	1,096,096	9,744,296
MassMutual Select Large Cap Value Fund, Class S (a)	1,034,048	8,086,257
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	559,051	8,402,541
MassMutual Select Mid-Cap Value Fund, Class Z (a)	1,139,874	12,641,200
MassMutual Select Overseas Fund, Class Z (a)	3,912,737	29,619,421
MassMutual Select PIMCO Total Return Fund, Class Z (a)	310,992	3,280,963
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	416,719	6,317,466

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class S (a)	804,167	$8,612,630
MassMutual Select Small Company Growth Fund, Class S (a) (b)	404,980	4,491,228
MassMutual Select Small Company Value Fund, Class Z (a)	179,847	2,523,256
MassMutual Select Strategic Bond Fund, Class S (a)	266,354	2,754,102
MM MSCI EAFE International Index Fund, Class Z (a)	1,815,220	21,419,593
MM Russell 2000 Small Cap Index Fund, Class Z (a)	917,289	10,044,318
MM S&P Mid Cap Index Fund, Class Z (a)	746,751	8,244,129
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	4,332,541	14,297,386
Oppenheimer Developing Markets Fund, Class Y (a)	188,534	6,576,074
Oppenheimer Real Estate Fund, Class Y (a)	454,863	10,466,395

		363,449,722

TOTAL MUTUAL FUNDS (Cost $354,269,460)		363,449,722

TOTAL LONG-TERM INVESTMENTS (Cost $354,269,460)		363,449,722

TOTAL INVESTMENTS — 100.1% (Cost $354,269,460) (c)		363,449,722

Other Assets/(Liabilities) — (0.1)%		(287,059)

NET ASSETS — 100.0%		$363,162,663

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART Growth Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	50,214	$573,445
MassMutual Premier Disciplined Growth Fund, Class S (a)	414,343	4,499,767
MassMutual Premier Disciplined Value Fund, Class S (a)	403,639	4,528,824
MassMutual Premier Focused International Fund, Class Z (a)	95,798	1,105,512
MassMutual Premier High Yield Fund, Class Z (a)	45,855	432,415
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	21,008	247,889
MassMutual Premier International Bond Fund, Class S (a)	33,135	337,649
MassMutual Premier International Equity Fund, Class S (a)	199,626	2,680,978
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	23,779	248,964
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	242,862	3,098,925
MassMutual Select Blue Chip Growth Fund, Class S (a)	262,882	3,357,000
MassMutual Select Diversified International Fund, Class S (a)	428,456	2,780,678
MassMutual Select Diversified Value Fund, Class S (a)	326,881	3,337,453
MassMutual Select Focused Value Fund, Class Z (a)	112,349	2,118,908
MassMutual Select Fundamental Growth Fund, Class S (a)	506,237	3,351,292
MassMutual Select Fundamental Value Fund, Class Z (a)	337,576	3,834,861
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	324,030	2,880,625
MassMutual Select Large Cap Value Fund, Class S (a)	307,264	2,402,802
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	134,596	2,022,984
MassMutual Select Mid-Cap Value Fund, Class Z (a)	274,773	3,047,238
MassMutual Select Overseas Fund, Class Z (a)	918,135	6,950,279
MassMutual Select PIMCO Total Return Fund, Class Z (a)	11,736	123,813
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	102,634	1,555,938
MassMutual Select Small Cap Value Equity Fund, Class S (a)	184,805	1,979,267
MassMutual Select Small Company Growth Fund, Class S (a) (b)	93,956	1,041,974

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	44,353	$622,272
MassMutual Select Strategic Bond Fund, Class S (a)	10,036	103,776
MM MSCI EAFE International Index Fund, Class Z (a)	424,995	5,014,937
MM Russell 2000 Small Cap Index Fund, Class Z (a)	223,862	2,451,290
MM S&P Mid Cap Index Fund, Class Z (a)	180,091	1,988,204
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	918,623	3,031,457
Oppenheimer Developing Markets Fund, Class Y (a)	46,892	1,635,588
Oppenheimer Real Estate Fund, Class Y (a)	101,851	2,343,597

		75,730,601

TOTAL MUTUAL FUNDS (Cost $73,800,240)		75,730,601

TOTAL LONG-TERM INVESTMENTS (Cost $73,800,240)		75,730,601

TOTAL INVESTMENTS — 100.1% (Cost $73,800,240) (c)		75,730,601

Other Assets/(Liabilities) — (0.1)%		(73,779)

NET ASSETS — 100.0%		$75,656,822

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,510,480	$17,249,677
MassMutual Premier Disciplined Growth Fund, Class S (a)	359,720	3,906,565
MassMutual Premier Disciplined Value Fund, Class S (a)	350,114	3,928,279
MassMutual Premier Focused International Fund, Class Z (a)	38,186	440,666
MassMutual Premier High Yield Fund, Class Z (a)	205,242	1,935,428
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,073,227	12,664,076
MassMutual Premier International Bond Fund, Class S (a)	368,091	3,750,845
MassMutual Premier International Equity Fund, Class S (a)	79,719	1,070,620
MassMutual Premier Money Market Fund, Class S (a)	450,062	450,062
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,405,960	14,720,406
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	156,961	2,002,821
MassMutual Select Blue Chip Growth Fund, Class S (a)	55,813	712,731
MassMutual Select Diversified International Fund, Class S (a)	171,232	1,111,297
MassMutual Select Diversified Value Fund, Class S (a)	69,590	710,517
MassMutual Select Focused Value Fund, Class Z (a)	136,517	2,574,706
MassMutual Select Fundamental Growth Fund, Class S (a)	107,486	711,559
MassMutual Select Fundamental Value Fund, Class Z (a)	71,641	813,846
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	68,805	611,678
MassMutual Select Large Cap Value Fund, Class S (a)	64,956	507,956
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	55,998	841,649
MassMutual Select Mid-Cap Value Fund, Class Z (a)	112,819	1,251,158
MassMutual Select Overseas Fund, Class Z (a)	373,422	2,826,803
MassMutual Select PIMCO Total Return Fund, Class Z (a)	342,162	3,609,814
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	32,873	498,351
MassMutual Select Small Cap Value Equity Fund, Class S (a)	64,172	687,285

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a) (b)	32,059	$355,535
MassMutual Select Small Company Value Fund, Class Z (a)	14,312	200,794
MassMutual Select Strategic Bond Fund, Class S (a)	301,352	3,115,981
MM MSCI EAFE International Index Fund, Class Z (a)	168,187	1,984,611
MM Russell 2000 Small Cap Index Fund, Class Z (a)	73,379	803,499
MM S&P Mid Cap Index Fund, Class Z (a)	72,019	795,094
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	706,422	2,331,192
Oppenheimer Developing Markets Fund, Class Y (a)	29,977	1,045,590
Oppenheimer Real Estate Fund, Class Y (a)	77,805	1,790,289

		92,011,380

TOTAL MUTUAL FUNDS (Cost $89,190,525)		92,011,380

TOTAL LONG-TERM INVESTMENTS (Cost $89,190,525)		92,011,380

TOTAL INVESTMENTS — 100.1% (Cost $89,190,525) (c)		92,011,380

Other Assets/(Liabilities) — (0.1)%		(103,645)

NET ASSETS — 100.0%		$91,907,735

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,623,647	$18,542,050
MassMutual Premier Disciplined Growth Fund, Class S (a)	495,858	5,385,014
MassMutual Premier Disciplined Value Fund, Class S (a)	482,805	5,417,069
MassMutual Premier Focused International Fund, Class Z (a)	65,733	758,557
MassMutual Premier High Yield Fund, Class Z (a)	273,166	2,575,959
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	970,021	11,446,247
MassMutual Premier International Bond Fund, Class S (a)	361,546	3,684,149
MassMutual Premier International Equity Fund, Class S (a)	137,351	1,844,622
MassMutual Premier Money Market Fund, Class S (a)	136,776	136,776
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	972,616	10,183,289
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	179,232	2,287,000
MassMutual Select Blue Chip Growth Fund, Class S (a)	85,444	1,091,114
MassMutual Select Diversified International Fund, Class S (a)	295,072	1,915,018
MassMutual Select Diversified Value Fund, Class S (a)	106,373	1,086,071
MassMutual Select Focused Value Fund, Class Z (a)	153,069	2,886,890
MassMutual Select Fundamental Growth Fund, Class S (a)	164,530	1,089,187
MassMutual Select Fundamental Value Fund, Class Z (a)	109,689	1,246,071
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	105,347	936,537
MassMutual Select Large Cap Value Fund, Class S (a)	99,612	778,968
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	114,082	1,714,656
MassMutual Select Mid-Cap Value Fund, Class Z (a)	230,894	2,560,611
MassMutual Select Overseas Fund, Class Z (a)	640,864	4,851,337
MassMutual Select PIMCO Total Return Fund, Class Z (a)	370,078	3,904,320
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	61,559	933,242

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class S (a)	119,790	$1,282,955
MassMutual Select Small Company Growth Fund, Class S (a) (b)	59,084	655,238
MassMutual Select Small Company Value Fund, Class Z (a)	26,815	376,214
MassMutual Select Strategic Bond Fund, Class S (a)	323,921	3,349,347
MM MSCI EAFE International Index Fund, Class Z (a)	308,804	3,643,890
MM Russell 2000 Small Cap Index Fund, Class Z (a)	143,449	1,570,762
MM S&P Mid Cap Index Fund, Class Z (a)	157,144	1,734,875
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	810,587	2,674,936
Oppenheimer Developing Markets Fund, Class Y (a)	34,377	1,199,080
Oppenheimer Real Estate Fund, Class Y (a)	88,711	2,041,237

		105,783,288

TOTAL MUTUAL FUNDS (Cost $102,549,099)		105,783,288

TOTAL LONG-TERM INVESTMENTS (Cost $102,549,099)		105,783,288

TOTAL INVESTMENTS — 100.1% (Cost $102,549,099) (c)		105,783,288

Other Assets/(Liabilities) — (0.1)%		(104,385)

NET ASSETS — 100.0%		$105,678,903

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Diversified Financial — 100.3%
MassMutual Premier Core Bond Fund, Class Z (a)	87,063	$994,259
MassMutual Premier Disciplined Growth Fund, Class S (a)	40,678	441,765
MassMutual Premier Disciplined Value Fund, Class S (a)	39,584	444,133
MassMutual Premier Focused International Fund, Class Z (a)	5,796	66,892
MassMutual Premier High Yield Fund, Class Z (a)	18,703	176,368
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	50,158	591,863
MassMutual Premier International Bond Fund, Class S (a)	22,481	229,086
MassMutual Premier International Equity Fund, Class S (a)	12,057	161,928
MassMutual Premier Money Market Fund, Class S (a)	3,799	3,799
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	50,899	532,909
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	15,135	193,123
MassMutual Select Blue Chip Growth Fund, Class S (a)	10,190	130,132
MassMutual Select Diversified International Fund, Class S (a)	25,592	166,094
MassMutual Select Diversified Value Fund, Class S (a)	12,420	126,806
MassMutual Select Focused Value Fund, Class Z (a)	11,060	208,596
MassMutual Select Fundamental Growth Fund, Class S (a)	19,614	129,846
MassMutual Select Fundamental Value Fund, Class Z (a)	13,056	148,320
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	12,541	111,493
MassMutual Select Large Cap Value Fund, Class S (a)	12,192	95,340
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	9,414	141,496
MassMutual Select Mid-Cap Value Fund, Class Z (a)	19,118	212,016
MassMutual Select Overseas Fund, Class Z (a)	55,335	418,888
MassMutual Select PIMCO Total Return Fund, Class Z (a)	19,659	207,406
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	5,531	83,849
MassMutual Select Small Cap Value Equity Fund, Class S (a)	10,446	111,878

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a) (b)	5,263	$58,363
MassMutual Select Small Company Value Fund, Class Z (a)	2,474	34,710
MassMutual Select Strategic Bond Fund, Class S (a)	17,365	179,556
MM MSCI EAFE International Index Fund, Class Z (a)	27,735	327,272
MM Russell 2000 Small Cap Index Fund, Class Z (a)	12,921	141,490
MM S&P Mid Cap Index Fund, Class Z (a)	13,620	150,370
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	63,549	209,711
Oppenheimer Developing Markets Fund, Class Y (a)	2,922	101,905
Oppenheimer Real Estate Fund, Class Y (a)	7,036	161,906

		7,493,568

TOTAL MUTUAL FUNDS (Cost $7,448,335)		7,493,568

TOTAL LONG-TERM INVESTMENTS (Cost $7,448,335)		7,493,568

TOTAL INVESTMENTS — 100.3% (Cost $7,448,335) (c)		7,493,568

Other Assets/(Liabilities) — (0.3)%		(24,439)

NET ASSETS — 100.0%		$7,469,129

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	2,741,093	$31,303,285
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,314,177	25,131,965
MassMutual Premier Disciplined Value Fund, Class S (a)	2,252,881	25,277,323
MassMutual Premier Focused International Fund, Class Z (a)	357,786	4,128,852
MassMutual Premier High Yield Fund, Class Z (a)	1,471,892	13,879,945
MassMutual Premier Inflation- Protected and Income Fund, Class Z (a)	1,837,709	21,684,969
MassMutual Premier International Bond Fund, Class S (a)	1,037,370	10,570,796
MassMutual Premier International Equity Fund, Class S (a)	746,990	10,032,070
MassMutual Premier Money Market Fund, Class S (a)	118,547	118,547
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,727,543	18,087,378
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	943,097	12,033,918
MassMutual Select Blue Chip Growth Fund, Class S (a)	766,518	9,788,434
MassMutual Select Diversified International Fund, Class S (a)	1,605,140	10,417,357
MassMutual Select Diversified Value Fund, Class S (a)	953,727	9,737,552
MassMutual Select Focused Value Fund, Class Z (a)	569,957	10,749,395
MassMutual Select Fundamental Growth Fund, Class S (a)	1,476,060	9,771,515
MassMutual Select Fundamental Value Fund, Class Z (a)	984,289	11,181,527
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	945,048	8,401,473
MassMutual Select Large Cap Value Fund, Class S (a)	894,901	6,998,126
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	546,742	8,217,538
MassMutual Select Mid-Cap Value Fund, Class Z (a)	1,108,062	12,288,402
MassMutual Select Overseas Fund, Class Z (a)	3,477,755	26,326,606
MassMutual Select PIMCO Total Return Fund, Class Z (a)	619,155	6,532,089
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	344,383	5,220,848

	Number of Shares	Value
MassMutual Select Small Cap Value Equity Fund, Class S (a)	664,956	$7,121,674
MassMutual Select Small Company Growth Fund, Class S (a) (b)	339,104	3,760,662
MassMutual Select Small Company Value Fund, Class Z (a)	147,959	2,075,871
MassMutual Select Strategic Bond Fund, Class S (a)	546,648	5,652,345
MM MSCI EAFE International Index Fund, Class Z (a)	1,660,061	19,588,719
MM Russell 2000 Small Cap Index Fund, Class Z (a)	783,868	8,583,351
MM S&P Mid Cap Index Fund, Class Z (a)	740,035	8,169,982
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	4,078,818	13,460,098
Oppenheimer Developing Markets Fund, Class Y (a)	182,156	6,353,587
Oppenheimer Real Estate Fund, Class Y (a)	447,492	10,296,785

		392,942,984

TOTAL MUTUAL FUNDS (Cost $374,930,002)		392,942,984

TOTAL LONG-TERM INVESTMENTS (Cost $374,930,002)		392,942,984

TOTAL INVESTMENTS — 100.1% (Cost $374,930,002) (c)		392,942,984

Other Assets/(Liabilities) — (0.1)%		(292,199)

NET ASSETS — 100.0%		$392,650,785

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.5%
Diversified Financial — 100.5%
MassMutual Premier Core Bond Fund, Class Z (a)	21,908	$250,183
MassMutual Premier Disciplined Growth Fund, Class S (a)	32,706	355,187
MassMutual Premier Disciplined Value Fund, Class S (a)	31,853	357,394
MassMutual Premier Focused International Fund, Class Z (a)	5,676	65,500
MassMutual Premier High Yield Fund, Class Z (a)	25,481	240,282
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	16,215	191,334
MassMutual Premier International Bond Fund, Class S (a)	13,544	138,010
MassMutual Premier International Equity Fund, Class S (a)	11,811	158,619
MassMutual Premier Money Market Fund, Class S (a)	300	300
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	15,570	163,019
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	14,006	178,722
MassMutual Select Blue Chip Growth Fund, Class S (a)	12,318	157,301
MassMutual Select Diversified International Fund, Class S (a)	25,229	163,737
MassMutual Select Diversified Value Fund, Class S (a)	15,183	155,015
MassMutual Select Focused Value Fund, Class Z (a)	7,413	139,819
MassMutual Select Fundamental Growth Fund, Class S (a)	23,720	157,026
MassMutual Select Fundamental Value Fund, Class Z (a)	15,818	179,693
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	15,182	134,966
MassMutual Select Large Cap Value Fund, Class S (a)	14,585	114,053
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	8,034	120,745
MassMutual Select Mid-Cap Value Fund, Class Z (a)	16,304	180,811
MassMutual Select Overseas Fund, Class Z (a)	54,523	412,736
MassMutual Select PIMCO Total Return Fund, Class Z (a)	4,959	52,322
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	5,749	87,155
MassMutual Select Small Cap Value Equity Fund, Class S (a)	10,903	116,770

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a) (b)	5,532	$61,345
MassMutual Select Small Company Value Fund, Class Z (a)	2,521	35,371
MassMutual Select Strategic Bond Fund, Class S (a)	4,370	45,185
MM MSCI EAFE International Index Fund, Class Z (a)	24,637	290,722
MM Russell 2000 Small Cap Index Fund, Class Z (a)	12,244	134,069
MM S&P Mid Cap Index Fund, Class Z (a)	10,387	114,677
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	60,266	198,876
Oppenheimer Developing Markets Fund, Class Y (a)	2,708	94,472
Oppenheimer Real Estate Fund, Class Y (a)	6,383	146,864

		5,392,280

TOTAL MUTUAL FUNDS (Cost $5,254,856)		5,392,280

TOTAL LONG-TERM INVESTMENTS (Cost $5,254,856)		5,392,280

TOTAL INVESTMENTS — 100.5% (Cost $5,254,856) (c)		5,392,280

Other Assets/(Liabilities) — (0.5)%		(24,810)

NET ASSETS — 100.0%		$5,367,470

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	950,791	$10,858,038
MassMutual Premier Disciplined Growth Fund, Class S (a)	1,963,987	21,328,897
MassMutual Premier Disciplined Value Fund, Class S (a)	1,912,297	21,455,968
MassMutual Premier Focused International Fund, Class Z (a)	371,846	4,291,098
MassMutual Premier High Yield Fund, Class Z (a)	1,311,730	12,369,618
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	669,803	7,903,678
MassMutual Premier International Bond Fund, Class S (a)	682,403	6,953,688
MassMutual Premier International Equity Fund, Class S (a)	776,565	10,429,271
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	659,504	6,905,009
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	910,052	11,612,268
MassMutual Select Blue Chip Growth Fund, Class S (a)	856,512	10,937,654
MassMutual Select Diversified International Fund, Class S (a)	1,668,557	10,828,936
MassMutual Select Diversified Value Fund, Class S (a)	1,065,676	10,880,547
MassMutual Select Focused Value Fund, Class Z (a)	447,119	8,432,656
MassMutual Select Fundamental Growth Fund, Class S (a)	1,649,367	10,918,812
MassMutual Select Fundamental Value Fund, Class Z (a)	1,099,761	12,493,280
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	1,055,959	9,387,474
MassMutual Select Large Cap Value Fund, Class S (a)	999,734	7,817,922
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	515,660	7,750,373
MassMutual Select Mid-Cap Value Fund, Class Z (a)	1,048,912	11,632,437
MassMutual Select Overseas Fund, Class Z (a)	3,592,536	27,195,500
MassMutual Select PIMCO Total Return Fund, Class Z (a)	208,559	2,200,297
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	386,293	5,856,209
MassMutual Select Small Cap Value Equity Fund, Class S (a)	736,159	7,884,258

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a) (b)	371,257	$4,117,241
MassMutual Select Small Company Value Fund, Class Z (a)	165,938	2,328,113
MassMutual Select Strategic Bond Fund, Class S (a)	189,688	1,961,374
MM MSCI EAFE International Index Fund, Class Z (a)	1,711,125	20,191,272
MM Russell 2000 Small Cap Index Fund, Class Z (a)	876,785	9,600,795
MM S&P Mid Cap Index Fund, Class Z (a)	705,629	7,790,140
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	3,842,209	12,679,290
Oppenheimer Developing Markets Fund, Class Y (a)	175,580	6,124,217
Oppenheimer Real Estate Fund, Class Y (a)	406,842	9,361,446

		332,477,776

TOTAL MUTUAL FUNDS (Cost $315,830,440)		332,477,776

TOTAL LONG-TERM INVESTMENTS (Cost $315,830,440)		332,477,776

TOTAL INVESTMENTS — 100.1% (Cost $315,830,440) (c)		332,477,776

Other Assets/(Liabilities) — (0.1)%		(239,029)

NET ASSETS — 100.0%		$332,238,747

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.5%
Diversified Financial — 100.5%
MassMutual Premier Core Bond Fund, Class Z (a)	12,565	$143,494
MassMutual Premier Disciplined Growth Fund, Class S (a)	26,157	284,070
MassMutual Premier Disciplined Value Fund, Class S (a)	25,465	285,722
MassMutual Premier Focused International Fund, Class Z (a)	5,411	62,448
MassMutual Premier High Yield Fund, Class Z (a)	14,584	137,523
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	7,036	83,028
MassMutual Premier International Bond Fund, Class S (a)	9,057	92,295
MassMutual Premier International Equity Fund, Class S (a)	11,248	151,055
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	7,177	75,147
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	13,119	167,400
MassMutual Select Blue Chip Growth Fund, Class S (a)	13,292	169,737
MassMutual Select Diversified International Fund, Class S (a)	23,806	154,502
MassMutual Select Diversified Value Fund, Class S (a)	16,088	164,262
MassMutual Select Focused Value Fund, Class Z (a)	6,351	119,780
MassMutual Select Fundamental Growth Fund, Class S (a)	25,569	169,264
MassMutual Select Fundamental Value Fund, Class Z (a)	17,057	193,764
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	16,365	145,486
MassMutual Select Large Cap Value Fund, Class S (a)	16,094	125,853
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	7,424	111,578
MassMutual Select Mid-Cap Value Fund, Class Z (a)	15,113	167,607
MassMutual Select Overseas Fund, Class Z (a)	51,170	387,360
MassMutual Select PIMCO Total Return Fund, Class Z (a)	2,780	29,329
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	5,703	86,451
MassMutual Select Small Cap Value Equity Fund, Class S (a)	10,712	114,720
MassMutual Select Small Company Growth Fund, Class S (a) (b)	5,418	60,086

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	2,505	$35,142
MassMutual Select Strategic Bond Fund, Class S (a)	2,500	25,846
MM MSCI EAFE International Index Fund, Class Z (a)	23,211	273,890
MM Russell 2000 Small Cap Index Fund, Class Z (a)	12,114	132,651
MM S&P Mid Cap Index Fund, Class Z (a)	9,776	107,925
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	53,902	177,877
Oppenheimer Developing Markets Fund, Class Y (a)	2,534	88,396
Oppenheimer Real Estate Fund, Class Y (a)	5,749	132,278

		4,655,966

TOTAL MUTUAL FUNDS (Cost $4,546,648)		4,655,966

TOTAL LONG-TERM INVESTMENTS (Cost $4,546,648)		4,655,966

TOTAL INVESTMENTS — 100.5% (Cost $4,546,648) (c)		4,655,966

Other Assets/(Liabilities) — (0.5)%		(24,493)

NET ASSETS — 100.0%		$4,631,473

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	578,478	$6,606,217
MassMutual Premier Disciplined Growth Fund, Class S (a)	1,109,210	12,046,017
MassMutual Premier Disciplined Value Fund, Class S (a)	1,080,147	12,119,245
MassMutual Premier Focused International Fund, Class Z (a)	248,000	2,861,916
MassMutual Premier High Yield Fund, Class Z (a)	560,891	5,289,199
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	263,701	3,111,675
MassMutual Premier International Bond Fund, Class S (a)	386,026	3,933,604
MassMutual Premier International Equity Fund, Class S (a)	517,923	6,955,700
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	286,953	3,004,398
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	624,485	7,968,434
MassMutual Select Blue Chip Growth Fund, Class S (a)	660,911	8,439,832
MassMutual Select Diversified International Fund, Class S (a)	1,112,175	7,218,013
MassMutual Select Diversified Value Fund, Class S (a)	821,469	8,387,200
MassMutual Select Focused Value Fund, Class Z (a)	291,773	5,502,836
MassMutual Select Fundamental Growth Fund, Class S (a)	1,272,673	8,425,095
MassMutual Select Fundamental Value Fund, Class Z (a)	848,611	9,640,225
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	814,630	7,242,057
MassMutual Select Large Cap Value Fund, Class S (a)	772,482	6,040,811
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	347,844	5,228,091
MassMutual Select Mid-Cap Value Fund, Class Z (a)	709,134	7,864,293
MassMutual Select Overseas Fund, Class Z (a)	2,385,278	18,056,554
MassMutual Select PIMCO Total Return Fund, Class Z (a)	127,015	1,340,007
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	263,268	3,991,137
MassMutual Select Small Cap Value Equity Fund, Class S (a)	502,739	5,384,339

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a) (b)	255,212	$2,830,302
MassMutual Select Small Company Value Fund, Class Z (a)	113,260	1,589,032
MassMutual Select Strategic Bond Fund, Class S (a)	115,413	1,193,373
MM MSCI EAFE International Index Fund, Class Z (a)	1,148,797	13,555,807
MM Russell 2000 Small Cap Index Fund, Class Z (a)	598,620	6,554,887
MM S&P Mid Cap Index Fund, Class Z (a)	481,310	5,313,668
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	2,393,707	7,899,234
Oppenheimer Developing Markets Fund, Class Y (a)	120,147	4,190,741
Oppenheimer Real Estate Fund, Class Y (a)	264,049	6,075,776

		215,859,715

TOTAL MUTUAL FUNDS (Cost $205,937,005)		215,859,715

TOTAL LONG-TERM INVESTMENTS (Cost $205,937,005)		215,859,715

TOTAL INVESTMENTS — 100.1% (Cost $205,937,005) (c)		215,859,715

Other Assets/(Liabilities) — (0.1)%		(159,903)

NET ASSETS — 100.0%		$215,699,812

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.9%
Diversified Financial — 100.9%
MassMutual Premier Core Bond Fund, Class Z (a)	3,105	$35,461
MassMutual Premier Disciplined Growth Fund, Class S (a)	14,739	160,063
MassMutual Premier Disciplined Value Fund, Class S (a)	14,353	161,037
MassMutual Premier Focused International Fund, Class Z (a)	3,427	39,550
MassMutual Premier High Yield Fund, Class Z (a)	2,758	26,012
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,252	14,769
MassMutual Premier International Bond Fund, Class S (a)	2,111	21,509
MassMutual Premier International Equity Fund, Class S (a)	7,133	95,791
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,465	15,334
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	8,556	109,176
MassMutual Select Blue Chip Growth Fund, Class S (a)	9,334	119,196
MassMutual Select Diversified International Fund, Class S (a)	15,184	98,545
MassMutual Select Diversified Value Fund, Class S (a)	11,423	116,632
MassMutual Select Focused Value Fund, Class Z (a)	3,986	75,177
MassMutual Select Fundamental Growth Fund, Class S (a)	17,959	118,890
MassMutual Select Fundamental Value Fund, Class Z (a)	11,985	136,148
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	11,501	102,243
MassMutual Select Large Cap Value Fund, Class S (a)	11,149	87,186
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	4,782	71,873
MassMutual Select Mid-Cap Value Fund, Class Z (a)	9,752	108,147
MassMutual Select Overseas Fund, Class Z (a)	32,534	246,284
MassMutual Select PIMCO Total Return Fund, Class Z (a)	726	7,657
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	3,682	55,827
MassMutual Select Small Cap Value Equity Fund, Class S (a)	6,729	72,063
MassMutual Select Small Company Growth Fund, Class S (a) (b)	3,414	37,860

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	1,618	$22,700
MassMutual Select Strategic Bond Fund, Class S (a)	618	6,391
MM MSCI EAFE International Index Fund, Class Z (a)	15,195	179,298
MM Russell 2000 Small Cap Index Fund, Class Z (a)	7,977	87,345
MM S&P Mid Cap Index Fund, Class Z (a)	6,452	71,227
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	31,931	105,372
Oppenheimer Developing Markets Fund, Class Y (a)	1,650	57,556
Oppenheimer Real Estate Fund, Class Y (a)	3,518	80,949

		2,743,268

TOTAL MUTUAL FUNDS (Cost $2,671,275)		2,743,268

TOTAL LONG-TERM INVESTMENTS (Cost $2,671,275)		2,743,268

TOTAL INVESTMENTS — 100.9% (Cost $2,671,275) (c)		2,743,268

Other Assets/(Liabilities) — (0.9)%		(23,969)

NET ASSETS — 100.0%		$2,719,299

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	52,655	$601,317
MassMutual Premier Disciplined Growth Fund, Class S (a)	247,804	2,691,152
MassMutual Premier Disciplined Value Fund, Class S (a)	241,377	2,708,248
MassMutual Premier Focused International Fund, Class Z (a)	57,439	662,846
MassMutual Premier High Yield Fund, Class Z (a)	47,307	446,101
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	21,695	256,003
MassMutual Premier International Bond Fund, Class S (a)	35,052	357,176
MassMutual Premier International Equity Fund, Class S (a)	119,994	1,611,517
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	24,733	258,957
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	145,462	1,856,090
MassMutual Select Blue Chip Growth Fund, Class S (a)	157,302	2,008,748
MassMutual Select Diversified International Fund, Class S (a)	257,405	1,670,557
MassMutual Select Diversified Value Fund, Class S (a)	194,907	1,990,003
MassMutual Select Focused Value Fund, Class Z (a)	67,319	1,269,628
MassMutual Select Fundamental Growth Fund, Class S (a)	302,908	2,005,249
MassMutual Select Fundamental Value Fund, Class Z (a)	202,005	2,294,778
MassMutual Select Growth Opportunities Fund Class Z (a) (b)	193,869	1,723,495
MassMutual Select Large Cap Value Fund, Class S (a)	184,810	1,445,213
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	80,294	1,206,814
MassMutual Select Mid-Cap Value Fund, Class Z (a)	164,097	1,819,840
MassMutual Select Overseas Fund, Class Z (a)	551,517	4,174,984
MassMutual Select PIMCO Total Return Fund, Class Z (a)	12,329	130,072
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	61,538	932,915
MassMutual Select Small Cap Value Equity Fund, Class S (a)	112,758	1,207,635
MassMutual Select Small Company Growth Fund, Class S (a) (b)	57,201	634,359

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	26,708	$374,707
MassMutual Select Strategic Bond Fund, Class S (a)	10,533	108,912
MM MSCI EAFE International Index Fund, Class Z (a)	283,322	3,343,198
MM Russell 2000 Small Cap Index Fund, Class Z (a)	149,600	1,638,121
MM S&P Mid Cap Index Fund, Class Z (a)	120,915	1,334,900
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	542,646	1,790,733
Oppenheimer Developing Markets Fund, Class Y (a)	27,979	975,894
Oppenheimer Real Estate Fund, Class Y (a)	60,307	1,387,662

		46,917,824

TOTAL MUTUAL FUNDS (Cost $45,278,828)		46,917,824

TOTAL LONG-TERM INVESTMENTS (Cost $45,278,828)		46,917,824

TOTAL INVESTMENTS — 100.1% (Cost $45,278,828) (c)		46,917,824

Other Assets/(Liabilities) — (0.1)%		(40,676)

NET ASSETS — 100.0%		$46,877,148

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2012

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — affiliated issuers (Note 7) (a)	$243,469,137	$479,494,546

Total investments	243,469,137	479,494,546

Receivables from:
Investments sold	1,762,806	8,761,951
Investment adviser (Note 3)	-	-
Fund shares sold	5,811	151,209
Interest and dividends	3	-

Total assets	245,237,757	488,407,706

Liabilities:
Payables for:
Investments purchased	214	11,765
Fund shares repurchased	1,767,280	8,899,159
Trustees’ fees and expenses (Note 3)	11,089	22,893
Affiliates (Note 3):
Investment management fees	10,355	20,590
Administration fees	36,300	84,718
Service fees	106,226	212,182
Distribution fees	-	-
Accrued expense and other liabilities	32,491	35,877

Total liabilities	1,963,955	9,287,184

Net assets	$243,273,802	$479,120,522

Net assets consist of:
Paid-in capital	$240,033,732	$466,177,897
Undistributed (accumulated) net investment income (loss)	-	-
Distributions in excess of net investment income	(9,697)	(20,126)
Accumulated net realized gain (loss) on investments and foreign currency transactions	596,522	2,490,320
Net unrealized appreciation (depreciation) on investments and foreign currency translations	2,653,245	10,472,431

Net assets	$243,273,802	$479,120,522

(a) Cost of investments — affiliated issuers:	$240,815,892	$469,022,115

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund

$363,449,722	$75,730,601	$92,011,380	$105,783,288	$7,493,568

363,449,722	75,730,601	92,011,380	105,783,288	7,493,568

3,692,606	4,707	1,324,991	5,936,637	7
-	5,052	791	936	7,167
248,988	151,002	7,397	53,468	17,107
-	-	-	-	-

367,391,316	75,891,362	93,344,559	111,774,329	7,517,849

28,061	105,683	301	3,433	16,974
3,911,873	49,697	1,331,659	5,986,171	-
16,708	3,115	37,006	33,243	260

15,418	3,124	3,952	4,680	298
69,678	14,097	17,327	18,902	1,116
152,713	28,534	15,850	17,387	669
-	-	78	860	-
34,202	30,290	30,651	30,750	29,403

4,228,653	234,540	1,436,824	6,095,426	48,720

$363,162,663	$75,656,822	$91,907,735	$105,678,903	$7,469,129

$351,798,062	$73,239,492	$114,061,350	$134,104,439	$7,271,040
-	-	2,095,279	2,429,696	-
(14,661)	(2,706)	-	-	(225)
2,199,000	489,675	(27,069,749)	(34,089,421)	153,081
9,180,262	1,930,361	2,820,855	3,234,189	45,233

$363,162,663	$75,656,822	$91,907,735	$105,678,903	$7,469,129

$354,269,460	$73,800,240	$89,190,525	$102,549,099	$7,448,335

45

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class S shares:
Net assets	$2,773,945	$2,649,423

Shares outstanding (a)	273,627	258,471

Net asset value, offering price and redemption price per share	$10.14	$10.25

Class Y shares:
Net assets	$3,110,004	$4,549,053

Shares outstanding (a)	306,733	443,311

Net asset value, offering price and redemption price per share	$10.14	$10.26

Class L shares:
Net assets	$73,764,623	$147,873,030

Shares outstanding (a)	7,274,347	14,411,502

Net asset value, offering price and redemption price per share	$10.14	$10.26

Class A shares:
Net assets	$163,625,230	$324,049,016

Shares outstanding (a)	16,134,387	31,574,788

Net asset value and redemption price per share	$10.14	$10.26

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.76	$10.89

Class N shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund

$7,085,318	$1,697,892	$24,199,436	$57,998,904	$5,926,288

685,970	163,975	2,314,652	5,368,066	537,879

$10.33	$10.35	$10.45	$10.80	$11.02

$1,815,745	$110,108	$13,720,266	$8,852,471	$123,279

175,795	10,630	1,310,498	819,335	11,188

$10.33	$10.36	$10.47	$10.80	$11.02

$117,574,100	$26,622,572	$28,882,630	$11,649,374	$353,634

11,377,284	2,570,419	2,761,377	1,080,580	32,136

$10.33	$10.36	$10.46	$10.78	$11.00

$236,687,500	$47,226,250	$24,981,886	$25,903,250	$1,065,928

22,899,126	4,561,034	2,405,737	2,415,766	97,166

$10.34	$10.35	$10.38	$10.72	$10.97

$10.97	$10.98	$11.01	$11.37	$11.64

$-	$-	$123,517	$1,274,904	$-

-	-	11,913	119,914	-

$-	$-	$10.37	$10.63	$-

47

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MassMutual RetireSMART 2020 Fund	MassMutual RetireSMART 2025 Fund
Assets:
Investments, at value — affiliated issuers (Note 7) (a)	$392,942,984	$5,392,280

Total investments	392,942,984	5,392,280

Receivables from:
Investments sold	15,499,346	9
Investment adviser (Note 3)	3,393	7,082
Fund shares sold	562,848	4,080

Total assets	409,008,571	5,403,451

Liabilities:
Payables for:
Investments purchased	52,007	4,035
Fund shares repurchased	16,008,375	32
Trustees’ fees and expenses (Note 3)	103,714	223
Affiliates (Note 3):
Investment management fees	16,966	222
Administration fees	82,838	1,137
Service fees	57,786	878
Distribution fees	1,912	-
Accrued expense and other liabilities	34,188	29,454

Total liabilities	16,357,786	35,981

Net assets	$392,650,785	$5,367,470

Net assets consist of:
Paid-in capital	$464,962,047	$5,189,071
Undistributed (accumulated) net investment income (loss)	7,472,949	-
Distributions in excess of net investment income	-	(197)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(97,797,193)	41,172
Net unrealized appreciation (depreciation) on investments and foreign currency translations	18,012,982	137,424

Net assets	$392,650,785	$5,367,470

(a) Cost of investments — affiliated issuers:	$374,930,002	$5,254,856

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART 2030 Fund	MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund

$332,477,776	$4,655,966	$215,859,715	$2,743,268	$46,917,824

332,477,776	4,655,966	215,859,715	2,743,268	46,917,824

12,733,293	4	9,103,597	-	2,898,301
5,740	6,955	3,717	6,594	11,320
377,924	4,319	38,912	1,861	34,963

345,594,733	4,667,244	225,005,941	2,751,723	49,862,408

42,857	4,290	4,568	1,852	4,433
13,066,833	16	9,136,957	-	2,928,621
80,558	198	48,250	143	4,506

14,348	182	9,293	108	2,040
70,039	923	43,774	529	8,306
45,985	727	29,620	437	6,321
1,933	-	1,723	-	1,068
33,433	29,435	31,944	29,355	29,965

13,355,986	35,771	9,306,129	32,424	2,985,260

$332,238,747	$4,631,473	$215,699,812	$2,719,299	$46,877,148

$388,565,608	$4,488,842	$245,831,392	$2,626,674	$45,577,285
5,573,291	-	3,377,795	-	-
-	(178)	-	(131)	(4,248)
(78,547,488)	33,491	(43,432,085)	20,763	(334,885)
16,647,336	109,318	9,922,710	71,993	1,638,996

$332,238,747	$4,631,473	$215,699,812	$2,719,299	$46,877,148

$315,830,440	$4,546,648	$205,937,005	$2,671,275	$45,278,828

49

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MassMutual RetireSMART 2020 Fund	MassMutual RetireSMART 2025 Fund
Class S shares:
Net assets	$178,322,894	$2,165,317

Shares outstanding (a)	16,910,516	197,516

Net asset value, offering price and redemption price per share	$10.55	$10.96

Class Y shares:
Net assets	$27,379,922	$198,053

Shares outstanding (a)	2,596,249	18,068

Net asset value, offering price and redemption price per share	$10.55	$10.96

Class L shares:
Net assets	$94,439,493	$1,400,078

Shares outstanding (a)	8,959,487	127,900

Net asset value, offering price and redemption price per share	$10.54	$10.95

Class A shares:
Net assets	$89,320,594	$1,604,022

Shares outstanding (a)	8,546,555	146,874

Net asset value and redemption price per share	$10.45	$10.92

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.09	$11.59

Class N shares:
Net assets	$3,187,882	$-

Shares outstanding (a)	308,919	-

Net asset value, offering price and redemption price per share	$10.32	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2030 Fund	MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund

$155,212,515	$2,042,004	$108,556,452	$1,407,670	$29,839,845

14,628,574	185,596	10,179,926	129,742	3,517,036

$10.61	$11.00	$10.66	$10.85	$8.48

$29,055,677	$245,367	$14,300,969	$126,928	$3,994,132

2,740,445	22,297	1,342,390	11,698	470,322

$10.60	$11.00	$10.65	$10.85	$8.49

$73,817,232	$1,009,342	$44,762,020	$405,235	$2,631,600

6,960,360	91,841	4,200,435	37,407	310,473

$10.61	$10.99	$10.66	$10.83	$8.48

$71,052,544	$1,334,760	$45,264,232	$779,466	$8,644,121

6,760,735	121,776	4,290,686	72,136	1,022,934

$10.51	$10.96	$10.55	$10.81	$8.45

$11.15	$11.63	$11.19	$11.47	$8.97

$3,100,779	$-	$2,816,139	$-	$1,767,450

298,410	-	269,852	-	209,345

$10.39	$-	$10.44	$-	$8.44

51

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$5,571,627	$9,841,260

Total investment income	5,571,627	9,841,260

Expenses (Note 3):
Investment management fees	121,790	245,561
Custody fees	33,197	33,199
Audit fees	28,478	28,546
Legal fees	2,135	4,189
Proxy fees	1,109	1,109
Shareholder reporting fees	10,248	20,127
Trustees’ fees	19,078	39,538

	216,035	372,269
Administration fees:
Class S	1,007	870
Class Y	2,346	3,746
Class L	115,905	253,333
Class A	270,751	611,006
Class N	-	-
Distribution fees:
Class N	-	-
Service fees:
Class A	417,345	875,929
Class N	-	-

Total expenses	1,023,389	2,117,153
Expenses waived (Note 3):
Class S fees waived by adviser	-	-
Class Y fees waived by adviser	-	-
Class L fees waived by adviser	-	-
Class A fees waived by adviser	-	-
Class S administrative fees waived	-	-
Class Y administrative fees waived	-	-
Class L administrative fees waived	-	-
Class A administrative fees waived	-	-
Class N administrative fees waived	-	-

Net expenses	1,023,389	2,117,153

Net investment income (loss)	4,548,238	7,724,107

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	297,656	2,489,198
Realized gain distributions — affiliated issuers (Note 7)	3,123,124	6,715,531

Net realized gain (loss)	3,420,780	9,204,729

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	12,875,289	41,238,451

Net change in unrealized appreciation (depreciation)	12,875,289	41,238,451

Net realized gain (loss) and change in unrealized appreciation (depreciation)	16,296,069	50,443,180

Net increase (decrease) in net assets resulting from operations	$20,844,307	$58,167,287

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund

$6,541,914	$1,079,000	$2,097,090	$2,397,157	$137,640

6,541,914	1,079,000	2,097,090	2,397,157	137,640

182,823	34,012	47,092	53,458	2,075
33,347	33,337	33,182	33,155	32,685
28,508	28,424	28,454	28,462	28,403
3,263	1,066	2,358	2,524	1,075
1,109	1,109	1,109	1,109	1,109
15,067	3,827	6,585	7,022	3,187
28,783	5,260	7,468	8,384	297

292,900	107,035	126,248	134,114	68,831

3,351	479	7,071	18,079	1,164
1,616	101	16,485	20,403	167
197,952	43,882	60,980	26,397	461
437,231	75,569	49,550	58,619	1,711
-	-	292	3,592	-

-	-	295	3,287	-

617,256	106,244	62,736	65,786	1,883
-	-	295	3,287	-

1,550,306	333,310	323,952	333,564	74,217

-	(564)	-	-	(48,739)
-	(80)	-	-	(2,381)
-	(19,117)	-	-	(3,247)
-	(32,854)	-	-	(12,317)
-	-	(315)	(773)	-
-	-	(177)	(116)	-
-	-	(365)	(148)	-
-	-	(312)	(323)	-
-	-	(1)	(17)	-

1,550,306	280,695	322,782	332,187	7,533

4,991,608	798,305	1,774,308	2,064,970	130,107

2,496,774	584,174	2,870,300	3,510,559	222,367
5,267,276	1,248,639	1,163,660	1,423,460	95,803

7,764,050	1,832,813	4,033,960	4,934,019	318,170

38,477,117	7,318,957	2,780,586	4,117,828	85,126

38,477,117	7,318,957	2,780,586	4,117,828	85,126

46,241,167	9,151,770	6,814,546	9,051,847	403,296

$51,232,775	$9,950,075	$8,588,854	$11,116,817	$533,403

53

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MassMutual RetireSMART 2020 Fund	MassMutual RetireSMART 2025 Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$7,784,952	$93,825

Total investment income	7,784,952	93,825

Expenses (Note 3):
Investment management fees	190,209	1,717
Custody fees	33,439	33,380
Audit fees	28,621	28,402
Legal fees	6,340	1,066
Proxy fees	1,109	1,109
Shareholder reporting fees	17,209	3,197
Trustees’ fees	29,687	245

	306,614	69,116
Administration fees:
Class S	68,912	502
Class Y	54,045	196
Class L	215,067	1,597
Class A	201,582	2,506
Class N	7,977	-
Distribution fees:
Class N	7,053	-
Service fees:
Class A	217,698	2,804
Class N	7,053	-

Total expenses	1,086,001	76,721
Expenses waived (Note 3):
Class S fees waived by adviser	-	(28,533)
Class Y fees waived by adviser	-	(3,214)
Class L fees waived by adviser	-	(13,629)
Class A fees waived by adviser	-	(22,252)
Class N fees waived by adviser	-	-
Class S administrative fees waived	(2,338)	(26)
Class Y administrative fees waived	(342)	(2)
Class L administrative fees waived	(1,162)	(17)
Class A administrative fees waived	(1,100)	(19)
Class N administrative fees waived	(39)	-

Net expenses	1,081,020	9,029

Net investment income (loss)	6,703,932	84,796

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	20,452,198	65,879
Realized gain distributions — affiliated issuers (Note 7)	5,593,667	73,637

Net realized gain (loss)	26,045,865	139,516

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	225,509
Investment transactions — affiliated issuers	16,329,931	-

Net change in unrealized appreciation (depreciation)	16,329,931	225,509

Net realized gain (loss) and change in unrealized appreciation (depreciation)	42,375,796	365,025

Net increase (decrease) in net assets resulting from operations	$49,079,728	$449,821

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART 2030 Fund	MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund

$6,049,996	$72,721	$3,668,912	$37,304	$719,284

6,049,996	72,721	3,668,912	37,304	719,284

159,514	1,436	100,771	912	20,342
33,388	33,257	33,215	33,110	33,155
28,586	28,402	28,519	28,401	28,425
5,468	1,061	3,799	1,049	1,549
1,109	1,109	1,109	1,109	1,109
14,984	3,125	10,536	3,085	4,572
24,871	209	15,613	136	3,106

267,920	68,599	193,562	67,802	92,258

57,464	416	30,004	313	7,594
49,746	249	22,118	143	6,107
168,561	1,211	97,627	612	5,697
159,833	1,931	93,791	1,145	16,034
8,333	-	7,062	-	4,047

7,441	-	6,546	-	3,759

174,034	2,137	106,909	1,264	18,288
7,441	-	6,546	-	3,759

900,773	74,543	564,165	71,279	157,543

-	(29,824)	-	(33,845)	(37,350)
-	(4,900)	-	(4,437)	(10,202)
-	(12,397)	-	(9,984)	(5,068)
-	(20,189)	-	(18,671)	(14,249)
-	-	-	-	(2,927)
(4,052)	(21)	(2,797)	(15)	(388)
(718)	(3)	(368)	(1)	(48)
(1,830)	(12)	(1,106)	(5)	(31)
(1,740)	(16)	(1,099)	(9)	(104)
(76)	-	(69)	-	(21)

892,357	7,181	558,726	4,312	87,155

5,157,639	65,540	3,110,186	32,992	632,129

19,640,204	44,880	13,057,525	48,688	1,060,767
4,983,987	70,696	3,508,582	44,184	804,172

24,624,191	115,576	16,566,107	92,872	1,864,939

-	-	-	-	-
15,134,110	212,086	8,878,450	143,031	3,667,456

15,134,110	212,086	8,878,450	143,031	3,667,456

39,758,301	327,662	25,444,557	235,903	5,532,395

$44,915,940	$393,202	$28,554,743	$268,895	$6,164,524

55

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Year Ended December 31, 2012	Period Ended December 31, 2011+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,548,238	$5,869,589
Net realized gain (loss) on investment transactions	3,420,780	4,828,754
Net change in unrealized appreciation (depreciation) on investments	12,875,289	(10,222,044)

Net increase (decrease) in net assets resulting from operations	20,844,307	476,299

Distributions to shareholders (Note 2):
From net investment income:
Class S	(70,837)	(3,089)
Class Y	(80,364)	(92,383)
Class L	(1,854,623)	(2,939,191)
Class A	(3,730,078)	(4,792,499)

Total distributions from net investment income	(5,735,902)	(7,827,162)

From net realized gains:
Class S	(45,856)	(237)
Class Y	(48,308)	(7,065)
Class L	(1,186,060)	(230,607)
Class A	(2,704,816)	(392,410)

Total distributions from net realized gains	(3,985,040)	(630,319)

Net fund share transactions (Note 5):
Class S	2,663,570	103,426
Class Y	306,272	2,773,384
Class L	(27,108,886)	100,470,340
Class A	(10,137,162)	171,060,675

Increase (decrease) in net assets from fund share transactions	(34,276,206)	274,407,825

Total increase (decrease) in net assets	(23,152,841)	266,426,643
Net assets
Beginning of year	266,426,643	-

End of year	$243,273,802	$266,426,643

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$503

Distributions in excess of net investment income included in net assets at end of year	$(9,697)	$-

+	Fund commenced operations on June 20, 2011.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART Moderate Fund		MassMutual RetireSMART Moderate Growth Fund		MassMutual RetireSMART Growth Fund
Year Ended December 31, 2012	Period Ended December 31, 2011+	Year Ended December 31, 2012	Period Ended December 31, 2011+	Year Ended December 31, 2012	Period Ended December 31, 2011+

$7,724,107	$9,725,561	$4,991,608	$5,721,435	$798,305	$816,697
9,204,729	7,769,056	7,764,050	4,703,674	1,832,813	902,730
41,238,451	(30,766,020)	38,477,117	(29,296,855)	7,318,957	(5,388,596)

58,167,287	(13,271,403)	51,232,775	(18,871,746)	9,950,075	(3,669,169)

(58,949)	(2,471)	(129,741)	(1,847)	(24,553)	(1,513)
(99,057)	(89,674)	(32,101)	(30,327)	(1,519)	(1,493)
(3,119,520)	(3,582,853)	(1,991,652)	(2,243,509)	(348,554)	(342,522)
(6,097,489)	(8,580,477)	(3,429,660)	(4,388,180)	(510,668)	(551,676)

(9,375,015)	(12,255,475)	(5,583,154)	(6,663,863)	(885,294)	(897,204)

(29,583)	(149)	(167,949)	-	(23,437)	(173)
(82,524)	(5,367)	(42,098)	-	(3,015)	(173)
(2,967,739)	(221,790)	(2,772,318)	-	(713,845)	(40,924)
(6,689,386)	(561,005)	(5,932,011)	-	(1,252,406)	(72,100)

(9,769,232)	(788,311)	(8,914,376)	-	(1,992,703)	(113,370)

2,468,743	102,720	6,961,167	101,947	1,553,124	101,786
854,061	3,474,248	(230,603)	1,881,672	4,534	101,766
(7,734,399)	152,145,278	(13,800,773)	127,925,113	1,682,335	24,081,317
(70,180,909)	385,282,929	(39,901,312)	269,025,816	3,770,333	41,969,292

(74,592,504)	541,005,175	(46,971,521)	398,934,548	7,010,326	66,254,161

(35,569,464)	514,689,986	(10,236,276)	373,398,939	14,082,404	61,574,418

514,689,986	-	373,398,939	-	61,574,418	-

$479,120,522	$514,689,986	$363,162,663	$373,398,939	$75,656,822	$61,574,418

$-	$983	$-	$701	$-	$114

$(20,126)	$-	$(14,661)	$-	$(2,706)	$-

57

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART In Retirement Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,774,308	$2,094,363
Net realized gain (loss) on investment transactions	4,033,960	12,658,967
Net change in unrealized appreciation (depreciation) on investments	2,780,586	(12,129,410)

Net increase (decrease) in net assets resulting from operations	8,588,854	2,623,920

Distributions to shareholders (Note 2):
From net investment income:
Class S	(729,752)	(376,105)
Class Y	(402,201)	(598,239)
Class L	(881,208)	(878,299)
Class A	(620,933)	(773,547)
Class N	(2,828)	(2,566)

Total distributions from net investment income	(2,636,922)	(2,628,756)

From net realized gains:
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class S	7,497,632	2,154,959
Class Y	(8,079,104)	1,545,094
Class L	(4,650,873)	(6,163,550)
Class A	(5,386,295)	(6,436,528)
Class N	4,977	8,060

Increase (decrease) in net assets from fund share transactions	(10,613,663)	(8,891,965)

Total increase (decrease) in net assets	(4,661,731)	(8,896,801)
Net assets
Beginning of year	96,569,466	105,466,267

End of year	$91,907,735	$96,569,466

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,095,279	$2,603,081

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART 2010 Fund		MassMutual RetireSMART 2015 Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$2,064,970	$2,027,442	$130,107	$41,557
4,934,019	12,618,336	318,170	99,362
4,117,828	(13,874,364)	85,126	(111,546)

11,116,817	771,414	533,403	29,373

(1,455,787)	(836,764)	(118,949)	(34,707)
(190,868)	(663,636)	(2,529)	(4,864)
(289,205)	(271,219)	(9,930)	(1,939)
(534,506)	(550,720)	(19,809)	(7,405)
(27,288)	(32,071)	-	-

(2,497,654)	(2,354,410)	(151,217)	(48,915)

-	-	(128,558)	(51,467)
-	-	(3,334)	(7,645)
-	-	(10,602)	(3,382)
-	-	(26,167)	(13,473)

-	-	(168,661)	(75,967)

19,828,200	1,972,903	3,542,504	1,547,190
(19,905,370)	(489,690)	(224,918)	191,521
(585,814)	(1,674,150)	215,644	30,000
(3,199,795)	(5,026,211)	440,739	285,738
(39,881)	767,500	-	-

(3,902,660)	(4,449,648)	3,973,969	2,054,449

4,716,503	(6,032,644)	4,187,494	1,958,940

100,962,400	106,995,044	3,281,635	1,322,695

$105,678,903	$100,962,400	$7,469,129	$3,281,635

$2,429,696	$2,468,163	$-	$-

$-	$-	$(225)	$(75)

59

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2020 Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,703,932	$6,245,500
Net realized gain (loss) on investment transactions	26,045,865	32,986,857
Net change in unrealized appreciation (depreciation) on investments	16,329,931	(46,575,732)

Net increase (decrease) in net assets resulting from operations	49,079,728	(7,343,375)

Distributions to shareholders (Note 2):
From net investment income:
Class S	(3,509,924)	(2,117,608)
Class Y	(403,625)	(1,193,382)
Class L	(1,680,708)	(1,575,022)
Class A	(1,379,255)	(1,311,774)
Class N	(46,816)	(50,138)

Total distributions from net investment income	(7,020,328)	(6,247,924)

From net realized gains:
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class S	48,042,284	14,467,250
Class Y	(38,693,721)	(4,662,614)
Class L	(3,519,995)	(18,902,880)
Class A	(6,742,791)	(4,666,847)
Class N	303,156	2,231,289

Increase (decrease) in net assets from fund share transactions	(611,067)	(11,533,802)

Total increase (decrease) in net assets	41,448,333	(25,125,101)
Net assets
Beginning of year	351,202,452	376,327,553

End of year	$392,650,785	$351,202,452

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$7,472,949	$6,937,397

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART 2025 Fund		MassMutual RetireSMART 2030 Fund		MassMutual RetireSMART 2035 Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$84,796	$33,548	$5,157,639	$4,480,552	$65,540	$28,244
139,516	95,592	24,624,191	29,008,210	115,576	91,713
225,509	(170,268)	15,134,110	(44,266,034)	212,086	(188,003)

449,821	(41,128)	44,915,940	(10,777,272)	393,202	(68,046)

(39,572)	(17,920)	(2,547,064)	(1,330,822)	(33,852)	(17,151)
(3,629)	(2,446)	(362,031)	(821,724)	(3,954)	(2,763)
(24,609)	(5,614)	(1,091,807)	(987,803)	(15,379)	(2,876)
(25,649)	(12,148)	(890,590)	(722,275)	(18,900)	(9,406)
-	-	(40,563)	(41,245)	-	-

(93,459)	(38,128)	(4,932,055)	(3,903,869)	(72,085)	(32,196)

(48,578)	(29,789)	-	-	(49,389)	(30,638)
(5,047)	(4,195)	-	-	(6,835)	(5,077)
(31,147)	(9,856)	-	-	(22,021)	(5,475)
(36,884)	(22,927)	-	-	(31,555)	(19,238)

(121,656)	(66,767)	-	-	(109,800)	(60,428)

1,190,093	183,756	43,228,771	14,584,012	1,013,707	238,992
59,454	24,133	(29,439,057)	(1,288,589)	69,911	60,655
1,062,770	197,004	(7,381,779)	(7,735,994)	814,409	74,192
818,216	501,889	(3,629,152)	(4,854,328)	656,896	510,239
-	-	(52,046)	2,662,161	-	-

3,130,533	906,782	2,726,737	3,367,262	2,554,923	884,078

3,365,239	760,759	42,710,622	(11,313,879)	2,766,240	723,408

2,002,231	1,241,472	289,528,125	300,842,004	1,865,233	1,141,825

$5,367,470	$2,002,231	$332,238,747	$289,528,125	$4,631,473	$1,865,233

$-	$-	$5,573,291	$4,872,638	$-	$-

$(197)	$(69)	$-	$-	$(178)	$(69)

61

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2040 Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,110,186	$2,456,284
Net realized gain (loss) on investment transactions	16,566,107	21,156,960
Net change in unrealized appreciation (depreciation) on investments	8,878,450	(31,078,925)

Net increase (decrease) in net assets resulting from operations	28,554,743	(7,465,681)

Distributions to shareholders (Note 2):
From net investment income:
Class S	(1,505,903)	(830,492)
Class Y	(139,876)	(341,739)
Class L	(569,031)	(527,108)
Class A	(468,972)	(361,014)
Class N	(30,005)	(31,854)

Total distributions from net investment income	(2,713,787)	(2,092,207)

From net realized gains:
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-
Class N	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class S	30,822,567	8,289,567
Class Y	(13,525,307)	520,437
Class L	(2,929,681)	(7,920,749)
Class A	(1,294,396)	(1,279,289)
Class N	(20,211)	2,461,763

Increase (decrease) in net assets from fund share transactions	13,052,972	2,071,729

Total increase (decrease) in net assets	38,893,928	(7,486,159)
Net assets
Beginning of year	176,805,884	184,292,043

End of year	$215,699,812	$176,805,884

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,377,795	$2,675,267

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART 2045 Fund		MassMutual RetireSMART 2050 Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$32,992	$19,253	$632,129	$458,653
92,872	83,645	1,864,939	4,129,910
143,031	(163,144)	3,667,456	(6,085,772)

268,895	(60,246)	6,164,524	(1,497,209)

(20,367)	(12,126)	(483,142)	(294,360)
(1,714)	(1,887)	(57,630)	(100,516)
(5,233)	(3,469)	(34,981)	(28,347)
(8,898)	(4,416)	(100,361)	(71,939)
-	-	(16,367)	(16,504)

(36,212)	(21,898)	(692,481)	(511,666)

(51,193)	(31,118)	(1,171,714)	(988,274)
(5,232)	(4,986)	(129,257)	(345,080)
(13,608)	(9,339)	(108,341)	(107,222)
(27,188)	(13,025)	(325,331)	(282,956)
-	-	(66,524)	(70,019)

(97,221)	(58,468)	(1,801,167)	(1,793,551)

591,559	51,535	8,764,959	6,013,495
(5,452)	22,355	(3,253,941)	2,571,644
151,184	141,468	350,650	438,292
413,245	220,800	2,435,387	3,332,727
-	-	326,295	1,409,849

1,150,536	436,158	8,623,350	13,766,007

1,285,998	295,546	12,294,226	9,963,581

1,433,301	1,137,755	34,582,922	24,619,341

$2,719,299	$1,433,301	$46,877,148	$34,582,922

$-	$-	$-	$-

$(131)	$(62)	$(4,248)	$(2,142)

63

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.70	$0.25	$0.63	$0.88	$(0.27)	$(0.17)	$(0.44)	$10.14	9.14%		$2,774	0.13%		2.46%
12/31/11[g]	10.00	0.24	(0.21)	0.03	(0.31)	(0.02)	(0.33)	9.70	0.33%	[b]	100	0.14%	[a]	4.44%	[a]
Class Y
12/31/12	$9.69	$0.23	$0.66	$0.89	$(0.27)	$(0.17)	$(0.44)	$10.14	9.21%		$3,110	0.17%		2.29%
12/31/11[g]	10.00	1.42	(1.40)	0.02	(0.31)	(0.02)	(0.33)	9.69	0.24%	[b]	2,684	0.18%	[a]	26.89%	[a]
Class L
12/31/12	$9.70	$0.21	$0.66	$0.87	$(0.26)	$(0.17)	$(0.43)	$10.14	9.01%		$73,765	0.25%		2.10%
12/31/11[g]	10.00	0.23	(0.21)	0.02	(0.30)	(0.02)	(0.32)	9.70	0.26%	[b]	97,539	0.26%	[a]	4.26%	[a]
Class A
12/31/12	$9.70	$0.18	$0.67	$0.85	$(0.24)	$(0.17)	$(0.41)	$10.14	8.73%		$163,625	0.50%		1.75%
12/31/11[g]	10.00	0.22	(0.21)	0.01	(0.29)	(0.02)	(0.31)	9.70	0.14%	[b]	166,103	0.51%	[a]	4.17%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	37%	20%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.51	$0.33	$0.86	$1.19	$(0.24)	$(0.21)	$(0.45)	$10.25	12.48%		$2,649	0.13%		3.22%
12/31/11[g]	10.00	0.20	(0.43)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.28%	)[b]	98	0.13%	[a]	3.82%	[a]
Class Y
12/31/12	$9.51	$0.21	$0.98	$1.19	$(0.23)	$(0.21)	$(0.44)	$10.26	12.53%		$4,549	0.17%		2.10%
12/31/11[g]	10.00	0.83	(1.06)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.26%	)[b]	3,395	0.17%	[a]	16.08%	[a]
Class L
12/31/12	$9.51	$0.18	$1.00	$1.18	$(0.22)	$(0.21)	$(0.43)	$10.26	12.43%		$147,873	0.25%		1.81%
12/31/11[g]	10.00	0.18	(0.42)	(0.24)	(0.24)	(0.01)	(0.25)	9.51	(2.35%	)[b]	144,705	0.25%	[a]	3.53%	[a]
Class A
12/31/12	$9.51	$0.14	$1.01	$1.15	$(0.19)	$(0.21)	$(0.40)	$10.26	12.13%		$324,049	0.50%		1.42%
12/31/11[g]	10.00	0.18	(0.43)	(0.25)	(0.23)	(0.01)	(0.24)	9.51	(2.47%	)[b]	366,492	0.50%	[a]	3.41%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	39%	19	%[b],q

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

65

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.36	$0.21	$1.21	$1.42	$(0.19)	$(0.26)	$(0.45)	$10.33	15.21%		$7,085	0.14%		2.10%
12/31/11[g]	10.00	0.16	(0.62)	(0.46)	(0.18)	-	(0.18)	9.36	(4.55%	)[b]	96	0.14%	[a]	3.14%	[a]
Class Y
12/31/12	$9.36	$0.18	$1.24	$1.42	$(0.19)	$(0.26)	$(0.45)	$10.33	15.17%		$1,816	0.18%		1.75%
12/31/11[g]	10.00	0.80	(1.25)	(0.45)	(0.19)	-	(0.19)	9.36	(4.53%	)[b]	1,847	0.18%	[a]	15.80%	[a]
Class L
12/31/12	$9.36	$0.16	$1.25	$1.41	$(0.18)	$(0.26)	$(0.44)	$10.33	15.07%		$117,574	0.26%		1.61%
12/31/11[g]	10.00	0.15	(0.61)	(0.46)	(0.18)	-	(0.18)	9.36	(4.61%	)[b]	119,858	0.26%	[a]	2.96%	[a]
Class A
12/31/12	$9.36	$0.12	$1.27	$1.39	$(0.15)	$(0.26)	$(0.41)	$10.34	14.88%		$236,688	0.51%		1.23%
12/31/11[g]	10.00	0.14	(0.61)	(0.47)	(0.17)	-	(0.17)	9.36	(4.75%	)[b]	251,598	0.51%	[a]	2.71%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	49%	13%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.28	$0.30	$1.21	$1.51	$(0.15)	$(0.29)	$(0.44)	$10.35	16.42%		$1,698	0.23%		0.15%	[j]	2.97%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.51%	)[b]	95	0.27%	[a]	0.13%	[a,j]	2.75%	[a]
Class Y
12/31/12	$9.28	$0.14	$1.38	$1.52	$(0.15)	$(0.29)	$(0.44)	$10.36	16.46%		$110	0.26%		0.18%	[j]	1.37%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.53%	)[b]	95	0.31%	[a]	0.17%	[a,j]	2.70%	[a]
Class L
12/31/12	$9.28	$0.13	$1.38	$1.51	$(0.14)	$(0.29)	$(0.43)	$10.36	16.38%		$26,623	0.33%		0.26%	[j]	1.27%
12/31/11[g]	10.00	0.13	(0.69)	(0.56)	(0.14)	(0.02)	(0.16)	9.28	(5.58%	)[b]	22,366	0.39%	[a]	0.25%	[a,j]	2.57%	[a]
Class A
12/31/12	$9.28	$0.11	$1.37	$1.48	$(0.12)	$(0.29)	$(0.41)	$10.35	16.01%		$47,226	0.59%		0.51%	[j]	1.09%
12/31/11[g]	10.00	0.12	(0.69)	(0.57)	(0.13)	(0.02)	(0.15)	9.28	(5.70%	)[b]	39,019	0.64%	[a]	0.50%	[a,j]	2.36%	[a]

	Year ended December 31
	2012	2011
Portfolio turnover rate for all share classes	57%	14%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

67

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.84	$0.26	$0.67	$0.93	$(0.32)	$-	$-	$(0.32)	$10.45	9.64%		$24,199	0.17%	0.17%	[k]	2.55%
12/31/11	9.86	0.26	0.01	0.27	(0.29)	-	-	(0.29)	9.84	2.78%		15,610	0.15%	N/A		2.62%
12/31/10	9.22	0.18	0.73	0.91	(0.27)	-	-	(0.27)	9.86	10.04%		13,462	0.15%	N/A		1.92%
12/31/09	7.68	0.18	1.36	1.54	-	-	-	-	9.22	20.05%		14,963	0.15%	N/A		2.17%
12/31/08	9.98	0.36	(1.95)	(1.59)	(0.42)	(0.22)	(0.07)	(0.71)	7.68	(16.17%	)	16,279	0.12%	N/A		3.86%
Class Y
12/31/12	$9.85	$0.17	$0.76	$0.93	$(0.31)	$-	$-	$(0.31)	$10.47	9.53%		$13,720	0.23%	0.23%	[k]	1.63%
12/31/11	9.88	0.25	0.01	0.26	(0.29)	-	-	(0.29)	9.85	2.66%		20,601	0.20%	N/A		2.47%
12/31/10	9.23	0.24	0.67	0.91	(0.26)	-	-	(0.26)	9.88	10.09%		19,112	0.17%	N/A		2.51%
12/31/09	7.68	0.16	1.39	1.55	-	-	-	-	9.23	20.18%		18,370	0.17%	N/A		1.98%
12/31/08	9.99	0.37	(1.97)	(1.60)	(0.42)	(0.22)	(0.07)	(0.71)	7.68	(16.20%	)	58,457	0.14%	N/A		3.94%
Class L
12/31/12	$9.84	$0.18	$0.74	$0.92	$(0.30)	$-	$-	$(0.30)	$10.46	9.45%		$28,883	0.33%	0.33%	[k]	1.77%
12/31/11	9.87	0.20	0.04	0.24	(0.27)	-	-	(0.27)	9.84	2.52%		31,554	0.30%	N/A		1.98%
12/31/10	9.22	0.21	0.69	0.90	(0.25)	-	-	(0.25)	9.87	9.98%		37,663	0.27%	N/A		2.21%
12/31/09	7.69	0.17	1.36	1.53	-	-	-	-	9.22	19.90%		38,375	0.27%	N/A		2.05%
12/31/08	9.99	0.34	(1.95)	(1.61)	(0.41)	(0.22)	(0.06)	(0.69)	7.69	(16.29%	)	55,874	0.24%	N/A		3.61%
Class A
12/31/12	$9.76	$0.17	$0.71	$0.88	$(0.26)	$-	$-	$(0.26)	$10.38	9.13%		$24,982	0.58%	0.58%	[k]	1.65%
12/31/11	9.79	0.17	0.05	0.22	(0.25)	-	-	(0.25)	9.76	2.27%		28,693	0.55%	N/A		1.68%
12/31/10	9.15	0.19	0.68	0.87	(0.23)	-	-	(0.23)	9.79	9.67%		35,125	0.52%	N/A		1.99%
12/31/09	7.65	0.16	1.34	1.50	-	-	-	-	9.15	19.61%		34,104	0.52%	N/A		1.94%
12/31/08	9.95	0.39	(2.01)	(1.62)	(0.40)	(0.22)	(0.06)	(0.68)	7.65	(16.46%	)	43,223	0.49%	N/A		4.27%
Class N
12/31/12	$9.76	$0.15	$0.71	$0.86	$(0.25)	$-	$-	$(0.25)	$10.37	8.89%		$124	0.88%	0.88%	[k]	1.45%
12/31/11	9.80	0.17	0.02	0.19	(0.23)	-	-	(0.23)	9.76	1.95%		112	0.85%	N/A		1.68%
12/31/10	9.16	0.16	0.69	0.85	(0.21)	-	-	(0.21)	9.80	9.40%		104	0.82%	N/A		1.66%
12/31/09	7.68	0.16	1.32	1.48	-	-	-	-	9.16	19.27%		105	0.82%	N/A		1.98%
12/31/08	9.98	0.32	(1.98)	(1.66)	(0.36)	(0.22)	(0.06)	(0.64)	7.68	(16.76%	)	89	0.79%	N/A		3.42%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	40%	111%	32%	36%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.96	$0.27	$0.84	$1.11	$(0.27)	$-	$-	$(0.27)	$10.80	11.19%		$57,999	0.16%	0.16%	[k]	2.54%
12/31/11	10.11	0.21	(0.12)	0.09	(0.24)	-	-	(0.24)	9.96	0.98%		34,639	0.14%	N/A		2.08%
12/31/10	9.26	0.14	0.94	1.08	(0.23)	-	-	(0.23)	10.11	11.95%		33,281	0.14%	N/A		1.52%
12/31/09	7.40	0.17	1.69	1.86	-	-	-	-	9.26	25.14%		43,844	0.14%	N/A		2.07%
12/31/08	10.70	0.29	(2.90)	(2.61)	(0.34)	(0.24)	(0.11)	(0.69)	7.40	(24.75%	)	32,208	0.12%	N/A		2.98%
Class Y
12/31/12	$9.94	$0.10	$1.00	$1.10	$(0.24)	$-	$-	$(0.24)	$10.80	11.10%		$8,852	0.24%	0.24%	[k]	0.92%
12/31/11	10.10	0.21	(0.13)	0.08	(0.24)	-	-	(0.24)	9.94	0.84%		26,949	0.22%	N/A		2.09%
12/31/10	9.25	0.20	0.88	1.08	(0.23)	-	-	(0.23)	10.10	11.89%		27,844	0.19%	N/A		2.14%
12/31/09	7.39	0.13	1.73	1.86	-	-	-	-	9.25	25.17%		27,126	0.19%	N/A		1.69%
12/31/08	10.69	0.27	(2.89)	(2.62)	(0.33)	(0.24)	(0.11)	(0.68)	7.39	(24.84%	)	39,901	0.17%	N/A		2.78%
Class L
12/31/12	$9.94	$0.19	$0.90	$1.09	$(0.25)	$-	$-	$(0.25)	$10.78	11.01%		$11,649	0.35%	0.35%	[k]	1.84%
12/31/11	10.09	0.18	(0.10)	0.08	(0.23)	-	-	(0.23)	9.94	0.82%		11,270	0.32%	N/A		1.75%
12/31/10	9.24	0.18	0.88	1.06	(0.21)	-	-	(0.21)	10.09	11.74%		13,103	0.29%	N/A		1.84%
12/31/09	7.39	0.11	1.74	1.85	-	-	-	-	9.24	25.03%		13,710	0.29%	N/A		1.39%
12/31/08	10.69	0.26	(2.89)	(2.63)	(0.32)	(0.24)	(0.11)	(0.67)	7.39	(24.95%	)	35,333	0.27%	N/A		2.68%
Class A
12/31/12	$9.88	$0.16	$0.89	$1.05	$(0.21)	$-	$-	$(0.21)	$10.72	10.74%		$25,903	0.60%	0.60%	[k]	1.53%
12/31/11	10.02	0.16	(0.10)	0.06	(0.20)	-	-	(0.20)	9.88	0.61%		26,892	0.57%	N/A		1.55%
12/31/10	9.18	0.15	0.88	1.03	(0.19)	-	-	(0.19)	10.02	11.45%		32,254	0.54%	N/A		1.57%
12/31/09	7.37	0.12	1.69	1.81	-	-	-	-	9.18	24.56%		35,657	0.54%	N/A		1.55%
12/31/08	10.64	0.23	(2.86)	(2.63)	(0.30)	(0.24)	(0.10)	(0.64)	7.37	(25.05%	)	38,451	0.52%	N/A		2.40%
Class N
12/31/12	$9.82	$0.13	$0.89	$1.02	$(0.21)	$-	$-	$(0.21)	$10.63	10.47%		$1,275	0.90%	0.90%	[k]	1.23%
12/31/11	10.02	0.21	(0.19)	0.02	(0.22)	-	-	(0.22)	9.82	0.25%		1,212	0.87%	N/A		2.07%
12/31/10	9.18	0.12	0.88	1.00	(0.16)	-	-	(0.16)	10.02	11.03%		513	0.84%	N/A		1.29%
12/31/09	7.38	0.10	1.70	1.80	-	-	-	-	9.18	24.39%		553	0.84%	N/A		1.29%
12/31/08	10.64	0.20	(2.85)	(2.65)	(0.28)	(0.24)	(0.09)	(0.61)	7.38	(25.30%	)	499	0.82%	N/A		2.07%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	49%	108%	38%	39%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

69

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$10.25	$0.37	$0.95	$1.32	$(0.24)	$(0.31)	$(0.55)	$11.02	12.94%		$5,926	1.70%		0.10%	[j]	3.36%
12/31/11	10.73	0.24	(0.27)	(0.03)	(0.17)	(0.28)	(0.45)	10.25	(0.31%	)	2,255	3.80%		0.10%	[j]	2.24%
12/31/10[g]	10.00	0.20	0.75	0.95	(0.21)	(0.01)	(0.22)	10.73	9.54%	[b]	767	4.82%	[a]	0.10%	[a,j]	2.60%	[a]
Class Y
12/31/12	$10.25	$0.17	$1.15	$1.32	$(0.24)	$(0.31)	$(0.55)	$11.02	12.86%		$123	1.77%		0.15%	[j]	1.52%
12/31/11	10.73	0.27	(0.31)	(0.04)	(0.16)	(0.28)	(0.44)	10.25	(0.35%	)	323	3.87%		0.15%	[j]	2.50%
12/31/10[g]	10.00	0.19	0.76	0.95	(0.21)	(0.01)	(0.22)	10.73	9.52%	[b]	143	4.87%	[a]	0.15%	[a,j]	2.53%	[a]
Class L
12/31/12	$10.25	$0.47	$0.83	$1.30	$(0.24)	$(0.31)	$(0.55)	$11.00	12.67%		$354	1.89%		0.25%	[j]	4.30%
12/31/11	10.73	0.25	(0.30)	(0.05)	(0.15)	(0.28)	(0.43)	10.25	(0.45%	)	135	3.97%		0.25%	[j]	2.33%
12/31/10[g]	10.00	0.19	0.75	0.94	(0.20)	(0.01)	(0.21)	10.73	9.43%	[b]	111	4.97%	[a]	0.25%	[a,j]	2.47%	[a]
Class A
12/31/12	$10.22	$0.25	$1.02	$1.27	$(0.21)	$(0.31)	$(0.52)	$10.97	12.46%		$1,066	2.14%		0.50%	[j]	2.24%
12/31/11	10.71	0.31	(0.38)	(0.07)	(0.14)	(0.28)	(0.42)	10.22	(0.67%	)	568	4.23%		0.50%	[j]	2.88%
12/31/10[g]	10.00	0.31	0.61	0.92	(0.20)	(0.01)	(0.21)	10.71	9.17%	[b]	302	5.22%	[a]	0.50%	[a,j]	4.01%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	82%	82%	12%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through June 30, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.43	$0.23	$1.10	$1.33	$(0.21)	$-	$-	$(0.21)	$10.55	14.14%		$178,323	0.13%	0.12%	[j]	2.23%
12/31/11	9.79	0.19	(0.37)	(0.18)	(0.18)	-	-	(0.18)	9.43	(1.78%	)	114,389	0.11%	N/A		1.96%
12/31/10	8.74	0.14	1.07	1.21	(0.16)	-	-	(0.16)	9.79	14.18%		104,532	0.11%	N/A		1.56%
12/31/09	6.68	0.11	1.95	2.06	-	-	-	-	8.74	30.84%		100,371	0.11%	N/A		1.49%
12/31/08	10.84	0.21	(3.64)	(3.43)	(0.24)	(0.36)	(0.13)	(0.73)	6.68	(32.42%	)	65,951	0.10%	N/A		2.28%
Class Y
12/31/12	$9.41	$0.11	$1.21	$1.32	$(0.18)	$-	$-	$(0.18)	$10.55	14.09%		$27,380	0.21%	0.20%	[j]	1.05%
12/31/11	9.77	0.17	(0.35)	(0.18)	(0.18)	-	-	(0.18)	9.41	(1.83%	)	60,388	0.18%	N/A		1.76%
12/31/10	8.73	0.15	1.05	1.20	(0.16)	-	-	(0.16)	9.77	14.01%		67,560	0.16%	N/A		1.72%
12/31/09	6.67	0.09	1.97	2.06	-	-	-	-	8.73	30.88%		63,845	0.16%	N/A		1.18%
12/31/08	10.82	0.21	(3.63)	(3.42)	(0.24)	(0.36)	(0.13)	(0.73)	6.67	(32.43%	)	77,838	0.15%	N/A		2.27%
Class L
12/31/12	$9.42	$0.17	$1.14	$1.31	$(0.19)	$-	$-	$(0.19)	$10.54	13.94%		$94,439	0.31%	0.31%	[k]	1.64%
12/31/11	9.78	0.15	(0.35)	(0.20)	(0.16)	-	-	(0.16)	9.42	(1.96%	)	87,577	0.28%	N/A		1.54%
12/31/10	8.74	0.13	1.06	1.19	(0.15)	-	-	(0.15)	9.78	13.86%		109,419	0.26%	N/A		1.46%
12/31/09	6.68	0.08	1.98	2.06	-	-	-	-	8.74	30.84%		114,640	0.26%	N/A		1.09%
12/31/08	10.83	0.19	(3.62)	(3.43)	(0.24)	(0.36)	(0.12)	(0.72)	6.68	(32.52%	)	137,142	0.25%	N/A		2.00%
Class A
12/31/12	$9.34	$0.14	$1.13	$1.27	$(0.16)	$-	$-	$(0.16)	$10.45	13.66%		$89,321	0.56%	0.56%	[k]	1.42%
12/31/11	9.70	0.14	(0.36)	(0.22)	(0.14)	-	-	(0.14)	9.34	(2.22%	)	86,264	0.53%	N/A		1.43%
12/31/10	8.67	0.11	1.05	1.16	(0.13)	-	-	(0.13)	9.70	13.61%		94,230	0.51%	N/A		1.25%
12/31/09	6.65	0.07	1.95	2.02	-	-	-	-	8.67	30.38%		94,170	0.51%	N/A		0.96%
12/31/08	10.77	0.17	(3.60)	(3.43)	(0.21)	(0.36)	(0.12)	(0.69)	6.65	(32.66%	)	88,113	0.50%	N/A		1.80%
Class N
12/31/12	$9.26	$0.13	$1.10	$1.23	$(0.17)	$-	$-	$(0.17)	$10.32	13.31%		$3,188	0.86%	0.86%	[k]	1.29%
12/31/11	9.67	0.26	(0.50)	(0.24)	(0.17)	-	-	(0.17)	9.26	(2.45%	)	2,584	0.84%	N/A		2.76%
12/31/10	8.64	0.08	1.05	1.13	(0.10)	-	-	(0.10)	9.67	13.31%		586	0.81%	N/A		0.94%
12/31/09	6.65	0.04	1.95	1.99	-	-	-	-	8.64	29.92%		554	0.82%	N/A		0.57%
12/31/08	10.78	0.19	(3.64)	(3.45)	(0.21)	(0.36)	(0.11)	(0.68)	6.65	(32.85%	)	426	0.80%	N/A		2.11%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	54%	80%	32%	30%	32%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.97	$0.27	$1.22	$1.49	$(0.21)	$(0.29)	$(0.50)	$10.96	15.02%		$2,165	2.05%		0.10%	[j]	2.47%
12/31/11	10.85	0.22	(0.53)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.79%	)	885	4.29%		0.10%	[j]	2.02%
12/31/10 [g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.25%	[b]	772	5.04%	[a]	0.10%	[a,j]	2.13%	[a]
Class Y
12/31/12	$9.97	$0.23	$1.26	$1.49	$(0.21)	$(0.29)	$(0.50)	$10.96	14.97%		$198	2.13%		0.15%	[j]	2.08%
12/31/11	10.85	0.20	(0.51)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.84%	)	125	4.36%		0.15%	[j]	1.86%
12/31/10 [g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.21%	[b]	110	5.09%	[a]	0.15%	[a,j]	2.09%	[a]
Class L
12/31/12	$9.97	$0.36	$1.11	$1.47	$(0.20)	$(0.29)	$(0.49)	$10.95	14.84%		$1,400	2.25%		0.25%	[j]	3.27%
12/31/11	10.85	0.31	(0.63)	(0.32)	(0.20)	(0.36)	(0.56)	9.97	(2.89%	)	291	4.47%		0.25%	[j]	2.89%
12/31/10 [g]	10.00	0.15	0.86	1.01	(0.16)	-	(0.16)	10.85	10.13%	[b]	110	5.19%	[a]	0.25%	[a,j]	1.98%	[a]
Class A
12/31/12	$9.95	$0.22	$1.22	$1.44	$(0.18)	$(0.29)	$(0.47)	$10.92	14.53%		$1,604	2.49%		0.50%	[j]	2.04%
12/31/11	10.84	0.24	(0.59)	(0.35)	(0.18)	(0.36)	(0.54)	9.95	(3.16%	)	701	4.71%		0.50%	[j]	2.19%
12/31/10 [g]	10.00	0.24	0.76	1.00	(0.16)	-	(0.16)	10.84	9.98%	[b]	249	5.44%	[a]	0.50%	[a,j]	3.10%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	55%	66%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.34	$0.21	$1.23	$1.44	$(0.17)	$-	$-	$(0.17)	$10.61	15.55%		$155,213	0.13%	0.12%	[j]	2.05%
12/31/11	9.81	0.17	(0.50)	(0.33)	(0.14)	-	-	(0.14)	9.34	(3.32%	)	96,501	0.11%	N/A		1.75%
12/31/10	8.67	0.12	1.15	1.27	(0.13)	-	-	(0.13)	9.81	14.95%		86,541	0.11%	N/A		1.34%
12/31/09	6.49	0.08	2.10	2.18	-	-	-	-	8.67	33.59%		75,977	0.12%	N/A		1.09%
12/31/08	11.57	0.16	(4.40)	(4.24)	(0.17)	(0.53)	(0.14)	(0.84)	6.49	(37.94%	)	41,482	0.11%	N/A		1.62%
Class Y
12/31/12	$9.32	$0.11	$1.32	$1.43	$(0.15)	$-	$-	$(0.15)	$10.60	15.44%		$29,056	0.21%	0.21%	[k]	1.10%
12/31/11	9.80	0.15	(0.49)	(0.34)	(0.14)	-	-	(0.14)	9.32	(3.47%	)	52,742	0.18%	N/A		1.54%
12/31/10	8.65	0.12	1.16	1.28	(0.13)	-	-	(0.13)	9.80	15.03%		56,940	0.16%	N/A		1.40%
12/31/09	6.48	0.06	2.11	2.17	-	-	-	-	8.65	33.49%		54,828	0.17%	N/A		0.84%
12/31/08	11.55	0.16	(4.39)	(4.23)	(0.17)	(0.53)	(0.14)	(0.84)	6.48	(37.97%	)	54,289	0.16%	N/A		1.72%
Class L
12/31/12	$9.34	$0.15	$1.27	$1.42	$(0.15)	$-	$-	$(0.15)	$10.61	15.32%		$73,817	0.31%	0.31%	[k]	1.49%
12/31/11	9.81	0.14	(0.49)	(0.35)	(0.12)	-	-	(0.12)	9.34	(3.50%	)	71,616	0.28%	N/A		1.38%
12/31/10	8.66	0.10	1.17	1.27	(0.12)	-	-	(0.12)	9.81	14.86%		83,008	0.26%	N/A		1.14%
12/31/09	6.50	0.05	2.11	2.16	-	-	-	-	8.66	33.23%		91,974	0.27%	N/A		0.69%
12/31/08	11.56	0.14	(4.37)	(4.23)	(0.17)	(0.53)	(0.13)	(0.83)	6.50	(37.94%	)	107,171	0.26%	N/A		1.44%
Class A
12/31/12	$9.26	$0.13	$1.25	$1.38	$(0.13)	$-	$-	$(0.13)	$10.51	14.96%		$71,053	0.56%	0.56%	[k]	1.25%
12/31/11	9.72	0.12	(0.48)	(0.36)	(0.10)	-	-	(0.10)	9.26	(3.67%	)	65,876	0.53%	N/A		1.19%
12/31/10	8.58	0.08	1.16	1.24	(0.10)	-	-	(0.10)	9.72	14.62%		73,960	0.51%	N/A		0.95%
12/31/09	6.46	0.04	2.08	2.12	-	-	-	-	8.58	32.82%		71,661	0.52%	N/A		0.50%
12/31/08	11.49	0.12	(4.35)	(4.23)	(0.15)	(0.53)	(0.12)	(0.80)	6.46	(38.13%	)	71,231	0.50%	N/A		1.22%
Class N
12/31/12	$9.19	$0.10	$1.24	$1.34	$(0.14)	$-	$-	$(0.14)	$10.39	14.64%		$3,101	0.86%	0.86%	[k]	0.98%
12/31/11	9.71	0.25	(0.64)	(0.39)	(0.13)	-	-	(0.13)	9.19	(3.95%	)	2,793	0.84%	N/A		2.75%
12/31/10	8.58	0.06	1.14	1.20	(0.07)	-	-	(0.07)	9.71	14.18%		383	0.81%	N/A		0.65%
12/31/09	6.47	0.02	2.09	2.11	-	-	-	-	8.58	32.61%		387	0.82%	N/A		0.26%
12/31/08	11.51	0.11	(4.37)	(4.26)	(0.14)	(0.53)	(0.11)	(0.78)	6.47	(38.35%	)	189	0.81%	N/A		1.14%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	55%	74%	29%	34%	31%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.96	$0.26	$1.29	$1.55	$(0.19)	$(0.32)	$(0.51)	$11.00	15.64%		$2,042	2.42%		0.10%	[j]	2.41%
12/31/11	10.89	0.20	(0.60)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.60%	)	936	4.17%		0.10%	[j]	1.81%
12/31/10[g]	10.00	0.14	0.91	1.05	(0.16)	-	(0.16)	10.89	10.46%	[b]	773	5.11%	[a]	0.10%	[a,j]	1.92%	[a]
Class Y
12/31/12	$9.96	$0.19	$1.35	$1.54	$(0.18)	$(0.32)	$(0.50)	$11.00	15.58%		$245	2.51%		0.15%	[j]	1.79%
12/31/11	10.89	0.18	(0.58)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.65%	)	155	4.24%		0.15%	[j]	1.63%
12/31/10[g]	10.00	0.14	0.90	1.04	(0.15)	-	(0.15)	10.89	10.42%	[b]	111	5.16%	[a]	0.15%	[a,j]	1.87%	[a]
Class L
12/31/12	$9.96	$0.29	$1.24	$1.53	$(0.18)	$(0.32)	$(0.50)	$10.99	15.45%		$1,009	2.62%		0.25%	[j]	2.66%
12/31/11	10.89	0.19	(0.60)	(0.41)	(0.18)	(0.34)	(0.52)	9.96	(3.73%	)	171	4.34%		0.25%	[j]	1.75%
12/31/10[g]	10.00	0.13	0.90	1.03	(0.14)	-	(0.14)	10.89	10.35%	[b]	112	5.26%	[a]	0.25%	[a,j]	1.78%	[a]
Class A
12/31/12	$9.94	$0.21	$1.29	$1.50	$(0.16)	$(0.32)	$(0.48)	$10.96	15.18%		$1,335	2.86%		0.50%	[j]	1.97%
12/31/11	10.88	0.21	(0.65)	(0.44)	(0.16)	(0.34)	(0.50)	9.94	(3.96%	)	603	4.59%		0.50%	[j]	1.93%
12/31/10[g]	10.00	0.13	0.88	1.01	(0.13)	-	(0.13)	10.88	10.10%	[b]	146	5.51%	[a]	0.50%	[a,j]	1.78%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	52%	63%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.35	$0.19	$1.27	$1.46	$(0.15)	$-	$-	$(0.15)	$10.66	15.69%		$108,556	0.13%	0.13%	[k]	1.91%
12/31/11	9.85	0.15	(0.53)	(0.38)	(0.12)	-	-	(0.12)	9.35	(3.79%	)	66,537	0.11%	N/A		1.55%
12/31/10	8.65	0.11	1.20	1.31	(0.11)	-	-	(0.11)	9.85	15.40%		61,781	0.11%	N/A		1.25%
12/31/09	6.45	0.07	2.13	2.20	-	-	-	-	8.65	34.11%		50,292	0.12%	N/A		0.93%
12/31/08	11.84	0.15	(4.67)	(4.52)	(0.15)	(0.56)	(0.16)	(0.87)	6.45	(39.54%	)	27,000	0.11%	N/A		1.55%
Class Y
12/31/12	$9.33	$0.11	$1.34	$1.45	$(0.13)	$-	$-	$(0.13)	$10.65	15.60%		$14,301	0.21%	0.21%	[k]	1.08%
12/31/11	9.84	0.14	(0.53)	(0.39)	(0.12)	-	-	(0.12)	9.33	(3.94%	)	24,981	0.18%	N/A		1.44%
12/31/10	8.64	0.11	1.19	1.30	(0.10)	-	-	(0.10)	9.84	15.33%		25,886	0.16%	N/A		1.23%
12/31/09	6.45	0.04	2.15	2.19	-	-	-	-	8.64	33.95%		24,096	0.17%	N/A		0.56%
12/31/08	11.83	0.15	(4.66)	(4.51)	(0.15)	(0.56)	(0.16)	(0.87)	6.45	(39.52%	)	30,695	0.16%	N/A		1.59%
Class L
12/31/12	$9.34	$0.14	$1.31	$1.45	$(0.13)	$-	$-	$(0.13)	$10.66	15.59%		$44,762	0.31%	0.31%	[k]	1.37%
12/31/11	9.84	0.11	(0.50)	(0.39)	(0.11)	-	-	(0.11)	9.34	(3.97%	)	41,791	0.28%	N/A		1.15%
12/31/10	8.64	0.09	1.20	1.29	(0.09)	-	-	(0.09)	9.84	15.18%		52,011	0.26%	N/A		0.98%
12/31/09	6.45	0.03	2.16	2.19	-	-	-	-	8.64	33.95%		56,485	0.27%	N/A		0.50%
12/31/08	11.84	0.13	(4.66)	(4.53)	(0.15)	(0.56)	(0.15)	(0.86)	6.45	(39.68%	)	67,643	0.26%	N/A		1.28%
Class A
12/31/12	$9.25	$0.12	$1.29	$1.41	$(0.11)	$-	$-	$(0.11)	$10.55	15.28%		$45,264	0.57%	0.56%	[j]	1.17%
12/31/11	9.75	0.10	(0.52)	(0.42)	(0.08)	-	-	(0.08)	9.25	(4.24%	)	40,995	0.53%	N/A		1.08%
12/31/10	8.57	0.07	1.19	1.26	(0.08)	-	-	(0.08)	9.75	14.86%		44,328	0.51%	N/A		0.80%
12/31/09	6.41	0.02	2.14	2.16	-	-	-	-	8.57	33.70%		40,898	0.52%	N/A		0.35%
12/31/08	11.76	0.11	(4.62)	(4.51)	(0.14)	(0.56)	(0.14)	(0.84)	6.41	(39.80%	)	35,855	0.51%	N/A		1.15%
Class N
12/31/12	$9.19	$0.09	$1.28	$1.37	$(0.12)	$-	$-	$(0.12)	$10.44	14.91%		$2,816	0.87%	0.86%	[j]	0.91%
12/31/11	9.74	0.23	(0.66)	(0.43)	(0.12)	-	-	(0.12)	9.19	(4.41%	)	2,502	0.85%	N/A		2.53%
12/31/08	8.57	0.05	1.18	1.23	(0.06)	-	-	(0.06)	9.74	14.52%		286	0.81%	N/A		0.55%
12/31/09	6.44	0.02	2.11	2.13	-	-	-	-	8.57	33.07%		257	0.82%	N/A		0.28%
12/31/08	11.79	0.09	(4.63)	(4.54)	(0.12)	(0.56)	(0.13)	(0.81)	6.44	(39.91%	)	132	0.81%	N/A		0.97%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	55%	75%	32%	34%	38%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$9.86	$0.21	$1.41	$1.62	$(0.16)	$(0.47)	$(0.63)	$10.85	16.48%		$1,408	3.75%		0.10%	[j]	1.95%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.17)	(0.43)	(0.60)	9.86	(4.53%	)	750	5.19%		0.10%	[j]	1.39%
12/31/10[g]	10.00	0.13	0.96	1.09	(0.13)	-	(0.13)	10.96	10.94%	[b]	777	5.15%	[a]	0.10%	[a,j]	1.69%	[a]
Class Y
12/31/12	$9.87	$0.15	$1.45	$1.60	$(0.15)	$(0.47)	$(0.62)	$10.85	16.30%		$127	3.84%		0.15%	[j]	1.40%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.16)	(0.43)	(0.59)	9.87	(4.48%	)	121	5.26%		0.15%	[j]	1.40%
12/31/10[g]	10.00	0.12	0.97	1.09	(0.13)	-	(0.13)	10.96	10.90%	[b]	111	5.20%	[a]	0.15%	[a,j]	1.64%	[a]
Class L
12/31/12	$9.86	$0.20	$1.39	$1.59	$(0.15)	$(0.47)	$(0.62)	$10.83	16.16%		$405	3.94%		0.25%	[j]	1.82%
12/31/11	10.96	0.22	(0.73)	(0.51)	(0.16)	(0.43)	(0.59)	9.86	(4.61%	)	231	5.37%		0.25%	[j]	2.01%
12/31/10[g]	10.00	0.12	0.96	1.08	(0.12)	-	(0.12)	10.96	10.82%	[b]	111	5.30%	[a]	0.25%	[a,j]	1.54%	[a]
Class A
12/31/12	$9.84	$0.18	$1.39	$1.57	$(0.13)	$(0.47)	$(0.60)	$10.81	16.02%		$779	4.20%		0.50%	[j]	1.65%
12/31/11	10.95	0.19	(0.73)	(0.54)	(0.14)	(0.43)	(0.57)	9.84	(4.86%	)	331	5.61%		0.50%	[j]	1.78%
12/31/10[g]	10.00	0.11	0.95	1.06	(0.11)	-	(0.11)	10.95	10.58%	[b]	139	5.55%	[a]	0.50%	[a,j]	1.51%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	68%	56%	8%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
12/31/12	$7.71	$0.16	$1.08	$1.24	$(0.13)	$(0.34)	$-	$(0.47)	$8.48	16.22%		$29,840	0.26%	0.10%	[j]	1.87%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	-	(0.57)	7.71	(4.47%	)	18,945	0.29%	0.10%	[j]	1.53%
12/31/10	7.69	0.10	1.12	1.22	(0.10)	(0.14)	-	(0.24)	8.67	15.86%		14,974	0.30%	0.10%	[j]	1.25%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	-	(0.09)	7.69	34.58%		11,442	0.57%	0.10%	[j]	0.84%
12/31/08	10.04	0.16	(4.10)	(3.94)	(0.18)	-	(0.14)	(0.32)	5.78	(39.30%	)	7,008	0.59%	0.10%	[j]	1.89%
Class Y
12/31/12	$7.71	$0.08	$1.17	$1.25	$(0.13)	$(0.34)	$-	$(0.47)	$8.49	16.27%		$3,994	0.34%	0.15%	[j]	0.93%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	-	(0.57)	7.71	(4.51%	)	6,670	0.36%	0.15%	[j]	1.53%
12/31/10	7.69	0.11	1.11	1.22	(0.10)	(0.14)	-	(0.24)	8.67	15.82%		4,816	0.35%	0.15%	[j]	1.35%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	-	(0.09)	7.69	34.53%		3,035	0.62%	0.15%	[j]	0.83%
12/31/08	10.04	0.27	(4.21)	(3.94)	(0.19)	-	(0.13)	(0.32)	5.78	(39.31%	)	1,477	0.67%	0.15%	[j]	3.61%
Class L
12/31/12	$7.70	$0.10	$1.14	$1.24	$(0.12)	$(0.34)	$-	$(0.46)	$8.48	16.20%		$2,632	0.44%	0.25%	[j]	1.24%
12/31/11	8.66	0.11	(0.51)	(0.40)	(0.12)	(0.44)	-	(0.56)	7.70	(4.62%	)	2,047	0.46%	0.25%	[j]	1.27%
12/31/10	7.69	0.10	1.10	1.20	(0.09)	(0.14)	-	(0.23)	8.66	15.60%		1,857	0.45%	0.25%	[j]	1.24%
12/31/09	5.78	0.05	1.94	1.99	(0.08)	-	-	(0.08)	7.69	34.44%		1,290	0.72%	0.25%	[j]	0.77%
12/31/08	10.04	0.20	(4.15)	(3.95)	(0.18)	-	(0.13)	(0.31)	5.78	(39.36%	)	419	0.79%	0.25%	[j]	2.49%
Class A
12/31/12	$7.68	$0.10	$1.11	$1.21	$(0.10)	$(0.34)	$-	$(0.44)	$8.45	15.74%		$8,644	0.70%	0.50%	[j]	1.23%
12/31/11	8.65	0.13	(0.55)	(0.42)	(0.11)	(0.44)	-	(0.55)	7.68	(4.75%	)	5,616	0.71%	0.50%	[j]	1.52%
12/31/10	7.69	0.08	1.09	1.17	(0.07)	(0.14)	-	(0.21)	8.65	15.27%		2,879	0.70%	0.50%	[j]	1.04%
12/31/09	5.77	0.03	1.95	1.98	(0.06)	-	-	(0.06)	7.69	34.39%		1,507	0.97%	0.50%	[j]	0.44%
12/31/08	10.04	0.27	(4.23)	(3.96)	(0.18)	-	(0.13)	(0.31)	5.77	(39.53%	)	614	1.03%	0.50%	[j]	3.55%
Class N
12/31/12	$7.68	$0.08	$1.10	$1.18	$(0.08)	$(0.34)	$-	$(0.42)	$8.44	15.47%		$1,767	1.00%	0.80%	[j]	0.93%
12/31/11	8.68	0.20	(0.66)	(0.46)	(0.10)	(0.44)	-	(0.54)	7.68	(5.23%	)	1,306	1.02%	0.80%	[j]	2.52%
12/31/10	7.71	0.04	1.11	1.15	(0.04)	(0.14)	-	(0.18)	8.68	14.97%		93	1.00%	0.80%	[j]	0.50%
12/31/09	5.80	0.01	1.94	1.95	(0.04)	-	-	(0.04)	7.71	33.68%		81	1.27%	0.80%	[j]	0.10%
12/31/08	10.04	0.09	(4.07)	(3.98)	(0.15)	-	(0.11)	(0.26)	5.80	(39.70%	)	61	1.29%	0.80%	[j]	1.04%

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	87%	80%	41%	51%	35%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

77

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 14 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (“RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (“RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (“RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (“RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (“RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (“RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (“RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (“RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (“RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (“RetireSMART 2050 Fund”)

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Class S	Class Y	Class L	Class A	Class N
RetireSMART Conservative Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART Moderate Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART Moderate Growth Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART Growth Fund	6/20/2011	6/20/2011	6/20/2011	6/20/2011	None
RetireSMART In Retirement Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2010 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2015 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2020 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2025 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2030 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2035 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2040 Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
RetireSMART 2045 Fund	4/1/2010	4/1/2010	4/1/2010	4/1/2010	None*
RetireSMART 2050 Fund	12/17/2007	12/17/2007	12/17/2007	12/17/2007	12/17/2007

*	Class N shares were eliminated as of February 8, 2011.

The Funds invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the Funds. The financial statements of the applicable MassMutual Select Funds (“Select”), MassMutual Premier Funds (“Premier”) (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual) are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Fund are diversified and a shareholder’s interest is limited to the Select, Premier, or Oppenheimer Funds in which the shares are invested.

78

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset values of its corresponding underlying funds. Shares of the underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds explain the valuation methods for the underlying funds, including the circumstances under which the underlying funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

All Funds characterized all investments at Level 1, as of December 31, 2012. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2012. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is

79

Notes to Financial Statements (Continued)

recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain underlying funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Credit Risk

Certain underlying funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

80

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.05% on the first $500 million; and
0.00% on any excess over $500 million

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class S	Class Y	Class L	Class A	Class N
RetireSMART Conservative Fund*	0.0576%	0.0976%	0.1776%	0.1776%	None
RetireSMART Moderate Fund*	0.0871%	0.1271%	0.2071%	0.2071%	None
RetireSMART Moderate Growth Fund*	0.1087%	0.1487%	0.2287%	0.2287%	None
RetireSMART Growth Fund*	0.1085%	0.1485%	0.2285%	0.2285%	None
RetireSMART In Retirement Fund*	0.1130%	0.1789%	0.2789%	0.2789%	0.3289%
RetireSMART 2010 Fund*	0.1268%	0.2168%	0.3168%	0.3168%	0.3668%
RetireSMART 2015 Fund*	0.1427%	0.2327%	0.3327%	0.3327%	None
RetireSMART 2020 Fund*	0.1500%	0.2400%	0.3400%	0.3400%	0.3900%
RetireSMART 2025 Fund*	0.1469%	0.2369%	0.3369%	0.3369%	None
RetireSMART 2030 Fund*	0.1537%	0.2437%	0.3437%	0.3437%	0.3937%
RetireSMART 2035 Fund*	0.1476%	0.2376%	0.3376%	0.3376%	None
RetireSMART 2040 Fund*	0.1496%	0.2396%	0.3396%	0.3396%	0.3896%
RetireSMART 2045 Fund*	0.1548%	0.2448%	0.3448%	0.3448%	None
RetireSMART 2050 Fund*	0.1446%	0.2346%	0.3346%	0.3346%	0.3846%

*	Prior to November 16, 2012, the administration fees per share class were as follows:

	Class S	Class Y	Class L	Class A	Class N
RetireSMART Conservative Fund	0.0400%	0.0800%	0.1600%	0.1600%	None
RetireSMART Moderate Fund	0.0500%	0.0900%	0.1700%	0.1700%	None
RetireSMART Moderate Growth Fund	0.0500%	0.0900%	0.1700%	0.1700%	None
RetireSMART Growth Fund	0.0500%	0.0900%	0.1700%	0.1700%	None
RetireSMART In Retirement Fund	0.0200%	0.0859%	0.1859%	0.1859%	0.2359%
RetireSMART 2010 Fund	0.0196%	0.1096%	0.2096%	0.2096%	0.2596%
RetireSMART 2015 Fund	0.0100%	0.1000%	0.2000%	0.2000%	None
RetireSMART 2020 Fund	0.0258%	0.1158%	0.2158%	0.2158%	0.2658%
RetireSMART 2025 Fund	0.0100%	0.1000%	0.2000%	0.2000%	None
RetireSMART 2030 Fund	0.0233%	0.1133%	0.2133%	0.2133%	0.2633%
RetireSMART 2035 Fund	0.0100%	0.1000%	0.2000%	0.2000%	None
RetireSMART 2040 Fund	0.0116%	0.1016%	0.2016%	0.2016%	0.2516%
RetireSMART 2045 Fund	0.0100%	0.1000%	0.2000%	0.2000%	None
RetireSMART 2050 Fund	0.0100%	0.1000%	0.2000%	0.2000%	0.2500%

81

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class S	Class Y	Class L	Class A	Class N
RetireSMART 2015 Fund*	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2025 Fund*	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2035 Fund*	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2045 Fund*	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2050 Fund*	0.10%	0.15%	0.25%	0.50%	0.80%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to April 2, 2012.

MassMutual has agreed to bear the expenses of the RetireSMART Growth Fund (other than the management, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of Class S, Class Y, Class L, and Class A of the Fund in excess of 0.03% through March 31, 2013.

Effective November 16, 2012, MassMutual has voluntarily agreed to waive administrative and shareholder services fees of each class of the RetireSMART In Retirement, 2010, 2020, 2030, and 2040 Funds to the extent that Acquired Fund fees and expenses would otherwise exceed 0.56%, 0.58%, 0.64%, 0.67%, and 0.68%, respectively. MassMutual may amend or discontinue these waivers at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

82

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2012:

Total % of Ownership by Related Party
RetireSMART Conservative Fund	95.8%
RetireSMART Moderate Fund	95.4%
RetireSMART Moderate Growth Fund	96.0%
RetireSMART Growth Fund	91.4%
RetireSMART In Retirement Fund	63.6%
RetireSMART 2010 Fund	75.3%
RetireSMART 2015 Fund	94.4%
RetireSMART 2020 Fund	80.5%
RetireSMART 2025 Fund	83.5%
RetireSMART 2030 Fund	81.1%
RetireSMART 2035 Fund	77.4%
RetireSMART 2040 Fund	82.8%
RetireSMART 2045 Fund	81.2%
RetireSMART 2050 Fund	82.6%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
RetireSMART Conservative Fund	$-	$90,915,637	$-	$127,226,965
RetireSMART Moderate Fund	-	196,443,734	-	275,728,765
RetireSMART Moderate Growth Fund	-	177,899,531	-	229,085,487
RetireSMART Growth Fund	-	44,830,220	-	38,631,812
RetireSMART In Retirement Fund	-	37,781,424	-	48,087,845
RetireSMART 2010 Fund	-	51,862,679	-	54,761,774
RetireSMART 2015 Fund	-	7,433,557	-	3,550,351
RetireSMART 2020 Fund	-	208,510,140	-	203,787,775
RetireSMART 2025 Fund	-	4,980,084	-	1,902,659
RetireSMART 2030 Fund	-	182,656,800	-	174,672,125
RetireSMART 2035 Fund	-	4,048,526	-	1,535,801

83

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
RetireSMART 2040 Fund	$-	$127,594,464	$-	$110,600,491
RetireSMART 2045 Fund	-	2,360,248	-	1,262,896
RetireSMART 2050 Fund	-	43,263,565	-	35,689,593

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART Conservative Fund Class S*
Sold	354,137	$3,586,850	10,010	$100,100
Issued as reinvestment of dividends	11,476	116,693	344	3,326
Redeemed	(102,340)	(1,039,973)	-	-

Net increase (decrease)	263,273	$2,663,570	10,354	$103,426

RetireSMART Conservative Fund Class Y*
Sold	88,854	$904,157	311,713	$3,114,089
Issued as reinvestment of dividends	12,656	128,672	10,284	99,448
Redeemed	(71,709)	(726,557)	(45,065)	(440,153)

Net increase (decrease)	29,801	$306,272	276,932	$2,773,384

RetireSMART Conservative Fund Class L*
Sold	1,492,776	$15,181,488	1,094,296	$10,874,075
Subscriptions in-kind	-	-	9,794,296	97,942,959
Issued as reinvestment of dividends	299,133	3,040,683	327,458	3,169,798
Redeemed	(4,577,599)	(45,331,057)	(1,156,013)	(11,516,492)

Net increase (decrease)	(2,785,690)	$(27,108,886)	10,060,037	$100,470,340

RetireSMART Conservative Fund Class A*
Sold	1,608,720	$16,179,958	1,487,254	$14,774,177
Subscriptions in-kind	-	-	16,037,714	160,377,134
Issued as reinvestment of dividends	633,131	6,434,894	535,631	5,184,909
Redeemed	(3,239,815)	(32,752,014)	(928,248)	(9,275,545)

Net increase (decrease)	(997,964)	$(10,137,162)	17,132,351	$171,060,675

RetireSMART Moderate Fund Class S*
Sold	311,599	$3,123,661	10,010	$100,100
Issued as reinvestment of dividends	8,618	88,532	276	2,620
Redeemed	(72,032)	(743,450)	-	-

Net increase (decrease)	248,185	$2,468,743	10,286	$102,720

RetireSMART Moderate Fund Class Y*
Sold	279,334	$2,827,227	366,319	$3,564,539
Issued as reinvestment of dividends	17,692	181,581	10,015	95,041
Redeemed	(210,575)	(2,154,747)	(19,474)	(185,332)

Net increase (decrease)	86,451	$854,061	356,860	$3,474,248

84

Notes to Financial Statements(Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART Moderate Fund Class L*
Sold	2,524,232	$25,473,075	1,505,157	$14,576,396
Subscriptions in-kind	-	-	16,229,115	162,291,149
Issued as reinvestment of dividends	593,359	6,087,259	400,911	3,804,643
Redeemed	(3,918,068)	(39,294,733)	(2,923,204)	(28,526,910)

Net increase (decrease)	(800,477)	$(7,734,399)	15,211,979	$152,145,278

RetireSMART Moderate Fund Class A*
Sold	2,313,288	$23,048,531	1,434,181	$13,950,510
Subscriptions in-kind	-	-	39,470,513	394,705,126
Issued as reinvestment of dividends	1,247,678	12,786,875	963,275	9,141,482
Redeemed	(10,514,004)	(106,016,315)	(3,340,143)	(32,514,189)

Net increase (decrease)	(6,953,038)	$(70,180,909)	38,527,826	$385,282,929

RetireSMART Moderate Growth Fund Class S*
Sold	744,185	$7,650,672	10,010	$100,100
Issued as reinvestment of dividends	28,903	297,690	198	1,847
Redeemed	(97,326)	(987,195)	-	-

Net increase (decrease)	675,762	$6,961,167	10,208	$101,947

RetireSMART Moderate Growth Fund Class Y*
Sold	63,705	$641,939	194,632	$1,855,679
Issued as reinvestment of dividends	7,206	74,199	3,247	30,327
Redeemed	(92,532)	(946,741)	(463)	(4,334)

Net increase (decrease)	(21,621)	$(230,603)	197,416	$1,881,672

RetireSMART Moderate Growth Fund Class L*
Sold	1,932,476	$19,446,495	955,162	$8,975,369
Subscriptions in-kind	-	-	13,403,653	134,036,528
Issued as reinvestment of dividends	462,543	4,763,970	240,204	2,243,509
Redeemed	(3,820,837)	(38,011,238)	(1,795,917)	(17,330,293)

Net increase (decrease)	(1,425,818)	$(13,800,773)	12,803,102	$127,925,113

RetireSMART Moderate Growth Fund Class A*
Sold	1,736,446	$17,281,202	1,115,818	$10,487,873
Subscriptions in-kind	-	-	28,105,852	281,058,518
Issued as reinvestment of dividends	910,242	9,361,671	469,324	4,388,180
Redeemed	(6,621,101)	(66,544,185)	(2,817,455)	(26,908,755)

Net increase (decrease)	(3,974,413)	$(39,901,312)	26,873,539	$269,025,816

RetireSMART Growth Fund Class S*
Sold	164,685	$1,663,833	10,010	$100,100
Issued as reinvestment of dividends	4,620	47,990	182	1,686
Redeemed	(15,522)	(158,699)	-	-

Net increase (decrease)	153,783	$1,553,124	10,192	$101,786

RetireSMART Growth Fund Class Y*
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	440	4,534	180	1,666
Redeemed	-	-	-	-

Net increase (decrease)	440	$4,534	10,190	$101,766

85

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART Growth Fund Class L*
Sold	767,221	$7,759,992	174,360	$1,624,322
Subscriptions in-kind	-	-	2,545,678	25,456,779
Issued as reinvestment of dividends	103,209	1,062,399	41,364	383,446
Redeemed	(709,698)	(7,140,056)	(351,715)	(3,383,230)

Net increase (decrease)	160,732	$1,682,335	2,409,687	$24,081,317

RetireSMART Growth Fund Class A*
Sold	1,060,743	$10,801,657	316,964	$2,970,100
Subscriptions in-kind	-	-	4,261,890	42,618,896
Issued as reinvestment of dividends	171,533	1,763,074	67,290	623,776
Redeemed	(875,016)	(8,794,398)	(442,370)	(4,243,480)

Net increase (decrease)	357,260	$3,770,333	4,203,774	$41,969,292

RetireSMART In Retirement Fund Class S
Sold	1,476,999	$15,212,190	1,159,275	$11,564,738
Issued as reinvestment of dividends	71,614	729,752	38,894	376,105
Redeemed	(820,640)	(8,444,310)	(976,540)	(9,785,884)

Net increase (decrease)	727,973	$7,497,632	221,629	$2,154,959

RetireSMART In Retirement Fund Class Y
Sold	254,884	$2,608,974	917,382	$9,056,786
Issued as reinvestment of dividends	39,432	402,201	61,738	598,239
Redeemed	(1,075,297)	(11,090,279)	(822,526)	(8,109,931)

Net increase (decrease)	(780,981)	$(8,079,104)	156,594	$1,545,094

RetireSMART In Retirement Fund Class L
Sold	402,605	$4,114,849	389,353	$3,896,456
Issued as reinvestment of dividends	86,393	881,208	90,733	878,299
Redeemed	(933,709)	(9,646,930)	(1,091,492)	(10,938,305)

Net increase (decrease)	(444,711)	$(4,650,873)	(611,406)	$(6,163,550)

RetireSMART In Retirement Fund Class A
Sold	250,496	$2,551,378	269,310	$2,661,081
Issued as reinvestment of dividends	61,296	620,933	80,494	773,547
Redeemed	(845,524)	(8,558,606)	(999,880)	(9,871,156)

Net increase (decrease)	(533,732)	$(5,386,295)	(650,076)	$(6,436,528)

RetireSMART In Retirement Fund Class N
Sold	1,228	$12,558	928	$9,328
Issued as reinvestment of dividends	30	306	29	283
Redeemed	(764)	(7,887)	(152)	(1,551)

Net increase (decrease)	494	$4,977	805	$8,060

RetireSMART 2010 Fund Class S
Sold	3,292,122	$34,776,009	1,741,558	$17,814,282
Issued as reinvestment of dividends	139,044	1,455,787	85,734	836,764
Redeemed	(1,542,623)	(16,403,596)	(1,640,995)	(16,678,143)

Net increase (decrease)	1,888,543	$19,828,200	186,297	$1,972,903

86

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART 2010 Fund Class Y
Sold	392,845	$4,123,079	618,433	$6,296,286
Issued as reinvestment of dividends	18,230	190,868	68,065	663,636
Redeemed	(2,302,563)	(24,219,317)	(733,823)	(7,449,612)

Net increase (decrease)	(1,891,488)	$(19,905,370)	(47,325)	$(489,690)

RetireSMART 2010 Fund Class L
Sold	388,778	$4,056,883	276,453	$2,817,718
Issued as reinvestment of dividends	27,675	289,205	27,817	271,219
Redeemed	(470,208)	(4,931,902)	(468,957)	(4,763,087)

Net increase (decrease)	(53,755)	$(585,814)	(164,687)	$(1,674,150)

RetireSMART 2010 Fund Class A
Sold	347,843	$3,601,294	323,936	$3,264,839
Issued as reinvestment of dividends	51,395	534,506	56,775	550,720
Redeemed	(705,859)	(7,335,595)	(875,922)	(8,841,770)

Net increase (decrease)	(306,621)	$(3,199,795)	(495,211)	$(5,026,211)

RetireSMART 2010 Fund Class N
Sold	24,670	$257,250	114,269	$1,181,798
Issued as reinvestment of dividends	2,642	27,288	3,320	32,071
Redeemed	(30,813)	(324,419)	(45,408)	(446,369)

Net increase (decrease)	(3,501)	$(39,881)	72,181	$767,500

RetireSMART 2015 Fund Class S
Sold	398,546	$4,440,036	140,031	$1,461,170
Issued as reinvestment of dividends	22,377	247,507	8,408	86,174
Redeemed	(102,943)	(1,145,039)	(14)	(154)

Net increase (decrease)	317,980	$3,542,504	148,425	$1,547,190

RetireSMART 2015 Fund Class Y
Sold	11,282	$120,054	29,660	$320,153
Issued as reinvestment of dividends	530	5,863	1,221	12,509
Redeemed	(32,127)	(350,835)	(12,739)	(141,141)

Net increase (decrease)	(20,315)	$(224,918)	18,142	$191,521

RetireSMART 2015 Fund Class L
Sold	30,439	$342,337	2,696	$28,299
Issued as reinvestment of dividends	1,860	20,532	519	5,321
Redeemed	(13,373)	(147,225)	(328)	(3,620)

Net increase (decrease)	18,926	$215,644	2,887	$30,000

RetireSMART 2015 Fund Class A
Sold	134,036	$1,475,988	29,905	$312,901
Issued as reinvestment of dividends	4,176	45,976	2,043	20,878
Redeemed	(96,651)	(1,081,225)	(4,496)	(48,041)

Net increase (decrease)	41,561	$440,739	27,452	$285,738

RetireSMART 2020 Fund Class S
Sold	7,532,408	$76,514,676	4,541,376	$44,722,962
Issued as reinvestment of dividends	346,488	3,509,924	230,676	2,117,608
Redeemed	(3,100,563)	(31,982,316)	(3,321,006)	(32,373,320)

Net increase (decrease)	4,778,333	$48,042,284	1,451,046	$14,467,250

87

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART 2020 Fund Class Y
Sold	1,424,319	$14,392,175	1,743,562	$17,061,781
Issued as reinvestment of dividends	39,844	403,625	130,140	1,193,382
Redeemed	(5,285,235)	(53,489,521)	(2,371,382)	(22,917,777)

Net increase (decrease)	(3,821,072)	$(38,693,721)	(497,680)	$(4,662,614)

RetireSMART 2020 Fund Class L
Sold	1,702,872	$17,206,054	983,222	$9,691,336
Issued as reinvestment of dividends	165,914	1,680,708	171,571	1,575,022
Redeemed	(2,203,095)	(22,406,757)	(3,049,251)	(30,169,238)

Net increase (decrease)	(334,309)	$(3,519,995)	(1,894,458)	$(18,902,880)

RetireSMART 2020 Fund Class A
Sold	1,352,728	$13,508,711	1,316,477	$12,795,774
Issued as reinvestment of dividends	137,240	1,379,255	143,993	1,311,774
Redeemed	(2,175,730)	(21,630,757)	(1,942,739)	(18,774,395)

Net increase (decrease)	(685,762)	$(6,742,791)	(482,269)	$(4,666,847)

RetireSMART 2020 Fund Class N
Sold	65,371	$654,268	290,568	$2,898,274
Issued as reinvestment of dividends	4,710	46,816	5,546	50,138
Redeemed	(40,158)	(397,928)	(77,738)	(717,123)

Net increase (decrease)	29,923	$303,156	218,376	$2,231,289

RetireSMART 2025 Fund Class S
Sold	106,114	$1,162,429	12,881	$136,065
Issued as reinvestment of dividends	8,019	88,150	4,785	47,709
Redeemed	(5,418)	(60,486)	(2)	(18)

Net increase (decrease)	108,715	$1,190,093	17,664	$183,756

RetireSMART 2025 Fund Class Y
Sold	6,772	$72,234	1,791	$18,810
Issued as reinvestment of dividends	789	8,676	666	6,641
Redeemed	(1,992)	(21,456)	(126)	(1,318)

Net increase (decrease)	5,569	$59,454	2,331	$24,133

RetireSMART 2025 Fund Class L
Sold	124,649	$1,340,725	17,523	$181,958
Issued as reinvestment of dividends	5,080	55,756	1,552	15,470
Redeemed	(31,043)	(333,711)	(38)	(424)

Net increase (decrease)	98,686	$1,062,770	19,037	$197,004

RetireSMART 2025 Fund Class A
Sold	97,512	$1,050,422	55,729	$598,370
Issued as reinvestment of dividends	5,711	62,533	3,527	35,075
Redeemed	(26,834)	(294,739)	(11,751)	(131,556)

Net increase (decrease)	76,389	$818,216	47,505	$501,889

RetireSMART 2030 Fund Class S
Sold	6,716,484	$68,243,752	5,053,392	$49,700,603
Issued as reinvestment of dividends	251,190	2,547,064	146,566	1,330,822
Redeemed	(2,666,285)	(27,562,045)	(3,690,445)	(36,447,413)

Net increase (decrease)	4,301,389	$43,228,771	1,509,513	$14,584,012

88

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART 2030 Fund Class Y
Sold	1,310,119	$13,327,355	1,491,396	$14,633,832
Issued as reinvestment of dividends	35,739	362,031	90,598	821,724
Redeemed	(4,261,636)	(43,128,443)	(1,737,930)	(16,744,145)

Net increase (decrease)	(2,915,778)	$(29,439,057)	(155,936)	$(1,288,589)

RetireSMART 2030 Fund Class L
Sold	1,472,552	$14,910,491	739,748	$7,298,394
Issued as reinvestment of dividends	107,673	1,091,807	108,669	987,803
Redeemed	(2,287,431)	(23,384,077)	(1,643,006)	(16,022,191)

Net increase (decrease)	(707,206)	$(7,381,779)	(794,589)	$(7,735,994)

RetireSMART 2030 Fund Class A
Sold	1,331,591	$13,249,708	1,102,544	$10,666,138
Issued as reinvestment of dividends	88,528	890,590	80,164	722,275
Redeemed	(1,775,111)	(17,769,450)	(1,674,020)	(16,242,741)

Net increase (decrease)	(354,992)	$(3,629,152)	(491,312)	$(4,854,328)

RetireSMART 2030 Fund Class N
Sold	80,261	$805,175	318,075	$3,167,883
Issued as reinvestment of dividends	4,077	40,563	4,454	39,910
Redeemed	(89,803)	(897,784)	(58,106)	(545,632)

Net increase (decrease)	(5,465)	$(52,046)	264,423	$2,662,161

RetireSMART 2035 Fund Class S
Sold	89,403	$988,815	18,246	$192,374
Issued as reinvestment of dividends	7,558	83,241	4,799	47,789
Redeemed	(5,303)	(58,349)	(118)	(1,171)

Net increase (decrease)	91,658	$1,013,707	22,927	$238,992

RetireSMART 2035 Fund Class Y
Sold	11,776	$124,696	4,660	$52,891
Issued as reinvestment of dividends	980	10,789	787	7,840
Redeemed	(6,054)	(65,574)	(7)	(76)

Net increase (decrease)	6,702	$69,911	5,440	$60,655

RetireSMART 2035 Fund Class L
Sold	86,484	$945,576	6,286	$67,811
Issued as reinvestment of dividends	3,397	37,400	839	8,351
Redeemed	(15,240)	(168,567)	(191)	(1,970)

Net increase (decrease)	74,641	$814,409	6,934	$74,192

RetireSMART 2035 Fund Class A
Sold	82,054	$885,954	54,100	$590,337
Issued as reinvestment of dividends	4,599	50,455	2,884	28,644
Redeemed	(25,538)	(279,513)	(9,741)	(108,742)

Net increase (decrease)	61,115	$656,896	47,243	$510,239

RetireSMART 2040 Fund Class S
Sold	4,632,587	$47,178,853	2,748,160	$27,061,257
Issued as reinvestment of dividends	147,928	1,505,903	91,363	830,492
Redeemed	(1,717,494)	(17,862,189)	(1,996,075)	(19,602,182)

Net increase (decrease)	3,063,021	$30,822,567	843,448	$8,289,567

89

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART 2040 Fund Class Y
Sold	864,684	$8,850,980	867,701	$8,510,004
Issued as reinvestment of dividends	13,754	139,876	37,678	341,739
Redeemed	(2,212,181)	(22,516,163)	(861,103)	(8,331,306)

Net increase (decrease)	(1,333,743)	$(13,525,307)	44,276	$520,437

RetireSMART 2040 Fund Class L
Sold	773,635	$7,849,725	605,677	$5,938,224
Issued as reinvestment of dividends	55,897	569,031	57,988	527,108
Redeemed	(1,101,743)	(11,348,437)	(1,475,552)	(14,386,081)

Net increase (decrease)	(272,211)	$(2,929,681)	(811,887)	$(7,920,749)

RetireSMART 2040 Fund Class A
Sold	1,114,046	$11,212,471	977,131	$9,404,825
Issued as reinvestment of dividends	46,479	468,972	40,068	361,014
Redeemed	(1,299,995)	(12,975,839)	(1,134,178)	(11,045,128)

Net increase (decrease)	(139,470)	$(1,294,396)	(116,979)	$(1,279,289)

RetireSMART 2040 Fund Class N
Sold	47,024	$470,751	296,560	$2,964,485
Issued as reinvestment of dividends	3,003	30,005	3,428	30,682
Redeemed	(52,493)	(520,967)	(57,015)	(533,404)

Net increase (decrease)	(2,466)	$(20,211)	242,973	$2,461,763

RetireSMART 2045 Fund Class S
Sold	57,163	$626,691	787	$8,311
Issued as reinvestment of dividends	6,580	71,560	4,380	43,244
Redeemed	(10,029)	(106,692)	(2)	(20)

Net increase (decrease)	53,714	$591,559	5,165	$51,535

RetireSMART 2045 Fund Class Y
Sold	1,693	$17,991	2,885	$32,242
Issued as reinvestment of dividends	640	6,946	697	6,873
Redeemed	(2,890)	(30,389)	(1,455)	(16,760)

Net increase (decrease)	(557)	$(5,452)	2,127	$22,355

RetireSMART 2045 Fund Class L
Sold	33,990	$367,702	12,239	$130,452
Issued as reinvestment of dividends	1,735	18,841	1,299	12,808
Redeemed	(21,798)	(235,359)	(180)	(1,792)

Net increase (decrease)	13,927	$151,184	13,358	$141,468

RetireSMART 2045 Fund Class A
Sold	55,364	$598,674	23,793	$254,642
Issued as reinvestment of dividends	3,334	36,086	1,772	17,441
Redeemed	(20,189)	(221,515)	(4,628)	(51,283)

Net increase (decrease)	38,509	$413,245	20,937	$220,800

RetireSMART 2050 Fund Class S
Sold	3,300,842	$27,823,243	1,730,581	$14,912,240
Issued as reinvestment of dividends	194,786	1,654,856	165,751	1,282,634
Redeemed	(2,436,161)	(20,713,140)	(1,166,370)	(10,181,379)

Net increase (decrease)	1,059,467	$8,764,959	729,962	$6,013,495

90

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
RetireSMART 2050 Fund Class Y
Sold	583,087	$4,925,771	453,989	$3,886,814
Issued as reinvestment of dividends	21,973	186,887	57,654	445,596
Redeemed	(1,000,254)	(8,366,599)	(201,935)	(1,760,766)

Net increase (decrease)	(395,194)	$(3,253,941)	309,708	$2,571,644

RetireSMART 2050 Fund Class L
Sold	239,053	$2,001,311	157,466	$1,343,142
Issued as reinvestment of dividends	16,920	143,322	17,533	135,569
Redeemed	(211,218)	(1,793,983)	(123,686)	(1,040,419)

Net increase (decrease)	44,755	$350,650	51,313	$438,292

RetireSMART 2050 Fund Class A
Sold	445,063	$3,703,248	512,400	$4,366,816
Issued as reinvestment of dividends	50,398	425,692	46,080	354,895
Redeemed	(203,260)	(1,693,553)	(160,429)	(1,388,984)

Net increase (decrease)	292,201	$2,435,387	398,051	$3,332,727

RetireSMART 2050 Fund Class N
Sold	52,830	$441,151	167,239	$1,477,495
Issued as reinvestment of dividends	9,823	82,891	11,219	86,523
Redeemed	(23,286)	(197,747)	(19,211)	(154,169)

Net increase (decrease)	39,367	$326,295	159,247	$1,409,849

*	Fund commenced operations on June 20, 2011.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2012, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended December 31, 2012.

6.	Federal Income Tax Information

At December 31, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$242,656,505	$3,458,161	$(2,645,529)	$812,632
RetireSMART Moderate Fund	473,532,538	16,784,544	(10,822,536)	5,962,008
RetireSMART Moderate Growth Fund	358,712,809	10,821,574	(6,084,661)	4,736,913
RetireSMART Growth Fund	74,940,734	2,161,509	(1,371,642)	789,867
RetireSMART In Retirement Fund	92,261,024	530,873	(780,517)	(249,644)
RetireSMART 2010 Fund	107,415,789	4,098,738	(5,731,239)	(1,632,501)

91

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
RetireSMART 2015 Fund	$7,476,531	$114,537	$(97,500)	$17,037
RetireSMART 2020 Fund	400,825,434	-	(7,882,450)	(7,882,450)
RetireSMART 2025 Fund	5,305,030	145,278	(58,028)	87,250
RetireSMART 2030 Fund	337,792,286	-	(5,314,510)	(5,314,510)
RetireSMART 2035 Fund	4,596,681	117,558	(58,273)	59,285
RetireSMART 2040 Fund	220,649,472	12,994,135	(17,783,892)	(4,789,757)
RetireSMART 2045 Fund	2,709,776	66,533	(33,041)	33,492
RetireSMART 2050 Fund	46,913,557	512,768	(508,501)	4,267

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
RetireSMART In Retirement Fund	$-	$23,999,250	$-
RetireSMART 2010 Fund	1,229,693	27,127,749	865,289
RetireSMART 2020 Fund	-	60,772,791	11,128,973
RetireSMART 2030 Fund	-	43,906,496	12,679,147
RetireSMART 2040 Fund	-	24,107,281	4,612,337

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART Conservative Fund	$5,980,502	$3,740,440	$-
RetireSMART Moderate Fund	9,640,143	9,504,104	-
RetireSMART Moderate Growth Fund	5,582,791	8,914,739	-
RetireSMART Growth Fund	976,288	1,901,709	-
RetireSMART In Retirement Fund	2,636,922	-	-
RetireSMART 2010 Fund	2,497,654	-	-
RetireSMART 2015 Fund	210,419	109,459	-
RetireSMART 2020 Fund	7,020,328	-	-

92

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART 2025 Fund	$95,085	$120,030	$-
RetireSMART 2030 Fund	4,932,055	-	-
RetireSMART 2035 Fund	75,322	106,563	-
RetireSMART 2040 Fund	2,713,787	-	-
RetireSMART 2045 Fund	36,217	97,216	-
RetireSMART 2050 Fund	693,360	1,800,288	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART Conservative Fund	$8,405,565	$51,916	$-
RetireSMART Moderate Fund	12,854,509	189,277	-
RetireSMART Moderate Growth Fund	6,662,879	984	-
RetireSMART Growth Fund	958,158	52,416	-
RetireSMART In Retirement Fund	2,628,756	-	-
RetireSMART 2010 Fund	2,354,410	-	-
RetireSMART 2015 Fund	73,810	51,072	-
RetireSMART 2020 Fund	6,247,924	-	-
RetireSMART 2025 Fund	50,062	54,833	-
RetireSMART 2030 Fund	3,903,869	-	-
RetireSMART 2035 Fund	40,138	52,486	-
RetireSMART 2040 Fund	2,092,207	-	-
RetireSMART 2045 Fund	31,309	49,057	-
RetireSMART 2050 Fund	639,669	1,665,548	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$149,759	$2,287,376	$(9,697)	$812,632
RetireSMART Moderate Fund	140,669	6,860,074	(20,126)	5,962,008
RetireSMART Moderate Growth Fund	-	6,642,350	(14,661)	4,736,912
RetireSMART Growth Fund	35,168	1,595,000	(2,706)	789,868
RetireSMART In Retirement Fund	2,131,757	(23,999,250)	(36,478)	(249,644)
RetireSMART 2010 Fund	2,462,320	(29,222,731)	(32,624)	(1,632,501)
RetireSMART 2015 Fund	85,525	95,753	(226)	17,037
RetireSMART 2020 Fund	7,574,434	(71,901,764)	(101,482)	(7,882,450)
RetireSMART 2025 Fund	10,328	81,019	(198)	87,250
RetireSMART 2030 Fund	5,651,967	(56,585,643)	(78,675)	(5,314,510)

93

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
RetireSMART 2035 Fund	$4,207	$79,318	$(178)	$59,284
RetireSMART 2040 Fund	3,424,831	(28,719,618)	(47,036)	(4,789,757)
RetireSMART 2045 Fund	359	58,905	(131)	33,492
RetireSMART 2050 Fund	104,251	1,195,594	(4,248)	4,266

During the year ended December 31, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
RetireSMART Conservative Fund	$67	$(1,177,531)	$1,177,464
RetireSMART Moderate Fund	139	(1,629,938)	1,629,799
RetireSMART Moderate Growth Fund	102	(576,286)	576,184
RetireSMART Growth Fund	17	(84,186)	84,169
RetireSMART In Retirement Fund	1,259	(356,071)	354,812
RetireSMART 2010 Fund	1,097	(395,314)	394,217
RetireSMART 2015 Fund	5	(20,965)	20,960
RetireSMART 2020 Fund	3,351	(855,299)	851,948
RetireSMART 2025 Fund	3	(8,538)	8,535
RetireSMART 2030 Fund	2,568	(477,637)	475,069
RetireSMART 2035 Fund	3	(6,439)	6,436
RetireSMART 2040 Fund	1,521	(307,650)	306,129
RetireSMART 2045 Fund	(16)	(3,135)	3,151
RetireSMART 2050 Fund	109	(58,355)	58,246

The Funds did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2012, was as follows:

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund
MassMutual Premier Core Bond Fund, Class Z	6,694,638	769,473	1,820,316	5,643,795	$64,452,140	$1,568,117	$1,324,747	$262,894
MassMutual Premier Disciplined Growth Fund, Class S	838,343	188,445	230,331	796,457	8,649,522	135,856	25,965	163,351
MassMutual Premier Disciplined Value Fund, Class S	852,356	149,688	226,948	775,096	8,696,575	198,678	-	44,264

94

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund (Continued)
MassMutual Premier Focused International Fund, Class Z	95,904	49,816	56,234	89,486	$1,032,667	$16,600	$-	$(28,200)
MassMutual Premier High Yield Fund, Class Z	1,196,924	89,018	632,554	653,388	6,161,448	437,555	-	103,461
MassMutual Premier Inflation-Protected and Income Fund, Class Z	2,181,027	561,243	1,208,685	1,533,585	18,096,304	592,210	158,770	845,948
MassMutual Premier International Bond Fund, Class S	809,634	653,805	392,551	1,070,888	10,912,346	141,993	7,747	(134,875)
MassMutual Premier International Equity Fund, Class S	211,442	67,870	92,639	186,673	2,507,017	35,914	76,432	(213,220)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	91,370	548	91,918	-	-	4,415	-	33,134
MassMutual Premier Money Market Fund, Class S	4,515,227	98,574	3,543,940	1,069,861	1,069,861	167	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	4,294,513	1,100,343	1,618,521	3,776,335	39,538,230	855,335	468,906	(254,720)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	531,254	43,644	238,927	335,971	4,286,994	35,129	-	(944,522)
MassMutual Premier Value Fund, Class S	23,353	2,212	25,565	-	-	-	-	(10,740)
MassMutual Select BlackRock Global Allocation Fund, Class S	129,657	542	130,199	-	-	-	3,444	(13,034)
MassMutual Select Blue Chip Growth Fund, Class S	162,950	192,790	228,771	126,969	1,621,400	4,081	-	353,852
MassMutual Select Core Opportunities Fund, Class S	278,356	12,741	291,097	-	-	39,754	-	(35,357)
MassMutual Select Diversified International Fund, Class S	421,741	177,056	197,608	401,189	2,603,717	75,654	-	(161,281)
MassMutual Select Diversified Value Fund, Class S	203,384	224,267	269,049	158,602	1,619,330	43,137	-	235,164
MassMutual Select Focused Value Fund, Class Z	242,842	111,181	64,688	289,335	5,456,868	51,051	407,210	44,746
MassMutual Select Fundamental Growth Fund, Class S	-	516,284	271,769	244,515	1,618,690	11,600	885	111,843
MassMutual Select Fundamental Value Fund, Class Z	288,353	106,229	231,570	163,012	1,851,820	71,463	-	110,152
MassMutual Select Growth Opportunities Fund, Class Z	-	180,524	23,935	156,589	1,392,074	-	-	(470)
MassMutual Select Growth Opportunities Fund, Class S	190,779	186,034	376,813	-	-	-	-	344,284
MassMutual Select Large Cap Growth Fund, Class S	242,167	15,210	257,377	-	-	1,467	-	(141,723)
MassMutual Select Large Cap Value Fund, Class S	51,466	122,470	26,428	147,508	1,153,512	17,562	335,969	2,020
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	235,773	42,328	137,474	140,627	2,113,623	3,777	176,734	(77,990)
MassMutual Select Mid-Cap Value Fund, Class Z	-	293,066	10,921	282,145	3,128,986	50,846	-	(15)
MassMutual Select Mid-Cap Value Fund, Class S	357,117	82,350	439,467	-	-	2,537	-	245,513
MassMutual Select Overseas Fund, Class Z	1,064,656	276,373	458,857	882,172	6,678,044	121,229	-	(300,333)
MassMutual Select PIMCO Total Return Fund, Class Z	632,380	1,018,670	369,144	1,281,906	13,524,107	453,981	22,908	(56,546)
MassMutual Select Small Cap Growth Equity Fund, Class Z	145,492	32,316	99,499	78,309	1,187,170	-	67,157	(244,600)
MassMutual Select Small Cap Value Equity Fund, Class S	227,966	68,617	142,819	153,764	1,646,815	14,411	-	65,197
MassMutual Select Small Company Growth Fund, Class S	115,804	27,396	66,139	77,061	854,606	-	-	13,048
MassMutual Select Small Company Value Fund, Class Z	126,584	29,999	122,626	33,957	476,413	6,590	19,063	3,636
MassMutual Select Strategic Bond Fund, Class S	1,083,293	321,764	279,136	1,125,921	11,642,024	382,352	-	86,417

95

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund (Continued)
MM MSCI EAFE International Index Fund, Class Z	-	391,572	-	391,572	$4,620,550	$53,721	$4,235	$-
MM Russell 2000 Small Cap Index Fund, Class Z	-	173,997	-	173,997	1,905,272	20,080	8,979	-
MM S&P Mid Cap Index Fund, Class Z	-	175,245	-	175,245	1,934,708	14,396	13,973	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	1,525,665	515,346	536,432	1,504,579	4,965,110	-	-	(200,433)
Oppenheimer Developing Markets Fund, Class Y*	75,654	28,516	39,622	64,548	2,251,436	16,154	-	(103,940)
Oppenheimer Real Estate Fund, Class Y*	287,844	21,998	143,838	166,004	3,819,758	93,815	-	150,731

					$243,469,137	$5,571,627	$3,123,124	$297,656

RetireSMART Moderate Fund
MassMutual Premier Core Bond Fund, Class Z	9,125,454	868,321	3,232,929	6,760,846	$77,208,867	$1,912,059	$1,615,310	$1,219,214
MassMutual Premier Disciplined Growth Fund, Class S	3,131,526	183,689	731,758	2,583,457	28,056,339	449,399	85,892	779,604
MassMutual Premier Disciplined Value Fund, Class S	2,827,362	390,965	703,178	2,515,149	28,219,976	657,383	-	310,799
MassMutual Premier Focused International Fund, Class Z	397,306	190,904	221,350	366,860	4,233,561	69,371	-	(106,378)
MassMutual Premier High Yield Fund, Class Z	2,087,466	300,736	1,094,800	1,293,402	12,196,785	880,165	-	260,340
MassMutual Premier Inflation-Protected and Income Fund, Class Z	2,175,507	631,291	1,095,859	1,710,939	20,189,084	670,840	179,851	862,422
MassMutual Premier International Bond Fund, Class S	800,388	1,103,411	481,375	1,422,424	14,494,505	192,005	10,476	(156,902)
MassMutual Premier International Equity Fund, Class S	949,554	217,023	400,677	765,900	10,286,036	150,110	319,458	(848,783)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,137,928	4,930	1,142,858	-	-	54,778	-	411,423
MassMutual Premier Money Market Fund, Class S	1,020,447	61	709,606	310,902	310,902	61	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	3,206,376	930,302	961,932	3,174,746	33,239,592	731,680	401,116	(145,190)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	1,532,330	85,170	642,874	974,626	12,436,230	103,790	-	(2,473,217)
MassMutual Premier Value Fund, Class S	79,514	5,179	84,693	-	-	-	-	(49,484)
MassMutual Select BlackRock Global Allocation Fund, Class S	512,789	1,284	514,073	-	-	-	13,562	(55,733)
MassMutual Select Blue Chip Growth Fund, Class S	887,296	76,082	299,366	664,012	8,479,431	21,694	-	494,861
MassMutual Select Core Opportunities Fund, Class S	594,188	26,010	620,198	-	-	88,568	-	(51,217)
MassMutual Select Diversified International Fund, Class S	1,393,481	824,477	570,024	1,647,934	10,695,092	315,548	-	(465,272)
MassMutual Select Diversified Value Fund, Class S	962,391	471,958	605,426	828,923	8,463,307	208,123	-	448,841
MassMutual Select Focused Value Fund, Class Z	510,700	330,093	138,388	702,405	13,247,352	125,947	993,187	171,732
MassMutual Select Fundamental Growth Fund, Class S	-	1,470,373	191,606	1,278,767	8,465,440	61,667	4,707	58,453
MassMutual Select Fundamental Value Fund, Class Z	1,518,421	246,859	912,856	852,424	9,683,537	355,425	-	482,305
MassMutual Select Growth Opportunities Fund, Class S	1,274,935	64,329	1,339,264	-	-	-	-	1,915,411
MassMutual Select Growth Opportunities Fund, Class Z	-	866,047	47,517	818,530	7,276,732	-	-	4,972
MassMutual Select Large Cap Growth Fund, Class S	775,910	18,836	794,746	-	-	4,212	-	(456,030)
MassMutual Select Large Cap Value Fund, Class S	322,264	575,826	126,782	771,308	6,031,631	93,312	1,785,090	(20,887)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	1,232,261	108,232	735,958	604,535	9,086,167	16,504	787,321	(480,030)

96

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Fund (Continued)
MassMutual Select Mid-Cap Value Fund, Class S	1,779,591	189,089	1,968,680	-	$-	$12,721	$-	$1,222,348
MassMutual Select Mid-Cap Value Fund, Class Z	-	1,343,799	118,767	1,225,032	13,585,606	224,419	-	(5,189)
MassMutual Select Overseas Fund, Class Z	5,439,423	742,215	2,613,019	3,568,619	27,014,450	618,741	-	(1,420,288)
MassMutual Select PIMCO Total Return Fund, Class Z	858,855	1,099,126	453,527	1,504,454	15,871,986	539,182	27,302	(6,627)
MassMutual Select Small Cap Growth Equity Fund, Class Z	280,493	317,342	257,529	340,306	5,159,047	-	296,544	(384,127)
MassMutual Select Small Cap Value Equity Fund, Class S	829,707	601,078	754,428	676,357	7,243,788	64,283	-	561,695
MassMutual Select Small Company Growth Fund, Class S	371,524	301,782	339,594	333,712	3,700,870	-	-	117,607
MassMutual Select Small Company Value Fund, Class Z	119,442	302,299	273,335	148,406	2,082,140	29,265	74,584	60,541
MassMutual Select Strategic Bond Fund, Class S	1,151,708	503,145	306,091	1,348,762	13,946,199	459,537	-	112,568
MM MSCI EAFE International Index Fund, Class Z	-	1,656,999	-	1,656,999	19,552,585	227,885	17,966	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	761,554	-	761,554	8,339,011	88,120	39,401	-
MM S&P Mid Cap Index Fund, Class Z	-	797,682	-	797,682	8,806,415	65,694	63,764	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	4,871,076	790,737	1,331,001	4,330,812	14,291,679	-	-	(531,730)
Oppenheimer Developing Markets Fund, Class Y*	151,860	76,864	41,230	187,494	6,539,795	47,663	-	(58,200)
Oppenheimer Real Estate Fund, Class Y*	916,079	48,175	483,576	480,678	11,060,409	301,109	-	709,346

					$479,494,546	$9,841,260	$6,715,531	$2,489,198

RetireSMART Moderate Growth Fund
MassMutual Premier Core Bond Fund, Class Z	2,621,235	188,893	1,475,197	1,334,931	$15,244,916	$372,982	$315,095	$658,982
MassMutual Premier Disciplined Growth Fund, Class S	3,514,622	140,210	1,388,954	2,265,878	24,607,437	389,244	74,394	1,718,015
MassMutual Premier Disciplined Value Fund, Class S	2,848,291	147,355	789,013	2,206,633	24,758,426	569,597	-	470,918
MassMutual Premier Focused International Fund, Class Z	364,244	217,157	174,324	407,077	4,697,665	76,062	-	(105,489)
MassMutual Premier High Yield Fund, Class Z	950,237	1,099,443	544,270	1,505,410	14,196,013	1,013,408	-	143,647
MassMutual Premier Inflation-Protected and Income Fund, Class Z	453,103	201,139	242,353	411,889	4,860,291	159,868	42,860	189,564
MassMutual Premier International Bond Fund, Class S	403,634	626,565	311,165	719,034	7,326,961	95,878	5,231	(87,164)
MassMutual Premier International Equity Fund, Class S	972,769	256,748	379,838	849,679	11,411,190	164,604	350,304	(850,003)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,111,520	4,813	1,116,333	-	-	53,473	-	402,002
MassMutual Premier Money Market Fund, Class S	-	4,500	100	4,400	4,400	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	642,858	434,471	312,459	764,870	8,008,188	174,192	95,494	(41,954)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	1,410,928	60,637	489,930	981,635	12,525,665	103,351	-	(1,900,564)
MassMutual Premier Value Fund, Class S	111,837	4,409	116,246	-	-	-	-	(92,099)
MassMutual Select BlackRock Global Allocation Fund, Class S	369,862	926	370,788	-	-	-	9,776	(42,270)
MassMutual Select Blue Chip Growth Fund, Class S	1,053,111	394,877	558,910	889,078	11,353,530	28,706	-	758,919
MassMutual Select Core Opportunities Fund, Class S	433,240	15,757	448,997	-	-	61,744	-	(39,560)
MassMutual Select Diversified International Fund, Class S	2,240,278	579,188	992,625	1,826,841	11,856,198	345,968	-	(772,241)
MassMutual Select Diversified Value Fund, Class S	1,376,077	398,928	665,777	1,109,228	11,325,221	270,222	-	415,606
MassMutual Select Focused Value Fund, Class Z	348,647	250,004	97,655	500,996	9,448,793	88,795	697,311	100,942

97

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Fundamental Growth Fund, Class S	-	2,110,369	398,078	1,712,291	$11,335,370	$81,604	$6,229	$86,705
MassMutual Select Fundamental Value Fund, Class Z	1,868,250	237,312	963,995	1,141,567	12,968,203	454,858	-	479,175
MassMutual Select Growth Opportunities Fund, Class S	1,639,537	183,696	1,823,233	-	-	-	-	2,241,417
MassMutual Select Growth Opportunities Fund, Class Z	-	1,131,701	35,605	1,096,096	9,744,296	-	-	3,735
MassMutual Select Large Cap Growth Fund, Class S	994,709	680	995,389	-	-	5,414	-	(621,542)
MassMutual Select Large Cap Value Fund, Class S	397,573	832,156	195,681	1,034,048	8,086,257	123,627	2,365,034	19,482
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	1,084,851	83,665	609,465	559,051	8,402,541	15,091	720,287	(281,338)
MassMutual Select Mid-Cap Value Fund, Class S	1,515,152	209,690	1,724,842	-	-	11,547	-	1,026,360
MassMutual Select Mid-Cap Value Fund, Class Z	-	1,226,719	86,845	1,139,874	12,641,200	206,447	-	(4,525)
MassMutual Select Overseas Fund, Class Z	5,371,902	920,701	2,379,866	3,912,737	29,619,421	640,429	-	(1,368,219)
MassMutual Select PIMCO Total Return Fund, Class Z	303,155	87,316	79,479	310,992	3,280,963	114,259	5,573	(6,114)
MassMutual Select Small Cap Growth Equity Fund, Class Z	349,303	314,254	246,838	416,719	6,317,466	-	358,767	(582,418)
MassMutual Select Small Cap Value Equity Fund, Class S	809,528	568,484	573,845	804,167	8,612,630	75,643	-	306,885
MassMutual Select Small Company Growth Fund, Class S	472,788	283,761	351,569	404,980	4,491,228	-	-	114,309
MassMutual Select Small Company Value Fund, Class Z	313,292	253,675	387,120	179,847	2,523,256	35,033	94,234	107,964
MassMutual Select Strategic Bond Fund, Class S	363,542	25,231	122,419	266,354	2,754,102	91,941	-	69,298
MM MSCI EAFE International Index Fund, Class Z	-	1,815,220	-	1,815,220	21,419,593	249,361	19,659	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	917,289	-	917,289	10,044,318	106,019	47,405	-
MM S&P Mid Cap Index Fund, Class Z	-	746,751	-	746,751	8,244,129	61,427	59,623	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	4,239,021	1,175,236	1,081,716	4,332,541	14,297,386	-	-	(431,521)
Oppenheimer Developing Markets Fund, Class Y*	69,673	136,864	18,003	188,534	6,576,074	47,504	-	(24,509)
Oppenheimer Real Estate Fund, Class Y*	723,640	70,876	339,653	454,863	10,466,395	253,616	-	434,379

					$363,449,722	$6,541,914	$5,267,276	$2,496,774

RetireSMART Growth Fund
MassMutual Premier Core Bond Fund, Class Z	66,992	24,866	41,644	50,214	$573,445	$13,578	$11,470	$10,953
MassMutual Premier Disciplined Growth Fund, Class S	639,652	89,764	315,073	414,343	4,499,767	69,159	13,218	428,925
MassMutual Premier Disciplined Value Fund, Class S	460,285	90,220	146,866	403,639	4,528,824	101,254	-	113,888
MassMutual Premier Focused International Fund, Class Z	75,888	59,268	39,358	95,798	1,105,512	17,400	-	(18,893)
MassMutual Premier High Yield Fund, Class Z	85,564	17,308	57,017	45,855	432,415	30,413	-	17,281
MassMutual Premier Inflation-Protected and Income Fund, Class Z	19,385	15,620	13,997	21,008	247,889	8,040	2,155	12,557
MassMutual Premier International Bond Fund, Class S	14,585	33,592	15,042	33,135	337,649	4,275	233	(4,434)
MassMutual Premier International Equity Fund, Class S	169,566	92,529	62,469	199,626	2,680,978	37,633	80,089	(133,285)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	120,988	755	121,743	-	-	5,857	-	43,915
MassMutual Premier Short-Duration Bond Fund, Class Z	15,575	13,761	5,557	23,779	248,964	5,244	2,875	(492)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	286,158	55,813	99,109	242,862	3,098,925	24,876	-	(379,936)

98

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Growth Fund (Continued)
MassMutual Premier Value Fund, Class S	29,698	3,404	33,102	-	$-	$-	$-	$(25,618)
MassMutual Select BlackRock Global Allocation Fund, Class S	8,895	39	8,934	-	-	-	237	(986)
MassMutual Select Blue Chip Growth Fund, Class S	236,236	114,985	88,339	262,882	3,357,000	8,237	-	141,323
MassMutual Select Core Opportunities Fund, Class S	76,860	7,962	84,822	-	-	12,738	-	(8,657)
MassMutual Select Diversified International Fund, Class S	481,759	178,292	231,595	428,456	2,780,678	78,871	-	(170,515)
MassMutual Select Diversified Value Fund, Class S	305,408	142,681	121,208	326,881	3,337,453	75,259	-	83,676
MassMutual Select Focused Value Fund, Class Z	61,461	64,870	13,982	112,349	2,118,908	19,332	150,611	18,839
MassMutual Select Fundamental Growth Fund, Class S	-	568,943	62,706	506,237	3,351,292	23,413	1,787	17,917
MassMutual Select Fundamental Value Fund, Class Z	411,141	111,746	185,311	337,576	3,834,861	123,617	-	103,060
MassMutual Select Growth Opportunities Fund, Class S	334,123	74,941	409,064	-	-	-	-	484,203
MassMutual Select Growth Opportunities Fund, Class Z	-	333,294	9,264	324,030	2,880,625	-	-	(537)
MassMutual Select Large Cap Growth Fund, Class S	227,653	571	228,224	-	-	1,265	-	(141,797)
MassMutual Select Large Cap Value Fund, Class S	95,437	248,288	36,461	307,264	2,402,802	35,638	681,778	14,956
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	218,077	43,871	127,352	134,596	2,022,984	3,526	166,134	(73,552)
MassMutual Select Mid-Cap Value Fund, Class S	301,580	85,990	387,570	-	-	2,528	-	229,434
MassMutual Select Mid-Cap Value Fund, Class Z	-	293,928	19,155	274,773	3,047,238	48,299	-	(1,934)
MassMutual Select Overseas Fund, Class Z	958,109	364,311	404,285	918,135	6,950,279	132,602	-	(222,652)
MassMutual Select PIMCO Total Return Fund, Class Z	9,685	4,218	2,167	11,736	123,813	4,168	203	(7)
MassMutual Select Small Cap Growth Equity Fund, Class Z	75,767	63,183	36,316	102,634	1,555,938	-	85,745	(82,757)
MassMutual Select Small Cap Value Equity Fund, Class S	146,996	130,548	92,739	184,805	1,979,267	16,894	-	52,855
MassMutual Select Small Company Growth Fund, Class S	103,249	55,843	65,136	93,956	1,041,974	-	-	23,106
MassMutual Select Small Company Value Fund, Class Z	73,389	47,701	76,737	44,353	622,272	8,374	21,962	22,398
MassMutual Select Strategic Bond Fund, Class S	32,419	2,106	24,489	10,036	103,776	3,666	-	16,857
MM MSCI EAFE International Index Fund, Class Z	-	424,995	-	424,995	5,014,937	57,612	4,542	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	223,862	-	223,862	2,451,290	25,529	11,415	-
MM S&P Mid Cap Index Fund, Class Z	-	180,091	-	180,091	1,988,204	14,616	14,185	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	765,719	314,886	161,982	918,623	3,031,457	-	-	(68,584)
Oppenheimer Developing Markets Fund, Class Y*	7,807	40,967	1,882	46,892	1,635,588	11,466	-	(2,883)
Oppenheimer Real Estate Fund, Class Y*	130,513	30,876	59,538	101,851	2,343,597	53,621	-	85,550

					$75,730,601	$1,079,000	$1,248,639	$584,174

RetireSMART In Retirement Fund
MassMutual Premier Core Bond Fund, Class Z	1,608,682	440,838	539,040	1,510,480	$17,249,677	$425,025	$359,062	$126,268
MassMutual Premier Disciplined Growth Fund, Class S	392,831	72,626	105,737	359,720	3,906,565	62,255	11,898	526,336
MassMutual Premier Disciplined Value Fund, Class S	386,520	58,499	94,905	350,114	3,928,279	91,045	-	340,681
MassMutual Premier Focused International Fund, Class Z	37,665	19,028	18,507	38,186	440,666	7,183	-	(12,582)

99

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART In Retirement Fund (Continued)
MassMutual Premier High Yield Fund, Class Z	339,523	54,831	189,112	205,242	$1,935,428	$139,600	$-	$25,858
MassMutual Premier Inflation-Protected and Income Fund, Class Z	1,116,252	408,510	451,535	1,073,227	12,664,076	420,520	112,741	315,160
MassMutual Premier International Bond Fund, Class S	402,483	122,127	156,519	368,091	3,750,845	49,428	2,697	164,681
MassMutual Premier International Equity Fund, Class S	94,405	27,087	41,773	79,719	1,070,620	15,541	33,073	97,067
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	5,140	34	5,174	-	-	248	-	10,547
MassMutual Premier Money Market Fund, Class S	1,948,223	95,524	1,593,685	450,062	450,062	68	-	3
MassMutual Premier Short-Duration Bond Fund, Class Z	1,620,022	486,022	700,084	1,405,960	14,720,406	322,451	176,772	(86,095)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	205,786	28,082	76,907	156,961	2,002,821	16,634	-	(321,438)
MassMutual Premier Value Fund, Class S	10,535	657	11,192	-	-	-	-	5,576
MassMutual Select Blue Chip Growth Fund, Class S	59,259	96,195	99,641	55,813	712,731	1,816	-	173,935
MassMutual Select Core Opportunities Fund, Class S	96,915	6,677	103,592	-	-	14,382	-	47,786
MassMutual Select Diversified International Fund, Class S	174,418	74,168	77,354	171,232	1,111,297	32,660	-	32,811
MassMutual Select Diversified Value Fund, Class S	76,088	88,017	94,515	69,590	710,517	18,568	-	149,654
MassMutual Select Focused Value Fund, Class Z	95,606	66,791	25,880	136,517	2,574,706	24,389	191,515	32,980
MassMutual Select Fundamental Growth Fund, Class S	-	227,024	119,538	107,486	711,559	5,164	394	47,468
MassMutual Select Fundamental Value Fund, Class Z	108,808	42,276	79,443	71,641	813,846	30,455	-	44,162
MassMutual Select Growth Opportunities Fund, Class S	67,580	91,263	158,843	-	-	-	-	183,655
MassMutual Select Growth Opportunities Fund, Class Z	-	79,133	10,328	68,805	611,678	-	-	15
MassMutual Select Large Cap Growth Fund, Class S	99,799	298	100,097	-	-	575	-	59,725
MassMutual Select Large Cap Value Fund, Class S	15,492	59,760	10,296	64,956	507,956	7,830	149,787	5,533
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	100,693	14,999	59,694	55,998	841,649	1,523	71,687	(34,280)
MassMutual Select Mid-Cap Value Fund, Class S	156,613	26,087	182,700	-	-	1,095	-	319,761
MassMutual Select Mid-Cap Value Fund, Class Z	-	120,159	7,340	112,819	1,251,158	20,587	-	(60)
MassMutual Select Overseas Fund, Class Z	514,863	108,772	250,213	373,422	2,826,803	60,178	-	(141,731)
MassMutual Select PIMCO Total Return Fund, Class Z	275,431	194,744	128,013	342,162	3,609,814	125,400	6,184	(7,132)
MassMutual Select Small Cap Growth Equity Fund, Class Z	56,915	7,878	31,920	32,873	498,351	-	28,551	(72,538)
MassMutual Select Small Cap Value Equity Fund, Class S	91,091	19,119	46,038	64,172	687,285	6,084	-	148,529
MassMutual Select Small Company Growth Fund, Class S	53,069	6,787	27,797	32,059	355,535	-	-	135,477
MassMutual Select Small Company Value Fund, Class Z	53,649	7,651	46,988	14,312	200,794	2,813	7,959	8,614
MassMutual Select Strategic Bond Fund, Class S	360,498	54,739	113,885	301,352	3,115,981	104,252	-	218,411
MM MSCI EAFE International Index Fund, Class Z	-	168,187	-	168,187	1,984,611	23,057	1,818	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	73,379	-	73,379	803,499	8,462	3,784	-
MM S&P Mid Cap Index Fund, Class Z	-	72,019	-	72,019	795,094	5,912	5,738	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	626,596	299,883	220,057	706,422	2,331,192	-	-	942

100

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART In Retirement Fund (Continued)
Oppenheimer Developing Markets Fund, Class Y*	30,094	13,601	13,718	29,977	$1,045,590	$7,602	$-	$(22,797)
Oppenheimer Real Estate Fund, Class Y*	130,646	13,120	65,961	77,805	1,790,289	44,288	-	347,212

					$92,011,380	$2,097,090	$1,163,660	$2,870,194

RetireSMART 2010 Fund
MassMutual Premier Core Bond Fund, Class Z	1,585,853	606,955	569,161	1,623,647	$18,542,050	$472,916	$399,520	$151,333
MassMutual Premier Disciplined Growth Fund, Class S	584,453	89,779	178,374	495,858	5,385,014	89,564	17,118	893,291
MassMutual Premier Disciplined Value Fund, Class S	558,401	91,225	166,821	482,805	5,417,069	131,004	-	703,491
MassMutual Premier Focused International Fund, Class Z	65,711	33,639	33,617	65,733	758,557	12,881	-	(22,780)
MassMutual Premier High Yield Fund, Class Z	410,926	79,842	217,602	273,166	2,575,959	194,394	-	43,259
MassMutual Premier Inflation-Protected and Income Fund, Class Z	854,522	464,554	349,055	970,021	11,446,247	396,674	106,347	261,393
MassMutual Premier International Bond Fund, Class S	287,067	220,387	145,908	361,546	3,684,149	50,282	2,744	34,037
MassMutual Premier International Equity Fund, Class S	157,003	55,107	74,759	137,351	1,844,622	27,858	59,285	81,148
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	16,480	81	16,561	-	-	799	-	26,467
MassMutual Premier Money Market Fund, Class S	1,130,821	192	994,237	136,776	136,776	30	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	1,073,633	378,347	479,364	972,616	10,183,289	230,810	126,533	(61,102)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	269,874	43,106	133,748	179,232	2,287,000	19,754	-	(556,417)
MassMutual Premier Value Fund, Class S	21,659	1,648	23,307	-	-	-	-	23,114
MassMutual Select Blue Chip Growth Fund, Class S	86,173	65,502	66,231	85,444	1,091,114	2,879	-	192,714
MassMutual Select Core Opportunities Fund, Class S	106,800	11,313	118,113	-	-	18,007	-	30,030
MassMutual Select Diversified International Fund, Class S	315,946	128,381	149,255	295,072	1,915,018	58,111	-	140,187
MassMutual Select Diversified Value Fund, Class S	126,133	101,565	121,325	106,373	1,086,071	28,693	-	234,410
MassMutual Select Focused Value Fund, Class Z	99,266	84,690	30,887	153,069	2,886,890	28,288	222,247	40,342
MassMutual Select Fundamental Growth Fund, Class S	-	271,867	107,337	164,530	1,089,187	8,182	625	47,077
MassMutual Select Fundamental Value Fund, Class Z	164,935	65,184	120,430	109,689	1,246,071	48,335	-	72,975
MassMutual Select Growth Opportunities Fund, Class S	109,439	70,330	179,769	-	-	-	-	255,012
MassMutual Select Growth Opportunities Fund, Class Z	-	118,248	12,901	105,347	936,537	-	-	1,217
MassMutual Select Large Cap Growth Fund, Class S	164,011	204	164,215	-	-	905	-	83,855
MassMutual Select Large Cap Value Fund, Class S	18,660	97,288	16,336	99,612	778,968	12,417	237,549	(14,851)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	194,554	47,213	127,685	114,082	1,714,656	3,209	152,294	(77,097)
MassMutual Select Mid-Cap Value Fund, Class S	284,823	66,301	351,124	-	-	2,355	-	562,509
MassMutual Select Mid-Cap Value Fund, Class Z	-	259,480	28,586	230,894	2,560,611	43,589	-	(5)
MassMutual Select Overseas Fund, Class Z	861,630	222,634	443,400	640,864	4,851,337	107,343	-	(234,505)
MassMutual Select PIMCO Total Return Fund, Class Z	315,311	173,260	118,493	370,078	3,904,320	141,370	6,868	(812)
MassMutual Select Small Cap Growth Equity Fund, Class Z	64,632	33,559	36,632	61,559	933,242	-	55,276	(88,037)
MassMutual Select Small Cap Value Equity Fund, Class S	139,595	64,821	84,626	119,790	1,282,955	11,707	-	107,214

101

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2010 Fund (Continued)
MassMutual Select Small Company Growth Fund, Class S	73,063	24,991	38,970	59,084	$655,238	$-	$-	$58,184
MassMutual Select Small Company Value Fund, Class Z	54,428	25,445	53,058	26,815	376,214	5,453	14,102	7,119
MassMutual Select Strategic Bond Fund, Class S	301,793	101,033	78,905	323,921	3,349,347	113,980	-	109,605
MM MSCI EAFE International Index Fund, Class Z	-	308,804	-	308,804	3,643,890	41,810	3,296	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	143,449	-	143,449	1,570,762	16,321	7,298	-
MM S&P Mid Cap Index Fund, Class Z	-	157,144	-	157,144	1,734,875	12,732	12,358	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	744,595	342,567	276,575	810,587	2,674,936	-	-	(21,026)
Oppenheimer Developing Markets Fund, Class Y*	30,723	20,101	16,447	34,377	1,199,080	8,993	-	(38,164)
Oppenheimer Real Estate Fund, Class Y*	150,399	23,072	84,760	88,711	2,041,237	55,512	-	465,180

					$105,783,288	$2,397,157	$1,423,460	$3,510,367

RetireSMART 2015 Fund
MassMutual Premier Core Bond Fund, Class Z	33,213	84,969	31,119	87,063	$994,259	$22,716	$19,190	$9,865
MassMutual Premier Disciplined Growth Fund, Class S	21,080	35,210	15,612	40,678	441,765	6,653	1,271	26,732
MassMutual Premier Disciplined Value Fund, Class S	20,153	34,182	14,751	39,584	444,133	9,733	-	18,336
MassMutual Premier Focused International Fund, Class Z	3,448	6,055	3,707	5,796	66,892	1,033	-	2,080
MassMutual Premier High Yield Fund, Class Z	11,969	18,468	11,734	18,703	176,368	12,790	-	6,356
MassMutual Premier Inflation-Protected and Income Fund, Class Z	24,308	46,762	20,912	50,158	591,863	19,758	5,297	12,061
MassMutual Premier International Bond Fund, Class S	10,355	22,218	10,092	22,481	229,086	2,799	153	1,734
MassMutual Premier International Equity Fund, Class S	7,254	12,257	7,454	12,057	161,928	2,232	4,751	6,948
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	889	6	895	-	-	44	-	1,494
MassMutual Premier Money Market Fund, Class S	1,596	2,503	300	3,799	3,799	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	19,309	47,546	15,956	50,899	532,909	10,847	5,946	(347)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	10,760	13,968	9,593	15,135	193,123	1,522	-	(11,587)
MassMutual Premier Value Fund, Class S	863	282	1,145	-	-	-	-	883
MassMutual Select Blue Chip Growth Fund, Class S	5,104	9,778	4,692	10,190	130,132	313	-	10,192
MassMutual Select Core Opportunities Fund, Class S	4,396	1,419	5,815	-	-	669	-	2,966
MassMutual Select Diversified International Fund, Class S	15,182	24,637	14,227	25,592	166,094	4,629	-	542
MassMutual Select Diversified Value Fund, Class S	7,040	11,824	6,444	12,420	126,806	2,631	-	8,587
MassMutual Select Focused Value Fund, Class Z	3,576	10,764	3,280	11,060	208,596	1,868	13,805	8,113
MassMutual Select Fundamental Growth Fund, Class S	-	23,043	3,429	19,614	129,846	890	68	1,162
MassMutual Select Fundamental Value Fund, Class Z	9,818	13,516	10,278	13,056	148,320	4,066	-	11,940
MassMutual Select Growth Opportunities Fund, Class S	7,117	5,433	12,550	-	-	-	-	11,759
MassMutual Select Growth Opportunities Fund, Class Z	-	14,229	1,688	12,541	111,493	-	-	294
MassMutual Select Large Cap Growth Fund, Class S	4,220	12	4,232	-	-	21	-	(1,323)

102

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2015 Fund (Continued)
MassMutual Select Large Cap Value Fund, Class S	1,925	13,021	2,754	12,192	$95,340	$1,389	$26,577	$939
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	7,015	9,698	7,299	9,414	141,496	242	10,835	5,734
MassMutual Select Mid-Cap Value Fund, Class S	12,171	9,000	21,171	-	-	3,393	-	20,305
MassMutual Select Mid-Cap Value Fund, Class Z	-	22,012	2,894	19,118	212,016	-	-	92
MassMutual Select Overseas Fund, Class Z	34,262	52,784	31,711	55,335	418,888	4,356	-	11,710
MassMutual Select PIMCO Total Return Fund, Class Z	9,378	18,476	8,195	19,659	207,406	6,574	329	2,499
MassMutual Select Small Cap Growth Equity Fund, Class Z	4,383	6,069	4,921	5,531	83,849	-	4,536	3,228
MassMutual Select Small Cap Value Equity Fund, Class S	7,220	10,964	7,738	10,446	111,878	939	-	11,198
MassMutual Select Small Company Growth Fund, Class S	4,541	5,620	4,898	5,263	58,363	-	-	6,828
MassMutual Select Small Company Value Fund, Class Z	3,418	3,646	4,590	2,474	34,710	459	1,100	4,326
MassMutual Select Strategic Bond Fund, Class S	7,361	15,439	5,435	17,365	179,556	5,390	-	3,513
MM MSCI EAFE International Index Fund, Class Z	-	27,735	-	27,735	327,272	3,607	284	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	12,921	-	12,921	141,490	1,413	632	-
MM S&P Mid Cap Index Fund, Class Z	-	13,620	-	13,620	150,370	1,060	1,029	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	28,563	60,459	25,473	63,549	209,711	-	-	(3,605)
Oppenheimer Developing Markets Fund, Class Y*	915	2,721	714	2,922	101,905	650	-	1,663
Oppenheimer Real Estate Fund, Class Y*	6,604	6,940	6,508	7,036	161,906	2,954	-	25,150

					$7,493,568	$137,640	$95,803	$222,367

RetireSMART 2020 Fund
MassMutual Premier Core Bond Fund, Class Z	2,638,827	1,366,669	1,264,403	2,741,093	$31,303,285	$780,461	$659,335	$517,729
MassMutual Premier Disciplined Growth Fund, Class S	2,852,681	322,603	861,107	2,314,177	25,131,965	407,928	77,965	1,457,462
MassMutual Premier Disciplined Value Fund, Class S	2,510,148	328,181	585,448	2,252,881	25,277,323	596,652	-	(796,601)
MassMutual Premier Focused International Fund, Class Z	354,899	153,164	150,277	357,786	4,128,852	68,569	-	(101,095)
MassMutual Premier High Yield Fund, Class Z	1,802,257	550,891	881,256	1,471,892	13,879,945	1,023,673	-	80,506
MassMutual Premier Inflation-Protected and Income Fund, Class Z	1,470,158	855,845	488,294	1,837,709	21,684,969	735,629	197,221	372,304
MassMutual Premier International Bond Fund, Class S	1,099,315	454,785	516,730	1,037,370	10,570,796	141,020	7,694	223,377
MassMutual Premier International Equity Fund, Class S	834,655	252,270	339,935	746,990	10,032,070	148,284	315,571	1,323,865
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,302,076	8,380	1,310,456	-	-	63,054	-	5,278,587
MassMutual Premier Money Market Fund, Class S	45,059	84,589	11,101	118,547	118,547	12	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	1,478,415	645,827	396,699	1,727,543	18,087,378	400,766	219,705	(60,726)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	1,229,876	158,619	445,398	943,097	12,033,918	101,680	-	(1,805,069)
MassMutual Premier Value Fund, Class S	92,724	8,938	101,662	-	-	-	-	59,935
MassMutual Select Blue Chip Growth Fund, Class S	648,779	422,252	304,513	766,518	9,788,434	25,186	-	1,268,357
MassMutual Select Core Opportunities Fund, Class S	402,516	33,300	435,816	-	-	66,254	-	82,043
MassMutual Select Diversified International Fund, Class S	1,697,960	545,541	638,361	1,605,140	10,417,357	308,981	-	429,411

103

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2020 Fund (Continued)
MassMutual Select Diversified Value Fund, Class S	981,773	512,494	540,540	953,727	$9,737,552	$237,379	$-	$1,978,290
MassMutual Select Focused Value Fund, Class Z	360,082	297,570	87,695	569,957	10,749,395	102,764	805,945	105,482
MassMutual Select Fundamental Growth Fund, Class S	-	1,926,916	450,856	1,476,060	9,771,515	71,593	5,465	166,648
MassMutual Select Fundamental Value Fund, Class Z	1,300,889	319,048	635,648	984,289	11,181,527	389,669	-	358,251
MassMutual Select Growth Opportunities Fund, Class S	884,282	334,576	1,218,858	-	-	-	-	2,874,278
MassMutual Select Growth Opportunities Fund, Class Z	-	999,065	54,017	945,048	8,401,473	-	-	9,462
MassMutual Select Large Cap Growth Fund, Class S	1,230,177	3,205	1,233,382	-	-	6,625	-	1,187,805
MassMutual Select Large Cap Value Fund, Class S	199,212	817,434	121,745	894,901	6,998,126	108,693	2,079,342	175,004
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	917,279	182,537	553,074	546,742	8,217,538	15,012	715,003	(318,987)
MassMutual Select Mid-Cap Value Fund, Class S	1,316,743	206,735	1,523,478	-	-	11,106	-	3,230,878
MassMutual Select Mid-Cap Value Fund, Class Z	-	1,221,465	113,403	1,108,062	12,288,402	204,162	-	(2,132)
MassMutual Select Overseas Fund, Class Z	4,255,017	961,416	1,738,678	3,477,755	26,326,606	556,957	-	(907,326)
MassMutual Select PIMCO Total Return Fund, Class Z	683,374	183,046	247,265	619,155	6,532,089	235,726	11,227	28,236
MassMutual Select Small Cap Growth Equity Fund, Class Z	120,180	395,839	171,636	344,383	5,220,848	-	301,450	(177,075)
MassMutual Select Small Cap Value Equity Fund, Class S	344,894	729,340	409,278	664,956	7,121,674	63,513	-	485,231
MassMutual Select Small Company Growth Fund, Class S	312,274	362,171	335,341	339,104	3,760,662	-	-	300,910
MassMutual Select Small Company Value Fund, Class Z	207,551	306,024	365,616	147,959	2,075,871	29,334	81,985	143,902
MassMutual Select Strategic Bond Fund, Class S	480,049	152,197	85,598	546,648	5,652,345	187,522	-	163,680
MM MSCI EAFE International Index Fund, Class Z	-	1,660,061	-	1,660,061	19,588,719	224,658	17,711	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	783,868	-	783,868	8,583,351	89,189	39,879	-
MM S&P Mid Cap Index Fund, Class Z	-	740,035	-	740,035	8,169,982	59,930	58,169	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	3,152,460	1,880,385	954,027	4,078,818	13,460,098	-	-	(83,391)
Oppenheimer Developing Markets Fund, Class Y*	68,529	136,216	22,589	182,156	6,353,587	46,357	-	(24,415)
Oppenheimer Real Estate Fund, Class Y*	763,004	90,092	405,604	447,492	10,296,785	276,614	-	2,426,621

					$392,942,984	$7,784,952	$5,593,667	$20,451,437

RetireSMART 2025 Fund
MassMutual Premier Core Bond Fund, Class Z	8,650	19,536	6,278	21,908	$250,183	$5,850	$4,942	$2,181
MassMutual Premier Disciplined Growth Fund, Class S	15,212	22,331	4,837	32,706	355,187	5,424	1,037	10,684
MassMutual Premier Disciplined Value Fund, Class S	14,140	22,044	4,331	31,853	357,394	7,940	-	5,434
MassMutual Premier Focused International Fund, Class Z	2,729	5,434	2,487	5,676	65,500	1,025	-	(746)
MassMutual Premier High Yield Fund, Class Z	11,052	22,736	8,307	25,481	240,282	16,889	-	2,168
MassMutual Premier Inflation-Protected and Income Fund, Class Z	4,853	14,279	2,917	16,215	191,334	6,201	1,663	2,326
MassMutual Premier International Bond Fund, Class S	6,418	13,031	5,905	13,544	138,010	1,727	94	77
MassMutual Premier International Equity Fund, Class S	5,748	11,105	5,042	11,811	158,619	2,214	4,711	(3,584)
MassMutual Premier Money Market Fund, Class S	-	300	-	300	300	-	-	-
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	989	8	997	-	-	48	-	1,620

104

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2025 Fund (Continued)
MassMutual Premier Short-Duration Bond Fund, Class Z	5,265	14,426	4,121	15,570	$163,019	$3,392	$1,860	$(508)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	7,817	11,571	5,382	14,006	178,722	1,426	-	(20,536)
MassMutual Premier Value Fund, Class S	678	785	1,463	-	-	-	-	469
MassMutual Select Blue Chip Growth Fund, Class S	4,906	9,782	2,370	12,318	157,301	384	-	6,486
MassMutual Select Core Opportunities Fund, Class S	2,307	1,697	4,004	-	-	550	-	938
MassMutual Select Diversified International Fund, Class S	11,845	22,336	8,952	25,229	163,737	4,619	-	(6,592)
MassMutual Select Diversified Value Fund, Class S	6,924	13,437	5,178	15,183	155,015	3,419	-	6,443
MassMutual Select Focused Value Fund, Class Z	2,220	6,021	828	7,413	139,819	1,268	9,666	1,301
MassMutual Select Fundamental Growth Fund, Class S	-	24,800	1,080	23,720	157,026	1,091	83	356
MassMutual Select Fundamental Value Fund, Class Z	9,558	15,123	8,863	15,818	179,693	5,525	-	8,278
MassMutual Select Growth Opportunities Fund, Class S	6,847	9,464	16,311	-	-	-	-	14,528
MassMutual Select Growth Opportunities Fund, Class Z	-	15,365	183	15,182	134,966	-	-	18
MassMutual Select Large Cap Growth Fund, Class S	6,917	30	6,947	-	-	41	-	(1,951)
MassMutual Select Large Cap Value Fund, Class S	1,906	13,690	1,011	14,585	114,053	1,682	32,186	907
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	5,452	8,273	5,691	8,034	120,745	209	9,635	258
MassMutual Select Mid-Cap Value Fund, Class S	8,516	11,582	20,098	-	-	116	-	16,123
MassMutual Select Mid-Cap Value Fund, Class Z	-	17,066	762	16,304	180,811	2,851	-	(39)
MassMutual Select Overseas Fund, Class Z	28,811	48,023	22,311	54,523	412,736	6,289	-	(8,739)
MassMutual Select PIMCO Total Return Fund, Class Z	1,646	4,236	923	4,959	52,322	1,729	85	29
MassMutual Select Small Cap Growth Equity Fund, Class Z	3,116	5,997	3,364	5,749	87,155	-	4,775	(2,164)
MassMutual Select Small Cap Value Equity Fund, Class S	5,205	10,482	4,784	10,903	116,770	992	-	6,176
MassMutual Select Small Company Growth Fund, Class S	3,429	5,549	3,446	5,532	61,345	-	-	5,205
MassMutual Select Small Company Value Fund, Class Z	2,620	4,147	4,246	2,521	35,371	473	1,203	1,871
MassMutual Select Strategic Bond Fund, Class S	1,660	3,222	512	4,370	45,185	1,402	-	375
MM MSCI EAFE International Index Fund, Class Z	-	24,637	-	24,637	290,722	3,323	262	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	12,244	-	12,244	134,069	1,389	621	-
MM S&P Mid Cap Index Fund, Class Z	-	10,387	-	10,387	114,677	839	814	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	22,031	48,393	10,158	60,266	198,876	-	-	(977)
Oppenheimer Developing Markets Fund, Class Y*	452	2,348	92	2,708	94,472	659	-	(140)
Oppenheimer Real Estate Fund, Class Y*	4,466	5,904	3,987	6,383	146,864	2,839	-	17,604

					$5,392,280	$93,825	$73,637	$65,879

RetireSMART 2030 Fund
MassMutual Premier Core Bond Fund, Class Z	1,059,716	518,614	627,539	950,791	$10,858,038	$269,370	$227,564	$263,777
MassMutual Premier Disciplined Growth Fund, Class S	2,181,390	301,243	518,646	1,963,987	21,328,897	345,571	66,047	2,158,680
MassMutual Premier Disciplined Value Fund, Class S	1,896,275	331,116	315,094	1,912,297	21,455,968	505,533	-	(248,452)

105

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2030 Fund (Continued)
MassMutual Premier Focused International Fund, Class Z	388,532	165,558	182,244	371,846	$4,291,098	$71,141	$-	$(112,301)
MassMutual Premier High Yield Fund, Class Z	1,238,505	706,303	633,078	1,311,730	12,369,618	911,479	-	57,687
MassMutual Premier Inflation-Protected and Income Fund, Class Z	519,842	374,154	224,193	669,803	7,903,678	267,953	71,838	178,577
MassMutual Premier International Bond Fund, Class S	704,528	337,236	359,361	682,403	6,953,688	92,306	5,036	217,549
MassMutual Premier International Equity Fund, Class S	830,450	287,158	341,043	776,565	10,429,271	153,883	327,487	1,327,481
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	843,346	5,559	848,905	-	-	40,841	-	3,267,981
MassMutual Premier Short-Duration Bond Fund, Class Z	618,017	400,272	358,785	659,504	6,905,009	152,238	83,459	(39,722)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	1,163,558	161,039	414,545	910,052	11,612,268	97,986	-	(1,668,613)
MassMutual Premier Value Fund, Class S	83,641	12,083	95,724	-	-	-	-	13,575
MassMutual Select Blue Chip Growth Fund, Class S	789,780	283,990	217,258	856,512	10,937,654	28,239	-	696,861
MassMutual Select Core Opportunities Fund, Class S	333,345	33,453	366,798	-	-	55,903	-	75,643
MassMutual Select Diversified International Fund, Class S	1,758,640	597,799	687,882	1,668,557	10,828,936	322,239	-	352,334
MassMutual Select Diversified Value Fund, Class S	1,187,826	492,025	614,175	1,065,676	10,880,547	267,103	-	2,413,794
MassMutual Select Focused Value Fund, Class Z	289,948	227,379	70,208	447,119	8,432,656	80,882	636,678	92,199
MassMutual Select Fundamental Growth Fund, Class S	-	2,085,475	436,108	1,649,367	10,918,812	80,270	6,127	179,712
MassMutual Select Fundamental Value Fund, Class Z	1,584,756	354,752	839,747	1,099,761	12,493,280	450,053	-	520,564
MassMutual Select Growth Opportunities Fund, Class S	1,092,365	194,175	1,286,540	-	-	-	-	3,678,366
MassMutual Select Growth Opportunities Fund, Class Z	-	1,113,995	58,036	1,055,959	9,387,474	-	-	9,992
MassMutual Select Large Cap Growth Fund, Class S	1,478,520	4,320	1,482,840	-	-	8,452	-	1,306,154
MassMutual Select Large Cap Value Fund, Class S	265,027	848,936	114,229	999,734	7,817,922	121,976	2,333,461	280,334
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	896,127	144,885	525,352	515,660	7,750,373	14,209	674,384	(324,671)
MassMutual Select Mid-Cap Value Fund, Class S	1,248,829	231,456	1,480,285	-	-	10,429	-	2,920,268
MassMutual Select Mid-Cap Value Fund, Class Z	-	1,151,077	102,165	1,048,912	11,632,437	193,939	-	(1,094)
MassMutual Select Overseas Fund, Class Z	4,386,015	1,057,474	1,850,953	3,592,536	27,195,500	583,109	-	(931,878)
MassMutual Select PIMCO Total Return Fund, Class Z	186,704	78,523	56,668	208,559	2,200,297	78,768	3,783	1,277
MassMutual Select Small Cap Growth Equity Fund, Class Z	285,418	301,177	200,302	386,293	5,856,209	-	339,467	(453,137)
MassMutual Select Small Cap Value Equity Fund, Class S	521,283	569,590	354,714	736,159	7,884,258	70,599	-	1,084,926
MassMutual Select Small Company Growth Fund, Class S	312,243	282,159	223,145	371,257	4,117,241	-	-	339,396
MassMutual Select Small Company Value Fund, Class Z	291,939	227,914	353,915	165,938	2,328,113	33,036	89,813	143,618
MassMutual Select Strategic Bond Fund, Class S	186,063	42,822	39,197	189,688	1,961,374	65,333	-	42,665
MM MSCI EAFE International Index Fund, Class Z	-	1,711,125	-	1,711,125	20,191,272	232,502	18,330	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	876,785	-	876,785	9,600,795	100,209	44,806	-
MM S&P Mid Cap Index Fund, Class Z	-	705,629	-	705,629	7,790,140	57,393	55,707	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	3,001,736	1,749,652	909,179	3,842,209	12,679,290	-	-	(74,653)

106

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2030 Fund (Continued)
Oppenheimer Developing Markets Fund, Class Y*	58,435	135,024	17879	175,580	$6,124,217	$44,825	$-	$(17,626)
Oppenheimer Real Estate Fund, Class Y*	643,274	90,402	326,834	406,842	9,361,446	242,227	-	1,888,163

					$332,477,776	$6,049,996	$4,983,987	$19,639,426

RetireSMART 2035 Fund
MassMutual Premier Core Bond Fund, Class Z	6,407	9,916	3,758	12,565	$143,494	$3,405	$2,876	$1,460
MassMutual Premier Disciplined Growth Fund, Class S	13,896	16,482	4,221	26,157	284,070	4,384	838	9,695
MassMutual Premier Disciplined Value Fund, Class S	12,663	16,342	3,540	25,465	285,722	6,414	-	4,780
MassMutual Premier Focused International Fund, Class Z	2,809	4,873	2,271	5,411	62,448	987	-	(1,125)
MassMutual Premier High Yield Fund, Class Z	6,251	12,996	4,663	14,584	137,523	9,705	-	1,060
MassMutual Premier Inflation-Protected and Income Fund, Class Z	2,185	6,640	1,789	7,036	83,028	2,701	724	1,052
MassMutual Premier International Bond Fund, Class S	4,637	8,343	3,923	9,057	92,295	1,172	64	202
MassMutual Premier International Equity Fund, Class S	5,735	9,767	4,254	11,248	151,055	2,129	4,531	(4,032)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	559	4	563	-	-	28	-	1,000
MassMutual Premier Short-Duration Bond Fund, Class Z	2,771	6,122	1,716	7,177	75,147	1,586	869	(216)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	8,036	9,536	4,453	13,119	167,400	1,349	-	(17,774)
MassMutual Premier Value Fund, Class S	703	544	1,247	-	-	-	-	362
MassMutual Select Blue Chip Growth Fund, Class S	5,497	9,690	1,895	13,292	169,737	418	-	5,643
MassMutual Select Core Opportunities Fund, Class S	2,047	1,319	3,366	-	-	479	-	649
MassMutual Select Diversified International Fund, Class S	12,467	19,474	8,135	23,806	154,502	4,399	-	(6,596)
MassMutual Select Diversified Value Fund, Class S	7,749	12,215	3,876	16,088	164,262	3,565	-	5,609
MassMutual Select Focused Value Fund, Class Z	2,063	4,789	501	6,351	119,780	1,097	8,309	843
MassMutual Select Fundamental Growth Fund, Class S	-	26,651	1,082	25,569	169,264	1,186	91	272
MassMutual Select Fundamental Value Fund, Class Z	10,633	14,057	7,633	17,057	193,764	5,728	-	4,972
MassMutual Select Growth Opportunities Fund, Class S	7,611	7,159	14,770	-	-	-	-	15,784
MassMutual Select Growth Opportunities Fund, Class Z	-	16,559	194	16,365	145,486	-	-	(24)
MassMutual Select Large Cap Growth Fund, Class S	8,713	29	8,742	-	-	50	-	(2,646)
MassMutual Select Large Cap Value Fund, Class S	2,090	14,799	795	16,094	125,853	1,875	35,869	906
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	5,569	6,575	4,720	7,424	111,578	195	8,891	(1,440)
MassMutual Select Mid-Cap Value Fund, Class S	8,580	8,111	16,691	-	-	97	-	14,237
MassMutual Select Mid-Cap Value Fund, Class Z	-	15,721	608	15,113	167,607	2,667	-	(76)
MassMutual Select Overseas Fund, Class Z	30,391	40,732	19,953	51,170	387,360	5,495	-	(9,805)
MassMutual Select PIMCO Total Return Fund, Class Z	547	2,585	352	2,780	29,329	967	48	(38)
MassMutual Select Small Cap Growth Equity Fund, Class Z	3,184	5,071	2,552	5,703	86,451	-	4,784	(3,843)
MassMutual Select Small Cap Value Equity Fund, Class S	5,286	9,084	3,658	10,712	114,720	984	-	3,501

107

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2035 Fund (Continued)
MassMutual Select Small Company Growth Fund, Class S	3,385	4,642	2,609	5,418	$60,086	$-	$-	$4,253
MassMutual Select Small Company Value Fund, Class Z	2,589	3,350	3,434	2,505	35,142	475	1,165	1,574
MassMutual Select Strategic Bond Fund, Class S	1,284	1,833	617	2,500	25,846	815	-	436
MM MSCI EAFE International Index Fund, Class Z	-	23,211	-	23,211	273,890	3,148	248	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	12,114	-	12,114	132,651	1,382	618	-
MM S&P Mid Cap Index Fund, Class Z	-	9,776	-	9,776	107,925	794	771	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	20,744	40,572	7,414	53,902	177,877	-	-	191
Oppenheimer Developing Markets Fund, Class Y*	400	2,176	42	2,534	88,396	549	-	(73)
Oppenheimer Real Estate Fund, Class Y*	4,238	4,739	3,228	5,749	132,278	2,496	-	14,087

					$4,655,966	$72,721	$70,696	$44,880

RetireSMART 2040 Fund
MassMutual Premier Core Bond Fund, Class Z	611,048	290,328	322,898	578,478	$6,606,217	$163,982	$138,533	$138,723
MassMutual Premier Disciplined Growth Fund, Class S	1,337,806	231,539	460,135	1,109,210	12,046,017	195,367	37,340	1,709,335
MassMutual Premier Disciplined Value Fund, Class S	1,112,278	233,881	266,012	1,080,147	12,119,245	285,836	-	76,357
MassMutual Premier Focused International Fund, Class Z	250,692	123,501	126,193	248,000	2,861,916	47,504	-	(76,661)
MassMutual Premier High Yield Fund, Class Z	423,744	401,141	263,994	560,891	5,289,199	391,802	-	58,648
MassMutual Premier Inflation-Protected and Income Fund, Class Z	135,982	234,981	107,262	263,701	3,111,675	106,043	28,430	86,247
MassMutual Premier International Bond Fund, Class S	344,634	218,637	177,245	386,026	3,933,604	52,224	2,849	85,424
MassMutual Premier International Equity Fund, Class S	543,008	219,703	244,788	517,923	6,955,700	102,739	218,646	761,614
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	472,791	2,965	475,756	-	-	22,874	-	1,801,359
MassMutual Premier Short-Duration Bond Fund, Class Z	196,684	175,756	85,487	286,953	3,004,398	66,268	36,329	(11,008)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	752,415	145,714	273,644	624,485	7,968,434	67,314	-	(1,117,129)
MassMutual Premier Value Fund, Class S	71,973	12,061	84,034	-	-	-	-	54,230
MassMutual Select Blue Chip Growth Fund, Class S	541,456	247,712	128,257	660,911	8,439,832	21,752	-	541,995
MassMutual Select Core Opportunities Fund, Class S	198,244	24,908	223,152	-	-	34,419	-	41,188
MassMutual Select Diversified International Fund, Class S	1,147,036	450,118	484,979	1,112,175	7,218,013	214,490	-	564,509
MassMutual Select Diversified Value Fund, Class S	790,142	313,075	281,748	821,469	8,387,200	199,843	-	1,117,322
MassMutual Select Focused Value Fund, Class Z	179,487	150,276	37,990	291,773	5,502,836	52,697	414,527	49,476
MassMutual Select Fundamental Growth Fund, Class S	-	1,502,156	229,483	1,272,673	8,425,095	61,832	4,720	94,033
MassMutual Select Fundamental Value Fund, Class Z	1,076,393	277,648	505,430	848,611	9,640,225	335,871	-	309,889
MassMutual Select Growth Opportunities Fund, Class Z	-	865,524	50,894	814,630	7,242,057	-	-	7,508
MassMutual Select Growth Opportunities Fund, Class S	751,003	190,860	941,863	-	-	-	-	2,598,219
MassMutual Select Large Cap Growth Fund, Class S	974,235	2,553	976,788	-	-	5,601	-	733,906
MassMutual Select Large Cap Value Fund, Class S	184,211	664,296	76,025	772,482	6,040,811	94,044	1,799,097	107,400

108

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2040 Fund (Continued)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	600,762	117,580	370,498	347,844	$5,228,091	$9,572	$452,634	$(289,691)
MassMutual Select Mid-Cap Value Fund, Class S	827,050	201,155	1,028,205	-	-	7,091	-	2,412,318
MassMutual Select Mid-Cap Value Fund, Class Z	-	781,834	72,700	709,134	7,864,293	130,926	-	(1,191)
MassMutual Select Overseas Fund, Class Z	2,853,515	814,030	1,282,267	2,385,278	18,056,554	396,818	-	(641,662)
MassMutual Select PIMCO Total Return Fund, Class Z	59,012	90,379	22,376	127,015	1,340,007	46,488	2,300	56
MassMutual Select Small Cap Growth Equity Fund, Class Z	197,250	198,477	132,459	263,268	3,991,137	-	230,897	(315,274)
MassMutual Select Small Cap Value Equity Fund, Class S	337,354	383,868	218,483	502,739	5,384,339	48,115	-	656,456
MassMutual Select Small Company Growth Fund, Class S	245,859	179,663	170,310	255,212	2,830,302	-	-	355,226
MassMutual Select Small Company Value Fund, Class Z	220,640	142,199	249,579	113,260	1,589,032	22,501	61,891	90,585
MassMutual Select Strategic Bond Fund, Class S	97,995	34,735	17,317	115,413	1,193,373	39,515	-	9,789
MM MSCI EAFE International Index Fund, Class Z	-	1,148,797	-	1,148,797	13,555,807	155,155	12,232	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	598,620	-	598,620	6,554,887	67,985	30,398	-
MM S&P Mid Cap Index Fund, Class Z	-	481,310	-	481,310	5,313,668	38,902	37,759	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	1,885,329	1,002,576	494,198	2,393,707	7,899,234	-	-	(45,975)
Oppenheimer Developing Markets Fund, Class Y*	43,187	87,879	10,919	120,147	4,190,741	30,553	-	(10,367)
Oppenheimer Real Estate Fund, Class Y*	383,004	74,349	193,304	264,049	6,075,776	152,789	-	1,104,178

					$215,859,715	$3,668,912	$3,508,582	$13,057,032

RetireSMART 2045 Fund
MassMutual Premier Core Bond Fund, Class Z	2,337	2,360	1,592	3,105	$35,461	$824	$696	$536
MassMutual Premier Disciplined Growth Fund, Class S	11,101	8,950	5,312	14,739	160,063	2,448	468	11,891
MassMutual Premier Disciplined Value Fund, Class S	9,827	8,870	4,344	14,353	161,037	3,582	-	6,043
MassMutual Premier Focused International Fund, Class Z	2,373	2,960	1,906	3,427	39,550	620	-	(1,218)
MassMutual Premier High Yield Fund, Class Z	1,978	2,819	2,039	2,758	26,012	1,866	-	597
MassMutual Premier Inflation-Protected and Income Fund, Class Z	525	1,304	577	1,252	14,769	488	131	319
MassMutual Premier International Bond Fund, Class S	1,720	1,997	1,606	2,111	21,509	268	14	256
MassMutual Premier International Equity Fund, Class S	4,882	5,896	3,645	7,133	95,791	1,338	2,848	(2,727)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	1,411	10	1,421	-	-	68	-	2,522
MassMutual Premier Short-Duration Bond Fund, Class Z	709	1,691	935	1,465	15,334	317	174	(66)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	6,730	5,706	3,880	8,556	109,176	872	-	(16,056)
MassMutual Premier Value Fund, Class S	729	284	1,013	-	-	-	-	573
MassMutual Select Blue Chip Growth Fund, Class S	4,865	6,482	2,013	9,334	119,196	287	-	5,872
MassMutual Select Core Opportunities Fund, Class S	1,702	616	2,318	-	-	293	-	1,308
MassMutual Select Diversified International Fund, Class S	10,435	11,849	7,100	15,184	98,545	2,747	-	(6,019)
MassMutual Select Diversified Value Fund, Class S	6,806	8,403	3,786	11,423	116,632	2,479	-	5,084
MassMutual Select Focused Value Fund, Class Z	1,636	3,016	666	3,986	75,177	674	5,109	950

109

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2045 Fund (Continued)
MassMutual Select Fundamental Growth Fund, Class S	-	19,367	1,408	17,959	$118,890	$816	$62	$525
MassMutual Select Fundamental Value Fund, Class Z	9,340	9,096	6,451	11,985	136,148	3,935	-	3,607
MassMutual Select Growth Opportunities Fund, Class S	6,594	5,124	11,718	-	-	-	-	14,169
MassMutual Select Growth Opportunities Fund, Class Z	-	11,928	427	11,501	102,243	-	-	7
MassMutual Select Large Cap Growth Fund, Class S	7,423	22	7,445	-	-	44	-	(1,139)
MassMutual Select Large Cap Value Fund, Class S	1,844	10,439	1,134	11,149	87,186	1,268	24,259	542
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	4,875	3,655	3,748	4,782	71,873	123	5,613	(2,153)
MassMutual Select Mid-Cap Value Fund, Class S	7,414	5,330	12,744	-	-	65	-	12,541
MassMutual Select Mid-Cap Value Fund, Class Z	-	10,409	657	9,752	108,147	1,684	-	(66)
MassMutual Select Overseas Fund, Class Z	24,901	24,454	16,821	32,534	246,284	3,533	-	(8,942)
MassMutual Select PIMCO Total Return Fund, Class Z	234	657	165	726	7,657	242	12	(12)
MassMutual Select Small Cap Growth Equity Fund, Class Z	2,557	3,243	2,118	3,682	55,827	-	3,019	(3,486)
MassMutual Select Small Cap Value Equity Fund, Class S	4,199	5,946	3,416	6,729	72,063	604	-	4,032
MassMutual Select Small Company Growth Fund, Class S	2,736	2,985	2,307	3,414	37,860	-	-	4,737
MassMutual Select Small Company Value Fund, Class Z	2,080	2,149	2,611	1,618	22,700	300	740	1,002
MassMutual Select Strategic Bond Fund, Class S	371	445	198	618	6,391	196	-	128
MM MSCI EAFE International Index Fund, Class Z	-	15,195	-	15,195	179,298	1,986	157	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	7,977	-	7,977	87,345	876	392	-
MM S&P Mid Cap Index Fund, Class Z	-	6,452	-	6,452	71,227	504	490	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	16,743	23,347	8,159	31,931	105,372	-	-	1
Oppenheimer Developing Markets Fund, Class Y*	243	1,494	87	1,650	57,556	370	-	(139)
Oppenheimer Real Estate Fund, Class Y*	3,386	2,619	2,487	3,518	80,949	1,587	-	13,469

					$2,743,268	$37,304	$44,184	$48,688

RetireSMART 2050 Fund
MassMutual Premier Core Bond Fund, Class Z	55,186	42,076	44,607	52,655	$601,317	$15,044	$12,709	$11,049
MassMutual Premier Disciplined Growth Fund, Class S	262,225	148,698	163,119	247,804	2,691,152	44,189	8,446	297,784
MassMutual Premier Disciplined Value Fund, Class S	229,810	148,584	137,017	241,377	2,708,248	64,665	-	168,969
MassMutual Premier Focused International Fund, Class Z	56,612	54,114	53,287	57,439	662,846	11,139	-	(22,597)
MassMutual Premier High Yield Fund, Class Z	51,575	53,525	57,793	47,307	446,101	33,733	-	17,679
MassMutual Premier Inflation-Protected and Income Fund, Class Z	8,913	26,624	13,842	21,695	256,003	8,901	2,386	4,384
MassMutual Premier International Bond Fund, Class S	38,519	35,108	38,575	35,052	357,176	4,770	260	532
MassMutual Premier International Equity Fund, Class S	120,065	105,607	105,678	119,994	1,611,517	24,088	51,262	(91,647)
MassMutual Premier Main Street Small/Mid Cap Fund, Class S	60,025	676	60,701	-	-	2,918	-	146,948
MassMutual Premier Short-Duration Bond Fund, Class Z	19,466	33,166	27,899	24,733	258,957	5,747	3,151	(1,049)

110

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/11	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2050 Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	154,680	102,836	112,054	145,462	$1,856,090	$15,864	$-	$(435,301)
MassMutual Premier Value Fund, Class S	13,861	7,695	21,556	-	-	-	-	9,774
MassMutual Select Blue Chip Growth Fund, Class S	115,804	113,547	72,049	157,302	2,008,748	5,237	-	178,848
MassMutual Select Core Opportunities Fund, Class S	40,149	13,509	53,658	-	-	6,600	-	7,923
MassMutual Select Diversified International Fund, Class S	242,920	215,644	201,159	257,405	1,670,557	50,187	-	(121,868)
MassMutual Select Diversified Value Fund, Class S	165,756	148,582	119,431	194,907	1,990,003	47,310	-	139,494
MassMutual Select Focused Value Fund, Class Z	40,172	52,454	25,307	67,319	1,269,628	12,296	95,853	36,241
MassMutual Select Fundamental Growth Fund, Class S	-	389,988	87,080	302,908	2,005,249	14,888	1,136	37,306
MassMutual Select Fundamental Value Fund, Class Z	226,634	161,942	186,571	202,005	2,294,778	78,388	-	133,278
MassMutual Select Growth Opportunities Fund, Class S	162,116	101,716	263,832	-	-	-	-	293,976
MassMutual Select Growth Opportunities Fund, Class Z	-	220,072	26,203	193,869	1,723,495	-	-	4,168
MassMutual Select Large Cap Growth Fund, Class S	181,266	1,384	182,650	-	-	1,056	-	(79,537)
MassMutual Select Large Cap Value Fund, Class S	45,416	188,521	49,127	184,810	1,445,213	22,753	435,264	(8,885)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	116,428	65,761	101,895	80,294	1,206,814	2,236	104,744	(50,504)
MassMutual Select Mid-Cap Value Fund, Class S	172,265	108,969	281,234	-	-	1,527	-	255,366
MassMutual Select Mid-Cap Value Fund, Class Z	-	192,423	28,326	164,097	1,819,840	30,654	-	1,647
MassMutual Select Overseas Fund, Class Z	591,861	439,700	480,044	551,517	4,174,984	84,588	-	(188,176)
MassMutual Select PIMCO Total Return Fund, Class Z	7,916	10,197	5,784	12,329	130,072	4,537	224	213
MassMutual Select Small Cap Growth Equity Fund, Class Z	48,146	66,328	52,936	61,538	932,915	-	54,561	(40,812)
MassMutual Select Small Cap Value Equity Fund, Class S	87,135	121,396	95,773	112,758	1,207,635	10,922	-	89,589
MassMutual Select Small Company Growth Fund, Class S	66,786	60,074	69,659	57,201	634,359	-	-	67,438
MassMutual Select Small Company Value Fund, Class Z	50,325	45,908	69,525	26,708	374,707	5,365	14,240	32,181
MassMutual Select Strategic Bond Fund, Class S	7,384	7,433	4,284	10,533	108,912	3,600	-	2,027
MM MSCI EAFE International Index Fund, Class Z	-	283,322	-	283,322	3,343,198	37,950	2,992	-
MM Russell 2000 Small Cap Index Fund, Class Z	-	149,600	-	149,600	1,638,121	16,851	7,535	-
MM S&P Mid Cap Index Fund, Class Z	-	120,915	-	120,915	1,334,900	9,694	9,409	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	387,856	438,878	284,088	542,646	1,790,733	-	-	(80,873)
Oppenheimer Developing Markets Fund, Class Y*	7,805	27,308	7,134	27,979	975,894	7,489	-	7,343
Oppenheimer Real Estate Fund, Class Y*	79,483	47,452	66,628	60,307	1,387,662	34,098	-	237,846

					$46,917,824	$719,284	$804,172	$1,060,753

*	Fund advised by OppenheimerFunds, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are

111

Notes to Financial Statements (Continued)

indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

112

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund and MassMutual RetireSMART 2050 Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2013

113

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2010 Since 1996	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2012	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

114

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2003	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	93^^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

115

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2003	Retired.	93^^	Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC.	91	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

116

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	91

Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	91

Eric H. Wietsma Age: 46	President	Since 2008	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91
	Vice President	(2006- 2008)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

117

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2012, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
RetireSMART Conservative Fund	67.64%
RetireSMART Moderate Fund	39.71%
RetireSMART Moderate Growth Fund	64.44%
RetireSMART Growth Fund	81.70%
RetireSMART In Retirement Fund	17.66%
RetireSMART 2010 Fund	28.87%
RetireSMART 2015 Fund	25.19%
RetireSMART 2020 Fund	50.87%
RetireSMART 2025 Fund	49.98%
RetireSMART 2030 Fund	67.64%
RetireSMART 2035 Fund	57.44%
RetireSMART 2040 Fund	80.85%
RetireSMART 2045 Fund	74.55%
RetireSMART 2050 Fund	73.05%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2012:

Qualified Dividend Income
RetireSMART Conservative Fund	4,932,055
RetireSMART Moderate Fund	5,685,607
RetireSMART Moderate Growth Fund	5,557,298
RetireSMART Growth Fund	976,288
RetireSMART In Retirement Fund	666,117
RetireSMART 2010 Fund	1,058,180
RetireSMART 2015 Fund	75,526
RetireSMART 2020 Fund	5,332,034
RetireSMART 2025 Fund	71,442
RetireSMART 2030 Fund	4,932,055
RetireSMART 2035 Fund	65,580
RetireSMART 2040 Fund	2,713,787
RetireSMART 2045 Fund	36,217
RetireSMART 2050 Fund	693,360

118

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

119

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2012:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Conservative Fund
Class S	$1,000	0.14%	$1,048.10	$0.72	$1,024.60	$0.72
Class Y	1,000	0.17%	1,047.70	0.88	1,024.40	0.87
Class L	1,000	0.25%	1,047.90	1.29	1,024.00	1.28
Class A	1,000	0.50%	1,046.30	2.59	1,022.70	2.56
RetireSMART Moderate Fund
Class S	1,000	0.14%	1,066.50	0.73	1,024.60	0.72
Class Y	1,000	0.18%	1,065.90	0.94	1,024.40	0.92
Class L	1,000	0.26%	1,066.10	1.36	1,024.00	1.33
Class A	1,000	0.51%	1,064.20	2.66	1,022.70	2.61

120

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Moderate Growth Fund
Class S	$1,000	0.15%	$1,082.70	$0.79	$1,024.50	$0.77
Class Y	1,000	0.19%	1,082.30	1.00	1,024.30	0.97
Class L	1,000	0.27%	1,081.40	1.42	1,023.90	1.38
Class A	1,000	0.52%	1,080.70	2.73	1,022.60	2.66
RetireSMART Growth Fund
Class S	1,000	0.15%	1,088.00	0.79	1,024.50	0.77
Class Y	1,000	0.19%	1,089.50	1.00	1,024.30	0.97
Class L	1,000	0.26%	1,088.70	1.37	1,024.00	1.33
Class A	1,000	0.52%	1,086.40	2.74	1,022.60	2.66
RetireSMART In Retirement Fund
Class S	1,000	0.18%	1,051.50	0.93	1,024.40	0.92
Class Y	1,000	0.25%	1,050.50	1.30	1,024.00	1.28
Class L	1,000	0.34%	1,049.70	1.76	1,023.60	1.74
Class A	1,000	0.60%	1,048.40	3.11	1,022.20	3.07
Class N	1,000	0.90%	1,047.10	4.66	1,020.70	4.60
RetireSMART 2010 Fund
Class S	1,000	0.17%	1,059.80	0.88	1,024.40	0.87
Class Y	1,000	0.27%	1,058.80	1.40	1,023.90	1.38
Class L	1,000	0.36%	1,059.00	1.87	1,023.50	1.84
Class A	1,000	0.61%	1,057.10	3.17	1,022.20	3.12
Class N	1,000	0.91%	1,055.30	4.73	1,020.70	4.65
RetireSMART 2015 Fund
Class S	1,000	0.10%	1,067.90	0.52	1,024.80	0.51
Class Y	1,000	0.15%	1,067.20	0.78	1,024.50	0.77
Class L	1,000	0.25%	1,066.40	1.31	1,024.00	1.28
Class A	1,000	0.50%	1,065.20	2.61	1,022.70	2.56
RetireSMART 2020 Fund
Class S	1,000	0.14%	1,074.20	0.73	1,024.60	0.72
Class Y	1,000	0.23%	1,073.60	1.21	1,024.10	1.18
Class L	1,000	0.33%	1,073.30	1.73	1,023.60	1.69
Class A	1,000	0.58%	1,071.20	3.04	1,022.30	2.96
Class N	1,000	0.88%	1,069.60	4.60	1,020.80	4.49
RetireSMART 2025 Fund
Class S	1,000	0.10%	1,080.80	0.53	1,024.80	0.51
Class Y	1,000	0.15%	1,080.40	0.79	1,024.50	0.77
Class L	1,000	0.25%	1,081.20	1.31	1,024.00	1.28
Class A	1,000	0.50%	1,079.10	2.63	1,022.70	2.56
RetireSMART 2030 Fund
Class S	1,000	0.14%	1,082.50	0.74	1,024.60	0.72
Class Y	1,000	0.23%	1,082.40	1.21	1,024.10	1.18
Class L	1,000	0.33%	1,082.50	1.74	1,023.60	1.69
Class A	1,000	0.58%	1,080.80	3.05	1,022.30	2.96
Class N	1,000	0.88%	1,078.40	4.62	1,020.80	4.49

121

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART 2035 Fund
Class S	$1,000	0.10%	$1,084.60	$0.53	$1,024.80	$0.51
Class Y	1,000	0.15%	1,084.00	0.79	1,024.50	0.77
Class L	1,000	0.25%	1,083.80	1.32	1,024.00	1.28
Class A	1,000	0.50%	1,083.10	2.63	1,022.70	2.56
RetireSMART 2040 Fund
Class S	1,000	0.14%	1,083.90	0.74	1,024.60	0.72
Class Y	1,000	0.23%	1,082.90	1.21	1,024.10	1.18
Class L	1,000	0.33%	1,084.00	1.74	1,023.60	1.69
Class A	1,000	0.58%	1,081.50	3.05	1,022.30	2.96
Class N	1,000	0.88%	1,080.90	4.63	1,020.80	4.49
RetireSMART 2045 Fund
Class S	1,000	0.10%	1,089.70	0.53	1,024.80	0.51
Class Y	1,000	0.15%	1,089.10	0.79	1,024.50	0.77
Class L	1,000	0.25%	1,087.70	1.32	1,024.00	1.28
Class A	1,000	0.50%	1,087.30	2.64	1,022.70	2.56
RetireSMART 2050 Fund
Class S	1,000	0.10%	1,087.40	0.53	1,024.80	0.51
Class Y	1,000	0.15%	1,089.20	0.79	1,024.50	0.77
Class L	1,000	0.25%	1,088.50	1.32	1,024.00	1.28
Class A	1,000	0.50%	1,086.80	2.64	1,022.70	2.56
Class N	1,000	0.80%	1,084.20	4.21	1,021.20	4.09

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

122

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001 March 1, 2013

© 2013 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services
is a division] and its affiliated companies and sales representatives.	L4543 213 C:05477-04

Item 2. Code of Ethics.

As of December 31, 2012, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2012, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2012 and 2011 were $1,159,553 and $1,076,549, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2012 and 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2012 and 2011 were $179,596 and $258,816, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2012 and 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2012 and 2011 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2012 and 2011 were $4,762,077 and $2,907,553, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 2/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 2/28/13

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/28/13